                      SUPPLEMENT DATED SEPTEMBER 22, 2006
           TO THE PROSPECTUSES FOR THE PRINCIPAL INVESTORS FUND, INC.
                              DATED MARCH 1, 2006
  (PLEASE NOTE THAT NOT ALL OF THESE FUNDS ARE OFFERED IN ALL SHARE CLASSES.)


WM GROUP OF FUNDS ACQUISITION


On July 25, 2006, the Principal Financial Group, Inc. ("PFG") and its subsidiary, Principal Management Corporation, entered into an agreement with Washington Mutual, Inc. ("WM") to acquire all of the outstanding stock of its subsidiaries, WM Advisors, Inc. ("WMA"), the investment advisor to the WM Group of Funds, WM Funds Distributors, Inc. and WM Shareholder Services, Inc. (the "Transaction"). On September 11, 2006, the Principal Investors Fund, Inc. ("PIF") Board of Directors approved the proposed merger with the WM Funds and resulting proposed reorganizations (the "Reorganizations") of the funds. Pursuant to the Reorganizations, each of the WM Funds (each, an "Acquired Fund") will combine with and into the following corresponding separate series of PIF (each, an "Acquiring Fund"), subject to various conditions including the approval of the shareholders of each Acquired Fund:

         WM ACQUIRED FUNDS                      PIF ACQUIRING FUNDS
WM TRUST I
 Equity Income Fund                   Equity Income Fund I /1/
 Growth & Income Fund                 Disciplined LargeCap Blend Fund /2/
 High Yield Fund                       High Yield Fund II /1/
 Income Fund                           Income Fund /1/
 Mid Cap Stock Fund                   MidCap Stock Fund /1/
 Money Market Fund                     Money Market Fund /2/
 REIT Fund                             Real Estate Securities Fund /2/
 Small Cap Value Fund                 Small Cap Value Fund /2/
 Tax-Exempt Bond Fund                 Tax-Exempt Bond Fund I /1/
 U.S. Government Securities Fund       Mortgage Securities Fund /1/
 West Coast Equity Fund               West Coast Equity Fund /1/
WM TRUST II
 California Insured                   California Insured Intermediate-Municipal
Intermediate-Municipal Fund          Fund /1/
 California Municipal Fund            California Municipal Fund /1/
 Growth Fund                           LargeCap Growth Fund /2/
 International Growth Fund            Diversified International Fund /2/
 Short Term Income Fund               Short-Term Income Fund /1/
 Small Cap Growth Fund                 SmallCap Growth Fund /2/
WM SAM PORTFOLIOS
 Balanced Portfolio                   SAM Balanced Portfolio /1/
 Conservative Balanced Portfolio      SAM Conservative Balanced Portfolio /1/
 Conservative Growth Portfolio        SAM Conservative Growth Portfolio /1/
 Flexible Income Portfolio            SAM Flexible Income Portfolio /1/
 Strategic Growth Portfolio           SAM Strategic Growth Portfolio /1/


It is currently expected that the Transaction will close in the fourth quarter of this calendar year, and that the Reorganizations will occur shortly thereafter.


Under the Reorganizations (i) all the assets and the stated liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for Class A, Class B, Class C and Institutional Class ("Class I") shares of the Acquiring Fund; (ii) holders of Class A, Class B, Class C and Class I shares of the Acquired Fund will receive, respectively, that number of Class A, Class B, Class C and Class I shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund will be liquidated and dissolved.
ZZ 23290

FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the Reorganization, the WM Funds and PIF will have received, in form and substance satisfactory to each, an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each Acquired Fund and its corresponding Acquiring Fund, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.


DISTRIBUTION OF INCOME AND GAINS. . Prior to the Reorganization, each Acquired Fund whose taxable year will end as a result of the Reorganization generally is required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to such shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder's taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.


Moreover, if an Acquiring Fund has realized net investment income or net capital gains but has not distributed such income or gains prior to the Reorganization, and you acquire shares of such Acquiring Fund in the Reorganization, a portion of your subsequent distributions from the Acquiring Fund will, in effect, be a taxable return of part of your investment. Similarly, if you acquire Acquiring Fund shares in the Reorganization when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Acquiring Fund sells the appreciated securities and distributes the realized gain. The Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each Reorganization is not conditioned upon the closing of the others. However, one of the conditions to the closing of the Transaction is that shareholders of each of the following Acquired Funds (as well as certain other funds advised by WMA) approve the Reorganization: Conservative Balanced Portfolio, Flexible Income Portfolio, Balanced Portfolio, Conservative Growth Portfolio, Strategic Growth Portfolio, U.S. Government Securities Fund, Growth & Income Fund, Income Fund, Mid Cap Stock Fund, High Yield Fund, West Coast Equity Fund, International Growth Fund, Growth Fund, Short Term Income Fund and Equity Income Fund. If shareholders of any of these funds do not approve the Reorganization, PFG, in its discretion, may elect not to consummate the Transaction, in which case the Reorganization will not take place as to any Acquired Funds.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Funds, or to receive a free copy of a prospectus/ proxy statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.
ZZ 23290

OTHER REORGANIZATIONS


On September 11, 2006, the Principal Investors Fund, Inc. ("PIF") Board of Directors approved proposed reorganizations (the "PIF Reorganizations") of several of its series. Pursuant to the PIF Reorganizations, each of the Partners LargeCap Growth Fund, Tax-Exempt Bond Fund and Equity Income Fund (each, a "PIF Acquired Fund") will combine with and into the following corresponding separate series of PIF (each, a "PIF Acquiring Fund"), subject to various conditions including the approval of the shareholders of each PIF Acquired Fund:

         PIF ACQUIRED FUNDS                      PIF ACQUIRING FUNDS
 Equity Income Fund                     Equity Income Fund I /3/
 Partners LargeCap Growth Fund          Partners LargeCap Growth Fund II
 Tax-Exempt Bond Fund                   Tax-Exempt Bond Fund I /3/


It is currently expected that the PIF Reorganizations will occur shortly after the end of the year.


Under the PIF Reorganizations (i) all the assets and the stated liabilities of each PIF Acquired Fund will be transferred to the PIF Acquiring Fund in exchange for Class A, Class B, Class J, Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Advisors Signature and Institutional Class ("Class I") shares of the PIF Acquiring Fund; (ii) holders of Class A, Class B, Class J, Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Advisors Signature Class and Class I shares of the PIF Acquired Fund will receive, respectively, that number of Class A, Class B, Class J, Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Advisors Signature and Class I shares of the PIF Acquiring Fund equal in value at the time of the exchange to the value of the holder's PIF Acquired Fund shares at such time; and (iii) the PIF Acquired Fund will be liquidated and dissolved.


FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the PIF Reorganization, PIF will have received, in satisfactory form and substance, an opinion from counsel substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each PIF Acquired Fund and its corresponding PIF Acquiring Fund, for federal income tax purposes: (1) the PIF Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the PIF Acquired Fund or the PIF Acquiring Fund upon the transfer of the assets and liabilities, if any, of the PIF Acquired Fund to the PIF Acquiring Fund solely in exchange for shares of the PIF Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the PIF Acquired Fund upon the exchange of such PIF Acquired Fund's shares solely for shares of the PIF Acquiring Fund; (4) the holding period and tax basis of the shares of the PIF Acquiring Fund received by each holder of shares of the PIF Acquired Fund pursuant to the PIF Reorganization will be the same as the holding period and tax basis of the shares of the PIF Acquired Fund held by the shareholder (provided the shares of the PIF Acquired Fund were held as a capital asset on the date of the PIF Reorganization) immediately prior to the PIF Reorganization; and (5) the holding period and tax basis of the assets of the PIF Acquired Fund acquired by the PIF Acquiring Fund will be the same as the holding period and tax basis of those assets to the PIF Acquired Fund immediately prior to the PIF Reorganization.


DISTRIBUTION OF INCOME AND GAINS. . Prior to the PIF Reorganization, each PIF Acquired Fund whose taxable year will end as a result of the PIF Reorganization generally is required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the PIF Reorganization. Such distributions will be made to such shareholders before the PIF Reorganization. A PIF Acquired Fund shareholder will be required to include any such distributions in such shareholder's taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the PIF Reorganization not occurred.


Moreover, if a PIF Acquiring Fund has realized net investment income or net capital gains but has not distributed such income or gains prior to the PIF Reorganization, and you acquire shares of such PIF Acquiring Fund in the PIF Reorganization, a portion of your subsequent distributions from the PIF Acquiring Fund will, in effect, be a taxable return of part of your investment.
 Similarly, if you acquire PIF Acquiring Fund shares in the PIF Reorganization when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the PIF Acquiring Fund sells the appreciated securities and distributes the realized gain. The PIF Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation. ZZ 23290

The foregoing is only a summary of the principal federal income tax consequences of the PIF Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the PIF Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the PIF Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each PIF Reorganization is not conditioned upon the closing of the other PIF Reorganizations. However, the PIF Reorganizations of the Equity Income Fund and the Tax-Exempt Bond Fund may not occur if the Transaction described above under WM Group of Funds Acquisition does not occur.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any PIF Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the PIF Acquiring Funds, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the PIF Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.
____________________________
   /1/ These Acquiring Funds are newly-organized funds that will commence operations in connection with the Reorganization. It is expected that the WMA portfolio management team managing each corresponding Acquired Fund will continue to manage the Acquiring
   Fund as sub-advisor, and that the Acquired Fund will be the survivor for accounting and performance reporting purposes.

   /2 /These Acquiring Funds are existing PIF Funds into which the relevant WM Fund will be merged; the portfolio management teams for those funds will be different from those of the corresponding
   Acquired Funds.

   /3/ These PIF Acquiring Funds are newly-organized funds that will commence operations in connection with the PIF Reorganization; the portfolio management teams for those funds will be different from those of the corresponding PIF Acquired Funds.

PARTNERS LARGECAP GROWTH FUND
On September 11, 2006, the Fund's Board of Directors approved replacing the Fund's sub-advisor Grantham, Mayo, Van Otterloo & Co. with American Century Investment Management, Inc. ("American Century"). American Century was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111. As of December 31, 2005, American Century managed $100.9 billion in assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.



E.A. PRESCOTT LEGARD, CFA. . Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.



GREGORY J. WOODHAMS, CFA. Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor's degree in Economics from Rice University and a Master's degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.
ZZ 23290

The following changes to the Fund's investment strategy will be made as a result of the change of sub-advisors.


MAIN STRATEGIES
Under normal markets, the Partners LargeCap Growth Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of June 30, 2006, the range was between approximately $1.6 billion and $364.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

American Century selects stocks of companies they believe will increase in value over time using a growth investment strategy they developed. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace. Accelerating growth is shown, for example, by growth that exhibits a higher positive rate of change this quarter than last or this year than the year before. It also includes companies whose growth rates, although still negative, are less negative than prior periods. The American Century strategy is based on the premise that, over the long-term, the stocks of companies with accelerating earnings and revenues have a greater than average chance to increase in value.


American Century uses a bottom-up approach to select securities to buy for the Fund. This means that American Century makes its investment decisions based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using its extensive database, American Century tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help American Century select or hold the securities of companies they believe will be able to sustain accelerating growth and sell the securities of companies whose growth begins to slow down.


American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in securities regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, non-leveraged futures contracts and options and other similar securities. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. In addition, up to 25% of Fund assets may be invested in foreign securities.


PARTNERS MIDCAP VALUE FUND
PARTNERS SMALLCAP GROWTH FUND II
As communicated to you in a prospectus supplement dated June 16, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") began serving as an additional sub-advisor to the Partners MidCap Value Fund and Essex Investment Management Company, LLC ("Essex") began serving as an additional sub-advisor for the Partners SmallCap Growth Fund II.

Following are revised fund descriptions for these two Funds which incorporate information with regard to the processes these new sub-advisors will follow when managing their portions of the respective Fund portfolios.
PARTNERS MIDCAP VALUE FUND
The Fund seeks long-term growth of capital. The Manager has selected Neuberger Berman and Jacobs Levy as Sub-Advisors to the Fund.

MAIN STRATEGIES
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of June 30, 2006, this range was between approximately $1.7 billion and $15.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies. ZZ 23290

Neuberger Berman, the Sub-Advisor, selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


Jacobs Levy, the Sub-Advisor, selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Their approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process they refer to as "disentangling." The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.


Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.
ZZ 23290

INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

PARTNERS SMALLCAP GROWTH FUND II
The Fund seeks long-term growth of capital. The Manager has selected UBS Global AM, Emerald and Essex as Sub-Advisors to the Fund.

MAIN STRATEGIES
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of June 30, 2006, this range was between approximately $83 million and $2.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Fund will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Fund will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.
ZZ 23290

MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries .




INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.
PARTNERS MIDCAP GROWTH FUND
Effective October 1, 2006, Tara Hedlund and Jason Schrotberger will serve as co-portfolio managers for the Fund, replacing William McVail and Robert Turner. Ms. Hedlund and Mr. Schrotberger will act as co-portfolio managers for the Fund along with Christopher McHugh who was been on the Fund's portfolio management team since the Fund began in December of 2000.


TARA R. HEDLUND, CFA, CPA . Joining the company in 2000, Ms. Hedlund is a security analyst/portfolio manager at Turner Investment Partners. She covers stocks in the technology & telecommunications sector. Ms. Hedlunc has eleven years of investment experience and prior to joining Turner, she was an audit engagement senior at Arthur Andersen LLP. Ms. Hedlund earned a BBS in Accountancy from Villanova University. She has earned the right to use the Chartered Financial Analyst designation.
ZZ 23290

JASON D. SCHROTBERGER, CFA . Joining the company in 2001, Mr. Schrotberger is a security analyst/portfolio manager at Turner Investment Partners. He covers stocks in the consumer sector. Mr. Schrotberger has twelve years of investment experience and prior to joining Turner, he was an investment analyst at BlackRock Financial Management. Mr. Schrotberger earned a BA in Economics from Denison University and an MBA in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

PRINCIPAL LIFETIME 2010 FUND
PRINCIPAL LIFETIME 2020 FUND
PRINCIPAL LIFETIME 2030 FUND
PRINCIPAL LIFETIME 2040 FUND
PRINCIPAL LIFETIME 2050 FUND
PRINCIPAL LIFETIME STRATEGIC INCOME FUND

The main strategies section for each of the above-named Funds has been changed as follows:


MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic, foreign equity, fixed-income markets and other asset classes.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Fund. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Fund. In deciding the asset allocation of the Fund's assets, the Manager and Sub-Advisor consider long-term asset class returns and within each asset class, the Manager considers a variety of factors including expected returns, expense levels, diversification and appropriate levels of risk within each asset class. Principal is also responsible for employing an active rebalancing strategy. This strategy identifies asset classes that appear attractive or unattractive over shorter time period. These views may lead to cash flows or Fund assets being directed to move underlying fund weights closer to their target position.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds, their respective target weights and the cash flow allocations and any transfers of Fund assets needed. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Fund invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Fund circumstances change allocations.


In allocating Fund assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Fund must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Fund's allocation among the underlying funds so that within ten to fifteen years after the target year, the Fund's underlying fund allocation matches that of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.





ZZ 23290


                      SUPPLEMENT DATED SEPTEMBER 22, 2006
           TO THE PROSPECTUSES FOR THE PRINCIPAL INVESTORS FUND, INC.
                              DATED MARCH 1, 2006
  (PLEASE NOTE THAT NOT ALL OF THESE FUNDS ARE OFFERED IN ALL SHARE CLASSES.)


WM GROUP OF FUNDS ACQUISITION


On July 25, 2006, the Principal Financial Group, Inc. ("PFG") and its subsidiary, Principal Management Corporation, entered into an agreement with Washington Mutual, Inc. ("WM") to acquire all of the outstanding stock of its subsidiaries, WM Advisors, Inc. ("WMA"), the investment advisor to the WM Group of Funds, WM Funds Distributors, Inc. and WM Shareholder Services, Inc. (the "Transaction"). On September 11, 2006, the Principal Investors Fund, Inc. ("PIF") Board of Directors approved the proposed merger with the WM Funds and resulting proposed reorganizations (the "Reorganizations") of the funds. Pursuant to the Reorganizations, each of the WM Funds (each, an "Acquired Fund") will combine with and into the following corresponding separate series of PIF (each, an "Acquiring Fund"), subject to various conditions including the approval of the shareholders of each Acquired Fund:

         WM ACQUIRED FUNDS                      PIF ACQUIRING FUNDS
WM TRUST I
 Equity Income Fund                   Equity Income Fund I /1/
 Growth & Income Fund                 Disciplined LargeCap Blend Fund /2/
 High Yield Fund                       High Yield Fund II /1/
 Income Fund                           Income Fund /1/
 Mid Cap Stock Fund                   MidCap Stock Fund /1/
 Money Market Fund                     Money Market Fund /2/
 REIT Fund                             Real Estate Securities Fund /2/
 Small Cap Value Fund                 Small Cap Value Fund /2/
 Tax-Exempt Bond Fund                 Tax-Exempt Bond Fund I /1/
 U.S. Government Securities Fund       Mortgage Securities Fund /1/
 West Coast Equity Fund               West Coast Equity Fund /1/
WM TRUST II
 California Insured                   California Insured Intermediate-Municipal
Intermediate-Municipal Fund          Fund /1/
 California Municipal Fund            California Municipal Fund /1/
 Growth Fund                           LargeCap Growth Fund /2/
 International Growth Fund            Diversified International Fund /2/
 Short Term Income Fund               Short-Term Income Fund /1/
 Small Cap Growth Fund                 SmallCap Growth Fund /2/
WM SAM PORTFOLIOS
 Balanced Portfolio                   SAM Balanced Portfolio /1/
 Conservative Balanced Portfolio      SAM Conservative Balanced Portfolio /1/
 Conservative Growth Portfolio        SAM Conservative Growth Portfolio /1/
 Flexible Income Portfolio            SAM Flexible Income Portfolio /1/
 Strategic Growth Portfolio           SAM Strategic Growth Portfolio /1/


It is currently expected that the Transaction will close in the fourth quarter of this calendar year, and that the Reorganizations will occur shortly thereafter.


Under the Reorganizations (i) all the assets and the stated liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for Class A, Class B, Class C and Institutional Class ("Class I") shares of the Acquiring Fund; (ii) holders of Class A, Class B, Class C and Class I shares of the Acquired Fund will receive, respectively, that number of Class A, Class B, Class C and Class I shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund will be liquidated and dissolved.
ZZ 23290

FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the Reorganization, the WM Funds and PIF will have received, in form and substance satisfactory to each, an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each Acquired Fund and its corresponding Acquiring Fund, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.


DISTRIBUTION OF INCOME AND GAINS. . Prior to the Reorganization, each Acquired Fund whose taxable year will end as a result of the Reorganization generally is required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to such shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder's taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.


Moreover, if an Acquiring Fund has realized net investment income or net capital gains but has not distributed such income or gains prior to the Reorganization, and you acquire shares of such Acquiring Fund in the Reorganization, a portion of your subsequent distributions from the Acquiring Fund will, in effect, be a taxable return of part of your investment. Similarly, if you acquire Acquiring Fund shares in the Reorganization when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Acquiring Fund sells the appreciated securities and distributes the realized gain. The Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each Reorganization is not conditioned upon the closing of the others. However, one of the conditions to the closing of the Transaction is that shareholders of each of the following Acquired Funds (as well as certain other funds advised by WMA) approve the Reorganization: Conservative Balanced Portfolio, Flexible Income Portfolio, Balanced Portfolio, Conservative Growth Portfolio, Strategic Growth Portfolio, U.S. Government Securities Fund, Growth & Income Fund, Income Fund, Mid Cap Stock Fund, High Yield Fund, West Coast Equity Fund, International Growth Fund, Growth Fund, Short Term Income Fund and Equity Income Fund. If shareholders of any of these funds do not approve the Reorganization, PFG, in its discretion, may elect not to consummate the Transaction, in which case the Reorganization will not take place as to any Acquired Funds.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Funds, or to receive a free copy of a prospectus/ proxy statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.
ZZ 23290

OTHER REORGANIZATIONS


On September 11, 2006, the Principal Investors Fund, Inc. ("PIF") Board of Directors approved proposed reorganizations (the "PIF Reorganizations") of several of its series. Pursuant to the PIF Reorganizations, each of the Partners LargeCap Growth Fund, Tax-Exempt Bond Fund and Equity Income Fund (each, a "PIF Acquired Fund") will combine with and into the following corresponding separate series of PIF (each, a "PIF Acquiring Fund"), subject to various conditions including the approval of the shareholders of each PIF Acquired Fund:

         PIF ACQUIRED FUNDS                      PIF ACQUIRING FUNDS
 Equity Income Fund                     Equity Income Fund I /3/
 Partners LargeCap Growth Fund          Partners LargeCap Growth Fund II
 Tax-Exempt Bond Fund                   Tax-Exempt Bond Fund I /3/


It is currently expected that the PIF Reorganizations will occur shortly after the end of the year.


Under the PIF Reorganizations (i) all the assets and the stated liabilities of each PIF Acquired Fund will be transferred to the PIF Acquiring Fund in exchange for Class A, Class B, Class J, Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Advisors Signature and Institutional Class ("Class I") shares of the PIF Acquiring Fund; (ii) holders of Class A, Class B, Class J, Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Advisors Signature Class and Class I shares of the PIF Acquired Fund will receive, respectively, that number of Class A, Class B, Class J, Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Advisors Signature and Class I shares of the PIF Acquiring Fund equal in value at the time of the exchange to the value of the holder's PIF Acquired Fund shares at such time; and (iii) the PIF Acquired Fund will be liquidated and dissolved.


FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the PIF Reorganization, PIF will have received, in satisfactory form and substance, an opinion from counsel substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each PIF Acquired Fund and its corresponding PIF Acquiring Fund, for federal income tax purposes: (1) the PIF Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the PIF Acquired Fund or the PIF Acquiring Fund upon the transfer of the assets and liabilities, if any, of the PIF Acquired Fund to the PIF Acquiring Fund solely in exchange for shares of the PIF Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the PIF Acquired Fund upon the exchange of such PIF Acquired Fund's shares solely for shares of the PIF Acquiring Fund; (4) the holding period and tax basis of the shares of the PIF Acquiring Fund received by each holder of shares of the PIF Acquired Fund pursuant to the PIF Reorganization will be the same as the holding period and tax basis of the shares of the PIF Acquired Fund held by the shareholder (provided the shares of the PIF Acquired Fund were held as a capital asset on the date of the PIF Reorganization) immediately prior to the PIF Reorganization; and (5) the holding period and tax basis of the assets of the PIF Acquired Fund acquired by the PIF Acquiring Fund will be the same as the holding period and tax basis of those assets to the PIF Acquired Fund immediately prior to the PIF Reorganization.


DISTRIBUTION OF INCOME AND GAINS. . Prior to the PIF Reorganization, each PIF Acquired Fund whose taxable year will end as a result of the PIF Reorganization generally is required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the PIF Reorganization. Such distributions will be made to such shareholders before the PIF Reorganization. A PIF Acquired Fund shareholder will be required to include any such distributions in such shareholder's taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the PIF Reorganization not occurred.


Moreover, if a PIF Acquiring Fund has realized net investment income or net capital gains but has not distributed such income or gains prior to the PIF Reorganization, and you acquire shares of such PIF Acquiring Fund in the PIF Reorganization, a portion of your subsequent distributions from the PIF Acquiring Fund will, in effect, be a taxable return of part of your investment.
 Similarly, if you acquire PIF Acquiring Fund shares in the PIF Reorganization when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the PIF Acquiring Fund sells the appreciated securities and distributes the realized gain. The PIF Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation. ZZ 23290

The foregoing is only a summary of the principal federal income tax consequences of the PIF Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the PIF Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the PIF Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each PIF Reorganization is not conditioned upon the closing of the other PIF Reorganizations. However, the PIF Reorganizations of the Equity Income Fund and the Tax-Exempt Bond Fund may not occur if the Transaction described above under WM Group of Funds Acquisition does not occur.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any PIF Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the PIF Acquiring Funds, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the PIF Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.
____________________________
   /1/ These Acquiring Funds are newly-organized funds that will commence operations in connection with the Reorganization. It is expected that the WMA portfolio management team managing each corresponding Acquired Fund will continue to manage the Acquiring
   Fund as sub-advisor, and that the Acquired Fund will be the survivor for accounting and performance reporting purposes.

   /2 /These Acquiring Funds are existing PIF Funds into which the relevant WM Fund will be merged; the portfolio management teams for those funds will be different from those of the corresponding
   Acquired Funds.

   /3/ These PIF Acquiring Funds are newly-organized funds that will commence operations in connection with the PIF Reorganization; the portfolio management teams for those funds will be different from those of the corresponding PIF Acquired Funds.

PARTNERS LARGECAP GROWTH FUND
On September 11, 2006, the Fund's Board of Directors approved replacing the Fund's sub-advisor Grantham, Mayo, Van Otterloo & Co. with American Century Investment Management, Inc. ("American Century"). American Century was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111. As of December 31, 2005, American Century managed $100.9 billion in assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.



E.A. PRESCOTT LEGARD, CFA. . Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.



GREGORY J. WOODHAMS, CFA. Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor's degree in Economics from Rice University and a Master's degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.
ZZ 23290

The following changes to the Fund's investment strategy will be made as a result of the change of sub-advisors.


MAIN STRATEGIES
Under normal markets, the Partners LargeCap Growth Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of June 30, 2006, the range was between approximately $1.6 billion and $364.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

American Century selects stocks of companies they believe will increase in value over time using a growth investment strategy they developed. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace. Accelerating growth is shown, for example, by growth that exhibits a higher positive rate of change this quarter than last or this year than the year before. It also includes companies whose growth rates, although still negative, are less negative than prior periods. The American Century strategy is based on the premise that, over the long-term, the stocks of companies with accelerating earnings and revenues have a greater than average chance to increase in value.


American Century uses a bottom-up approach to select securities to buy for the Fund. This means that American Century makes its investment decisions based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using its extensive database, American Century tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help American Century select or hold the securities of companies they believe will be able to sustain accelerating growth and sell the securities of companies whose growth begins to slow down.


American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in securities regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, non-leveraged futures contracts and options and other similar securities. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. In addition, up to 25% of Fund assets may be invested in foreign securities.


PARTNERS MIDCAP VALUE FUND
PARTNERS SMALLCAP GROWTH FUND II
As communicated to you in a prospectus supplement dated June 16, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") began serving as an additional sub-advisor to the Partners MidCap Value Fund and Essex Investment Management Company, LLC ("Essex") began serving as an additional sub-advisor for the Partners SmallCap Growth Fund II.

Following are revised fund descriptions for these two Funds which incorporate information with regard to the processes these new sub-advisors will follow when managing their portions of the respective Fund portfolios.
PARTNERS MIDCAP VALUE FUND
The Fund seeks long-term growth of capital. The Manager has selected Neuberger Berman and Jacobs Levy as Sub-Advisors to the Fund.

MAIN STRATEGIES
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of June 30, 2006, this range was between approximately $1.7 billion and $15.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies. ZZ 23290

Neuberger Berman, the Sub-Advisor, selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


Jacobs Levy, the Sub-Advisor, selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Their approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process they refer to as "disentangling." The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.


Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.
ZZ 23290

INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

PARTNERS SMALLCAP GROWTH FUND II
The Fund seeks long-term growth of capital. The Manager has selected UBS Global AM, Emerald and Essex as Sub-Advisors to the Fund.

MAIN STRATEGIES
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of June 30, 2006, this range was between approximately $83 million and $2.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Fund will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Fund will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.
ZZ 23290

MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries .




INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.
PARTNERS MIDCAP GROWTH FUND
Effective October 1, 2006, Tara Hedlund and Jason Schrotberger will serve as co-portfolio managers for the Fund, replacing William McVail and Robert Turner. Ms. Hedlund and Mr. Schrotberger will act as co-portfolio managers for the Fund along with Christopher McHugh who was been on the Fund's portfolio management team since the Fund began in December of 2000.


TARA R. HEDLUND, CFA, CPA . Joining the company in 2000, Ms. Hedlund is a security analyst/portfolio manager at Turner Investment Partners. She covers stocks in the technology & telecommunications sector. Ms. Hedlunc has eleven years of investment experience and prior to joining Turner, she was an audit engagement senior at Arthur Andersen LLP. Ms. Hedlund earned a BBS in Accountancy from Villanova University. She has earned the right to use the Chartered Financial Analyst designation.
ZZ 23290

JASON D. SCHROTBERGER, CFA . Joining the company in 2001, Mr. Schrotberger is a security analyst/portfolio manager at Turner Investment Partners. He covers stocks in the consumer sector. Mr. Schrotberger has twelve years of investment experience and prior to joining Turner, he was an investment analyst at BlackRock Financial Management. Mr. Schrotberger earned a BA in Economics from Denison University and an MBA in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

PRINCIPAL LIFETIME 2010 FUND
PRINCIPAL LIFETIME 2020 FUND
PRINCIPAL LIFETIME 2030 FUND
PRINCIPAL LIFETIME 2040 FUND
PRINCIPAL LIFETIME 2050 FUND
PRINCIPAL LIFETIME STRATEGIC INCOME FUND

The main strategies section for each of the above-named Funds has been changed as follows:


MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic, foreign equity, fixed-income markets and other asset classes.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Fund. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Fund. In deciding the asset allocation of the Fund's assets, the Manager and Sub-Advisor consider long-term asset class returns and within each asset class, the Manager considers a variety of factors including expected returns, expense levels, diversification and appropriate levels of risk within each asset class. Principal is also responsible for employing an active rebalancing strategy. This strategy identifies asset classes that appear attractive or unattractive over shorter time period. These views may lead to cash flows or Fund assets being directed to move underlying fund weights closer to their target position.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds, their respective target weights and the cash flow allocations and any transfers of Fund assets needed. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Fund invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Fund circumstances change allocations.


In allocating Fund assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Fund must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Fund's allocation among the underlying funds so that within ten to fifteen years after the target year, the Fund's underlying fund allocation matches that of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.





ZZ 23290

                         SUPPLEMENT DATED JUNE 16, 2006
            TO THE PROSPECTUS FOR THE PRINCIPAL INVESTORS FUND, INC.
                           CLASS A AND CLASS B SHARES
                              DATED MARCH 1, 2006

PARTNERS MIDCAP VALUE FUND
Effective on or about June 30, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") is an additional sub-advisor for the Partners MidCap Value Fund.

Jacobs Levy Equity Management, Inc. provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients and currently manages about $20 billion in assets.


Day-to-day portfolio management is performed by the two founders of Jacobs Levy, Bruce Jacobs and Ken Levy. Mr. Jacobs and Mr. Levy are well-known for their research and academic publications on investment theory and practice. Together, they serve as portfolio managers for the portion of the Fund's portfolio allocated by the Manager to Jacobs Levy for management and are responsible for research, security selection, portfolio construction and trading.



BRUCE JACOBS . Mr. Jacobs serves as co-chief investment officer, portfolio manager and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was a First Vice President of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operation Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University and an MA in Applied Economics and Ph.D. in Finance from the University of Pennsylvania's Wharton School.



KEN LEVY, CFA . Mr. Levy serves as co-chief investment officer, portfolio manager and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Asset Management Company. He earned a BA in Economics from Cornell University, an MBA and an MA in Business Economics from the University of Pennsylvania's Wharton School and has completed all requirements short of the dissertation for a Ph.D. at Wharton. He has earned the right to use the Chartered Financial Analyst designation.

PARTNERS SMALLCAP GROWTH FUND II
Effective on or about June 30, 2006, Essex Investment Management Company, LLC ("Essex") is an additional sub-advisor for the Partners SmallCap Growth Fund II.

Essex Investment Management Company, LLC ("Essex") is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. As of March 31, 2006, Essex had a total of $3.95 billion in assets under management.


Day-to-day portfolio management is performed by Nancy B. Prial.



NANCY B. PRIAL, CFA . Ms. Prial is a Portfolio Manager on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graded from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

                         SUPPLEMENT DATED MAY 25, 2006
   TO THE PRINCIPAL INVESTORS FUND, INC. CLASS A & CLASS B SHARES PROSPECTUS
                              DATED MARCH 1, 2006

SMALLCAP BLEND FUND
Effective March 20, 2006, Thomas Morabito, CFA, was named as the individual responsible for day-to-day fund management for the SmallCap Blend Fund, replacing Todd Sanders, CFA.


THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.


Effective May 19, 2006, Phil Nordhus, was appointed as co-Portfolio Manager for the SmallCap Blend Fund. Going forward, Mr. Nordhus and Mr. Morabito are the individuals responsible for day-to-day fund management.



PHIL NORDHUS, CFA. . Mr. Nordhus joined Principal in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor's degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.


TAX-EXEMPT BOND FUND
The Fund description for the Tax-Exempt Bond Fund has been revised to include the following language:


HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Hedging through use of futures, options, swaps and other derivative instruments may not always be successful; the value of these derivtive instruments can be highly volatile; using them could lower the Fund's total return; and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts.

                        SUPPLEMENT DATED APRIL 11, 2006
               TO THE PRINCIPAL INVESTORS FUND, INC. PROSPECTUSES
                              DATED MARCH 1, 2006

SMALLCAP BLEND FUND
Effective March 20, 2006, Thomas Morabito, CFA, has been named as the individual responsible for day-to-day fund management for the SmallCap Blend Fund, replacing Todd Sanders, CFA.


THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

                        SUPPLEMENT DATED MARCH 20, 2006
                     TO THE PRINCIPAL INVESTORS FUND, INC.
                        PROSPECTUSES DATED MARCH 1, 2006

At its March 13, 2006 meeting, the Board of Directors of Principal Investors Fund approved a reallocation of portfolio management responsibilities between Principal and the Manager with regard to the Principal LifeTime Funds. As described more fully below, Principal will be responsible for the asset allocation function with regard to the LifeTime Funds while the Manager will be responsible for choosing the funds in which the LifeTime Funds invest.

PRINCIPAL LIFETIME 2010
PRINCIPAL LIFETIME 2020
PRINCIPAL LIFETIME 2030
PRINCIPAL LIFETIME 2040
PRINCIPAL LIFETIME 2050
The main strategies section for each of the above-named funds has been changed as follows:


MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Fund. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Fund. In deciding how to allocate the Fund's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Fund assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Fund invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Fund circumstances change allocations.


In allocating Fund assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Fund must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Fund's asset allocation so that within five to ten years after the target year, the Fund's asset allocation matches that of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.

PRINCIPAL LIFETIME STRATEGIC INCOME FUND
The main strategies section for the above-named fund has been changed as follows:

MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. Most of the Fund's assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing markets through their investments in fixed-income securities, "hybrid" securities - such as real estate and preferred securities, which may produce current income as well as capital gains - and dividend generating domestic and foreign stocks.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Fund. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Fund. In deciding how to allocate the Fund's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Fund assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Fund invests.


In allocating Fund assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's: organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.



Doug Loeffler is the individual currently responsible for the day-to-day management of the investment advisory services Principal Management Corporation provides to the six above-named Funds.



DOUG LOEFFLER, CFA . Mr. Loeffler is a Vice President with Principal Management Corporation. He is the senior member of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program. He is responsible for preparing periodic evaluation reports including both qualitative and quantitative analysis. Mr. Loeffler participates in the manager selection process and portfolio reviews. Joining Principal Management Corporation in 2004, he has 16 years of investment experience including 14 years in the mutual fund industry (Scudder and Founders Asset Management). His background includes quantitative analysis, fundamental analysis and portfolio management focusing on non-U.S. stocks. Mr. Loeffler earned an MBA in Finance at the University of Chicago and a degree in Economics from Washington State University. He has earned the right to use the Chartered Financial Analyst designation.

                         PRINCIPAL INVESTORS FUND, INC.




                            CLASS A AND CLASS B


 This Prospectus describes a mutual fund organized by Principal Life Insurance
                        Company/(R) /("Principal Life").



               The date of this Prospectus is March 1, 2006.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

 Fund Descriptions

 LargeCap US Equity Funds
  Disciplined LargeCap Blend ............................................

  Equity Income Fund ....................................................

  LargeCap Growth Fund..................................................

  LargeCap S&P 500 Index Fund...........................................

  LargeCap Value Fund...................................................

  Partners LargeCap Blend Fund..........................................

  Partners LargeCap Blend Fund I........................................

  Partners LargeCap Growth Fund I.......................................

  Partners LargeCap Growth Fund II......................................

  Partners LargeCap Value Fund..........................................


 Small/MidCap US Equity Funds
  MidCap Blend Fund.....................................................

  Partners MidCap Growth Fund...........................................

  Partners MidCap Growth Fund I.........................................

  Partners MidCap Value Fund............................................

  Partners SmallCap Growth Fund II......................................

  Real Estate Securities Fund...........................................

  SmallCap Blend Fund...................................................

  SmallCap Value Fund...................................................


 International Equity Funds
  Diversified International Fund........................................

  International Emerging Markets Fund...................................


 Fixed Income Funds
  Bond & Mortgage Securities Fund.......................................

  Government & High Quality Bond Fund f/k/a Government Securities Fund..

  Inflation Protection Fund .............................................

  Preferred Securities Fund.............................................

  Tax-Exempt Bond Fund ..................................................


 Short-Term Fixed Income Funds
  Money Market Fund.....................................................

  Short-Term Bond Fund f/k/a High Quality Short-Term Bond Fund ..........


  Ultra Short Bond Fund .................................................


 Asset Allocation Funds
  Principal LifeTime 2010 Fund..........................................

  Principal LifeTime 2020 Fund..........................................

  Principal LifeTime 2030 Fund..........................................

  Principal LifeTime 2040 Fund..........................................

  Principal LifeTime 2050 Fund..........................................

  Principal LifeTime Strategic Income Fund..............................


General Information

 The Costs of Investing.................................................

 Certain Investment Strategies and Related Risks........................

 Management, Organization and Capital Structure.........................

 Pricing of Fund Shares.................................................

 Dividends and Distributions............................................

 How to Buy Fund Shares.................................................

 How to Redeem (Sell) Shares............................................

 How to Exchange Shares Among Principal Investors Funds.................

 Frequent Purchases and Redemptions.....................................

 General Information About a Fund Account...............................

Financial Highlights....................................................

Portfolio Holdings Information..........................................

Additional Information..................................................

Appendix A..............................................................

FUND DESCRIPTIONS


Principal Investors Fund, Inc. is comprised of many investment portfolios ("Funds"). Principal Management Corporation*, the "Manager" of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Fund.


The Manager has selected a Sub-Advisor for each Fund based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Sub-Advisor for each Fund is shown with the Fund's description on the following pages.


The Sub-Advisors are:
.. AllianceBernstein Investment Research and Management ("Bernstein") .. American Century Investment Management, Inc. ("American Century") .. BNY Investment Advisors ("BNY")
.. Columbus Circle Investors ("CCI")*
.. Emerald Advisers, Inc. ("Emerald")
.. Goldman Sachs Asset Management LP ("GSAM")
.. Mellon Equity Associates, LLP ("Mellon Equity")
.. Neuberger Berman Management Inc. ("Neuberger Berman")

.. Nuveen Asset Management ("NAM")
.. Principal Global Investors, LLC ("Principal")*
.. Principal Real Estate Investors, LLC ("Principal - REI")*
.. Spectrum Asset Management, Inc. ("Spectrum)*
.. T. Rowe Price Associates, Inc. ("T. Rowe Price")
.. Turner Investment Partners, Inc. ("Turner")
.. UBS Global Asset Management (Americas) Inc. ("UBS Global AM")
.. Wellington Management Company, LLP ("Wellington Management")
  * Principal Management Corporation, CCI, Principal, Principal - REI, Princor Financial Services Corporation ("Princor") and Spectrum are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group/(R)/.


All of the Funds described in this prospectus offer Class A shares. In addition, certain of the Funds offer Class B shares. Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase. Class B shares are not subject to a sales charge at the time of purchase but are subject to a contingent deferred sales charge ("CDSC") on shares redeemed within six years of purchase.

In the description for each Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS

These sections describe each Fund's investment objective and summarize how each Fund intends to achieve its investment objective. The Board of Directors may change a Fund's objective or the principal investment policies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund's investment objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The sections also describe each Fund's primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."

Each Fund is designed to be a portion of an investor's portfolio. None of the Funds are intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

The prospectus contains information on the historical performance of each Fund's Class A and Class B shares. Historical performance for periods prior to the date on which a Fund's Class A and B shares began operations (as indicated in the tables on the following pages) is based on the performance of another share class. In the case of the Equity Income Fund and the Tax-Exempt Bond Fund, performance is based on the performance of the Class A or Class B shares of each Fund's predecessor. In the case of each other Fund, performance is based on the performance of the oldest share class of the Fund, either the Institutional Class shares or the Advisors Preferred Class shares, adjusted to reflect the expenses of the Fund's Class A and Class B shares. The adjustments result in performance that is no higher than the historical performance of the applicable Institutional Class or Advisors Preferred Class shares.

A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


Call the Principal Investors Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Fund.


FEES AND EXPENSES

The annual operating expenses for each Fund are deducted from that Fund's assets (stated as a percentage of Fund assets). Each Fund's operating expenses are shown with the description of the Fund and are stated as a percentage of Fund assets. A discussion of fees and expenses appears later in the Prospectus under the caption "The Costs of Investing."

The description of each Fund includes examples of the costs associated with investing in the Fund. The examples are intended to help you compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return each year and that the Fund's operating expenses remain the same. Your actual costs of investing in a particular Fund may be higher or lower than the costs assumed for purposes of the examples.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, the Manager, any Sub-Advisor or Princor.
.. Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DISCIPLINED LARGECAP BLEND FUND

The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2005 this range was between approximately $665 million and $370.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their expected investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal believes that changes in market expectations drive stock prices. Early identification of improving business fundamentals, early identification of positive change in expectations regarding future profitability of companies and paying prices that are below "fair value" for these stocks will result in investment management success. Principal's investment process seeks to systematically identify stocks with desirable characteristics and combine these stocks in a risk-managed portfolio to maximize return potential by controlling risk.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

Principal has been the Fund's Sub-Advisor since December 30, 2002.

The inception date of the Fund is December 30, 2002. Class A and Class B shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2003"27.54

"2004"12.16


"2005"6.54



LOGO

The year-to-date return as of December 31, 2005 for Class A shares is 6.54%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.82%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q1 '03
  -3.45%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and
 Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the Fund's
 Institutional Class shares adjusted to reflect the fees and expenses of the
 Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A and Class B began operations) that is no higher than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIODS ENDED DECEMBER 31, 2005

                                           1 YEAR                       LIFE OF FUND*
 CLASS A (BEFORE TAXES)                     0.40                           12.82
     (AFTER TAXES ON
     DISTRIBUTIONS)....                     0.01                           12.30
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                     0.45                           10.85
 CLASS B...............                     1.88                           13.45
 S&P 500 Index ........                     4.91                           14.39
 Morningstar Large
 Blend Category Average                     5.77                           14.15
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).
  After-tax returns are shown for Class A shares only and would be different for
  Class B shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                      CLASS A                   CLASS B
 Maximum sales charge
 imposed on purchases (as a
 % of offering price) .....         5.75%/(1)/                 None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ......         0.75%/(//2//)/             4.00%/(3)/
 Redemption or Exchange Fee
 (as a % of amount
 redeemed/exchanged) ......         1.00%/(4)(5)/              1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(4)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(5)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                                   CLASS A   CLASS B
 Management Fees.................................   0.60%     0.60%
 12b-1 Fees......................................   0.21      0.52
 Other Expenses..................................   0.30      0.66
                                                    ----      ----
             TOTAL ANNUAL FUND OPERATING EXPENSES   1.11%     1.78%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $682     $908     $1,151     $1,849          $682    $908    $1,151     $1,849
 CLASS B               581      860      1,164      1.836           181     560       964      1,836

EQUITY INCOME FUND

The Fund seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES

The Fund seeks to achieve its objective by investing primarily in equity securities (such as common stocks, preferred securities, which may be convertible, and shares of real estate investment trusts (REITs)). In selecting securities, the Sub-Advisor, Principal, places an emphasis on securities with potentially high dividend yields. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities. The Fund may invest up to 20% of its assets in securities of foreign companies.

When determining how to invest the Fund's assets in common stocks, Principal seeks stocks that it believes are undervalued in the marketplace at the time of purchase. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on:
.. the determination that a stock is selling below its fair market value;
.. an early recognition of changes in a company's underlying fundamentals;
.. an evaluation of the sustainability of fundamental changes; and .. monitoring a stock's behavior in the market.

In selecting preferred securities for the Fund, Principal focuses on the financial services industry (i.e., banking, insurance and commercial finance). For a security to be considered for the Fund, Principal will assess the credit risk within the context of the yield available on the preferred security. The Sub-Advisor also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue to increase.

REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. In selecting REITs for the Fund, Principal focuses on equity REITs which primarily own property and generate revenue from rental income. Principal seeks to diversify the Fund's REIT holdings by property types (e.g. apartment REITs, mall REITs, office and industrial REITs).

MAIN RISKS

The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



PREPAYMENT OR CALL RISK . Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EQUITY REITS . Equity REITs are affected by the changes in the value of the properties owned by the trust. In addition, they:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors who seek dividends to generate income or to be reinvested for growth and who can accept fluctuations in the value of investments.

Principal has been the Fund's Sub-Advisor since March 1, 2005.

The inception date of the Fund is March 1, 2005. Class A and Class B shares began operations on June 30, 2005 when the Fund succeeded to the operations, and assumed the historical performance, of the Class A and Class B shares of a predecessor fund. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"1995"33.87

"1996"4.56


"1997"29.58


"1998"22.5


"1999"2.25


"2000"18.23


"2001"-28.2


"2002"-12.73


"2003"13.62


"2004"17.35


"2005"8.23



LOGO

The year-to-date return as of December 31, 2005 for Class A shares is 8.23%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '97                                     19.24%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '01
  -17.03%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Class A shares of the Fund's predecessor fund. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and Class B shares. For periods prior to the date on which those classes succeeded to the operations of the Class A and
 Class B shares of the Fund's predecessor fund, the returns of the Class A and Class B shares of the Fund are based on the performance of the Class A and Class B shares of the predecessor fund. The predecessor fund's Class A shares commenced operations on December 16, 1992, and its Class B shares commenced operations on December 9, 1994.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                     1 YEAR            5 YEARS            10 YEARS              LIFE OF FUND*
 CLASS A (BEFORE TAXES) ......................        2.02              -3.14               5.51                    6.40
     (AFTER TAXES ON DISTRIBUTIONS) ..........        1.15              -3.98               3.89                    4.71
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES) .................................        1.58              -3.07               4.05                    4.72
 CLASS B .....................................        3.10              -3.20               5.55                    7.86
 Russell 1000 Value Index ....................        7.05               5.28              10.94                   12.31
 Morningstar Large Value Category Average ....        5.88               3.96               8.85                   10.38
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The predecessor fund's Class A shares were first sold on December 16, 1992, and its Class B shares were first sold on December
  9, 1994. Lifetime results are measured from the date the Class A shares of the predecessor fund were first sold.
  After-tax returns are shown for Class A shares only and would be different for Class B shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                      CLASS A                   CLASS B
 Maximum sales charge
 imposed on purchases (as a
 % of offering price) .....         5.75%/(1)/                 None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ......         0.75%/(//2//)/             4.00%/(3)/
 Redemption or Exchange Fee
 (as a % of amount
 redeemed/exchanged) ......         1.00%/(4)(5)/              1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(4)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(5)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                         CLASS A   CLASS B
 Management Fees.......................   0.60%     0.60%
 12b-1 Fees............................   0.24      0.92
 Other Expenses........................   0.44      0.71
                                          ----      ----
   TOTAL ANNUAL FUND OPERATING EXPENSES   1.28%     2.23%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $698     $958     $1,237     $2,031          $698    $958    $1,237     $2,031
 CLASS B               626      997      1,395      2,212           226     697     1,195      2,212

LARGECAP GROWTH FUND

The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2005 this range was between approximately $898 million and $371.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on CCI's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 25% of Fund assets may be invested in foreign securities.


CCI places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Fund attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. CCI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

CCI became the Fund's Sub-Advisor on January 5, 2005.

The inception date of the Fund is December 6, 2000. Class A and Class B shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-24.65

"2002"-28.8


"2003*"28.66


"2004"8.72


"2005"11.1




 LOGO

 The year-to-date return as of December 31, 2005 for Class A shares is 11.10%
   HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q4 '01                                     13.65%
   LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q1 '01                                    -23.34%
  The bar chart above shows year-by-year total returns for the Class A shares. For periods prior to the first full calendar year of operations of the Fund's Class A shares, the annual returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A and Class B began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                                         1 YEAR                         5 YEARS      LIFE OF FUND*
 CLASS A (BEFORE TAXES)...........................                        4.68                          -4.71/(1)/     -5.93/(1)/
     (AFTER TAXES ON DISTRIBUTIONS)...............                        4.68                          -4.74/(1)/     -5.97/(//1)/
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)......................................                        3.04                          -3.96/(1)/     -4.96/(1)/
 CLASS B..........................................                        6.37                          -4.70/(1)/     -5.74/(1)/
 Russell 1000 Growth Index .......................                        5.26                          -3.58          -3.58
 Morningstar Large Growth Category Average .......                        6.46                          -3.36          -3.07
  Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
  After-tax returns are shown for Class A shares only and would be different for Class B shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(1)/
  During 2003, the Fund processed a significant (relative to the net assets of the Advisors Preferred Class) "As Of" transaction that resulted in a gain to the remaining shareholders of the Advisors Preferred Class. Had this gain not been recognized, the total return shown in the table for Life of Fund would have been lower.

FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                      CLASS A                   CLASS B
 Maximum sales charge
 imposed on purchases (as a
 % of offering price) .....         5.75%/(1)/                 None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ......         0.75%/(//2//)/             4.00%/(3)/
 Redemption or Exchange Fee
 (as a % of amount
 redeemed/exchanged) ......         1.00%/(4)(5)/              1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(4)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(5)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.


 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                                   CLASS A   CLASS B
 Management Fees.................................   0.55%     0.55%
 12b-1 Fees......................................   0.18      0.63
 Other Expenses..................................   0.28      0.55
                                                    ----      ----
             TOTAL ANNUAL FUND OPERATING EXPENSES   1.01%     1.73%



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $672     $878     $1,101     $1,740          $672    $878    $1,101     $1,740
 CLASS B               576      845      1,139      1,761           176     545       939      1,761

LARGECAP S&P 500 INDEX FUND

The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2005, the market capitalization range of the Index was between approximately $665 million and $370.3 billion. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets. Principal may also elect to omit any S&P 500 stocks from the Fund if such stocks are issued by an affiliated company.

MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth stocks typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.

VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The inception date of the Fund is December 6, 2000. Class A shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-12.56

"2002"-22.7


"2003"27.38


"2004"9.89


"2005"4.17



LOGO

The year-to-date return as of December 31, 2005 for Class A shares is 4.17%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.93%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -17.36%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A shares. For periods prior to the date on which that class began operations, the returns are based on the performance of the Fund's Advisors
 Preferred Class shares adjusted to reflect the fees and expenses of the
 Class A shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A began operations) that is no higher than the historical performance of the
 Advisors Preferred Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                              1 YEAR                       5 YEARS    LIFE OF FUND*
 CLASS A (BEFORE TAXES)                        2.62                         -0.59        -1.04
     (AFTER TAXES ON
     DISTRIBUTIONS)....                        2.40                         -1.05        -1.51
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                        2.01                         -0.65        -1.04
 S&P 500 Index ........                        4.91                          0.54         0.54
 Morningstar Large
 Blend Category Average                        5.77                          0.50         0.67
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Advisors Preferred Class shares were first sold
  (December 6, 2000).
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      CLASS A
 Maximum sales charge imposed on
 purchases (as a % of offering
 price)...........................                  1.50%/(1)/
 Maximum Contingent Deferred Sales
 Charge (CDSC)
  (as a % of dollars subject to
  charge) ........................                  0.25%/(//2//)/
 Redemption or Exchange Fee (as a
 % of amount redeemed/exchanged) .                  1.00%/(//3//)(//4//)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(//3//)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(//4//)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                                              CLASS A
 Management Fees...........................................    0.15%
 12b-1 Fees................................................    0.15
 Other Expenses............................................    0.34
                                                               ----
                       TOTAL ANNUAL FUND OPERATING EXPENSES    0.64%



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------------
                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------
                                 1         3         5        10             1        3        5         10
 CLASS A                    $214      $352      $501      $936          $214     $352     $501      $936

LARGECAP VALUE FUND

The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2005 this range was between approximately $563 million and $371.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

The equity investment philosophy of Principal is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 181.1%.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The inception date of the Fund is December 6, 2000. Class A and Class B shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-7.73

"2002"-13.32


"2003"24.77


"2004"12.06


"2005"6.3



LOGO

The year-to-date return as of December 31, 2005 is 6.30%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     15.20%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                    -15.15%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the
 Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A and Class B began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             1 YEAR                       5 YEARS    LIFE OF FUND*
 CLASS A (BEFORE TAXES)
                                               0.20                        2.30          2.90
     (AFTER TAXES ON
     DISTRIBUTIONS)....                       -0.48                        1.85          2.45
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                        0.62                        1.79          2.31
 CLASS B...............                        1.84                        2.68          3.46
 Russell 1000 Value
 Index ................                        7.05                        5.28          5.28
 Morningstar Large
 Value Category Average                        5.88                        3.96          4.05
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Advisors Preferred Class shares were first sold
  (December 6, 2000).
  After-tax returns are shown for Class A shares only and would be different for Class B shares.
  They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                      CLASS A                   CLASS B
 Maximum sales charge
 imposed on purchases (as a
 % of offering price) .....         5.75%/(1)/                 None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ......         0.75%/(//2//)/             4.00%/(3)/
 Redemption or Exchange Fee
 (as a % of amount
 redeemed/exchanged) ......         1.00%/(4)(5)/              1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(4)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(5)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                          CLASS A    CLASS B
 Management Fees........................   0.45%
 12b-1 Fees.............................   0.18       0.17
 Other Expenses.........................   0.17       0.60
                                           ----       ----
    TOTAL ANNUAL FUND OPERATING EXPENSES   0.80 %     1.22%


 EXAMPLES
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS A                 $652     $816     $994     $1,508          $652    $816    $994     $1,508
 CLASS B                  524      687      870      1,307           124     387     670      1,307

PARTNERS LARGECAP BLEND FUND

The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the Standard & Poor's 500 Stock Index ("S&P 500 Index") (as of December 31, 2005 this range was between approximately $665 million and $370.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The market capitalization of companies in the Fund's portfolio and the S&P 500 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range. In addition, the Fund has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.


The Fund's Sub-Advisor, T. Rowe Price, uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index.


A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Fund seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Fund and coordinating Fund investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Fund will generally remain fully invested (less than 5% cash reserves) and will be sector neutral when compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Fund objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:

STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

T. Rowe Price became Sub-Advisor to the Fund effective March 9, 2004.

The inception date of the Fund is December 6, 2000. Class A and Class B shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-7.77

"2002"-16.85


"2003"23.09


"2004"9.64


"2005"4.04



LOGO

The year-to-date return as of December 31, 2005 for Class A shares is 4.04%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     14.02%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -15.58%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and
 Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the Fund's
 Institutional Class shares adjusted to reflect the fees and expenses of the
 Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A and Class B began operations) that is no higher than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             1 YEAR                       5 YEARS    LIFE OF FUND*
 CLASS A (BEFORE TAXES)                       -1.99                         0.30         0.66
     (AFTER TAXES ON
     DISTRIBUTIONS)....                       -2.78                        -0.20         0.15
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                       -0.62                         0.12         0.42
 CLASS B..............                        -0.63                         0.37         0.91
 S&P 500 Index ........                        4.91                         0.54         0.54
 Morningstar Large
 Blend Category Average                        5.77                         0.50         0.67
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold
  (December 6, 2000).
  After-tax returns are shown for Class A shares only and would be different for Class B shares.
  They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                      CLASS A                   CLASS B
 Maximum sales charge
 imposed on purchases (as a
 % of offering price) .....         5.75%/(1)/                 None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ......         0.75%/(//2//)/             4.00%/(3)/
 Redemption or Exchange Fee
 (as a % of amount
 redeemed/exchanged) ......         1.00%/(4)(5)/              1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(4)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(5)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                                   CLASS A   CLASS B
 Management Fees.................................   0.75%     0.75%
 12b-1 Fees......................................   0.25      0.93
 Other Expenses..................................   0.44      0.47
                                                    ----      ----
             TOTAL ANNUAL FUND OPERATING EXPENSES   1.44%     2.15%



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $713    $1,004    $1,317    $2,200        $713   $1,004   $1,317    $2,200
 CLASS B             618       973     1,354     2,218         218      673    1,154     2,218

PARTNERS LARGECAP BLEND FUND I

The Fund seeks long-term growth of capital. The Manager has selected GSAM and Wellington Management as Sub-Advisors to the Fund.

MAIN STRATEGIES

The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2005, the range was between approximately $665 million and $370.3 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

GSAM evaluates investments using quantitative models that evaluate companies' fundamental characteristics to identify those stocks expected to outperform and underperform the index. This proprietary multifactor model has been rigorously tested within the large cap universe in which the Fund invests. GSAM seeks to outperform the index by overweighting those stocks that are attractive according to the multifactor model and underweighting stocks that appear unattractive. GSAM seeks a broad representation in the major sectors of the U.S. economy.


GSAM also uses a proprietary risk model that seeks to create a portfolio that maintains risk, style, capitalization and industry characteristics similar to the S&P 500 Index, as well as similar earnings growth and dividend yield characteristics. GSAM seeks to add value from stock selection rather than sector rotation or market timing strategies.


GSAM seeks to outperform the S&P 500 Index by overweighting stocks that are more likely to outperform the benchmark while underweighting stocks that it believes will lag the Index. GSAM seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.


Wellington Management employs a two-fold investment approach that combines top-down sector analysis and bottom-up security selection. Macro-economic data including Gross Domestic Product ("GDP") growth rates, employment gains, as well as the outlook for inflation and interest rates, is considered to identify sectors and industries Wellington Management believes will grow faster than the economy over the next 12 to 18 months.


Wellington Management then selects portfolio investments on the basis of fundamental analysis, which it utilizes to identify those securities that provide the potential for long-term growth of capital. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. When selecting securities of issuers domiciled outside the U.S., Wellington Management also monitors and evaluates the economic and political climate and the principal securities markets of the country in which each company is located. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

Goldman Sachs and Wellington Management became Sub-Advisors to the Fund on December 16, 2002.

The inception date of the Fund is December 6, 2000. Class A and Class B shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-17.24

"2002"-25.34


"2003"27.24


"2004"10.17


"2005"5.58



LOGO

The year-to-date return as of December 31, 2005 for Class A shares is 5.58%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03 14.32%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02 -17.59%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the Fund's Class A shares, the annual returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A and Class B began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             1 YEAR                       5 YEARS    LIFE OF FUND*
 CLASS A (BEFORE TAXES)                       -0.44                        -2.94        -3.26
     (AFTER TAXES ON
     DISTRIBUTIONS)....                       -0.55                        -3.12        -3.45
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                       -0.14                        -2.57        -2.84
 CLASS B...............                        0.91                        -2.93        -3.08
 S&P 500 Index ........                        4.91                         0.54         0.54
 Morningstar Large
 Blend Category Average                        5.77                         0.50         0.67
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Advisors Preferred Class shares were first sold
  (December 6, 2000).
  After-tax returns are shown for Class A shares only and would be different for Class B shares.
  They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                      CLASS A                   CLASS B
 Maximum sales charge
 imposed on purchases (as a
 % of offering price) .....         5.75%/(1)/                 None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ......         0.75%/(//2//)/             4.00%/(3)/
 Redemption or Exchange Fee
 (as a % of amount
 redeemed/exchanged) ......         1.00%/(4)(5)/              1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(4)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(5)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                                   CLASS A   CLASS B
 Management Fees.................................   0.45%     0.45%
 12b-1 Fees......................................   0.21      0.32
 Other Expenses..................................   0.38      0.70
                                                    ----      ----
             TOTAL ANNUAL FUND OPERATING EXPENSES   1.04%     1.47%



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $675     $887     $1,116     $1,773          $675    $887    $1,116     $1,773
 CLASS B               550      765      1,003      1,587           150     465       803      1,587

PARTNERS LARGECAP GROWTH FUND I

The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000 Growth Index (as of December 31, 2005, this range was between approximately $898 million and $371.7 billion) at the time of purchase. The Fund's investments in foreign companies will be limited to 25% of its total assets. The Fund may also purchase futures and options, in keeping with Fund objectives.

The Sub-Advisor, T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Fund may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 66.5%.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

T. Rowe Price became the Sub-Advisor to the Fund on August 24, 2004.

The inception date of the Fund is December 6, 2000. Class A and Class B shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-14.99

"2002"-28.33


"2003"23.05


"2004"8.4


"2005"6.82



LOGO

The year-to-date return as of December 31, 2005 for Class A shares is 6.82%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    12.68%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '01                                   -18.16%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and
 Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the Fund's
 Institutional Class shares adjusted to reflect the fees and expenses of the
 Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A and Class B began operations) that is no higher than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             1 YEAR                       5 YEARS    LIFE OF FUND*
 CLASS A (BEFORE TAXES)                        0.69                        -3.93        -5.03
     (AFTER TAXES ON
     DISTRIBUTIONS)....                       -0.04                        -4.11        -5.20
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                        0.99                        -3.35        -4.25
 CLASS B...............                        1.93                        -3.92        -4.82
 Russell 1000 Growth
 Index ................                        5.26                        -3.58        -3.58
 Morningstar Large
 Growth Category
 Average ..............                        6.46                        -3.36        -3.07
 Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold
  (December 6, 2000).
 After-tax returns are shown for Class A shares only and would be different for Class B shares.
  They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                      CLASS A                   CLASS B
 Maximum sales charge
 imposed on purchases (as a
 % of offering price) .....         5.75%/(1)/                 None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ......         0.75%/(//2//)/             4.00%/(3)/
 Redemption or Exchange Fee
 (as a % of amount
 redeemed/exchanged) ......         1.00%/(4)(5)/              1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(4)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(5)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                                   CLASS A   CLASS B
 Management Fees.................................   0.74%     0.74%
 12b-1 Fees......................................   0.25      0.95
 Other Expenses..................................   0.48      0.70
                                                    ----      ----
             TOTAL ANNUAL FUND OPERATING EXPENSES   1.47%     2.39%



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $716    $1,013    $1,332    $2,231        $716   $1,013   $1,332    $2,231
 CLASS B             642     1,045     1,475     2,390         242      745    1,275     2,390

PARTNERS LARGECAP GROWTH FUND II

The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal markets, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2005, the range was between approximately $898 million and $371.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, American Century, selects stocks of companies they believe will increase in value over time using a growth investment strategy they developed. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace. Accelerating growth is shown, for example, by growth that exhibits a higher positive rate of change this quarter than last or this year than the year before. It also includes companies whose growth rates, although still negative, are less negative than prior periods. The American Century strategy is based on the premise that, over the long-term, the stocks of companies with accelerating earnings and revenues have a greater than average chance to increase in value.


American Century uses a bottom-up approach to select securities to buy for the Fund. This means that American Century makes its investment decisions based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using its extensive database, American Century tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help American Century select or hold the securities of companies they believe will be able to sustain accelerating growth and sell the securities of companies whose growth begins to slow down.


American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in securities regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, non-leveraged futures contracts and options and other similar securities. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. In addition, up to 25% of Fund assets may be invested in foreign securities.


The Manager has selected BNY as Sub-Advisor for the Fund's "cash buffer." The cash buffer is the receptacle for daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders. BNY will invest the Fund's cash buffer in S&P 500 Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). The Manager believes that, over the long term, this strategy will enhance the investment performance of the Fund.


The Manager will, from time to time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to the volume of net cash flows and Fund liquidity.



MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

American Century has been the Fund's Sub-Advisor since December 6, 2000. BNY was added as an additional Sub-Advisor on March 1, 2006.

The inception date of the Fund is December 6, 2000. Class A shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-18.46

"2002"-26.48


"2003"25.2


"2004"8.55


"2005"3.93



LOGO

The year-to-date return as of December 31, 2005 for Class A shares is 3.93%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    14.31%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '01                                   -19.74%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A shares.
 For periods prior to the date on which that class began operations, the returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Class A shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A began operations)
 that is no higher than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                              1 YEAR                       5 YEARS    LIFE OF FUND*
 CLASS A (BEFORE TAXES)                       -2.09                         -4.40        -5.47
     (AFTER TAXES ON
     DISTRIBUTIONS)....                       -2.25                         -4.49        -5.56
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                       -1.15                         -3.69        -4.57
 Russell 1000 Growth
 Index ................                        5.26                         -3.58        -3.58
 Morningstar Large
 Growth Category
 Average ..............                        6.46                         -3.36        -3.07
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold
  (December 6, 2000).
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT

                                                      CLASS A
 Maximum sales charge imposed on
 purchases (as a % of offering
 price)...........................                  5.75%/(1)/
 Maximum Contingent Deferred Sales
 Charge (CDSC)
  (as a % of dollars subject to
  charge) ........................                  0.75%/(//2//)/
 Redemption or Exchange Fee (as a
 % of amount redeemed/exchanged) .                  1.00%/(//3//)(//4//)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(//3//)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(//4//)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 )

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005*

                                                          CLASS A
 Management Fees...........................                 1.00%
 12b-1 Fees................................                 0.25
 Other Expenses............................                43.36
                                                           -----
       TOTAL ANNUAL FUND OPERATING EXPENSES                44.61%
 Expense Reimbursement ....................                42.91
                                                           -----
                               NET EXPENSES                 1.70%

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A shares on an annualized basis) not to exceed 1.70%.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------
                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------
                       1         3         5        10           1        3        5         10
 CLASS A           $738    $6,152    $8,423    $9,622        $738   $6,152   $8,423    $9,622

PARTNERS LARGECAP VALUE FUND

The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2005, this range was between approximately $563 million and $371.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


The Manager has selected BNY as Sub-Advisor for the Fund's "cash buffer." The cash buffer is the receptacle for daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders. BNY will invest the Fund's cash buffer in S&P 500 Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). The Manager believes that, over the long term, this strategy will enhance the investment performance of the Fund.


The Manager will, from time to time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to the volume of net cash flows and Fund liquidity.


MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Bernstein has been the Fund's Sub-Advisor since December 6, 2000. BNY was added as an additional Sub-Advisor on March 1, 2006.

The inception date of the Fund is December 6, 2000. Class A and Class B shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"4.84

"2002"-14.15


"2003"26.65


"2004"12.58


"2005"4.61



LOGO

The year-to-date return as of December 31, 2005 for Class A shares is 4.61%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    15.40%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                    -18.59%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and
 Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the Fund's
 Institutional Class shares adjusted to reflect the fees and expenses of the
 Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A and Class B began operations) that is no higher than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             1 YEAR                       5 YEARS    LIFE OF FUND*
 CLASS A (BEFORE TAXES)                       -1.43                        4.83          5.72
     (AFTER TAXES ON
     DISTRIBUTIONS)....                       -2.06                        4.42          5.30
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                       -0.09                        4.04          4.80
 CLASS B..............                        -0.14                        4.96          6.03
 Russell 1000 Value
 Index ................                        7.05                        5.28          5.28
 Morningstar Large
 Value Category Average                        5.88                        3.96          4.05
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold
  (December 6, 2000).
  After-tax returns are shown for Class A shares only and would be different for Class B shares.
  They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                      CLASS A                   CLASS B
 Maximum sales charge
 imposed on purchases (as a
 % of offering price) .....         5.75%/(1)/                 None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ......         0.75%/(//2//)/             4.00%/(3)/
 Redemption or Exchange Fee
 (as a % of amount
 redeemed/exchanged) ......         1.00%/(4)(5)/              1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(4)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(5)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                                             CLASS A   CLASS B
 Management Fees...........................................   0.78%     0.78%
 12b-1 Fees................................................   0.25      0.95
 Other Expenses............................................   0.46      0.55
                                                              ----      ----
                       TOTAL ANNUAL FUND OPERATING EXPENSES   1.49%     2.28%



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $718    $1,019    $1,341    $2,252        $718   $1,019   $1,341    $2,252
 CLASS B             631     1,012     1,420     2,324         231      712    1,220     2,330

MIDCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index (as of December 31, 2005, this range was between approximately $563 million and $18.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 25% of Fund assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The inception date of the Fund is December 6, 2000. Class A and Class B shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-3.76

"2002"-8.91


"2003"31.21


"2004"17.21


"2005"8.75



 LOGO

 The year-to-date return as of December 31, 2005 for Class A shares is 8.75%
   HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q2 '03                                    14.10%
   LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q3 '01                                   -10.77%
  The bar chart above shows year-by-year total returns for the Class A shares. For periods prior to the first full calendar year of operations of the Fund's Class A shares, the annual returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance that (for the periods prior to the date Class A and Class B began operations) is no higher than the historical performance of the Advisors Preferred Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             1 YEAR                       5 YEARS    LIFE OF FUND*
 CLASS A (BEFORE TAXES)                        2.50                        6.69          7.48
     (AFTER TAXES ON
     DISTRIBUTIONS)....                        1.71                        6.16          6.94
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                        2.68                        5.65          6.34
 CLASS B...............                        4.50                        7.52          8.47
 Russell Midcap Index .                       12.65                        8.45          8.45
 Morningstar Mid-Cap
 Blend Category Average                        9.21                        8.14          8.29
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Advisors Preferred Class shares were first sold
  (December 6, 2000).
  After-tax returns are shown for Class A shares only and would be different for Class B shares.
  They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                      CLASS A                   CLASS B
 Maximum sales charge
 imposed on purchases (as a
 % of offering price) .....         5.75%/(1)/                 None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ......         0.75%/(//2//)/             4.00%/(3)/
 Redemption or Exchange Fee
 (as a % of amount
 redeemed/exchanged) ......         1.00%/(4)(5)/              1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(4)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(5)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.


 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005*

                                   CLASS A                    CLASS B
 Management Fees.........           0.64%                      0.64%
 12b-1 Fees..............           0.21                       0.47
 Other Expenses..........           0.23                       0.39
                                    ----                       ----
        TOTAL ANNUAL FUND
       OPERATING EXPENSES           1.08%                      1.50%
 Expense Reimbursement ..           0.06                       0.18
                                    ----                       ----
             NET EXPENSES           1.02%                      1.32%

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending June 30, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A and to Class B shares on an annualized basis) not to exceed 1.02% for Class A and 1.32% for Class B.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $673     $884     $1,122     $1,803          $673    $881    $1,122     $1,803
 CLASS B               534      728        974      1,583           134     428       774      1,583

PARTNERS MIDCAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2005 this range was between approximately $996 million and $18.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 185.7%.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Turner has been the Fund's Sub-Advisor since December 6, 2000.

The inception date of the Fund is December 6, 2000. Class A and Class B shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-27.98

"2002"-31.56


"2003"47.71


"2004"11.43


"2005"11.23



LOGO

The year-to-date return as of December 31, 2005 for Class A shares is 11.23%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     24.99%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                   -31.51%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the
 Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A and Class B began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             1 YEAR                       5 YEARS    LIFE OF FUND*
 CLASS A (BEFORE TAXES)                        4.85                        -3.19        -4.02
     (AFTER TAXES ON
     DISTRIBUTIONS)....                        4.74                        -3.21        -4.04
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                        3.31                        -2.68        -3.37
 CLASS B...............                        6.47                        -3.16        -3.80
 Russell Midcap Growth
 Index ................                       12.10                         1.38         1.38
 Morningstar Mid-Cap
 Growth Category
 Average ..............                        9.70                         0.01         0.27
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Advisors Preferred Class shares were first sold
  (December 6, 2000).
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are shown for Class A shares only and would be different for Class B shares.
  They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                      CLASS A                   CLASS B
 Maximum sales charge
 imposed on purchases (as a
 % of offering price) .....         5.75%/(1)/                 None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ......         0.75%/(//2//)/             4.00%/(3)/
 Redemption or Exchange Fee
 (as a % of amount
 redeemed/exchanged) ......         1.00%/(4)(5)/              1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/
  CDSCs charges are reduced after 12 months and eliminated after 6 years.
 ///(4)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(5)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005*

                                   CLASS A                    CLASS B
 Management Fees.........           1.00%                      1.00%
 12b-1 Fees..............           0.25                       0.92
 Other Expenses..........           0.55                       0.70
                                    ----                       ----
        TOTAL ANNUAL FUND
       OPERATING EXPENSES           1.80%                      2.62%
 Expense Reimbursement ..           0.05                       0.12
                                    ----                       ----
             NET EXPENSES           1.75%                      2.50%

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending June 30, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A and to Class B shares on an annualized basis) not to exceed 1.75% for Class A and 2.50% for Class B.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $743    $1,097    $1,482    $2,559        $743   $1,097   $1,482    $2,559
 CLASS B             653     1,085     1,562     2,637         253      785    1,362     2,637

PARTNERS MIDCAP GROWTH FUND I

The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2005, this range was between approximately $996 million and $18.4 billion)) at the time of purchase. In the view of the Sub-Advisor, Mellon Equity, many medium-sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.

The Fund may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Equity uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell" or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Equity manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.




INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

Mellon Equity has been the Fund's Sub-Advisor since December 31, 2004.

The inception date of the Fund is December 29, 2003. Class A shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2004"11.16

"2005"12.84



LOGO

The year-to-date return as of December 31, 2005 for Class A shares is 12.84%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                     12.68%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '04                                    -3.87%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A shares.
 For periods prior to the date on which that class began operations, the returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Class A shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A began operations)
 that is no higher than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                            1 YEAR                       LIFE OF FUND*
 CLASS A (BEFORE TAXES)                      6.38                            8.75
     (AFTER TAXES ON
     DISTRIBUTIONS)....                      4.87                            7.98
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                      4.74                            7.17
 Russell Midcap Growth
 Index ................                     12.10                           13.78
 Morningstar Mid-Cap
 Growth Category
 Average ..............                      9.70                           11.49
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      CLASS A
 Maximum sales charge imposed on
 purchases (as a % of offering
 price)...........................                  5.75%/(1)/
 Maximum Contingent Deferred Sales
 Charge (CDSC)
  (as a % of dollars subject to
  charge) ........................                  0.75%/(//2//)/
 Redemption or Exchange Fee (as a
 % of amount redeemed/exchanged) .                  1.00%/(//3//)(//4//)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(//3//)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(//4//)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005/*/

                                       CLASS A
 Management Fees.............            1.00%
 12b-1 Fees..................            0.25
 Other Expenses..............           32.76
                                        -----
  TOTAL ANNUAL FUND OPERATING
                     EXPENSES           34.01%
 Expense Reimbursement ......           32.26
                                        -----
                 NET EXPENSES            1.75%

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A shares on an annualized basis) not to exceed 1.75%.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------
                       1         3         5         10           1        3        5          10
 CLASS A           $743    $5,368    $7,985    $10,165        $743   $5,368   $7,985    $10,165

PARTNERS MIDCAP VALUE FUND

The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of December 31, 2005, this range was between approximately $563 million and $18.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.

INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

Neuberger Berman has been the Fund's Sub-Advisor since December 6, 2000.

The inception date of the Fund is December 6, 2000. Class A and Class B shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-2.51

"2002"-10.59


"2003"34.96


"2004"21.66


"2005"10.01



LOGO

The year-to-date return as of December 31, 2005 is for Class A shares 10.01%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '03                                    14.50%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -14.58%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and
 Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the Fund's
 Institutional Class shares adjusted to reflect the fees and expenses of the
 Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A and Class B began operations) that is no higher than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             1 YEAR                       5 YEARS    LIFE OF FUND*
 CLASS A (BEFORE TAXES)                        3.66                         8.22         9.44
     (AFTER TAXES ON
     DISTRIBUTIONS)....                        2.19                         7.55         8.76
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                        3.91                         6.96         8.04
 CLASS B...............                        5.19                         8.40         9.76
 Russell Midcap Value
 Index ................                       12.65                        12.21        12.21
 Morningstar Mid-Cap
 Value Category Average                        8.41                         9.36        10.05
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold
  (December 6, 2000).
  After-tax returns are shown for Class A shares only and would be different for Class B shares.
  They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                      CLASS A                   CLASS B
 Maximum sales charge
 imposed on purchases (as a
 % of offering price) .....         5.75%/(1)/                 None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ......         0.75%/(//2//)/             4.00%/(3)/
 Redemption or Exchange Fee
 (as a % of amount
 redeemed/exchanged) ......         1.00%/(4)(5)/              1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(4)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(5)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005*

                                   CLASS A                    CLASS B
 Management Fees.........           1.00%                       1.00%
 12b-1 Fees..............           0.25                        1.00
 Other Expenses..........           5.94                       21.38
                                    ----                       -----
        TOTAL ANNUAL FUND
       OPERATING EXPENSES           7.19%                      23.38%
 Expense Reimbursement ..           5.44                       20.88
                                    ----                       -----
             NET EXPENSES           1.75%                       2.50%

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A and to Class B shares on an annualized basis) not to exceed 1.75% for Class A and 2.50% for Class B.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $743    $2,036    $3,357    $6,415        $743   $2,036   $3,357    $6,415
 CLASS B             653     4,213     6,836     9,227         253    3,999    6,741     9,227

PARTNERS SMALLCAP GROWTH FUND II

The Fund seeks long-term growth of capital. The Manager has selected UBS Global AM and Emerald as Sub-Advisors to the Fund.

MAIN STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2005, this range was between approximately $607 million and $4.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.

SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries .



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Fund's Sub-Advisor on April 22, 2002. Emerald was added as an additional Sub-Advisor on September 1, 2004.

The inception date of the Fund is December 6, 2000. Class A and Class B shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-21.21

"2002"-25.35


"2003"43.74


"2004"10.03


"2005"6.16



LOGO

The year-to-date return as of December 31, 2005 for Class A shares is 6.16%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     29.59%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                   -31.34%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and
 Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the Fund's
 Institutional Class shares adjusted to reflect the fees and expenses of the
 Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A and Class B began operations) that is no higher than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             1 YEAR                       5 YEARS    LIFE OF FUND*
 CLASS A (BEFORE TAXES)                        0.10                        -1.42        -3.91
     (AFTER TAXES ON
     DISTRIBUTIONS)....                       -0.69                        -1.68        -4.17
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES) ..                        1.08                        -1.23        -3.31
 CLASS B...............                        1.31                        -1.40        -3.71
 Russell 2000 Growth
 Index ................                        4.15                         2.28         2.28
 Morningstar Small
 Growth Category
 Average ..............                        5.74                         2.17         2.39
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold
  (December 6, 2000).
  After-tax returns are shown for Class A shares only and would be different for Class B shares.
  They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                      CLASS A                   CLASS B
 Maximum sales charge
 imposed on purchases (as a
 % of offering price) .....         5.75%/(1)/                 None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ......         0.75%/(//2//)/             4.00%/(3)/
 Redemption or Exchange Fee
 (as a % of amount
 redeemed/exchanged)                1.00%/(4)(5)/              1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(4)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(5)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005*

                                      CLASS A                  CLASS B
 Management Fees.............          1.00%                    1.00%
 12b-1 Fees..................          0.25                     0.91
 Other Expenses..............          0.70                     0.92
                                       ----                     ----
  TOTAL ANNUAL FUND OPERATING
                     EXPENSES          1.95%                    2.83%
 Expense Reimbursement ......          0.00                     0.13
                                       ----                     ----
                 NET EXPENSES          1.95%                    2.70%

 *The Manager has contractually agreed to pay expenses of the Fund to insure the Net Expenses will not exceed 1.95% for Class A and 2.70% for Class B.
  This agreement will continue in effect through June 30, 2008.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $762    $1,152    $1,567    $2,719        $762   $1,152   $1,567    $2,719
 CLASS B             673     1,145     1,664     2,824         273      845    1,464     2,824

REAL ESTATE SECURITIES FUND

The Fund seeks to generate a total return.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.

In selecting securities for the Fund, the Sub-Advisor, Principal - REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.


SECTOR RISK . Because the Fund invests at least 80% of its net assets in securities of companies principally engaged in the real estate industry, the Fund is also subject to sector risk; that is, the possibility that the real estate sector may underperform other sectors or the market as a whole. As more of the Fund's portfolio holdings to the real estate sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Fund may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.


FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

Principal-REI has been the Fund's Sub-Advisor since December 6, 2000.

The inception date of the Fund is December 6, 2000. Class A and Class B shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"7.52

"2002"7.81


"2003"37.3


"2004"33.14


"2005"14.85



LOGO

The year-to-date return as of December 31, 2005 is for Class A shares 14.85%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                     17.31%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                     -7.46%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the
 Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A and Class B began operation) that is no higher than the historical performance of the Advisors Preferred Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             1 YEAR                       5 YEARS    LIFE OF FUND*
 CLASS A (BEFORE TAXES)                        8.27                        18.07        18.58
     (AFTER TAXES ON
     DISTRIBUTIONS)....                        7.14                        16.72        17.17
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                        5.89                        15.18        15.60
 CLASS B..............                         9.93                        18.41        19.03
 MSCI US REIT Index ...                       12.52                        18.80        18.79
 Morningstar Specialty
 - Real Estate Category
 Average ..............                       11.59                        18.58        18.44
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results measured from the date the Advisors Preferred Class shares were first sold
  (December 6, 2000).
  After-tax returns are shown for Class A shares only and would be different for Class B shares.
  They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                      CLASS A                   CLASS B
 Maximum sales charge
 imposed on purchases (as a
 % of offering price) .....         5.75%/(1)/                 None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ......         0.75%/(//2//)/             4.00%/(3)/
 Redemption or Exchange Fee
 (as a % of amount
 redeemed/exchanged)                1.00%/(4)(5)/              1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(4)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(5)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                                   CLASS A   CLASS B
 Management Fees.................................   0.85%     0.85%
 12b-1 Fees......................................   0.25      0.95
 Other Expenses..................................   0.39      0.58
                                                    ----      ----
             TOTAL ANNUAL FUND OPERATING EXPENSES   1.49%     2.38%



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $718    $1,019    $1,341    $2,252        $718   $1,019   $1,341    $2,252
 CLASS B             641     1,042     1,470     2,391         241      742    1,270     2,391

SMALLCAP BLEND FUND

The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index (as of December 31, 2005, this range was between approximately $26 million and $4.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


The equity investment philosophy of Principal is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Principal may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The inception date of the Fund is December 6, 2000. Class A and Class B shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"6.85

"2002"-17.67


"2003"41.83


"2004"15.69


"2005"9.09



LOGO

The year-to-date return as of December 31, 2005 for Class A shares is 9.09%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    19.65%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -16.31%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the
 Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A and Class B began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             1 YEAR                       5 YEARS    LIFE OF FUND*
 CLASS A (BEFORE TAXES)
   ....................
   ....................
  ....................                        2.84                         8.21          9.34
     (AFTER TAXES ON
     DISTRIBUTIONS)....                       1.92                         7.79          8.91
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                       2.96                         7.06          8.06
 CLASS B..............                        4.24                         8.42          9.68
 Russell 2000 Index ...                       4.55                         8.22          8.22
 Morningstar Small
 Blend Category Average                       6.62                         9.89         10.22
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Advisors Preferred Class shares were first sold
  (December 6, 2000).
  After-tax returns are shown for Class A shares only and would be different for Class B shares.
  They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                      CLASS A                   CLASS B
 Maximum sales charge
 imposed on purchases (as a
 % of offering price) .....         5.75%/(1)/                 None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ......         0.75%/(//2//)/             4.00%/(3)/
 Redemption or Exchange Fee
 (as a % of amount
 redeemed/exchanged)                1.00%/(4)(5)/              1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(4)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(5)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                                   CLASS A   CLASS B
 Management Fees.................................   0.75%     0.75%
 12b-1 Fees......................................   0.23      0.93
 Other Expenses..................................   0.39      0.54
                                                    ----      ----
             TOTAL ANNUAL FUND OPERATING EXPENSES   1.37%     2.22%



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $706     $984     $1,282     $2,127          $706    $984    $1,282     $2,127
 CLASS B               625      994      1,390      2,239           225     694     1,190      2,239

SMALLCAP VALUE FUND

The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2005, this range was between approximately $38 million and $3.5 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of the Sub-Advisor, Principal, is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage its stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 133.7%.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The inception date of the Fund is December 6, 2000. Class A and Class B shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"9.1

"2002"-3.51


"2003"42.22


"2004"18.85


"2005"8.23



LOGO

The year-to-date return as of December 31, 2005 for Class A Shares is 8.23%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     22.98%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -16.43%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the
 Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A and Class B began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             1 YEAR                       5 YEARS    LIFE OF FUND*
 CLASS A (BEFORE TAXES)                        2.04                        12.66        13.90
     (AFTER TAXES ON
     DISTRIBUTIONS)....                       -0.01                        11.16        12.38
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                        1.80                        10.25        11.35
 CLASS B..............                         4.01                        13.04        14.39
 Russell 2000 Value
 Index ................                        4.71                        13.55        13.55
 Morningstar Small
 Value Category Average                        6.13                        13.50        13.66
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Advisors Preferred Class shares were first sold
  (December 6, 2000).
  After-tax returns are shown for Class A shares only and would be different for Class B shares.
  They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT

                                   CLASS A                    CLASS B
 Maximum sales charge
 imposed on purchases (as
 a % of offering price) ..  5.75%/(1)/                       None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) .....  0.75%/(//2//)/                   4.00%/(3)/
 Redemption or Exchange
 Fee (as a % of amount
 redeemed/exchanged)        1.00%/(4)(5)/                    1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(4)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(5)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 )

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005*

                                   CLASS A                    CLASS B
 Management Fees.........           0.75%                       0.75%
 12b-1 Fees..............           0.25                        1.00
 Other Expenses..........           7.89                       28.26
                                    ----                       -----
        TOTAL ANNUAL FUND
       OPERATING EXPENSES           8.89%                      30.01%
 Expense Reimbursement ..           7.44                       27.81
                                    ----                       -----
             NET EXPENSES           1.45%                       2.20%

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A and to Class B shares on an annualized basis) not to exceed 1.45% for Class A and 2.20% for Class B.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $714    $2,282    $3,843    $7,242        $714   $2,282   $3,843    $7,242
 CLASS B             623     4,906     7,607     9,608         223    4,722    7,538     9,608

DIVERSIFIED INTERNATIONAL FUND

The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


The equity investment philosophy of Principal, the Sub-Advisor, is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS

As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 202.7%.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The inception date of the Fund is December 6, 2000. Class A and Class B shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-24.76

"2002"-16.84


"2003"33.34


"2004"19.53


"2005"23.16



LOGO

The year-to-date return as of December 31, 2005 for Class A Shares is 23.16%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '03                                     17.45%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                    -18.80%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the
 Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A and Class B began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             1 YEAR                       5 YEARS    LIFE OF FUND*
 CLASS A (BEFORE TAXES)                       16.07                        2.97          3.66
     (AFTER TAXES ON
     DISTRIBUTIONS)....                       15.26                        2.69          3.38
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES) ..                       11.22                        2.46          3.06
 CLASS B ..............
  ....................                        18.64                        3.39          4.26
 Citigroup BMI Global
 ex-US Index**.........                       19.59                        8.09          8.10
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........                       13.54                        4.56          4.55
 Morningstar Foreign
 Large Blend Category
 Average ..............                       14.55                        2.93          3.10
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Advisors Preferred Class shares were first sold
  (December 6, 2000).
  **This index is now the benchmark against which the Fund measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.
  After-tax returns are shown for Class A shares only and would be different for Class B shares.
  They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT

                                      CLASS A                   CLASS B
 Maximum sales charge
 imposed on purchases (as a
 % of offering price) .....         5.75%/(1)/                 None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ......         0.75%/(//2//)/             4.00%/(3)/
 Redemption or Exchange Fee
 (as a % of amount
 redeemed/exchanged)                1.00%/(4)(5)/              1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(4)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(5)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 )

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                                   CLASS A   CLASS B
 Management Fees.................................   0.90%     0.90%
 12b-1 Fees......................................   0.20      0.57
 Other Expenses..................................   0.28      0.52
                                                    ----      ----
             TOTAL ANNUAL FUND OPERATING EXPENSES   1.38%     1.99%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $707     $987     $1,287     $2,137          $707    $987    $1,287     $2,137
 CLASS B               602      924      1,273      2,086           202     624     1,073      2,086

INTERNATIONAL EMERGING MARKETS FUND

The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Fund's assets are invested in emerging market country equity securities. The Fund invests in securities of:

.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS

As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.




SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The inception date of the Fund is December 6, 2000. Class A and Class B shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-4.15

"2002"-7.56


"2003"55.89


"2004"24.95


"2005"34.98



LOGO

The year-to-date return as of December 31, 2005 for Class A Shares is 34.98%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     26.52%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                   -23.88%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the
 Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A and Class B began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             1 YEAR                       5 YEARS    LIFE OF FUND*
 CLASS A (BEFORE TAXES)                       27.18                        17.04        16.53
     (AFTER TAXES ON
     DISTRIBUTIONS)....                       23.99                        16.03        15.53
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES) ..                       18.47                        14.55        14.09
 CLASS B...............                       29.70                        17.36        16.95
 MSCI Emerging Markets
 Free Index - NDTR** ..                       34.00                        19.08        19.09
 MSCI Emerging Markets
 Free Index - ID ......                       30.31                        16.23        16.29
 Morningstar
 Diversified Emerging
 Markets Category
 Average ..............                       31.64                        18.59        18.29
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Advisors Preferred Class shares were first sold
  (December 6, 2000).
 **This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.
  After-tax returns are shown for Class A shares only and would be different for Class B shares.
  They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT

                                      CLASS A                   CLASS B
 Maximum sales charge
 imposed on purchases (as a
 % of offering price) .....         5.75%/(1)/                 None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ......         0.75%/(//2//)/             4.00%/(3)/
 Redemption or Exchange Fee
 (as a % of amount
 redeemed/exchanged)                1.00%/(4)(5)/              1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(4)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(5)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 )

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                                   CLASS A   CLASS B
 Management Fees.................................   1.35%     1.35%
 12b-1 Fees......................................   0.25      1.00
 Other Expenses..................................   0.38      1.03
                                                    ----      ----
             TOTAL ANNUAL FUND OPERATING EXPENSES   1.98%     3.38%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $764    $1,161    $1,581    $2,749        $764   $1,161   $1,581    $2,749
 CLASS B             741     1,339     1,960     3,200         341    1,039    1,760     3,200

BOND & MORTGAGE SECURITIES FUND

The Fund seeks to provide current income.

MAIN STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).

The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Fund may actively trade securities in an attempt to achieve its investment objective.


During the fiscal year ended October 31, 2005, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

59.35% in securities      14.61% in securities       0.56% in securities rated
rated Aaa                 rated Baa                  Caa
5.95% in securities       3.30% in securities rated  0.06% in securities rated
rated Aa                  Ba                         Ca
12.55% in securities      3.60% in securities rated  0.02% in securities rated
rated A                   B                          C




The above percentages for Aaa, Baa, Ba and B rated securities includes 0.02%, 0.01%, 0.01%, and 0.03% respectively of unrated securities which have been determined by the manager to be of comparable quality.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Fund. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates.

Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



PORTFOLIO DURATION. . The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 202.1%.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The inception date of the Fund is December 6, 2000. Class A and Class B shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"6.94

"2002"8.58


"2003"3.56


"2004"4.08


"2005"2.17



LOGO

The year-to-date return as of December 31, 2005 for Class A Shares is 2.17%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                      4.07%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                    -2.45%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the
 Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A and Class B began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             1 YEAR                       5 YEARS    LIFE OF FUND*
 CLASS A (BEFORE TAXES)                       -2.69                        4.02          4.23
     (AFTER TAXES ON
     DISTRIBUTIONS)....                       -3.89                        2.51          2.70
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                       -1.76                        2.51          2.68
 CLASS B...............                       -2.31                        4.19          4.55
 Lehman Brothers
 Aggregate Bond Index .                        2.43                        5.87          5.87
 Morningstar
 Intermediate-Term Bond
 Category Average......                        1.79                        5.32          5.32
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Advisors Preferred Class shares were first sold
  (December 6, 2000).
  After-tax returns are shown for Class A shares only and would be different for Class B shares.
  They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT

                                      CLASS A                   CLASS B
 Maximum sales charge
 imposed on purchases (as a
 % of offering price) .....         4.75%/(1)/                 None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ......         0.75%/(//2//)/             4.00%/(3)/
 Redemption or Exchange Fee
 (as a % of amount
 redeemed/exchanged)                1.00%/(4)(5)/              1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(4)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(5)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 )

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005*

                                   CLASS A                    CLASS B
 Management Fees.........           0.54%                      0.54%
 12b-1 Fees..............           0.20                       0.73
 Other Expenses..........           0.51                       0.84
                                    ----                       ----
        TOTAL ANNUAL FUND
       OPERATING EXPENSES           1.25%                      2.11%
 Expense Reimbursement ..           0.31                       0.51
                                    ----                       ----
             NET EXPENSES           0.94%                      1.60%

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending June 30, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A and to Class B shares on an annualized basis) not to exceed 0.94% for Class A and 1.60% for Class B.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $566     $760     $1,022     $1,816          $566    $760    $1,022     $1,816
 CLASS B               563      805      1,158      1,960           163     505       958      1,960

GOVERNMENT & HIGH QUALITY BOND FUND F/K/A GOVERNMENT SECURITIES FUND The Fund seeks to provide current income.

MAIN STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Fund relies on the professional judgment of Principal to make decisions about the Fund's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Fund may also hold cash and cash equivalents. The size of the Fund's cash position depends on various factors, including market conditions and purchases and redemptions of Fund shares. A large cash position could impact the ability of the Fund to achieve its objective but it also would reduce the Fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not affect interest income on securities already held by the Fund, but are reflected in the Fund's price per share. Since the magnitude of these fluctuations generally is greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Fund.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 542.3%.


INVESTOR PROFILE
The Fund may be an appropriate for investors seeking diversification by investing in a fixed-income mutual fund.

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The inception date of the Fund is December 6, 2000. Class A and Class B shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"6.55

"2002"7.98


"2003"1.12


"2004"3.08


"2005"1.6



LOGO

The year-to-date return as of December 31, 2005 for Class A Shares is 1.60%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                      4.05%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                    -1.70%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the
 Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A and Class B began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             1 YEAR                       5 YEARS    LIFE OF FUND*
 CLASS A (BEFORE TAXES)                       -3.20                        3.02          3.18
     (AFTER TAXES ON
     DISTRIBUTIONS)....                       -4.32                        1.50          1.65
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                       -2.08                        1.65          1.78
 CLASS B..............                        -3.01                        3.06          3.38
 Lehman Brothers
 Government/Mortgage
 Index.................                        2.63                        5.40          5.40
 Morningstar
 Intermediate
 Government Category
 Average ..............                        1.90                        4.62          4.74
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Advisors Preferred Class shares were first sold
  (December 6, 2000).
  After-tax returns are shown for Class A shares only and would be different for Class B shares.
  They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as
  401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT

                                      CLASS A                   CLASS B
 Maximum sales charge
 imposed on purchases (as a
 % of offering price) .....         4.75%/(1)/                 None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ......         0.75%/(//2//)/             4.00%/(3)/
 Redemption or Exchange Fee
 (as a % of amount
 redeemed/exchanged)                1.00%/(4)(5)/              1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(4)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(5)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 )

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                                   CLASS A   CLASS B
 Management Fees.................................   0.40%     0.40%
 12b-1 Fees......................................   0.18      0.93
 Other Expenses..................................   0.23      0.41
                                                    ----      ----
             TOTAL ANNUAL FUND OPERATING EXPENSES   0.81%     1.74%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                             IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                            1        3          5         10            1       3       5          10
 CLASS A               $554     $721     $  903     $1,429          $554    $721    $903     $1,429
 CLASS B                577      848      1,144      1,689           177     548     944      1,689

INFLATION PROTECTION FUND

The Fund seeks to provide current income and real (after-inflation) total returns.

MAIN STRATEGIES

Under normal circumstances, the Fund invests primarily in inflation protected debt securities. Inflation protected debt securities are designed to provide a "real rate of return" - a return after adjusting for the impact of inflation. Inflation - a rise in the general price level - erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 5%. The investment's inflation adjustment is based on a designated inflation index (such as the Consumer Price Index for Urban Consumers) and typically is applied monthly to the principal of the security. The fixed coupon rate of the security is based on the adjusted principal so that as inflation increases, both the principal value and the interest payments increase. Because this inflation adjustment feature is designed to mitigate a major risk, inflation protected debt securities typically have lower nominal yields than conventional fixed-rate debt securities.

The Fund may invest in:
.. inflation protected debt securities issued by the U.S. Treasury and U.S.
  Government sponsored entities as well as inflation protected debt securities issued by corporations;
.. inflation protected debt securities issued by foreign governments and corporations that are linked to a non-U.S. inflation rate;
.. floating rate notes;
.. adjustable rate mortgages;
.. derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities; and .. commodity-linked derivative instruments, including swap agreements, commodity options, futures, and options on futures.

The Fund invests primarily in investment grade securities, but may invest up to 15% of the Fund's assets in high yield securities ("junk bonds") rated CCC or higher by Moody's or Standard & Poor's or, if unrated, determined by the Sub-Advisor, Principal, to be of comparable quality.


The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.


The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality debt securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other debt securities.


REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.

INTEREST RATE CHANGES . The value of the debt securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of the securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of the securities. To the extent that changes in interest rates reflect changes in inflation, this risk may be mitigated.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Fund.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.



PORTFOLIO DURATION . The average portfolio duration of the Fund normally varies between three and six years and is based on the Sub-Advisor's forecast for interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is six years, a change of 1% in the market's yield results in a change of approximately 6% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.



HIGH YIELD SECURITIES . Debt securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



FOREIGN EXPOSURE . Foreign securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. All of these factors can make foreign investments more volatile than U.S. investments.



SECTOR RISK . The Fund is subject to sector risk; that is, the possibility that a certain sector may under perform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector or a particular issuer, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector or issuer.



DEFLATION . If inflation is negative, the principal and coupon payment may be adjusted lower.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors who want their income and principal investments to keep pace with inflation over time.

Principal has been the Fund's Sub-Advisor since December 29, 2004.

The inception date of the Fund is December 29, 2004. Class A shares began operations on June 28, 2005.The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2005"2.35



LOGO

The year-to-date return as of December 31, 2005 for Class A Shares is 2.35%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '05                                      2.71%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '05                                    -0.62%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A shares.
 For periods prior to the date on which the class began operations, the returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Class A shares of the Fund, including sales charges. The adjustments result in performance
 (for the periods prior to the date Class A began operations) that is no higher than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                           PAST 1 YEAR                       LIFE OF FUND*
 CLASS A (BEFORE TAXES)                       -2.51                             -2.22
     (AFTER TAXES ON
     DISTRIBUTIONS)....                       -4.12                             -3.83
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                       -1.64                             -2.81
 Lehman Brothers US
 Treasury TIPS
 Index/(1)/** .........                        2.84                              2.84
 Lehman Brothers Global
 Real: U.S. TIPS
 Index** ..............                        3.22                              3.22
 Morningstar Long-Term
 Government Category
 Average** ............                        3.29                              3.26
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2004).
  After-tax returns are shown for Class A shares only and would be different for Class B shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT

                                                      CLASS A
 Maximum sales charge imposed on
 purchases (as a % of offering
 price)...........................                  4.75%/(1)/
 Maximum Contingent Deferred Sales
 Charge (CDSC)
  (as a % of dollars subject to
  charge) ........................                  0.75%/(//2//)/
 Redemption or Exchange Fee (as a
 % of amount redeemed/exchanged)                    1.00%/(//3//)(//4//)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(//3//)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(//4//)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 )

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005*

                                       CLASS A
 Management Fees.............           0.40%
 12b-1 Fees..................           0.25
 Other Expenses..............           8.58
                                        ----
  TOTAL ANNUAL FUND OPERATING
                     EXPENSES           9.23%
 Expense Reimbursement ......           8.33
                                        ----
                 NET EXPENSES           0.90%

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A shares on an annualized basis) not to exceed 0.90%.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $562    $2,203    $3,834    $7,345        $562   $2,203   $3,834    $7,345

PREFERRED SECURITIES FUND

The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investor Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its assets in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries.

The rest of the Fund's assets may be invested in:
.. common stocks;
.. debt securities; and
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have "preference" over common stock in the payment of dividends and the liquidation of a company's assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.


Spectrum seeks to build a diversified portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



TAXABLE PREFERRED SECURITIES . Taxable preferred securities are a comparatively new asset class. Taxable preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The taxable preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Taxable preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Taxable preferred securities have some characteristics of equity due to their subordinated position in an issuer's capital structure and ability to defer payments (along with any payments on preferred and common stock) without causing a default.



SECTOR RISK . It may be difficult to spread the Fund's assets across a wide range of industry groups, which may subject the Fund to industry concentration risk despite adequate company diversification. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.

NON-DIVERSIFIED COMPANY . The Fund is a non-diversified company, as defined in the Investment Company Act of 1940, as amended, which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

Spectrum has been the Fund's Sub-Advisor since May 1, 2002.

The inception date of the Fund is May 1, 2002. Class A shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2003"10.06

"2004"3.74


"2005"1.05




LOGO

The year-to-date return as of December 31, 2005 for Class A Shares is 1.05%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      5.39%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                    -5.40%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A shares.
 For periods prior to the date on which that class began operations, the returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Class A shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A began operations)
 that is no higher than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                            1 YEAR                       LIFE OF FUND*
 CLASS A (BEFORE TAXES)                     -3.76                            3.85
     (AFTER TAXES ON
     DISTRIBUTIONS)....                     -5.35                            2.42
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                     -2.39                            2.47
 Merrill Lynch
 Preferred Stock Hybrid
 Index/(1)/ ...........                      0.46                            5.81
 Lehman Brothers
 Aggregate Bond Index .                      2.43                            5.15
 Morningstar
 Intermediate-Term Bond
 Category Average......                      1.79                            4.76
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold (May 1, 2002).
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 ///(1)/ This index is now the benchmark against which the Fund measures its performance. The Manager and the portfolio manager believe this Index is more representative of the investment approach employed by the Fund. The new index is made up solely of exchange-listed, investment grade preferred securities.


FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT

                                                      CLASS A
 Maximum sales charge imposed on
 purchases (as a % of offering
 price)...........................                  4.75%/(1)/
 Maximum Contingent Deferred Sales
 Charge (CDSC)
  (as a % of dollars subject to
  charge) ........................                  0.75%/(//2//)/
 Redemption or Exchange Fee (as a
 % of amount redeemed/exchanged)                    1.00%/(//3//)(//4//)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(//3//)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(//4//)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 )

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005*

                                                          CLASS A
 Management Fees...........................                0.75%
 12b-1 Fees................................                0.25
 Other Expenses............................                4.23
                                                           ----
       TOTAL ANNUAL FUND OPERATING EXPENSES                5.23%
 Expense Reimbursement ....................                4.23
                                                           ----
                               NET EXPENSES                1.00%

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A shares on an annualized basis) not to exceed 1.00%.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $572    $1,543    $2,579    $5,149        $572   $1,543   $2,579    $5,149

TAX-EXEMPT BOND FUND

The Fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. The Fund seeks to achieve its objective primarily through the purchase of investment grade quality, tax-exempt fixed-income obligations. The Manager has selected NAM and Principal as Sub-Advisors to the Fund.

MAIN STRATEGIES

The Fund invests in a diversified portfolio of securities issued by or on behalf of state or local governments and other public authorities. In the opinion of the issuer's bond counsel, interest on these obligations is exempt from federal income tax. Investment in the Fund is not appropriate for IRA or other tax-advantaged accounts. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations and not more than 20% of its assets in securities that do not meet the criteria stated above (taxable securities; or municipal obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax). The Fund may also invest in taxable securities that mature one year or less from the time of purchase. These taxable investments are generally made for liquidity purposes or as a temporary investment of cash pending investment in municipal obligations. Under unusual market or economic conditions and for temporary defensive purposes, the Fund may invest more than 20% of its assets in taxable securities.


The Sub-Advisor, Principal, selects securities, which at the time they are purchased, are: municipal bonds which are rated in the four highest grades by Moody's Investors Service, Inc. ("Moody's"); municipal notes rated in the highest grade by Moody's; municipal commercial paper rated in the highest grade by Moody's or Standard & Poor's Rating Service ("S&P"), or if unrated, are of comparable quality in the opinion of Principal.


NAM may invest up to 20% of the Fund's net assets in medium- to low-quality bonds (BBB/Baa or lower) as rated by at least one independent rating agency, or if unrated, judged to be of comparable quality by the NAM. NAM uses a research-intensive investment process to identify high-yielding municipal bonds that offer attractive value in terms of their current yields, prices, credit quality, liquidity and future prospects. The Fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates. The Fund may also make forward commitments in which the Fund agrees to buy a security in the future at a price agreed upon today.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Fund. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.


The Fund may not invest more than 5% of its assets in the securities of any one issuer (except the U.S. government) but may invest without limit in obligations of issuers located in the same state. It may also invest in debt obligations that are repayable out of revenue from economically related projects or facilities. This represents a risk to the Fund since an economic, business or political development or change affecting one security could also affect others.


The Fund may purchase industrial development bonds. These securities are issued by industrial development authorities. They may only be backed by the assets and revenues of the industrial corporation which uses the facility financed by the bond.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors who are seeking monthly, federally tax-exempt dividends to produce income or to be reinvested for modest growth and are willing to accept fluctuations in the value of their investment.


Principal has been the Fund's Sub-Advisor since March 1, 2005. Nuveen was added as an additional Sub-Advisor on March 1, 2006.

The inception date of the Fund is March 1, 2005. Class A and Class B shares began operations on June 30, 2005 when the Fund succeeded to the operations, and assumed the historical performance, of the Class A and Class B shares of a predecessor fund. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"1995"20.72

"1996"4.6


"1997"9.19


"1998"5.08


"1999"-3.17


"2000"7.96


"2001"5.68


"2002"9.2


"2003"4.51


"2004"3.56


"2005"2.64




LOGO

The year-to-date return as of December 31, 2005 for Class A Shares is 2.64%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                      5.21%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -2.25%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Class A shares of the Fund's predecessor fund. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and Class B shares. For periods prior to the date on which those classes succeeded to the operations of the Class A and
 Class B shares of the Fund's predecessor fund, the returns of the Class A and Class B shares of the Fund are based on the performance of the Class A and Class B shares of the predecessor fund. The predecessor fund's Class A shares commenced operations on March 20, 1986, and its Class B shares commenced operations on December 9, 1994.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                   1 YEAR             5 YEAR             10 YEAR               LIFE OF FUND*
 CLASS A (BEFORE TAXES) ............. .....         -2.22              4.09                4.36                    6.25
     (AFTER TAXES ON DISTRIBUTIONS) ........        -2.45              3.96                4.27                    6.13
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES).............................         0.05              4.05                4.34                    6.10
 CLASS B ............................ .....         -1.59              4.19                4.44                    5.91
 Lehman Brothers Municipal Bond Index ......         3.51              5.58                5.71                    7.06
 Morningstar Muni National Long Category
 Average ...................................         3.10              4.81                4.79                    6.31
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The predecessor fund's Class A shares were first sold on March 20, 1986, and its Class B shares were first sold on December 9,
  1994. Lifetime results for the index(es) shown are measured from the date the Class A shares of the predecessor fund were first sold.
  After-tax returns are shown for Class A shares only and would be different for Class B shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT

                                      CLASS A                   CLASS B
 Maximum sales charge
 imposed on purchases (as a
 % of offering price) .....         4.75%/(1)/                 None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ......         0.75%/(//2//)/             4.00%/(3)/
 Redemption or Exchange Fee
 (as a % of amount
 redeemed/exchanged)                1.00%/(4)(5)/              1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(4)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(5)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 )

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005*

                                   CLASS A                    CLASS B
 Management Fees.........           0.50%                      0.50%
 12b-1 Fees..............           0.21                       0.40
 Other Expenses..........           0.07                       0.37
                                    ----                       ----
        TOTAL ANNUAL FUND
       OPERATING EXPENSES           0.78%                      1.27%
 Expense Reimbursement ..           0.02                       0.12
                                    ----                       ----
             NET EXPENSES           0.76%                      1.15%

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending June 30, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A and to Class B shares on an annualized basis) not to exceed 0.76% for Class A and 1.15% for Class B.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS A                 $549     $707     $883     $1,391          $549    $707    $883     $1,391
 CLASS B                  517      672      867      1,307           117     372     667      1,307

MONEY MARKET FUND

The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Sub-Advisor, Principal, believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
.. to take advantage of market variations;

.. to generate cash to cover sales of Fund shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.



MAIN RISKS

As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Fund's stream of income and decrease the Fund's yield.

INTEREST RATE RISK . The value of the Fund's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Sub-Advisor to be creditworthy. Default or insolvency of the other party is a potential risk to the Fund.


U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The inception date of the Fund is December 6, 2000. Class A and Class B shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of a broad-based market index for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"3.45

"2002"0.91


"2003"0.23


"2004"0.44


"2005"2.56




LOGO

The year-to-date return as of December 31, 2005 for Class A Shares is 2.56%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '01                                     1.26%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                      0.03%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the
 Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A and Class B began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                      1 YEAR                5 YEARS    LIFE OF FUND*
 CLASS A...............                2.56                  1.51          1.57
 CLASS B...............                1.75                  1.35          1.41
 Lehman Brothers U.S.
 Treasury Bellwethers 3
 Month Index...........                3.08                  2.34          2.34
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
  Call the Principal Investors Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Fund.


FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT

                                   CLASS A                    CLASS B
 Maximum sales charge
 imposed on purchases (as
 a % of offering price) .          None                       None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ....          0.75%/(//1//)/             4.00%/(//2//)/
 Redemption or Exchange
 Fee (as a % of amount
 redeemed/exchanged)               None                       None
 ///(1)/ A
  CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(//2//)/ CDSCs are reduced after 12 months and eliminated after 6 years.

 )

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                  CLASS A                    CLASS B*
 Management Fees........           0.40%                       0.40%
 12b-1 Fees.............           0.00                        0.26
 Other Expenses.........           0.20                        1.21
                                   ----                        ----
       TOTAL ANNUAL FUND
      OPERATING EXPENSES           0.60%                       1.87%
 Expense Reimbursement .            N/A                        0.27
                                   ----                        ----
            NET EXPENSES           0.60%                       1.60%

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class B shares on an annualized basis) not to exceed 1.60% for Class B.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                            1        3          5         10            1       3       5          10
 CLASS A               $ 61     $192     $  335     $  750          $ 61    $192    $335     $  750
 CLASS B                563      857      1,182      1,672           163     557     982      1,672

SHORT-TERM BOND FUND

The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in short-term fixed-income securities. Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


The Fund may invest up to 15% of its assets in below-investment-grade fixed-income securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see "High Yield Securities" in the section of the prospectus entitled "Certain Investment Strategies and Related Risks)


The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


MAIN RISKS

As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Fund invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Fund normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the

Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.


HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks")


DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.


ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 110.8%.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The inception date of the Fund is December 6, 2000. Class A shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"6.71

"2002"7.37


"2003"2.19


"2004"1.03


"2005"1.74



LOGO

The year-to-date return as of December 31, 2005 for Class A Shares is 1.74%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                      3.72%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                     -1.15%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A shares. For periods prior to the date on which that class began operations, the returns are based on the performance of the Fund's Advisors
 Preferred Class shares adjusted to reflect the fees and expenses of the
 Class A shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A began operations) that is no higher than the historical performance of the
 Advisors Preferred Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                                                 LIFE OF
                                1 YEAR                 5 YEARS                    FUND*
 CLASS A (BEFORE TAXES)           0.17                   3.47                     3.64
     (AFTER TAXES ON
     DISTRIBUTIONS)....          -1.05                   2.01                     2.16
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...           0.10                   2.08                     2.21
 Lehman Brothers Mutual
 Fund 1-5 Gov't/Credit
 Index ................           1.44                   4.71                     4.72
 Morningstar Short-Term
 Bond Category Average            1.43                   3.82                     3.77
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      CLASS A
 Maximum sales charge imposed on
 purchases (as a % of offering
 price)...........................                  1.50%/(1)/
 Maximum Contingent Deferred Sales
 Charge (CDSC)
  (as a % of dollars subject to
  charge) ........................                  0.25%/(//2//)/
 Redemption or Exchange Fee (as a
 % of amount redeemed/exchanged)                    1.00%/(//3//)(//4//)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(//3//)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(//4//)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                                              CLASS A
 Management Fees...........................................    0.40%
 12b-1 Fees................................................    0.15
 Other Expenses (estimated) ...............................    0.25
                                                               ----
                       TOTAL ANNUAL FUND OPERATING EXPENSES    0.80%



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS A                 $230     $402     $588     $1,125          $230    $402    $588     $1,125

ULTRA SHORT BOND FUND (NOT OFFERED FOR SALE UNTIL MARCH 15, 2006)

The Fund seeks current income while seeking capital preservation..

MAIN STRATEGIES

The Fund invests primarily in high quality, short-term fixed-income securities. Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of not more than 2.5 years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


In addition, though the Fund invests primarily in investment grade securities, Principal may invest up to 15% of the Fund's assets in high yield securities ("junk bonds") rated CCC or higher by Moody's or Standard & Poor's or, if unrated, determined by Principal to be of comparable quality.


The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. Reverse repurchase agreements are considered to be borrowings by the Fund and are subject to the Fund's restrictions on borrowing. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest earned.


Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


During the fiscal year ended October 31, 2005, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):


21.63% in securities      21.77% in securities       0.00% in securities rated
rated Aaa                 rated Baa                  Caa
12.84% in securities      4.64% in securities rated  0.00% in securities rated
rated Aa                  Ba                         Ca
38.62% in securities      0.50% in securities rated
rated A                   B




The above percentages for Aa, A and Baa rated securities include unrated securities in the amount of 0.18%, 0.43%, and 0.58%. respectively, which have been determined by the Manager to be of comparable quality.


MAIN RISKS

As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Fund invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Fund normally is less than one year and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.


DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.

ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 54.9%.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Principal has been the Fund's Sub-Advisor since June 15, 2001.

The inception date of the Fund is June 15, 2001. On July 29, 2004, the Fund converted to a money market fund. On May 27, 2005, the Fund converted to an ultra short term bond fund. Class A shares began operations on March 15, 2006. The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of Class A shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"3.79

"2003"2.75


"2004"2.14


"2005"3.41




 LOGO

 The year-to-date return as of December 31, 2005 for Class A Shares is
 3.41%/(1)/
   HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q3 '05 1.68%/(1)/
   LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q4 '04                                     0.32%
  The bar chart above shows year-by-year total returns. For periods prior to the first full calendar year of operations of the Fund's Class A shares, the annual returns are based on the performance of the Fund's Institutional
  Class shares adjusted to reflect fees and expenses of the Class A shares.
  The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the
  Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A shares. For periods prior to the date on which Class A shares of the Fund began operations, the returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Class A shares of the
  Fund, including their sales charges. The adjustments result in performance
  (for the periods prior to the date Class A began operations) that is no higher than the historical performance of the Institutional Class shares.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                       LIFE OF FUND*
 CLASS A...
 (BEFORE TAXES)........              2.39/(1)/                          2.94/(1)/
     (AFTER TAXES ON
     DISTRIBUTIONS)....              1.21/(1)/                          1.67/(1)/
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...              1.54/(1)/                          1.74/(1)/
 6-Month LIBOR Index ..              3.33                               2.25
 Morningstar Ultrashort
 Bond Category Average               2.49                               2.35
   Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  *Lifetime results are measured from the date the Institutional Class shares were first sold (June 15, 2001).
 ///(1)
  /During 2005, the Institutional Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      CLASS A
 Maximum sales charge imposed on
 purchases (as a % of offering
 price)...........................                  1.00%/(1)/
 Maximum Contingent Deferred Sales
 Charge (CDSC)
  (as a % of dollars subject to
  charge) ........................                  0.25%/(//2//)/
 Redemption or Exchange Fee (as a
 % of amount redeemed/exchanged)                    1.00%/(//3//)(//4//)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(//3//)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(//4//)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 ESTIMATED ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005*

                                       CLASS A^
 Management Fees.......                  0.40
 12b-1 Fees............                  0.15
 Other Expenses........
                                         ----
      TOTAL ANNUAL FUND
     OPERATING EXPENSES
 Expense Reimbursement.

           NET EXPENSES

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A on an annualized basis) not to exceed 0.75%.

 ^ Class A was first offered for sale on March 15, 2006, expenses are estimated.

 Management Fees.......
 12b-1 Fees............
 Other Expenses........
      TOTAL ANNUAL FUND
     OPERATING EXPENSES

 Expense Reimbursement.
           NET EXPENSES

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A on an annualized basis) not to exceed 0.75%.

 ^ Class A was first offered for sale on March 15, 2006, expenses are estimated.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS A                 $176     $435     $724     $1,545          $176    $435    $724     $1,545

PRINCIPAL LIFETIME 2010 FUND

The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that are intended to generate current income (see table below), the Fund is more subject to the risks associated with an investment in fixed-income securities than to those associated with an investment in equity securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after the year 2010, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of the Funds' shareholders.

MAIN RISKS

The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").

U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors expecting to retire around the year 2010 or fund a cashflow need in the year 2010.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            34.7%    Partners LargeCap Growth      4.2%
      Securities                          II
      Disciplined LargeCap       10.7     Partners LargeCap Value       5.6
      Blend
      International Growth        5.5     Preferred Securities          9.1
      LargeCap Growth             4.5     Real Estate Securities        8.5
      LargeCap Value              3.1     SmallCap S&P 600 Index        4.5
      Money Market                9.6

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.70%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


Principal has been the Fund' Sub-Advisor since March 1, 2001.

The inception date of the Fund is March 1, 2001. Class A shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A shares over time (along with the returns of two broad-based market indices and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-5.57

"2003"17.4


"2004"10.45


"2005"4.33



LOGO

The year-to-date return as of December 31, 2005 for Class A Shares is 4.33%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      8.40%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                    -5.72%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A shares.
 For periods prior to the date on which that class began operations, the returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Class A shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A began operations)
 that is no higher than the historical performance of the Institutional Class shares.
-------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                            1 YEAR                        LIFE OF FUND*
                         -----------------------------------------------
 CLASS A (BEFORE TAXES)
                                             -1.64                            3.92
     (AFTER TAXES ON
     DISTRIBUTIONS)....                      -2.14                            3.27
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                      -0.91                            3.00
 S&P 500 Index ........                       4.91                            1.84
 Lehman Brothers
 Aggregate Bond Index .                       2.43                            5.54
 Morningstar
 Conservative
 Allocation Category
 Average ..............                       3.05                            3.48
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT

                                                      CLASS A
 Maximum sales charge imposed on
 purchases (as a % of offering
 price)...........................                  5.75%/(1)/
 Maximum Contingent Deferred Sales
 Charge (CDSC)
  (as a % of dollars subject to
  charge) ........................                  0.75%/(//2//)/
 Redemption or Exchange Fee (as a
 % of amount redeemed/exchanged)                    1.00%/(//3//)(//4//)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(//3//)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(//4//)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 )

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005*

                                       CLASS A
 Management Fees.............          0.1225%
 12b-1 Fees..................          0.2500
 Other Expenses..............          3.4800
                                       ------
  TOTAL ANNUAL FUND OPERATING
                     EXPENSES          3.8525%
 Expense Reimbursement ......          3.3525
                                       ------
                 NET EXPENSES          0.5000%

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A shares on an annualized basis) not to exceed 0.50%.
  The Fund as a shareholder in the underlying funds indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The Fund's investment return is net of the underlying funds' operating expenses.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $623    $1,340    $2,129    $4,182        $623   $1,340   $2,129    $4,182

PRINCIPAL LIFETIME 2020 FUND

The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that invest in equity securities (see table below), the Fund is more subject to the risks associated with an investment in equity securities than to those associated with an investment in fixed income securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after 2020, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of the Funds' shareholders.

MAIN RISKS

The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.

FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2020 or fund a cashflow need in the year 2020.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            25.2%    Partners LargeCap Value       7.4%
      Securities
      Disciplined LargeCap       17.0     Partners SmallCap Growth      1.5
      Blend                               III
      International Growth        9.7     Preferred Securities          9.8
      LargeCap Growth             6.3     Real Estate Securities        8.8
      LargeCap Value              4.3     SmallCap S&P 600 Index        2.4
      Partners LargeCap           6.0     SmallCap Value                1.6
      Growth II

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.75%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


Principal has been the Fund's Sub-Advisor since March 1, 2001.

The inception date of the Fund is March 1, 2001. Class A and Class B shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of two broad-based market indices and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-8.18

"2003"20.04


"2004"10.9


"2005"6.35



LOGO

The year-to-date return as of December 31, 2005 for Class A Shares is 6.35%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    10.00%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                    -7.86%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and
 Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the Fund's
 Institutional Class shares adjusted to reflect the fees and expenses of the
 Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A and Class B began operations) that is no higher than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                            1 YEAR                       LIFE OF FUND*
 CLASS A (BEFORE TAXES)                      0.27                            4.21
     (AFTER TAXES ON
     DISTRIBUTIONS)....                     -0.28                            3.59
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES) ..                      0.36                            3.27
 CLASS B...............                      1.47                            4.33
 S&P 500 Index ........                      4.91                            1.84
 Lehman Brothers
 Aggregate Bond Index .                      2.43                            5.54
 Morningstar Moderate
 Allocation Category
 Average ..............                      5.29                            3.70
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT

                                      CLASS A                   CLASS B
 Maximum sales charge
 imposed on purchases (as a
 % of offering price) .....         5.75%/(1)/                 None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ......         0.75%/(//2//)/             4.00%/(3)/
 Redemption or Exchange Fee
 (as a % of amount
 redeemed/exchanged)                1.00%/(4)(5)/              1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(4)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(5)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 )

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005*

                                  CLASS A                     CLASS B
 Management Fees........          0.1225%                     0.1225%
 12b-1 Fees.............          0.2500                      1.0000
 Other Expenses.........          3.6400                     11.6600
                                  ------                     -------
       TOTAL ANNUAL FUND
      OPERATING EXPENSES          4.0125%                    12.7825%
 Expense Reimbursement .          3.5125                     11.5325
                                  ------                     -------
            NET EXPENSES          0.5000%                     1.2500%

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A and to Class B shares on an annualized basis) not to exceed 0.50% for Class A and 1.25% for Class B.
  The Fund as a shareholder in the underlying funds indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The Fund's investment return is net of the underlying funds' operating expenses.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $623    $1,368    $2,186    $4,304        $623   $1,368   $2,186    $4,304
 CLASS B             527     2,695     4,704     7,153         127    2,425    4,551     7,153

PRINCIPAL LIFETIME 2030 FUND

The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that invest in equity securities (see table below), the Fund is more subject to the risks associated with an investment in equity securities than to those associated with an investment in fixed income securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after 2030, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of the Funds' shareholders.

MAIN RISKS

The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.

FOREIGN INVESTING . An underlying fund may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2030 or fund a cashflow need in the year 2030.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            19.0%    Partners LargeCap Value       9.3%
      Securities
      Disciplined LargeCap       19.4     Partners SmallCap Growth      2.0
      Blend                               III
      International Growth       12.0     Preferred Securities          5.3
      LargeCap Growth             7.5     Real Estate Securities        8.2
      LargeCap Value              5.2     SmallCap S&P 600 Index        2.9
      Partners LargeCap           7.1     SmallCap Value                2.1
      Growth II

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.74%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


Principal has been the Fund's Sub-Advisor since March 1, 2001.

The inception date of the Fund is March 1, 2001. Class A and Class B shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of two broad-based market indices and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-11.2

"2003"21.75


"2004"11.41


"2005"7.02



LOGO

The year-to-date return as of December 31, 2005 for Class A Shares is 7.02%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    11.09%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                    -10.26%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and
 Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the Fund's
 Institutional Class shares adjusted to reflect the fees and expenses of the
 Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A and Class B began operations) that is no higher than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                            1 YEAR                       LIFE OF FUND*
 CLASS A (BEFORE TAXES)                      0.88                            3.82
     (AFTER TAXES ON
     DISTRIBUTIONS)....                      0.34                            3.26
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                      0.79                            2.98
 CLASS B...............                      2.27                            3.97
 S&P 500 Index ........                      4.91                            1.84
 Lehman Brothers
 Aggregate Bond Index .                      2.43                            5.54
 Morningstar Moderate
 Allocation Category
 Average ..............                      5.29                            3.70
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT

                                      CLASS A                   CLASS B
 Maximum sales charge
 imposed on purchases (as a
 % of offering price) .....         5.75%/(1)/                 None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ......         0.75%/(//2//)/             4.00%/(3)/
 Redemption or Exchange Fee
 (as a % of amount
 redeemed/exchanged)                1.00%/(4)(5)/              1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(4)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(5)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 )

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005*

                                  CLASS A                     CLASS B
 Management Fees........          0.1225%                     0.1225%
 12b-1 Fees.............          0.2500                      1.0000
 Other Expenses.........          5.6700                     11.4600
                                  ------                     -------
       TOTAL ANNUAL FUND
      OPERATING EXPENSES          6.0425%                    12.5825%
 Expense Reimbursement .          5.5425                     11.3325
                                  ------                     -------
            NET EXPENSES          0.5000%                     1.2500%

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A and to Class B shares on an annualized basis) not to exceed 0.50% for Class A and 1.25% for Class B.
  The Fund as a shareholder in the underlying funds indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The Fund's investment return is net of the underlying funds' operating expenses.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $623    $1,720    $2,884    $5,688        $623   $1,720   $2,884    $5,688
 CLASS B             527     2,665     4,653     7,473         127    2,394    4,499     7,473

PRINCIPAL LIFETIME 2040 FUND

The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that invest in equity securities (see table below), the Fund is more subject to the risks associated with an investment in equity securities than to those associated with an investment in fixed income securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after 2040, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of the Funds' shareholders.

MAIN RISKS

The net asset value of the Fund's shares is affected by changes in the value of the securities it owns.
The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of an underlying fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . An underlying fund may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

.. High yield securities. Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain
  Investment Strategies and Related Risks").
.. U.S. Government Sponsored Enterprises. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2040 or fund a cashflow need in the year 2040.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds

      Bond & Mortgage            13.3%    Partners LargeCap Value      10.9%
      Securities
      Disciplined LargeCap       22.1     Partners SmallCap Growth      2.5
      Blend                               III
      International Growth       12.7     Preferred Securities          3.7
      LargeCap Growth             8.9     Real Estate Securities        5.2
      LargeCap Value              6.1     SmallCap S&P 600 Index        3.6
      Partners LargeCap           8.4     SmallCap Value                2.6
      Growth II

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.73%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


Principal has been the Fund's Sub-Advisor since March 1, 2001.

The inception date of the Fund is March 1, 2001. Class A and Class B shares began operations on June 28, 2005. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A and Class B shares over time (along with the returns of two broad-based market indices and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-13.72

"2003"22.91


"2004"11.57


"2005"7.38



LOGO

The year-to-date return as of December 31, 2005 for Class A Shares is 7.38%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     12.13%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -12.37%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and
 Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the Fund's
 Institutional Class shares adjusted to reflect the fees and expenses of the
 Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A and Class B began operations) that is no higher than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                            1 YEAR                       LIFE OF FUND*
 CLASS A (BEFORE TAXES)                      1.18                            3.91
     (AFTER TAXES ON
     DISTRIBUTIONS)....                      0.34                            3.35
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES) ..                      1.04                            3.07
 CLASS B ..............                      2.74                            4.09
 S&P 500 Index ........                      4.91                            1.84
 Lehman Brothers
 Aggregate Bond Index .                      2.43                            5.54
 Morningstar Moderate
 Allocation Category
 Average ..............                      5.29                            3.70
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT

                                      CLASS A                   CLASS B
 Maximum sales charge
 imposed on purchases (as a
 % of offering price) .....         5.75%/(1)/                 None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ......         0.75%/(//2//)/             4.00%/(3)/
 Redemption or Exchange Fee
 (as a % of amount
 redeemed/exchanged)                1.00%/(4)(5)/              1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more.
  See "Front-end sales charge - Class A shares."
 ///(2)
  /A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(4)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(5)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 )

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005*

                                  CLASS A                     CLASS B
 Management Fees........          0.1225%                     0.1225%
 12b-1 Fees.............          0.2500                      1.0000
 Other Expenses.........          8.0200                     13.3400
                                  ------                     -------
       TOTAL ANNUAL FUND
      OPERATING EXPENSES          8.3925%                    14.4625%
 Expense Reimbursement .          7.8925                     13.2125
                                  ------                     -------
            NET EXPENSES          0.5000%                     1.2500%

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A and to Class B shares on an annualized basis) not to exceed 0.50% for Class A and 1.25% for Class B.
  The Fund as a shareholder in the underlying funds indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The Fund's investment return is net of the underlying funds' operating expenses.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $623    $2,112    $3,622    $6,972        $623   $2,112   $3,622    $6,972
 CLASS B             527     2,945     5,112     8,241         127    2,684    4,969     8,241

PRINCIPAL LIFETIME 2050 FUND (CLASS B SHARES NOT OFFERED FOR SALE UNTIL MARCH 15, 2006)

The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that invest in equity securities (see table below), the Fund is more subject to the risks associated with an investment in equity securities than to those associated with an investment in fixed income securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after 2050, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of the Funds' shareholders.

MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of an underlying fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.

FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . The underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

.. High yield securities. Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain
  Investment Strategies and Related Risks").
.. U.S. Government Sponsored Enterprises. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2050 or fund a cashflow need in the year 2050.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage             6.6%    Partners LargeCap Value      12.2%
      Securities
      Disciplined LargeCap       25.2     Partners SmallCap Growth      3.0
      Blend                               III
      International Growth       15.8     Preferred Securities          2.2
      LargeCap Growth             9.8     Real Estate Securities        2.3
      LargeCap Value              6.6     SmallCap S&P 600 Index        4.0
      Partners LargeCap           9.2     SmallCap Value                3.1
      Growth II

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.73%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


Principal has been the Fund's Sub-Advisor since March 1, 2001.

The inception date of the Fund is March 1, 2001. Class A shares began operations on June 28, 2005. Class B shares began operations on March 15, 2006. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A shares over time (along with the returns of two broad-based market indices and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-16.88

"2003"24.72


"2004"11.74


"2005"7.76



LOGO

The year-to-date return as of December 31, 2005 is 7.76%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    13.25%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -14.98%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and
 Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the Fund's
 Institutional Class shares adjusted to reflect the fees and expenses of the
 Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A and Class B began operations) that is no higher than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                            1 YEAR                       LIFE OF FUND*
 CLASS A (BEFORE TAXES)                      1.55                            2.91
     (AFTER TAXES ON
     DISTRIBUTIONS)....                      1.15                            2.50
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                      1.25                            2.29
 CLASS B ..............                      4.12                            4.11
 S&P 500 Index ........                      4.91                            1.84
 Lehman Brothers
 Aggregate Bond Index .                      2.43                            5.54
 Morningstar Large
 Blend Category Average                      5.77                            1.82
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT

                                          CLASS A                     CLASS B
 Maximum sales charge
 imposed on purchases
 (as a % of offering
 price)................                 5.75%/(1)/                    None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ..                 0.75%/(//2//)/                4.00%/(3)/
 Redemption or Exchange
 Fee (as a % of amount
 redeemed/exchanged)                    1.00%/(//4//)(//5//)/         1.00%/(5)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more. See "Front-end sales charge - Class A shares."
 ///(2)/A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(//4//)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
 ///(//5//)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

 )

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005*

                                                 CLASS A          CLASS B^
 Management Fees...........................      0.1225%           0.1225%
 12b-1 Fees................................      0.2500            1.0000
 Other Expenses............................     19.5400            3.2300
                                                -------            ------
       TOTAL ANNUAL FUND OPERATING EXPENSES     19.9125%           4.3525%
 Expense Reimbursement ....................     19.4125            3.1025
                                                -------            ------
                               NET EXPENSES      0.5000%           1.2500%

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A and to Class B shares on an annualized basis) not to exceed 0.50% for Class A and 1.25% for Class B.
 ^Class B was first offered for sale on
  March 15, 2006, expenses are estimated.
  The Fund as a shareholder in the underlying funds indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The Fund's investment return is net of the underlying funds' operating expenses.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $623    $3,779    $6,301    $9,965        $623   $3,779   $6,301    $9,965
 CLASS B             527     1,287     2,112     7,992         127      987    1,912     7,992

PRINCIPAL LIFETIME STRATEGIC INCOME FUND (CLASS B SHARES NOT OFFERED FOR SALE UNTIL MARCH 15, 2006)

The Fund seeks current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). Most of the Fund's assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing markets through their investments in fixed-income securities, "hybrid" securities - such as real estate and preferred securities, which may produce current income as well as capital gains - and dividend-generating domestic and foreign stocks. The Fund may also invest in underlying funds which invest primarily in growth equity securities.

In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that are intended to generate current income (see table below), the Fund is subject to the risk of interest rate changes and credit risks associated with fixed-income securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks")



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

EQUITY SECURITY RISKS
.. Stock market volatility. The net asset value of the underlying fund shares is affected by change in the value of the securities it owns. The net asset value of the underlying fund shares is effected by changes in the value of the securities it owns. The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.
.. Foreign investing. The underlying funds may invest in foreign securities.
  Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries may negatively impact the portfolios of underlying funds. An underlying fund may make investments in instruments denominated in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.
.. Small and Medium Capitalizations. The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Smaller capitalization companies securities may be more volatile in price than larger company securities, especially over the short-term.
.. Hedging strategies. Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks.
.. Initial Public Offerings ("IPOs"). An underlying fund's purchase of shares issued in IPOs exposes an underlying fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors in retirement.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            38.1%    Partners LargeCap Growth      2.2%
      Securities                          II
      Disciplined LargeCap        5.6     Partners LargeCap Value       2.9
      Blend
      International Growth        4.0     Preferred Securities         10.6
      LargeCap Growth             2.4     Real Estate Securities        6.5
      LargeCap Value              1.6     SmallCap S&P 600 Index        2.1
      Money Market               24.0




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.67%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


Principal has been the Fund's Sub-Advisor since March 1, 2001.

The inception date of the Fund is March 1, 2001. Class A shares began operations on June 28, 2005. Class B shares began operations on March 15, 2006. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows performance of Class A shares over time (along with the returns of two broad-based market indices and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-2.84

"2003"13.95


"2004"9.76


"2005"2.84



LOGO

The year-to-date return as of December 31, 2005 for Class A Shares is 2.84%
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      6.73%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                    -3.61%
 The bar chart above shows year-by-year total returns for the Class A shares.
 For periods prior to the first full calendar year of operations of the
 Fund's Class A shares, the annual returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect fees and expenses of the Class A shares. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. The performance table below shows, for the indicated periods, the average annual total returns for the Class A and
 Class B shares. For periods prior to the date on which those classes began operations, their returns are based on the performance of the Fund's
 Institutional Class shares adjusted to reflect the fees and expenses of the
 Class A and Class B shares of the Fund, including their sales charges. The adjustments result in performance (for the periods prior to the date Class A and Class B began operations) that is no higher than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                            1 YEAR                       LIFE OF FUND*
 CLASS A (BEFORE TAXES)
                                            -2.05                            3.83
     (AFTER TAXES ON
     DISTRIBUTIONS)....                     -2.81                            3.10
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES) ..                     -1.20                            2.87
 CLASS B ..............                     -1.04                            4.61
 S&P 500 Index ........                      4.91                            1.84
 Lehman Brothers
 Aggregate Bond Index .                      2.43                            5.54
 Morningstar
 Conservative
 Allocation Category
 Average ..............                      3.05                            3.48
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes.
  Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT

                                   CLASS A                       CLASS B
 Maximum sales charge
 imposed on purchases
 (as a % of offering
 price)................          4.75%/(1)/                    None
 Maximum Contingent
 Deferred Sales Charge
 (CDSC)
  (as a % of dollars
  subject to charge) ..          0.75%/(//2//)/                4.00%/(//3//)/
 Redemption or Exchange
 Fee (as a % of amount
 redeemed/exchanged)             1.00%/(//4//)(//5//)/         1.00%/(//4//)(//5//)/
 ///(1)/
  Sales charges are reduced or eliminated for purchases of $50,000 or more. See
  "Front-end sales charge - Class A shares."
 ///(2)/A CDSC applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
 ///(3)/ CDSCs are reduced after 12 months and eliminated after 6 years.
 ///(//4//)/
  Redemption fees are charged when $30,000 or more of shares are redeemed within
  30 days after they are purchased.
 ///(//5//)/
  Exchange fees are charged when $30,000 or more of shares are exchanged from one
  Fund to another Fund within 30 days after they are purchased.

 )

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005*

                                                 CLASS A          CLASS B^
 Management Fees............................     0.1225%           0.1225%
 12b-1 Fees.................................     0.2500            1.0000
 Other Expenses.............................     4.3900            3.2600
                                                 ------            ------
        TOTAL ANNUAL FUND OPERATING EXPENSES     4.7625%           4.3825%
 Expense Reimbursement .....................      4.625            3.1325
                                                  -----            ------
                                NET EXPENSES     0.5000%           1.2500%

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A and to Class B shares on an annualized basis) not to exceed 0.50% for Class A and 1.25% for Class B.
 ^Class B was first offered for sale on
  March 15, 2006, expenses are estimated.
  The Fund as a shareholder in the underlying funds indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The Fund's investment return is net of the underlying funds' operating expenses.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $524    $1,410    $2,371    $4,793        $524   $1,410   $2,371    $4,793
 CLASS B             527     1,293     2,123     4,416         127      993    1,923     4,416

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                              SHAREHOLDER FEES
                  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                       CLASS A       CLASS B
                                                    -------------  ------------
MAXIMUM SALES CHARGE IMPOSED ON PURCHASES (AS A %
OF OFFERING PRICE*)                                     /
 All Growth Oriented Funds except LargeCap S&P 500
 Index Fund                                          5.75%/(1)/      None
 All Income Oriented Funds except Short-Term Bond
 and Ultra Short Bond Funds                          4.75%/(1)/      None
 LargeCap S&P 500 Index and Short-Term Bond Funds    1.50%/(1)/       N/A
 Ultra Short Bond Fund                               1.00%/(1)/       N/A
 Money Market Fund                                  None             None
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC)
(AS A % OF DOLLARS SUBJECT TO CHARGE)
 All Funds except LargeCap S&P 500 Index and
 Short-Term Bond Funds                               0.75%/(2)/      4.00%/(3)/
 LargeCap S&P 500 Index, Short-Term Bond and Ultra
 Short Bond Funds                                    0.25%/(2)/       N/A
REDEMPTION OR EXCHANGE FEE (AS A % OF AMOUNT
REDEEMED/EXCHANGED)                                     /               /
 All Funds except Money Market Fund                  1.00%/(4)(5)/   1.00%/(5)/
 Money Market Fund                                  None/(2)/        None




/ //(1)/ Sales charges are reduced or eliminated for purchases of $50,000
 ($250,000 for the Ultra Short Bond Fund) or more. See "Front-end sales charge - Class A shares."
/ //(2)/ A contingent deferred sales charge applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
/ //(3)/ Contingent deferred sales charges are reduced after 12 months and eliminated after 6 years.
/ //(4)/ Redemption fees are charged when $30,000 or more of shares are redeemed within 30 days after they are purchased.
/ //(5)/ Exchange fees are charged when $30,000 or more of shares are exchanged from one Fund to another Fund within 30 days after they are purchased.

* offering price includes the sales charge



Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge. Before investing, you should be sure you understand the nature of different costs. Your Registered Representative can help you with this process.


YOU MAY OBTAIN MORE INFORMATION ABOUT SALES CHARGE REDUCTIONS AND WAIVERS THROUGH A LINK ON THE FUND'S WEBSITE AT WWW.PRINCIPAL.COM, FROM THE SAI OR FROM YOUR REGISTERED REPRESENTATIVE.


ONE-TIME FEES
.. You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class B shares).
  . Class A shares may be purchased at a price equal to the share price plus an initial sales charge. Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.
  . Class B shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.
.. A redemption fee* of 1.00% is charged on redemptions of Class A shares of $30,000 or more if the shares were purchased within 30 days of the redemption. The fee does not apply to redemptions made: through a periodic withdrawal plan; due to a shareholder's death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed at the time of redemption.
.. An exchange fee* of 1.00% is charged on exchanges among the Funds of $30,000 or more and if the shares were purchased within 30 days of the exchange. The fee is calculated as a percentage of market value of the shares exchanged at the time of the exchange.
  * Neither the redemption nor the exchange fee applies to shares redeemed/exchanged from the Money Market Fund.

CHOOSING A SHARE CLASS

You may purchase Class A or Class B shares of each Fund, except the LargeCap S&P 500 Index Fund, Partners LargeCap Growth Fund II, Partners MidCap Growth Fund I, Preferred Securities Fund, Principal LifeTime 2010 Fund, Short-Term Bond Fund and Ultra Short Bond Fund which do not offer Class B shares, with certain limitations.* Your decision to purchase a particular class depends on a number of factors including:
.. the dollar amount you are investing;
.. the amount of time you plan to hold the investment; and .. any plans to make additional investments in the Principal Investors Funds.
  * If you are making an initial purchase of Principal Investors Funds of $100,000 or more and have selected Class B shares, the purchase will be of Class A shares of the Fund(s) you have selected.

  * If you are making subsequent purchases into your existing Principal Investors Fund Class B share accounts and the value of your Class B, Class A and Class J share accounts reached $100,000 before the subsequent investment, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected.

In addition, you might consider:
.. Class A shares if you are making an investment that qualifies for a reduced sales charge; or
.. Class B shares if you prefer not to pay an initial sales charge and you plan to hold your investment for at least six years.

Class A Shares
--------------
.. You generally pay a sales charge on an investment in Class A shares.
.. Class A shares generally have lower annual operating expenses than Class B shares.

.. If you invest $50,000 or more ($250,000 or more for the Ultra Short Bond
  Fund), the sales charge is reduced.
.. You are not assessed a sales charge on purchases of Class A shares of $1 million or more. A deferred sales charge may be imposed if you sell those shares within eighteen months of purchase.

Class B Shares
--------------
.. You do not pay a sales charge on an investment in Class B shares.
.. If you sell your Class B shares within six years from the date of purchase, you may pay a deferred sales charge.
.. If you keep your Class B shares for seven years, your Class B shares automatically convert to Class A shares without a charge.
.. Class B shares generally have higher annual operating expenses than Class A shares.

FRONT-END SALES CHARGE: CLASS A SHARES
There is no sales charge on purchases of Class A shares of the Money Market Fund. Class A shares of the other Funds are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of a Fund purchased with reinvested dividends or other distributions. Your sales charge may be reduced for larger purchases as indicated below.

   BOND & MORTGAGE SECURITIES, GOVERNMENT & HIGH QUALITY BOND, INFLATION PROTECTION, PREFERRED SECURITIES,
                        PRINCIPAL LIFETIME STRATEGIC INCOME AND TAX-EXEMPT BOND FUNDS
   ------------------------------------------------
                                                 SALES CHARGE AS % OF:
                                                 -------------
                                                 OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
              AMOUNT OF PURCHASE                   PRICE      INVESTED              OFFERING PRICE
              ------------------                 --------     --------         ------------------------
 Less than $50,000                                   4.75%      4.99%                                   4.00%
 $50,000 but less than $100,000                      4.25%      4.44%                                   3.75%
 100,000 but less than $250,000                      3.75%      3.90%                                   3.25%
 $250,000 but less than $500,000                     2.50%      2.56%                                   2.00%
 $500,000 but less than $1,000,000                   1.50%      1.52%                                   1.25%
 $1,000,000 or more                                  0.00%      0.00%                                   0.75%

                             LARGECAP S&P 500 INDEX AND SHORT-TERM BOND FUNDS
                             -----------------------------------------------
                                                SALES CHARGE AS % OF:
                                                -------------
                                                OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                   PRICE      INVESTED              OFFERING PRICE
             ------------------                 --------     --------         ------------------------
 Less than $50,000                                  1.50%      1.52%                                   1.25%
 $50,000 but less than $100,000                     1.25%      1.27%                                   1.00%
 100,000 but less than $250,000                     1.00%      1.10%                                   0.75%
 $250,000 but less than $500,000                    0.75%      0.76%                                   0.50%
 $500,000 but less than $1,000,000                  0.50%      0.50%                                   0.25%
 $1,000,000 or more                                 0.00%      0.00%                                   0.25%



                                              ULTRA SHORT BOND FUND
                                              ---------------------
                                                SALES CHARGE AS % OF:
                                                ----------------
                                                 OFFERING       AMOUNT           DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                    PRICE       INVESTED               OFFERING PRICE
             ------------------                  --------      --------          ------------------------
 Less than $250,000                                     1.00%    1.10%        %
 $250,000 but less than $500,000                   %             0.76%                                       1.00%
 $500,000 but less than $1,000,000                      0.50%    0.50%                                       0.25%
 $1,000,000 or more                                     0.00%    0.00%                                       0.25%



                                ALL OTHER FUNDS (EXCEPT MONEY MARKET FUND)
                                ------------------------------------------
                                               SALES CHARGE AS % OF:
                                               -------------
                                               OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                  PRICE      INVESTED              OFFERING PRICE
             ------------------                --------     --------         ------------------------
 Less than $50,000                                 5.75%      6.10%                                   5.00%
 $50,000 but less than $100,000                    4.75%      4.99%                                   4.00%
 100,000 but less than $250,000                    3.75%      3.90%                                   3.00%
 $250,000 but less than $500,000                   2.75%      2.83%                                   2.25%
 $500,000 but less than $1,000,000                 2.00%      2.04%                                   1.50%
 $1,000,000 or more                                0.00%      0.00%                                   0.75%



There is no front-end sales charge on an investment of $1 million or more in Class A shares. There may be a CDSC on shares sold within 18 months of the purchase date. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is calculated as 0.75% (0.25% for the LargeCap S&P 500 Index, Short-Term Bond and Ultra Short Funds) of the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold. The CDSC is waived on shares sold:
.. to satisfy IRS minimum distribution rules; and .. using a periodic withdrawal plan. (You may sell up to 10% of the value of the shares (as of December 31 of the prior year) subject to a CDSC without paying the CDSC.)

In the case of selling some, but not all, of the shares in an account, the shares not subject to the CDSC are redeemed first. Other shares are redeemed in the order purchased (first in, first out). Shares subject to the CDSC which are exchanged into another Principal Investors Fund continue to be subject to the CDSC until the CDSC expires.


Broker-dealers that sell shares of Principal Investors Fund are paid a certain percentage of the sales charge in exchange for their services. At the option of Princor Financial Services Corporation ("Princor"), the amount paid to a dealer (referred to in the chart above as the "Dealer Allowance") may be more or less than that shown in the chart above. The amount paid depends on the services provided. Amounts paid to dealers on purchases without a front-end sales charge are determined by and paid for by Princor. Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

Princor may, from time-to-time, at its expense or through use of amounts it receives from the Fund through a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, if applicable, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds' shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor or its affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by total sales; net sales; levels of redemptions; the dealers' support of, and participation in, Princor's marketing programs and the extent of a dealer's marketing programs relating to the Funds. Financial support to dealers may be made from payments from Princor's resources, from its retention of underwriting concessions and, in the case of share classes that have 12b-1 fees, from payments to Princor under such plans.


SALES CHARGE WAIVER OR REDUCTION (CLASS A SHARES)
Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with a 60-day notice to shareholders of existing accounts.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or the Fund know at the time you purchase shares that you qualify for such a reduction. If you do not let your advisor or the Fund know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. It may be necessary for you to provide information and records, such as account statements.


Waiver of sales charge (Class A shares)
---------------------------------------
A Fund's Class A shares may be purchased without a sales charge:

.. by its Directors, member companies of the Principal Financial Group, and their active or retired employees, officers, directors, brokers or agents (for the life of the account). This also includes their immediate family members (spouse, children (regardless of age) and parents) and trusts for the benefit of these individuals;
.. by the Premier Credit Union;
.. by non-ERISA clients of Principal Global Investors LLC;
.. by any employee or Registered Representative (and their employees) of an authorized broker-dealer;
.. through a "wrap account" offered by Princor or through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;

.. to fund non-qualified plans administered by a member company of the Principal
  Financial Group pursuant to a written service agreement;
.. to the extent that the purchase proceeds represent a distribution from a terminating 401(a) plan, if 1) such purchase is made through a representative of Princor, the terminating plan is not administered by a member company of the Principal Financial Group, and the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees and/or plan participants, or 2) such purchase is made through registered representative of a broker-dealer other than Princor, the purchase proceeds represent a distribution from any terminating 401(a) plan and the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees and/or plan participants. Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above; and
.. by any investor who buys Class A Shares through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, that does not accept or charge the initial sales charge. In addition, the CDSC generally applicable to redemptions of shares made within 18 months after purchase of $1 million or more will not be imposed on redemptions of shares purchased through such omnibus account where no sales charge payments were advanced for purchases made through these entities.

Reduction of sales charge (Class A shares)
------------------------------------------
1) Dollar amount of purchase. The sales charge varies with the size of your purchase. Purchases made by you, your spouse or domestic partner, or the children of you, your spouse or domestic partner under the age of 25 and/or a trust primarily for the benefit of such persons (together "a Qualified Purchaser") will be combined along with Class A, B and J shares of Principal Investors Fund owned by such persons, to determine the applicable sales charge.

 Reduced charges apply to the total of Principal Investors Funds' (excluding Money Market Fund) shares purchased (and still owned) by any "Qualified Purchaser." If the total amount being invested in the Principal Investors Funds is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.

2) Statement of intention (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. The sales charge is based on the total amount to be invested in a 13 month period (24 months if the intended investment is $1 million or more). Upon your request, we will set up a 90-day look-back period to include earlier purchases - the 13 (24) month period then begins on the date of your first purchase during the 90-day period. If the intended investment is not made (or shares are sold during the 13 month (24 month) period), sufficient shares will be sold to pay the additional sales charge due. A 401(a) plan trustee must submit the SOI at the time of the first plan purchase. The 90-day look-back period is not available to a 401(a) plan trustee.

3) Rights of accumulation. The Class A, Class B and Class J share accounts already owned by a Qualified Purchaser are added to the amount of the new purchase to determine the applicable sales charge percentage. The balance of the existing accounts as of the date of the subsequent purchase(s) is used in this calculation. Class A shares of Money Market Fund are not included in the calculation unless they were acquired in exchange for other Principal Investors Fund shares.

4) The sales charge table below applies to purchases of Class A shares made from death benefit proceeds from a life insurance policy or certain annuity contracts issued by Principal Life (or its subsidiaries or affiliates) within one year of the insured's death:

                                              SALES CHARGE AS A % OF:          DEALER ALLOWANCE AS % OF:
                                              -----------------------          -------------------------
     AMOUNT OF PURCHASE                 OFFERING PRICE   NET AMOUNT INVESTED        OFFERING PRICE
     ------------------                 ------------------------------------  -----------------
     Less than $500,000                      2.50%              2.56%                    2.10%
     $500,000 but less than $1,000,000       1.50%              1.52%                    1.25%

     $1,000,000 or more                 no sales charge



5) The sales charge tables below apply to purchases of Class A shares by qualified plans administered by Expertplan, Inc. that were previously converted from B share plans:

                   ALL INCOME-ORIENTED FUNDS EXCEPT SHORT-TERM BOND AND ULTRA SHORT BOND FUNDS
                   -------------------------------------------
                                                     SALES CHARGE AS A % OF:         DEALER ALLOWANCE AS % OF:
                                                     -----------------------         -------------------------
     AMOUNT OF PURCHASE                        OFFERING PRICE  NET AMOUNT INVESTED        OFFERING PRICE
     ------------------                        -----------------------------------  -----------------
     Less than $500,000                            2.50%              2.56%                    2.10%
     $500,000 but less than $1,000,000             1.50%              1.52%                    1.25%
     $1,000,000 or more                                 no sales charge                        0.75%


                          ALL GROWTH-ORIENTED FUNDS EXCEPT LARGECAP S&P 500 INDEX FUND
                          -------------------------------------------
                                                     SALES CHARGE AS A % OF:         DEALER ALLOWANCE AS % OF:
                                                     -----------------------         -------------------------
     AMOUNT OF PURCHASE                        OFFERING PRICE  NET AMOUNT INVESTED        OFFERING PRICE
     ------------------                        -----------------------------------  -----------------
     Less than $500,000                            2.75%              2.83%                    2.25%
     $500,000 but less than $1,000,000             2.00%              2.04%                    1.50%
     $1,000,000 or more                                 no sales charge                        0.75%



6) Employer Sponsored Plans. All purchases made through a retirement plan meeting the requirements of Section 401 of the Internal Revenue Code, or a SIMPLE IRA, SEP, SAR-SEP, non-qualified deferred compensation or payroll deduction plan ("Employer Sponsored Plans"), are combined along with plan assets to determine the applicable sales charge. The maximum sales charge for investments through Employer Sponsored Plans and 403(b) plans for which Fund accounts were established prior to March 1, 2002, is 3.75%; the regular sales charge table applies to investments of $250,000 or more and to all investments in the Short-Term Bond Fund and the LargeCap S&P 500 Index Fund made in connection with such plans.

 Class B shares are not available to Employer Sponsored Plans established on or after July 1, 2005, nor to persons who become plan participants on or after that date. All contributions to an Employer Sponsored Plan established on or after July 1, 2005, will be used to purchase Class A shares. In addition, the share class purchased with subsequent contributions to an Employer Sponsored Plan by a Class B share participant will depend on the value of the Class B share accounts achieved prior to the time of the subsequent purchase (or the aggregate of the values of Class B, Class A and Class J shares, if you own such shares). If the value of the Class B, A and J share Fund accounts reaches $100,000 before the subsequent investment, the subsequent investment will be applied to purchase Class A shares. If the value of the Class B, A and J Fund accounts has not reached $100,000 before the subsequent investment, additional Class B shares may be purchased, so long as the subsequent investment is less than $100,000.


 Generally, investments made through an Employer Sponsored Plan are not combined with a shareholder's investments made outside of the plan for purposes of determining the sales charge that applies to the plan or non-plan investments. However, plan and non-plan investments may be combined to determine the applicable sales charge to both plan and non-plan investments under certain circumstances, as follows:


 EMPLOYER SPONSORED PLANS FOR WHICH FUND ACCOUNTS ARE ESTABLISHED ON OR AFTER

 JULY 1, 2005. . If all of the participants in an Employer Sponsored Plan are "Qualified Purchasers" as defined above, the accounts of the Employer Sponsored Plan will be combined with all of the other accounts of the Qualified Purchasers to determine the applicable sales charge for both plan and non-plan investments. However, the shareholder must provide written notification to the Fund (either on the Fund account application or by other written communication) that all participants of the Employer Sponsored Plan are Qualified Purchasers before plan and non-plan investments will be combined to determine the applicable sales charge; neither the Fund, Princor nor the Fund's transfer agent will be responsible for making this determination. The sales charge applicable to the combined investments will be applied only to purchases made after the Fund's receipt of the shareholder's notification.


 EMPLOYER SPONSORED PLANS FOR WHICH FUND ACCOUNTS WERE ESTABLISHED PRIOR TO JULY

1, 2005. . Upon receipt of a written shareholder request, the accounts of an Employer Sponsored Plan will be combined with all of the other accounts of the Qualified Purchasers to determine the applicable sales charge for both plan and non-plan investments, if all of the participants in an Employer Sponsored Plan are "Qualified Purchasers" as defined above. However, the shareholder must notify the Fund that all participants of the Employer Sponsored Plan are Qualified Purchasers before plan and non-plan investments will be combined to determine the applicable sales charge; neither the Fund, Princor nor the Fund's transfer agent will be responsible for making this determination. The sales charge applicable to the combined investments will be applied only to purchases made after the Fund's receipt of the shareholder's notification.


CONTINGENT DEFERRED SALES CHARGE: CLASS B SHARES
.. The CDSC does not apply to shares purchased with reinvested dividends or other distributions.
.. The amount of the CDSC is a percentage based on the number of years you own the shares multiplied by the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold.

.. In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other Class B shares are redeemed in the order purchased (first in, first out). Using a periodic withdrawal plan, you may sell up to 10% of the value of the shares (as of the last business day* of December of the prior year) subject to a CDSC without paying the CDSC.
.. Shares subject to the CDSC that are exchanged into another Principal Investors
  Fund continue to be subject to the CDSC until the CDSC expires.
.. Princor receives the proceeds of any CDSC.

  * a day when the NYSE is open for normal business


Class B shares
--------------
A CDSC may be imposed on Class B shares sold within six years of purchase (five years for certain sponsored plans established after February 1, 1998 and prior to March 1, 2002). Class B shares automatically convert into Class A shares (based on share prices, not numbers of shares) seven years after purchase. Class B shares provide you the benefit of putting all your dollars to work from the time of investment, but (until conversion) have higher ongoing fees and lower dividends than Class A shares.

The Class B share CDSC, if any, is determined by multiplying the lesser of the market value at the time of redemption or the initial purchase price of the shares sold by the appropriate percentage from the table below:

                                                                       CERTAIN SPONSORED PLANS
                                                                     ESTABLISHED AFTER 02/01/1998
  YEARS SINCE PURCHASE PAYMENTS MADE  CDSC AS A % OF DOLLAR AMOUNT      AND BEFORE 03/01/2002
  ----------------------------------  ----------------------------      ---------------------
   2 years or less                               4.00%                          3.00%
   more than 2 years, up to 4 years              3.00                           2.00
   more than 4 years, up to 5 years              2.00                           1.00
   more than 5 years, up to 6 years              1.00                           None
   more than 6 years                              None                          None



The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made is used to determine if the newly acquired shares are subject to the CDSC when they are sold.


Waiver of the sales charge (Class B shares)
-------------------------------------------
The CDSC is waived on Class B shares which are sold:
.. due to a shareholder's death;
.. due to the shareholder's disability, as defined in the Internal Revenue Code; .. from retirement plans to satisfy minimum distribution rules under the Code; .. to pay surrender charges;
.. to pay retirement plan fees;
.. involuntarily from small balance accounts;
.. through a systematic withdrawal plan (certain limits apply);
.. from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k) or 415 of the Code.

NOTE: To have your Class B CDSC waived, you must let your advisor or the Fund know at the time you redeem shares that you qualify for such a waiver.

ONGOING FEES
Each Fund pays ongoing fees to its Manager, Underwriter and others who provide services to the Fund. They reduce the value of each share you own.

DISTRIBUTION (12B-1) FEES
Each of the Funds (except Money Market Fund for Class A shares) has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund pays a fee to Princor based on the average daily net asset value of the Fund. These ongoing fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                                     MAXIMUM
                                                                    ANNUALIZED
                                                                    12B-1 FEE*
                                                                    ----------
..Class A shares (except LargeCap S&P 500 Index, Money Market,
  Short-Term Bond and Ultra Short Bond Funds)                         0.25%
..Class A shares of LargeCap S&P 500 Index, Short-Term Bond and
  Ultra Short Bond Funds                                              0.15%
..  Class B shares                                                     1.00%
* Under the Plans, the Fund will pay the 12b-1 fee only to the extent Princor incurs expenses covered by the Plan.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Principal LifeTime Funds. It does apply to the underlying funds in which the LifeTime Funds invest. The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


REVERSE REPURCHASE AGREEMENTS

A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS

The Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS

Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Bond & Mortgage Securities, Inflation Protection, Short-Term Bond and Tax-Exempt Bond Funds may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative. The Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040 and Principal LifeTime 2050 and Principal LifeTime Strategic Income Funds may invest in underlying funds that may invest in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


INITIAL PUBLIC OFFERINGS ("IPOS")

Certain of the Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;

.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)

These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to rack a particular market index. The Funds could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING
As a principal investment strategy, the Diversified International and International Emerging Markets Funds may each invest Fund assets in securities of foreign companies. The other Funds (except Government Securities) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments.

Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Funds (except Government Securities) may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities, Disciplined LargeCap Blend, Short-Term Bond, Inflation Protection, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, Partners LargeCap Blend, Partner LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value and Preferred Securities Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company's outstanding common stock.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES

From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that a Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.


LIFETIME FUNDS
The performance and risks of each LifeTime Fund directly corresponds to the performance and risks of the underlying funds in which the Fund invests. By investing in many underlying funds, the LifeTime Funds have partial exposure to the risks of many different areas of the market. The more a LifeTime Fund allocates to stock funds, the greater the expected risk.

For Funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed-income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. Principal intends to gradually shift each LifeTime Fund's (except the Lifetime Strategic Income Fund) allocation among the underlying funds so that within five to ten years after the stated retirement date, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund.


If you are considering investing in a LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each LifeTime Fund is managed with the assumption that the investor will invest in a LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.


Each LifeTime Fund indirectly bears its pro-rata share of the expenses of the Institutional Class shares of the underlying funds in which it invests, as well as directly incurring expenses. Therefore, investment in a LifeTime Fund may be more costly than investing directly in shares of the underlying funds.

PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the Fund) that may have an adverse impact on Fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the Fund are sold during the year). No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other Funds may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. As of December 31, 2005, the mutual funds it manages had assets of approximately $28.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.


THE SUB-ADVISORS

The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Fund. For these services, the Sub-Advisor is paid a fee by the Manager. Information regarding Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in each of the Funds.

SUB-ADVISOR: AllianceBernstein Investment Research and Management ("Bernstein"), a wholly-owned subsidiary of Alliance Capital Management, L.P. ("Alliance"). As of December 31, 2005, Alliance managed $579 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

The management of and investment decisions for the Fund's portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio. the members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Value      Marilyn G. Fedak
                                        John Mahedy
                                        Chris Marx
                                        John D. Phillips, Jr.





MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN MAHEDY, CPA . Mr. Mahedy was named Co-CIO-US Value equities in 2003. He continues to serve as director of research-US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in Bernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991. He also covered oil services at Morgan Stanley for three years in the early 1990s. Mr. Mahedy was ranked among the top-five oil analysts in the Reuters and Greenwich Associates polls in 1999 and 2000, and he was named to the Institutional Investor All-America Research Team in 1993, 1994 and 1995. Mr. Mahedy began his career as a senior auditor with Peat Marwick Main. He earned a BS and an MBA from New York University.



CHRISTOPHER W. MARX . Mr. Marx joined the firm in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Prior to that, he spent six years as a consultant for Deloitte & Touche and the Boston Consulting Group. Mr. Marx earned an AB in economics from Harvard, and an MBA from the Stanford Graduate School of Business. Location: New York.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111. As of December 31, 2005, American Century managed $100.9 billion in assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth II  Prescott LeGard
                                        Gregory Woodhams




E.A. PRESCOTT LEGARD, CFA . Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.



GREGORY J. WOODHAMS, CFA . Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor's degree in Economics from Rice University and a Master's degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: BNY Investment Advisors ("BNY"), a separately identifiable division of The Bank of New York, is located at 1633 Broadway, New York, New York 10019. Founded by Alexander Hamilton in 1784, The Bank of New York is one of the largest commercial banks in the United States, with over $102 billion in assets. The Bank of New York began offering investment services in the 1830s and as of December 31, 2005, managed more than $102 billion in investments for institutions and individuals.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth II  Edward J. Von Sauers
                                        Kurt Zyla





EDWARD J. VON SAUERS . Mr. Von Sauers joined BNY Asset Management in 1987. As Division Head of Short Term Money Management, he has overall responsibility for $29 billion in short term fixed income assets. Mr. Von Sauers is a member of the Bank's Investment Policy Committee. Prior to joining the Bank, he was a portfolio manager for the New York State Power Authority. Mr. Von Sauers earned both a BBA and an MBA in Finance from Pace University.



KURT ZYLA . Mr. Zyla is the Managing Director and Division Head of Index Fund Management at BNY. Prior to managing the Division in 1998, he was an index portfolio manager and worked in the Special Investment Products area, focusing on portfolio transitions/liquidations and equity derivative product strategies. Before joining BNY in 1989, Mr. Zyla worked in the Specialty Chemical's Division of Engelhard Corporation in the areas of technical sales and product management. He earned a BS in Chemical Engineering from New Jersey Institute of Technology and an MBA from New York University's Stern School of Business.


SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902. As of December 31, 2005, CCI had approximately $5.9 billion in assets under management.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           LargeCap Growth              Anthony Rizza




ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He had previously worked with Connecticut National Bank as a Research Officer. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a wholly-owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. As of December 31, 2005, Emerald managed approximately $2.36 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth II  Joseph W. Garner
                                        Kenneth G. Mertz II
                                        Stacey L. Sears




The portfolio management and strategy team have long tenures at Emerald, with Ms. Sears joining Emerald in 1991, Mr. Mertz in 1992 and Mr. Garner in 1994.



KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees' Retirement System (1985-1992). He earned a BA in Economics from Millersville University.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.



JOSEPH W. GARNER . Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce's Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.





SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. Goldman Sachs Asset Management reported $496.1 billion in total assets under management and/or distribution as of December 31, 2005 (including seed capital and excluding assets under supervision).

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend I    Melissa R. Brown
                                        Robert C. Jones




MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity ("GQE") group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She earned an MBA from New York University. She has earned the right to use the Chartered Financial Analyst designation.



ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the GQE group. He brings 20 years of investment experience to his work in managing the GQE group. Mr. Jones joined GSAM as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has more than $4.0 trillion in assets under management, administration or custody, including $707 billion under management. As of December 31, 2005, Mellon Equity managed approximately $21.3 billion in assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth I     Adam T. Logan
                                        John O'Toole

ADAM T. LOGAN, CFA . Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Equity. Previously, he performed duties as a financial analyst in Mellon Financial Corporation's corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



JOHN O'TOOLE, CFA . Senior Vice President of Mellon Equity since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $105.9 billion in total assets (as of December 31, 2005) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.


The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Value        S. Basu Mullick




S. BASU MULLICK . Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. He is manager of mid- to large-cap value Partners Fund and mid-cap value strategy totaling $5.4 billion in assets. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned a MA in Economics and a Ph.D., ABD Finance from Rutgers University.


SUB-ADVISOR: Nuveen Asset Management ("NAM") is a wholly-owned subsidiary of Nuveen Investments Inc. NAM offers advisory and investment management services to a broad range of mutual fund and separate account clients. As of December 31, 2005, NAM had approximately $79 billion in assets under management, and Nuveen Investments, Inc. and its affiliates had approximately $136 billion in assets under management. Nuveen Asset Management is located at 333 West Wacker Drive, Chicago, Illinois 60606.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Tax-Exempt Bond              John V. Miller





JOHN V. MILLER, CFA . Mr. Miller, Vice President, joined NAM's investment management team as a credit analyst in 1996, with three prior years of experience in the municipal market with a private account management firm. He has been responsible for analysis of high yield credits and has managed the Nuveen High Yield Municipal Bond Fund since 2000. He earned a BA in Economics and Political Science from Duke University and an MA in Economics from Northwestern University and an MBA with honors in Finance from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2005, Principal, together with its affiliated asset management companies, had approximately $159 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

The day-to-day portfolio management for some of the Funds listed below is shared by two or more portfolio managers. In each such case the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


                                                DAY-TO-DAY
           FUND                                 FUND MANAGEMENT
           ----                                 ---------------
           Bond & Mortgage Securities           William C. Armstrong
                                                Timothy R. Warrick
           Disciplined LargeCap Blend           Jeff Schwarte
           Diversified International            Paul H. Blankenhagen
                                                Juliet Cohn
                                                Chris Ibach
           Equity Income                        Dirk Laschanzky
           Government & High Quality Bond       Brad Fredericks
                                                Lisa A. Stange
           Inflation Protection                 Martin J. Schafer
                                                Gwen Swanger
           International Emerging Markets       Michael A. Marusiak
                                                Michael L. Reynal
           LargeCap S&P 500 Index               Dirk Laschanzky
                                                Mariateresa Monaco
           LargeCap Value                       John Pihlblad
           MidCap Blend                         K. William Nolin
           Money Market                         Tracy Reeg
                                                Alice Robertson
           Principal LifeTime 2010              Dirk Laschanzky
           Principal LifeTime 2020              Dirk Laschanzky
           Principal LifeTime 2030              Dirk Laschanzky
           Principal LifeTime 2040              Dirk Laschanzky
           Principal LifeTime 2050              Dirk Laschanzky
           Principal LifeTime Strategic Income  Dirk Laschanzky
           Short-Term Bond                      Zeid Ayer
                                                Craig Dawson
                                                Martin J. Schafer
           SmallCap Blend                       Todd Sanders
           SmallCap Value                       Thomas Morabito
           Tax-Exempt Bond                      Thomas V. Catus
           Ultra Short Bond                     Zeid Ayer
                                                Craig Dawson

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ZEID AYER, PH.D., CFA . Mr. Ayer joined Principal in 2001 and is a senior research analyst and co-manager of the Ultra Short Fixed Income portfolios. He is the global sector head for asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). Mr. Ayer is also the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, he was assistant vice president at PNC Financial Services Group. He earned a PhD in Physics from the University of Notre Dame, an MS in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen is a portfolio manager at Principal. He is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Mr. Blankenhagen is also active in research with an emphasis on the banking and media industries. He joined the firm in 1992 and has been a member of the international equity team since 1995. He was named a portfolio manager in 2000. Mr. Blankenhagen received a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He holds the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.



THOMAS V. CATUS, CFA . Mr. Catus is a portfolio analyst for Principal Global Investors, with responsibility for co-managing all of the municipal bond portfolios. He also focuses on new opportunities in the market and expanding client relationships. Prior to joining Principal in 2000, he was a chief financial officer at Franklin Leasing and a fixed income analyst and trader at Cleary Gull. Mr. Catus received an MBA in Finance from the University of Iowa and a BBA in Transportation and Logistics from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Society of Iowa and the CFA Institute.



JULIET COHN . Ms. Cohn is a portfolio manager at Principal. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College Cambridge England.



CRAIG DAWSON, CFA . Mr. Dawson joined Principal in 1998 and became a portfolio manager in 2002. He manages ultra short, high quality short, stable value and global strategic income portfolios. He previously managed corporate bond portfolios and multi-sector portfolios. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.

BRAD FREDERICKS. . Mr. Fredericks is a portfolio manager at Principal Global Investors. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He received a Bachelor's degree in Finance from Iowa State University. Mr. Frederick is a Fellow of the Life Management Institute (FLMI).



CHRISTOPHER IBACH, CFA . Mr. Ibach joined Principal in 2000 and is an associate portfolio manager and equity research analyst. He specializes in the analysis of international technology companies and is also responsible for coordinating portfolio rebalancing and the application of Principal's Global Research Platform. Previously, he was with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



MARIATERESA MONACO . Ms. Monaco is an associate portfolio manager at Principal. Joining Principal in 2005, she works with the asset allocation and indexed funds. Most recently, she was a quantitative equity analyst at Fidelity Management in Boston. During her 10-year career with Fidelity, she supported a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Northeastern University. She also earned a Master's degree in Electrical Engineering from Politecnico di Torino, Italy, and a diploma in Piano from the Conservatorio di Torino, Italy.



THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal specializing in the management and research areas for the short-term money market portfolios. She joined the firm in 1993. Ms. Reeg received a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).

MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



TODD SANDERS, CFA . Mr. Sanders is an equity analyst for Principal focused on quantitative research. He joined the firm in 1998. Previously, he was an investment analyst for NISA Investment Advisors and in credit analysis/risk management with the U.S. Central Credit Union. He received an MBA in Finance from Washington University and a Bachelor's degree in Finance/Economics from the University of Missouri-Columbia. He is a member of the International Association of Financial Engineers (IAFE), the Global Association of Risk Professionals
(GARP) and the Association of Investment Management and Research (AIMR). He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in managing mortgage-backed securities and high quality short, intermediate and long duration portfolios. Mr. Schafer joined the firm in 1977. In the early 1980s, he developed the firm's secondary mortgage marketing operation and in 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985 and institutional portfolios in 1992. Mr. Schafer holds a Bachelor's degree in Accounting and Finance from the University of Iowa.



JEFFREY A. SCHWARTE, CFA, CPA . Mr. Schwarte is an associate portfolio manager and equity analyst at Principal. He is a member of the systematic strategies team and is responsible for conducting research on stock selection strategies, portfolio construction techniques, and strategy implementation. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He received a Bachelor's degree in Accounting from the University of Northern Iowa. He also holds the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI). He is a member of the Iowa Society of Certified Public Accountants and the Association for Investment Management and Research (AIMR). He also has the NASD Series 7 license.



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for Principal. She is integrally involved in the formulation of broad investment strategy, quantitative research and product development. She joined the firm in 1989. Ms. Stange received an MBA and a Bachelor's degree from the University of Iowa. She holds the Chartered Financial Analyst designation and is a member of the Iowa Society of Financial Analysts and the CFA Institute.



GWEN SWANGER, CFA . Ms. Swanger is a portfolio manager for Principal's global fixed income and inflation protection portfolios. She has managed global fixed income since 1997. She has been involved in international and U.S. investing for over fifteen years. In addition to managing the international bond portfolios, she has directed the international fixed income research effort overseeing sovereign credit analysis of developed, developing countries and emerging markets. Ms. Swanger joined the firm in 1989 as a private placement analyst. She received an MBA in Finance, a Bachelor's degree from Drake University and is a Fellow of the Life Management Institute (FLMI). She also holds the Chartered Financial Analyst designation and is a member of the CFA Institute.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


SUB-ADVISOR: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. As of December 31, 2005, Principal - REI, together with its affiliated asset management companies, had approximately $32.0 billion in asset under management. Principal - REI's address is 801 Grand Avenue, Des Moines, Iowa 50392.


The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Real Estate Securities       Kelly D. Rush




KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2005, Spectrum, together with its affiliated asset management companies, had approximately $13.2 billion in asset under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Preferred Securities         L. Phillip Jacoby
                                        Bernard M. Sussman




L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995 as Portfolio Manager. Previously, he was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a $600 million preferred stock portfolio. Mr. Jacoby received his BS in Finance from Boston University.



BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer and Chair of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid market. He was a Limited Partner at Goldman Sachs from 1994-1996. He received a BS in Industrial Relations and an MBA in Finance, both from Cornell University.


SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $269.5 billion in assets under management as of December 31, 2005. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend      William J. Stromberg
                                        Richard T. Whitney
           Partners LargeCap Growth I   Robert W. Sharps





ROBERT W. SHARPS, CFA, CPA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also a Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



WILLIAM J. STROMBERG, CFA . Mr. Stromberg is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price, Director of Global Equity Research, and a member of the firm's Equity and International Steering Committees. Prior to joining the firm in 1987, he was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center. He earned a BA from Johns Hopkins University and an MBA from Tuck School of Business at Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Stromberg serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Mr. Stromberg has ultimate accountability for the Fund.



RICHARD T. WHITNEY, CFA . Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of the firm's Quantitative Equity Group and member of the Equity Steering Committee. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a BS and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Whitney serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he, along with Mr. Stromberg, is responsible for ensuring adherence to portfolio constraints and risk controls, as well as managing inter-analyst activity.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2005, Turner had discretionary management authority with respect to approximately $18 billion in assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth       Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Previously, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987. He earned a BA in Economics and a BA in Psychology from Vassar College.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. He earned a BS in Accounting and an MBA in Finance from Bradley University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2005, UBS Global AM managed approximately $66.12 billion in assets and the Group managed approximately $581.49 billion in assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth II  Paul A. Graham, Jr.
                                        David N. Wabnik




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exams.


SUB-ADVISOR: Wellington Management Company, LLP ("Wellington Management"), a
         Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, MA 02109. Wellington Management and its predecessor organizations have provided investment services since 1928. As of December 31, 2005, Wellington Management managed $520.7 billion of client assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend I    Maya K. Bittar
                                        Jeffrey L. Kripke
                                        Matthew E. Megargel
                                        Michael D. Rodier




MAYA K. BITTAR, CFA . Ms. Bittar, a Vice President, joined Wellington Management in 1998 as an equity portfolio manager. Prior to joining the firm, Ms. Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management. Ms. Bittar earned an MBA and MS, along with a BBA, from the University of Wisconsin-Madison. She has earned the right to use the Chartered Financial Analyst designation.



JEFFREY L. KRIPKE . Mr. Kripke, a Vice President, joined Wellington Management in 2001 as a portfolio manager. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management, Chase Asset Management and Morgan Stanley Asset Management. Mr. Kripke earned an MBA in Finance from Columbia University Graduate School of Business and a BA in Economics from Tufts University.



MATTHEW E. MEGARGEL, CFA . Mr. Megargel, a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.



MICHAEL D. RODIER . Mr. Rodier, a Vice President, joined Wellington Management in 1982 while pursuing a BS degree in journalism at Suffolk University. Upon graduation in 1984, Mr. Rodier joined the firm as a fixed income analyst focusing on convertible securities. Mr. Rodier joined the US Core Equity team as an analyst and portfolio manager in 1994. As noted, Mr. Rodier earned a BS in Journalism from Suffolk University.


THE SUB-SUB-ADVISORS

Principal Global Investors, LLC ("Principal") has entered into sub-sub-advisory agreements for various Funds. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of Principal for a certain portion of the Fund's assets. The sub-sub-advisor is paid a fee by Principal.

Principal is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund's portfolio are made by Spectrum Asset Management, Inc. ("Spectrum"), and Post Advisory Group, LLC ("Post") each of which serves as sub-sub-advisor. Similar day-to-day management decisions concerning a portion of the Ultra Short Bond Fund's portfolio are made by Post.

Principal is the sub-advisor for the Equity Income Fund. Day-to-day management decisions concerning a portion of the Equity Income Fund's portfolio are made by Principal Real Estate Investors LLC ("Principal - REI"), and Post each of which serves as sub-sub-advisor.


See the discussion regarding Spectrum provided in connection with the Preferred Securities Fund for a description of the firm and the individuals who serve as portfolio managers.


See the discussion regarding Principal - REI provided in connection with the Real Estate Securities Fund for a description of the firm and the individuals who serve as portfolio managers.


SUB-ADVISOR: Post Advisory Group, LLC ("Post") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025. As of December 31, 2005, Post had $8.1 billion in asset under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.



LAWRENCE A. POST . Mr. Post joined Principal in 2003 with over 30 years of investment experience. Prior to founding the Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. Mr. Post received an MBA in Business Administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.



ALLAN SCHWEITZER . Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer received a Bachelor's degree in Business Administration from Washington University at St. Louis and his Master's in Business Administration from the University of Chicago with a concentration in analytical finance and international economics.


DUTIES OF THE MANAGER AND SUB-ADVISOR

The Manager or Sub-Advisor provides the Directors of the Principal Investors Fund, Inc. with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.


FEES PAID TO THE MANAGER
The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2005 was:

       Bond & Mortgage
       Securities              0.54%     Partners MidCap Growth          1.00%
       Disciplined LargeCap
       Blend                   0.60      Partners MidCap Growth I        1.00
       Diversified
       International           0.90      Partners MidCap Value           1.00
       Equity Income           0.60      Partners SmallCap Growth II     1.00
       Government & High
       Quality Bond            0.40      Preferred Securities            0.75
       Inflation Protection    0.40      Principal LifeTime 2010       0.1225
       International
       Emerging Markets        1.35      Principal LifeTime 2020       0.1225
       LargeCap Growth         0.55      Principal LifeTime 2030       0.1225
       LargeCap S&P 500
       Index                   0.15      Principal LifeTime 2040       0.1225
       LargeCap Value          0.45      Principal LifeTime 2050       0.1225
                                         Principal LifeTime
       MidCap Blend            0.65      Strategic Income              0.1225
       Money Market            0.40      Real Estate Securities          0.85
       Partners LargeCap
       Blend                   0.75      Short-Term Bond                 0.40
       Partners LargeCap
       Blend I                 0.45      SmallCap Blend                  0.75
       Partners LargeCap
       Growth I                0.74      SmallCap Value                  0.75
       Partners LargeCap
       Growth II               1.00      Tax-Exempt Bond                 0.50
       Partners LargeCap
       Value                   0.78      Ultra Short Bond                0.40

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund's reliance on the order; however, only the Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Growth I, Partners MidCap Value, Partners SmallCap Growth II and Tax-Exempt Bond Funds intend to rely on the order.


PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Funds, except the Money Market Fund, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Fund reserves the right to determine a share price more than once each day.


NOTES:


.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's NAV are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11:00 a.m. Eastern Time). Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to "fair value" some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund's NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS

The Funds pay their net investment income to shareholders of record on the business day prior to the payment date: The payment schedule is as follows:

.. The Bond & Mortgage Securities, Government & High Quality Bond, Inflation
  Protection, Short-Term Bond and Tax-Exempt Bond Funds pay their net investment income on a monthly basis. The payment date is the last business day of each month.
.. The Equity Income, Preferred Securities and Real Estate Securities Funds pay their net investment income on a quarterly basis. The payment date is the last business day of March, June, September and December.
.. The other Funds (except Money Market) pay their net investment income on an annual basis. The payment date is the last business day of the year.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividend and capital gain distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be;
.. invested in shares of another Principal Investors Fund (Dividend Relay) without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
.. paid in cash.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


The Tax-Exempt Bond Fund intends to distribute income that is exempt from federal income tax but may be subject to state and local income tax. Because the Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or other income taxes, it may make distributions of income that are not exempt from federal and other income tax. Any capital gains distributed by the Fund may be taxable.


The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th of each month (or previous business day).The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.


The Ultra Short Bond Fund declares dividends of all its daily net investment income each day its shares are priced. Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses and shareholder activity may differ from estimate, consequently, differences, if any, will be included in the calculation of subsequent dividends. On the last business day of each month (or the previous business day) the Fund will pay out its accumulated declared dividends. You may ask to have your dividends paid to you in cash. If you do not request cash payments, monthly your dividend will be reinvested back into additional shares of the Fund.


NOTES:

.. Payment of income dividends and capital gains shortly after you buy shares has the effect of reducing the share price by the amount of the payment.
.. Distributions from a Fund, whether received in cash or reinvested in additional shares may be subject to federal (and state) income tax.
.. For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

HOW TO BUY FUND SHARES


Your Registered Representative will help you open an account and buy fund shares. Principal Investors Funds are "load" funds which means you pay a sales charge for the assistance of your Registered Representative. The Fund may reject or cancel any purchase order for any reason. Your Registered Representative will help you choose the Fund or Funds that are appropriate for you based upon your investment objective, risk tolerance and other factors. Your Registered Representative can also help you choose the share class that is appropriate for you. Registered representatives may receive different compensation depending upon which class of shares are purchased. As previously explained, the sales charge for Class A shares may be reduced or eliminated for certain purchases or for purchases of sufficient size, including the Fund's rights of accumulation and statement of intention programs. Your Registered Representative can explain each of these arrangements to you and help you determine whether your investment qualifies for a reduced sales charge. Class B shares are not offered by all of the Fund and are not available to Employer Sponsored Plans established on or after July 1, 2005, nor to persons who become participants of such plans on or after that date.


CHOOSING A SHARE CLASS

INITIAL INVESTMENT. . After deciding in which Fund(s) to invest, you need to decide which share class you prefer. The sales charges and expenses of Class A and Class B shares are described in "The Costs of Investing" section of this prospectus. You generally pay a sales charge at the time you purchase Class A shares, but Class A shares have lower annual operating expenses than Class B shares. You do not pay a sales charge at the time you purchase Class B shares, but if you sell Class B shares within six years from the date of purchase, you must generally pay a deferred sales charge at that time. Class B shares have higher annual operating expenses than Class A shares, but Class B shares automatically convert to Class A shares after seven years.

Your initial share class selection should reflect a number of factors, including:

.. the dollar amount you are investing (if you invest $50,000 or more, the Class
  A sales charge is reduced)
.. the amount of time you plan to hold the investment (redemptions of Class B shares held for at least six years are not subject to a contingent deferred sales charge)
.. any plans you have to make additional investments in the Fund (the Fund's rights of accumulation and statement of intention programs could result in your paying a reduced sales charge for Class A shares).

NOTE: Any initial investment in the Funds of $100,000 or more will be deemed to be a request to purchase Class A shares. If your initial investment in shares of the Fund(s) is less than $100,000, you may purchase either Class A or Class B shares.


SUBSEQUENT INVESTMENT. . If you initially invest in Class B shares, the share class you purchase with any subsequent investment will depend upon the value your Class B share accounts achieve prior to the time you make the subsequent investment (or the aggregate of Class B, Class A and Class J shares, if you own such shares). If the value of your Class B, A and J share Fund accounts reaches $100,000 before you make a subsequent investment, your subsequent investment will be applied to purchase Class A shares. If the value of your Class B, A and J Fund accounts has not reached $100,000 before you make the subsequent investment, you may purchase additional Class B shares, so long as the subsequent investment is less than $100,000.


COMPLETING THE FUND APPLICATION
Fill out the Principal Investors Fund application* completely. You must include:
.. the name(s) you want to appear on the account;
.. the code of the Fund(s) in which you want to invest;
.. your choice of Class A or Class B shares;
.. the amount of the investment;
.. your Social Security number or Taxpayer I.D. number;
.. other required information (may include corporate resolutions, trust agreements, etc.); and
.. if you are eligible for a reduced sales charge for Class A shares, either through the Fund's statement of intention, rights of accumulation or other sales charge reduction programs, you must also complete the "Sales Charge Reduction Privileges" section of the application, and provide all of the pertinent information requested.
  * An application is included with this prospectus. A different application is needed for a Principal Investors Fund IRA, Coverdell Education Savings Account, 403(b), SEP, SIMPLE, SAR-SEP or certain employee benefit plans. Call Principal Investors Funds for more information.


Each Fund requires a minimum initial investment:

..  Regular Accounts                              $1,000
..  Uniform Transfer to Minor Accounts            $  500
..  IRA Accounts                                  $  500
..  Coverdell Education Savings Account           $  500


Subsequent investment minimums are $100. However, if your investments are made using an Automatic Investment Plan, the investment minimum is $50 ($100 for Money Market Fund).


NOTE: The minimum investment applies on a Fund level, not on the total investment being made. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and approved by Princor; Principal Investors Fund asset allocation programs; Automatic Investment Plans; and Money Market Fund.

Class B shares of Money Market Fund may be purchased only by exchange from other Fund accounts in the same share class.


In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
.. on a day that the New York Stock Exchange (NYSE) is open; and .. prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.


If we receive an application for a new mutual fund account that is accompanied by a check and the application does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

NOTE: We consider your purchase of Fund shares by check to be your authorization to make an ACH debit entry to your account.

INVEST BY MAIL
.. Send a check and completed application to:
   Principal Investors Fund
   P. O. Box 10423
   Des Moines Iowa 50306-9780
.. Make your check payable to Principal Investors Fund.
.. Your purchase will be priced at the next share price calculated after Principal Investors Fund receives your paperwork, completed in a manner acceptable to us.
.. When you purchase shares by check, you authorize us to process your purchase electronically. If your check is processed electronically, your checking account may be debited on the same day we receive the check and it will not be returned with your checking account statement.

ORDER BY TELEPHONE
.. Registered representatives on behalf of shareholders of Principal Investors
  Fund Class A, B, or J shares may call us between 7:00 A.M. and 7:00 P.M. Central Time on any day that the NYSE is open.
.. We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).

NOTES:

.. Phone orders are not available for qualified accounts or the Money Market
  Fund.
.. Other restrictions may apply, please call us for details.

WIRE MONEY FROM YOUR BANK

.. Have your Registered Representative call Principal Investors Fund for an account number and wiring instructions.
.. For both initial and subsequent purchases, federal funds should be wired to:
   Wells Fargo, N.A.
   San Francisco, CA
   ABA No.: 121000248

   For credit to: Principal Investors Fund, Inc.
   Account No.: 3000499968
   For credit: Principal ________ Fund, Class A or Class B
   Shareholder Account No. __________________
   Shareholder Registration __________________
.. Give the number and instructions to your bank (which may charge a wire fee). .. No wires are accepted on days when the NYSE is closed or when the Federal
  Reserve is closed (because the bank that would receive your wire is closed).

ESTABLISH A DIRECT DEPOSIT PLAN
Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Investors Fund account(s).
.. Availability of this service must be approved by your payroll department.

.. Have your Registered Representative call Principal Investors Fund for an account number, Automated Clearing House (ACH) instructions and the form needed to establish Direct Deposit.
.. Give the Direct Deposit Authorization Form to your employer or the governmental agency (either of which may charge a fee for this service).
.. Shares will be purchased on the day the ACH notification is received by Wells
  Fargo, N.A.
.. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

.. For Money Market (Class A) only - You may set up direct deposit to an existing
  Money Market account via UMB Bank, N.A. Provide a voided check or deposit slip to the entity making the payment(s) to you and request funds be forwarded to your account.

ESTABLISH AN AUTOMATIC INVESTMENT PLAN
.. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day (not the 29th, 30th or 31st) of the month the deduction is to be made.
.. The minimum initial investment is waived if you set up an Automatic Investment
  Plan when you open your account.

.. Minimum monthly purchase is $50 per Fund (except the Money Market Fund which has a minimum of $100).
.. Send completed application, check authorization form and voided check (or voided deposit slip) to:
   Principal Investors Fund
   P. O. Box 10423
   Des Moines Iowa 50306-0423

SET UP A DIVIDEND RELAY
.. Invest your dividends and capital gains from one Principal Investors Fund in shares of another Principal Investors Fund.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. Distributions from a Fund may be directed to only one receiving Fund.
.. The Fund share class receiving the investment must be the same class as the originating Fund.
.. There is no sales charge or administrative charge for the Dividend Relay.
.. You can set up Dividend Relay:
  . on the application for a new account; or . by calling Principal Investors Fund if telephone services apply to the originating account; or
  . in writing (a signature guarantee may be required).
.. You may discontinue your Dividend Relay election with a written notice to Principal Investors Fund. The election may also be discontinued by calling Principal Investors Fund if telephone services apply to the originating account. There may be a delay of up to 10 days before the Dividend Relay plan is discontinued.
.. The amount invested in the receiving Fund must meet that Fund's minimums. If it does not, the receiving Fund reserves the right to close the account if it is not brought up to the minimum investment amount within 30 days of sending you a deficiency notice.

HOW TO REDEEM (SELL) SHARES


After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or redemption fee. There is no additional charge for a sale of shares however, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank. To avoid the inconvenience of a delay in obtaining sale proceeds, shares may be purchased with a cashier's check, money order or certified check. A sell order from one owner is binding on all joint owners.
  * a day when the NYSE is open for normal business


Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:
.. lump sum of the entire interest in the account;
.. partial interest in the account; or
.. periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age
591/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.


Generally, sales proceeds checks are:
.. payable to all owners on the account (as shown in the account registration);
  and
.. mailed to address on the account (if not changed within last month) or previously authorized bank account.

For other payment arrangements, please call Principal Investors Fund. You should also call Principal Investors Fund for special instructions that may apply to sales from accounts:
.. when an owner has died;
.. for certain employee benefit plans; or .. owned by corporations, partnerships, agents or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, the Principal Investors Fund, Inc. may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


Within 60 days after the sale of shares, you may reinvest the amount of the sale proceeds into any Principal Investors Funds' Class A shares without a sales charge if the shares that were sold were:
.. Class A shares on which a sales charge was paid;
.. Class A shares acquired by conversion of Class B shares; or .. Class B shares on which a CDSC was paid.

The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the "wash sale" rules resulting in the postponement of the recognition of the loss for tax purposes.


SELL SHARES BY MAIL
.. Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to:
   Principal Investors Fund
   P. O. Box 10423
   Des Moines Iowa 50306-0423
.. Specify the Fund and account number.
.. Specify the number of shares or the dollar amount to be sold.
.. A medallion signature guarantee* will be required if the:
  . sell order is for more than $100,000;
  . check is being sent to an address other than the account address;
  . account address has been changed within one month of the sell order; or . check is payable to a party other than the account shareholder(s) or
    Principal Life.
    * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.


SELL SHARES IN AMOUNTS OF $100,000 OR LESS BY TELEPHONE
.. The address on the account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.
.. If our phone lines are busy, you may need to send in a written sell order. .. To sell shares the same day, the order must be received before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).

.. Telephone redemption privileges are NOT available for Principal Investors Fund
  403(b) plans, inherited IRAs and certain employee benefit plans.
.. If previously authorized, checks can be sent to a shareholder's U.S. bank account.

SELL SHARES BY CHECKWRITING (CLASS A SHARES OF MONEY MARKET FUND ONLY)
.. Checkwriting must be elected on initial application or by written request to Principal Investors Funds. Such election continues in effect until the Fund receives written notice revoking or changing the election.
.. The Fund can only sell shares after your check making the Fund investment has cleared your bank.
.. Checks must be written for at least $500.
.. Checks are drawn on UMB Bank, N.A. and its rules concerning checking accounts apply.
.. If the account does not have sufficient funds to cover the check, it is marked
  "Insufficient Funds" and returned (the Fund may revoke checkwriting on accounts on which "Insufficient Funds" checks are drawn).

.. Accounts may not be closed by withdrawal check (accounts continue to earn dividends until checks clear and the exact value of the account is not known until the check is received by UMB).
.. Checkwriting is only available for non-qualified accounts.
.. Neither the Fund, UMB nor the Manager shall incur any liability for honoring the checks, selling shares to pay checks or for returning checks unpaid.
.. Checkwriting may be converted to a point-of-purchase debit from your account.
  This only applies if such service is available at the business with which you are doing business.

PERIODIC WITHDRAWAL PLANS
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
.. sell enough shares to provide a fixed amount of money ($25 minimum amount); .. pay insurance or annuity premiums or deposits to Principal Life (call us for details); and
.. provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
.. completing the applicable section of the application; or

.. sending us your written instructions; or .. calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your periodic withdrawal plan continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).


The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.



10% WITHDRAWAL PRIVILEGE . Sales may be subject to a CDSC. Up to 10% of the value of your Class A or Class B share account may be withdrawn annually free of a CDSC. If the withdrawal plan is set up when the account is opened, 10% of the value of additional purchases made within 60 days may also be withdrawn free of a CDSC. The amount of the 10% withdrawal privilege is reset as of the last business day of December of each year based on the account's value as of that day. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.


REDEMPTION FEE (OTHER THAN MONEY MARKET FUND). Each Fund, except the Money Market Fund, will impose a redemption fee when $30,000 or more of Class A or Class B shares are redeemed within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movement in and out of the Fund.


HOW TO EXCHANGE SHARES AMONG PRINCIPAL INVESTORS FUNDS


You may exchange shares by:
.. sending a written request to:

    Principal Investors Fund
    P.O. Box 10423
    Des Moines, Iowa 50306 - 0423
.. completing an Exchange Authorization Form (call us to obtain the form) .. via the Internet at www.principal.com
.. calling us, if you have telephone privileges on the account.

Your shares in the Funds (except Class A shares of the LargeCap S&P 500 Index, Money Market, Short-Term Bond and Ultra Short Bond Funds) may be exchanged without a sales charge or CDSC for the same class of any other Principal Investors Fund.


LARGECAP S&P 500 INDEX, SHORT-TERM BOND AND ULTRA SHORT BOND FUNDS
.. Shares purchased prior to November 7, 2005 may be exchanged into Class A shares of any other Principal Investors Fund without a sales charge.
.. Shares purchased on or after November 7, 2005 and exchanged into any other
  Principal Investors Fund (except Money Market) within one year of purchase are subject to a sales charge. The amount of the sales charge is (a) minus (b) multiplied by (c) where:
    (a) is the sales charge* of the Fund(s) into which you are exchanging;
    (b) is the sales charge* on the LargeCap S&P 500 Index, Short-Term Bond or Ultra Short Bond Funds; and
    (c) is the dollar amount of the exchange**.
    * see The Costs of Investing -Front-end sales charge: Class A shares for the sales charge tables for all Principal Investors Funds.
    ** In the case of exchanging some but not all of the shares in an account, the shares not subject to a sales charge (including shares purchased at NAV and shares purchased through the reinvestment of capital gains and/or dividiends) are exchanged first.

     Example: You purchased $10,000 worth shares of the Short-Term Bond Fund.
           You paid a sales charge of $150 (1.50% multiplied by $10,000). Eight months later, you exchange $2,000 out of the Short-Term Bond Fund and into the Bond & Mortgage Securities Fund. The Bond & Mortgage Securities Fund has a sales charge of 4.75%. The sales charge on the exchange is $65 (4.75% - 1.50% multiplied by $2,000 = $65).

The sales charge is not imposed on exchanges from the LargeCap S&P 500 Index, Short-Term Bond or Ultra Short Bond Funds after the one year period has expired. If you purchased your shares of the LargeCap S&P 500 Index, Short-Term Bond and/or Ultra Short Bond Funds at NAV, those shares are not subject to the sales charge if you exchange them.


EXCHANGES FROM MONEY MARKET FUND
Class A shares of Money Market Fund may be exchanged into:
.. Class A shares of other Principal Investors Funds.
  . If Money Market Fund shares were acquired by direct purchase, a sales charge will be imposed on the exchange into other Class A shares.
  . If Money Market Fund shares were acquired by (1) exchange from other Funds,
    (2) conversion of Class B shares or (3) reinvestment of dividends earned on Class A shares that were acquired through exchange, no sales charge will be imposed on the exchange into other Class A shares.
.. Class B shares of other Principal Investors Funds - subject to the CDSC.

Automatic exchange election
---------------------------
This election authorizes an exchange from one Principal Investors Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
.. completing the Automatic Exchange Election section of the application;
.. calling us if telephone privileges apply to the account from which the exchange is to be made; or
.. sending us your written instructions.

Your automatic exchange continues until:

.. you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or .. your Fund account balance is zero.

You may specify the day of the exchange (if none selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


General
-------
.. An exchange by any joint owner is binding on all joint owners.
.. If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
.. All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
.. accounts with identical ownership;
.. an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership;
.. a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account; or .. a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.


Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Investors Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.


The Fund reserves the right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.


FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.


Frequent purchases and redemptions pose a risk to the Funds because they may:
.. Disrupt the management of the Funds by;
  . forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Funds; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Funds; and .. Increase expenses of the Funds due to;

  . increased broker-dealer commissions; and
  . increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.


The Funds have adopted procedures to "fair value" foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.



Currently the Funds, except the Money Market Fund, impose a redemption fee on redemptions of $30,000 or more of Class A or Class B shares redeemed within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact and other costs associated with short-term money movement in and out of the Funds.

In addition, if the Manager, or a Fund, deem frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:
.. Increasing the redemption fee to 2%, or such higher amount as may be permitted by law;
.. Increasing the redemption fee period from 30 days to as much as 90 days;
.. Applying the redemption fee to redemptions of less than $30,000;
.. Limiting the number of permissible exchanges available to shareholders identified as "excessive traders"; and
.. Taking such other action as directed by the Fund.

.. Limit exchange requests to be in writing and submitted through the United
  States Postal Service (in which case, requests for exchanges by fax or telephone will not be accepted).

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.


GENERAL INFORMATION ABOUT A FUND ACCOUNT


PROCEDURES FOR OPENING AN ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.


ORDERS PLACED BY INTERMEDIARIES
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator or trust company, that permits the intermediary to accept orders on behalf of the Fund until 4 p.m. Eastern Time. The agreement may include authorization for your intermediary to designate other intermediaries ("sub-designees") to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 4 p.m. Eastern Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order. NOTE: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. Eastern Time.

STATEMENTS

You will receive quarterly statements for the Funds you own. The statements provide the number and value of shares you own, transactions during the period, dividends declared or paid and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares in the Principal Investors Fund, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other vital data.


Certain purchases and sales are only included on your quarterly statement. These include accounts:
.. when the only activity during the quarter:
  . is purchase of shares from reinvested dividends and/or capital gains;
  . is a result of Dividend Relay;
  . are purchases under an Automatic Investment Plan;
  . are sales under a periodic withdrawal plan;
  . are purchases or sales under an automatic exchange election; or . conversion of Class B shares into Class A shares (seven years after purchase).
.. used to fund certain individual retirement or individual pension plans; or .. established under a payroll deduction plan.

If you need information about your account(s) at other times, you may:
.. access your account on the internet at www.principal.com;
.. call our PrinCall/(R)/ line 24 hours a day at 1-800-421-2298; or .. call us at 1-800-247-4123. (Our office generally is open Monday through Friday between 7 a.m. and 7 p.m. Central Time).

ORDERS PLACED BY INTERMEDIARIES
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator or trust company, that permits the intermediary to accept orders on behalf of the Fund until 4 p.m. Eastern Time. The agreement may include authorization for your intermediary to designate other intermediaries ("sub-designees") to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 4 p.m. Eastern Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order. NOTE: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. Easter Time.

SIGNATURE GUARANTEES
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm.
A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
.. if you sell more than $100,000 (in the aggregate) from the Funds;
.. if a sales proceeds check is payable to other than the account shareholder(s),
  Principal Life or Principal Bank;
.. to make a Dividend Relay election from an account with joint owners to an account with only one owner or different joint owners;
.. to change ownership of an account;

.. to add wire privileges to an existing account;
.. to change bank account information designated under an existing telephone withdrawal plan;
.. to exchange or transfer among accounts with different ownership; and

.. to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month.

SPECIAL PLANS
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, dividend relay, periodic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

MINIMUM ACCOUNT BALANCE
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Funds exercise this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Funds reserve the right to increase the required minimum.

TELEPHONE AND INTERNET INSTRUCTIONS
The Funds reserve the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a password Personal Identification Number) for internet instructions, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the shareholder's address of record.

If you elect telephone privileges, instructions regarding your account(s) may be given to us via the telephone or internet. Your instructions:
.. may be given by calling us at 1-800-247-4123 between 7 a.m. and 7 p.m. Central
  Time on any day that the NYSE is open;
.. may be given by accessing our website at www.principal.com (for security purposes you need a user name and password to use any of the internet services, including viewing your account information on-line. If you don't have a user name or password, you may obtain one at www.principal.com). Note: only certain transactions are available on-line.
.. must be received, in their entirety, by us before the close of the NYSE
  (generally 3:00 p.m. Central Time) to be effective the day of your request;
.. are effective the next business day if not received until after the close of the NYSE; and
.. may be given to the registered representative(s) listed on your account(s) who will in turn contact us with your instructions (Princor registered representatives may only convey your specific instructions to the Funds' transfer agent; they may not be granted investment discretion).

NOTE: Instructions received from one owner is binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that written instructions be executed by more than one authorized person.

HOUSEHOLDING

To avoid sending duplicate copies of materials to households, only one copy of each prospectus, annual and semi-annual report to shareholders will be mailed to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Principal Investors Fund, Inc. through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Principal Investors Fund, Inc. at 1-800-247-4123. You may notify the Principal Investors Fund, Inc. in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after we receive your request to stop householding.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

TRANSACTIONS THROUGH FINANCIAL INSTITUTIONS/PROFESSIONALS
Financial institutions and dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial institutions or dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and SAI. Your financial institution or dealer will provide you with specific information about any processing or service fees you will be charged.

FINANCIAL STATEMENTS
Shareholders will receive an annual financial report for the Funds, audited by the Funds' independent registered public accounting firm, Ernst & Young LLP. They will also receive a semiannual financial report that is unaudited.

PORTFOLIO HOLDINGS INFORMATION


The Fund will publish portfolio holdings information for the Funds described in this Prospectus as of the end of each calendar quarter for each of the portfolios. The information will include all of each Fund's holdings, and may include information regarding the top ten holdings as well. The information will be published on the principal.com website on the first business day of the second month following the end of each calendar quarter (e.g. June 30 holdings information will be published on the first business day of August). The information will remain on the website until the information for the subsequent calendar quarter is published on the website. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund's portfolio will be published on the website.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).


The information for the Equity Income and the Tax-Exempt Bond Fund has been derived from the financial statements for their predecessor funds, Principal Equity Income Fund, Inc. and the Principal Tax-Exempt Bond Fund, Inc., respectively (the "Predecessor Funds"). The financial statements for the Predecessor Funds were audited by Ernst & Young LLP, whose report, along with the financial statements for the Predecessor Funds, is included in the most recent annual report for the Predecessor Funds. To receive a copy of the latest annual or semiannual report for the Fund or the Predecessor Funds, you may telephone 1-800-247-4123.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(F)/

BOND & MORTGAGE SECURITIES FUND
-------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating
  Loss)/(c)/..........  0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.27)

 Total From Investment
            Operations  (0.12)
Less Dividends and
 Distributions:
 Dividends from Net     (0.15)
  I----tment Income...
   Total Dividends and  (0.15)
         Distributions

Net Asset Value, End    $10.63
 of Period............

Total Return /(d)/ ...  (1.09)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $172,274
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............  0.94%/(g)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(a) //(b)// / .....  0.94%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  3.95%/(g)/
 Portfolio Turnover
  Rate................  202.1%/(e)/

                        2005/(F)/

BOND & MORTGAGE SECURITIES FUND
-------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating
  Loss)/(c)/..........  0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.26)

 Total From Investment
            Operations  (0.14)
Less Dividends and
 Distributions:
 Dividends from Net     (0.12)
  I----tment Income...
   Total Dividends and  (0.12)
         Distributions

Net Asset Value, End    $10.64
 of Period............

Total Return /(d)/ ...  (1.27)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $28,559
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............  1.60%/(g)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(a) //(b)// / .....  1.60%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  3.30%/(g)/
 Portfolio Turnover
  Rate................  202.1%/(e)/



/(a) /Reflects Manager's contractual expense limit.
/(b) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(e) /Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.
/(f) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(g) /Computed on an annualized basis.
/(h) /Total return amounts have not been annualized.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005/(E)/
                          ----
DISCIPLINED LARGECAP BLEND FUND
-------------------------------
 CLASS A SHARES/(a)/
---------------
Net Asset Value,
 Beginning of Period..   $14.08
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.25
   ----
 Total From Investment
            Operations     0.27
   ----
Net Asset Value, End
 of Period............   $14.35
                         ======
Total Return /(g)/ ...     1.92%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $88,400
 Ratio of Expenses to
  Average Net Assets..     1.11%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.40%/(d)/
 Portfolio Turnover
  Rate................     86.7%/(f)/

                          2005/(E)/
                          ----
DISCIPLINED LARGECAP BLEND FUND
-------------------------------
 CLASS B SHARES
---------------
Net Asset Value,
 Beginning of Period..   $14.08
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.25
   ----
 Total From Investment
            Operations     0.24
   ----
Net Asset Value, End
 of Period............   $14.32
                         ======
Total Return /(g)/ ...     1.70%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $14,390
 Ratio of Expenses to
  Average Net Assets..     1.78%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.27)%/(d)/
 Portfolio Turnover
  Rate................     86.7%/(f)/



/(a) /Effective March 1, 2005, LargeCap Blend Fund I changed its name to
  Disciplined LargeCap Blend Fund.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Portfolio turnover rate excludes approximately $102,898,000 of securities from the acquisition of Principal Balanced Fund, Inc.
/(g) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005/(F)/
                           ----
DIVERSIFIED INTERNATIONAL FUND
------------------------------
CLASS A SHARES/(a)/
--------------
Net Asset Value,
 Beginning of Period..    $10.35
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.07
                            ----
 Total From Investment
            Operations      1.08
   ----
Net Asset Value, End
 of Period............    $11.43
                          ======
Total Return /(d)/ ...     10.43%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $291,878
 Ratio of Expenses to
  Average Net Assets..      1.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.13%/(e)/
 Portfolio Turnover
  Rate................     202.7%/(b)/

                           2005/(F)/
                           ----
DIVERSIFIED INTERNATIONAL FUND
------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.35
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.08
                            ----
 Total From Investment
            Operations      1.06
   ----
Net Asset Value, End
 of Period............    $11.41
                          ======
Total Return /(d)/ ...     10.24%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $43,285
 Ratio of Expenses to
  Average Net Assets..      1.99%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.48)%/(e)/
 Portfolio Turnover
  Rate................     202.7%/(b)/



/(a) /Effective March 1, 2005, International Fund I changed its name to
  Diversified International Fund.
/(b) /Portfolio turnover rate excludes approximately $279,644,000 of securities from the acquisition of Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. and $19,133,000 from portfolio realignment.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(e) /Computed on an annualized basis.
/(f) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(g) /Total return amounts have not been annualized.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005      2004      2003      2002       2001
                           ----      ----      ----      ----       ----
EQUITY INCOME FUND
------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.22     $9.38     $8.57    $10.69     $18.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.37      0.35      0.36      0.31       0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.98      0.84      0.81     (2.14)     (4.05)
                           ----      ----      ----     -----      -----
 Total From Investment
            Operations     1.35      1.19      1.17     (1.83)     (3.85)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.39)    (0.35)    (0.36)    (0.29)     (0.20)
 Distributions from
  Realized Gains......       --        --        --        --      (3.66)
  ----                                                             -----
   Total Dividends and
         Distributions    (0.39)    (0.35)    (0.36)    (0.29)     (3.86)
                          -----     -----     -----     -----      -----
Net Asset Value, End
 of Period............   $11.18    $10.22     $9.38     $8.57     $10.69
                         ======    ======     =====     =====     ======
Total Return /(b)/ ...    13.32%    12.95%    13.86%   (17.30)%   (25.74)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $86,277   $69,482   $60,703   $57,881    $72,581
 Ratio of Expenses to
  Average Net Assets..     1.28%     1.27%     1.46%     1.48%      1.31%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.28%     1.27%       --        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.32%     3.56%     4.02%     3.15%      1.51%
 Portfolio Turnover
  Rate................     88.4%    134.7%     19.1%     79.4%     106.2%

                           2005      2004      2003      2002       2001
                           ----      ----      ----      ----       ----
EQUITY INCOME FUND
------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.18     $9.34     $8.53    $10.64     $18.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.26      0.26      0.28      0.21       0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.99      0.85      0.80     (2.11)     (4.07)
                           ----      ----      ----     -----      -----
 Total From Investment
            Operations     1.25      1.11      1.08     (1.90)     (3.97)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.31)    (0.27)    (0.27)    (0.21)     (0.10)
 Distributions from
  Realized Gains......       --        --        --        --      (3.66)
  ----                                                             -----
   Total Dividends and
         Distributions    (0.31)    (0.27)    (0.27)    (0.21)     (3.76)
                          -----     -----     -----     -----      -----
Net Asset Value, End
 of Period............   $11.12    $10.18     $9.34     $8.53     $10.64
                         ======    ======     =====     =====     ======
Total Return /(b)/ ...    12.29%    12.06%    12.85%   (18.02)%   (26.41)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,720   $11,415    $9,775    $9,982    $15,152
 Ratio of Expenses to
  Average Net Assets..     2.23%     2.10%     2.34%     2.37%      2.15%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.27%     2.10%       --        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.38%     2.72%     3.14%     2.19%      0.66%
 Portfolio Turnover
  Rate................     88.4%    134.7%     19.1%     79.4%     106.2%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit began on March 1, 2004 and ceased on June 30, 2005.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005/(G)/
                           ----
GOVERNMENT & HIGH QUALITY BOND FUND
-----------------------------------
CLASS A SHARES /(A)/
--------------
Net Asset Value,
 Beginning of Period..    $10.38
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(d)/ ..............      0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.25)
                           -----
 Total From Investment
            Operations     (0.13)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.14)
   Total Dividends and
         Distributions     (0.14)
                           -----
Net Asset Value, End
 of Period............    $10.11
                          ======
Total Return /(e)/ ...     (1.28)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $244,381
 Ratio of Expenses to
  Average Net Assets..      0.81%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............      0.77%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.35%/(f)/
 Portfolio Turnover
  Rate................     542.3%/(b)/

                           2005/(G)/
                           ----
GOVERNMENT & HIGH QUALITY BOND FUND
-----------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.38
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(d)/ ..............      0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.26)
                           -----
 Total From Investment
            Operations     (0.17)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.10)
   Total Dividends and
         Distributions     (0.10)
                           -----
Net Asset Value, End
 of Period............    $10.11
                          ======
Total Return /(e)/ ...     (1.62)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $47,116
 Ratio of Expenses to
  Average Net Assets..      1.74%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............      1.69%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.42%/(f)/
 Portfolio Turnover
  Rate................     542.3%/(b)/



/(a) /Effective September 30, 2005, Government Securities Fund changed its name to Government & High Quality Bond Fund.
/(b) /Portfolio turnover rate excludes approximately $343,164,000 of securities from the acquisition of Principal Government Securities Fund Income, Inc. /(c) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(d) /Calculated based on average shares outstanding during the period.
/(e) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(f) /Computed on an annualized basis.
/(g) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(h) /Total return amounts have not been annualized.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(G)/

INFLATION PROTECTION FUND
-------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.13
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.32)

 Total From Investment
            Operations  (0.11)
Less Dividends and
 Distributions:
 Dividends from Net     (0.17)
  ----stment Income...
   Total Dividends and  (0.17)
         Distributions

Net Asset Value, End    $9.85
 of Period............

Total Return /(c)/ ...  (1.09)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,500
 Ratio of Expenses to
  Average Net Assets
  /(d)/ ..............  1.10%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)// (d)// / .....  1.10%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  6.26%/(f)/
 Portfolio Turnover
  Rate................  45.5%



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(c) /Total return is calculated without front-end sales charge or contingent deferred sales charge.
/(d) /Reflects Manager's contractual expense limit.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(E)/

INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $17.32
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  2.05

 Total From Investment  2.11
  ----      Operations
Net Asset Value, End    $19.43
 of Period............

Total Return /(c)/ ...  12.18%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $55,053
 Ratio of Expenses to
  Average Net Assets..  1.98%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  0.91%/(d)/
 Portfolio Turnover
  Rate................  181.2%/(a)/

                        2005/(E)/

INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..  $17.32
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  2.05

 Total From Investment  2.02
  ----      Operations
Net Asset Value, End    $19.34
 of Period............

Total Return /(c)/ ...  11.66%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $9,520
 Ratio of Expenses to
  Average Net Assets..  3.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.48)%/(d)/
 Portfolio Turnover
  Rate................  181.2%/(a)/



/(a) /Portfolio turnover rate excludes approximately $24,418,000 of securities from the acquisition of Principal International Emerging Markets Fund, Inc. /(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Computed on an annualized basis.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(E)/

LARGECAP GROWTH FUND
--------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $6.79
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.31

 Total From Investment  0.30
    ---     Operations
Net Asset Value, End    $7.09
 of Period............

Total Return /(c)/ ...  4.42%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $270,930
 Ratio of Expenses to
  Average Net Assets..  1.01%/(f)/
 Ratio of Net
  Investment Income to  (0.24
  Average Net Assets..  )  /(f)/
 Portfolio Turnover
  Rate................  169.0%/(a)/

                        2005/(E)/

LARGECAP GROWTH FUND
--------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..  $6.79
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.30

 Total From Investment  0.28
    ---     Operations
Net Asset Value, End    $7.07
 of Period............

Total Return /(c)/ ...  4.12%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $35,551
 Ratio of Expenses to
  Average Net Assets..  1.73%/(f)/
 Ratio of Net
  Investment Income to  (0.96
  Average Net Assets..  )  /(f)/
 Portfolio Turnover
  Rate................  169.0%/(a)/



/(a) /Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Total return amounts have not been annualized.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(E)/

LARGECAP S&P 500 INDEX FUND
---------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $8.59
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.04

 Total From Investment  0.07
    ---     Operations
Net Asset Value, End    $8.66
 of Period............

Total Return /(c)/ ...  0.81%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $72,994
 Ratio of Expenses to
  Average Net Assets..  0.64%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  1.03%/(d)/
 Portfolio Turnover
  Rate................  11.5%/(a)/



/(a) /Portfolio turnover rate excludes approximately $71,356,000 of securities from the acquisition of Principal LargeCap Stock Index Fund, Inc.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Computed on an annualized basis.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(E)/

LARGECAP VALUE FUND
-------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $11.31
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.02)

 Total From Investment  0.03
   ---      Operations
Net Asset Value, End    $11.34
 of Period............

Total Return  /(c)/ ..  0.27%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $281,278
 Ratio of Expenses to
  Average Net Assets..  0.80%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  1.18%/(d)/
 Portfolio Turnover
  Rate................  181.1%/(a)/

                        2005/(E)/

LARGECAP VALUE FUND
-------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..  $11.31
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.01)

 Total From Investment  0.02
   ---      Operations
Net Asset Value, End    $11.33
 of Period............

Total Return  /(c)/ ..  0.18%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $24,515
 Ratio of Expenses to
  Average Net Assets..  1.22%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  0.77%/(d)/
 Portfolio Turnover
  Rate................  181.1%/(a)/



/(a) /Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Computed on an annualized basis.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(E)/

MIDCAP BLEND FUND
-----------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $13.28
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.49

 Total From Investment  0.50
    ---     Operations
Net Asset Value, End    $13.78
 of Period............

Total Return /(c)/ ...  3.77%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $517,870
 Ratio of Expenses to
  Average Net Assets
  /(d)/ ..............  1.02%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  0.21%/(g)/
 Portfolio Turnover
  Rate................  133.8%/(a)/

                        2005/(E)/

MIDCAP BLEND FUND
-----------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..  $13.28
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.48

 Total From Investment  0.48
    ---     Operations
Net Asset Value, End    $13.76
 of Period............

Total Return /(c)/ ...  3.61%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $71,900
 Ratio of Expenses to
  Average Net Assets
  /(d)/ ..............  1.32%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.09)%/(g)/
 Portfolio Turnover
  Rate................  133.8%/(a)/



/(a) /Portfolio turnover rate excludes approximately $574,898,000 of securities from the acquisition of Principal MidCap Fund, Inc.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Reflects Manager's contractual expense limit.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005/(E)/
                           ----
MONEY MARKET FUND
-----------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.010
   ----
 Total From Investment
            Operations     0.010
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.010)
   ----
   Total Dividends and
         Distributions    (0.010)
                          ------
Net Asset Value, End
 of Period............    $1.000
                          ======
Total Return /(c)/ ...      1.02%/(a)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $344,589
 Ratio of Expenses to
  Average Net Assets..      0.60%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.95%/(d)/

                           2005/(E)/
                           ----
MONEY MARKET FUND
-----------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.006
   ----
 Total From Investment
            Operations     0.006
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.006)
   ----
   Total Dividends and
         Distributions    (0.006)
                          ------
Net Asset Value, End
 of Period............    $1.000
                          ======
Total Return /(c)/ ...      0.59%/(a)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,099
 Ratio of Expenses to
  Average Net Assets..      1.87%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.67%/(d)/



/(a) /Total return amounts have not been annualized.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Computed on an annualized basis.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(E)/

PARTNERS LARGECAP BLEND FUND
----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.30
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.05

 Total From Investment  0.05
   ----     Operations
Net Asset Value, End    $10.35
 of Period............

Total Return /(c)/ ...  0.49%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $52,211
 Ratio of Expenses to
  Average Net Assets..  1.44%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.01)%/(d)/
 Portfolio Turnover
  Rate................  51.8%/(a)/

                        2005/(E)/

PARTNERS LARGECAP BLEND FUND
----------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.30
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.05

 Total From Investment  0.02
   ----     Operations
Net Asset Value, End    $10.32
 of Period............

Total Return /(c)/ ...  0.19%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $22,978
 Ratio of Expenses to
  Average Net Assets..  2.15%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.71)%/(d)/
 Portfolio Turnover
  Rate................  51.8%/(a)/



/(a) /Portfolio turnover rate excludes approximately $72,822,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and $136,000 from portfolio realignment.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Computed on an annualized basis.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(E)/

PARTNERS LARGECAP BLEND FUND I
------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $8.20
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.15

 Total From Investment  0.16
   ----     Operations
Net Asset Value, End    $8.36
 of Period............

Total Return /(c)/ ...  1.95%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $126,739
 Ratio of Expenses to
  Average Net Assets..  1.04%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  0.41%/(d)/
 Portfolio Turnover
  Rate................  148.8%/(a)/

                        2005/(E)/

PARTNERS LARGECAP BLEND FUND I
------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..  $8.20
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.15

 Total From Investment  0.15
   ----     Operations
Net Asset Value, End    $8.35
 of Period............

Total Return /(c)/ ...  1.83%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $21,617
 Ratio of Expenses to
  Average Net Assets..  1.47%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.02)%/(d)/
 Portfolio Turnover
  Rate................  148.8%/(a)/



/(a) /Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners Blue Chip Fund, Inc. and $268,000 from portfolio realignment.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Computed on an annualized basis.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(E)/

PARTNERS LARGECAP GROWTH FUND I
-------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $7.93
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.17

 Total From Investment  0.15
   ----     Operations
Net Asset Value, End    $8.08
 of Period............

Total Return /(c)/ ...  1.89%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $48,782
 Ratio of Expenses to
  Average Net Assets..  1.47%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.86)%/(d)/
 Portfolio Turnover
  Rate................  66.5%/(a)/

                        2005/(E)/

PARTNERS LARGECAP GROWTH FUND I
-------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..  $7.93
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.18

 Total From Investment  0.13
   ----     Operations
Net Asset Value, End    $8.06
 of Period............

Total Return /(c)/ ...  1.64%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $14,707
 Ratio of Expenses to
  Average Net Assets..  2.39%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (1.79)%/(d)/
 Portfolio Turnover
  Rate................  66.5%/(a)/



/(a) /Portfolio turnover rate excludes approximately $62,466,000 of securities from the acquisition of Principal Partners Equity Growth Fund, Inc.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Computed on an annualized basis.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(E)/

PARTNERS LARGECAP GROWTH FUND II
--------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $8.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.11

 Total From Investment  0.09
   ----     Operations
Net Asset Value, End    $8.15
 of Period............

Total Return /(c)/ ...  1.12%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $141
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............  1.70%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.80)%/(d)/
 Portfolio Turnover
  Rate................  95.2%



/(a) /Reflects Manager's contractual expense limit.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Computed on an annualized basis.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(E)/

PARTNERS LARGECAP VALUE FUND
----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $13.59
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.10)

 Total From Investment  (0.08)
     ----   Operations
Net Asset Value, End    $13.51
 of Period............

Total Return /(c)/ ...  (0.59)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $53,806
 Ratio of Expenses to
  Average Net Assets..  1.49%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  0.47%/(d)/
 Portfolio Turnover
  Rate................  28.1%/(a)/

                        2005/(E)/

PARTNERS LARGECAP VALUE FUND
----------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..  $13.59
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.10)

 Total From Investment  (0.12)
     ----   Operations
Net Asset Value, End    $13.47
 of Period............

Total Return /(c)/ ...  (0.88)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $20,509
 Ratio of Expenses to
  Average Net Assets..  2.28%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.33)%/(d)/
 Portfolio Turnover
  Rate................  28.1%/(a)/



/(a) /Portfolio turnover rate excludes approximately $72,312,000 of securities from the acquisition of Principal Partners LargeCap Value Fund, Inc. and $331,000 from portfolio realignment.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Computed on an annualized basis.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(E)/

PARTNERS MIDCAP GROWTH FUND
---------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $8.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.41

 Total From Investment  0.37
    ---     Operations
Net Asset Value, End    $8.77
 of Period............

Total Return /(c)/ ...  4.40%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $25,628
 Ratio of Expenses to
  Average Net Assets
  /(d)/ ..............  1.75%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (1.40)%/(g)/
 Portfolio Turnover
  Rate................  185.7%/(a)/

                        2005/(E)/

PARTNERS MIDCAP GROWTH FUND
---------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..  $8.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.41

 Total From Investment  0.35
    ---     Operations
Net Asset Value, End    $8.75
 of Period............

Total Return /(c)/ ...  4.17%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,436
 Ratio of Expenses to
  Average Net Assets
  /(d)/ ..............  2.50%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (2.14)%/(g)/
 Portfolio Turnover
  Rate................  185.7%/(a)/



/(a) /Portfolio turnover rate excludes approximately $34,689,000 of securities from the acquisition of Principal Partners MidCap Growth Fund, Inc. and $23,000 from portfolio realignment.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Reflects Manager's contractual expense limit.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(C)/

PARTNERS MIDCAP GROWTH FUND I
-----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $11.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.44

 Total From Investment  0.40
   ----     Operations
Net Asset Value, End    $11.87
 of Period............

Total Return /(b)/ ...  3.49%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $365
 Ratio of Expenses to
  Average Net Assets
  /(f)/ ..............  1.75%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.90)%/(e)/
 Portfolio Turnover
  Rate................  84.5%



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Reflects Manager's contractual expense limit.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(E)/

PARTNERS MIDCAP VALUE FUND
--------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $14.86
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.25

 Total From Investment  0.22
   ----     Operations
Net Asset Value, End    $15.08
 of Period............

Total Return /(c)/ ...  1.48%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,196
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............  1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.62)%/(d)/
 Portfolio Turnover
  Rate................  87.9%

                        2005/(E)/

PARTNERS MIDCAP VALUE FUND
--------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..  $14.86
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.26

 Total From Investment  0.19
   ----     Operations
Net Asset Value, End    $15.05
 of Period............

Total Return /(c)/ ...  1.28%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $427
 Ratio of Expenses to
  Average Net Assets
  /(a)/ ..............  2.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (1.29)%/(d)/
 Portfolio Turnover
  Rate................  87.9%



/(a) /Reflects Manager's contractual expense limit.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Computed on an annualized basis.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(E)/

PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $8.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.18

 Total From Investment  0.13
   ----     Operations
Net Asset Value, End    $8.85
 of Period............

Total Return /(c)/ ...  1.49%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,137
 Ratio of Expenses to
  Average Net Assets
  /(d)/ ..............  1.95%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (1.68)%/(g)/
 Portfolio Turnover
  Rate................  53.4%/(a)/

                        2005/(E)/

PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..  $8.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.19

 Total From Investment  0.11
   ----     Operations
Net Asset Value, End    $8.83
 of Period............

Total Return /(c)/ ...  1.26%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $6,720
 Ratio of Expenses to
  Average Net Assets
  /(d)/ ..............  2.70%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (2.43)%/(g)/
 Portfolio Turnover
  Rate................  53.4%/(a)/



/(a) /Portfolio turnover rate excludes approximately $21,459,000 of securities from the acquisition of Principal Partners SmallCap Growth Fund, Inc. and $84,000 from portfolio realignment.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Reflects Manager's contractual expense limit.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(E)/

PREFERRED SECURITIES FUND
-------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.94
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.19
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.26)

 Total From Investment
            Operations  (0.07)
Less Dividends and
 Distributions:
 Dividends from Net     (0.27)
  Investment Income...

   Total Dividends and  (0.27)
         Distributions

Net Asset Value, End    $10.60
 of Period............

Total Return /(b)/ ...  (0.66)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,174
 Ratio of Expenses to
  Average Net Assets
  /(c)/ ..............  1.35%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  5.07%/(d)/
 Portfolio Turnover
  Rate................  17.8%



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Reflects Manager's contractual expense limit.
/(d) /Computed on an annualized basis.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(F)/

PRINCIPAL LIFETIME 2010 FUND
----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $12.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............  0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.02

 Total From Investment  0.07
            Operations
Net Asset Value, End    $12.11
 of Period............

Total Return /(d)/ ...  0.58%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,070
 Ratio of Expenses to
  Average Net Assets
  /(a)// (b)// / .....  1.30%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  1.27%/(e)/
 Portfolio Turnover
  Rate................  10.2%



/(a) /Reflects Manager's contractual expense limit.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(e) /Computed on an annualized basis.
/(f) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(g) /Total return amounts have not been annualized.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(F)/

PRINCIPAL LIFETIME 2020 FUND
----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $12.13
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............  0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.12

 Total From Investment  0.15
   ----     Operations
Net Asset Value, End    $12.28
 of Period............

Total Return /(d)/ ...  1.24%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,655
 Ratio of Expenses to
  Average Net Assets
  /(a)// (b)// / .....  1.40%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  0.75%/(e)/
 Portfolio Turnover
  Rate................  5.5%

                        2005/(F)/

PRINCIPAL LIFETIME 2020 FUND
----------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..  $12.13
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............  --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.11

 Total From Investment  0.11
   ----     Operations
Net Asset Value, End    $12.24
 of Period............

Total Return /(d)/ ...  0.91%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $979
 Ratio of Expenses to
  Average Net Assets
  /(a)// (b)// / .....  2.15%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.04)%/(e)/
 Portfolio Turnover
  Rate................  5.5%



/(a) /Reflects Manager's contractual expense limit.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(e) /Computed on an annualized basis.
/(f) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(g) /Total return amounts have not been annualized.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(D)/

PRINCIPAL LIFETIME 2030 FUND
----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $11.88
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.18

 Total From Investment  0.19
  ----      Operations
Net Asset Value, End    $12.07
 of Period............

Total Return /(c)/ ...  1.60%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,564
 Ratio of Expenses to
  Average Net Assets
  /(a) //(g)// / .....  1.40%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  0.14%/(f)/
 Portfolio Turnover
  Rate................  4.8%

                        2005/(D)/

PRINCIPAL LIFETIME 2030 FUND
----------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..  $11.88
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.19

 Total From Investment  0.16
  ----      Operations
Net Asset Value, End    $12.04
 of Period............

Total Return /(c)/ ...  1.35%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $789
 Ratio of Expenses to
  Average Net Assets
  /(a) //(g)/.........  2.15%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.68)%/(f)/
 Portfolio Turnover
  Rate................  4.8%



/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Reflects Manager's contractual expense limit.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(D)/

PRINCIPAL LIFETIME 2040 FUND
----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $11.96
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.24

 Total From Investment  0.22
  ----      Operations
Net Asset Value, End    $12.18
 of Period............

Total Return /(c)/ ...  1.84%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,433
 Ratio of Expenses to
  Average Net Assets
  /(a) //(g)/.........  1.40%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.38)%/(f)/
 Portfolio Turnover
  Rate................  7.1%

                        2005/(D)/

PRINCIPAL LIFETIME 2040 FUND
----------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..  $11.96
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.25

 Total From Investment  0.20
  ----      Operations
Net Asset Value, End    $12.16
 of Period............

Total Return /(c)/ ...  1.67%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $621
 Ratio of Expenses to
  Average Net Assets
  /(a)// (g)// / .....  2.15%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (1.17)%/(f)/
 Portfolio Turnover
  Rate................  7.1%



/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Reflects Manager's contractual expense limit.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(D)/

PRINCIPAL LIFETIME 2050 FUND
----------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $11.48
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.30

 Total From Investment  0.26
   ----     Operations
Net Asset Value, End    $11.74
 of Period............

Total Return /(c)/ ...  2.26%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $553
 Ratio of Expenses to
  Average Net
  Assets/(a) //(g)/...  1.50%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.93)%/(f)/
 Portfolio Turnover
  Rate................  7.5%



/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Reflects Manager's contractual expense limit.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(D)/

PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $11.96
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.06)

 Total From Investment  0.02
   ----     Operations
Net Asset Value, End    $11.98
 of Period............

Total Return /(c)/ ...  0.17%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,832
 Ratio of Expenses to
  Average Net Assets
  /(a)// (g)// / .....  1.30%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  1.90%/(f)/
 Portfolio Turnover
  Rate................  43.8%



/(a) /Does not include expenses of the investment companies in which the Fund invests.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(d) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Reflects Manager's contractual expense limit.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005/(C)/
                          ----
REAL ESTATE SECURITIES FUND
---------------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $20.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.35
                           ----
 Total From Investment
            Operations     0.44
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.13)
                          -----
   Total Dividends and
         Distributions    (0.13)
                          -----
Net Asset Value, End
 of Period............   $20.43
                         ======
Total Return /(b)/ ...     2.20%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $80,894
 Ratio of Expenses to
  Average Net Assets..     1.49%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.29%/(e)/
 Portfolio Turnover
  Rate................     26.7%/(f)/

                          2005/(C)/
                          ----
REAL ESTATE SECURITIES FUND
---------------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $20.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.35
                           ----
 Total From Investment
            Operations     0.38
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)
                          -----
   Total Dividends and
         Distributions    (0.06)
                          -----
Net Asset Value, End
 of Period............   $20.44
                         ======
Total Return /(b)/ ...     1.90%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $22,712
 Ratio of Expenses to
  Average Net Assets..     2.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.39%/(e)/
 Portfolio Turnover
  Rate................     26.7%/(f)/



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005/(E)/
                           ----
SHORT-TERM BOND FUND
--------------------
CLASS A SHARES/(//A)/
--------------
Net Asset Value,
 Beginning of Period..    $10.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............      0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.10)
                           -----
 Total From Investment
            Operations      0.01
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.16)
                           -----
   Total Dividends and
         Distributions     (0.16)
                           -----
Net Asset Value, End
 of Period............     $9.97
                           =====
Total Return /(d)/ ...      0.07%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $122,471
 Ratio of Expenses to
  Average Net Assets..      0.80%/(g)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............      0.70%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.15%/(g)/
 Portfolio Turnover
  Rate................     110.8%/(h)/



/(a) /Effective September 30, 2005, High Quality Short-Term Bond Fund changed its name to Short-Term Bond Fund.
/(b) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(e) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Portfolio turnover rate excludes approximately $117,013,000 of securities from the acquisition of Principal Limited Term Bond Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005/(C)/
                          ----
SMALLCAP BLEND FUND
-------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..   $15.69
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.25
                           ----
 Total From Investment
            Operations     0.24
   ----
Net Asset Value, End
 of Period............   $15.93
                         ======
Total Return /(b)/ ...     1.53%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $97,133
 Ratio of Expenses to
  Average Net Assets..     1.37%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.27)%/(e)/
 Portfolio Turnover
  Rate................    137.4%/(f)/

                          2005/(C)/
                          ----
SMALLCAP BLEND FUND
-------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..   $15.69
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.26
                           ----
 Total From Investment
            Operations     0.20
   ----
Net Asset Value, End
 of Period............   $15.89
                         ======
Total Return /(b)/ ...     1.27%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $25,241
 Ratio of Expenses to
  Average Net Assets..     2.22%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.13)%/(e)/
 Portfolio Turnover
  Rate................    137.4%/(f)/



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Portfolio turnover rate excludes approximately $118,621,000 of securities from the acquisition of Principal SmallCap Fund, Inc. and $60,235,000 from portfolio realignment.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(C)/

SMALLCAP VALUE FUND
-------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..  $16.98
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.52

 Total From Investment  0.51
  ---       Operations
Net Asset Value, End    $17.49
 of Period............

Total Return /(b)/ ...  3.00%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,302
 Ratio of Expenses to
  Average Net Assets
  /(g)/ ..............  1.70%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.18)%/(e)/
 Portfolio Turnover
  Rate................  133.7%

                        2005/(C)/

SMALLCAP VALUE FUND
-------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..  $16.98
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.62

 Total From Investment  0.57
  ---       Operations
Net Asset Value, End    $17.55
 of Period............

Total Return /(b)/ ...  3.36%/(f)(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $439
 Ratio of Expenses to
  Average Net Assets
  /(g)/ ..............  2.45%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.82)%/(e)/
 Portfolio Turnover
  Rate................  133.7%



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Period from June 28, 2005, date shares first offered, through October 31,
  2005.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /During 2005, the Fund processed a significant (relative to the Class) "As
  Of" transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund's shareholder processing policies, this benefit inures all shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.
/(g) /Reflects Manager's contractual expense limit.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005          2004       2003       2002          2001
                            ----          ----       ----       ----          ----
TAX-EXEMPT BOND FUND
--------------------
CLASS A SHARES
--------------
Net Asset Value,
 Beginning of Period..    $12.48        $12.31     $12.29     $12.10        $11.65
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.46          0.46       0.47      0.48/(d)/      0.54
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.25)         0.18       0.05      0.18/(d)/      0.51
   ----                                   ----       ----      ----           ----
 Total From Investment
            Operations      0.21          0.64       0.52       0.66          1.05
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.44)        (0.44)     (0.45)     (0.47)        (0.55)
 Distributions from
  Realized Gains......     (0.39)        (0.03)     (0.05)        --         (0.05)
  -----                                  -----      -----                    -----
   Total Dividends and
         Distributions     (0.83)        (0.47)     (0.50)     (0.47)        (0.60)
  ----                                   -----      -----      -----         -----
Net Asset Value, End
 of Period............    $11.86        $12.48     $12.31     $12.29        $12.10
                          ======        ======     ======     ======        ======
Total Return /(b)/ ...      1.73%         5.31%      4.25%      5.64%         9.28%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $156,023      $166,930   $178,379   $183,100      $167,016
 Ratio of Expenses to
  Average Net
  Assets/(c)/ ........      0.78%         0.76%      0.81%      0.77%         0.82%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.80%         3.72%      3.71%      4.02%/(d)/    4.59%
 Portfolio Turnover
  Rate................      54.2%         70.3%      31.2%      60.0%         51.8%

                            2005          2004       2003       2002          2001
                            ----          ----       ----       ----          ----
TAX-EXEMPT BOND FUND
--------------------
CLASS B SHARES
--------------
Net Asset Value,
 Beginning of Period..    $12.55        $12.36     $12.32     $12.16        $11.71
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.42          0.41       0.38      0.38/(e)/      0.48
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.25)         0.15       0.07      0.17/(e)/      0.51
                           -----          ----       ----      ----           ----
 Total From Investment
            Operations      0.17          0.56       0.45       0.55          0.99
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.39)        (0.34)     (0.36)     (0.39)        (0.49)
 Distributions from
  Realized Gains......     (0.39)        (0.03)     (0.05)        --         (0.05)
  -----                                  -----      -----                    -----
   Total Dividends and
         Distributions     (0.78)        (0.37)     (0.41)     (0.39)        (0.54)
  ----                                   -----      -----      -----         -----
Net Asset Value, End
 of Period............    $11.94        $12.55     $12.36     $12.32        $12.16
                          ======        ======     ======     ======        ======
Total Return /(b)/ ...      1.40%         4.88%      3.68%      4.67%         8.70%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $7,849       $10,742    $13,254    $13,848       $12,122
 Ratio of Expenses to
  Average Net
  Assets/(c)/ ........      1.13%         1.15%      1.44%      1.60%         1.33%
 Ratio of Gross
  Expenses to Average
  Net Assets..........      1.13%/(c)/      --         --         --            --
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.44%         3.32%      3.07%      3.19%/(e)/    4.07%
 Portfolio Turnover
  Rate................      54.2%         70.3%      31.2%      60.0%         51.8%



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Effective July 1, 2005, the Manager has contractually agreed to limit the Fund's expenses to ensure the expenses do not exceed 0.76% and 1.15% for Class A and
        Class B respectively.
/(d) /Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. There was no effect to the Class A per share net investment income or net realized and unrealized gain (loss) on investments for the year ended October 31, 2002. The ratio of net investment income to average net assets increased by .06%. Prior periods have not been restated to reflect this change in presentation.
/(e) /Effective November 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. There was no effect to the Class B per share net investment income or net realized and unrealized gain (loss) on investments for the year ended October 31, 2002. The ratio of net investment income to average net assets increased by .06%. Prior periods have not been restated to reflect this change in presentation.

See accompanying notes.

 APPENDIX A


RELATED PERFORMANCE OF THE SUB-ADVISORS


The following tables set forth historical information about client accounts managed by a Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of each Sub-Advisor in managing similar accounts and does not represent the performance of any Fund.


On the following pages "composite performance" is shown for each Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the corresponding Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts. If the composite results had been adjusted to reflect fees and expenses of Principal Investors Fund, Inc., performance numbers shown would differ. Although Principal Investors Fund, Inc. and client accounts comprising the composite indices (Related Accounts) have substantially similar investment objectives and policies in all material respects, you should not assume that Principal Investors Fund, Inc. will have the same performance as the Related Accounts. For example, a Fund's future performance may be better or worse than the performance of its Related Accounts due to, among other things, differences in sales charge, expenses, asset sizes and cash flows between the Fund and its Related Accounts.


Portions of the information below are based on data supplied by the Sub-Advisors and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of any Fund or any Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


The following pages contain information on the historical performance of each Fund's Class A shares. Historical performance for periods prior to the date on which a Fund's Class A shares were first offered for sale is based on the performance of another share class. In the case of the Equity Income Fund and the Tax-Exempt Bond Fund, performance is based on the performance of the Class A shares of each Fund's predecessor. In the case of each other Fund, performance is based on the performance of the oldest share class of the Fund, either the Institutional Class shares or the Advisors Preferred Class shares (from the dates shown on the following tables), adjusted to reflect the expenses of the Fund's Class A shares. The adjustments result in performance that is no higher than the historical performance of the applicable Institutional Class or Advisors Preferred Class shares. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


Current performance may be lower or higher than the performance data shown. For more performance information, including most recent month-end performance, visit www.principal.com and click on rates and values.

                                                                                                AVERAGE ANNUAL TOTAL RETURNS*
                                                                                                 (THROUGH DECEMBER 31, 2005)


                                                                                                        YTD
                                                                                          ---------------------------------
DISCIPLINED LARGECAP BLEND FUND (12/30/2002)
 CLASS A                                                                                                6.54
 S&P 500 Index                                                                                          4.91
 Morningstar Large Blend Category Average                                                               5.77

EQUITY INCOME FUND (12/16/1992)
 CLASS A                                                                                                8.23
 Russell 1000 Value Index                                                                               7.05
 Morningstar Large Value Category Average                                                               5.88

LARGECAP GROWTH FUND (12/06/2000)
 CLASS A                                                                                               11.10
 Columbus Circle Investors Large Capitalization Composite/(2)/                                         11.77
 Russell 1000 Growth Index                                                                              5.26
 Morningstar Large Growth Category Average                                                              6.46

LARGECAP S&P 500 INDEX FUND (12/06/2000)
 CLASS A                                                                                                4.17
Principal Global Investors S&P 500 Index Composite
 S&P 500 Index                                                                                          4.91
 Morningstar Large Blend Category Average                                                               5.77

LARGECAP VALUE FUND (12/06/2000)
 CLASS A                                                                                                6.30
Principal Global Investors Large Cap Value Composite
 Russell 1000 Value Index                                                                               7.05
 Morningstar Large Value Category Average                                                               5.88

PARTNERS LARGECAP BLEND FUND (12/06/2000)
 CLASS A                                                                                                4.04
T. Rowe Price U.S. Structured Research Strategy/(//A//)//(B)/
 S&P 500 Index                                                                                          4.91
 Morningstar Large Blend Category Average                                                               5.77

                                                                                          ---------------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.
//
/(//a//)/ T. Rowe Price began sub-advising the Fund on 03/09/04
//
/(//b//)//
 /The performance information provided by T. Rowe Associates, Inc. ("T. Rowe") is not that of a composite, but is the total return performance of the T. Rowe Price Capital Opportunity Fund (the "T. Rowe Fund"), which is managed in a substantially similar fashion to the Partners LargeCap Blend Fund T. Rowe Price believes the T. Rowe Fund's prior performance is the most appropriate measure of its investment record in the strategy. The T. Rowe Fund's investment performance prior to May 1, 1999 reflects the T. Rowe Fund's prior investment program. It does not represent the historical performance of the Principal Partners LargeCap Blend Fund and should not be interpreted as indicative of its future performance.
///(1)/
 During 2003, the Fund processed a significant (relative to the net assets of the Advisors Preferred Class) "As Of" transaction that resulted in a gain to the remaining shareholders of the Class. Had this gain not been recognized, the total return shown would have been lower.
/ //(//2//)/
 CCI began sub-advising the Fund on 01/05/05. The performance of the accounts represented in this composite does not reflect CCI's use of "estimated tracking error" in controlling investment risk, a tool CCI will use with the Fund under certain circumstances.
 Tracking error is a statistical estimate of the difference over the next twelve months between the Fund's return and the return of the Fund's benchmark or index. When employed, this risk control tool could increase or decrease, depending on market conditions, the return the Fund might otherwise achieve.




                                                                                                       1 YR
                                                                                          ---------------------------------
DISCIPLINED LARGECAP BLEND FUND (12/30/2002)
 CLASS A                                                                                                6.54
 S&P 500 Index                                                                                          4.91
 Morningstar Large Blend Category Average                                                               5.77

EQUITY INCOME FUND (12/16/1992)
 CLASS A                                                                                                8.23
 Russell 1000 Value Index                                                                               7.05
 Morningstar Large Value Category Average                                                               5.88

LARGECAP GROWTH FUND (12/06/2000)
 CLASS A                                                                                               11.10
 Columbus Circle Investors Large Capitalization Composite/(2)/                                         11.77
 Russell 1000 Growth Index                                                                              5.26
 Morningstar Large Growth Category Average                                                              6.46

LARGECAP S&P 500 INDEX FUND (12/06/2000)
 CLASS A                                                                                                4.17
Principal Global Investors S&P 500 Index Composite
 S&P 500 Index                                                                                          4.91
 Morningstar Large Blend Category Average                                                               5.77

LARGECAP VALUE FUND (12/06/2000)
 CLASS A                                                                                                6.30
Principal Global Investors Large Cap Value Composite
 Russell 1000 Value Index                                                                               7.05
 Morningstar Large Value Category Average                                                               5.88

PARTNERS LARGECAP BLEND FUND (12/06/2000)
 CLASS A                                                                                                4.04
T. Rowe Price U.S. Structured Research Strategy/(//A//)//(B)/
 S&P 500 Index                                                                                          4.91
 Morningstar Large Blend Category Average                                                               5.77

                                                                                          ---------------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.
//
/(//a//)/ T. Rowe Price began sub-advising the Fund on 03/09/04
//
/(//b//)//
 /The performance information provided by T. Rowe Associates, Inc. ("T. Rowe") is not that of a composite, but is the total return performance of the T. Rowe Price Capital Opportunity Fund (the "T. Rowe Fund"), which is managed in a substantially similar fashion to the Partners LargeCap Blend Fund T. Rowe Price believes the T. Rowe Fund's prior performance is the most appropriate measure of its investment record in the strategy. The T. Rowe Fund's investment performance prior to May 1, 1999 reflects the T. Rowe Fund's prior investment program. It does not represent the historical performance of the Principal Partners LargeCap Blend Fund and should not be interpreted as indicative of its future performance.
///(1)/
 During 2003, the Fund processed a significant (relative to the net assets of the Advisors Preferred Class) "As Of" transaction that resulted in a gain to the remaining shareholders of the Class. Had this gain not been recognized, the total return shown would have been lower.
/ //(//2//)/
 CCI began sub-advising the Fund on 01/05/05. The performance of the accounts represented in this composite does not reflect CCI's use of "estimated tracking error" in controlling investment risk, a tool CCI will use with the Fund under certain circumstances.
 Tracking error is a statistical estimate of the difference over the next twelve months between the Fund's return and the return of the Fund's benchmark or index. When employed, this risk control tool could increase or decrease, depending on market conditions, the return the Fund might otherwise achieve.




                                                                                                       3 YR
                                                                                          ------------------------------------
DISCIPLINED LARGECAP BLEND FUND (12/30/2002)
 CLASS A                                                                                               15.08
 S&P 500 Index                                                                                         14.38
 Morningstar Large Blend Category Average                                                              14.00

EQUITY INCOME FUND (12/16/1992)
 CLASS A                                                                                               13.01
 Russell 1000 Value Index                                                                              17.49
 Morningstar Large Value Category Average                                                              15.58

LARGECAP GROWTH FUND (12/06/2000)
 CLASS A                                                                                               15.83///(1//)/
 Columbus Circle Investors Large Capitalization Composite/(2)/                                         16.96
 Russell 1000 Growth Index                                                                             13.23
 Morningstar Large Growth Category Average                                                             13.88

LARGECAP S&P 500 INDEX FUND (12/06/2000)
 CLASS A                                                                                               13.40
Principal Global Investors S&P 500 Index Composite
 S&P 500 Index                                                                                         14.38
 Morningstar Large Blend Category Average                                                              14.00

LARGECAP VALUE FUND (12/06/2000)
 CLASS A                                                                                               14.12
Principal Global Investors Large Cap Value Composite
 Russell 1000 Value Index                                                                              17.49
 Morningstar Large Value Category Average                                                              15.58

PARTNERS LARGECAP BLEND FUND (12/06/2000)
 CLASS A                                                                                               11.98
T. Rowe Price U.S. Structured Research Strategy/(//A//)//(B)/                                          16.05
 S&P 500 Index                                                                                         14.38
 Morningstar Large Blend Category Average                                                              14.00

                                                                                          ------------------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.
//
/(//a//)/ T. Rowe Price began sub-advising the Fund on 03/09/04
//
/(//b//)//
 /The performance information provided by T. Rowe Associates, Inc. ("T. Rowe") is not that of a composite, but is the total return performance of the T. Rowe Price Capital Opportunity Fund (the "T. Rowe Fund"), which is managed in a substantially similar fashion to the Partners LargeCap Blend Fund T. Rowe Price believes the T. Rowe Fund's prior performance is the most appropriate measure of its investment record in the strategy. The T. Rowe Fund's investment performance prior to May 1, 1999 reflects the T. Rowe Fund's prior investment program. It does not represent the historical performance of the Principal Partners LargeCap Blend Fund and should not be interpreted as indicative of its future performance.
///(1)/
 During 2003, the Fund processed a significant (relative to the net assets of the Advisors Preferred Class) "As Of" transaction that resulted in a gain to the remaining shareholders of the Class. Had this gain not been recognized, the total return shown would have been lower.
/ //(//2//)/
 CCI began sub-advising the Fund on 01/05/05. The performance of the accounts represented in this composite does not reflect CCI's use of "estimated tracking error" in controlling investment risk, a tool CCI will use with the Fund under certain circumstances.
 Tracking error is a statistical estimate of the difference over the next twelve months between the Fund's return and the return of the Fund's benchmark or index. When employed, this risk control tool could increase or decrease, depending on market conditions, the return the Fund might otherwise achieve.




                                                                                                       5 YR
                                                                                          ---------------------------------
DISCIPLINED LARGECAP BLEND FUND (12/30/2002)
 CLASS A                                                                                                 N/A
 S&P 500 Index                                                                                          0.54
 Morningstar Large Blend Category Average                                                               0.50

EQUITY INCOME FUND (12/16/1992)
 CLASS A                                                                                               -1.99
 Russell 1000 Value Index                                                                               5.28
 Morningstar Large Value Category Average                                                               3.96

LARGECAP GROWTH FUND (12/06/2000)
 CLASS A                                                                                               -3.57
 Columbus Circle Investors Large Capitalization Composite/(2)/                                         -2.55
 Russell 1000 Growth Index                                                                             -3.58
 Morningstar Large Growth Category Average                                                             -3.36

LARGECAP S&P 500 INDEX FUND (12/06/2000)
 CLASS A                                                                                               -0.29
Principal Global Investors S&P 500 Index Composite
 S&P 500 Index                                                                                          0.54
 Morningstar Large Blend Category Average                                                               0.50

LARGECAP VALUE FUND (12/06/2000)
 CLASS A                                                                                                3.52
Principal Global Investors Large Cap Value Composite
 Russell 1000 Value Index                                                                               5.28
 Morningstar Large Value Category Average                                                               3.96

PARTNERS LARGECAP BLEND FUND (12/06/2000)
 CLASS A                                                                                                1.49
T. Rowe Price U.S. Structured Research Strategy/(//A//)//(B)/                                           2.13
 S&P 500 Index                                                                                          0.54
 Morningstar Large Blend Category Average                                                               0.50

                                                                                          ---------------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.
//
/(//a//)/ T. Rowe Price began sub-advising the Fund on 03/09/04
//
/(//b//)//
 /The performance information provided by T. Rowe Associates, Inc. ("T. Rowe") is not that of a composite, but is the total return performance of the T. Rowe Price Capital Opportunity Fund (the "T. Rowe Fund"), which is managed in a substantially similar fashion to the Partners LargeCap Blend Fund T. Rowe Price believes the T. Rowe Fund's prior performance is the most appropriate measure of its investment record in the strategy. The T. Rowe Fund's investment performance prior to May 1, 1999 reflects the T. Rowe Fund's prior investment program. It does not represent the historical performance of the Principal Partners LargeCap Blend Fund and should not be interpreted as indicative of its future performance.
///(1)/
 During 2003, the Fund processed a significant (relative to the net assets of the Advisors Preferred Class) "As Of" transaction that resulted in a gain to the remaining shareholders of the Class. Had this gain not been recognized, the total return shown would have been lower.
/ //(//2//)/
 CCI began sub-advising the Fund on 01/05/05. The performance of the accounts represented in this composite does not reflect CCI's use of "estimated tracking error" in controlling investment risk, a tool CCI will use with the Fund under certain circumstances.
 Tracking error is a statistical estimate of the difference over the next twelve months between the Fund's return and the return of the Fund's benchmark or index. When employed, this risk control tool could increase or decrease, depending on market conditions, the return the Fund might otherwise achieve.



                                                                                                          LIFE
                                                                                            10 YR        OF FUND
                                                                                          ---------------------------
DISCIPLINED LARGECAP BLEND FUND (12/30/2002)
 CLASS A                                                                                      N/A       15.07
 S&P 500 Index                                                                               9.07       14.39
 Morningstar Large Blend Category Average                                                    8.12       14.15

EQUITY INCOME FUND (12/16/1992)
 CLASS A                                                                                     6.14        6.89
 Russell 1000 Value Index                                                                   10.94       12.31
 Morningstar Large Value Category Average                                                    8.85       10.38

LARGECAP GROWTH FUND (12/06/2000)
 CLASS A                                                                                      N/A       -4.83///(1//)/
 Columbus Circle Investors Large Capitalization Composite/(2)/                               9.80
 Russell 1000 Growth Index                                                                   6.73       -3.58
 Morningstar Large Growth Category Average                                                   6.95       -3.07

LARGECAP S&P 500 INDEX FUND (12/06/2000)
 CLASS A                                                                                      N/A       -0.74
Principal Global Investors S&P 500 Index Composite                                           8.68
 S&P 500 Index                                                                               9.07        0.54
 Morningstar Large Blend Category Average                                                    8.12        0.67

LARGECAP VALUE FUND (12/06/2000)
 CLASS A                                                                                      N/A        4.11
Principal Global Investors Large Cap Value Composite                                         9.31
 Russell 1000 Value Index                                                                   10.94        5.28
 Morningstar Large Value Category Average                                                    8.85        4.05

PARTNERS LARGECAP BLEND FUND (12/06/2000)
 CLASS A                                                                                      N/A        1.84
T. Rowe Price U.S. Structured Research Strategy/(//A//)//(B)/                                 N/A
 S&P 500 Index                                                                               9.07        0.54
 Morningstar Large Blend Category Average                                                    8.12        0.67

                                                                                          ---------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.
//
/(//a//)/ T. Rowe Price began sub-advising the Fund on 03/09/04
//
/(//b//)//
 /The performance information provided by T. Rowe Associates, Inc. ("T. Rowe") is not that of a composite, but is the total return performance of the T. Rowe Price Capital Opportunity Fund (the "T. Rowe Fund"), which is managed in a substantially similar fashion to the Partners LargeCap Blend Fund T. Rowe Price believes the T. Rowe Fund's prior performance is the most appropriate measure of its investment record in the strategy. The T. Rowe Fund's investment performance prior to May 1, 1999 reflects the T. Rowe Fund's prior investment program. It does not represent the historical performance of the Principal Partners LargeCap Blend Fund and should not be interpreted as indicative of its future performance.
///(1)/
 During 2003, the Fund processed a significant (relative to the net assets of the Advisors Preferred Class) "As Of" transaction that resulted in a gain to the remaining shareholders of the Class. Had this gain not been recognized, the total return shown would have been lower.
/ //(//2//)/
 CCI began sub-advising the Fund on 01/05/05. The performance of the accounts represented in this composite does not reflect CCI's use of "estimated tracking error" in controlling investment risk, a tool CCI will use with the Fund under certain circumstances.
 Tracking error is a statistical estimate of the difference over the next twelve months between the Fund's return and the return of the Fund's benchmark or index. When employed, this risk control tool could increase or decrease, depending on market conditions, the return the Fund might otherwise achieve.
                                                                                                    ANNUAL TOTAL RETURNS*
                                                                                                   (YEAR ENDED DECEMBER 31)


                                                                                             2005        2004        2003
                                                                                          ---------------------------------------
DISCIPLINED LARGECAP BLEND FUND (12/30/2002)
 CLASS A                                                                                     6.54       12.16       27.54
 S&P 500 Index                                                                               4.91       10.87       28.67
 Morningstar Large Blend Category Average                                                    5.77        9.96       26.72

EQUITY INCOME FUND (12/16/1992)
 CLASS A                                                                                     8.23       17.35       13.62
 Russell 1000 Value Index                                                                    7.05       16.49       30.03
 Morningstar Large Value Category Average                                                    5.88       12.91       28.40

LARGECAP GROWTH FUND (12/06/2000)
 CLASS A                                                                                    11.10        8.72       28.66///(1//)/
 Columbus Circle Investors Large Capitalization Composite/(2)/
 Russell 1000 Growth Index                                                                   5.26        6.30       29.76
 Morningstar Large Growth Category Average                                                   6.46        7.64       28.55

LARGECAP S&P 500 INDEX FUND (12/06/2000)
 CLASS A                                                                                     4.17        9.89       27.38
Principal Global Investors S&P 500 Index Composite
 S&P 500 Index                                                                               4.91       10.87       28.67
 Morningstar Large Blend Category Average                                                    5.77        9.96       26.72

LARGECAP VALUE FUND (12/06/2000)
 CLASS A                                                                                     6.30       12.06       24.77
Principal Global Investors Large Cap Value Composite
 Russell 1000 Value Index                                                                    7.05       16.49       30.03
 Morningstar Large Value Category Average                                                    5.88       12.91       28.40

PARTNERS LARGECAP BLEND FUND (12/06/2000)
 CLASS A                                                                                     4.04        9.64       23.09
T. Rowe Price U.S. Structured Research Strategy/(//A//)//(B)/
 S&P 500 Index                                                                               4.91       10.87       28.67
 Morningstar Large Blend Category Average                                                    5.77        9.96       26.72

                                                                                          ---------------------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.
//
/(//a//)/ T. Rowe Price began sub-advising the Fund on 03/09/04
//
/(//b//)//
 /The performance information provided by T. Rowe Associates, Inc. ("T. Rowe") is not that of a composite, but is the total return performance of the T. Rowe Price Capital Opportunity Fund (the "T. Rowe Fund"), which is managed in a substantially similar fashion to the Partners LargeCap Blend Fund T. Rowe Price believes the T. Rowe Fund's prior performance is the most appropriate measure of its investment record in the strategy. The T. Rowe Fund's investment performance prior to May 1, 1999 reflects the T. Rowe Fund's prior investment program. It does not represent the historical performance of the Principal Partners LargeCap Blend Fund and should not be interpreted as indicative of its future performance.
///(1)/
 During 2003, the Fund processed a significant (relative to the net assets of the Advisors Preferred Class) "As Of" transaction that resulted in a gain to the remaining shareholders of the Class. Had this gain not been recognized, the total return shown would have been lower.
/ //(//2//)/
 CCI began sub-advising the Fund on 01/05/05. The performance of the accounts represented in this composite does not reflect CCI's use of "estimated tracking error" in controlling investment risk, a tool CCI will use with the Fund under certain circumstances.
 Tracking error is a statistical estimate of the difference over the next twelve months between the Fund's return and the return of the Fund's benchmark or index. When employed, this risk control tool could increase or decrease, depending on market conditions, the return the Fund might otherwise achieve.




                                                                                             2002         2001         2000
                                                                                          ---------------------------------------
DISCIPLINED LARGECAP BLEND FUND (12/30/2002)
 CLASS A
 S&P 500 Index                                                                              -11.88        -9.11        21.04
 Morningstar Large Blend Category Average                                                   -13.68        -6.97        19.72

EQUITY INCOME FUND (12/16/1992)
 CLASS A                                                                                    -12.73       -28.20        18.23
 Russell 1000 Value Index                                                                   -15.52        -5.59         7.02
 Morningstar Large Value Category Average                                                   -18.92        -5.37         5.47

LARGECAP GROWTH FUND (12/06/2000)
 CLASS A                                                                                    -28.80       -24.65
 Columbus Circle Investors Large Capitalization Composite/(2)/
 Russell 1000 Growth Index                                                                  -27.88       -20.42       -22.42
 Morningstar Large Growth Category Average                                                  -27.73       -23.63       -14.09

LARGECAP S&P 500 INDEX FUND (12/06/2000)
 CLASS A                                                                                    -22.70       -12.56
Principal Global Investors S&P 500 Index Composite
 S&P 500 Index                                                                              -22.11       -11.88        -9.11
 Morningstar Large Blend Category Average                                                   -22.02       -13.68        -6.97

LARGECAP VALUE FUND (12/06/2000)
 CLASS A                                                                                    -13.32        -7.73
Principal Global Investors Large Cap Value Composite
 Russell 1000 Value Index                                                                   -15.52        -5.59         7.02
 Morningstar Large Value Category Average                                                   -18.92        -5.37         5.47

PARTNERS LARGECAP BLEND FUND (12/06/2000)
 CLASS A                                                                                    -16.85        -7.77
T. Rowe Price U.S. Structured Research Strategy/(//A//)//(B)/
 S&P 500 Index                                                                              -22.11       -11.88        -9.11
 Morningstar Large Blend Category Average                                                   -22.02       -13.68        -6.97

                                                                                          ---------------------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.
//
/(//a//)/ T. Rowe Price began sub-advising the Fund on 03/09/04
//
/(//b//)//
 /The performance information provided by T. Rowe Associates, Inc. ("T. Rowe") is not that of a composite, but is the total return performance of the T. Rowe Price Capital Opportunity Fund (the "T. Rowe Fund"), which is managed in a substantially similar fashion to the Partners LargeCap Blend Fund T. Rowe Price believes the T. Rowe Fund's prior performance is the most appropriate measure of its investment record in the strategy. The T. Rowe Fund's investment performance prior to May 1, 1999 reflects the T. Rowe Fund's prior investment program. It does not represent the historical performance of the Principal Partners LargeCap Blend Fund and should not be interpreted as indicative of its future performance.
///(1)/
 During 2003, the Fund processed a significant (relative to the net assets of the Advisors Preferred Class) "As Of" transaction that resulted in a gain to the remaining shareholders of the Class. Had this gain not been recognized, the total return shown would have been lower.
/ //(//2//)/
 CCI began sub-advising the Fund on 01/05/05. The performance of the accounts represented in this composite does not reflect CCI's use of "estimated tracking error" in controlling investment risk, a tool CCI will use with the Fund under certain circumstances.
 Tracking error is a statistical estimate of the difference over the next twelve months between the Fund's return and the return of the Fund's benchmark or index. When employed, this risk control tool could increase or decrease, depending on market conditions, the return the Fund might otherwise achieve.




                                                                                          1999   1998   1997    1996
                                                                                          ----------------------------
DISCIPLINED LARGECAP BLEND FUND (12/30/2002)
 CLASS A
 S&P 500 Index                                                                            28.58  33.36  22.96   37.58
 Morningstar Large Blend Category Average                                                 21.95  27.43  20.37   31.99

EQUITY INCOME FUND (12/16/1992)
 CLASS A                                                                                   2.25  22.50  29.58    4.56
 Russell 1000 Value Index                                                                  7.35  15.63  35.18   21.64
 Morningstar Large Value Category Average                                                  6.63  13.10  27.01   20.79

LARGECAP GROWTH FUND (12/06/2000)
 CLASS A
 Columbus Circle Investors Large Capitalization Composite/(2)/
 Russell 1000 Growth Index                                                                33.16  38.71  30.49   23.12
 Morningstar Large Growth Category Average                                                39.72  33.56  25.00   18.95

LARGECAP S&P 500 INDEX FUND (12/06/2000)
 CLASS A
Principal Global Investors S&P 500 Index Composite
 S&P 500 Index                                                                            21.04  28.58  33.36   22.96
 Morningstar Large Blend Category Average                                                 19.72  21.95  27.43   20.37

LARGECAP VALUE FUND (12/06/2000)
 CLASS A
Principal Global Investors Large Cap Value Composite
 Russell 1000 Value Index                                                                  7.35  15.63  35.18   21.64
 Morningstar Large Value Category Average                                                  6.63  13.10  27.01   20.79

PARTNERS LARGECAP BLEND FUND (12/06/2000)
 CLASS A
T. Rowe Price U.S. Structured Research Strategy/(//A//)//(B)/
 S&P 500 Index                                                                            21.04  28.58  33.36   22.96
 Morningstar Large Blend Category Average                                                 19.72  21.95  27.43   20.37

                                                                                          ----------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charge      s     ch      we     flected,
 results would be lower.
//
/(//a//)/ T. Rowe Price began sub-advising the Fund on 03/09/04
//
/(//b//)//
 /The performance information provided by T. Rowe Associates, Inc. ("T. Rowe") is not that of a composite, but is the total return performance of the T. Rowe Price Capital Opportunity Fund (the "T. Rowe Fund"), which is managed in a substantially similar fashion to the Partners LargeCap Blend Fund T. Rowe Price believes the T. Rowe Fund's prior performance is the most appropriate measure of its investment record in the strategy. The T. Rowe Fund's investment performance prior to May 1, 1999 reflects the T. Rowe Fund's prior investment program. It does not represent the historical performance of the Principal Partners LargeCap Blend Fund and should not be interpreted as indicative of its future performance.
///(1)/
 During 2003, the Fund processed a significant (relative to the net assets of the Advisors Preferred Class) "As Of" transaction that resulted in a gain to the remaining shareholders of the Class. Had this gain not been recognized, the total return shown would have been lower.
/ //(//2//)/
 CCI began sub-advising the Fund on 01/05/05. The performance of the accounts represented in this composite does not reflect CCI's use of "estimated tracking error" in controlling investment risk, a tool CCI will use with the Fund under certain circumstances.
 Tracking error is a statistical estimate of the difference over the next twelve months between the Fund's return and the return of the Fund's benchmark or index. When employed, this risk control tool could increase or decrease, depending on market conditions, the return the Fund might otherwise achieve.

PERFORMANCE RESULTS - LARGECAP US EQUITY FUNDS

                                                                                      AVERAGE ANNUAL TOTAL RETURNS*
                                                                                       (THROUGH DECEMBER 31, 2005)


                                                                        YTD       1 YR        3 YR        5 YR       10 YR
                                                                     ----------------------------------------------------------
PARTNERS LARGECAP BLEND FUND I (12/06/2000)
 CLASS A                                                               5.58       5.58       13.96       -1.77         N/A
Goldman Sachs Large Cap Blend Composite/(1)/                                                              1.90        9.92
Wellington LargeCap Blend Composite/(2)/                                                                 -1.61        8.55
 S&P 500 Index                                                         4.91       4.91       14.38        0.54        9.07
 Morningstar Large Blend Category Average                              5.77       5.77       14.00        0.50        8.12

PARTNERS LARGECAP GROWTH FUND I (12/06/2000)
 CLASS A                                                               6.82       6.82       12.53       -2.79         N/A
T. Rowe Price Institutional Large Cap Growth Strategy
Composite/(//a)(//b//)/                                                                      18.34         N/A         N/A
 Russell 1000 Growth Index                                             5.26       5.26       13.23       -3.58        6.73
 Morningstar Large Growth Category Average                             6.46       6.46       13.88       -3.36        6.95

PARTNERS LARGECAP GROWTH FUND II (12/06/2000)
 CLASS A                                                               3.93       3.93       12.20       -3.27         N/A
American Century Large Cap Growth Equity Composite                                                                    7.26
 Russell 1000 Growth Index                                             5.26       5.26       13.23       -3.58        6.73
 Morningstar Large Growth Category Average                             6.46       6.46       13.88       -3.36        6.95

PARTNERS LARGECAP VALUE FUND (12/06/2000)
 CLASS A                                                               4.61       4.61       14.26        6.07         N/A
 Russell 1000 Value Index                                              7.05       7.05       17.49        5.28       10.94
 Morningstar Large Value Category Average                              5.88       5.88       15.58        3.96        8.85

                                                                     ----------------------------------------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.
/ //(//a//)/ T. Rowe Price began sub-advising the Fund on 8/24/04
//
/(//b//)/
 The performance information provided by T. Rowe Price Associates, Inc. ("T. Rowe Price") is not that of a composite, but is the total return performance of the T. Rowe Price Institutional Large Cap Growth Fund ("T. Rowe Fund"), which is managed in a substantially similar fashion to the Partners LargeCap Growth Fund I T. Rowe Price believes the T. Rowe Fund's prior performance is the most appropriate measure of its investment record in the strategy. It does not represent the historical performance of the
 Principal Partners Equity Growth Fund and should not be interpreted as indicative of its future performance.
//
/(//1//)/ Goldman began sub-advising the Fund on 12/16/02
//
/(//2//)/ Wellington began sub-advising the Fund on 12/16/02
                                                                                                           ANNUAL TOTAL RETURNS*
                                                                                                          (YEAR ENDED DECEMBER 31)

                                                                         LIFE
                                                                       OF FUND                 2005        2004        2003
                                                                     --------------          -----------------------------------
PARTNERS LARGECAP BLEND FUND I (12/06/2000)
 CLASS A                                                                -2.12                  5.58       10.17       27.24
Goldman Sachs Large Cap Blend Composite/(1)/
Wellington LargeCap Blend Composite/(2)/
 S&P 500 Index                                                           0.54                  4.91       10.87       28.67
 Morningstar Large Blend Category Average                                0.67                  5.77        9.96       26.72

PARTNERS LARGECAP GROWTH FUND I (12/06/2000)
 CLASS A                                                                -3.90                  6.82        8.40       23.05
T. Rowe Price Institutional Large Cap Growth Strategy
Composite/(//a)(//b//)/
 Russell 1000 Growth Index                                              -3.58                  5.26        6.30       29.76
 Morningstar Large Growth Category Average                              -3.07                  6.46        7.64       28.55

PARTNERS LARGECAP GROWTH FUND II (12/06/2000)
 CLASS A                                                                -4.36                  3.93        8.55       25.20
American Century Large Cap Growth Equity Composite
 Russell 1000 Growth Index                                              -3.58                  5.26        6.30       29.76
 Morningstar Large Growth Category Average                              -3.07                  6.46        7.64       28.55

PARTNERS LARGECAP VALUE FUND (12/06/2000)
 CLASS A                                                                 6.97                  4.61       12.58       26.65
 Russell 1000 Value Index                                                5.28                  7.05       16.49       30.03
 Morningstar Large Value Category Average                                4.05                  5.88       12.91       28.40

                                                                     --------------          -----------------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.
/ //(//a//)/ T. Rowe Price began sub-advising the Fund on 8/24/04
//
/(//b//)/
 The performance information provided by T. Rowe Price Associates, Inc. ("T. Rowe Price") is not that of a composite, but is the total return performance of the T. Rowe Price Institutional Large Cap Growth Fund ("T. Rowe Fund"), which is managed in a substantially similar fashion to the Partners LargeCap Growth Fund I T. Rowe Price believes the T. Rowe Fund's prior performance is the most appropriate measure of its investment record in the strategy. It does not represent the historical performance of the
 Principal Partners Equity Growth Fund and should not be interpreted as indicative of its future performance.
//
/(//1//)/ Goldman began sub-advising the Fund on 12/16/02
//
/(//2//)/ Wellington began sub-advising the Fund on 12/16/02




                                                                        2002         2001         2000      1999   1998   1997
                                                                     ------------------------------------------------------------
PARTNERS LARGECAP BLEND FUND I (12/06/2000)
 CLASS A                                                               -25.34       -17.24
Goldman Sachs Large Cap Blend Composite/(1)/
Wellington LargeCap Blend Composite/(2)/
 S&P 500 Index                                                         -22.11       -11.88        -9.11     21.04  28.58  33.36
 Morningstar Large Blend Category Average                              -22.02       -13.68        -6.97     19.72  21.95  27.43

PARTNERS LARGECAP GROWTH FUND I (12/06/2000)
 CLASS A                                                               -28.33       -14.99
T. Rowe Price Institutional Large Cap Growth Strategy
Composite/(//a)(//b//)/
 Russell 1000 Growth Index                                             -27.88       -20.42       -22.42     33.16  38.71  30.49
 Morningstar Large Growth Category Average                             -27.73       -23.63       -14.09     39.72  33.58  25.00

PARTNERS LARGECAP GROWTH FUND II (12/06/2000)
 CLASS A                                                               -26.48       -18.46
American Century Large Cap Growth Equity Composite
 Russell 1000 Growth Index                                             -27.88       -20.42       -22.42     33.16  38.71  30.49
 Morningstar Large Growth Category Average                             -27.73       -23.63       -14.09     39.72  33.56  25.00

PARTNERS LARGECAP VALUE FUND (12/06/2000)
 CLASS A                                                               -14.15         4.84
 Russell 1000 Value Index                                              -15.52        -5.59         7.02      7.35  15.63  35.18
 Morningstar Large Value Category Average                              -18.92        -5.37         5.47      6.63  13.10  27.01

                                                                     ------------------------------------------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected results would be lower.
/ //(//a//)/ T. Rowe Price began sub-advising the Fund on 8/24/04
//
/(//b//)/
 The performance information provided by T. Rowe Price Associates, Inc. ("T. Rowe Price") is not that of a composite, but is the total return performance of the T. Rowe Price Institutional Large Cap Growth Fund ("T. Rowe Fund"), which is managed in a substantially similar fashion to the Partners LargeCap Growth Fund I T. Rowe Price believes the T. Rowe Fund's prior performance is the most appropriate measure of its investment record in the strategy. It does not represent the historical performance of the
 Principal Partners Equity Growth Fund and should not be interpreted as indicative of its future performance.
//
/(//1//)/ Goldman began sub-advising the Fund on 12/16/02
//
/(//2//)/ Wellington began sub-advising the Fund on 12/16/02




                                                                      1996
                                                                     -------
PARTNERS LARGECAP BLEND FUND I (12/06/2000)
 CLASS A
Goldman Sachs Large Cap Blend Composite/(1)/
Wellington LargeCap Blend Composite/(2)/
 S&P 500 Index                                                        22.96
 Morningstar Large Blend Category Average                             20.37

PARTNERS LARGECAP GROWTH FUND I (12/06/2000)
 CLASS A
T. Rowe Price Institutional Large Cap Growth Strategy
Composite/(//a)(//b//)/
 Russell 1000 Growth Index                                            23.12
 Morningstar Large Growth Category Average                            18.95

PARTNERS LARGECAP GROWTH FUND II (12/06/2000)
 CLASS A
American Century Large Cap Growth Equity Composite
 Russell 1000 Growth Index                                            23.12
 Morningstar Large Growth Category Average                            18.95

PARTNERS LARGECAP VALUE FUND (12/06/2000)
 CLASS A
 Russell 1000 Value Index                                             21.64
 Morningstar Large Value Category Average                             20.79

                                                                     -------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.
/ //(//a//)/ T. Rowe Price began sub-advising the Fund on 8/24/04
//
/(//b//)/
 The performance information provided by T. Rowe Price Associates, Inc. ("T. Rowe Price") is not that of a composite, but is the total return performance of the T. Rowe Price Institutional Large Cap Growth Fund ("T. Rowe Fund"), which is managed in a substantially similar fashion to the Partners LargeCap Growth Fund I T. Rowe Price believes the T. Rowe Fund's prior performance is the most appropriate measure of its investment record in the strategy. It does not represent the historical performance of the
 Principal Partners Equity Growth Fund and should not be interpreted as indicative of its future performance.
//
/(//1//)/ Goldman began sub-advising the Fund on 12/16/02
//
/(//2//)/ Wellington began sub-advising the Fund on 12/16/02

PERFORMANCE RESULTS - LARGECAP US EQUITY FUNDS

                                                                                              AVERAGE ANNUAL TOTAL RETURNS*
                                                                                               (THROUGH DECEMBER 31, 2005)


                                                                                                    YTD
                                                                                      ---------------------------------
MIDCAP BLEND FUND (12/06/2000)
 CLASS A                                                                                            8.75
Principal Global Investors Mid Cap Blend Composite
 Russell Midcap Index                                                                              12.65
 Morningstar Mid-Cap Blend Category Average                                                         9.21

PARTNERS MIDCAP GROWTH FUND (12/06/2000)
 CLASS A                                                                                           11.23
 Russell Midcap Growth Index                                                                       12.10
 Morningstar Mid-Cap Growth Category Average                                                        9.70

PARTNERS MIDCAP GROWTH FUND I (12/29/2003)
 CLASS A                                                                                           12.84
Mellon Mid Cap Growth Composite
 Russell Midcap Growth Index                                                                       12.10
 Morningstar Mid-Cap Growth Category Average                                                        9.70

PARTNERS MIDCAP VALUE FUND (12/06/2000)
 CLASS A                                                                                           10.01
Neuberger Berman MidCap Value Composite
 Russell Midcap Value Index                                                                        12.65
 Morningstar Mid-Cap Value Category Average                                                         8.41

PARTNERS SMALLCAP GROWTH FUND II (12/06/2000)
 CLASS A                                                                                            6.16
UBS U.S. Small Capitalization Growth Equity Composite/(1)/
Emerald Diversified Small Cap Growth Composite/(2)/
 Russell 2000 Growth Index                                                                          4.15
 Morningstar Small Growth Category Average                                                          5.74

REAL ESTATE SECURITIES FUND (12/06/2000)
 CLASS A                                                                                           14.85
 MSCI US REIT Index                                                                                12.52
 Morningstar Specialty - Real Estate Category Average                                              11.59
                                                                                      ---------------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.
/(//1//)/ UBS began sub-advising the Fund on 04/22/02
/(//2//)/ Emerald Advisers Inc. began as co-sub-advisor of the Fund on 09/01/04




                                                                                                   1 YR                3 YR
                                                                                      ----------------------------------------
MIDCAP BLEND FUND (12/06/2000)
 CLASS A                                                                                            8.75               18.70
Principal Global Investors Mid Cap Blend Composite
 Russell Midcap Index                                                                              12.65               23.79
 Morningstar Mid-Cap Blend Category Average                                                         9.21               20.10

PARTNERS MIDCAP GROWTH FUND (12/06/2000)
 CLASS A                                                                                           11.23               22.34
 Russell Midcap Growth Index                                                                       12.10               22.70
 Morningstar Mid-Cap Growth Category Average                                                        9.70               19.13

PARTNERS MIDCAP GROWTH FUND I (12/29/2003)
 CLASS A                                                                                           12.84                 N/A
Mellon Mid Cap Growth Composite                                                                                        21.60
 Russell Midcap Growth Index                                                                       12.10               22.70
 Morningstar Mid-Cap Growth Category Average                                                        9.70               19.13

PARTNERS MIDCAP VALUE FUND (12/06/2000)
 CLASS A                                                                                           10.01               21.78
Neuberger Berman MidCap Value Composite
 Russell Midcap Value Index                                                                        12.65               24.38
 Morningstar Mid-Cap Value Category Average                                                         8.41               20.46

PARTNERS SMALLCAP GROWTH FUND II (12/06/2000)
 CLASS A                                                                                            6.16               18.86
UBS U.S. Small Capitalization Growth Equity Composite/(1)/
Emerald Diversified Small Cap Growth Composite/(2)/
 Russell 2000 Growth Index                                                                          4.15               20.93
 Morningstar Small Growth Category Average                                                          5.74               19.76

REAL ESTATE SECURITIES FUND (12/06/2000)
 CLASS A                                                                                           14.85               28.05
 MSCI US REIT Index                                                                                12.52               26.48
 Morningstar Specialty - Real Estate Category Average                                              11.59               36.47
                                                                                      ----------------------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.
/(//1//)/ UBS began sub-advising the Fund on 04/22/02
/(//2//)/ Emerald Advisers Inc. began as co-sub-advisor of the Fund on 09/01/04
                                                                                                                           ANNUAL
                                                                                                                            TOTAL
                                                                                                                          RETURNS*
                                                                                                     LIFE                (YEAR ENDED
                                                                                      5 YR   10 YR  OF FUND       2005   2004EMBER
                                                                                                                             31)




                                                                                      -----------------------     --------------
MIDCAP BLEND FUND (12/06/2000)
 CLASS A                                                                               7.95    N/A    8.74         8.75  17.21
Principal Global Investors Mid Cap Blend Composite                                           11.60            -
 Russell Midcap Index                                                                  8.45  12.49    8.45        12.65  20.22
 Morningstar Mid-Cap Blend Category Average                                            8.14  11.74    8.29         9.21  16.00

PARTNERS MIDCAP GROWTH FUND (12/06/2000)
 CLASS A                                                                              -2.03    N/A   -2.89        11.23  11.43
 Russell Midcap Growth Index                                                           1.38   9.27    1.38        12.10  15.48
 Morningstar Mid-Cap Growth Category Average                                           0.01   8.48    0.27         9.70  12.93

PARTNERS MIDCAP GROWTH FUND I (12/29/2003)
 CLASS A                                                                                N/A    N/A   12.01        12.84  11.16
Mellon Mid Cap Growth Composite                                                        2.04    N/A
 Russell Midcap Growth Index                                                           1.38   9.27   13.78        12.10  15.48
 Morningstar Mid-Cap Growth Category Average                                           0.01   8.48   11.49         9.70  12.93

PARTNERS MIDCAP VALUE FUND (12/06/2000)
 CLASS A                                                                               9.50    N/A   10.71        10.01  21.66
Neuberger Berman MidCap Value Composite                                                      13.43
 Russell Midcap Value Index                                                           12.21  13.65   12.21        12.65  23.71
 Morningstar Mid-Cap Value Category Average                                            9.36  11.39   10.05         8.41  17.90

PARTNERS SMALLCAP GROWTH FUND II (12/06/2000)
 CLASS A                                                                              -0.25    N/A   -2.78         6.16  10.03
UBS U.S. Small Capitalization Growth Equity Composite/(1)/                             4.74  11.46
Emerald Diversified Small Cap Growth Composite/(2)/                                    2.30   8.61
 Russell 2000 Growth Index                                                             2.28   4.69    2.28         4.15  14.31
 Morningstar Small Growth Category Average                                             2.17   8.16    2.39         5.74  12.09

REAL ESTATE SECURITIES FUND (12/06/2000)
 CLASS A                                                                              19.47    N/A   19.98        14.85  33.14
 MSCI US REIT Index                                                                   18.80  14.39   18.79        12.52  31.49
 Morningstar Specialty - Real Estate Category Average                                 18.58  14.95   18.44        11.59  31.88
                                                                                      ------------------------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.
/(//1//)/ UBS began sub-advising the Fund on 04/22/02
/(//2//)/ Emerald Advisers Inc. began as co-sub-advisor of the Fund on 09/01/04




                                                                                      2003    2002    2001    2000
                                                                                      -------------------------------
MIDCAP BLEND FUND (12/06/2000)
 CLASS A                                                                              31.21   -8.91   -3.76
Principal Global Investors Mid Cap Blend Composite
 Russell Midcap Index                                                                 40.08  -16.19   -5.63    8.25
 Morningstar Mid-Cap Blend Category Average                                           36.42  -17.08   -4.96    3.37

PARTNERS MIDCAP GROWTH FUND (12/06/2000)
 CLASS A                                                                              47.71  -31.56  -27.98
 Russell Midcap Growth Index                                                          42.72  -27.40  -20.16  -11.74
 Morningstar Mid-Cap Growth Category Average                                          36.09  -27.53  -21.28   -6.90

PARTNERS MIDCAP GROWTH FUND I (12/29/2003)
 CLASS A
Mellon Mid Cap Growth Composite
 Russell Midcap Growth Index                                                          42.72  -27.40  -20.16  -11.74
 Morningstar Mid-Cap Growth Category Average                                          36.09  -27.53  -21.28   -6.90

PARTNERS MIDCAP VALUE FUND (12/06/2000)
 CLASS A                                                                              34.96  -10.59   -2.51
Neuberger Berman MidCap Value Composite
 Russell Midcap Value Index                                                           38.06   -9.65    2.34   19.18
 Morningstar Mid-Cap Value Category Average                                           34.38  -12.91    6.40   16.82

PARTNERS SMALLCAP GROWTH FUND II (12/06/2000)
 CLASS A                                                                              43.74  -25.35  -21.21
UBS U.S. Small Capitalization Growth Equity Composite/(1)/
Emerald Diversified Small Cap Growth Composite/(2)/
 Russell 2000 Growth Index                                                            48.53  -30.25   -9.23  -22.43
 Morningstar Small Growth Category Average                                            45.00  -28.42   -9.02   -5.71

REAL ESTATE SECURITIES FUND (12/06/2000)
 CLASS A                                                                              37.30    7.81    7.52
 MSCI US REIT Index                                                                   36.74    3.64   12.83   26.81
 Morningstar Specialty - Real Estate Category Average                                 36.89    4.10    8.93   25.83
                                                                                      -------------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.
/(//1//)/ UBS began sub-advising the Fund on 04/22/02
/(//2//)/ Emerald Advisers Inc. began as co-sub-advisor of the Fund on 09/01/04




                                                                                      1999    1998   1997    1996
                                                                                      -----------------------------
MIDCAP BLEND FUND (12/06/2000)
 CLASS A
Principal Global Investors Mid Cap Blend Composite
 Russell Midcap Index                                                                 18.23   10.10  29.01   19.00
 Morningstar Mid-Cap Blend Category Average                                           18.70    6.77  26.45   20.44

PARTNERS MIDCAP GROWTH FUND (12/06/2000)
 CLASS A
 Russell Midcap Growth Index                                                          51.29   17.86  22.54   17.48
 Morningstar Mid-Cap Growth Category Average                                          63.90   17.51  17.05   16.99

PARTNERS MIDCAP GROWTH FUND I (12/29/2003)
 CLASS A
Mellon Mid Cap Growth Composite
 Russell Midcap Growth Index                                                          51.29   17.86  22.54   17.48
 Morningstar Mid-Cap Growth Category Average                                          63.90   17.51  17.05   16.99

PARTNERS MIDCAP VALUE FUND (12/06/2000)
 CLASS A
Neuberger Berman MidCap Value Composite
 Russell Midcap Value Index                                                           -0.11    5.09  34.37   20.26
 Morningstar Mid-Cap Value Category Average                                            7.78    3.92  26.04   20.50

PARTNERS SMALLCAP GROWTH FUND II (12/06/2000)
 CLASS A
UBS U.S. Small Capitalization Growth Equity Composite/(1)/
Emerald Diversified Small Cap Growth Composite/(2)/
 Russell 2000 Growth Index                                                            43.09    1.23  12.95   11.26
 Morningstar Small Growth Category Average                                            61.45    4.49  18.19   19.99

REAL ESTATE SECURITIES FUND (12/06/2000)
 CLASS A
 MSCI US REIT Index                                                                   -4.55  -16.90  18.58   35.89
 Morningstar Specialty - Real Estate Category Average                                 -3.35  -15.79  23.05   31.68
                                                                                      -----------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales chareges; if sales charges were reflected, results would be lower.
/(//1//)/ UBS began sub-advising the Fund on 04/22/02
/(//2//)/ Emerald Advisers Inc. began as co-sub-advisor of the Fund on 09/01/04

PERFORMANCE RESULTS - SMALL/MIDCAP US EQUITY FUNDS

                                AVERAGE ANNUAL TOTAL RETURNS*                                     ANNUAL TOTAL RETURNS*
                                 (THROUGH DECEMBER 31, 2005)                                    (YEAR ENDED DECEMBER 31)

                                                                LIFE
                         YTD   1 YR    3 YR    5 YR   10 YR   OF FUND         2005    2004    2003    2002     2001    2000
                        ------------------------------------------------      ------------------------------------------------
SMALLCAP BLEND FUND
(12/06/2000)
 CLASS A                9.09   9.09   21.42    9.51     N/A    10.62          9.09   15.69   41.83   -17.67    6.85
 Russell 2000 Index     4.55   4.55   22.13    8.22    9.26     8.22          4.55   18.33   47.25   -20.48    2.49   -3.02
 Morningstar Small
 Blend Category
 Average                6.62   6.62   21.72    9.89   11.15    10.22          6.62   18.86   42.77   -16.17    8.41   12.84

SMALLCAP VALUE FUND
(12/06/2000)
 CLASS A                8.23   8.23   22.31   14.01     N/A    15.24          8.23   18.85   42.22    -3.51    9.10
Principal Global
Investors Small Cap
Value Composite                                       12.71
 Russell 2000 Value
 Index                  4.71   4.71   23.18   13.55   13.08    13.55          4.71   22.25   46.02   -11.42   14.02   22.83
 Morningstar Small
 Value Category         6.13   6.13   22.30   13.50   12.79    13.66          6.13   20.58   42.71   -10.25   17.31   16.98
 Average
                        ------------------------------------------------      ------------------------------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.




                        1999   1998   1997    1996
                        ----------------------------
SMALLCAP BLEND FUND
(12/06/2000)
 CLASS A
 Russell 2000 Index     21.26  -2.55  22.36   16.50
 Morningstar Small      18.18  -3.64  26.12   19.66
 Blend Category
 Average

SMALLCAP VALUE FUND
(12/06/2000)
 CLASS A
Principal Global
Investors Small Cap
Value Composite
 Russell 2000 Value     -1.49  -6.45  31.78   21.37
 Index
 Morningstar Small       4.49  -6.99  30.04   25.53
 Value Category
 Average                ----------------------------
*
 The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.

PERFORMANCE RESULTS - SMALL/MIDCAP US EQUITY FUNDS


PERFORMANCE RESULTS - INTERNATIONAL EQUITY FUNDS

                              AVERAGE ANNUAL TOTAL RETURNS*                                    ANNUAL TOTAL RETURNS*
                               (THROUGH DECEMBER 31, 2005)                                    (YEAR ENDED DECEMBER 31)

                                                            LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR  OF FUND       2005   2004   2003    2002    2001    2000
                        --------------------------------------------     ---------------------------------------------
DIVERSIFIED
INTERNATIONAL FUND
(12/06/2000)
 CLASS A                23.16  23.16  25.21   4.20    N/A    4.89        23.16  19.53  33.34  -16.84  -24.76
Principal Global
Investors
International Large
Cap Composite                                        9.00
 Citigroup BMI Global
 ex-US Index            19.59  19.59  28.09   8.09   7.79    8.10        19.59  22.23  42.15  -13.81  -20.08  -12.04
 Morningstar Foreign
 Large Blend Category
 Average                14.55  14.55  21.30   2.93   6.47    3.10        14.55  17.59  33.32  -16.91  -21.83  -16.02

INTERNATIONAL EMERGING
MARKETS FUND
(12/06/2000)
 CLASS A                34.98  34.98  38.02  18.43    N/A   17.90        34.98  24.95  55.89   -7.56   -4.15
Principal Global
Investors
International Emerging
Markets Equity
Composite                                           12.61
 MSCI Emerging Markets
 Free Index - NDTR      34.00  34.00  37.84  19.08    N/A   19.09        34.00  25.56  55.82   -6.18   -2.61
 Morningstar
 Diversified Emerging
 Markets Category       31.64  31.64  36.05  18.59   7.88   18.29        31.64  23.75  55.30   -5.90   -3.73  -31.11
 Average
                        --------------------------------------------     ---------------------------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.




                        1999    1998   1997    1996
                        -----------------------------
DIVERSIFIED
INTERNATIONAL FUND
(12/06/2000)
 CLASS A
Principal Global
Investors
International Large
Cap Composite
 Citigroup BMI Global   28.75   17.27   2.62    8.70
 ex-US Index
 Morningstar Foreign    40.08   13.55   5.99   12.31
 Large Blend Category
 Average

INTERNATIONAL EMERGING
MARKETS FUND
(12/06/2000)
 CLASS A
Principal Global
Investors
International Emerging
Markets Equity
Composite
 MSCI Emerging Markets
 Free Index - NDTR
 Morningstar            71.86  -27.03  -3.68   13.35
 Diversified Emerging
 Markets Category
 Average                -----------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.

PERFORMANCE RESULTS - FIXED INCOME FUNDS

                               AVERAGE ANNUAL TOTAL RETURNS*                                     ANNUAL TOTAL RETURNS*
                                (THROUGH DECEMBER 31, 2005)                                    (YEAR ENDED DECEMBER 31)

                                                              LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR   OF FUND         2005   2004    2003    2002   2001    2000
                        ----------------------------------------------      ---------------------------------------------
BOND & MORTGAGE
SECURITIES FUND
(12/06/2000)
 CLASS A                2.17   2.17   3.27   5.04     N/A     5.23          2.17   4.08    3.56    8.58   6.94
Principal Global
Investors Multi Sector
Fixed Income Composite                               6.47
 Lehman Brothers
 Aggregate Bond Index   2.43   2.43   3.62   5.87    6.17     5.87          2.43   4.34    4.11   10.26   8.42   11.63
 Morningstar
 Intermediate-Term
 Bond Category Average  1.79   1.79   3.64   5.32    5.38     5.32          1.79   3.81    4.92    7.88   7.36    9.45

GOVERNMENT & HIGH
QUALITY BOND FUND
(12/06/2000)
PREVIOUSLY GOVERNMENT
SECURITIES FUND
 CLASS A                1.60   1.60   1.93   4.03     N/A     4.17          1.60   3.08    1.12    7.98   6.55
Principal Global
Investors Mortgage
Backed Securities
Composite                                            5.66
 Lehman Brothers
 Government/Mortgage
 Index                  2.63   2.63   3.14   5.40    6.01     5.40          2.63   4.08    2.73   10.06   7.71   12.29
 Morningstar
 Intermediate
 Government Category
 Average                1.90   1.90   2.45   4.62    5.12     4.74          1.90   3.39    2.15    9.07   6.84   10.76

INFLATION PROTECTION
FUND (12/29/2004)
 CLASS A                2.35   2.35    N/A    N/A     N/A     2.64          2.35
 Lehman Brothers US
 Treasury TIPS Index    2.84   2.84   6.53   8.74     N/A     2.84          2.84   8.46    8.39   16.56   7.89   13.18
 Morningstar Long-Term
 Government Category
 Average                3.29   3.29   4.95   6.50    5.95     3.26          3.29   7.16    4.73   16.70   3.69   20.06

PREFERRED SECURITIES
FUND (05/01/2002)
 CLASS A                1.05   1.05   4.88    N/A     N/A     5.24          1.05   3.74   10.06
Spectrum Preferred
Securities Composite                         8.51    8.10
 Merrill Lynch
 Preferred Stock
 Hybrid Index           0.46   0.46   5.10   6.17     N/A     0.38          0.46   5.51    9.51    6.63   8.99   17.75
 Morningstar
 Intermediate-Term
 Bond Category Average  1.79   1.79   3.64   5.32    5.38     4.76          1.79   3.81    4.92    7.88   7.36    9.45

TAX-EXEMPT BOND FUND
(03/20/1986)
 CLASS A                2.64   2.64   3.57   5.09    4.87     6.51          2.64   3.56    4.51    9.20   5.68    7.96
 Lehman Brothers
 Municipal Bond Index   3.51   3.51   4.43   5.58    5.71     7.06          3.51   4.48    5.32    9.60   5.13   11.68
 Morningstar Muni
 National Long          3.10   3.10   3.94   4.81    4.79     6.31          3.10   3.78    4.88    7.96   4.03   10.17
 Category Average
                        ----------------------------------------------      ---------------------------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.




                        1999   1998   1997    1996
                        ----------------------------
BOND & MORTGAGE
SECURITIES FUND
(12/06/2000)
 CLASS A
Principal Global
Investors Multi Sector
Fixed Income Composite
 Lehman Brothers        -0.82   8.69   9.65    3.63
 Aggregate Bond Index
 Morningstar            -1.22   7.42   8.76    3.30
 Intermediate-Term
 Bond Category Average

GOVERNMENT & HIGH
QUALITY BOND FUND
(12/06/2000)
PREVIOUSLY GOVERNMENT
SECURITIES FUND
 CLASS A
Principal Global
Investors Mortgage
Backed Securities
Composite
 Lehman Brothers        -0.54   8.72   9.54    3.68
 Government/Mortgage
 Index
 Morningstar            -1.44   7.45   8.45    2.80
 Intermediate
 Government Category
 Average

INFLATION PROTECTION
FUND (12/29/2004)
 CLASS A
 Lehman Brothers US      2.63   3.95
 Treasury TIPS Index
 Morningstar Long-Term  -8.08  10.62  12.34   -1.61
 Government Category
 Average

PREFERRED SECURITIES
FUND (05/01/2002)
 CLASS A
Spectrum Preferred
Securities Composite
 Merrill Lynch          -4.68   7.37
 Preferred Stock
 Hybrid Index
 Morningstar            -1.22   7.42   8.76    3.30
 Intermediate-Term
 Bond Category Average

TAX-EXEMPT BOND FUND
(03/20/1986)
 CLASS A                -3.17   5.08   9.19    4.60
 Lehman Brothers        -2.06   6.48   9.20    4.43
 Municipal Bond Index
 Morningstar Muni       -4.86   5.31   9.27    3.31
 National Long
 Category Average       ----------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.

PERFORMANCE RESULTS - SHORT-TERM FIXED INCOME FUNDS

                               AVERAGE ANNUAL TOTAL RETURNS*                                     ANNUAL TOTAL RETURNS*
                                (THROUGH DECEMBER 31, 2005)                                    (YEAR ENDED DECEMBER 31)

                                                              LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR   OF FUND         2005   2004   2003   2002   2001   2000
                        ----------------------------------------------      ------------------------------------------
MONEY MARKET FUND
(12/06/2000)
 CLASS A                2.56   2.56   1.07   1.51     N/A     1.57          2.56   0.44   0.23   0.91   3.45
Principal Global
Investors Money Market
Composite                                            3.74
 Lehman Brothers U.S.
 Treasury Bellwethers
 3 Month Index          3.08   3.08   1.83   2.34    3.89     2.34          3.08   1.30   1.15   1.78   4.45   6.20

SHORT-TERM BOND FUND
(12/06/2000)
PREVIOUSLY HIGH
QUALITY SHORT-TERM
BOND FUND
 CLASS A                1.74   1.74   1.65   3.77     N/A     3.94          1.74   1.03   2.19   7.37   6.71
 Lehman Brothers
 Mutual Fund 1-5
 Gov't/Credit Index     1.44   1.44   2.21   4.71    5.38     4.72          1.44   1.85   3.35   8.12   9.03   8.91
 Morningstar
 Short-Term Bond        1.43   1.43   1.96   3.82    4.63     3.77          1.43   1.60   2.39   5.24   7.32   8.14
 Category Average
                        ----------------------------------------------      ------------------------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.




                        1999  1998  1997   1996
                        ------------------------
MONEY MARKET FUND
(12/06/2000)
 CLASS A
Principal Global
Investors Money Market
Composite
 Lehman Brothers U.S.   4.91  5.33  5.53   5.38
 Treasury Bellwethers
 3 Month Index

SHORT-TERM BOND FUND
(12/06/2000)
PREVIOUSLY HIGH
QUALITY SHORT-TERM
BOND FUND
 CLASS A
 Lehman Brothers        2.09  7.63  7.13   4.67
 Mutual Fund 1-5
 Gov't/Credit Index
 Morningstar            2.12  6.28  6.51   4.35
 Short-Term Bond
 Category Average       ------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.

                                AVERAGE ANNUAL TOTAL RETURNS*                                    ANNUAL TOTAL RETURNS*
                                 (THROUGH DECEMBER 31, 2005)                                    (YEAR ENDED DECEMBER 31)

                                                               LIFE
                         YTD   1 YR    3 YR   5 YR   10 YR   OF FUND         2005    2004    2003    2002     2001     2000
                        -----------------------------------------------      -------------------------------------------------
PRINCIPAL LIFETIME
2010 FUND (03/01/2001)
 CLASS A                4.33   4.33   10.60    N/A     N/A     5.20          4.33   10.45   17.40    -5.57
 S&P 500 Index          4.91   4.91   14.38   0.54    9.07     1.84          4.91   10.87   28.67   -22.11   -11.88   -9.11
 Lehman Brothers
 Aggregate Bond Index   2.43   2.43    3.62   5.87    6.17     5.54          2.43    4.34    4.11    10.26     8.42   11.63
 Morningstar
 Conservative
 Allocation Category
 Average                3.05   3.05    6.90   3.65    6.26     3.48          3.05    5.71   12.79    -3.15    -0.81    4.40

PRINCIPAL LIFETIME
2020 FUND (03/01/2001)
 CLASS A                6.35   6.35   12.29    N/A     N/A     5.49          6.35   10.90   20.04    -8.18
 S&P 500 Index          4.91   4.91   14.38   0.54    9.07     1.84          4.91   10.87   28.67   -22.11   -11.88   -9.11
 Lehman Brothers
 Aggregate Bond Index   2.43   2.43    3.62   5.87    6.17     5.54          2.43    4.34    4.11    10.26     8.42   11.63
 Morningstar Moderate
 Allocation Category
 Average                5.29   5.29   11.20   2.93    7.35     3.70          5.29    8.62   20.06   -11.48    -4.63    1.66

PRINCIPAL LIFETIME
2030 FUND (03/01/2001)
 CLASS A                7.02   7.02   13.23    N/A     N/A     5.10          7.02   11.41   21.75   -11.20
 S&P 500 Index          4.91   4.91   14.38   0.54    9.07     1.84          4.91   10.87   28.67   -22.11   -11.88   -9.11
 Lehman Brothers
 Aggregate Bond Index   2.43   2.43    3.62   5.87    6.17     5.54          2.43    4.34    4.11    10.26     8.42   11.63
 Morningstar Moderate
 Allocation Category
 Average                5.29   5.29   11.20   2.93    7.35     3.70          5.29    8.62   20.06   -11.48    -4.63    1.66

PRINCIPAL LIFETIME
2040 FUND (03/01/2001)
 CLASS A                7.38   7.38   13.77    N/A     N/A     5.19          7.38   11.57   22.91   -13.72
 S&P 500 Index          4.91   4.91   14.38   0.54    9.07     1.84          4.91   10.87   28.67   -22.11   -11.88   -9.11
 Lehman Brothers
 Aggregate Bond Index   2.43   2.43    3.62   5.87    6.17     5.54          2.43    4.34    4.11    10.26     8.42   11.63
 Morningstar Moderate
 Allocation Category
 Average                5.29   5.29   11.20   2.93    7.35     3.70          5.29    8.62   20.06   -11.48    -4.63    1.66

PRINCIPAL LIFETIME
2050 FUND (03/01/2001)
 CLASS A                7.76   7.76   14.52    N/A     N/A     4.18          7.76   11.74   24.72   -16.88
 S&P 500 Index          4.91   4.91   14.38   0.54    9.07     1.84          4.91   10.87   28.67   -22.11   -11.88   -9.11
 Lehman Brothers
 Aggregate Bond Index   2.43   2.43    3.62   5.87    6.17     5.54          2.43    4.34    4.11    10.26     8.42   11.63
 Morningstar Large
 Blend Category
 Average                5.77   5.77   14.00   0.50    8.12     1.82          5.77    9.96   26.72   -22.02   -13.68   -6.97

PRINCIPAL LIFETIME
STRATEGIC INCOME FUND
(03/01/2001)
 CLASS A                2.84   2.84    8.75    N/A     N/A     4.89          2.84    9.76   13.95    -2.84
 S&P 500 Index          4.91   4.91   14.38   0.54    9.07     1.84          4.91   10.87   28.67   -11.88   -11.88   -9.11
 Lehman Brothers
 Aggregate Bond Index   2.43   2.43    3.62   5.87    6.17     5.54          2.43    4.34    4.11     8.42     8.42   11.63
 Morningstar
 Conservative
 Allocation Category    3.05   3.05    6.90   3.65    6.26     3.48          3.05    5.71   12.79    -3.15    -0.81    4.40
 Average
                        -----------------------------------------------      -------------------------------------------------
*The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.




                        1999   1998   1997    1996
                        ----------------------------
PRINCIPAL LIFETIME
2010 FUND (03/01/2001)
 CLASS A
 S&P 500 Index          21.04  28.58  33.36   22.96
 Lehman Brothers        -0.82   8.69   9.65    3.63
 Aggregate Bond Index
 Morningstar             7.15  11.63  14.86   10.65
 Conservative
 Allocation Category
 Average

PRINCIPAL LIFETIME
2020 FUND (03/01/2001)
 CLASS A
 S&P 500 Index          21.04  28.58  33.36   22.96
 Lehman Brothers        -0.82   8.69   9.65    3.63
 Aggregate Bond Index
 Morningstar Moderate   10.34  13.20  19.35   14.15
 Allocation Category
 Average

PRINCIPAL LIFETIME
2030 FUND (03/01/2001)
 CLASS A
 S&P 500 Index          21.04  28.58  33.36   22.96
 Lehman Brothers        -0.82   8.69   9.65    3.63
 Aggregate Bond Index
 Morningstar Moderate   10.34  13.20  19.35   14.15
 Allocation Category
 Average

PRINCIPAL LIFETIME
2040 FUND (03/01/2001)
 CLASS A
 S&P 500 Index          21.04  28.58  33.36   22.96
 Lehman Brothers        -0.82   8.69   9.65    3.63
 Aggregate Bond Index
 Morningstar Moderate   10.34  13.20  19.35   14.15
 Allocation Category
 Average

PRINCIPAL LIFETIME
2050 FUND (03/01/2001)
 CLASS A
 S&P 500 Index          21.04  28.58  33.36   22.96
 Lehman Brothers        -0.82   8.69   9.65    3.63
 Aggregate Bond Index
 Morningstar Large      19.72  21.95  27.43   20.37
 Blend Category
 Average

PRINCIPAL LIFETIME
STRATEGIC INCOME FUND
(03/01/2001)
 CLASS A
 S&P 500 Index          21.04  28.58  33.36   22.96
 Lehman Brothers        -0.82   8.69   9.65    3.63
 Aggregate Bond Index
 Morningstar             7.15  11.63  14.86   10.65
 Conservative
 Allocation Category
 Average                ----------------------------
*
 The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.

PERFORMANCE RESULTS - ASSET ALLOCATION FUNDS

IMPORTANT NOTES TO THE APPENDIX


CITIGROUP BROAD MARKET (BMI) GLOBAL EX-US INDEX is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US$100 million and above.


LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.


LEHMAN BROTHERS GOVERNMENT/MORTGAGE INDEX is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities
(MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA and the FHLMC.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is an unmanaged index composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.


LEHMAN BROTHERS U.S. TREASURY BELLWETHERS 3 MONTH INDEX is composed of public obligations of the U.S. Treasury with a maturity of three months.


LEHMAN BROTHERS U.S. TREASURY TIPS (TREASURY INFLATION PROTECTION SECURITIES) INDEX is an unmanaged index of inflation-protected U.S. Treasury securities that will mature in one year or longer.


MERRILL LYNCH PREFERRED HYBRID INDEX an unmanaged index of investment grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX is an unmanaged index that measures the stock returns of companies in 26 developing countries.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) US REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR CONSERVATIVE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY AVERAGE is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY AVERAGE is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

MORNINGSTAR LARGE BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR LARGE GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR LARGE VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more-stable stock prices.


MORNINGSTAR LONG-TERM BOND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of long-term bond mutual funds that have average durations that exceed six years. Most of them hold some portion of assets in corporate bonds, either investment-grade or high-yield issues, or both.


MORNINGSTAR MID-CAP BLEND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR MID-CAP GROWTH CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR MID-CAP VALUE CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR MODERATE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR MUNI NATIONAL LONG CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in municipal bonds with maturities of 10 years or more that are issued by various state and local governments to fund public projects and are free from federal taxes.


MORNINGSTAR SHORT-TERM BOND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt and which have durations between 1 and 3.5 years.


MORNINGSTAR SMALL BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.


MORNINGSTAR SMALL GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR SMALL VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.


RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.


RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.

RUSSELL 2000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.


RUSSELL 2000 INDEX is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.


RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.


RUSSELL MIDCAP VALUE INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.


S&P 500 STOCK INDEX (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility and transportation companies.

 ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated March 1, 2006 which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on http:// www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572

                     SUPPLEMENT DATED SEPTEMBER 22, 2006
           TO THE PROSPECTUSES FOR THE PRINCIPAL INVESTORS FUND, INC.
                              DATED MARCH 1, 2006
  (PLEASE NOTE THAT NOT ALL OF THESE FUNDS ARE OFFERED IN ALL SHARE CLASSES.)


WM GROUP OF FUNDS ACQUISITION


On July 25, 2006, the Principal Financial Group, Inc. ("PFG") and its subsidiary, Principal Management Corporation, entered into an agreement with Washington Mutual, Inc. ("WM") to acquire all of the outstanding stock of its subsidiaries, WM Advisors, Inc. ("WMA"), the investment advisor to the WM Group of Funds, WM Funds Distributors, Inc. and WM Shareholder Services, Inc. (the "Transaction"). On September 11, 2006, the Principal Investors Fund, Inc. ("PIF") Board of Directors approved the proposed merger with the WM Funds and resulting proposed reorganizations (the "Reorganizations") of the funds. Pursuant to the Reorganizations, each of the WM Funds (each, an "Acquired Fund") will combine with and into the following corresponding separate series of PIF (each, an "Acquiring Fund"), subject to various conditions including the approval of the shareholders of each Acquired Fund:

         WM ACQUIRED FUNDS                      PIF ACQUIRING FUNDS
WM TRUST I
 Equity Income Fund                   Equity Income Fund I /1/
 Growth & Income Fund                 Disciplined LargeCap Blend Fund /2/
 High Yield Fund                       High Yield Fund II /1/
 Income Fund                           Income Fund /1/
 Mid Cap Stock Fund                   MidCap Stock Fund /1/
 Money Market Fund                     Money Market Fund /2/
 REIT Fund                             Real Estate Securities Fund /2/
 Small Cap Value Fund                 Small Cap Value Fund /2/
 Tax-Exempt Bond Fund                 Tax-Exempt Bond Fund I /1/
 U.S. Government Securities Fund       Mortgage Securities Fund /1/
 West Coast Equity Fund               West Coast Equity Fund /1/
WM TRUST II
 California Insured                   California Insured Intermediate-Municipal
Intermediate-Municipal Fund          Fund /1/
 California Municipal Fund            California Municipal Fund /1/
 Growth Fund                           LargeCap Growth Fund /2/
 International Growth Fund            Diversified International Fund /2/
 Short Term Income Fund               Short-Term Income Fund /1/
 Small Cap Growth Fund                 SmallCap Growth Fund /2/
WM SAM PORTFOLIOS
 Balanced Portfolio                   SAM Balanced Portfolio /1/
 Conservative Balanced Portfolio      SAM Conservative Balanced Portfolio /1/
 Conservative Growth Portfolio        SAM Conservative Growth Portfolio /1/
 Flexible Income Portfolio            SAM Flexible Income Portfolio /1/
 Strategic Growth Portfolio           SAM Strategic Growth Portfolio /1/


It is currently expected that the Transaction will close in the fourth quarter of this calendar year, and that the Reorganizations will occur shortly thereafter.


Under the Reorganizations (i) all the assets and the stated liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for Class A, Class B, Class C and Institutional Class ("Class I") shares of the Acquiring Fund; (ii) holders of Class A, Class B, Class C and Class I shares of the Acquired Fund will receive, respectively, that number of Class A, Class B, Class C and Class I shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund will be liquidated and dissolved.
ZZ 23290

FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the Reorganization, the WM Funds and PIF will have received, in form and substance satisfactory to each, an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each Acquired Fund and its corresponding Acquiring Fund, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.


DISTRIBUTION OF INCOME AND GAINS. . Prior to the Reorganization, each Acquired Fund whose taxable year will end as a result of the Reorganization generally is required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to such shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder's taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.


Moreover, if an Acquiring Fund has realized net investment income or net capital gains but has not distributed such income or gains prior to the Reorganization, and you acquire shares of such Acquiring Fund in the Reorganization, a portion of your subsequent distributions from the Acquiring Fund will, in effect, be a taxable return of part of your investment. Similarly, if you acquire Acquiring Fund shares in the Reorganization when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Acquiring Fund sells the appreciated securities and distributes the realized gain. The Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each Reorganization is not conditioned upon the closing of the others. However, one of the conditions to the closing of the Transaction is that shareholders of each of the following Acquired Funds (as well as certain other funds advised by WMA) approve the Reorganization: Conservative Balanced Portfolio, Flexible Income Portfolio, Balanced Portfolio, Conservative Growth Portfolio, Strategic Growth Portfolio, U.S. Government Securities Fund, Growth & Income Fund, Income Fund, Mid Cap Stock Fund, High Yield Fund, West Coast Equity Fund, International Growth Fund, Growth Fund, Short Term Income Fund and Equity Income Fund. If shareholders of any of these funds do not approve the Reorganization, PFG, in its discretion, may elect not to consummate the Transaction, in which case the Reorganization will not take place as to any Acquired Funds.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Funds, or to receive a free copy of a prospectus/ proxy statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.
ZZ 23290

OTHER REORGANIZATIONS


On September 11, 2006, the Principal Investors Fund, Inc. ("PIF") Board of Directors approved proposed reorganizations (the "PIF Reorganizations") of several of its series. Pursuant to the PIF Reorganizations, each of the Partners LargeCap Growth Fund, Tax-Exempt Bond Fund and Equity Income Fund (each, a "PIF Acquired Fund") will combine with and into the following corresponding separate series of PIF (each, a "PIF Acquiring Fund"), subject to various conditions including the approval of the shareholders of each PIF Acquired Fund:

         PIF ACQUIRED FUNDS                      PIF ACQUIRING FUNDS
 Equity Income Fund                     Equity Income Fund I /3/
 Partners LargeCap Growth Fund          Partners LargeCap Growth Fund II
 Tax-Exempt Bond Fund                   Tax-Exempt Bond Fund I /3/


It is currently expected that the PIF Reorganizations will occur shortly after the end of the year.


Under the PIF Reorganizations (i) all the assets and the stated liabilities of each PIF Acquired Fund will be transferred to the PIF Acquiring Fund in exchange for Class A, Class B, Class J, Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Advisors Signature and Institutional Class ("Class I") shares of the PIF Acquiring Fund; (ii) holders of Class A, Class B, Class J, Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Advisors Signature Class and Class I shares of the PIF Acquired Fund will receive, respectively, that number of Class A, Class B, Class J, Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Advisors Signature and Class I shares of the PIF Acquiring Fund equal in value at the time of the exchange to the value of the holder's PIF Acquired Fund shares at such time; and (iii) the PIF Acquired Fund will be liquidated and dissolved.


FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the PIF Reorganization, PIF will have received, in satisfactory form and substance, an opinion from counsel substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each PIF Acquired Fund and its corresponding PIF Acquiring Fund, for federal income tax purposes: (1) the PIF Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the PIF Acquired Fund or the PIF Acquiring Fund upon the transfer of the assets and liabilities, if any, of the PIF Acquired Fund to the PIF Acquiring Fund solely in exchange for shares of the PIF Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the PIF Acquired Fund upon the exchange of such PIF Acquired Fund's shares solely for shares of the PIF Acquiring Fund; (4) the holding period and tax basis of the shares of the PIF Acquiring Fund received by each holder of shares of the PIF Acquired Fund pursuant to the PIF Reorganization will be the same as the holding period and tax basis of the shares of the PIF Acquired Fund held by the shareholder (provided the shares of the PIF Acquired Fund were held as a capital asset on the date of the PIF Reorganization) immediately prior to the PIF Reorganization; and (5) the holding period and tax basis of the assets of the PIF Acquired Fund acquired by the PIF Acquiring Fund will be the same as the holding period and tax basis of those assets to the PIF Acquired Fund immediately prior to the PIF Reorganization.


DISTRIBUTION OF INCOME AND GAINS. . Prior to the PIF Reorganization, each PIF Acquired Fund whose taxable year will end as a result of the PIF Reorganization generally is required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the PIF Reorganization. Such distributions will be made to such shareholders before the PIF Reorganization. A PIF Acquired Fund shareholder will be required to include any such distributions in such shareholder's taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the PIF Reorganization not occurred.


Moreover, if a PIF Acquiring Fund has realized net investment income or net capital gains but has not distributed such income or gains prior to the PIF Reorganization, and you acquire shares of such PIF Acquiring Fund in the PIF Reorganization, a portion of your subsequent distributions from the PIF Acquiring Fund will, in effect, be a taxable return of part of your investment.
 Similarly, if you acquire PIF Acquiring Fund shares in the PIF Reorganization when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the PIF Acquiring Fund sells the appreciated securities and distributes the realized gain. The PIF Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation. ZZ 23290

The foregoing is only a summary of the principal federal income tax consequences of the PIF Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the PIF Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the PIF Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each PIF Reorganization is not conditioned upon the closing of the other PIF Reorganizations. However, the PIF Reorganizations of the Equity Income Fund and the Tax-Exempt Bond Fund may not occur if the Transaction described above under WM Group of Funds Acquisition does not occur.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any PIF Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the PIF Acquiring Funds, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the PIF Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.
____________________________
   /1/ These Acquiring Funds are newly-organized funds that will commence operations in connection with the Reorganization. It is expected that the WMA portfolio management team managing each corresponding Acquired Fund will continue to manage the Acquiring
   Fund as sub-advisor, and that the Acquired Fund will be the survivor for accounting and performance reporting purposes.

   /2 /These Acquiring Funds are existing PIF Funds into which the relevant WM Fund will be merged; the portfolio management teams for those funds will be different from those of the corresponding
   Acquired Funds.

   /3/ These PIF Acquiring Funds are newly-organized funds that will commence operations in connection with the PIF Reorganization; the portfolio management teams for those funds will be different from those of the corresponding PIF Acquired Funds.

PARTNERS LARGECAP GROWTH FUND
On September 11, 2006, the Fund's Board of Directors approved replacing the Fund's sub-advisor Grantham, Mayo, Van Otterloo & Co. with American Century Investment Management, Inc. ("American Century"). American Century was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111. As of December 31, 2005, American Century managed $100.9 billion in assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.



E.A. PRESCOTT LEGARD, CFA. . Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.



GREGORY J. WOODHAMS, CFA. Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor's degree in Economics from Rice University and a Master's degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.
ZZ 23290

The following changes to the Fund's investment strategy will be made as a result of the change of sub-advisors.


MAIN STRATEGIES
Under normal markets, the Partners LargeCap Growth Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of June 30, 2006, the range was between approximately $1.6 billion and $364.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

American Century selects stocks of companies they believe will increase in value over time using a growth investment strategy they developed. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace. Accelerating growth is shown, for example, by growth that exhibits a higher positive rate of change this quarter than last or this year than the year before. It also includes companies whose growth rates, although still negative, are less negative than prior periods. The American Century strategy is based on the premise that, over the long-term, the stocks of companies with accelerating earnings and revenues have a greater than average chance to increase in value.


American Century uses a bottom-up approach to select securities to buy for the Fund. This means that American Century makes its investment decisions based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using its extensive database, American Century tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help American Century select or hold the securities of companies they believe will be able to sustain accelerating growth and sell the securities of companies whose growth begins to slow down.


American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in securities regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, non-leveraged futures contracts and options and other similar securities. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. In addition, up to 25% of Fund assets may be invested in foreign securities.


PARTNERS MIDCAP VALUE FUND
PARTNERS SMALLCAP GROWTH FUND II
As communicated to you in a prospectus supplement dated June 16, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") began serving as an additional sub-advisor to the Partners MidCap Value Fund and Essex Investment Management Company, LLC ("Essex") began serving as an additional sub-advisor for the Partners SmallCap Growth Fund II.

Following are revised fund descriptions for these two Funds which incorporate information with regard to the processes these new sub-advisors will follow when managing their portions of the respective Fund portfolios.
PARTNERS MIDCAP VALUE FUND
The Fund seeks long-term growth of capital. The Manager has selected Neuberger Berman and Jacobs Levy as Sub-Advisors to the Fund.

MAIN STRATEGIES
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of June 30, 2006, this range was between approximately $1.7 billion and $15.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies. ZZ 23290

Neuberger Berman, the Sub-Advisor, selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


Jacobs Levy, the Sub-Advisor, selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Their approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process they refer to as "disentangling." The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.


Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.
ZZ 23290

INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

PARTNERS SMALLCAP GROWTH FUND II
The Fund seeks long-term growth of capital. The Manager has selected UBS Global AM, Emerald and Essex as Sub-Advisors to the Fund.

MAIN STRATEGIES
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of June 30, 2006, this range was between approximately $83 million and $2.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Fund will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Fund will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.
ZZ 23290

MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries .




INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.
PARTNERS MIDCAP GROWTH FUND
Effective October 1, 2006, Tara Hedlund and Jason Schrotberger will serve as co-portfolio managers for the Fund, replacing William McVail and Robert Turner. Ms. Hedlund and Mr. Schrotberger will act as co-portfolio managers for the Fund along with Christopher McHugh who was been on the Fund's portfolio management team since the Fund began in December of 2000.


TARA R. HEDLUND, CFA, CPA . Joining the company in 2000, Ms. Hedlund is a security analyst/portfolio manager at Turner Investment Partners. She covers stocks in the technology & telecommunications sector. Ms. Hedlunc has eleven years of investment experience and prior to joining Turner, she was an audit engagement senior at Arthur Andersen LLP. Ms. Hedlund earned a BBS in Accountancy from Villanova University. She has earned the right to use the Chartered Financial Analyst designation.
ZZ 23290

JASON D. SCHROTBERGER, CFA . Joining the company in 2001, Mr. Schrotberger is a security analyst/portfolio manager at Turner Investment Partners. He covers stocks in the consumer sector. Mr. Schrotberger has twelve years of investment experience and prior to joining Turner, he was an investment analyst at BlackRock Financial Management. Mr. Schrotberger earned a BA in Economics from Denison University and an MBA in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

PRINCIPAL LIFETIME 2010 FUND
PRINCIPAL LIFETIME 2020 FUND
PRINCIPAL LIFETIME 2030 FUND
PRINCIPAL LIFETIME 2040 FUND
PRINCIPAL LIFETIME 2050 FUND
PRINCIPAL LIFETIME STRATEGIC INCOME FUND

The main strategies section for each of the above-named Funds has been changed as follows:


MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic, foreign equity, fixed-income markets and other asset classes.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Fund. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Fund. In deciding the asset allocation of the Fund's assets, the Manager and Sub-Advisor consider long-term asset class returns and within each asset class, the Manager considers a variety of factors including expected returns, expense levels, diversification and appropriate levels of risk within each asset class. Principal is also responsible for employing an active rebalancing strategy. This strategy identifies asset classes that appear attractive or unattractive over shorter time period. These views may lead to cash flows or Fund assets being directed to move underlying fund weights closer to their target position.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds, their respective target weights and the cash flow allocations and any transfers of Fund assets needed. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Fund invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Fund circumstances change allocations.


In allocating Fund assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Fund must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Fund's allocation among the underlying funds so that within ten to fifteen years after the target year, the Fund's underlying fund allocation matches that of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.





ZZ 23290



                         SUPPLEMENT DATED JUNE 16, 2006
            TO THE PROSPECTUS FOR THE PRINCIPAL INVESTORS FUND, INC.
            ADVISORS PREFERRED, ADVISORS SELECT, ADVISORS SIGNATURE,
                       PREFERRED AND SELECT CLASS SHARES
                              DATED MARCH 1, 2006
PARTNERS SMALL CAP GROWTH FUND III
On June 12, 2006, the Board of Directors of the Fund unanimously approved the Manager's proposal to add Columbus Circle Investors "CCI" as an additional sub-advisor for a portion of the Fund's portfolio. As CCI is an affiliate of the Manager, shareholder approval is required prior to CCI becoming a sub-advisor to the Fund. Further information regarding the Special Meeting of Shareholders will be forthcoming.

PARTNERS MIDCAP VALUE FUND
Effective on or about June 30, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") is an additional sub-advisor for the Partners MidCap Value Fund.

Jacobs Levy Equity Management, Inc. provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients and currently manages about $20 billion in assets.


Day-to-day portfolio management is performed by the two founders of Jacobs Levy, Bruce Jacobs and Ken Levy. Mr. Jacobs and Mr. Levy are well-known for their research and academic publications on investment theory and practice. Together, they serve as portfolio managers for the portion of the Fund's portfolio allocated by the Manager to Jacobs Levy for management and are responsible for research, security selection, portfolio construction and trading.



BRUCE JACOBS . Mr. Jacobs serves as co-chief investment officer, portfolio manager and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was a First Vice President of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operation Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University and an MA in Applied Economics and Ph.D. in Finance from the University of Pennsylvania's Wharton School.



KEN LEVY, CFA . Mr. Levy serves as co-chief investment officer, portfolio manager and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Asset Management Company. He earned a BA in Economics from Cornell University, an MBA and an MA in Business Economics from the University of Pennsylvania's Wharton School and has completed all requirements short of the dissertation for a Ph.D. at Wharton. He has earned the right to use the Chartered Financial Analyst designation.

PARTNERS SMALLCAP GROWTH FUND II
Effective on or about June 30, 2006, Essex Investment Management Company, LLC ("Essex") is an additional sub-advisor for the Partners SmallCap Growth Fund II.

Essex Investment Management Company, LLC ("Essex") is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. As of March 31, 2006, Essex had a total of $3.95 billion in assets under management.


Day-to-day portfolio management is performed by Nancy B. Prial.



NANCY B. PRIAL, CFA . Ms. Prial is a Portfolio Manager on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graded from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

                         SUPPLEMENT DATED JUNE 20, 2006
                     TO THE PRINCIPAL INVESTORS FUND, INC.
            ADVISORS PREFERRED, ADVISORS SELECT, ADVISORS SIGNATURE,
                     PREFERRED AND SELECT SHARES PROSPECTUS
                              DATED MARCH 1, 2006

Effective August 15, 2006, the EXCHANGE OF FUND SHARES section on page 221 of the prospectus will be replaced with the following:

EXCHANGE OF FUND SHARES

An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of Principal Investors Fund, provided that:
.. the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund, .. the share class of such other Fund is available through the plan, and .. the share class of such other Fund is available in the shareholder's state of residence.

All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions.


If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management's judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or the Manager believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

                         SUPPLEMENT DATED MAY 25, 2006
                     TO THE PRINCIPAL INVESTORS FUND, INC.
            ADVISORS PREFERRED, ADVISORS SELECT, ADVISORS SIGNATURE,
                     PREFERRED AND SELECT CLASS PROSPECTUS
                              DATED MARCH 1, 2006
SMALLCAP BLEND FUND
Effective March 20, 2006, Thomas Morabito, CFA, was named as the individual responsible for day-to-day fund management for the SmallCap Blend Fund, replacing Todd Sanders, CFA.


THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.


Effective May 19, 2006, Phil Nordhus, was appointed as co-Portfolio Manager for the SmallCap Blend Fund. Going forward, Mr. Nordhus and Mr. Morabito are the individuals responsible for day-to-day fund management.



PHIL NORDHUS, CFA. . Mr. Nordhus joined Principal in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor's degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.

                        SUPPLEMENT DATED APRIL 11, 2006
               TO THE PRINCIPAL INVESTORS FUND, INC. PROSPECTUSES
                              DATED MARCH 1, 2006

SMALLCAP BLEND FUND
Effective March 20, 2006, Thomas Morabito, CFA, has been named as the individual responsible for day-to-day fund management for the SmallCap Blend Fund, replacing Todd Sanders, CFA.


THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

                        SUPPLEMENT DATED MARCH 20, 2006
                     TO THE PRINCIPAL INVESTORS FUND, INC.
                        PROSPECTUSES DATED MARCH 1, 2006

At its March 13, 2006 meeting, the Board of Directors of Principal Investors Fund approved a reallocation of portfolio management responsibilities between Principal and the Manager with regard to the Principal LifeTime Funds. As described more fully below, Principal will be responsible for the asset allocation function with regard to the LifeTime Funds while the Manager will be responsible for choosing the funds in which the LifeTime Funds invest.

PRINCIPAL LIFETIME 2010
PRINCIPAL LIFETIME 2020
PRINCIPAL LIFETIME 2030
PRINCIPAL LIFETIME 2040
PRINCIPAL LIFETIME 2050
The main strategies section for each of the above-named funds has been changed as follows:


MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Fund. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Fund. In deciding how to allocate the Fund's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Fund assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Fund invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Fund circumstances change allocations.


In allocating Fund assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Fund must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Fund's asset allocation so that within five to ten years after the target year, the Fund's asset allocation matches that of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.

PRINCIPAL LIFETIME STRATEGIC INCOME FUND
The main strategies section for the above-named fund has been changed as follows:

MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. Most of the Fund's assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing markets through their investments in fixed-income securities, "hybrid" securities - such as real estate and preferred securities, which may produce current income as well as capital gains - and dividend generating domestic and foreign stocks.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Fund. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Fund. In deciding how to allocate the Fund's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Fund assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Fund invests.


In allocating Fund assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's: organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.



Doug Loeffler is the individual currently responsible for the day-to-day management of the investment advisory services Principal Management Corporation provides to the six above-named Funds.



DOUG LOEFFLER, CFA . Mr. Loeffler is a Vice President with Principal Management Corporation. He is the senior member of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program. He is responsible for preparing periodic evaluation reports including both qualitative and quantitative analysis. Mr. Loeffler participates in the manager selection process and portfolio reviews. Joining Principal Management Corporation in 2004, he has 16 years of investment experience including 14 years in the mutual fund industry (Scudder and Founders Asset Management). His background includes quantitative analysis, fundamental analysis and portfolio management focusing on non-U.S. stocks. Mr. Loeffler earned an MBA in Finance at the University of Chicago and a degree in Economics from Washington State University. He has earned the right to use the Chartered Financial Analyst designation.

                         PRINCIPAL INVESTORS FUND, INC.






 This Prospectus describes a mutual fund organized by Principal Life Insurance
                        Company/(R) /("Principal Life").



               The date of this Prospectus is March 1, 2006.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Descriptions.......................................................4

 Domestic Stocks - LargeCap Funds
  Disciplined LargeCap Blend Fund .......................................6

  LargeCap Growth Fund..................................................8

  LargeCap S&P 500 Index Fund...........................................10

  LargeCap Value Fund...................................................13

  Partners LargeCap Blend Fund..........................................16

  Partners LargeCap Blend Fund I........................................19

  Partners LargeCap Growth Fund.........................................22

  Partners LargeCap Growth Fund I.......................................25

  Partners LargeCap Growth Fund II......................................28

  Partners LargeCap Value Fund..........................................31

  Partners LargeCap Value Fund I........................................33

  Partners LargeCap Value Fund II .......................................35


 Domestic Stocks - MidCap Funds
  MidCap Blend Fund.....................................................37

  MidCap Growth Fund....................................................40

  MidCap S&P 400 Index Fund.............................................43

  MidCap Value Fund.....................................................46

  Partners MidCap Growth Fund...........................................49

  Partners MidCap Growth Fund I.........................................52

  Partners MidCap Growth Fund II........................................55

  Partners MidCap Value Fund............................................58

  Partners MidCap Value Fund I..........................................61


 Domestic Stocks - SmallCap Funds
  Partners SmallCap Blend Fund..........................................64

  Partners SmallCap Growth Fund I.......................................67

  Partners SmallCap Growth Fund II......................................70

  Partners SmallCap Growth Fund III.....................................73

  Partners SmallCap Value Fund ..........................................75

  Partners SmallCap Value Fund I........................................78

  Partners SmallCap Value Fund II.......................................81

  SmallCap Blend Fund...................................................83

  SmallCap Growth Fund..................................................86

  SmallCap S&P 600 Index Fund...........................................89

  SmallCap Value Fund...................................................92


 Fixed Income Funds
  Bond & Mortgage Securities Fund.......................................95

  Government & High Quality Bond Fund f/k/a Government Securities Fund ..100

  High Quality Intermediate-Term Bond Fund..............................103

  Inflation Protection Fund .............................................112

  Money Market Fund.....................................................115

  Preferred Securities Fund.............................................118

  Short-Term Bond Fund f/k/a High Quality Short-Term Bond Fund..........109

  Ultra Short Bond Fund f/k/a Capital Preservation Fund.................98


 Balanced/Asset Allocation Funds


2                                                Principal Investors Fund
                                                          1-800-547-7754

  Principal LifeTime Strategic Income Fund..............................121

  Principal LifeTime 2010 Fund..........................................124

  Principal LifeTime 2020 Fund..........................................128

  Principal LifeTime 2030 Fund..........................................132

  Principal LifeTime 2040 Fund..........................................136

  Principal LifeTime 2050 Fund..........................................140


 Real Estate Fund
  Real Estate Securities Fund...........................................144


 International Stock Funds
  Diversified International Fund........................................147

  International Emerging Markets Fund ...................................150

  International Growth Fund .............................................152

  Partners Global Equity Fund...........................................155

  Partners International Fund...........................................157


General Information

 The Costs of Investing................................................. 159

 Certain Investment Strategies and Related Risks........................ 160

 Management, Organization and Capital Structure......................... 166

 Pricing of Fund Shares................................................. 184

 Purchase of Fund Shares................................................ 184

 Redemption of Fund Shares.............................................. 185

 Exchange of Fund Shares................................................ 185

 Frequent Purchases and Redemptions ..................................... 185

 Dividends and Distributions............................................ 186

 Fund Account Information............................................... 187

 Portfolio Holdings Information......................................... 187

 Financial Highlights................................................... 187

Appendix A..............................................................286

Additional Information..................................................307


Principal Investors Fund                                                3
www.principal.com

FUND DESCRIPTIONS


Principal Investors Fund, Inc. is comprised of many investment portfolios ("Funds"). Principal Management Corporation*, the "Manager" of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Funds. The Manager has selected a Sub-Advisor for the Funds based on the Sub-Advisor's experience with the investment strategy for which it was selected.


The Sub-Advisors are:
.. Alliance Capital Management L.P. ("Alliance")
.. AllianceBernstein Investment Research and Management ("Bernstein")
.. American Century Investment Management, Inc. ("American Century")
.. Ark Asset Management Co., Inc. ("Ark Asset")
.. Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHMS")
.. BNY Investment Advisors ("BNY")
.. Columbus Circle Investors ("CCI")*
.. Dimensional Fund Advisors Inc. ("Dimensional")
.. Emerald Advisers Inc. ("Emerald")
.. Fidelity Management & Research Company ("FMR")
.. Goldman Sachs Asset Management LP ("GSAM")
.. Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Los Angeles Capital Management and Equity Research, Inc. ("LA Capital")
.. Mazama Capital Management, Inc. ("Mazama")
.. Mellon Equity Associates, LLP ("Mellon Equity")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. Principal Real Estate Investors, LLC ("Principal - REI")*
.. Spectrum Asset Management, Inc. ("Spectrum")*
.. T. Rowe Price Associates, Inc. ("T. Rowe Price")
.. Turner Investment Partners, Inc. ("Turner")
.. UBS Global Asset Management (New York) Inc. ("UBS Global AM")
.. Vaughan Nelson Investment Management, LP ("Vaughan Nelson")
.. Wellington Management Company, LLP ("Wellington Management")
  * Principal Management Corporation, CCI, Principal, Principal - REI, Princor Financial Services Corporation ("Princor"), Principal Life and Spectrum are members of the Principal Financial Group/(R)/.


The Funds offer five different classes of shares through this prospectus, each of which may be purchased through retirement plans though not all plans offer each Fund. Such plans may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best meets your situation (not all classes are available to all plans). Not all of the Funds or all Classes of each Fund are offered in every state. Please check with your financial advisor or our home office for state availability.


EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.


In the description for each Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections describe each Fund's investment objective and summarize how each Fund intends to achieve its investment objective. The Board of Directors may change a Fund's objective or the principal investment policies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund's investment objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.


4                                                Principal Investors Fund
                                                          1-800-547-7754

The sections also describe each Fund's primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Fund is designed to be a portion of an investor's portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included with each Fund that has annual returns for a full calendar year. They show the Fund's annual returns and its long-term performance. The chart shows how the Advisors Select Class's performance has varied from year-to-year. The table compares the Fund's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

Historical performance for Advisors Signature Class shares for periods prior to the date on which a Fund's Advisors Signature Class shares began operations (as indicated in the tables on the following pages) is based on the performance of the oldest share class of the Fund, either the Institutional Class shares or the Advisors Preferred Class shares, adjusted to reflect the expenses of the Fund's Advisors Signature Class shares. The adjustments result in performance (for the period prior to the effective date of the Advisors Signature Class) that is no higher than the historical performance of the applicable Institutional Class or Advisors Preferred Class shares. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


FEES AND EXPENSES
The annual operating expenses for each Fund are deducted from that Fund's assets (stated as a percentage of Fund assets). A Fund's operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in a Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, the Manager, any Sub-Advisor or Princor.
.. Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Principal Investors Fund                                                5
www.principal.com

DOMESTIC STOCKS - LARGECAP FUNDS


6                                                Principal Investors Fund
                                                          1-800-547-7754

DISCIPLINED LARGECAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2005 this range was between approximately $665 million and $370.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their expected investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal believes that changes in market expectations drive stock prices. Early identification of improving business fundamentals, early identification of positive change in expectations regarding future profitability of companies and paying prices that are below "fair value" for these stocks will result in investment management success. Principal's investment process seeks to systematically identify stocks with desirable characteristics and combine these stocks in a risk-managed portfolio to maximize return potential by controlling risk.


MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

Principal has been the Fund's Sub-Advisor since December 30, 2002.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar


Principal Investors Fund                                                7
www.principal.com
investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2003"27.39

"2004"12.05


"2005"6.34



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 6.25%; Advisors Select Class is 6.34%; Advisors Preferred Class is
6.59%; Select Class is 6.86%; and Preferred Class is 6.97%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.82%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q1 '03
  -3.50%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                            PAST 1 YEAR                       LIFE OF FUND
 ADVISORS SIGNATURE
 CLASS ................                        6.25                              14.73
 ADVISORS SELECT CLASS.                        6.34                              14.91
 ADVISORS PREFERRED
 CLASS.................                        6.59                              15.13
 SELECT CLASS..........                        6.86                              15.36
 PREFERRED CLASS.......                        6.97                              15.50
 S&P 500 Index* .......                        4.91                              14.15
 Morningstar Large
 Blend Category
 Average* .............                        5.77                              14.39
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 30, 2002. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 *Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.60%     0.60%      0.60%    0.60%      0.60%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.48%     1.35%      1.17%    0.98%      0.86%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also


8                                                Principal Investors Fund
                                                          1-800-547-7754
 assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------
                                                                            1     3     5      10
 ADVISORS SIGNATURE CLASS                                                $151  $468  $808  $1,768
 ADVISORS SELECT CLASS                                                    137   428   739   1,624
 ADVISORS PREFERRED CLASS                                                 119   372   644   1,420
 SELECT CLASS                                                             100   312   542   1,201
 PREFERRED CLASS                                                           88   274   477   1,061



Principal Investors Fund                                                9
www.principal.com

LARGECAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2005 this range was between approximately $898 million and $371.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on CCI's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 25% of Fund assets may be invested in foreign securities.


CCI places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Fund attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. CCI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


10                                               Principal Investors Fund
                                                          1-800-547-7754

CCI became the Fund's Sub-Advisor on January 5, 2005.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-24.75

"2002"-28.84


"2003"23.83


"2004"8.74


"2005"10.79



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 10.79%; Advisors Select Class is 10.79%;
Advisors Preferred Class is 11.09%; Select Class is 11.37%; and Preferred
Class is 11.54%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     13.49%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '01                                   -23.45%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                 PAST 1 YEAR                            PAST 5 YEARS                 LIFE OF FUND
 ADVISORS SIGNATURE CLASS ........                  10.79                                 -3.85/(1)/                   -5.11/(1)/
 ADVISORS SELECT CLASS............                  10.79                                 -4.39                        -5.63
 ADVISORS PREFERRED CLASS.........                  11.09                                 -3.57/(1)/                   -4.83/(//1//)
 SELECT CLASS.....................                  11.37                                 -3.74/(2)/                   -5.00/(2)/
 PREFERRED CLASS..................                  11.54                                 -4.00                        -5.24
 Russell 1000 Growth Index* ......                   5.26                                 -3.58                        -3.58
 Morningstar Large Growth Category
 Average* ........................                   6.46                                 -3.36                        -3.07
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
 ///(//1//)
  /During 2003, the Fund processed a significant (relative to the net assets of the Advisors Preferred Class) "As Of" transaction that resulted in a gain to the remaining shareholders of the Advisors Preferred Class. Had this gain not been recognized, the total return shown in the table for Life of Fund would have been lower.
 ///(//2//)
  /During 2003, the Select Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small positions, the total return shown in the table for Life of Fund is greater than it would have been without the redemption.


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.55%     0.55%      0.55%    0.55%      0.55%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.43%     1.30%      1.12%    0.93%      0.81%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



Principal Investors Fund                                               11
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $146  $452  $782  $1,713
 ADVISORS SELECT CLASS                                                                              132   412   713   1,568
 ADVISORS PREFERRED CLASS                                                                           114   356   617   1,363
 SELECT CLASS                                                                                        95   296   515   1,143
 PREFERRED CLASS                                                                                     83   259   450   1,002



12                                               Principal Investors Fund
                                                          1-800-547-7754

LARGECAP S&P 500 INDEX FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2005, the market capitalization range of the Index was between approximately $665 million and $370.3 billion. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets. Principal may also elect to omit any S&P 500 stocks from the Fund if such stocks are issued by an affiliated company.

MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth stocks typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.


Principal Investors Fund                                               13
www.principal.com

VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


14                                               Principal Investors Fund
                                                          1-800-547-7754

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-12.58

"2002"-22.89


"2003"27.2


"2004"9.8



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 3.68%; Advisors Select Class is 3.92%;
Advisors Preferred Class is 4.11%; Select Class is 4.41%; and Preferred Class
is 4.51%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     15.12%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -17.48%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                      PAST 1 YEAR                         PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ......... .....
                                                          3.68                                -0.59                      -1.04
 ADVISORS SELECT CLASS...................                 3.92                                -0.44                      -0.89
 ADVISORS PREFERRED CLASS................                 4.11                                -0.27                      -0.72
 SELECT CLASS............................                 4.41                                -0.05                      -0.51
 PREFERRED CLASS.........................                 4.51                                 0.12                      -0.34
 S&P 500 Index* ................... .....                 4.91                                 0.54                       0.54
 Morningstar Large Blend Category
 Average* ......................... .....                 5.77                                 0.50                       0.67
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.15%     0.15%      0.15%    0.15%      0.15%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.03%     0.90%      0.72%    0.53%      0.41%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLE


Principal Investors Fund                                               15
www.principal.com

 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $105  $328  $569  $1,259
 ADVISORS SELECT CLASS                                                                               92   287   498   1,108
 ADVISORS PREFERRED CLASS                                                                            74   230   401     894
 SELECT CLASS                                                                                        54   170   296     665
 PREFERRED CLASS                                                                                     42   132   230     518



16                                               Principal Investors Fund
                                                          1-800-547-7754

LARGECAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2005 this range was between approximately $563 million and $371.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

The equity investment philosophy of Principal is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments


Principal Investors Fund                                               17
www.principal.com
may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 181.1%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.


18                                               Principal Investors Fund
                                                          1-800-547-7754

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-7.8

"2002"-13.56


"2003"25.14


"2004"11.69


"2005"6.05



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 5.91%; Advisors Select Class is 6.05%;
Advisors Preferred Class is 6.16%; Select Class is 6.35%; and Preferred Class
is 6.54%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    15.08%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -15.16%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                      PAST 1 YEAR                         PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ...............
                                                          5.91                                3.19                       3.78
 ADVISORS SELECT CLASS...................                 6.05                                3.39                       3.98
 ADVISORS PREFERRED CLASS................                 6.16                                3.49                       4.08
 SELECT CLASS............................                 6.35                                3.63                       4.24
 PREFERRED CLASS.........................                 6.54                                3.83                       4.44
 Russell 1000 Value Index* ..............                 7.05                                5.28                       5.28
 Morningstar Large Value Category
 Average* ...............................                 5.88                                3.96                       4.05
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.45%     0.45%      0.45%    0.45%      0.45%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.33%     1.20%      1.02%    0.83%      0.71%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



Principal Investors Fund                                               19
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $135  $421  $729  $1,601
 ADVISORS SELECT CLASS                                                                              122   381   660   1,455
 ADVISORS PREFERRED CLASS                                                                           104   325   563   1,248
 SELECT CLASS                                                                                        85   265   460   1,025
 PREFERRED CLASS                                                                                     73   227   395     883



20                                               Principal Investors Fund
                                                          1-800-547-7754

PARTNERS LARGECAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the Standard & Poor's 500 Stock Index ("S&P 500 Index") (as of December 31, 2005 this range was between approximately $665 million and $370.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The market capitalization of companies in the Fund's portfolio and the S&P 500 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range. In addition, the Fund has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.


The Fund's Sub-Advisor, T. Rowe Price, uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index.


A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Fund seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Fund and coordinating Fund investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Fund will generally remain fully invested (less than 5% cash reserves) and will be sector neutral when compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Fund objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


Principal Investors Fund                                               21
www.principal.com

STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.


22                                               Principal Investors Fund
                                                          1-800-547-7754

T. Rowe Price became Sub-Advisor to the Fund effective March 9, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-7.9

"2002"-16.96


"2003"23.36


"2004"9.41


"2005"4.08



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 3.91%; Advisors Select Class is 4.08%;
Advisors Preferred Class is 4.24%; Select Class is 4.41%; and Preferred Class
is 4.54%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.14%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -15.62%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                     PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ......... ...
                                                        3.91                                  1.30                       1.65
 ADVISORS SELECT CLASS.................                 4.08                                  1.44                       1.83
 ADVISORS PREFERRED CLASS..............                 4.24                                  1.64                       2.00
 SELECT CLASS..........................                 4.41                                  1.86                       2.22
 PREFERRED CLASS.......................                 4.54                                  1.90                       2.26
 S&P 500 Index* ................... ...                 4.91                                  0.54                       0.54
 Morningstar Large Blend Category
 Average* ......................... ...                 5.77                                  0.50                       0.67
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.75%     0.75%      0.75%    0.75%      0.75%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.63%     1.50%      1.32%    1.13%      1.01%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



Principal Investors Fund                                               23
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $166  $514  $887  $1,933
 ADVISORS SELECT CLASS                                                                             153   474   818   1,791
 ADVISORS PREFERRED CLASS                                                                          134   418   723   1,590
 SELECT CLASS                                                                                      115   359   622   1,375
 PREFERRED CLASS                                                                                   103   322   558   1,236



24                                               Principal Investors Fund
                                                          1-800-547-7754

PARTNERS LARGECAP BLEND FUND I

The Fund seeks long-term growth of capital. The Manager has selected GSAM and Wellington Management as Sub-Advisors to the Fund.

MAIN STRATEGIES

The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2005, the range was between approximately $665 million and $370.3 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

GSAM evaluates investments using quantitative models that evaluate companies' fundamental characteristics to identify those stocks expected to outperform and underperform the index. This proprietary multifactor model has been rigorously tested within the large cap universe in which the Fund invests. GSAM seeks to outperform the index by overweighting those stocks that are attractive according to the multifactor model and underweighting stocks that appear unattractive. GSAM seeks a broad representation in the major sectors of the U.S. economy.


GSAM also uses a proprietary risk model that seeks to create a portfolio that maintains risk, style, capitalization and industry characteristics similar to the S&P 500 Index, as well as similar earnings growth and dividend yield characteristics. GSAM seeks to add value from stock selection rather than sector rotation or market timing strategies.


GSAM seeks to outperform the S&P 500 Index by overweighting stocks that are more likely to outperform the benchmark while underweighting stocks that it believes will lag the Index. GSAM seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.


Wellington Management employs a two-fold investment approach that combines top-down sector analysis and bottom-up security selection. Macro-economic data including Gross Domestic Product ("GDP") growth rates, employment gains, as well as the outlook for inflation and interest rates, is considered to identify sectors and industries Wellington Management believes will grow faster than the economy over the next 12 to 18 months.


Wellington Management then selects portfolio investments on the basis of fundamental analysis, which it utilizes to identify those securities that provide the potential for long-term growth of capital. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. When selecting securities of issuers domiciled outside the U.S., Wellington Management also monitors and evaluates the economic and political climate and the principal securities markets of the country in which each company is located. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price


Principal Investors Fund                                               25
www.principal.com
changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.


26                                               Principal Investors Fund
                                                          1-800-547-7754

Goldman Sachs and Wellington Management became Sub-Advisors to the Fund on December 16, 2002.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-17.44

"2002"-25.35


"2003"26.92


"2004"10.09


"2005"5.37



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 5.24%; Advisors Select Class is 5.37%;
Advisors Preferred Class is 5.65%; Select Class is 5.73%; and Preferred Class
is 5.85%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     13.99%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -17.75%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                      PAST 1 YEAR                         PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ......... .....
                                                          5.24                                -2.03                      -2.38
 ADVISORS SELECT CLASS...................                 5.37                                -1.93                      -2.27
 ADVISORS PREFERRED CLASS................                 5.65                                -1.72                      -2.07
 SELECT CLASS............................                 5.73                                -1.57                      -1.92
 PREFERRED CLASS.........................                 5.85                                -1.43                      -1.78
 S&P 500 Index* ................... .....                 4.91                                 0.54                       0.54
 Morningstar Large Blend Category
 Average* ......................... .....                 5.77                                 0.50                       0.67
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.45%     0.45%      0.45%    0.45%      0.45%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.33%     1.20%      1.02%    0.83%      0.71%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



Principal Investors Fund                                               27
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $135  $421  $729  $1,601
 ADVISORS SELECT CLASS                                                                              122   381   660   1,455
 ADVISORS PREFERRED CLASS                                                                           104   325   563   1,248
 SELECT CLASS                                                                                        85   265   460   1,025
 PREFERRED CLASS                                                                                     73   227   395     883



28                                               Principal Investors Fund
                                                          1-800-547-7754

PARTNERS LARGECAP GROWTH FUND
The Fund seeks to achieve long-term growth of capital.

MAIN STRATEGIES
The Fund invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issues (or securities) that the Sub-Advisor, GMO, believes are fast-growing and whose earnings are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. The Sub-Advisor invests mainly in large companies, although investments can be made in companies of any size.

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations. The Fund typically makes equity investments in companies chosen from among the 1,000 U.S. exchange-listed companies with the largest market capitalization. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Fund may invest up to 25% of its assets in foreign securities, including American Depository Receipts (ADRs), at the time of purchase.


When deciding whether to buy or sell stocks for the Fund, GMO considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.


In addition to the main investment strategies described above, GMO may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the Statement of Additional Information.


MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.


Principal Investors Fund                                               29
www.principal.com

INVESTOR PROFILE
The Fund may be an appropriate investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Fund is designed as a long-term investment with growth potential.


30                                               Principal Investors Fund
                                                          1-800-547-7754

GMO became the Sub-Advisor to the Fund effective March 9, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2003"22.6

"2004"1.95


"2005"2.59



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 2.47%; Advisors Select Class is 2.59%;
Advisors Preferred Class is 2.75%; Select Class is 3.07%; and Preferred Class
is 3.15%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    11.39%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '04                                    -5.52%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                            PAST 1 YEAR                       LIFE OF FUND
 ADVISORS SIGNATURE
 CLASS ................                        2.47                               8.46
 ADVISORS SELECT CLASS.                        2.59                               8.63
 ADVISORS PREFERRED
 CLASS.................                        2.75                               8.80
 SELECT CLASS..........                        3.07                               9.06
 PREFERRED CLASS.......                        3.15                               9.18
 Russell 1000 Growth
 Index* ...............                        5.26                              13.23
 S&P 500 Index* .......                        4.91                              14.39
 Morningstar Large
 Growth Category
 Average* .............                        6.46                              14.01
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 30, 2002. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 *Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.88%     1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



Principal Investors Fund                                               31
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                                             178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                                          160   496     855   1,867
 SELECT CLASS                                                                                      140   437     755   1,657
 PREFERRED CLASS                                                                                   128   400     692   1,523



32                                               Principal Investors Fund
                                                          1-800-547-7754

PARTNERS LARGECAP GROWTH FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000 Growth Index (as of December 31, 2005, this range was between approximately $898 million and $371.7 billion) at the time of purchase. The Fund's investments in foreign companies will be limited to 25% of its total assets. The Fund may also purchase futures and options, in keeping with Fund objectives.

The Sub-Advisor, T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Fund may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments


Principal Investors Fund                                               33
www.principal.com
may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 66.5%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


34                                               Principal Investors Fund
                                                          1-800-547-7754

T. Rowe Price became the Sub-Advisor to the Fund on August 24, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-15.07

"2002"-28.41


"2003"23.22


"2004"8.39


"2005"6.91



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 6.59%; Advisors Select Class is 6.91%;
Advisors Preferred Class is 7.14%; Select Class is 7.19%; and Preferred Class
is 7.39%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     12.73%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '01                                    -18.23%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                     PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ......... ...
                                                        6.59                                 -2.90                       -4.01
 ADVISORS SELECT CLASS.................                 6.91                                 -2.79                       -3.89
 ADVISORS PREFERRED CLASS..............                 7.14                                 -2.29                       -3.41
 SELECT CLASS..........................                 7.19                                 -2.43                       -3.54
 PREFERRED CLASS.......................                 7.39                                 -2.24                       -3.38
 Russell 1000 Growth Index* ....... ...                 5.26                                 -3.58                       -3.58
 Morningstar Large Growth Category
 Average* ......................... ...                 6.46                                 -3.36                       -3.07
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.74%     0.74%      0.74%    0.74%      0.74%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.62%     1.49%      1.31%    1.12%      1.00%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



Principal Investors Fund                                               35
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $165  $511  $881  $1,922
 ADVISORS SELECT CLASS                                                                             152   471   813   1,779
 ADVISORS PREFERRED CLASS                                                                          133   415   718   1,579
 SELECT CLASS                                                                                      114   356   617   1,363
 PREFERRED CLASS                                                                                   102   318   552   1,225




36                                               Principal Investors Fund
                                                          1-800-547-7754

PARTNERS LARGECAP GROWTH FUND II
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal markets, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2005, the range was between approximately $898 million and $371.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, American Century, selects stocks of companies they believe will increase in value over time using a growth investment strategy they developed. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace. Accelerating growth is shown, for example, by growth that exhibits a higher positive rate of change this quarter than last or this year than the year before. It also includes companies whose growth rates, although still negative, are less negative than prior periods. The American Century strategy is based on the premise that, over the long-term, the stocks of companies with accelerating earnings and revenues have a greater than average chance to increase in value.


American Century uses a bottom-up approach to select securities to buy for the Fund. This means that American Century makes its investment decisions based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using its extensive database, American Century tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help American Century select or hold the securities of companies they believe will be able to sustain accelerating growth and sell the securities of companies whose growth begins to slow down.


American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in securities regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, non-leveraged futures contracts and options and other similar securities. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. In addition, up to 25% of Fund assets may be invested in foreign securities.


The Manager has selected BNY as Sub-Advisor for the Fund's "cash buffer." The cash buffer is the receptacle for daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders. BNY will invest the Fund's cash buffer in S&P 500 Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). The Manager believes that, over the long term, this strategy will enhance the investment performance of the Fund.


The Manager will, from time to time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to the volume of net cash flows and Fund liquidity.



MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.


Principal Investors Fund                                               37
www.principal.com

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


38                                               Principal Investors Fund
                                                          1-800-547-7754

American Century has been the Fund's Sub-Advisor since December 6, 2000. BNY was added as an additional Sub-Advisor on March 1, 2006.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-18.4

"2002"-26.52


"2003"24.96


"2004"8.66


"2005"3.91



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 3.80%; Advisors Select Class is 3.91%;
Advisors Preferred Class is 4.14%; Select Class is 4.23%; and Preferred Class
is 4.47%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    14.47%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '01                                   -19.72%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                     PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS .............
                                                        3.80                                 -3.42                       -4.51
 ADVISORS SELECT CLASS.................                 3.91                                 -3.29                       -4.39
 ADVISORS PREFERRED CLASS..............                 4.14                                 -3.13                       -4.23
 SELECT CLASS..........................                 4.23                                 -2.96                       -4.05
 PREFERRED CLASS.......................                 4.47                                 -2.87                       -3.96
 Russell 1000 Growth Index* ...........                 5.26                                 -3.58                       -3.58
 Morningstar Large Growth Category
 Average* .............................                 6.46                                 -3.36                       -3.07
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.88%     1.75%      1.57%    1.38%      1.26%
  *Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


Principal Investors Fund                                               39
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                                             178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                                          160   496     855   1,867
 SELECT CLASS                                                                                      140   437     755   1,657
 PREFERRED CLASS                                                                                   128   400     692   1,523



40                                               Principal Investors Fund
                                                          1-800-547-7754

PARTNERS LARGECAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2005, this range was between approximately $563 million and $371.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


The Manager has selected BNY as Sub-Advisor for the Fund's "cash buffer." The cash buffer is the receptacle for daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders. BNY will invest the Fund's cash buffer in S&P 500 Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). The Manager believes that, over the long term, this strategy will enhance the investment performance of the Fund.


The Manager will, from time to time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to the volume of net cash flows and Fund liquidity.


MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


Principal Investors Fund                                               41
www.principal.com

FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.


42                                               Principal Investors Fund
                                                          1-800-547-7754

Bernstein has been the Fund's Sub-Advisor since December 6, 2000. BNY was added as an additional Sub-Advisor on March 1, 2006.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"4.96

"2002"-14.14


"2003"26.46


"2004"12.6


"2005"4.4



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 4.23%; Advisors Select Class is 4.40%;
Advisors Preferred Class is 4.67%; Select Class is 4.82%; and Preferred Class
is 5.00%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    15.40%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -18.62%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                     PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ......... ...                 4.23                                  5.80                       6.70
 ADVISORS SELECT CLASS.................                 4.40                                  6.02                       6.93
 ADVISORS PREFERRED CLASS..............                 4.67                                  6.68                       7.59
 SELECT CLASS..........................                 4.82                                  6.40                       7.31
 PREFERRED CLASS.......................                 5.00                                  6.57                       7.46
 Russell 1000 Value Index* ........                     7.05                                  5.28                       5.28
 Morningstar Large Value Category
 Average* .........................                     5.88                                  3.96                       4.05
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.78%     0.78%      0.78%    0.78%      0.78%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.66%     1.53%      1.35%    1.16%      1.04%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



Principal Investors Fund                                               43
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $169  $523  $902  $1,965
 ADVISORS SELECT CLASS                                                                             156   483   834   1,824
 ADVISORS PREFERRED CLASS                                                                          137   428   739   1,624
 SELECT CLASS                                                                                      118   368   638   1,409
 PREFERRED CLASS                                                                                   106   331   574   1,271




44                                               Principal Investors Fund
                                                          1-800-547-7754

PARTNERS LARGECAP VALUE FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2005 this range was between approximately $563 million and $371.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Key to the process used by the Sub-Advisor, UBS Global AM, in selecting securities for the Fund is fundamental investment research. UBS Global AM focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the assessment of UBS Global AM of what a security is worth. UBS Global AM seeks to select securities with fundamental values that it estimates to be greater than its market value at any given time. For each stock under analysis, UBS Global AM bases its estimates of fundamental value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. UBS Global AM derives investment value and organizes collective investment insights with an emphasis on primary research and company visits. UBS Global AM uses "uncommon" sources of information where, using a long-term focus, its analysts gather information concerning the ability of individual companies to generate profits, as well as analyze industry competitive strategy, structure and global integration.


UBS Global AM follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.


MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.


Principal Investors Fund                                               45
www.principal.com

UBS Global AM has been the Fund's Sub-Advisor since June 1, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2005"9.05



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 8.97%; Advisors Select Class is 9.05%;
Advisors Preferred Class is 9.24%; Select Class is 9.44%; and Preferred Class
is 9.65%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '05                                      3.94%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '05                                     -0.72%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                           PAST 1 YEAR                      LIFE OF FUND
 ADVISORS SIGNATURE
 CLASS ................                       8.97                             13.43
 ADVISORS SELECT CLASS.                       9.05                             13.56
 ADVISORS PREFERRED
 CLASS.................                       9.24                             13.76
 SELECT CLASS..........                       9.44                             13.97
 PREFERRED CLASS.......                       9.65                             14.18
 Russell 1000 Value
 Index *...............                       7.05                             13.87
 Morningstar Large
 Value Category
 Average* .............                       5.88                             11.26
  Index performance does not reflect deductions for fees, expenses or taxes.
 The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which the
  Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.80%     0.80%      0.80%    0.80%      0.80%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.68%     1.55%      1.37%    1.18%      1.06%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11




46                                               Principal Investors Fund
                                                          1-800-547-7754

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $171  $530  $913  $1,987
 ADVISORS SELECT CLASS                                                                             158   490   845   1,845
 ADVISORS PREFERRED CLASS                                                                          139   434   750   1,646
 SELECT CLASS                                                                                      120   375   649   1,432
 PREFERRED CLASS                                                                                   108   337   585   1,294



Principal Investors Fund                                               47
www.principal.com

PARTNERS LARGECAP VALUE FUND II
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2005, this range was between approximately $563 million and $371.7 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, American Century, uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The Sub-Advisor attempts to purchase the stocks of these undervalued companies and hold the stocks until they have returned to favor in the market and their price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. American Century may sell stocks from the Fund's portfolio if they believe a stock no longer meets their valuation criteria.


Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the Sub-Advisor looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. The Sub-Advisor also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue or increase.


American Century does not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the Fund's assets in U.S. equity securities at all times. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contract.


Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like sticks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.


When the Sub-Advisor believes it is prudent, the Fund may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies and other similar securities.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition. The Fund may actively trade securities in an attempt to achieve its investment objective.


In the event of exceptional market or economic conditions, the Fund may as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the Fund assumes a defensive position, it will not be pursuing its objective of capital growth.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


48                                               Principal Investors Fund
                                                          1-800-547-7754

INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Fund (e.g., a reduction in the Fund's net asset value) may leave the Fund in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 19.8%.



TEMPORARY DEFENSIVE STRATEGIES . To the extent the Fund assumes a defensive position, the Fund may succeed in avoiding losses but it will not be pursuing its objective of capital growth and may fail to achieve its investment objective.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.


Principal Investors Fund                                               49
www.principal.com

American Century has been the Fund's Sub-Advisor since December 29, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2005"3.32



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 3.19%; Advisors Select Class is 3.32%;
Advisors Preferred Class is 3.60%; Select Class is 3.69%; and Preferred Class
is 4.02%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '05                                      2.62%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '05                                     -1.20%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                           PAST 1 YEAR            LIFE OF FUND
 ADVISORS SIGNATURE CLASS.........             3.19                  3.27
 ADVISORS SELECT CLASS............             3.32                  3.41
 ADVISORS PREFERRED CLASS.........             3.60                  3.68
 SELECT CLASS.....................             3.69                  3.78
 PREFERRED CLASS..................             4.02                  4.10
 Russell 1000 Value Index* .......             7.05                  7.05
 Morningstar Large Value Category
 Average* ........................             5.88                  5.80
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *
  Lifetime results are measured from the date these share classes were first sold (December 29, 2004).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.85%     0.85%      0.85%    0.85%      0.85%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.73%     1.60%      1.42%    1.23%      1.11%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also


50                                               Principal Investors Fund
                                                          1-800-547-7754
 assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------------
                                                                           1     3     5      10
 ADVISORS SIGNATURE CLASS                                               $176  $545  $939  $2,041
 ADVISORS SELECT CLASS                                                   163   505   871   1,900
 ADVISORS PREFERRED CLASS                                                145   449   776   1,702
 SELECT CLASS                                                            125   390   676   1,489
 PREFERRED CLASS                                                         113   353   612   1,352



Principal Investors Fund                                               51
www.principal.com

DOMESTIC STOCK - MIDCAP FUNDS


52                                               Principal Investors Fund
                                                          1-800-547-7754

MIDCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index (as of December 31, 2005, this range was between approximately $563 million and $18.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 25% of Fund assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Fund is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or


Principal Investors Fund                                               53
www.principal.com
technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.


54                                               Principal Investors Fund
                                                          1-800-547-7754

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-3.93

"2002"-9.07


"2003"31.03


"2004"16.79


"2005"8.46



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 8.28%; Advisors Select Class is 8.46%;
Advisors Preferred Class is 8.58%; Select Class is 8.81%; and Preferred Class
is 8.94%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.00%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                   -10.69%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                      PAST 1 YEAR                         PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ......... .....                 8.28                               7.58                       8.37
 ADVISORS SELECT CLASS...................                 8.46                               7.71                       8.48
 ADVISORS PREFERRED CLASS................                 8.58                               7.92                       8.71
 SELECT CLASS............................                 8.81                               8.32/(1)/                  9.11/(1)/
 PREFERRED CLASS.........................                 8.94                               8.23                       9.02
 Russell Midcap Index* ............ .....                12.65                               8.45                       8.45
 Morningstar Mid-Cap Blend Category
 Average* ......................... .....                 9.21                               8.14                       8.29
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
 ///(//1//)
  /During 2003, the Select Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small positions, the total return shown in the table for Life of Fund is greater than it would have been without the redemption.


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.65%     0.65%      0.65%    0.65%      0.65%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.53%     1.40%      1.22%    1.03%      0.91%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



Principal Investors Fund                                               55
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $156  $483  $834  $1,824
 ADVISORS SELECT CLASS                                                                              143   443   766   1,680
 ADVISORS PREFERRED CLASS                                                                           124   387   670   1,477
 SELECT CLASS                                                                                       105   328   569   1,259
 PREFERRED CLASS                                                                                     93   290   504   1,120



56                                               Principal Investors Fund
                                                          1-800-547-7754

MIDCAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of medium capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2005, this range was between approximately $996 million and $18.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on CCI's assessment of current and future sales growth and operating margins. Up to 25% of Fund assets may be invested in foreign securities.


CCI focuses its stock selections on established companies that it believes to have sustainable competitive advantages and reasonable stock prices. It then constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over-and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


Principal Investors Fund                                               57
www.principal.com

ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 233.8%.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


58                                               Principal Investors Fund
                                                          1-800-547-7754

CCI became the Fund's Sub-Advisor on January 5, 2005.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-25.4

"2002"-40.85


"2003"31.65


"2004"9.65


"2005"12.62



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 12.54%; Advisors Select Class is 12.62%;
Advisors Preferred Class is 12.69%; Select Class is 13.09%; and Preferred
Class is 13.19%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     35.32%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                   -36.54%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                      PAST 1 YEAR                         PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ...............
                                                         12.54                                -6.52                      -7.13
 ADVISORS SELECT CLASS...................                12.62                                -6.43                      -7.05
 ADVISORS PREFERRED CLASS................                12.69                                -6.26                      -6.87
 SELECT CLASS............................                13.09                                -6.09                      -6.70
 PREFERRED CLASS.........................                13.19                                -5.98                      -6.59
 Russell Midcap Growth Index* ...........                12.10                                 1.38                       1.38
 Morningstar Mid-Cap Growth Category
 Average* ...............................                 9.70                                 0.01                       0.27
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.65%     0.65%      0.65%    0.65%      0.65%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.53%     1.40%      1.22%    1.03%      0.91%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



Principal Investors Fund                                               59
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $156  $483  $834  $1,824
 ADVISORS SELECT CLASS                                                                              143   443   766   1,680
 ADVISORS PREFERRED CLASS                                                                           124   387   670   1,477
 SELECT CLASS                                                                                       105   328   569   1,259
 PREFERRED CLASS                                                                                     93   290   504   1,120



60                                               Principal Investors Fund
                                                          1-800-547-7754

MIDCAP S&P 400 INDEX FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") MidCap 400 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 common stocks of medium sized U.S. (and some Canadian) companies. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2005, the market capitalization range of the Index was between approximately $423.4 million and $14.6 billion. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P MidCap 400. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P MidCap 400. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P MidCap 400 stocks. At times, the Fund's portfolio may be weighted differently from the S&P MidCap 400, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P MidCap 400 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.


Principal reserves the right to omit or remove any of the S&P MidCap 400 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.


Principal Investors Fund                                               61
www.principal.com

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


62                                               Principal Investors Fund
                                                          1-800-547-7754

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-1.53

"2002"-15.84


"2003"34.19


"2004"15.32


"2005"11.37



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 11.29%; Advisors Select Class is 11.37%;
Advisors Preferred Class is 11.62%; Select Class is 11.81%; and Preferred
Class is 11.92%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    17.52%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -16.80%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                      PAST 1 YEAR                         PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ...............
                                                         11.29                                7.25                       7.83
 ADVISORS SELECT CLASS...................                11.37                                7.39                       7.97
 ADVISORS PREFERRED CLASS................                11.62                                7.58                       8.17
 SELECT CLASS............................                11.81                                7.76                       8.35
 PREFERRED CLASS.........................                11.92                                7.91                       8.48
 S&P MidCap 400 Index* ..................                12.55                                8.59                       8.60
 Morningstar Mid-Cap Blend Category
 Average* ...............................                 9.21                                8.14                       8.29
  Index performance does not reflect deductions for fees, expenses or taxes.
 The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.15%     0.15%      0.15%    0.15%      0.15%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.03%     0.90%      0.72%    0.53%      0.41%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



Principal Investors Fund                                               63
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $105  $328  $569  $1,259
 ADVISORS SELECT CLASS                                                                               92   287   498   1,108
 ADVISORS PREFERRED CLASS                                                                            74   230   401     894
 SELECT CLASS                                                                                        54   170   296     665
 PREFERRED CLASS                                                                                     42   132   230     518



64                                               Principal Investors Fund
                                                          1-800-547-7754

MIDCAP VALUE FUND

The Fund seeks long-term growth of capital. The Manager has selected Principal and BHMS as Sub-Advisors to the Fund.

MAIN STRATEGIES

The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of December 31, 2005, this range was between approximately $563 million and $18.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The portion of Fund assets managed by Principal is invested in stocks that, in the opinion of Principal, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields. The Fund's investments are selected primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often over react to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.


The equity investment philosophy of Principal is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The BHMS investment strategy emphasizes low P/E ratios, low price to book ratios and high dividend yields, which should offer protection in a declining market environment. In a rising market environment, BHMS expects these securities to benefit from growth in profitability and earnings. The firm conducts its own market research and believes that individual stock selection is more important than sector weightings. BHMS normally does not time the market for short-term gains.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in kind or in cash among Sub-Advisors.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual


Principal Investors Fund                                               65
www.principal.com
funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . A Sub-Advisor may actively trade Fund securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 167.8%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.


66                                               Principal Investors Fund
                                                          1-800-547-7754

Principal has been the Fund's Sub-Advisor since December 6, 2000. BHMS was added as an additional Sub-Advisor on July 13, 2005.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"2.72

"2002"-8.28


"2003"27.2


"2004"15.8


"2005"12.15



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 11.98%; Advisors Select Class is 12.15%;
Advisors Preferred Class is 12.28%; Select Class is 12.49%; and Preferred
Class is 12.70%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.85%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -12.77%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                      PAST 1 YEAR                         PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ...............
                                                         11.98                                 9.00                      10.02
 ADVISORS SELECT CLASS...................                12.15                                 9.25                      10.27
 ADVISORS PREFERRED CLASS................                12.28                                 9.34                      10.36
 SELECT CLASS............................                12.49                                 9.35                      10.38
 PREFERRED CLASS.........................                12.70                                 9.56                      10.59
 Russell Midcap Value Index* ............                12.65                                12.21                      12.21
 Morningstar Mid-Cap Value Category
 Average* ...............................                 8.41                                 9.36                      10.05
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005/(1)/

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.65%     0.65%      0.65%    0.65%      0.65%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.53%     1.40%      1.22%    1.03%      0.91%
 * Other Expenses which include:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


Principal Investors Fund                                               67
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $156  $483  $834  $1,824
 ADVISORS SELECT CLASS                                                                             143   443   766   1,680
 ADVISORS PREFERRED CLASS                                                                          124   387   670   1,477
 SELECT CLASS                                                                                      105   328   569   1,259
 PREFERRED CLASS                                                                                    93   290   504   1,120




68                                               Principal Investors Fund
                                                          1-800-547-7754

PARTNERS MIDCAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2005 this range was between approximately $996 million and $18.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


Principal Investors Fund                                               69
www.principal.com

ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 185.7%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


70                                               Principal Investors Fund
                                                          1-800-547-7754

Turner has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-28.04

"2002"-32.58


"2003"47.93


"2004"11.33


"2005"11.33



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 11.17%; Advisors Select Class is 11.33%;
Advisors Preferred Class is 11.43%; Select Class is 11.74%; and Preferred
Class is 11.88%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     24.92%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                    -31.51%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                      PAST 1 YEAR                         PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ...............
                                                         11.17                                -2.17                      -3.03
 ADVISORS SELECT CLASS...................                11.33                                -2.31                      -3.14
 ADVISORS PREFERRED CLASS................                11.43                                -1.86                      -2.71
 SELECT CLASS............................                11.74                                -1.94                      -2.79
 PREFERRED CLASS.........................                11.88                                -1.75                      -2.61
 Russell Midcap Growth Index* ...........                12.10                                 1.38                       0.73
 Morningstar Mid-Cap Growth Category
 Average* ...............................                 9.70                                 0.01                      -0.56
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.88%     1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



Principal Investors Fund                                               71
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                                             178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                                          160   496     855   1,867
 SELECT CLASS                                                                                      140   437     755   1,657
 PREFERRED CLASS                                                                                   128   400     692   1,523



72                                               Principal Investors Fund
                                                          1-800-547-7754

PARTNERS MIDCAP GROWTH FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2005, this range was between approximately $996 million and $18.4 billion)) at the time of purchase. In the view of the Sub-Advisor, Mellon Equity, many medium-sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Fund may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Equity uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell" or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Equity manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency


Principal Investors Fund                                               73
www.principal.com
exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

Effective December 31, 2004, the Fund' Sub-Advisor was changed from The Dreyfus Corporation to Mellon Equity Associates, LLP. Both Dreyfus and Mellon Equity are wholly-owned subsidiaries of Mellon Financial Corporation. This change will have no impact on either the investment philosophy currently used in the portfolio or the investment team responsible for day-to-day portfolio management.

The inception date of the Fund is December 29, 2003. The Advisors Select, Advisors Preferred, Select and Preferred Classes were first offered for sale on June 1, 2004. The Advisors Signature Class was first offered for sale on November 1, 2004. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Signature Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2004"10.97

"2005"12.65



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 12.65%; Advisors Select Class is 12.78%;
Advisors Preferred Class is 12.94%; Select Class is 13.20%; and Preferred
Class is 13.35%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                     12.60%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '04                                     -3.90%
 The bar chart above shows year-by-year total returns for the Advisors
 Signature Class shares. For periods prior to the first full calendar year of operations of the Fund's Advisors Signature Class shares, the annual returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect fees and expenses of the Advisors Signature Class shares. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses.


74                                               Principal Investors Fund
                                                          1-800-547-7754

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                           PAST 1 YEAR                      LIFE OF FUND
 ADVISORS SIGNATURE
 CLASS ................
                                              12.65                            11.82
 ADVISORS SELECT CLASS.                       12.78                            13.85
 ADVISORS PREFERRED
 CLASS.................                       12.94                            14.08
 SELECT CLASS..........                       13.20                            14.31
 PREFERRED CLASS.......                       13.35                            14.54
 Russell Midcap Growth
 Index* ...............                       12.10                            14.63
 Morningstar Mid-Cap
 Growth Category
 Average* .............                        9.70                            12.92
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which the
  Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.88%     1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                           1     3       5      10
 ADVISORS SIGNATURE CLASS                               $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                   178   551     949   2,062
 ADVISORS PREFERRED CLASS                                160   496     855   1,867
 SELECT CLASS                                            140   437     755   1,657
 PREFERRED CLASS                                         128   400     692   1,523





Principal Investors Fund                                               75
www.principal.com

PARTNERS MIDCAP GROWTH FUND II
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Sub-Advisor, FMR, normally invests the Fund's assets primarily in common stocks. FMR normally invests at least 80% of the Fund's assets in securities of companies with medium market capitalizations (those with market capitalizations similar to the market capitalizations of companies in the Russell Midcap Growth Index and the Standard & Poor's MidCap 400 Index (S&P MidCap 400). A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of the companies in the Index changes with market conditions and the composition of the Index (as of December 31, 2005, this range was between approximately $996 million and $18.4 billion for the Russell Midcap Growth Index and between approximately $423.4 million and $14.6 billion for the S&P MidCap 400).

FMR may also invest the Fund's assets in companies with smaller or larger market capitalizations. FMR invests the Fund's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price-to-earnings or price-to-book ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

FMR uses the Russell Midcap Growth Index as a guide in structuring the Fund and selecting its investments. FMR considers the Fund's security, industry, and market capitalization weightings relative to the Index.


FMR may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers. FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity, and investment risk. In buying and selling securities for the Fund, FMR invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.


In addition to the principal investment strategies discussed above, FMR may lend the Fund's securities to broker-dealers or other institutions to earn income for the Fund. FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Fund may not achieve its objective.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.


76                                               Principal Investors Fund
                                                          1-800-547-7754

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries and companies in more developed countries.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 126.4%.


ADDITIONAL RISKS
.. INITIAL PUBLIC OFFERINGS ("IPOS"). The Fund's purchase of shares issued in
  IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.
.. HEDGING STRATEGIES. Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value) may leave the Fund in a worse position than if these strategies were not used.
.. HIGH YIELD SECURITIES. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").
.. MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Principal Investors Fund                                               77
www.principal.com

FMR has been the Fund's Sub-Advisor since December 29, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2005"13.34



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 13.24%; Advisors Select Class is 13.34%;
Advisors Preferred Class is 13.54%; Select Class is 13.64%; and Preferred
Class is 13.84%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '05                                      6.67%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '05                                     -0.40%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                           PAST 1 YEAR            LIFE OF FUND
 ADVISORS SIGNATURE CLASS.........            13.24                  13.05
 ADVISORS SELECT CLASS...........             13.34                  13.15
 ADVISORS PREFERRED CLASS.........            13.54                  13.35
 SELECT CLASS.....................            13.64                  13.45
 PREFERRED CLASS..................            13.84                  13.65
 Russell Midcap Growth Index*.....            12.10                  12.10
 Morningstar Mid-Cap Growth
 Category Average*................             9.70                   9.72
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date these share classes were first sold (December 29, 2004).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.88%     1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also


78                                               Principal Investors Fund
                                                          1-800-547-7754
 assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------
                                                                           1     3       5      10
 ADVISORS SIGNATURE CLASS                                               $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                   178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                160   496     855   1,867
 SELECT CLASS                                                            140   437     755   1,657
 PREFERRED CLASS                                                         128   400     692   1,523



Principal Investors Fund                                               79
www.principal.com

PARTNERS MIDCAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of December 31, 2005, this range was between approximately $563 million and $18.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.


80                                               Principal Investors Fund
                                                          1-800-547-7754

INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.


Principal Investors Fund                                               81
www.principal.com

Neuberger Berman has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-2.52

"2002"-10.54


"2003"34.83


"2004"21.73


"2005"10.01



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 9.88%; Advisors Select Class is 10.01%;
Advisors Preferred Class is 10.22%; Select Class is 10.41%; and Preferred
Class is 10.55%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.40%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -14.54%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                     PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ......... ...                  9.88                                 9.37                       10.57
 ADVISORS SELECT CLASS.................                 10.01                                 9.51                       10.73
 ADVISORS PREFERRED CLASS..............                 10.22                                 9.97                       11.19
 SELECT CLASS..........................                 10.41                                 9.91                       11.13
 PREFERRED CLASS.......................                 10.55                                10.04                       11.26
 Russell Midcap Value Index* ...... ...                 12.65                                12.21                       12.21
 Morningstar Mid-Cap Value Category
 Average* ......................... ...                  8.41                                 9.36                       10.05
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.88%     1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



82                                               Principal Investors Fund
                                                          1-800-547-7754

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                                             178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                                          160   496     855   1,867
 SELECT CLASS                                                                                      140   437     755   1,657
 PREFERRED CLASS                                                                                   128   400     692   1,523




Principal Investors Fund                                               83
www.principal.com

PARTNERS MIDCAP VALUE FUND I

The Fund seeks long-term growth of capital. The Manager has selected GSAM and LA Capital as Sub-Advisors to the Fund.

MAIN STRATEGIES

Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Value Index (as of December 31, 2005, the range was between approximately $563 million and $18.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The stocks are selected using a value oriented investment approach by the Sub-Advisor, GSAM. GSAM evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such company's long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting GSAM's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of GSAM, are available at attractive prices.

LA Capital employs a quantitative approach for selecting securities it believes are favored in the current market environment. The firm's proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of medium capitalization securities based on a security's exposure and the Model's expected return for each factor.


The portion of the Fund's assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell MidCap Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm's Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund asset among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


84                                               Principal Investors Fund
                                                          1-800-547-7754

MEDIUM CAPITALIZATIONS . Companies with smaller capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.


Principal Investors Fund                                               85
www.principal.com

GSAM has been the Fund's Sub-Advisor since December 29, 2003. LA Capital was added as an additional Sub-Advisor on October 3, 2005.

The inception date of the Fund is December 29, 2003. The Advisors Select, Advisors Preferred, Select and Preferred Classes were first offered for sale on June 1, 2004. The Advisors Signature Class was first offered for sale on November 1, 2004. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Signature Class performance is shown.


Year-by-Year Total Return (%) as of 12/31 each year

"2004"24.59

"2005"11.49




LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 11.49%; Advisors Select Class is 11.69%;
Advisors Preferred Class is 11.85%; Select Class is 12.06%; and Preferred
Class is 12.25%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                     12.56%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '05                                      0.29%
 The bar chart above shows year-by-year total returns for the Advisors
 Signature Class shares. For periods prior to the first full calendar year of operations of the Fund's Advisors Signature Class shares, the annual returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect fees and expenses of the Advisors Signature Class shares. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                           PAST 1 YEAR                      LIFE OF FUND
 ADVISORS SIGNATURE
 CLASS ................                       11.49                            17.74
 ADVISORS SELECT CLASS.                       11.69                            19.12
 ADVISORS PREFERRED
 CLASS.................                       11.85                            19.24
 SELECT CLASS..........                       12.06                            19.45
 PREFERRED CLASS.......                       12.25                            19.65
 Russell Midcap Value
 Index* ...............                       12.65                            20.68
 Morningstar Mid-Cap
 Value Category
 Average* .............                        8.41                            14.75
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which the
  Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.


86                                               Principal Investors Fund
                                                          1-800-547-7754

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.88%     1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                                             178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                                          160   496     855   1,867
 SELECT CLASS                                                                                      140   437     755   1,657
 PREFERRED CLASS                                                                                   128   400     692   1,523





Principal Investors Fund                                               87
www.principal.com

DOMESTIC STOCKS - SMALLCAP FUNDS


88                                               Principal Investors Fund
                                                          1-800-547-7754

PARTNERS SMALLCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Standard and Poor's SmallCap 600 Index (as of December 31, 2005, this range was between approximately $46 million and $3.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting investments for the Fund, the Sub-Advisor, Mellon Equity, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, stocks are selected on a company by company basis. To ensure ample diversification, the portfolio's assets are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives the Fund's performance.


MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in


Principal Investors Fund                                               89
www.principal.com
the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Effective December 31, 2004, the Fund' Sub-Advisor was changed from The Dreyfus Corporation to Mellon Equity Associates, LLP. Both Dreyfus and Mellon Equity are wholly-owned subsidiaries of Mellon Financial Corporation. This change will have no impact on either the investment philosophy currently used in the portfolio or the investment team responsible for day-to-day portfolio management.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2003"43.42

"2004"21.52


"2005"3.07



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 2.90%; Advisors Select Class is 3.07%;
Advisors Preferred Class is 3.24%; Select Class is 3.48%; and Preferred Class
is 3.60%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     21.83%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q1 '03
  -4.80%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                            PAST 1 YEAR                       LIFE OF FUND
 ADVISORS SIGNATURE
 CLASS ................                        2.90                              21.40
 ADVISORS SELECT CLASS.                        3.07                              21.58
 ADVISORS PREFERRED
 CLASS.................                        3.24                              21.79
 SELECT CLASS..........                        3.48                              22.04
 PREFERRED CLASS.......                        3.60                              22.18
 S&P SmallCap 600
 Index* ...............                        7.67                              22.38
 Morningstar Small
 Blend Category
 Average* .............                        6.62                              21.82
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 30, 2002. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 *Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).



90                                               Principal Investors Fund
                                                          1-800-547-7754

FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.88      1.75       1.57     1.38       1.26
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                                             178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                                          160   496     855   1,867
 SELECT CLASS                                                                                      140   437     755   1,657
 PREFERRED CLASS                                                                                   128   400     692   1,523



Principal Investors Fund                                               91
www.principal.com

PARTNERS SMALLCAP GROWTH FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of: 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2005, the range was between approximately $607 million and $4.4 billion)) at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies and industries. In addition, the Fund may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, Alliance, employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, it looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, Alliance analyzes such factors as:
.. Financial condition (such as debt to equity ratio)
.. Market share and competitive leadership of the company's products
.. Earning growth relative to competitors
.. Market valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies

Alliance follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.


MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some


92                                               Principal Investors Fund
                                                          1-800-547-7754
investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Principal Investors Fund                                               93
www.principal.com

Alliance became Sub-Advisor to the Fund on March 29, 2003.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-14.43

"2002"-40.98


"2003"46.43


"2004"13.69


"2005"4.77



LOGO

Year-to-date return as of December 31, 2005 for the: Advisors Signature Class
is 4.64; Advisors Select Class is 4.77%;
Advisors Preferred Class is 4.97%; Select Class is 5.05%; and Preferred Class
is 5.23%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     26.89%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                   -26.61%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                     PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS .............
                                                        4.64                                 -2.66                       -1.87
 ADVISORS SELECT CLASS.................                 4.77                                 -2.51                       -1.70
 ADVISORS PREFERRED CLASS..............                 4.97                                 -2.33                       -1.53
 SELECT CLASS..........................                 5.05                                 -2.16                       -1.35
 PREFERRED CLASS.......................                 5.23                                 -1.94                       -1.14
 Russell 2000 Growth Index* ...........                 4.15                                  2.28                        2.28
 Morningstar Small Growth Category
 Average* .............................                 5.74                                  2.17                        2.39
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.10%     1.10%      1.10%    1.10%      1.10%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.98%     1.85%      1.67%    1.48%      1.36%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLE


94                                               Principal Investors Fund
                                                          1-800-547-7754

 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $201  $621  $1,068  $2,306
 ADVISORS SELECT CLASS                                                                             188   582   1,001   2,169
 ADVISORS PREFERRED CLASS                                                                          170   526     907   1,976
 SELECT CLASS                                                                                      151   468     808   1,768
 PREFERRED CLASS                                                                                   138   431     745   1,635



Principal Investors Fund                                               95
www.principal.com

PARTNERS SMALLCAP GROWTH FUND II

The Fund seeks long-term growth of capital. The Manager has selected UBS Global AM and Emerald as Sub-Advisors to the Fund.

MAIN STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2005, this range was between approximately $607 million and $4.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.


96                                               Principal Investors Fund
                                                          1-800-547-7754

SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries .



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Principal Investors Fund                                               97
www.principal.com

UBS Global AM became the Fund's Sub-Advisor on April 22, 2002. Emerald was added as an additional Sub-Advisor on September 1, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-20.88

"2002"-25.71


"2003"43.8


"2004"10.39


"2005"6.3



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 6.20%; Advisors Select Class is 6.30%;
Advisors Preferred Class is 6.44%; Select Class is 6.77%; and Preferred Class
is 6.83%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     29.65%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                   -31.33%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                     PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS .............
                                                        6.20                                 -0.18                       -2.71
 ADVISORS SELECT CLASS.................                 6.30                                 -0.16                       -2.68
 ADVISORS PREFERRED CLASS..............                 6.44                                  0.18                       -2.35
 SELECT CLASS..........................                 6.77                                  0.31                       -2.23
 PREFERRED CLASS.......................                 6.83                                  0.46                       -2.09
 Russell 2000 Growth Index* ...........                 4.15                                 20.93                        2.28
 Morningstar Small Growth Category
 Average* .............................                 5.74                                 19.76                        2.39
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.88%     1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


98                                               Principal Investors Fund
                                                          1-800-547-7754

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                                             178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                                          160   496     855   1,867
 SELECT CLASS                                                                                      140   437     755   1,657
 PREFERRED CLASS                                                                                   128   400     692   1,523



Principal Investors Fund                                               99
www.principal.com

PARTNERS SMALLCAP GROWTH FUND III
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2500 Growth Index (as of December 31, 2005, the range was between approximately $26 million and $10.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Mazama, the Sub-Advisor, utilizes a fundamental, bottom-up approach to security selection. In selecting securities for the Fund, Mazama performs a detailed analysis of company financials using a proprietary Price/Performance Model. The Model focuses on two main valuation components: estimates of a company's return-on-equity versus the forward price-to-earnings ratio as a measure of a current value and on a company's earnings growth versus the forward price-to-earnings ratio. Mazama also conducts ongoing discussions with company executives and key employees as well as visits to evaluate company operations first hand. Though Mazama does not incorporate top-down analysis in its investment process, it does incorporate knowledge of broad economic themes and trends to provide a backdrop for its bottom-up research. After identifying interesting investment opportunities, Mazama looks at other top companies in that sector to evaluate the overall attractiveness of the specific company as well as other companies in that sector.


Mazama's determination to sell a security from the Fund's portfolio is based on either a deterioration in the company's fundamentals or by a reduction in ranking due to price appreciation which is then reflected in a lower Price/ Performance Model score.


MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries


100                                              Principal Investors Fund
                                                          1-800-547-7754

INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Principal Investors Fund                                              101
www.principal.com

Mazama has been the Fund's Sub-Advisor since June 1, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2005"11.89



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 11.78%; Advisors Select Class is 11.89%;
Advisors Preferred Class is 12.07%; Select Class is 12.24%; and Preferred
Class is 12.32%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '05                                      7.99%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '05                                     -6.03%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                           PAST 1 YEAR                      LIFE OF FUND
 ADVISORS SIGNATURE
 CLASS ................
                                              11.78                            12.37
 ADVISORS SELECT CLASS.                       11.89                            12.57
 ADVISORS PREFERRED
 CLASS.................                       12.07                            12.74
 SELECT CLASS..........                       12.24                            12.92
 PREFERRED CLASS.......                       12.32                            13.04
 Russell 2500 Growth
 Index* ...............                        8.17                            12.32
 Morningstar Small
 Growth Category
 Average* .............                        5.74                            10.67
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which the
  Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance that is no higher than the historical performance of the Institutional Class shares.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.10%     1.10%      1.10%    1.10%      1.10%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.98%     1.85%      1.67%    1.48%      1.36%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



 EXAMPLE


102                                              Principal Investors Fund
                                                          1-800-547-7754

 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $201  $621  $1,068  $2,306
 ADVISORS SELECT CLASS                                                                             188   582   1,001   2,169
 ADVISORS PREFERRED CLASS                                                                          170   526     907   1,976
 SELECT CLASS                                                                                      151   468     808   1,768
 PREFERRED CLASS                                                                                   138   431     745   1,635



Principal Investors Fund                                              103
www.principal.com

PARTNERS SMALLCAP VALUE FUND

The Fund seeks long-term growth of capital. The Manager has selected Ark Asset and LA Capital as Sub-Advisors to the Fund.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2005, this range was between approximately $38 million and $3.5 billion) or $2 billion, whichever is greater,) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign corporations.

The Sub-Advisor, Ark Asset, purchases securities for the Fund that it considers to be attractive equity investments that are consistent with its investment philosophy of maintaining a diversified investment portfolio. Ark Asset seeks to minimize risk by generally allocating Fund assets among economic or industry sectors to within 5 percentage points of that economic sector's percentage weighting (on an absolute basis) of the Russell 2000 Index.


In selecting securities for the Fund, Ark Asset combines a systematic quantitative approach with traditional fundamental analysis. Ark Asset uses proprietary computer models that incorporate data from several sources to identify those companies whose securities present what it believes to be favorable investment opportunities relative to the securities of other companies. Ark Asset uses both a "Valuation Model" as well as an "Earnings Trend Model" in analyzing potential securities in which to invest. Ratings from both models are combined to develop an overall rating for each security under review. Stocks with the highest overall rating are considered for inclusion in the Fund's portfolio and undergo a thorough fundamental analysis. Ark Asset considers selling a stock in the Fund's portfolio if it becomes less attractive because of deteriorating current fundamentals or declining earnings expectations.


The Sub-Advisor, LA Capital, employs a quantitative approach in selecting securities it believes are favored in the current market environment. The firm's proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of small capitalization securities based on a security's exposure, and the Model's expected return for each factor.


The portion of the Fund's assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell 2000 Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm's Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


104                                              Principal Investors Fund
                                                          1-800-547-7754

STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.


Principal Investors Fund                                              105
www.principal.com

Ark Asset has been Sub-Advisor to the Fund since March 1, 2001. LA Capital was added as an additional Sub-Advisor on September 1, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-10.84

"2003"36.81


"2004"17.03


"2005"6.89



LOGO

Year-to-date return as of December 31, 2005 for the: Advisors Signature Class
is 6.70%; Advisors Select Class is 6.89%;
Advisors Preferred Class is 7.08%; Select Class is 7.22%; and Preferred Class
is 7.36%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    19.20%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -21.03%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                           PAST 1 YEAR                      LIFE OF FUND
 ADVISORS SIGNATURE
 CLASS.................                       6.70                             12.13
 ADVISORS SELECT CLASS.                       6.89                             12.28
 ADVISORS PREFERRED
 CLASS.................                       7.08                             12.51
 SELECT CLASS..........                       7.22                             12.69
 PREFERRED CLASS.......                       7.36                             12.87
 Russell 2000 Value
 Index* ...............                       4.71                             13.44
 Morningstar Small
 Value Category
 Average* .............                       6.13                             13.40
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the
  Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 *Lifetime results are measured from the date the Institutional shares were first sold
  (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.88%     1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



106                                              Principal Investors Fund
                                                          1-800-547-7754

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                                             178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                                          160   496     855   1,867
 SELECT CLASS                                                                                      140   437     755   1,657
 PREFERRED CLASS                                                                                   128   400     692   1,523



Principal Investors Fund                                              107
www.principal.com

PARTNERS SMALLCAP VALUE FUND I

The Fund seeks long-term growth of capital. The Manager has selected Mellon Equity and Morgan as Sub-Advisors to the Fund.

MAIN STRATEGIES

The Fund invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2005, this range was between approximately $38 million and $3.5 billion)) at the time of purchase. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Fund's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Fund relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include various valuation and momentum measures. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the portion of the Fund sub-advised by Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.


Morgan may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


In selecting investments for the Fund, the Sub-Advisor, Mellon Equity, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, Mellon Equity selects stocks on a company by company basis. To ensure ample diversification, the portion of the Fund's assets managed by Mellon Equity are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.


Since the Fund has a long-term investment perspective, Mellon Equity does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decisions to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisors, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


108                                              Principal Investors Fund
                                                          1-800-547-7754

MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operational history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities that may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Fund's investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Companies doing business in emerging markets may not have the same range of opportunities as companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, neither Sub-Advisor can guarantee continued access to IPO offerings and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment. The Fund is not designed for investors seeking income or conservation of capital.

Morgan has been the Fund's Sub-Advisor since December 30, 2002. Mellon Equity was added as an additional Sub-Advisor on August 8, 2005.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


Principal Investors Fund                                              109
www.principal.com

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2003"49.18

"2004"22.21


"2005"5.64



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 5.52%; Advisors Select Class is 5.64%;
Advisors Preferred Class is 5.80%; Select Class is 6.07%; and Preferred Class
is 6.18%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     23.10%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q1 '03
  -4.57%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                            PAST 1 YEAR                       LIFE OF FUND
 ADVISORS SIGNATURE
 CLASS ................                        5.52                              24.57
 ADVISORS SELECT CLASS.                        5.64                              24.68
 ADVISORS PREFERRED
 CLASS.................                        5.80                              24.89
 SELECT CLASS..........                        6.07                              25.18
 PREFERRED CLASS.......                        6.18                              25.32
 Russell 2000 Value
 Index* ...............                        4.71                              23.18
 Morningstar Small
 Value Category
 Average* .............                        6.13                              22.26
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 30, 2002. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 *Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.88%     1.75%      1.57%    1.38%      1.26%
 * Other Expenses which includes:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                                             178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                                          160   496     855   1,867
 SELECT CLASS                                                                                      140   437     755   1,657
 PREFERRED CLASS                                                                                   128   400     692   1,523



110                                              Principal Investors Fund
                                                          1-800-547-7754

Principal Investors Fund                                              111
www.principal.com

PARTNERS SMALLCAP VALUE FUND II

The Fund seeks long-term growth of capital. The Manager has selected Dimensional and Vaughan Nelson as Sub-Advisors to the Fund.

MAIN STRATEGIES
As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of such small companies. Up to 25% of the Fund's assets may be invested in foreign securities.

Dimensional invests Fund assets primarily in a diversified group of equity securities of small U.S. companies which Dimensional believes to be value stocks at the time of purchase. As of the date of this Prospectus, Dimensional considers companies whose market capitalizations typically are in the lowest 10% of the domestic market universe of operating companies at the time of purchase to be small companies. Dimensional uses a disciplined approach to constructing the Fund's portfolio. Dimensional typically divides the universe into size and style categories and then analyzes the securities themselves to evaluate their fit in Dimensional's universe.


Dimensional considers a security to be a value stock primarily because the company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, Dimensional may consider additional factors such as price to cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria Dimensional uses for assessing value are subject to change from time-to-time.


Dimensional uses a market capitalization weighted approach in determining individual security weights. Market capitalization weighting means each security is generally purchased based on the issuer's relative market capitalization. Market capitalization weighting will be adjusted by Dimensional for a variety of factors. Dimensional may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by Dimensional given market conditions. Dimensional may exclude the stock of a company that meets applicable market capitalization criterion if adjustments will result in a deviation from traditional market capitalization weighting. The Statement of Additional Information has more information Dimensional's use of market capitalization weighted approach for the Fund.


Vaughan Nelson considers U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of September 30, 2005, this range was between approximately $2 million and $3.7 billion)) at the time of purchase. Under normal market conditions, the portion of the Fund sub-advised by Vaughan Nelson invests at least 80% of its assets in equity securities of such companies.


Vaughan Nelson invests in small capitalization companies with a focus on absolute return using a bottom-up value oriented investment process. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:
^""companies earning a positive economic margin with stable-to-improving returns;
^""companies valued at a discount to their asset value; and ^""companies with an attractive dividend yield and minimal basis risk.

In selecting investments, Vaughan Nelson generally employs the following strategy:
^""value driven investment philosophy that selects stocks selling at attractive values based upon anticipated fundamentals of the business. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.
^""Vaughan Nelson starts with an investment universe of 5,000 securities, then, using value-driven screens, creates a research universe of companies with market capitalizations of at least $100 million;
^""uses fundamental analysis to construct a portfolio of securities that Vaughan
  Nelson believes has an attractive return potential.

Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson's price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.


112                                              Principal Investors Fund
                                                          1-800-547-7754

The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, Fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund asset among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may under perform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Fund's investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.


Principal Investors Fund                                              113
www.principal.com

Dimensional has been the Fund's Sub-Advisor since June 1, 2004. Vaughan Nelson was added as an additional Sub-Advisor of October 3, 2005.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2005"6.87



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 6.76%; Advisors Select Class is 6.87%;
Advisors Preferred Class is 7.12%; Select Class is 7.38%; and Preferred Class
is 7.54%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '05                                      5.70%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '05                                    -2.75%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                           PAST 1 YEAR                      LIFE OF FUND
 ADVISORS SIGNATURE
 CLASS.................                       6.76                             15.00
 ADVISORS SELECT CLASS.                       6.87                             15.09
 ADVISORS PREFERRED
 CLASS.................                       7.12                             15.32
 SELECT CLASS..........                       7.38                             15.57
 PREFERRED CLASS.......                       7.54                             15.75
 Russell 2000 Value
 Index* ...............                       4.71                             14.98
 Morningstar Small
 Value Category
 Average* .............                       6.13                             14.74
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which the
  Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.88%     1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11




114                                              Principal Investors Fund
                                                          1-800-547-7754

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                                             178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                                          160   496     855   1,867
 SELECT CLASS                                                                                      140   437     755   1,657
 PREFERRED CLASS                                                                                   128   400     692   1,523



Principal Investors Fund                                              115
www.principal.com

SMALLCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index (as of December 31, 2005, this range was between approximately $26 million and $4.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


The equity investment philosophy of Principal is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Principal may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.


116                                              Principal Investors Fund
                                                          1-800-547-7754

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.


Principal Investors Fund                                              117
www.principal.com

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"6.66

"2002"-17.51


"2003"41.74


"2004"15.59


"2005"8.97



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class if 8.78%; Advisors Select Class is 8.97%;
Advisors Preferred Class is 9.05%; Select Class is 9.35%; and Preferred Class
is 9.47%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     19.73%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -16.16%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                      PAST 1 YEAR                         PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ...............                 8.78                                9.29                       10.40
 ADVISORS SELECT CLASS...................                 8.97                                9.45                       10.57
 ADVISORS PREFERRED CLASS................                 9.05                                9.60                       10.72
 SELECT CLASS............................                 9.35                                9.75                       10.87
 PREFERRED CLASS.........................                 9.47                                9.98                       11.09
 Russell 2000 Index* ....................                 4.55                                8.22                        8.22
 Morningstar Small Blend Category
 Average* ...............................                 6.62                                9.89                       10.22
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date these share classes were first sold (December 6,2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.75%     0.75%      0.75%    0.75%      0.75%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.63%     1.50%      1.32%    1.13%      1.01%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11




118                                              Principal Investors Fund
                                                          1-800-547-7754

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $166  $514  $887  $1,933
 ADVISORS SELECT CLASS                                                                             153   474   818   1,791
 ADVISORS PREFERRED CLASS                                                                          134   418   723   1,590
 SELECT CLASS                                                                                      115   359   622   1,375
 PREFERRED CLASS                                                                                   103   322   558   1,236



Principal Investors Fund                                              119
www.principal.com

SMALLCAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Growth Index (as of December 31, 2005, the range was between approximately $607 million and $4.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The equity investment philosophy of Principal, the Sub-Advisor, is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in


120                                              Principal Investors Fund
                                                          1-800-547-7754
those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 181.7%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Principal Investors Fund                                              121
www.principal.com

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"0.69

"2002"-39.61


"2003"47.61


"2004"13.7


"2005"3.69



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 3.48%; Advisors Select Class is 3.69%;
Advisors Preferred Class is 3.78%; Select Class is 4.10%; and Preferred Class
is 4.20%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     33.46%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                    -33.27%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                      PAST 1 YEAR                         PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ...............                 3.48                                0.97                       0.11
 ADVISORS SELECT CLASS...................                 3.69                                1.14                       0.28
 ADVISORS PREFERRED CLASS................                 3.78                                1.29                       0.43
 SELECT CLASS............................                 4.10                                1.56                       0.66
 PREFERRED CLASS.........................                 4.20                                1.60                       0.71
 Russell 2000 Growth Index* .............                 4.15                                2.28                       2.28
 Morningstar Small Growth Category
 Average* ...............................                 5.74                                2.17                       2.39
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.75%     0.75%      0.75%    0.75%      0.75%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.63%     1.50%      1.32%    1.13%      1.01%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



122                                              Principal Investors Fund
                                                          1-800-547-7754

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $166  $514  $887  $1,933
 ADVISORS SELECT CLASS                                                                             153   474   818   1,791
 ADVISORS PREFERRED CLASS                                                                          134   418   723   1,590
 SELECT CLASS                                                                                      115   359   622   1,375
 PREFERRED CLASS                                                                                   103   322   558   1,236



Principal Investors Fund                                              123
www.principal.com

SMALLCAP S&P 600 INDEX FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") SmallCap 600 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P SmallCap 600 Index. The S&P SmallCap 600 is an unmanaged index of 600 domestic stocks chosen for market size, liquidity and industry group representative. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2005, the market capitalization range of the Index was between approximately $46 million and $3.7 billion. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P SmallCap 600. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P SmallCap 600. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P SmallCap 600 stocks. At times, the Fund's portfolio may be weighted differently from the S&P SmallCap 600, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P SmallCap 600 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.


Principal reserves the right to omit or remove any of the S&P SmallCap 600 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.


124                                              Principal Investors Fund
                                                          1-800-547-7754

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of
     The McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


Principal Investors Fund                                              125
www.principal.com

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"5.64

"2002"-15.6


"2003"37.69


"2004"21.34


"2005"6.66



LOGO

Year-to-date return as of December 31, 2005 for the: Advisors Select Class is
6.66%; Advisors Preferred Class is 6.79%;
Advisors Signature Class is 6.53%; Select Class is 7.03%; and Preferred Class
is 7.15%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     20.39%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -18.81%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                      PAST 1 YEAR                         PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ......... .....                 6.53                                 9.54                      10.85
 ADVISORS SELECT CLASS...................                 6.66                                 9.70                      11.02
 ADVISORS PREFERRED CLASS................                 6.79                                 9.87                      11.19
 SELECT CLASS............................                 7.03                                10.07                      11.39
 PREFERRED CLASS.........................                 7.15                                10.18                      11.50
 S&P SmallCap 600 Index* .......... .....                 7.67                                10.76                      10.76
 Morningstar Small Blend Category
 Average* ......................... .....                 6.62                                 9.89                      10.22
  Index performance does not reflect deductions for fees, expenses or taxes.
 The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares was first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.15%     0.15%      0.15%    0.15%      0.15%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.03%     0.90%      0.72%    0.53%      0.41%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



126                                              Principal Investors Fund
                                                          1-800-547-7754

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $105  $328  $569  $1,259
 ADVISORS SELECT CLASS                                                                              92   287   498   1,108
 ADVISORS PREFERRED CLASS                                                                           74   230   401     894
 SELECT CLASS                                                                                       54   170   296     665
 PREFERRED CLASS                                                                                    42   132   230     518



Principal Investors Fund                                              127
www.principal.com

SMALLCAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2005, this range was between approximately $38 million and $3.5 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of the Sub-Advisor, Principal, is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage its stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in


128                                              Principal Investors Fund
                                                          1-800-547-7754
those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 133.7%.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.


Principal Investors Fund                                              129
www.principal.com

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"9.33

"2002"-3.36


"2003"42.56


"2004"19.1


"2005"8.38



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 8.22%; Advisors Select Class is 8.38%;
Advisors Preferred Class is 8.64%; Select Class is 8.77%; and Preferred Class
is 8.93%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     23.04%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -16.36%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                      PAST 1 YEAR                         PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ...............                 8.22                                14.07                      15.30
 ADVISORS SELECT CLASS...................                 8.38                                14.22                      15.46
 ADVISORS PREFERRED CLASS................                 8.64                                14.44                      15.67
 SELECT CLASS............................                 8.77                                14.62                      15.86
 PREFERRED CLASS.........................                 8.93                                14.75                      16.01
 Russell 2000 Value Index* ..............                 4.71                                13.55                      13.55
 Morningstar Small Value Category
 Average* ...............................                 6.13                                13.50                      13.66
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.75%     0.75%      0.75%    0.75%      0.75%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.63%     1.50%      1.32%    1.13%      1.01%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11




130                                              Principal Investors Fund
                                                          1-800-547-7754

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $166  $514  $887  $1,933
 ADVISORS SELECT CLASS                                                                             153   474   818   1,791
 ADVISORS PREFERRED CLASS                                                                          134   418   723   1,590
 SELECT CLASS                                                                                      115   359   622   1,375
 PREFERRED CLASS                                                                                   103   322   558   1,236



Principal Investors Fund                                              131
www.principal.com

FIXED INCOME FUNDS


132                                              Principal Investors Fund
                                                          1-800-547-7754

BOND & MORTGAGE SECURITIES FUND
The Fund seeks to provide current income.

MAIN STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).

The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Fund may actively trade securities in an attempt to achieve its investment objective.


During the fiscal year ended October 31, 2005, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

59.35% in securities      14.61% in securities       0.56% in securities rated
rated Aaa                 rated Baa                  Caa
5.95% in securities       3.30% in securities rated  0.06% in securities rated
rated Aa                  Ba                         Ca
12.55% in securities      3.60% in securities rated  0.02% in securities rated
rated A                   B                          C




The above percentages for Aaa, Baa, Ba and B rated securities includes 0.02%, 0.01%, 0.01%, and 0.03% respectively of unrated securities which have been determined by the manager to be of comparable quality.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Fund. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates.


Principal Investors Fund                                              133
www.principal.com

Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



PORTFOLIO DURATION. . The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.


134                                              Principal Investors Fund
                                                          1-800-547-7754

HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 202.1%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


Principal Investors Fund                                              135
www.principal.com

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"6.76

"2002"8.09


"2003"3.38


"2004"3.91


"2005"1.73



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 1.59%; Advisors Select Class is 1.73%;
Advisors Preferred Class is 1.81%; Select Class is 2.07%; and Preferred Class
is 2.22%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                      4.03%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                    -2.50%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                      PAST 1 YEAR                         PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ...............                 1.59                                4.64                       4.83
 ADVISORS SELECT CLASS...................                 1.73                                4.75                       4.94
 ADVISORS PREFERRED CLASS................                 1.81                                4.97                       5.16
 SELECT CLASS............................                 2.07                                5.39                       5.60
 PREFERRED CLASS ........................                 2.22                                5.28                       5.49
 Lehman Brothers Aggregate Bond Index* ..                 2.43                                5.87                       5.87
 Morningstar Intermediate-Term Bond
 Category Average*.......................                 1.79                                5.32                       5.32
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.54%     0.54%      0.54%    0.54%      0.54%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.78      0.67       0.54     0.51       0.48
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.67%     1.51%      1.33%    1.15%      1.02%
 * Other Expenses which include:
  Service Fee ............    0.25%     0.25%      0.17%    0.15%      0.15%
  Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11
  Reverse Repurchase
  Agreement Interest
  Expense.................    0.25      0.22       0.22     0.23       0.22

  (expenses that are deducted from Fund assets) as of October 31, 2005


136                                              Principal Investors Fund
                                                          1-800-547-7754

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $170  $526  $907  $1,976
 ADVISORS SELECT CLASS                                                                              154   477   824   1,802
 ADVISORS PREFERRED CLASS                                                                           135   421   729   1,601
 SELECT CLASS                                                                                       117   365   633   1,398
 PREFERRED CLASS                                                                                    104   325   563   1,248




Principal Investors Fund                                              137
www.principal.com

GOVERNMENT & HIGH QUALITY BOND FUND F/K/A GOVERNMENT SECURITIES FUND The Fund seeks to provide current income.

MAIN STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Fund relies on the professional judgment of Principal to make decisions about the Fund's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Fund may also hold cash and cash equivalents. The size of the Fund's cash position depends on various factors, including market conditions and purchases and redemptions of Fund shares. A large cash position could impact the ability of the Fund to achieve its objective but it also would reduce the Fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not affect interest income on securities already held by the Fund, but are reflected in the Fund's price per share. Since the magnitude of these fluctuations generally is greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying


138                                              Principal Investors Fund
                                                          1-800-547-7754
mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Fund.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 542.3%.


INVESTOR PROFILE
The Fund may be an appropriate for investors seeking diversification by investing in a fixed-income mutual fund.


Principal Investors Fund                                              139
www.principal.com

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"6.27

"2002"7.89


"2003"0.94


"2004"2.79


"2005"1.41



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 1.27%; Advisors Select Class is 1.41%;
Advisors Preferred Class is 1.49%; Select Class is 1.69%; and Preferred Class
is 1.80%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                      4.01%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                    -1.74%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                        PAST 1 YEAR                        PAST 5 YEARS               LIFE OF FUND
 ADVISORS SIGNATURE CLASS .................                1.27                                3.70                      3.85
 ADVISORS SELECT CLASS.....................                1.41                                3.83                      3.97
 ADVISORS PREFERRED CLASS..................                1.49                                4.01                      4.15
 SELECT CLASS..............................                1.69                                4.24                      4.38
 PREFERRED CLASS...........................                1.80                                4.36                      4.49
 Lehman Brothers Government/Mortgage Index
 * ........................................                2.63                                5.40                      5.40
 Morningstar Intermediate Government
 Category Average*.........................                1.90                                4.62                      4.74
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
  * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.40%     0.40%      0.40%    0.40%      0.40%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.56      0.47       0.34     0.30       0.28
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.31%     1.17%      0.99%    0.80%      0.68%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11
    Reverse Repurchase
  Agreement Interest
  Expense                     0.03      0.02       0.02     0.02       0.02



140                                              Principal Investors Fund
                                                          1-800-547-7754

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $133  $415  $718  $1,579
 ADVISORS SELECT CLASS                                                                              119   372   644   1,420
 ADVISORS PREFERRED CLASS                                                                           101   315   547   1,213
 SELECT CLASS                                                                                        82   255   444     990
 PREFERRED CLASS                                                                                     69   218   379     847




Principal Investors Fund                                              141
www.principal.com

HIGH QUALITY INTERMEDIATE-TERM BOND FUND
The Fund seeks to provide current income.

MAIN STRATEGIES
The Fund invests primarily in intermediate term fixed-income securities rated A or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of greater than three and less than ten years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the three highest grades of S&P or Moody's but not lower than BBB- (S&P) or BAA3 (Moody's) (i.e. less than investment grade). Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. Reverse repurchase agreements are considered to be borrowings by the Fund and are subject to the Fund's restrictions on borrowing. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest earned.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Fund invests have associated risks. These include risks of:


MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Fund. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



PORTFOLIO DURATION. . The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.


142                                              Principal Investors Fund
                                                          1-800-547-7754

INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 177.4%.


Principal Investors Fund                                              143
www.principal.com

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


144                                              Principal Investors Fund
                                                          1-800-547-7754

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"6.62

"2002"9.07


"2003"2.92


"2004"3.6


"2005"1.8




LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 1.81%; Advisors Select Class is 1.80%;
Advisors Preferred Class is 2.01%; Select Class is 2.23%; and Preferred Class
is 2.37%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                      4.52%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                     -2.33%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                      PAST 1 YEAR                         PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ......... .....                 1.81                                4.65                       4.85
 ADVISORS SELECT CLASS...................                 1.80                                4.77                       4.96
 ADVISORS PREFERRED CLASS................                 2.01                                4.98                       5.17
 SELECT CLASS............................                 2.23                                5.18                       5.37
 PREFERRED CLASS.........................                 2.37                                5.32                       5.51
 Lehman Brothers Aggregate Bond Index* ..                 2.43                                5.87                       5.87
 Morningstar Intermediate-Term Bond
 Category Average*.......................                 1.79                                5.32                       5.32
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.40%     0.40%      0.40%    0.40%      0.40%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.86      0.74       0.58     0.62       0.52
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.61%     1.44%      1.23%    1.12%      0.92%
 * Other Expenses which include:
  Service Fee ............    0.25%     0.25%      0.17%    0.15%      0.15%
  Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11
  Reverse Repurchase
  Agreement Interest
  Expense.................    0.33      0.29       0.26     0.34       0.26

  (expenses that are deducted from Fund assets) as of October 31, 2005


Principal Investors Fund                                              145
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $164  $508  $876  $1,911
 ADVISORS SELECT CLASS                                                                              147   456   787   1,724
 ADVISORS PREFERRED CLASS                                                                           125   390   676   1,489
 SELECT CLASS                                                                                       114   356   617   1,363
 PREFERRED CLASS                                                                                     94   293   509   1,131




146                                              Principal Investors Fund
                                                          1-800-547-7754

INFLATION PROTECTION FUND
The Fund seeks to provide current income and real (after-inflation) total returns.

MAIN STRATEGIES
Under normal circumstances, the Fund invests primarily in inflation protected debt securities. Inflation protected debt securities are designed to provide a "real rate of return" - a return after adjusting for the impact of inflation. Inflation - a rise in the general price level - erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 5%. The investment's inflation adjustment is based on a designated inflation index (such as the Consumer Price Index for Urban Consumers) and typically is applied monthly to the principal of the security. The fixed coupon rate of the security is based on the adjusted principal so that as inflation increases, both the principal value and the interest payments increase. Because this inflation adjustment feature is designed to mitigate a major risk, inflation protected debt securities typically have lower nominal yields than conventional fixed-rate debt securities.

The Fund may invest in:
.. inflation protected debt securities issued by the U.S. Treasury and U.S.
  Government sponsored entities as well as inflation protected debt securities issued by corporations;
.. inflation protected debt securities issued by foreign governments and corporations that are linked to a non-U.S. inflation rate;
.. floating rate notes;
.. adjustable rate mortgages;
.. derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities; and .. commodity-linked derivative instruments, including swap agreements, commodity options, futures, and options on futures.

The Fund invests primarily in investment grade securities, but may invest up to 15% of the Fund's assets in high yield securities ("junk bonds") rated CCC or higher by Moody's or Standard & Poor's or, if unrated, determined by the Sub-Advisor, Principal, to be of comparable quality.


The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.


The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality debt securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other debt securities.


REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.


Principal Investors Fund                                              147
www.principal.com

INTEREST RATE CHANGES . The value of the debt securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of the securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of the securities. To the extent that changes in interest rates reflect changes in inflation, this risk may be mitigated.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Fund.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.



PORTFOLIO DURATION . The average portfolio duration of the Fund normally varies between three and six years and is based on the Sub-Advisor's forecast for interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is six years, a change of 1% in the market's yield results in a change of approximately 6% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.



HIGH YIELD SECURITIES . Debt securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.


148                                              Principal Investors Fund
                                                          1-800-547-7754

HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



FOREIGN EXPOSURE . Foreign securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. All of these factors can make foreign investments more volatile than U.S. investments.



SECTOR RISK . The Fund is subject to sector risk; that is, the possibility that a certain sector may under perform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector or a particular issuer, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector or issuer.



DEFLATION . If inflation is negative, the principal and coupon payment may be adjusted lower.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors who want their income and principal investments to keep pace with inflation over time.


Principal Investors Fund                                              149
www.principal.com

Principal has been the Fund's Sub-Advisor since December 29, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2005"1.7



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 1.49%; Advisors Select Class is 1.70%;
Advisors Preferred Class is 1.85%; Select Class is 2.01%; and Preferred Class
is 2.21%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '05                                      2.76%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '05                                     -0.61%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                         PAST 1 YEAR                     LIFE OF FUND
 ADVISORS SIGNATURE
 CLASS.................                      1.49                           1.78
 ADVISORS SELECT CLASS.                      1.70                           1.99
 ADVISORS PREFERRED
 CLASS.................                      1.85                           2.14
 SELECT CLASS..........                      2.01                           2.30
 PREFERRED CLASS.......                      2.21                           2.50
 Lehman Brothers US
 Treasury TIPS
 Index/(1)/* ..........                      2.84                           2.84
 Lehman Brothers Global
 Real: U.S. TIPS Index*                      2.84                           3.22
 Morningstar Long-Term
 Government Category
 Average* .............                      3.29                           3.26
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date these share classes were first sold
  (December 29, 2004).
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance.
  The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.40%     0.40%      0.40%    0.40%      0.40%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    1.38      1.28       1.25     1.33       1.29
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    2.13%     1.98%      1.90%    1.83%      1.69%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11
  Reverse Repurchase
  Agreement Interest
  Expense                     0.85      0.83       0.93     1.05       1.03




150                                              Principal Investors Fund
                                                          1-800-547-7754

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $216  $667  $1,144  $2,462
 ADVISORS SELECT CLASS                                                                             201   621   1,068   2,306
 ADVISORS PREFERRED CLASS                                                                          193   597   1,026   2,222
 SELECT CLASS                                                                                      186   576     990   2,148
 PREFERRED CLASS                                                                                   172   533     918   1,998




Principal Investors Fund                                              151
www.principal.com

MONEY MARKET FUND
The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Sub-Advisor, Principal, believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Fund shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Fund's stream of income and decrease the Fund's yield.


152                                              Principal Investors Fund
                                                          1-800-547-7754

INTEREST RATE RISK . The value of the Fund's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Sub-Advisor to be creditworthy. Default or insolvency of the other party is a potential risk to the Fund.


U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.


Principal Investors Fund                                              153
www.principal.com

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"3.28

"2002"0.72


"2003"0.08


"2004"0.29


"2005"2.17




LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 2.13%; Advisors Select Class is 2.17%;
Advisors Preferred Class is 2.36%; Select Class is 2.54%; and Preferred Class
is 2.67%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '01                                      1.22%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '04                                      0.00%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                        PAST 1 YEAR                        PAST 5 YEARS               LIFE OF FUND
 ADVISORS SIGNATURE CLASS ......... .......                2.13                                 N/A                      1.93
 ADVISORS SELECT CLASS.....................                2.17                                1.30                      1.36
 ADVISORS PREFERRED CLASS..................                2.36                                1.47                      1.53
 SELECT CLASS..............................                2.54                                1.66                      1.72
 PREFERRED CLASS...........................                2.67                                1.79                      1.85
 Lehman Brothers U.S. Treasury Bellwethers
 3 Month Index* ...........................                3.08                                2.34                      2.34
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date these share classes were first sold (December 6, 2000).
  Call the Principal Investors Fund at 1-800-547-7754 to get the current 7-day yield for the Money Market Fund.


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005*

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.40%     0.40%      0.40%    0.40%      0.40%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses** ........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.28%     1.15%      0.97%    0.78%      0.66%
 ** Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



154                                              Principal Investors Fund
                                                          1-800-547-7754

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $130  $406  $702  $1,545
 ADVISORS SELECT CLASS                                                                              117   365   633   1,398
 ADVISORS PREFERRED CLASS                                                                            99   309   536   1,190
 SELECT CLASS                                                                                        80   249   433     966
 PREFERRED CLASS                                                                                     67   211   368     822



Principal Investors Fund                                              155
www.principal.com

PREFERRED SECURITIES FUND
The Fund seeks to provide current income.

MAIN STRATEGIES
The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investor Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its assets in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries.

The rest of the Fund's assets may be invested in:
.. common stocks;
.. debt securities; and
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have "preference" over common stock in the payment of dividends and the liquidation of a company's assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.


Spectrum seeks to build a diversified portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



TAXABLE PREFERRED SECURITIES . Taxable preferred securities are a comparatively new asset class. Taxable preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The taxable preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Taxable preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Taxable preferred securities have some characteristics of equity due to their subordinated position in an issuer's capital structure and ability to defer payments (along with any payments on preferred and common stock) without causing a default.



SECTOR RISK . It may be difficult to spread the Fund's assets across a wide range of industry groups, which may subject the Fund to industry concentration risk despite adequate company diversification. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


156                                              Principal Investors Fund
                                                          1-800-547-7754

NON-DIVERSIFIED COMPANY . The Fund is a non-diversified company, as defined in the Investment Company Act of 1940, as amended, which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.


Principal Investors Fund                                              157
www.principal.com

Spectrum has been the Fund's Sub-Advisor since May 1, 2002.

The inception date of the Fund is May 1, 2002. The Advisors Select, Advisors Preferred, Select and Preferred Classes were first offered for sale on June 1, 2004. The Advisors Signature Class was first offered for sale on November 1, 2004. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Signature Class performance is shown.


Year-by-Year Total Return (%) as of 12/31 each year

"2003"9.75

"2004"3.43


"2005"0.64



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 0.64%; Advisors Select Class is 0.78%;
Advisors Preferred Class is 0.96%; Select Class is 1.15%; and Preferred Class
is 1.26%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      5.32%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                     -5.47%
 The bar chart above shows year-by-year total returns for the Advisors
 Signature Class shares. For periods prior to the first full calendar year of operations of the Fund's Advisors Signature Class shares, the annual returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect fees and expenses of the Advisors Signature Class shares. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                           PAST 1 YEAR                      LIFE OF FUND
 ADVISORS SIGNATURE
 CLASS ................                       0.64                             4.91
 ADVISORS SELECT CLASS.                       0.78                             4.53
 ADVISORS PREFERRED
 CLASS.................                       0.96                             4.71
 SELECT CLASS..........                       1.15                             4.91
 PREFERRED CLASS.......                       1.26                             5.05
 Merrill Lynch
 Preferred Stock Hybrid
 Index/(1)/............                       0.46                             5.81
 Lehman Brothers
 Aggregate Bond Index*                        2.43                             4.56
 Morningstar
 Intermediate-Term Bond
 Category Average*.....                       1.79                             4.04
  Index performance does not reflect deductions for fees, expenses or taxes.
 The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which the
  Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold (May 1, 2002).
 ///(1)/ This index is now the benchmark against which the Fund measures its performance. The Manager and the portfolio manager believe this Index is more representative of the investment approach employed by the Fund. The new index is made up solely of exchange-listed, investment grade preferred securities.


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.


158                                              Principal Investors Fund
                                                          1-800-547-7754

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.75%     0.75%      0.75%    0.75%      0.75%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.63%     1.50%      1.32%    1.13%      1.01%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



 EXAMPLE

 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $166  $514  $887  $1,933
 ADVISORS SELECT CLASS                                                                             153   474   818   1,791
 ADVISORS PREFERRED CLASS                                                                          134   418   723   1,590
 SELECT CLASS                                                                                      115   359   622   1,375
 PREFERRED CLASS                                                                                   103   322   558   1,236





Principal Investors Fund                                              159
www.principal.com

SHORT-TERM BOND FUND
The Fund seeks to provide current income.

MAIN STRATEGIES
The Fund invests primarily in short-term fixed-income securities. Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


The Fund may invest up to 15% of its assets in below-investment-grade fixed-income securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see "High Yield Securities" in the section of the prospectus entitled "Certain Investment Strategies and Related Risks)


The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Fund invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Fund normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the


160                                              Principal Investors Fund
                                                          1-800-547-7754

Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.


HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks")


DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.


ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 110.8%.


Principal Investors Fund                                              161
www.principal.com

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


162                                              Principal Investors Fund
                                                          1-800-547-7754

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"6.44

"2002"6.98


"2003"2.01


"2004"0.37


"2005"1.43



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 1.19%; Advisors Select Class is 1.43%;
Advisors Preferred Class is 1.59%; Select Class is 1.81%; and Preferred Class
is 1.82%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                      3.68%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                    -1.77%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                      PAST 1 YEAR                         PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ......... .....                 1.19                                3.42                       3.59
 ADVISORS SELECT CLASS...................                 1.43                                3.41                       3.58
 ADVISORS PREFERRED CLASS................                 1.59                                3.74                       3.91
 SELECT CLASS............................                 1.81                                3.67                       3.84
 PREFERRED CLASS.........................                 1.82                                3.92                       4.09
 Lehman Brothers Mutual Fund 1-5
 Gov't/Credit Index*.....................                 1.44                                4.71                       4.72
 Morningstar Short-Term Bond Category
 Average* ......................... .....                 1.43                                3.82                       3.77
  Index performance does not reflect deductions for fees, expenses or taxes.
 The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.40%     0.40%      0.40%    0.40%      0.40%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.68      0.59       0.46     0.44       0.39
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.43%     1.29%      1.11%    0.94%      0.79%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11
    Reverse Repurchase
  Agreement Interest
  Expense ................    0.15      0.14       0.14     0.16       0.13



Principal Investors Fund                                              163
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $146  $452  $782  $1,713
 ADVISORS SELECT CLASS                                                                              131   409   708   1,556
 ADVISORS PREFERRED CLASS                                                                           113   353   612   1,352
 SELECT CLASS                                                                                        96   300   520   1,155
 PREFERRED CLASS                                                                                     81   252   439     978




164                                              Principal Investors Fund
                                                          1-800-547-7754

ULTRA SHORT BOND FUND F/K/A CAPITAL PRESERVATION FUND
The Fund seeks current income while seeking capital preservation.

MAIN STRATEGIES
The Fund invests primarily in high quality, short-term fixed-income securities. Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of not more than 2.5 years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


In addition, though the Fund invests primarily in investment grade securities, Principal may invest up to 15% of the Fund's assets in high yield securities ("junk bonds") rated CCC or higher by Moody's or Standard & Poor's or, if unrated, determined by Principal to be of comparable quality.


The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. Reverse repurchase agreements are considered to be borrowings by the Fund and are subject to the Fund's restrictions on borrowing. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest earned.


Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


During the fiscal year ended October 31, 2005, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):


21.63% in securities      21.77% in securities       0.00% in securities rated
rated Aaa                 rated Baa                  Caa
12.84% in securities      4.64% in securities rated  0.00% in securities rated
rated Aa                  Ba                         Ca
38.62% in securities      0.50% in securities rated
rated A                   B




The above percentages for Aa, A and Baa rated securities include unrated securities in the amount of 0.18%, 0.43%, and 0.58%. respectively, which have been determined by the Manager to be of comparable quality.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Fund invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.


Principal Investors Fund                                              165
www.principal.com

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Fund normally is less than one year and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.


DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.


166                                              Principal Investors Fund
                                                          1-800-547-7754

ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 54.9%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


Principal Investors Fund                                              167
www.principal.com

Principal has been the Fund's Sub-Advisor since June 15, 2001.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"3.37

"2003"2.37


"2004"1.73


"2005"2.16




LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 2.01%; Advisors Select Class is 2.16%;
Advisors Preferred Class is 2.34%; Select Class is 2.46%; and Preferred Class
is 2.67%.
On July 29, 2004, the Fund converted to a money
market fund.
On May 27, 2005, the Fund converted to an ultra short
term bond fund.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '05                                      0.74%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                      0.21%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                           PAST 1 YEAR                      LIFE OF FUND
 ADVISORS SIGNATURE
 CLASS ................                       2.01                             1.84
 ADVISORS SELECT CLASS.                       2.16                             2.58
 ADVISORS PREFERRED
 CLASS.................                       2.34                             2.76
 SELECT CLASS..........                       2.46                             2.92
 PREFERRED CLASS ......                       2.67                             3.08
 6-Month LIBOR Index* .                       3.33                             2.25
 Morningstar Ultrashort
 Bond Category Average*                       2.49                             2.35
  Index performance does not reflect deductions for fees, expenses or taxes.
 The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 15, 2001. For periods prior to the date on which the
  Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 *Lifetime results are measured from the date the Institutional share class was first sold (June 15, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.40%     0.40%      0.40%    0.40%      0.40%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses* .........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.28%     1.15%      0.97%    0.78%      0.66%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



168                                              Principal Investors Fund
                                                          1-800-547-7754

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $130  $406  $702  $1,545
 ADVISORS SELECT CLASS                                                                              117   365   633   1,398
 ADVISORS PREFERRED CLASS                                                                            99   309   536   1,190
 SELECT CLASS                                                                                        80   249   433     966
 PREFERRED CLASS                                                                                     67   211   368     822



Principal Investors Fund                                              169
www.principal.com

BALANCED/ASSET ALLOCATION FUNDS


170                                              Principal Investors Fund
                                                          1-800-547-7754

PRINCIPAL LIFETIME STRATEGIC INCOME FUND
The Fund seeks current income.

MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). Most of the Fund's assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing markets through their investments in fixed-income securities, "hybrid" securities - such as real estate and preferred securities, which may produce current income as well as capital gains - and dividend-generating domestic and foreign stocks. The Fund may also invest in underlying funds which invest primarily in growth equity securities.

In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that are intended to generate current income (see table below), the Fund is subject to the risk of interest rate changes and credit risks associated with fixed-income securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


MAIN RISKS
The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks")



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

EQUITY SECURITY RISKS
.. Stock market volatility. The net asset value of the underlying fund shares is affected by change in the value of the securities it owns. The net asset value of the underlying fund shares is effected by changes in the value of the securities it owns. The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general


Principal Investors Fund                                              171
www.principal.com
  economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.
.. Foreign investing. The underlying funds may invest in foreign securities.
  Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries may negatively impact the portfolios of underlying funds. An underlying fund may make investments in instruments denominated in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.
.. Small and Medium Capitalizations. The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Smaller capitalization companies securities may be more volatile in price than larger company securities, especially over the short-term.
.. Hedging strategies. Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks.
.. Initial Public Offerings ("IPOs"). An underlying fund's purchase of shares issued in IPOs exposes an underlying fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors in retirement.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            38.1%    Partners LargeCap Growth      2.2%
      Securities                          II
      Disciplined LargeCap        5.6     Partners LargeCap Value       2.9
      Blend
      International Growth        4.0     Preferred Securities         10.6
      LargeCap Growth             2.4     Real Estate Securities        6.5
      LargeCap Value              1.6     SmallCap S&P 600 Index        2.1
      Money Market               24.0




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.67%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


172                                              Principal Investors Fund
                                                          1-800-547-7754

Principal has been the Fund's Sub-Advisor since March 1, 2001.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-2.42

"2003"14.43


"2004"10.52


"2005"3.28



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 3.13%; Advisors Select Class is 3.28%;
Advisors Preferred Class is 3.47%; Select Class is 3.75%; and Preferred Class
is 3.86%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      6.94%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                    -3.54%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                           PAST 1 YEAR                      LIFE OF FUND
 ADVISORS SIGNATURE
 CLASS ................                       3.13                             5.21
 ADVISORS SELECT CLASS.                       3.28                             5.39
 ADVISORS PREFERRED
 CLASS.................                       3.47                             5.53
 SELECT CLASS..........                       3.75                             5.73
 PREFERRED CLASS.......                       3.86                             5.89
 S&P 500 Index* .......                       4.91                             1.84
 Lehman Brothers
 Aggregate Bond Index*                        2.43                             5.54
 Morningstar
 Conservative
 Allocation Category
 Average* .............                       3.05                             3.48
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the
  Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                       ADVISORS           ADVISORS            ADVISORS
                                      SIGNATURE            SELECT            PREFERRED            SELECT            PREFERRED
                                        CLASS               CLASS              CLASS              CLASS               CLASS
 Management Fees*...............       0.1225%             0.1225%            0.1225%            0.1225%             0.1225%
 12b-1 Fees.....................       0.3500              0.3000             0.2500             0.1000                 N/A
 Other Expenses**...............       0.5300              0.4500             0.3200             0.2800              0.2600
                                       ------              ------             ------             ------              ------
     TOTAL ANNUAL FUND OPERATING
                        EXPENSES       1.0025%             0.8725%            0.6925%            0.5025%             0.3825%
 *
  The Fund as a shareholder in the underlying funds indirectly bears it pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The Fund's investment return is net of the underlying funds' operating expenses.
 ** Other Expenses:
   Service Fee .................         0.25%               0.25%              0.17%              0.15%               0.15%
   Administrative Service Fee ..         0.28                0.20               0.15               0.13                0.11



Principal Investors Fund                                              173
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                            1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                $102  $319  $554  $1,228
 ADVISORS SELECT CLASS                                                                     89   278   484   1,075
 ADVISORS PREFERRED CLASS                                                                  71   221   386     862
 SELECT CLASS                                                                              51   161   281     631
 PREFERRED CLASS                                                                           39   123   215     484



174                                              Principal Investors Fund
                                                          1-800-547-7754

PRINCIPAL LIFETIME 2010 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that are intended to generate current income (see table below), the Fund is more subject to the risks associated with an investment in fixed-income securities than to those associated with an investment in equity securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after the year 2010, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of the Funds' shareholders.

MAIN RISKS
The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").


Principal Investors Fund                                              175
www.principal.com

U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2010 or fund a cashflow need in the year 2010.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            34.7%    Partners LargeCap Growth      4.2%
      Securities                          II
      Disciplined LargeCap       10.7     Partners LargeCap Value       5.6
      Blend
      International Growth        5.5     Preferred Securities          9.1
      LargeCap Growth             4.5     Real Estate Securities        8.5
      LargeCap Value              3.1     SmallCap S&P 600 Index        4.5
      Money Market                9.6





176                                              Principal Investors Fund
                                                          1-800-547-7754

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.70%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


Principal Investors Fund                                              177
www.principal.com

Principal has been the Fund's Sub-Advisor since March 1, 2001.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-5.07

"2003"17.9


"2004"10.95


"2005"4.73



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 4.57%; Advisors Select Class is 4.73%;
Advisors Preferred Class is 4.91%; Select Class is 5.10%; and Preferred Class
is 5.30%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      8.50%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                    -5.56%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                           PAST 1 YEAR                      LIFE OF FUND
 ADVISORS SIGNATURE
 CLASS ................                       4.57                             5.49
 ADVISORS SELECT CLASS.                       4.73                             5.63
 ADVISORS PREFERRED
 CLASS.................                       4.91                             5.83
 SELECT CLASS..........                       5.10                             6.02
 PREFERRED CLASS.......                       5.30                             6.16
 S&P 500 Index* .......                       4.91                             1.84
 Lehman Brothers
 Aggregate Bond Index*                        2.43                             5.54
 Morningstar
 Conservative
 Allocation Category
 Average* .............                       3.05                             3.48
  Index performance does not reflect deductions for fees, expenses or taxes.
 The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the
  Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                       ADVISORS           ADVISORS            ADVISORS
                                      SIGNATURE            SELECT            PREFERRED            SELECT            PREFERRED
                                        CLASS               CLASS              CLASS              CLASS               CLASS
 Management Fees*...............       0.1225%             0.1225%            0.1225%            0.1225%             0.1225%
 12b-1 Fees.....................       0.3500              0.3000             0.2500             0.1000                 N/A
 Other Expenses**...............       0.5300              0.4500             0.3200             0.2800              0.2600
                                       ------              ------             ------             ------              ------
     TOTAL ANNUAL FUND OPERATING
                        EXPENSES       1.0025%             0.8725%            0.6925%            0.5025%             0.3825%
 *
  The Fund as a shareholder in the underlying funds indirectly bears it pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The Fund's investment return is net of the underlying funds' operating expenses.
 ** Other Expenses:
   Service Fee .................         0.25%               0.25%              0.17%              0.15%               0.15%
   Administrative Service Fee ..         0.28                0.20               0.15               0.13                0.11



178                                              Principal Investors Fund
                                                          1-800-547-7754

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                            1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                $102  $319  $554  $1,228
 ADVISORS SELECT CLASS                                                                     89   278   484   1,075
 ADVISORS PREFERRED CLASS                                                                  71   221   386     862
 SELECT CLASS                                                                              51   161   281     631
 PREFERRED CLASS                                                                           39   123   215     484



Principal Investors Fund                                              179
www.principal.com

PRINCIPAL LIFETIME 2020 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that invest in equity securities (see table below), the Fund is more subject to the risks associated with an investment in equity securities than to those associated with an investment in fixed income securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after 2020, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of the Funds' shareholders.

MAIN RISKS

The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to an


180                                              Principal Investors Fund
                                                          1-800-547-7754
underlying fund that allocates more of its portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2020 or fund a cashflow need in the year 2020.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            25.2%    Partners LargeCap Value       7.4%
      Securities
      Disciplined LargeCap       17.0     Partners SmallCap Growth      1.5
      Blend                               III
      International Growth        9.7     Preferred Securities          9.8
      LargeCap Growth             6.3     Real Estate Securities        8.8
      LargeCap Value              4.3     SmallCap S&P 600 Index        2.4
      Partners LargeCap           6.0     SmallCap Value                1.6
      Growth II





Principal Investors Fund                                              181
www.principal.com

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.75%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


182                                              Principal Investors Fund
                                                          1-800-547-7754

Principal has been the Fund's Sub-Advisor since March 1, 2001.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-7.68

"2003"20.62


"2004"11.5


"2005"6.82



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 6.64%; Advisors Select Class is 6.82%;
Advisors Preferred Class is 6.99%; Select Class is 7.27%; and Preferred Class
is 7.31%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    10.12%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                    -7.78%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                           PAST 1 YEAR                      LIFE OF FUND
 ADVISORS SIGNATURE
 CLASS ................                       6.64                             5.90
 ADVISORS SELECT CLASS.                       6.82                             6.04
 ADVISORS PREFERRED
 CLASS.................                       6.99                             6.24
 SELECT CLASS..........                       7.27                             6.42
 PREFERRED CLASS.......                       7.31                             6.55
 S&P 500 Index* .......                       4.91                             1.84
 Lehman Brothers
 Aggregate Bond Index*                        2.43                             5.54
 Morningstar Moderate
 Allocation Category
 Average* .............                       5.29                             3.70
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the
  Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                       ADVISORS           ADVISORS            ADVISORS
                                      SIGNATURE            SELECT            PREFERRED            SELECT            PREFERRED
                                        CLASS               CLASS              CLASS              CLASS               CLASS
 Management Fees*...............       0.1225%             0.1225%            0.1225%            0.1225%             0.1225%
 12b-1 Fees.....................       0.3500              0.3000             0.2500             0.1000                 N/A
 Other Expenses**...............       0.5300              0.4500             0.3200             0.2800              0.2600
                                       ------              ------             ------             ------              ------
     TOTAL ANNUAL FUND OPERATING
                        EXPENSES       1.0025%             0.8725%            0.6925%            0.5025%             0.3825%
 *
  The Fund as a shareholder in the underlying funds indirectly bears it pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The Fund's investment return is net of the underlying funds' operating expenses.
 ** Other Expenses:
   Service Fee .................         0.25%               0.25%              0.17%              0.15%               0.15%
   Administrative Service Fee ..         0.28                0.20               0.15               0.13                0.11



Principal Investors Fund                                              183
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                            1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                $102  $319  $554  $1,228
 ADVISORS SELECT CLASS                                                                     89   278   484   1,075
 ADVISORS PREFERRED CLASS                                                                  71   221   386     862
 SELECT CLASS                                                                              51   161   281     631
 PREFERRED CLASS                                                                           39   123   215     484



184                                              Principal Investors Fund
                                                          1-800-547-7754

PRINCIPAL LIFETIME 2030 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that invest in equity securities (see table below), the Fund is more subject to the risks associated with an investment in equity securities than to those associated with an investment in fixed income securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after 2030, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of the Funds' shareholders.

MAIN RISKS

The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to an


Principal Investors Fund                                              185
www.principal.com
underlying fund that allocates more of its portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . An underlying fund may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2030 or fund a cashflow need in the year 2030.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            19.0%    Partners LargeCap Value       9.3%
      Securities
      Disciplined LargeCap       19.4     Partners SmallCap Growth      2.0
      Blend                               III
      International Growth       12.0     Preferred Securities          5.3
      LargeCap Growth             7.5     Real Estate Securities        8.2
      LargeCap Value              5.2     SmallCap S&P 600 Index        2.9
      Partners LargeCap           7.1     SmallCap Value                2.1
      Growth II





186                                              Principal Investors Fund
                                                          1-800-547-7754

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.74%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


Principal Investors Fund                                              187
www.principal.com

Principal has been the Fund's Sub-Advisor since March 1, 2001.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-10.72

"2003"22.3


"2004"12.06


"2005"7.5



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 7.53%; Advisors Select Class is 7.50%;
Advisors Preferred Class is 7.76%; Select Class is 7.98%; and Preferred Class
is 8.18%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     11.35%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -10.11%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                           PAST 1 YEAR                      LIFE OF FUND
 ADVISORS SIGNATURE
 CLASS.................                       7.53                            5.53
 ADVISORS SELECT CLASS                        7.50                            5.64
 ADVISORS PREFERRED
 CLASS ................                       7.76                            5.86
 SELECT CLASS .........                       7.98                            6.43/(1)/
 PREFERRED CLASS ......                       8.18                            6.17
 S&P 500 Index* .......                       4.91                            1.84
 Lehman Brothers
 Aggregate Bond Index*                        2.43                            5.54
 Morningstar Moderate
 Allocation Category
 Average*..............                       5.29                            3.70
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the
  Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 ///(//1//)
  /During 2003, the Select Class experienced a significant redemption of shares.
  Because the remaining shareholders held relatively small positions, the total return shown in the table for Life of Fund is greater than it would have been without the redemption.


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                       ADVISORS           ADVISORS            ADVISORS
                                      SIGNATURE            SELECT            PREFERRED            SELECT            PREFERRED
                                        CLASS               CLASS              CLASS              CLASS               CLASS
 Management Fees*...............       0.1225%             0.1225%            0.1225%            0.1225%             0.1225%
 12b-1 Fees.....................       0.3500              0.3000             0.2500             0.1000                 N/A
 Other Expenses**...............       0.5300              0.4500             0.3200             0.2800              0.2600
                                       ------              ------             ------             ------              ------
     TOTAL ANNUAL FUND OPERATING
                        EXPENSES       1.0025%             0.8725%            0.6925%            0.5025%             0.3825%
 *
  The Fund as a shareholder in the underlying funds indirectly bears it pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The Fund's investment return is net of the underlying funds' operating expenses.
 ** Other Expenses:
   Service Fee .................         0.25%               0.25%              0.17%              0.15%               0.15%
   Administrative Service Fee ..         0.28                0.20               0.15               0.13                0.11




188                                              Principal Investors Fund
                                                          1-800-547-7754

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                            1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                $102  $319  $554  $1,228
 ADVISORS SELECT CLASS                                                                     89   278   484   1,075
 ADVISORS PREFERRED CLASS                                                                  71   221   386     862
 SELECT CLASS                                                                              51   161   281     631
 PREFERRED CLASS                                                                           39   123   215     484



Principal Investors Fund                                              189
www.principal.com

PRINCIPAL LIFETIME 2040 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that invest in equity securities (see table below), the Fund is more subject to the risks associated with an investment in equity securities than to those associated with an investment in fixed income securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after 2040, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of the Funds' shareholders.

MAIN RISKS
The net asset value of the Fund's shares is affected by changes in the value of the securities it owns.
The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of an underlying fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . An underlying fund may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to an


190                                              Principal Investors Fund
                                                          1-800-547-7754
underlying fund that allocates more of its portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

.. High yield securities. Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain
  Investment Strategies and Related Risks").
.. U.S. Government Sponsored Enterprises. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2040 or fund a cashflow need in the year 2040.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds

      Bond & Mortgage            13.3%    Partners LargeCap Value      10.9%
      Securities
      Disciplined LargeCap       22.1     Partners SmallCap Growth      2.5
      Blend                               III
      International Growth       12.7     Preferred Securities          3.7
      LargeCap Growth             8.9     Real Estate Securities        5.2
      LargeCap Value              6.1     SmallCap S&P 600 Index        3.6
      Partners LargeCap           8.4     SmallCap Value                2.6
      Growth II





Principal Investors Fund                                              191
www.principal.com

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.73%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


192                                              Principal Investors Fund
                                                          1-800-547-7754

Principal has been the Fund's Sub-Advisor since March 1, 2001.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-13.25

"2003"23.76


"2004"12.24


"2005"7.96



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 7.80%; Advisors Select Class is 7.96%;
Advisors Preferred Class is 8.16%; Select Class is 8.36%; and Preferred Class
is 8.47%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     12.38%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -12.12%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                           PAST 1 YEAR                      LIFE OF FUND
 ADVISORS SIGNATURE
 CLASS ................                       7.80                             5.61
 ADVISORS SELECT CLASS.                       7.96                             5.80
 ADVISORS PREFERRED
 CLASS.................                       8.16                             5.96
 SELECT CLASS..........                       8.36                             6.13
 PREFERRED CLASS.......                       8.47                             6.29
 S&P 500 Index* .......                       4.91                             1.84
 Lehman Brothers
 Aggregate Bond Index*                        2.43                             5.54
 Morningstar Moderate
 Allocation Category
 Average* .............                       5.29                             3.70
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the
  Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 *Lifetime results are measured from the date the Institutional shares were first sold
  (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                       ADVISORS           ADVISORS            ADVISORS
                                      SIGNATURE            SELECT            PREFERRED            SELECT            PREFERRED
                                        CLASS               CLASS              CLASS              CLASS               CLASS
 Management Fees*...............       0.1225%             0.1225%            0.1225%            0.1225%             0.1225%
 12b-1 Fees.....................       0.3500              0.3000             0.2500             0.1000                 N/A
 Other Expenses**...............       0.5300              0.4500             0.3200             0.2800              0.2600
                                       ------              ------             ------             ------              ------
     TOTAL ANNUAL FUND OPERATING
                        EXPENSES       1.0025%             0.8725%            0.6925%            0.5025%             0.3825%
 *
  The Fund as a shareholder in the underlying funds indirectly bears it pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The Fund's investment return is net of the underlying funds' operating expenses.
 ** Other Expenses:
   Service Fee .................         0.25%               0.25%              0.17%              0.15%               0.15%
   Administrative Service Fee ..         0.28                0.20               0.15               0.13                0.11



Principal Investors Fund                                              193
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                            1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                $102  $319  $554  $1,228
 ADVISORS SELECT CLASS                                                                     89   278   484   1,075
 ADVISORS PREFERRED CLASS                                                                  71   221   386     862
 SELECT CLASS                                                                              51   161   281     631
 PREFERRED CLASS                                                                           39   123   215     484



194                                              Principal Investors Fund
                                                          1-800-547-7754

PRINCIPAL LIFETIME 2050 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that invest in equity securities (see table below), the Fund is more subject to the risks associated with an investment in equity securities than to those associated with an investment in fixed income securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after 2050, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of the Funds' shareholders.

MAIN RISKS
The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of an underlying fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to an


Principal Investors Fund                                              195
www.principal.com
underlying fund that allocates more of its portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . The underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

.. High yield securities. Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain
  Investment Strategies and Related Risks").
.. U.S. Government Sponsored Enterprises. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2050 or fund a cashflow need in the year 2050.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage             6.6%    Partners LargeCap Value      12.2%
      Securities
      Disciplined LargeCap       25.2     Partners SmallCap Growth      3.0
      Blend                               III
      International Growth       15.8     Preferred Securities          2.2
      LargeCap Growth             9.8     Real Estate Securities        2.3
      LargeCap Value              6.6     SmallCap S&P 600 Index        4.0
      Partners LargeCap           9.2     SmallCap Value                3.1
      Growth II





196                                              Principal Investors Fund
                                                          1-800-547-7754

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.73%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


Principal Investors Fund                                              197
www.principal.com

Principal has been the Fund's Sub-Advisor since March 1, 2001.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-16.31

"2003"25.55


"2004"12.38


"2005"8.56



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 8.31%; Advisors Select Class is 8.56%;
Advisors Preferred Class is 8.75%; Select Class is 8.94%; and Preferred Class
is 9.15%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     13.36%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -14.90%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                           PAST 1 YEAR                      LIFE OF FUND
 ADVISORS SIGNATURE
 CLASS ................                       8.31                             4.72
 ADVISORS SELECT CLASS.                       8.56                             4.91
 ADVISORS PREFERRED
 CLASS.................                       8.75                             5.09
 SELECT CLASS..........                       8.94                             5.29
 PREFERRED CLASS.......                       9.15                             5.41
 S&P 500 Index* .......                       4.91                             1.84
 Lehman Brothers
 Aggregate Bond Index*                        2.43                             5.54
 Morningstar Large
 Blend Category
 Average* .............                       5.77                             1.82
  Index performance does not reflect deductions for fees, expenses or taxes.
  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the
  Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                       ADVISORS           ADVISORS            ADVISORS
                                      SIGNATURE            SELECT            PREFERRED            SELECT            PREFERRED
                                        CLASS               CLASS              CLASS              CLASS               CLASS
 Management Fees*...............       0.1225%             0.1225%            0.1225%            0.1225%             0.1225%
 12b-1 Fees.....................       0.3500              0.3000             0.2500             0.1000                 N/A
 Other Expenses**...............       0.5300              0.4500             0.3200             0.2800              0.2600
                                       ------              ------             ------             ------              ------
     TOTAL ANNUAL FUND OPERATING
                        EXPENSES       1.0025%             0.8725%            0.6925%            0.5025%             0.3825%
 *
  The Fund as a shareholder in the underlying funds indirectly bears it pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The Fund's investment return is net of the underlying funds' operating expenses.
 ** Other Expenses:
   Service Fee .................         0.25%               0.25%              0.17%              0.15%               0.15%
   Administrative Service Fee ..         0.28                0.20               0.15               0.13                0.11



198                                              Principal Investors Fund
                                                          1-800-547-7754

 EXAMPLES
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                            1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                $102  $319  $554  $1,228
 ADVISORS SELECT CLASS                                                                     89   278   484   1,075
 ADVISORS PREFERRED CLASS                                                                  71   221   386     862
 SELECT CLASS                                                                              51   161   281     631
 PREFERRED CLASS                                                                           39   123   215     484



Principal Investors Fund                                              199
www.principal.com

REAL ESTATE FUND


200                                              Principal Investors Fund
                                                          1-800-547-7754

REAL ESTATE SECURITIES FUND
The Fund seeks to generate a total return.

MAIN STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Fund, the Sub-Advisor, Principal - REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.


SECTOR RISK . Because the Fund invests at least 80% of its net assets in securities of companies principally engaged in the real estate industry, the Fund is also subject to sector risk; that is, the possibility that the real estate sector may underperform other sectors or the market as a whole. As more of the Fund's portfolio holdings to the real estate sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Fund may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates


Principal Investors Fund                                              201
www.principal.com

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.


FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.


202                                              Principal Investors Fund
                                                          1-800-547-7754

Principal-REI has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"7.49

"2002"7.05


"2003"37.35


"2004"33.08


"2005"14.8



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 14.66%; Advisors Select Class is 14.80%;
Advisors Preferred Class is 14.92%; Select Class is 15.22%; and Preferred
Class is 15.36%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                     17.31%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                    -7.48%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                      PAST 1 YEAR                         PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ......... .....                14.66                                19.27                      19.78
 ADVISORS SELECT CLASS...................                14.80                                19.28                      19.80
 ADVISORS PREFERRED CLASS................                14.92                                19.62                      20.14
 SELECT CLASS............................                15.22                                19.70                      20.22
 PREFERRED CLASS.........................                15.36                                19.83                      20.34
 MSCI US REIT Index* .............. .....                12.52                                18.80                      18.79
 Morningstar Specialty - Real Estate
 Category Average*.......................                11.59                                18.58                      18.44
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.85%     0.85%      0.85%    0.85%      0.85%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.73%     1.60%      1.42%    1.23%      1.11%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



Principal Investors Fund                                              203
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $176  $545  $939  $2,041
 ADVISORS SELECT CLASS                                                                             163   505   871   1,900
 ADVISORS PREFERRED CLASS                                                                          145   449   776   1,702
 SELECT CLASS                                                                                      125   390   676   1,489
 PREFERRED CLASS                                                                                   113   353   612   1,352



204                                              Principal Investors Fund
                                                          1-800-547-7754

INTERNATIONAL STOCK FUNDS


Principal Investors Fund                                              205
www.principal.com

DIVERSIFIED INTERNATIONAL FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


The equity investment philosophy of Principal, the Sub-Advisor, is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign


206                                              Principal Investors Fund
                                                          1-800-547-7754
currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 202.7%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Principal Investors Fund                                              207
www.principal.com

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-24.95

"2002"-17.13


"2003"33.09


"2004"19.37


"2005"23.02



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 22.86%; Advisors Select Class is 23.02%;
Advisors Preferred Class is 23.20%; Select Class is 23.00%; and Preferred
Class is 23.51%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '03                                    17.34%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -18.87%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                      PAST 1 YEAR                         PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS ...............
                                                         22.86                                3.89                       4.58
 ADVISORS SELECT CLASS...................                23.02                                3.98                       4.67
 ADVISORS PREFERRED CLASS................                23.20                                4.20                       4.89
 SELECT CLASS............................                23.00                                4.58                       5.29
 PREFERRED CLASS.........................                23.51                                4.54                       5.25
 Citigroup BMI Global ex-US Index/
 //(1)/* ................................                19.59                                8.09                       8.10
 MSCI EAFE (Europe, Australia, Far East)
 Index - ND* ............................                13.54                                4.56                       4.55
 Morningstar Foreign Large Blend Category
 Average* ...............................                14.55                                2.93                       3.10
  Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.90%     0.90%      0.90%    0.90%      0.90%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.78%     1.65%      1.47%    1.28%      1.16%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



208                                              Principal Investors Fund
                                                          1-800-547-7754

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                          $181  $560  $964  $2,095
 ADVISORS SELECT CLASS                                                                              168   520   897   1,955
 ADVISORS PREFERRED CLASS                                                                           150   465   803   1,757
 SELECT CLASS                                                                                       130   406   702   1,545
 PREFERRED CLASS                                                                                    118   368   638   1,409



Principal Investors Fund                                              209
www.principal.com

INTERNATIONAL EMERGING MARKETS FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Fund's assets are invested in emerging market country equity securities. The Fund invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.


210                                              Principal Investors Fund
                                                          1-800-547-7754

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Principal Investors Fund                                              211
www.principal.com

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-4.06

"2002"-7.59


"2003"55.86


"2004"24.93


"2005"34.91



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 34.70%; Advisors Select Class is 34.91%;
Advisors Preferred Class is 35.18%; Select Class is 35.44%; and Preferred
Class is 35.52%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     26.64%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                    -23.87%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                         PAST 1 YEAR                       PAST 5 YEARS               LIFE OF FUND
 ADVISORS SIGNATURE CLASS .......... ........
                                                            34.70                              18.25                     17.73
 ADVISORS SELECT CLASS.......................               34.91                              18.42                     17.90
 ADVISORS PREFERRED CLASS....................               35.18                              18.64                     18.11
 SELECT CLASS................................               35.44                              18.88                     18.35
 PREFERRED CLASS.............................               35.52                              18.98                     18.42
 MSCI Emerging Markets Free Index -
 NDTR/(1)/*..................................               34.00                              19.08                     19.09
 MSCI Emerging Markets Free Index - ID*......               30.31                              16.23                     16.29
 Morningstar Diversified Emerging Markets
 Category Average*...........................               31.64                              18.59                     18.29
  Index performance does not reflect deductions for fees, expenses or taxes.

  The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.
 * Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.35%     1.35%      1.35%    1.35%      1.35%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    2.23%     2.10%      1.92%    1.73%      1.61%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



212                                              Principal Investors Fund
                                                          1-800-547-7754

 EXAMPLES
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $226  $697  $1,195  $2,565
 ADVISORS SELECT CLASS                                                                             213   658   1,129   2,431
 ADVISORS PREFERRED CLASS                                                                          195   603   1,037   2,243
 SELECT CLASS                                                                                      176   545     939   2,041
 PREFERRED CLASS                                                                                   164   508     876   1,911




Principal Investors Fund                                              213
www.principal.com

INTERNATIONAL GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. It purchases securities of:
.. companies with their principal place of business or principal offices outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, selects securities for the Fund based on its own global investment research. The research program is focused on three key criteria:
.. business franchise - considering factors such as the company's relationship with its suppliers and customers, the degree of rivalry with competitors as well as the exposure to regulatory and technological risk;
.. quality of management - assessing the company's management on its ability to execute current business plans, manage the capital invested in the business as well as the level of transparency with respect to strategy and operations; and
.. business valuation - determining the private market or "true business value" of the firm.

Principal's qualitative analysis is complemented by disciplined valuation techniques. These include proprietary models as well as conventional market measurements and industry specific models of relative value. This analytical framework ensures consistency and transparency throughout the research process. Portfolios are constructed and managed within predetermined guidelines that are regularly monitored by Principal.


The equity investment philosophy of Principal is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.


214                                              Principal Investors Fund
                                                          1-800-547-7754

FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 139.5%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Principal Investors Fund                                              215
www.principal.com

Principal became the Sub-Advisor to the Fund on November 1, 2002.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-21.75

"2002"-16.84


"2003"37.85


"2004"21.83


"2005"21.41



LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 21.26%; Advisors Select Class is 21.41%;
Advisors Preferred Class is 21.71%; Select Class is 21.89%; and Preferred
Class is 22.07%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     18.14%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -21.59%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                     PAST 1 YEAR                          PAST 5 YEARS                LIFE OF FUND
 ADVISORS SIGNATURE CLASS .............                 21.26                                 5.73                       5.56
 ADVISORS SELECT CLASS.................                 21.41                                 5.82                       5.66
 ADVISORS PREFERRED CLASS..............                 21.71                                 6.79                       6.62
 SELECT CLASS..........................                 21.89                                 6.28                       6.11
 PREFERRED CLASS.......................                 22.07                                 6.40                       6.23
 CITI World Ex-US BMI Growth
 Index/(1)/* ..........................                 17.18                                 4.04                       4.04
 MSCI EAFE (Europe, Australia, Far
 East) Index - ND* ....................                 13.54                                 4.56                       4.55
 Morningstar Foreign Large Growth
 Category Average*.....................                 15.27                                 2.15                       2.23
  Index performance does not reflect deductions for fees, expenses or taxes.
 ///(//1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.
 The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000.
  For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ASSETS FUND
        OPERATING EXPENSES    1.88%     1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



216                                              Principal Investors Fund
                                                          1-800-547-7754

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                                             178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                                          160   496     855   1,867
 SELECT CLASS                                                                                      140   437     755   1,657
 PREFERRED CLASS                                                                                   128   400     692   1,523



Principal Investors Fund                                              217
www.principal.com

PARTNERS GLOBAL EQUITY FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests, under normal circumstances, at least 80% of the value of its assets in equity securities. The Fund invests in a diversified portfolio of equity securities of companies located or operating in developed countries and emerging markets of the world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States.

The Sub-Advisor, Morgan, selects companies on the basis of fundamental, thematic and quantitative analysis. The analysis is performed by:
.. the locally based regional specialists who provide local market insights, including an assessment of:
  . Business characteristics: recurring demand for product and identifiable competitive advantage;
  . Financial characteristics: cash flow generation and improving returns on capital;
  . Management factors: focus on shareholder return and long-term strategic planning; and
  . Valuation: earnings and return based.
.. the global sector specialists who provide global industry insights and build upon the local market analysis by seeking to determine which are the best stock ideas in each industry globally; and
.. the portfolio construction team which captures the analysis done by the local and global teams and constructs a portfolio.

The Sub-Advisor may sell a stock for the following reasons:
.. the global sector specialist downgrades a company (e.g. relative outperformance leads to a less attractive valuation; or .. portfolio construction issues in terms of stock, sector or country weightings.

MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller


218                                              Principal Investors Fund
                                                          1-800-547-7754
capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking growth of capital who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Morgan has been the Fund's Sub-Advisor since March 1, 2005.

As shares of the Fund were first offered for sale on March 1, 2005, limited historical performance information is available. The Life of Fund return as of December 31, 2005 for the: Advisors Signature Class is 9.10%; Advisors Select Class is 9.50%; Advisors Preferred Class is 9.37%; Select Class is 9.47%;
and Preferred Class is 9.61%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                         PAST 1 YEAR              LIFE OF FUND
 ADVISORS SIGNATURE CLASS ...
   ..........................                 N/A                     9.10
 ADVISORS SELECT CLASS ......
   ..........................                 N/A                     9.50
 ADVISORS PREFERRED CLASS ...
   ..........................                 N/A                     9.37
 SELECT CLASS ...............
   ..........................                 N/A                     9.47
 PREFERRED CLASS ............
   ..........................                 N/A                     9.61
 MSCI World Index - ND* .....                9.49                     8.57
 Morningstar World Stock
 Category Average*...........               11.74                    10.50
  Index performance does not reflect deductions for fees,
  expenses or taxes.
   The classes began operations March 1, 2005.
 *Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (March 1, 2005).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.95%     0.95%      0.95%    0.95%      0.95%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.83%     1.70%      1.52%    1.33%      1.21%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                         $186  $576  $990  $2,148
 ADVISORS SELECT CLASS                                                                             173   536   923   2,009
 ADVISORS PREFERRED CLASS                                                                          155   480   829   1,813
 SELECT CLASS                                                                                      135   421   729   1,601
 PREFERRED CLASS                                                                                   123   384   665   1,466



Principal Investors Fund                                              219
www.principal.com

PARTNERS INTERNATIONAL FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Sub-Advisor, FMR, normally invests the Fund's assets primarily in non-U.S. securities. FMR normally invests the Fund's assets primarily in common stocks. FMR normally diversifies the Fund's investments across different countries and regions. In allocating the investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Fund, FMR invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.


FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Fund may not achieve its objective.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries and companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.


220                                              Principal Investors Fund
                                                          1-800-547-7754

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

FMR has been the Fund's Sub-Advisor since December 29, 2003.

The inception date of the Fund is December 29, 2003. The Advisors Select, Advisors Preferred, Select and Preferred Classes were first offered for sale on June 1, 2004. The Advisors Signature Class was first offered for sale on November 1, 2004. The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Advisors Signature Class performance is shown.


Year-by-Year Total Return (%) as of 12/31 each year

"2004"19.62

"2005"12.55




LOGO

The year-to-date return as of December 31, 2005 for the: Advisors Signature
Class is 12.55%; Advisors Select Class is 12.80%;
Advisors Preferred Class is 12.90%; Select Class is 13.18%; and Preferred
Class is 13.32%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '05                                     10.66%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '05                                     -0.67%
 The bar chart above shows year-by-year total returns for the Advisors
 Signature Class shares. For periods prior to the first full calendar year of operations of the Fund's Advisors Signature Class shares, the annual returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect fees and expenses of the Advisors Signature Class shares. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                           PAST 1 YEAR                      LIFE OF FUND
 ADVISORS SIGNATURE
 CLASS ................                       12.55                            16.21
 ADVISORS SELECT CLASS.                       12.80                            18.85
 ADVISORS PREFERRED
 CLASS.................                       12.90                            18.99
 SELECT CLASS..........                       13.18                            19.25
 PREFERRED CLASS.......                       13.32                            19.35
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND* ..........                       13.54                            19.98
 Morningstar Foreign
 Large Blend Category
 Average* .............                       14.55                            19.76
  Index performance does not reflect deductions for fees, expenses or taxes.
 The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which the
  Advisors Signature Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).



Principal Investors Fund                                              221
www.principal.com

FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.10%     1.10%      1.10%    1.10%      1.10%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES    1.98%     1.85%      1.67%    1.48%      1.36%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                         $201  $621  $1,068  $2,306
 ADVISORS SELECT CLASS                                                                             188   582   1,001   2,169
 ADVISORS PREFERRED CLASS                                                                          170   526     907   1,976
 SELECT CLASS                                                                                      151   468     808   1,768
 PREFERRED CLASS                                                                                   138   431     745   1,635





222                                              Principal Investors Fund
                                                          1-800-547-7754

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. The Funds do not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund, as a shareholder in the underlying funds, bears its pro rata share of the management fees incurred by each underlying fund. The investment return of each Principal LifeTime Fund is net of the underlying funds' management fee.


Each Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Funds.
.. Distribution Fee - Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Advisors Select, Advisors Signature, Advisors Preferred and Select classes of each Fund pay a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.


Principal Investors Fund                                              223
www.principal.com

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Principal LifeTime Funds. It does apply to the underlying funds in which the LifeTime Funds invest. The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


REVERSE REPURCHASE AGREEMENTS
A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain


224                                              Principal Investors Fund
                                                          1-800-547-7754
cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS
The Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Bond & Mortgage Securities Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative. The Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040 and Principal LifeTime 2050 and Principal LifeTime Strategic Income Funds may invest in underlying funds that may invest in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield


Principal Investors Fund                                              225
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

bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


INITIAL PUBLIC OFFERINGS ("IPOS")
Certain of the Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;


226                                              Principal Investors Fund
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

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to rack a particular market index. The Funds could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING
As a principal investment strategy, the Diversified International, International Emerging Markets, International Growth, Partners Global Equity and Partners International Funds may invest Fund assets in securities of foreign companies. The other Funds (except Government & High Quality Bond Fund) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in


Principal Investors Fund                                              227
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

dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Funds (except the Government & High Quality Bond Fund) may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities, Disciplined LargeCap Blend, High Quality Intermediate-Term Bond, Inflation Protection, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, Partners LargeCap Blend, Money Market, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners LargeCap Value I, Partners LargeCap Value II, Preferred Securities, Real Estate Securities, Short-Term Bond and Ultra Short Bond Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with


228                                              Principal Investors Fund
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

smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES
From time to time, as part of its investment strategy, each Fund (other than the Money Market Fund which may invest in high-quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


LIFETIME FUNDS
The performance and risks of each LifeTime Fund directly corresponds to the performance and risks of the underlying funds in which the Fund invests. By investing in many underlying funds, the LifeTime Funds have partial exposure to the risks of many different areas of the market. The more a LifeTime Fund allocates to stock funds, the greater the expected risk.

For Funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed-income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. Principal intends to gradually shift each LifeTime Fund's (except the Lifetime Strategic Income Fund) allocation among the underlying funds so that within five to ten years after the stated retirement date, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund.


If you are considering investing in a LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each LifeTime Fund is managed with the assumption that the investor will invest in a LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.


Each LifeTime Fund indirectly bears its pro-rata share of the expenses of the Institutional Class shares of the underlying funds in which it invests, as well as directly incurring expenses. Therefore, investment in a LifeTime Fund may be more costly than investing directly in shares of the underlying funds.


Principal Investors Fund                                              229
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

PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which each invests. No turnover rate is calculated for the Partners Global Equity, Partners LargeCap Value I, Partners SmallCap Growth III, and Partners SmallCap Value II as they have been in existence for less than six months. Turnover rates for each of the other Funds may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of each Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2005, the mutual funds it manages had assets of approximately $28.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Alliance Capital Management, L.P. ("Alliance") managed $579 billion in assets as of December 31, 2005. Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


230                                              Principal Investors Fund
                                                          1-800-547-7754

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth I   Bruce K. Aronow
                                        Michael W. Doherty
                                        N. Kumar Kirpalani
                                        Samantha S. Lau





BRUCE K. ARONOW, CFA . Senior Vice President, Portfolio Manager/Research Analyst. Mr. Aronow is team leader of the Small Cap Growth equity portfolio management team. Prior to joining Alliance in 1999, Mr. Aronow was responsible for research and portfolio management of the small cap consumer sectors since early 1997 at INVESCO (NY) (formerly Chancellor Capital Management). He joined Chancellor in 1994. Previously, Mr. Aronow was a Senior Associate with Kidder, Peabody & Company. Mr. Aronow holds a BA from Colgate University. Mr. Aronow is a member of both the New York Society of Security Analysts and the Association of Investment Management & Research. He is a Chartered Financial Analyst.



MARK A. ATTALIENTI . Vice President, Portfolio Manager/Research Analyst. Prior to joining Alliance in 1999, Mr. Attalienti was responsible for covering the health care industry spanning all market caps and subsectors, at Chase Asset Management for the past five years. Previously, he worked as an Assistant Treasurer for Chase Vista Management Group where he focused on product development. He began his career at Chase Manhattan Bank in 1989. Mr. Attalienti has a BA in International Studies from Muhlenberg College.



MICHAEL W. DOHERTY . Assistant Vice President, Quantitative Analyst. Mr. Doherty is responsible for maintaining and updating the quantitative models used by the small cap group. He also provides research assistance across all industries and portfolio administration. Prior to joining Alliance in 1999, Mr. Doherty worked as a small cap research assistant and portfolio administrator for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Doherty began his career at Citicorp Investment Management in 1983 as a research assistant. He is currently attending Mount Saint Mary's College working toward a BA in Business Administration.



N. KUMAR KIRPALANI, CFA . Vice President, Portfolio Manager/Research Analyst. Prior to joining Alliance in 1999, Mr. Kirpalani was responsible for research and portfolio management of small cap industrial, financial and energy sectors for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Kirpalani joined Chancellor in 1993. Previously, Mr. Kirpalani served as Vice President of Investment Research at Scudder, Stevens & Clark. Mr. Kirpalani received a BTech from the Indian Institute of Technology and an MBA from the University of Chicago. Mr. Kirpalani is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. He is a Chartered Financial Analyst and has 22 years of investment experience.



SAMANTHA S. LAU, CFA . Vice President, Portfolio Manager/Research Analyst. Prior to joining Alliance in 1999, Ms. Lau was responsible for covering small cap technology companies for INVESCO (NY) (formerly Chancellor Capital Management). She joined Chancellor LGT in 1997. Previously Ms. Lau worked for three years in the investment research department of Goldman Sachs. Ms. Lau has a BS, magna cum laude, in Finance and Accounting from the Wharton School of the University of Pennsylvania. She is a Chartered Financial Analyst.


SUB-ADVISOR: AllianceBernstein Investment Research and Management ("Bernstein"), a wholly-owned subsidiary of Alliance Capital Management, L.P. ("Alliance"). As of December 31, 2005, Alliance managed $579 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


Principal Investors Fund                                              231
www.principal.com

The management of and investment decisions for the Fund's portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio. the members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                                                                     DAY-TO-DAY
           FUND                                                                      FUND MANAGEMENT
           ----                                                                      ---------------
           Partners LargeCap Value                                                   Marilyn G. Fedak
                                                                                     John Mahedy
                                                                                     Chris Marx
                                                                                     John D. Phillips, Jr.





MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111. As of December 31, 2005, American Century managed $100.9 billion in assets.

The day-to-day portfolio management for some of the Funds listed below is shared by two or more portfolio managers. In each such case the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth II  Prescott LeGard
                                        Gregory Woodhams
           Partners LargeCap Value II   Brendan Healy
                                        Mark Mallon
                                        Charles A. Ritter




232                                              Principal Investors Fund
                                                          1-800-547-7754

BRENDAN HEALY, CFA . Mr. Healy, Portfolio Manager, has been a member of the team that manages Large Company Value since he joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA Investment Management Company as an Equity Analyst. He has a Bachelor's degree in Mechanical Engineering from the University of Arizona and an MBA from the University of Texas-Austin. He has earned the right to use the Chartered Financial Analyst designation.



E.A. PRESCOTT LEGARD, CFA . Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.



MARK MALLON, CFA . Mr. Mallon, Chief Investment Officer and Executive Vice President, has been a member of the team that manages Large Company Value since its inception in July 1999. He joined American Century in April 1997. Before joining American Century, he spent 19 years at Federated Investors, most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Mallon has a Bachelor of Arts from Westminster College and an MBA from Cornell University. He has earned the right to use the Chartered Financial Analyst designation.



CHARLES A. RITTER, CFA . Mr. Ritter, Vice President and Senior Portfolio Manager, has been a member of the team that manages Large Company Value since its inception in July 1999. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor's degree in Mathematics and a Master's degree in Economics from Carnegie Mellon University as well as an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.



GREGORY J. WOODHAMS, CFA . Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor's degree in Economics from Rice University and a Master's degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Ark Asset Management Co., Inc. ("Ark Asset") is an independent,
         100% employee owned investment management firm. Ark Asset's offices are located at 125 Broad Street, New York, NY 10004. As of December 31, 2005, Ark Asset managed $16.7 billion in assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Value      Coleman M. Brandt
                                        William G. Charcalis




COLEMAN M. BRANDT . Vice Chairman, Ark Asset. Mr. Brandt joined Ark Asset in 1989. Prior to joining Ark Asset, he served as President of Lehman Management Co., Inc. He earned an MBA from the Harvard Graduate School of Business Administration and a BS from the Philadelphia Textile Institute.


Principal Investors Fund                                              233
www.principal.com

WILLIAM G. CHARCALIS . Managing Director, Ark Asset. Mr. Charcalis joined Ark Asset in 1994 as Senior Manager and has served in his current position since 1997. Prior to joining Ark Asset, he was Senior Manager at The IBM Retirement Funds. He earned a BS from the University of Southern California.


SUB-ADVISOR: Barrow, Hanley, Mewhinney & Strauss ("BHMS") is an investment advisory firm that was founded in 1979. It is registered as an investment adviser under the Investment Advisers Act of 1940. BHMS manages investments for institutional investors. It is a wholly-owned subsidiary of Old Mutual Asset Management (US), which is a wholly-owned subsidiary of Old Mutual plc. BHMS's address is 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201. At December 31, 2005, BHMS had approximately $55.4 billion in assets under management.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           MidCap Value                 James P. Barrow
                                        Mark Giambrone




JAMES P. BARROW . During Mr. Barrow's 43-year investment career, he has worked as a securities analyst and portfolio manager for several major institutions including Citizens & Southern Bank of South Carolina, Atlantic Richfield and Reliance Insurance. In 1973 re joined Republic National Bank of Dallas as a portfolio manager, where he worked with Tim Hanley and John Strauss. He later was placed in charge of the Employee benefit Portfolio Group and was a member of the Trust Investment Committee until the founding of BHMS in 1979. Mr. Barrow is the lead portfolio manager for the Vanguard Windsor II and Selected Value Funds. He earned a BS from the University of South Carolina.



MARK GIAMBRONE, CPA . Mr. Giambrone joined BHMS in December 1998 and became a principal in 2000. Prior to joining BHMS, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his 13-year career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal. Mr. Giambrone is a member of the American Institute of Certified Public Accountants. He graduated summa cum laude from Indiana University with a BS in Accounting, and earned an MBA from the University of Chicago.


SUB-ADVISOR: BNY Investment Advisors ("BNY"), a separately identifiable division of The Bank of New York, is located at 1633 Broadway, New York, New York 10019. Founded by Alexander Hamilton in 1784, The Bank of New York is one of the largest commercial banks in the United States, with over $102 billion in assets. The Bank of New York began offering investment services in the 1830s and as of December 31, 2005, managed more than $102 billion in investments for institutions and individuals.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth II  Edward J. Von Sauers
                                        Kurt Zyla





234                                              Principal Investors Fund
                                                          1-800-547-7754

EDWARD J. VON SAUERS . Mr. Von Sauers joined BNY Asset Management in 1987. As Division Head of Short Term Money Management, he has overall responsibility for $29 billion in short term fixed income assets. Mr. Von Sauers is a member of the Bank's Investment Policy Committee. Prior to joining the Bank, he was a portfolio manager for the New York State Power Authority. Mr. Von Sauers earned both a BBA and an MBA in Finance from Pace University.



KURT ZYLA . Mr. Zyla is the Managing Director and Division Head of Index Fund Management at BNY. Prior to managing the Division in 1998, he was an index portfolio manager and worked in the Special Investment Products area, focusing on portfolio transitions/liquidations and equity derivative product strategies. Before joining BNY in 1989, Mr. Zyla worked in the Specialty Chemical's Division of Engelhard Corporation in the areas of technical sales and product management. He earned a BS in Chemical Engineering from New Jersey Institute of Technology and an MBA from New York University's Stern School of Business.


SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902. As of December 31, 2005, CCI had approximately $5.9 billion in assets under management.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           LargeCap Growth              Anthony Rizza
           MidCap Growth                Clifford G. Fox




CLIFFORD G. FOX, CFA . Mr. Fox, portfolio manager, joined CCI in 1992. He had previously served as Vice President of Equity Investments at General Reinsurance Corporation. He received an MBA from the Stern School of Business, New York University and a BS from the Wharton School, University of Pennsylvania. Mr. Fox has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He had previously worked with Connecticut National Bank as a Research Officer. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Dimensional Fund Advisors Inc. ("Dimensional"), located at 1299
         Ocean Avenue, Santa Monica CA 90401, is a registered investment advisor. As of December 31, 2005, Dimensional and its subsidiaries managed approximately $36.0 billion in assets.

The Fund is managed using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and all other trading personnel.


The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. As of the date of this Prospectus the Investment Committee has ten members. Investment decisions for the Portfolio are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.


Principal Investors Fund                                              235
www.principal.com

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the portfolios including running buy and sell programs based on the parameters established by the Investment Committee. Robert
T. Deere coordinates the efforts of all other portfolio managers and trading personnel with respect to domestic equity portfolios. For this reason, Dimensional has identified Mr. Deere as primarily responsible for coordinating the day-to-day management of the Fund.


Mr. Deere is a Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Deere received his MBA from the University of California at Los Angeles in 1991. He also holds a B.S. and a B.A. from the University of California at San Diego. Mr. Deere joined Dimensional in 1991 and has been responsible for the domestic equity portfolios since 1994.


The SAI provides information about Mr. Deere's compensation, other accounts managed by Mr. Deere, and Mr. Deere's ownership of Fund shares.


SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a wholly-owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. As of December 31, 2005, Emerald managed approximately $2.36 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth II  Joseph W. Garner
                                        Kenneth G. Mertz II
                                        Stacey L. Sears




The portfolio management and strategy team have long tenures at Emerald, with Ms. Sears joining Emerald in 1991, Mr. Mertz in 1992 and Mr. Garner in 1994.



KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees' Retirement System (1985-1992). He earned a BA in Economics from Millersville University.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.



JOSEPH W. GARNER . Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce's Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio


236                                              Principal Investors Fund
                                                          1-800-547-7754

Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.





SUB-ADVISOR: Fidelity Management & Research Company ("FMR") is the sub-advisor.
         Day-to-day management decisions concerning the Fund are made by FMR Co., Inc. ("FMRC") which serves as sub-sub-advisor. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2005, FMR and affiliates managed approximately $207.7 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners International       Cesar Hernandez
           Partners MidCap Growth II    Bahaa W. Fam




BAHAA W. FAM . Mr. Fam is a vice president and a portfolio manager for Fidelity Management & Research Company. Mr. Fam joined Fidelity in 1994 and served as the firm's director of quantitative research from 1998-2004. Mr. Fam received a BS in electrical engineering/computer science from John Hopkins University and an MS with a concentration in optimization theory and economic systems, also from Johns Hopkins.



CESAR E. HERNANDEZ, CFA . Mr. Hernandez is a Senior Vice President and Portfolio Manager at Fidelity Investments. He developed the Select International discipline at Fidelity and has been responsible for managing Select International portfolios on behalf of institutional investors since the discipline's inception. Mr. Hernandez earned his B.S from the Universidad Simon Bolivar and his M.B.A from Babson College. He is a CFA charterholder and a member of the Boston Security Analysts Society.


SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. Goldman Sachs Asset Management reported $496.1 billion in total assets under management and/or distribution as of December 31, 2005 (including seed capital and excluding assets under supervision).

The day-to-day portfolio management for some of the Funds listed below is shared by two or more portfolio managers. In each such case the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


Principal Investors Fund                                              237
www.principal.com

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend I    Melissa R. Brown
                                        Robert C. Jones
           Partners MidCap Value I      Dolores Bamford
                                        David L. Berdon
                                        Andrew Braun
                                        Scott Carroll
                                        Sally Pope Davis
                                        Sean Gallagher
                                        Lisa Parisi
                                        Edward Perkin
                                        Eileen Rominger





DOLORES BAMFORD . Ms. Bamford is a Vice President and Portfolio Manager at GSAM. She joined GSAM as a portfolio manager for the Value team in April 2002. Prior to that, Ms. Bamford was a portfolio manager at Putnam Investments for various products since 1991.



DAVID L. BERDON . Mr. Berdon is a Vice President and Portfolio Manager at GSAM. Mr. Berdon joined GSAM as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology Partners.



ANDREW BRAUN . Mr. Braun is a Managing Director and Portfolio Manager at GSAM. Mr. Braun joined GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team. He became a portfolio manager in May 2001.



MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity ("GQE") group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She earned an MBA from New York University. She has earned the right to use the Chartered Financial Analyst designation.



SCOTT CARROLL . Mr. Carroll is a Vice President and Portfolio Manager at GSAM. Mr. Carroll joined GSAM as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.



SALLY POPE DAVIS . Ms. Pope Davis is a Vice President and Portfolio Manager at GSAM. She joined GSAM as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.



ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the GQE group. He brings 20 years of investment experience to his work in managing the GQE group. Mr. Jones joined GSAM as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.



SEAN GALLAGHER . Mr. Gallagher is a Managing Director and Portfolio Manager at GSAM. Mr. Gallagher joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.


238                                              Principal Investors Fund
                                                          1-800-547-7754

LISA PARISI . Ms. Parisi is a Managing Director and Portfolio Manager at GSAM. Ms. Parisi joined GSAM as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.



EDWARD PERKIN. . Mr. Perkin is a Vice President and Portfolio Manager at GSAM. Mr. Perkin joined GSAM as a research analyst in June 2002. He became a portfolio manager in June 2004. From August 2000 to May 2002, Mr. Perkin earned his MBA at Columbia Business School, during which time he served as a research intern for Fidelity Investments and Gabelli Asset Management. From September 1997 to May 2000, Mr. Perkin was a senior research analyst for a subsidiary of Fiserv, where he oversaw all matters related to compliance and historical market data.



EILEEN ROMINGER . Ms. Rominger is a Managing Director, Chief Investment Officer and Portfolio Manager at GSAM. Ms. Rominger joined GSAM as a portfolio manager and Chief Investment Officer of the Value team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.


SUB-ADVISOR: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") is a privately held global investment management firm servicing clients in the corporate, public, endowment and foundation marketplace located at 40 Rowes Wharf, Boston, MA 02110. As of December 31, 2005, GMO managed $111 billion in client assets.

Day-to-day management of the Fund is the responsibility of GMO's U.S. Quantitative Division. The Division's members work collaboratively to manage the Fund's portfolio, and no one person is primarily responsible for day-to-day management. The individual responsible for managing the implementation and monitoring of the overall portfolio management of the Fund is Sam Wilderman. Mr. Wilderman allocates responsibility for portions of the Fund's portfolio to various members of the Division, oversees the implementation of trades, reviews the overall composition of the Fund's portfolio, including compliance with stated investment objectives and strategies and monitors cash flows.


Mr. Wilderman is a member (partner) of GMO and is Director of GMO's U.S. Quantitative Division. Mr. Wilderman served as co-director of U.S. equity management in 2005. Prior to this position, he was responsible for research and portfolio management for the GMO Emerging Markets Fund, the GMO Emerging Countries Fund and the GMO Emerging Markets Quality Fund. He joined GMO in 1996 following the completion of his B.A. in Economics from Yale University.


The SAI contains other information about how GMO determines the compensation of the Division's senior member, other accounts managed by the team's senior member, and ownership of mutual fund shares by the Division's senior member.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), a bank holding company. Morgan offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2005, Morgan had total combined assets under management of approximately $847 billion.

The day-to-day portfolio management for some of the Funds listed below is shared by two or more portfolio managers. In each such case the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


Principal Investors Fund                                              239
www.principal.com

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners Global Equity       Matthew Beesley
                                        Edward Walker
                                        Howard Williams
           Partners SmallCap Value I    Christopher T. Blum
                                        Dennis S. Ruhl




MATTHEW BEESLEY, CFA . Mr. Beesley is a portfolio manager in the Global Portfolios Group, based in London. An employee since 2002, he was previously a portfolio manager at Merrill Lynch Investment Managers, responsible for global equity mandates. Prior to this, Mr. Beesley was a global and emerging markets equity analyst. He holds a BA (Hons) in Politics and Modern History from the University of Manchester and is a CFA Charterholder.



CHRISTOPHER T. BLUM, CFA . Managing Director of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.



DENNIS S. RUHL, CFA . Mr. Ruhl, Vice President of Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor's degrees in Mathematics and Computer Science and a Master's degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.



EDWARD WALKER, CFA . Mr. Walker is a portfolio manager in the Global Portfolios Group, based on London. He is manager of the JP Morgan Fleming Overseas Investment Trust, open-ended global retail funds and co-manages the JPMorgan Total Return Fund. Previously Mr. Walker held a range of analyst positions, most recently as the global sector specialist responsible for technology. He joined the Global Portfolios group in 1997 as a graduate trainee and holds an MA in Economics from Cambridge University. He has earned the right to use the Chartered Financial Analyst designation.



HOWARD WILLIAMS . Mr. Williams is a managing director and head of the Global Portfolios Group, based in London, responsible for multi-market investment in JPMorgan Fleming. An employee since 1994, Mr. Williams was previously employed at Shell Pensions in London as senior portfolio manager and head of UK equities. Prior to this, he managed global invested offshore pension funds. Mr. Williams also was with Kleinwort Benson Investment Management and with James Capel & Co. He holds an MA in Geography from Cambridge University.


SUB-ADVISOR: Los Angeles Capital Management and Equity Research, Inc. ("LA
         Capital") is an independent, employee-owned firm. It is located at 11150 Santa Monica Boulevard, Los Angeles, California 90025. As of December 31, 2005, LA Capital had assets under management of approximately $3.7 billion.
Day-to-day portfolio management is performed by an investment management team. Current members of the team include: Thomas D. Stevens, CFA, Chairman; Hal W. Reynolds, CFA, Chief Investment Officer; David R. Borger, CFA, Director of Research; Stuart K. Matsuda, Director of Trading; and Christine M. Kugler, Director of Implementation. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


240                                              Principal Investors Fund
                                                          1-800-547-7754

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Value I      David R. Borger
                                        Christine M. Kugler
                                        Stuart K. Matsuda
                                        Hal W. Reynolds
                                        Thomas D. Stevens
           Partners SmallCap Value      David R. Borger
                                        Christine M. Kugler
                                        Stuart K. Matsuda
                                        Hal W. Reynolds
                                        Thomas D. Stevens




DAVID R. BORGER, CFA . Director of Research and Principal, L.A. Capital. Mr. Borger co-founded L.A. Capital in 2002 and is responsible for the development and management of the Dynamic Alpha Model (the firm's proprietary stock selection model). Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Assoicates. He earned a BS from the Wittenberg University and an MA and MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.



CHRISTINE M. KUGLER . Director of Implementation and Principal, L.A. Capital. Ms. Kugler was with L.A. Capital at its founding and became a Principal in January of 2004. Prior to joining L.A. Capital she worked at Wilshire Associates. She earned a BA from the University of California, Santa Barbara.



STUART K. MATSUDA . Director of Trading and Principal, L.A. Capital. Mr. Matsuda co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Vice President and principal at Wilshire Associates where he also served as Wilshire Asset Management's Director of Trading. He earned a BBA from the University of Hawaii and an MBA from California State University Northridge.



HAL W. REYNOLDS, CFA . Chief Investment Officer and Principal, L.A. Capital. Mr. Reynolds co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He joined the consulting division of Wilshire Associates in 1989 where he served as a senior consultant and also designed the Wilshire Compass (the firm's asset allocation and manager optimization technology system). In 1989, he joined Wilshire Asset Management as Chief Investment Officer. Mr. Reynolds earned a BA from the University of Virginia and an MBA from the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



THOMAS D. STEVENS, CFA . Chairman and Principal, L.A. Capital. Mr. Stevens co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Senior Managing Director and Principal at Wilshire Associates. He joined Wilshire in 1980 and for six years directed its Equity Division, overseeing the delivery of the Equity and Index Fund Management Services, In 1986, he assumed responsibility for Wilshire Asset Management and for the next 16 years headed that division. Mr. Stevens earned a BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Mazama Capital Management, Inc. ("Mazama") is an independent employee-owned money management firm specializing in small and mid cap growth investing for institutional clients. The firm is headquartered at One Southwest Columbia Street, Suite 1500, Portland Oregon 97258 with assets under management totaling over $6.77 billion as of December 31, 2005.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the


Principal Investors Fund                                              241
www.principal.com
portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


                                         DAY-TO-DAY
           FUND                          FUND MANAGEMENT
           ----                          ---------------
           Partners SmallCap Growth III  Stephen C. Brink
                                         Timothy Butler
                                         Michael Clulow
                                         Gretchen Novak
                                         Ronald A. Sauer





STEPHEN C. BRINK, CFA . Mr. Brink is a co-founder of Mazama and serves as Director of Research. His primary responsibility is as portfolio manager on both the Small Cap Growth and Small-Mid Cap Growth products, backing up lead portfolio manager Ron Sauer. Mr. Brink has spent over 26 years in the investment industry. He received his BS Business Administration from Oregon State University in 1977 and his Chartered Financial Analyst designation in 1982.



TIMOTHY P. BUTLER . Mr. Butler is an equity analyst concentrating on financial services and financial technology companies for all Mazama strategies. He works closely with Steve Brink, the firm's Director of Research, in covering this sector. Mr. Butler worked most recently at Pacific Crest Securities, where he was Senior Research Analyst specializing in financial technology stocks. Prior to this, he worked at Stifel, Nicolaus & Co., also as a Research Analyst focused on specialty finance companies. Mr. Butler completed his MBA at the University of Texas in 1990, graduating cum laude, and earned a BA in Business Administration from Wichita State University in 1988, where he graduated summa cum laude and was elected to the Beta Gamma Sigma honor society.



MICHAEL D. CLULOW, CFA . Mr. Clulow works out of the firm's New York research office, specializing in research and analysis of small & mid cap healthcare companies, including biotech and emerging pharmaceutical companies. He has been an investment analyst since 1995, most recently as Senior Analyst, Healthcare IT & Pharmaceutical Outsourcing Sectors with UBS Warburg in New York, NY. Previously he worked as a healthcare analyst at CIBC World Markets. Mr. Clulow earned a BS in Finance at Miami University and an MBA with honors in Finance and Economics at New York University's Leonard N. Stern School of Business in 1996. He received his Chartered Financial Analyst designation in 2002.



GRETCHEN NOVAK, CFA . Ms. Novak is responsible for researching consumer discretionary and consumer staple companies for all Mazama strategies and is an Associate Portfolio Manager, supporting Ron Sauer and Steve Brink in overseeing the investment process. Formerly an Equity Analyst with Cramer Rosenthal McGlynn, LLC, she specialized in small and mid-cap stocks with focus on consumer discretionary companies and secondary emphasis on consumer staples and utility/energy service companies. She earned her BA in Business Administration with concentration in finance from the University of Washington in 1994, graduating cum laude and elected to Phi Beta Kappa and Beta Gamma Sigma honor society. She received her Chartered Financial Analyst designation in 2001.



RONALD A. SAUER . Mr. Sauer is the founder of Mazama and serves as its Senior Portfolio Manager and Chief Investment Officer. He has been active in small and mid cap investing since 1980. As lead portfolio manager for Mazama, Mr. Sauer developed a highly disciplined and successful investment process. He developed the firm's Price Performance Model, a critical component and the underlying discipline of Mazama's investment approach. Mr. Sauer received his BA Finance from the University of Oregon in 1980.


SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has more than $4.0 trillion in assets under management, administration or custody, including $707 billion under management. As of December 31, 2005, Mellon Equity managed approximately $21.3 billion in assets.


242                                              Principal Investors Fund
                                                          1-800-547-7754

The day-to-day portfolio management for some of the Funds listed below is shared by two or more portfolio managers. In each such case the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth I     Adam T. Logan
                                        John O'Toole
           Partners SmallCap Blend      Ronald P. Gala
                                        Peter D. Goslin
           Partners SmallCap Value I    Ronald P. Gala
                                        Peter D. Goslin




RONALD P. GALA, CFA . Mr. Gala is a portfolio manager of Dreyfus and a Senior Vice President and a principal of Mellon Equity. Mr. Gala has 20 years experience managing equity portfolios, and he is a past president of the Pittsburgh Society of Financial Analysts. Mr. Gala earned his MBA in Finance from the University of Pittsburgh and his BS in Business Administration from Duquesne University. He is a Chartered Financial Analyst.



PETER D. GOSLIN, CFA . Mr. Goslin is a Vice President and Portfolio Manager with Mellon Equity. Before joining Mellon Equity in 1999, Mr. Goslin spent over four years with Merrill Lynch. During his tenure with Merrill, he worked as a NASDAQ market maker and an equity index options proprietary trader. Prior to that, he ran Merrill's S&P options desk at the Chicago Mercantile Exchange. Mr. Goslin earned his MBA in Finance at the University of Notre Dame Graduate School of Business following a BS in Finance from St. Vincent College. He has earned the right to use the Chartered Financial Analyst designation.



ADAM T. LOGAN, CFA . Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Equity. Previously, he performed duties as a financial analyst in Mellon Financial Corporation's corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



JOHN O'TOOLE, CFA . Senior Vice President of Mellon Equity since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $105.9 billion in total assets (as of December 31, 2005) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.


The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.


Principal Investors Fund                                              243
www.principal.com

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Value        S. Basu Mullick




S. BASU MULLICK . Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. He is manager of mid- to large-cap value Partners Fund and mid-cap value strategy totaling $5.4 billion in assets. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned a MA in Economics and a Ph.D., ABD Finance from Rutgers University.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2005, Principal, together with its affiliated asset management companies, had approximately $159 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

The day-to-day portfolio management for some of the Funds listed below is shared by two or more portfolio managers. In each such case the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


                                                DAY-TO-DAY
           FUND                                 FUND MANAGEMENT
           ----                                 ---------------
           Bond & Mortgage Securities           William C. Armstrong
                                                Timothy R. Warrick
           Disciplined LargeCap Blend           Jeff Schwarte
           Diversified International            Paul H. Blankenhagen
                                                Juliet Cohn
                                                Chris Ibach
           Government & High Quality Bond       Brad Fredericks
                                                Lisa A. Stange
           High Quality Intermediate-Term Bond  William C. Armstrong
                                                Timothy R. Warrick
           Inflation Protection                 Martin J. Schafer
                                                Gwen Swanger
           International Emerging Markets       Michael A. Marusiak
                                                Michael L. Reynal
           International Growth                 Steve Larson
                                                John Pihlblad
           LargeCap S&P 500 Index               Dirk Laschanzky
                                                Mariateresa Monaco
           LargeCap Value                       John Pihlblad
           MidCap Blend                         K. William Nolin
           MidCap S&P 400 Index                 Dirk Laschanzky
                                                Mariateresa Monaco
           MidCap Value                         Dirk Laschanzky
                                                Jeff Schwarte
           Money Market                         Tracy Reeg
                                                Alice Robertson
           Principal LifeTime 2010              Dirk Laschanzky
           Principal LifeTime 2020              Dirk Laschanzky
           Principal LifeTime 2030              Dirk Laschanzky
           Principal LifeTime 2040              Dirk Laschanzky
           Principal LifeTime 2050              Dirk Laschanzky
           Principal LifeTime Strategic Income  Dirk Laschanzky
           Short-Term Bond                      Zeid Ayer
                                                Craig Dawson
                                                Martin J. Schafer
           SmallCap Blend                       Todd Sanders
           SmallCap Growth                      Mariateresa Monaco
           SmallCap S&P 600 Index               Dirk Laschanzky
                                                Mariateresa Monaco
           SmallCap Value                       Thomas Morabito
           Ultra Short Bond                     Zeid Ayer
           f/k/a                                Craig Dawson
           Capital Preservation





244                                              Principal Investors Fund
                                                          1-800-547-7754

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ZEID AYER, PH.D., CFA . Mr. Ayer joined Principal in 2001 and is a senior research analyst and co-manager of the Ultra Short Fixed Income portfolios. He is the global sector head for asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). Mr. Ayer is also the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, he was assistant vice president at PNC Financial Services Group. He earned a PhD in Physics from the University of Notre Dame, an MS in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen is a portfolio manager at Principal. He is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Mr. Blankenhagen is also active in research with an emphasis on the banking and media industries. He joined the firm in 1992 and has been a member of the international equity team since 1995. He was named a portfolio manager in 2000. Mr. Blankenhagen received a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He holds the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.



JULIET COHN . Ms. Cohn is a portfolio manager at Principal. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European


Principal Investors Fund                                              245
www.principal.com
accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College Cambridge England.



CRAIG DAWSON, CFA . Mr. Dawson joined Principal in 1998 and became a portfolio manager in 2002. He manages ultra short, high quality short, stable value and global strategic income portfolios. He previously managed corporate bond portfolios and multi-sector portfolios. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.



BRAD FREDERICKS. . Mr. Fredericks is a portfolio manager at Principal Global Investors. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He received a Bachelor's degree in Finance from Iowa State University. Mr. Frederick is a Fellow of the Life Management Institute (FLMI).



CHRISTOPHER IBACH, CFA . Mr. Ibach joined Principal in 2000 and is an associate portfolio manager and equity research analyst. He specializes in the analysis of international technology companies and is also responsible for coordinating portfolio rebalancing and the application of Principal's Global Research Platform. Previously, he was with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



STEVEN LARSON, CFA. . Mr. Larson is an associate portfolio manager and equity analyst for Principal. Prior to joining the firm in 2001, he led the investment management review and portfolio analysis process for the $80 billion Wells Fargo fund family. Prior to that, he was Manager of the Investment Analytics Group at First American Asset Management. He received an MBA in Finance from the University of Minnesota and a Bachelor's degree from Drake University. He is a member of the Association for Investment Management and Research (AIMR) and has earned the right to use the Chartered Financial Analyst designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



MARIATERESA MONACO . Ms. Monaco is an associate portfolio manager at Principal. Joining Principal in 2005, she works with the asset allocation and indexed funds. Most recently, she was a quantitative equity analyst at Fidelity Management in Boston. During her 10-year career with Fidelity, she supported a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Northeastern University. She also earned a Master's degree in Electrical Engineering from Politecnico di Torino, Italy, and a diploma in Piano from the Conservatorio di Torino, Italy.



THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.


246                                              Principal Investors Fund
                                                          1-800-547-7754

K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal specializing in the management and research areas for the short-term money market portfolios. She joined the firm in 1993. Ms. Reeg received a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



TODD SANDERS, CFA . Mr. Sanders is an equity analyst for Principal focused on quantitative research. He joined the firm in 1998. Previously, he was an investment analyst for NISA Investment Advisors and in credit analysis/risk management with the U.S. Central Credit Union. He received an MBA in Finance from Washington University and a Bachelor's degree in Finance/Economics from the University of Missouri-Columbia. He is a member of the International Association of Financial Engineers (IAFE), the Global Association of Risk Professionals
(GARP) and the Association of Investment Management and Research (AIMR). He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in managing mortgage-backed securities and high quality short, intermediate and long duration portfolios. Mr. Schafer joined the firm in 1977. In the early 1980s, he developed the firm's secondary mortgage marketing operation and in 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985 and institutional portfolios in 1992. Mr. Schafer holds a Bachelor's degree in Accounting and Finance from the University of Iowa.



JEFFREY A. SCHWARTE, CFA, CPA . Mr. Schwarte is an associate portfolio manager and equity analyst at Principal. He is a member of the systematic strategies team and is responsible for conducting research on stock selection strategies, portfolio construction techniques, and strategy implementation. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He received a Bachelor's degree in Accounting from the University of Northern Iowa. He also holds the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI). He is a member of the Iowa Society of Certified Public Accountants and the Association for Investment Management and Research (AIMR). He also has the NASD Series 7 license.


Principal Investors Fund                                              247
www.principal.com

LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for Principal. She is integrally involved in the formulation of broad investment strategy, quantitative research and product development. She joined the firm in 1989. Ms. Stange received an MBA and a Bachelor's degree from the University of Iowa. She holds the Chartered Financial Analyst designation and is a member of the Iowa Society of Financial Analysts and the CFA Institute.



GWEN SWANGER, CFA . Ms. Swanger is a portfolio manager for Principal's global fixed income and inflation protection portfolios. She has managed global fixed income since 1997. She has been involved in international and U.S. investing for over fifteen years. In addition to managing the international bond portfolios, she has directed the international fixed income research effort overseeing sovereign credit analysis of developed, developing countries and emerging markets. Ms. Swanger joined the firm in 1989 as a private placement analyst. She received an MBA in Finance, a Bachelor's degree from Drake University and is a Fellow of the Life Management Institute (FLMI). She also holds the Chartered Financial Analyst designation and is a member of the CFA Institute.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


SUB-ADVISOR: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. As of December 31, 2005, Principal - REI, together with its affiliated asset management companies, had approximately $32.0 billion in asset under management. Principal - REI's address is 801 Grand Avenue, Des Moines, Iowa 50392.


The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Real Estate Securities       Kelly D. Rush




KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2005, Spectrum, together with its affiliated asset management companies, had approximately $13.2 billion in asset under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the


248                                              Principal Investors Fund
                                                          1-800-547-7754
portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Preferred Securities         L. Phillip Jacoby
                                        Bernard M. Sussman




L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995 as Portfolio Manager. Previously, he was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a $600 million preferred stock portfolio. Mr. Jacoby received his BS in Finance from Boston University.



BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer and Chair of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid market. He was a Limited Partner at Goldman Sachs from 1994-1996. He received a BS in Industrial Relations and an MBA in Finance, both from Cornell University.


SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $269.5 billion in assets under management as of December 31, 2005. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend      William J. Stromberg
                                        Richard T. Whitney
           Partners LargeCap Growth I   Robert W. Sharps





ROBERT W. SHARPS, CFA, CPA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also a Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



WILLIAM J. STROMBERG, CFA . Mr. Stromberg is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price, Director of Global Equity Research, and a member of the firm's Equity and International Steering Committees. Prior to joining the firm in 1987, he was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center. He earned a BA from Johns Hopkins University and an MBA from Tuck School of Business at Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Stromberg serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Mr. Stromberg has ultimate accountability for the Fund.


Principal Investors Fund                                              249
www.principal.com

RICHARD T. WHITNEY, CFA . Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of the firm's Quantitative Equity Group and member of the Equity Steering Committee. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a BS and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Whitney serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he, along with Mr. Stromberg, is responsible for ensuring adherence to portfolio constraints and risk controls, as well as managing inter-analyst activity.


The Partners LargeCap Blend Fund Fund has an Investment Advisory Committee with the following members: William J. Stromberg, Director of Equity Research and Chairman; Kennard W. Allen; Jeffrey W. Arricale; Laurie M. Bertner; David R. Giroux; Ann M. Holcomb; Michael W. Holton; Charles G. Pepin; Joshua K. Spencer; and Richard T. Whitney, Director of Systematic Research. Mr. Stromberg has day-to-day responsibility for managing the portfolio and works with the Committee and a group of T. Rowe Price equity research analysts in developing and executing the Fund's investment program. Prior to joining the firm in 1987, he was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center. He earned a BA from Johns Hopkins University and an MBA from Tuck School of Business at Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2005, Turner had discretionary management authority with respect to approximately $18 billion in assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth       Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Previously, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987. He earned a BA in Economics and a BA in Psychology from Vassar College.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. He earned a BS in Accounting and an MBA in Finance from Bradley University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary


250                                              Principal Investors Fund
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


         of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2005, UBS Global AM managed approximately $66.12 billion in assets and the Group managed approximately $581.49 billion in assets.

Investment decisions for the Partners LargeCap Value I Fund are made by investment management teams at UBS Global AM, including Thomas M. Cole, Thomas
J. Digenan, John C. Leonard and Scott C. Hazen. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.


The day-to-day portfolio management for the Partners SmallCap Growth II Fund is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.


The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                                                                     DAY-TO-DAY
           FUND                                                                      FUND MANAGEMENT
           ----                                                                      ---------------
           Partners LargeCap Value I                                                 Thomas M. Cole
                                                                                     Thomas J. Digenan
                                                                                     Scott C. Hazen
                                                                                     John C. Leonard
           Partners SmallCap Growth II                                               Paul A. Graham, Jr.
                                                                                     David N. Wabnik




THOMAS M. COLE, CFA . Mr. Cole joined UBS Global AM in 1985. Mr. Cole is responsible for the direction and oversight of the research group of the North American Core Equities Team. He is actively involved in security analysis and the portfolio construction process. Mr. Cole's prior experience with the firm includes Senior Analyst (responsible for the retail, food, household and personal products, media, auto and auto parts sectors), managing the US Equity Trading Desk and serving as a Portfolio Manager in the US Fixed Income Group. He is a member of the Association of Investment Management and Research and the Investment Analysts Society of Chicago. He received both his BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.



THOMAS J. DIGENAN, CFA, CPA . Mr. Digenan joined UBS Global AM in 1993. Mr. Digenan participates in the analysis and development of US Equity portfolio. He is responsible for communicating the firm's equity strategy to clients and investment consultants. Mr. Digenan's prior experience with the firm includes President of mutual funds and relationship funds organization. Prior to joining the firm, Mr. Digenan was a senior manager in the tax department of KPMG Peat Marwick working exclusively in the investment services industry. Mr. Digenan is a member of the Association for Investment Management and Research, the Investment Analysts Society of Chicago and the American Institute of Certified Public Accounts.



PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



SCOTT C. HAZEN, CFA . Mr. Hazen joined UBS Global AM in 1992 and participates in the analysis and development of U.S. Equity portfolios. Prior to joining the portfolio management team in 2004, Mr. Hazen served as a member of the firm's global investment team responsible for providing client service and relationship management to the firm's clients. He earned a BBA from the University of Notre Dame and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation and is a member of the Investment Analysts Society of Chicago.


Principal Investors Fund                                              251
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JOHN C. LEONARD, CFA . Mr. Leonard joined UBS Global AM in 1991. Mr. Leonard
Head of North American Equities and is responsible for the development of sector and stock selection strategies within this market. In addition, as Deputy Head of Equities, Mr. Leonard assumes management responsibilities for Japanese, Asian and Australian Equities. Prior to joining UBS Global AM, he worked as an investment analyst at a real estate management company and as a financial advisor with two investment management firms. Mr. Leonard received his AB from Dartmouth College and his MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exams.


SUB-ADVISOR: Vaughan Nelson is located at 600 Travis Street, Suite 6300,
         Houston, Texas 77002. Founded in 1970, Vaughan Nelson is a subsidiary of IXIS Asset Management North America. As of December 31, 2005, Vaughan Nelson had approximately $4.7 billion in assets under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Value II   Mark J. Roach
                                        Chris D. Wallis
                                        Scott J. Weber




MARK J. ROACH . Mr. Roach, a Portfolio Manager of Vaughan Nelson, joined the firm in 2002. Prior to joining Vaughan Nelson, he was a security analyst for USAA Investment Management Company from 2001 to 2003, and an equity analyst with Fifth Third Bank from 1999 to 2001. Mr. Roach received a B.A. from Baldwin Wallace College and an M.B.A. from the University of Chicago. He has over 13 years of investment management and research experience.



CHRIS D. WALLIS, CFA . Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. He received a B.B.A. fro Baylor University and an M.B.A. from Harvard Business School. Mr. Wallis holds the designation of Chartered Financial Analyst and has over 13 years of investment/financial analysis and accounting experience.



SCOTT J. WEBER . Mr. Weber, a Portfolio Manager of Vaughan Nelson, joined the firm in 2003. Prior to joining Vaughan Nelson, he was a vice president from 2001 to 2003 and a senior associated from 2000 to 2001 of RBC Capital Markets. Mr. Weber received a B.S. from the University of the South and an M.B.A. from Tulane University. Mr. Weber holds the designation of Chartered Financial Analyst and has over eight years of investment management and financial analysis experience.


SUB-ADVISOR: Wellington Management Company, LLP ("Wellington Management"), a
         Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, MA 02109. Wellington Management and its predecessor organizations have provided investment services since 1928. As of December 31, 2005, Wellington Management managed $520.7 billion of client assets.


252                                              Principal Investors Fund
                                                          1-800-547-7754

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend I    Maya K. Bittar
                                        Jeffrey L. Kripke
                                        Matthew E. Megargel
                                        Michael D. Rodier




MAYA K. BITTAR, CFA . Ms. Bittar, a Vice President, joined Wellington Management in 1998 as an equity portfolio manager. Prior to joining the firm, Ms. Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management. Ms. Bittar earned an MBA and MS, along with a BBA, from the University of Wisconsin-Madison. She has earned the right to use the Chartered Financial Analyst designation.



JEFFREY L. KRIPKE . Mr. Kripke, a Vice President, joined Wellington Management in 2001 as a portfolio manager. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management, Chase Asset Management and Morgan Stanley Asset Management. Mr. Kripke earned an MBA in Finance from Columbia University Graduate School of Business and a BA in Economics from Tufts University.



MATTHEW E. MEGARGEL, CFA . Mr. Megargel, a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.



MICHAEL D. RODIER . Mr. Rodier, a Vice President, joined Wellington Management in 1982 while pursuing a BS degree in journalism at Suffolk University. Upon graduation in 1984, Mr. Rodier joined the firm as a fixed income analyst focusing on convertible securities. Mr. Rodier joined the US Core Equity team as an analyst and portfolio manager in 1994. As noted, Mr. Rodier earned a BS in Journalism from Suffolk University.


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE SUB-SUB-ADVISORS
Principal Global Investors, LLC ("Principal") has entered into sub-sub-advisory agreements for various Funds. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of Principal for a certain portion of the Fund's assets. The sub-sub-advisor is paid a fee by Principal.

Principal is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund's portfolio are made by Spectrum Asset Management, Inc. ("Spectrum"), and Post Advisory Group, LLC ("Post") each of which serves as sub-sub-advisor. Similar day-to-day management decisions concerning a portion of the High Quality Intermediate-Term Bond Fund's portfolio are made by Spectrum and such decisions for a portion of the Ultra Short Bond Fund's portfolio are made by Post.


Principal Investors Fund                                              253
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


See the discussion regarding Spectrum provided in connection with the Preferred Securities Fund for a description of the firm and the individuals who serve as portfolio managers.


SUB-ADVISOR: Post Advisory Group, LLC ("Post") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025. As of December 31, 2005, Post had $8.1 billion in asset under management.


LAWRENCE A. POST . Mr. Post joined Principal in 2003 with over 30 years of investment experience. Prior to founding the Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. Mr. Post received an MBA in Business Administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.



ALLAN SCHWEITZER . Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer received a Bachelor's degree in Business Administration from Washington University at St. Louis and his Master's in Business Administration from the University of Chicago with a concentration in analytical finance and international economics.


FEES PAID TO THE MANAGER
The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2005 was:

       Bond & Mortgage
       Securities                 0.54%     Partners MidCap Growth       1.00%
       Disciplined LargeCap
       Blend                      0.60%     Partners MidCap Value        1.00%
       Diversified                          Partners MidCap Growth
       International              0.90%     II                           1.00%
       Government & High
       Quality Bond
       f/k/a Government
       Securities                 0.40%     Partners MidCap Value I      1.00%
       High Quality
       Intermediate-Term Bond     0.40%     Partners SmallCap Blend      1.00%
                                            Partners SmallCap Growth
       Inflation Protection       0.40%     I                            1.10%
       International Emerging               Partners SmallCap Growth
       Markets                    1.35%     II                           1.00%
                                            Partners SmallCap Growth
       International Growth       1.00%     III                          1.10%
       LargeCap Growth            0.55%     Partners SmallCap Value      1.00%
                                            Partners SmallCap Value
       LargeCap S&P 500 Index     0.15%     I                            1.00%
                                            Partners SmallCap Value
       LargeCap Value             0.45%     II                           1.00%
       MidCap Blend               0.65%     Preferred Securities         0.75%
                                            Partners SmallCap Growth
       MidCap Growth              0.65%     II                           1.00%
       MidCap S&P 400 Index       0.15%     Principal LifeTime 2010    0.1225%
       MidCap Value               0.65%     Principal LifeTime 2020    0.1225%
       Money Market               0.40%     Principal LifeTime 2030    0.1225%
       Partners Global Equity     0.95%     Principal LifeTime 2040    0.1225%
       Partners International     1.10%     Principal LifeTime 2050    0.1225%
                                            Principal Lifetime
       Partners LargeCap Blend    0.75%     Strategic Income           0.1225%
       Partners LargeCap Blend
       I                          0.45%     Real Estate Securities       0.85%
                                            Short-Term Bond
                                            f/k/a High Quality
       Partners LargeCap Growth   1.00%     Short-Term Bond              0.40%
       Partners LargeCap Growth
       I                          0.74%     Principal LifeTime 2050    0.1225%
       Partners LargeCap Growth
       II                         1.00%     SmallCap Blend               0.75%
       Partners LargeCap Value    0.78%     SmallCap Growth              0.75%
       Partners LargeCap Value
       I                          0.80%     SmallCap S&P 600 Index       0.15%
       Partners LargeCap Value
       II                         0.85%     SmallCap Value               0.75%
                                            Ultra Short Bond
                                            f/k/a Capital
       Partners MidCap Growth     1.00%     Preservation                 0.40%





254                                              Principal Investors Fund
                                                          1-800-547-7754

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund's reliance on the order; however, only the Partners Global Equity, Partners International, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners LargeCap Value I, Partners LargeCap Value II, Partners MidCap Growth, Partners MidCap Growth I, Partners MidCap Growth II, Partners MidCap Value, Partners MidCap Value I, Partners SmallCap Blend, Partners SmallCap Growth I, Partners SmallCap Growth II, Partners SmallCap Growth III, Partners SmallCap Value, Partners SmallCap Value I, and Partners SmallCap Value II Funds intend to rely on the order.


PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Funds, except the Money Market Fund, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Fund reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's NAV are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11:00 a.m. Eastern Time). Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to "fair value" some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund's NAV will be calculated, using the policy


Principal Investors Fund                                              255
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

  adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interests of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Funds may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


256                                              Principal Investors Fund
                                                          1-800-547-7754

FREQUENT PURCHASES AND REDEMPTIONS


The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.


Frequent purchases and redemptions pose a risk to the Funds because they may:
.. Disrupt the management of the Funds by;
  . forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Fund; and .. Increase expenses of the Fund due to;
  . increased broker-dealer commissions; and
  . increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. The Funds have adopted procedures to "fair value" foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds.


The retirement plan administrator of plans that invest in shares of the Funds monitor trading activity to identify and take action against abuses. While these procedures are designed to identify and protect against abusive trading practices, there can be no certainty that abusive trading will be identified and prevented in all instances. When abusive trading is identified, these policies and procedures will be applied in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Fund.


The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.


DIVIDENDS AND DISTRIBUTIONS

The Funds pay their net investment income to shareholders of record on the business day prior to the payment date: The payment schedule is as follows:

.. The Bond & Mortgage Securities, Government & High Quality Bond, Inflation
  Protection and Short-Term Bond Funds pay their net investment income on a monthly basis. The payment date is the last business day of each month.
.. The Preferred Securities and Real Estate Securities Funds pay their net investment income on a quarterly basis. The payment date is the last business day of March, June, September and December.
.. The other Funds (except Money Market and Ultra Short Bond) pay their net investment income on an annual basis. The payment date is the last business day of the year.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividend and capital gain distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's


Principal Investors Fund                                              257
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

investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund.


The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.


The Ultra Short Bond Fund declares dividends of all its daily net investment income each day its shares are priced. Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses and shareholder activity may differ from estimates, consequently, differences, if any, will be included in the calculation of subsequent dividends. On the last business day of each month (or the previous business day) the Fund will pay out its accumulated declared dividends.

FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


ORDERS PLACED BY INTERMEDIARIES
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator or trust company, that permits the intermediary to accept orders on behalf of the Fund until 4 p.m. Eastern Time. The agreement may include authorization for your intermediary to designate other intermediaries ("sub-designees") to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 4 p.m. Eastern Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order. NOTE: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. Eastern Time.

MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

PROCEDURES FOR OPENING AN ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open


258                                              Principal Investors Fund
                                                          1-800-547-7754
an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.


FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent registered public accounting firm, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

PORTFOLIO HOLDINGS INFORMATION


The Fund will publish portfolio holdings information for the Funds described in this Prospectus as of the end of each calendar quarter for each of the portfolios. The information will include all of each Fund's holdings, and may include information regarding the top ten holdings as well. The information will be published on the principal.com website on the first business day of the second month following the end of each calendar quarter (e.g. June 30 holdings information will be published on the first business day of August). The information will remain on the website until the information for the subsequent calendar quarter is published on the website. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund's portfolio will be published on the website.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).


The financial statements for the Funds were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-247-4123.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005         2004      2003     2002    2001/(D)/
                           ----         ----      ----     ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.86       $10.66    $10.59   $10.68   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.37         0.34      0.31     0.46     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.28)        0.20      0.11    (0.05)    0.64
                          -----         ----      ----    -----     ----
 Total From Investment
            Operations     0.09         0.54      0.42     0.41     1.13
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.37)       (0.34)    (0.35)   (0.44)   (0.49)
 Distributions from
  Realized Gains......    (0.01)          --        --    (0.06)      --
 ------                   -----                           -----
   Total Dividends and
         Distributions    (0.38)       (0.34)    (0.35)   (0.50)   (0.49)
                          -----        -----     -----    -----    -----
Net Asset Value, End
 of Period............   $10.57       $10.86    $10.66   $10.59   $10.68
                         ======       ======    ======   ======   ======
Total Return..........     0.79%        5.17%     4.05%    4.08%   10.95%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $35,016      $28,547   $14,430   $2,237   $2,669
 Ratio of Expenses to
  Average Net Assets..     1.33%        1.15%     1.12%    1.12%    1.12%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............     1.12%        1.12%       --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.47%        3.15%     2.92%    4.35%    5.03%/(f)/
 Portfolio Turnover
  Rate................    202.1%/(g)/  150.5%     91.0%    46.7%   124.7%/(f)/

                           2005         2004      2003     2002    2001/(D)/
                           ----         ----      ----     ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.84       $10.63    $10.57   $10.67   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.35         0.32      0.30     0.55     0.47
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.28)        0.21      0.10    (0.16)    0.63
                          -----         ----      ----    -----     ----
 Total From Investment
            Operations     0.07         0.53      0.40     0.39     1.10
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.35)       (0.32)    (0.34)   (0.43)   (0.47)
 Distributions from
  Realized Gains......    (0.01)          --        --    (0.06)      --
 ------                   -----                           -----
   Total Dividends and
         Distributions    (0.36)       (0.32)    (0.34)   (0.49)   (0.47)
                          -----        -----     -----    -----    -----
Net Asset Value, End
 of Period............   $10.55       $10.84    $10.63   $10.57   $10.67
                         ======       ======    ======   ======   ======
Total Return..........     0.61%        5.09%     3.77%    3.80%   10.69%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $39,797      $31,801   $12,537     $388   $2,669
 Ratio of Expenses to
  Average Net Assets..     1.51%        1.34%     1.30%    1.30%    1.30%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............     1.30%        1.30%       --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.29%        2.95%     2.71%    4.27%    4.85%/(f)/
 Portfolio Turnover
  Rate................    202.1%/(g)/  150.5%     91.0%    46.7%   124.7%/(f)/

                           2005
                           ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.88
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............     0.36
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.28)
                          -----
 Total From Investment
            Operations     0.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.34)
 Distributions from
  Realized Gains......    (0.01)
                          -----
   Total Dividends and
         Distributions    (0.35)
                          -----
Net Asset Value, End
 of Period............   $10.61
                         ======
Total Return..........     0.66%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $752
 Ratio of Expenses to
  Average Net Assets..     1.67%
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............     1.43%
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.27%
 Portfolio Turnover
  Rate................    202.1%/(g)/
                           2005         2004      2003     2002    2001/(D)/
                           ----         ----      ----     ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.87       $10.67    $10.60   $10.68   $10.05
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.41         0.37      0.35     0.48     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.29)        0.20      0.11    (0.02)    0.64
                          -----         ----      ----    -----     ----
 Total From Investment
            Operations     0.12         0.57      0.46     0.46     1.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.40)       (0.37)    (0.39)   (0.48)   (0.51)
 Distributions from
  Realized Gains......    (0.01)          --        --    (0.06)      --
 ------                   -----                           -----
   Total Dividends and
         Distributions    (0.41)       (0.37)    (0.39)   (0.54)   (0.51)
                          -----        -----     -----    -----    -----
Net Asset Value, End
 of Period............   $10.58       $10.87    $10.67   $10.60   $10.68
                         ======       ======    ======   ======   ======
Total Return..........     1.10%        5.48%     4.37%    4.50%   11.20%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $65,637      $43,420   $33,930   $8,142   $2,669
 Ratio of Expenses to
  Average Net Assets..     1.02%        0.84%     0.81%    0.81%    0.81%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............     0.81%        0.81%       --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.79%        3.46%     3.23%    4.51%    5.59%/(f)/
 Portfolio Turnover
  Rate................    202.1%/(g)/  150.5%     91.0%    46.7%   124.7%/(f)/

                           2005         2004      2003     2002    2001/(D)/
                           ----         ----      ----     ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.99       $10.78    $10.65   $10.67   $10.05
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.40         0.36      0.34     1.08     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.28)        0.21      0.16    (0.58)    0.62
                          -----         ----      ----    -----     ----
 Total From Investment
            Operations     0.12         0.57      0.50     0.50     1.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.39)       (0.36)    (0.37)   (0.46)   (0.50)
 Distributions from
  Realized Gains......    (0.01)          --        --    (0.06)      --
 ------                   -----                           -----
   Total Dividends and
         Distributions    (0.40)       (0.36)    (0.37)   (0.52)   (0.50)
                          -----        -----     -----    -----    -----
Net Asset Value, End
 of Period............   $10.71       $10.99    $10.78   $10.65   $10.67
                         ======       ======    ======   ======   ======
Total Return..........     1.06%        5.39%     4.79%    4.96%   11.03%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $8,635       $2,274      $912     $113   $2,668
 Ratio of Expenses to
  Average Net Assets..     1.15%        0.96%     0.93%    0.92%    0.93%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............     0.93%        0.93%       --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.69%        3.35%     3.12%    4.69%    5.22%/(f)/
 Portfolio Turnover
  Rate................    202.1%/(g)/  150.5%     91.0%    46.7%   124.7%/(f)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(c) /Calculated based on average shares outstanding during the period./ /
/(d) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares recognized $.01 of net investment income per share and incurred an unrealized gain of $.03, $.03, $.04, $.04 per share, respectively, from December 1, 2000 through December 5, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005        2004    2003/(E)/
                          ----        ----    ----
DISCIPLINED LARGECAP BLEND FUND
-------------------------------
 ADVISORS PREFERRED
-------------------
 SHARES/ (A)/
 ------ -
Net Asset Value,
 Beginning of Period..  $12.89      $12.07   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    0.08        0.06     0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.39        1.07     2.03
                          ----        ----     ----
 Total From Investment
            Operations    1.47        1.13     2.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.07)      (0.04)      --
 Distributions from
  Realized Gains......   (0.06)      (0.27)      --
  ----                   -----       -----
   Total Dividends and
         Distributions   (0.13)      (0.31)      --
  ----                   -----       -----
Net Asset Value, End
 of Period............  $14.23      $12.89   $12.07
                        ======      ======   ======
Total Return..........   11.44%       9.55%   20.70%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $34          $9     $121
 Ratio of Expenses to
  Average Net Assets..    1.17%       1.17%    1.17%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.59%       0.44%    0.45%/(d)/
 Portfolio Turnover
  Rate................    86.7%/(f)/ 106.2%   109.2%/(d)/

                          2005        2004    2003/(E)/
                          ----        ----    ----
DISCIPLINED LARGECAP BLEND FUND
-------------------------------
 ADVISORS SELECT
----------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $12.87      $12.05   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    0.04        0.03     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.40        1.08     2.03
                          ----        ----     ----
 Total From Investment
            Operations    1.44        1.11     2.05
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.07)      (0.02)      --
 Distributions from
  Realized Gains......   (0.06)      (0.27)      --
  ----                   -----       -----
   Total Dividends and
         Distributions   (0.13)      (0.29)      --
  ----                   -----       -----
Net Asset Value, End
 of Period............  $14.18      $12.87   $12.05
                        ======      ======   ======
Total Return..........   11.21%       9.37%   20.50%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $253         $10     $120
 Ratio of Expenses to
  Average Net Assets..    1.35%       1.35%    1.35%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.31%       0.26%    0.27%/(d)/
 Portfolio Turnover
  Rate................    86.7%/(f)/ 106.2%   109.2%/(d)/

                          2005
                          ----
DISCIPLINED LARGECAP BLEND FUND
-------------------------------
 ADVISORS SIGNATURE
-------------------
 SHARES/ /
 ------ -
Net Asset Value,
 Beginning of Period..  $12.95
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.34
   ----
 Total From Investment
            Operations    1.41
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)
 Distributions from
  Realized Gains......   (0.06)
                         -----
                                              Total
  Dividends and
  Distributions          (0.12)
   ----
Net Asset Value, End
 of Period............  $14.24
                        ======
Total Return..........   10.97%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $12
 Ratio of Expenses to
  Average Net Assets..    1.48%
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.48%                   /
 Portfolio Turnover
  Rate................    86.7%/(f)/
                          2005        2004    2003/(E)/
                          ----        ----    ----
DISCIPLINED LARGECAP BLEND FUND
-------------------------------
 PREFERRED SHARES/ /
-----------------
Net Asset Value,
 Beginning of Period..  $12.93      $12.10   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    0.15        0.09     0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.36        1.09     2.03
                          ----        ----     ----
 Total From Investment
            Operations    1.51        1.18     2.10
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.07)      (0.08)      --
 Distributions from
  Realized Gains......   (0.06)      (0.27)      --
  ----                   -----       -----
   Total Dividends and
         Distributions   (0.13)      (0.35)      --
  ----                   -----       -----
Net Asset Value, End
 of Period............  $14.31      $12.93   $12.10
                        ======      ======   ======
Total Return..........   11.75%       9.94%   21.00%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $20         $10     $121
 Ratio of Expenses to
  Average Net Assets..    0.86%       0.86%    0.86%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.09%       0.75%    0.76%/(d)/
 Portfolio Turnover
  Rate................    86.7%/(f)/ 106.2%   109.2%/(d)/

                          2005        2004    2003/(E)/
                          ----        ----    ----
DISCIPLINED LARGECAP BLEND FUND
-------------------------------
 SELECT SHARES/ /
--------------
Net Asset Value,
 Beginning of Period..  $12.91      $12.08   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    0.09        0.08     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.41        1.09     2.02
                          ----        ----     ----
 Total From Investment
            Operations    1.50        1.17     2.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.07)      (0.07)      --
 Distributions from
  Realized Gains......   (0.06)      (0.27)      --
  ----                   -----       -----
   Total Dividends and
         Distributions   (0.13)      (0.34)      --
  ----                   -----       -----
Net Asset Value, End
 of Period............  $14.28      $12.91   $12.08
                        ======      ======   ======
Total Return..........   11.68%       9.83%   20.80%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $183          $9     $121
 Ratio of Expenses to
  Average Net Assets..    0.98%       0.98%    0.98%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.66%       0.63%    0.64%/(d)/
 Portfolio Turnover
  Rate................    86.7%/(f)/ 106.2%   109.2%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective March 1, 2005, LargeCap Blend Fund I changed its name to
  Disciplined LargeCap Blend Fund.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
/(f) /Portfolio turnover rate excludes approximately $102,898,000 of securities from the acquisition of Principal Balanced Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005         2004        2003         2002        2001/(I)/
                           ----         ----        ----         ----        ----
DIVERSIFIED INTERNATIONAL FUND
------------------------------
ADVISORS PREFERRED
------------------
 SHARE/ (A)/
 ----- -
Net Asset Value,
 Beginning of Period..    $9.31        $8.00       $6.51        $7.40       $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.08         0.06        0.07        (0.02)        0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.25         1.27        1.45        (0.87)       (2.83)
                           ----         ----        ----        -----        -----
 Total From Investment
            Operations     2.33         1.33        1.52        (0.89)       (2.79)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)       (0.02)      (0.03)          --           --
 Distributions from
  Realized Gains......    (0.21)          --          --           --           --
 -----                    -----
   Total Dividends and
         Distributions    (0.26)       (0.02)      (0.03)          --           --
 -----                    -----        -----       -----
Net Asset Value, End
 of Period............   $11.38        $9.31       $8.00        $6.51        $7.40
                         ======        =====       =====        =====        =====
Total Return..........    25.38%       16.59%      23.36%      (12.03)%     (26.92)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,847       $8,156      $4,173       $3,304         $926
 Ratio of Expenses to
  Average Net Assets..     1.47%        1.46%       1.47%        1.47%        1.47%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.47%/(f)/  1.47%/(f)/   1.47%/(f)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.79%        0.73%       0.95%        0.46%        0.79%/(e)/
 Portfolio Turnover
  Rate................    202.7%/(j)/  160.2%/(g)/ 162.2%/(h)/   71.4%        86.8%/(e)/

                           2005         2004        2003         2002        2001/(I)/
                           ----         ----        ----         ----        ----
DIVERSIFIED INTERNATIONAL FUND
------------------------------
ADVISORS SELECT
---------------
 SHARES/ /
 ------ -
Net Asset Value,
 Beginning of Period..    $9.25        $7.96       $6.47        $7.38       $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.07         0.05        0.04        (0.02)        0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.23         1.24        1.47        (0.89)       (2.84)
                           ----         ----        ----        -----        -----
 Total From Investment
            Operations     2.30         1.29        1.51        (0.91)       (2.81)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)          --       (0.02)          --           --
 Distributions from
  Realized Gains......    (0.21)          --          --           --           --
 -----                    -----
   Total Dividends and
         Distributions    (0.25)          --       (0.02)          --           --
 -----                    -----                    -----
Net Asset Value, End
 of Period............   $11.30        $9.25       $7.96        $6.47        $7.38
                         ======        =====       =====        =====        =====
Total Return..........    25.31%       16.23%      23.30%      (12.33)%     (27.12)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $9,270       $5,573      $3,060       $3,172         $974
 Ratio of Expenses to
  Average Net Assets..     1.65%        1.64%       1.65%        1.65%        1.65%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.65%/(f)/  1.65%/(f)/   1.65%/(f)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.64%        0.53%       0.61%        0.38%        0.60%/(e)/
 Portfolio Turnover
  Rate................    202.7%/(j)/  160.2%/(g)/ 162.2%/(h)/   71.4%        86.8%/(e)/

                           2005
                           ----
DIVERSIFIED INTERNATIONAL FUND
------------------------------
ADVISORS SIGNATURE
------------------
 SHARES/ /
 ------ -
Net Asset Value,
 Beginning of Period..    $9.36
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.20
                           ----
 Total From Investment
            Operations     2.26
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)
 Distributions from
  Realized Gains......    (0.21)
                          -----
   Total Dividends and
         Distributions    (0.25)
                          -----
Net Asset Value, End
 of Period............   $11.37
                         ======
Total Return..........    24.56%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $319
 Ratio of Expenses to
  Average Net Assets..     1.78%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.51%
 Portfolio Turnover
  Rate................    202.7%/(j)/
                           2005         2004        2003         2002        2001/(I)/
                           ----         ----        ----         ----        ----
DIVERSIFIED INTERNATIONAL FUND
------------------------------
PREFERRED SHARES/ /
----------------
Net Asset Value,
 Beginning of Period..    $9.32        $8.01       $6.51        $7.41       $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.12         0.09        0.08        (0.01)        0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.25         1.26        1.47        (0.85)       (2.81)
                           ----         ----        ----        -----        -----
 Total From Investment
            Operations     2.37         1.35        1.55        (0.86)       (2.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)       (0.04)      (0.05)       (0.04)          --
 Distributions from
  Realized Gains......    (0.21)          --          --           --           --
 -----                    -----
   Total Dividends and
         Distributions    (0.26)       (0.04)      (0.05)       (0.04)          --
 ----                     -----        -----       -----        -----
Net Asset Value, End
 of Period............   $11.43        $9.32       $8.01        $6.51        $7.41
                         ======        =====       =====        =====        =====
Total Return..........    25.82%       16.93%      23.90%      (11.61)%     (26.82)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $20,799      $10,120      $7,169       $4,166         $925
 Ratio of Expenses to
  Average Net Assets..     1.16%        1.15%       1.16%        1.16%        1.16%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.16%/(f)/  1.16%/(f)/   1.16%/(f)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.12%        0.99%       1.15%        0.75%        0.21%/(e)/
 Portfolio Turnover
  Rate................    202.7%/(j)/  160.2%/(g)/ 162.2%/(h)/   71.4%        86.8%/(e)/

                           2005         2004        2003         2002        2001/(I)/
                           ----         ----        ----         ----        ----
DIVERSIFIED INTERNATIONAL FUND
------------------------------
SELECT SHARES/ /
-------------
Net Asset Value,
 Beginning of Period..    $9.43        $8.08       $6.50        $7.41       $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.11         0.09        0.08        (0.01)        0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.24         1.29        1.54        (0.87)       (2.83)
                           ----         ----        ----        -----        -----
 Total From Investment
            Operations     2.35         1.38        1.62        (0.88)       (2.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)       (0.03)      (0.04)       (0.03)          --
 Distributions from
  Realized Gains......    (0.21)          --          --           --           --
 -----                    -----
   Total Dividends and
         Distributions    (0.26)       (0.03)      (0.04)       (0.03)          --
 ----                     -----        -----       -----        -----
Net Asset Value, End
 of Period............   $11.52        $9.43       $8.08        $6.50        $7.41
                         ======        =====       =====        =====        =====
Total Return..........    25.28%       17.14%      25.01%      (11.96)%     (26.82)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $772       $1,431         $60       $2,381         $927
 Ratio of Expenses to
  Average Net Assets..     1.28%        1.28%       1.28%        1.28%        1.28%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.28%/(f)/  1.28%/(f)/   1.28%/(f)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.06%        1.03%       1.03%        0.76%        0.98%/(e)/
 Portfolio Turnover
  Rate................    202.7%/(j)/  160.2%/(g)/ 162.2%/(h)/   71.4%        86.8%/(e)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective March 1, 2005, International Fund I changed its name to
  Diversified International Fund.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Expense ratio without commission rebates.
/(g) /Portfolio turnover rate excludes approximately $7,549,000 from portfolio realignment from the acquisition of International SmallCap Fund.
/(h) /Portfolio turnover rate excludes approximately $8,876,000 of securities from the acquisition of European Fund, Pacific Basin Fund, and International SmallCap Fund and $5,654,000 from portfolio realignment.
/(i) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.18 per share from November 28, 2000 through December 5, 2000.
/(j) /Portfolio turnover rate excludes approximately $279,644,000 of securities from the acquisition of Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. and $19,133,000 from portfolio realignment.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005        2004     2003     2002    2001/(G)/
                           ----        ----     ----     ----    ----
GOVERNMENT & HIGH QUALITY BOND FUND
-----------------------------------
ADVISORS PREFERRED
------------------
 SHARES / (A)/
 ------
Net Asset Value,
 Beginning of Period..   $10.33      $10.31   $10.55   $10.52   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.34        0.30     0.29     0.75     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.28)       0.09    (0.16)   (0.23)    0.45
                          -----        ----    -----    -----     ----
 Total From Investment
            Operations     0.06        0.39     0.13     0.52     0.96
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.33)      (0.37)   (0.37)   (0.49)   (0.50)
                          -----       -----    -----    -----    -----
   Total Dividends and
         Distributions    (0.33)      (0.37)   (0.37)   (0.49)   (0.50)
                          -----       -----    -----    -----    -----
Net Asset Value, End
 of Period............   $10.06      $10.33   $10.31   $10.55   $10.52
                         ======      ======   ======   ======   ======
Total Return..........     0.57%       3.89%    1.22%    5.09%    9.38%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,266      $2,980   $1,101     $236   $2,630
 Ratio of Expenses to
  Average Net Assets..     0.99%       0.97%    0.97%    0.97%    0.97%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest
  Expense)/(c)/.......     0.97%         --       --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.28%       2.90%    2.78%    4.77%    5.29%/(f)/
 Portfolio Turnover
  Rate................    542.3%/(h)/  95.2%   219.5%    49.9%    36.1%/(f)/

                           2005        2004     2003     2002    2001/(G)/
                           ----        ----     ----     ----    ----
GOVERNMENT & HIGH QUALITY BOND FUND
-----------------------------------
ADVISORS SELECT SHARES
----------------------
 / /
Net Asset Value,
 Beginning of Period..   $10.33      $10.31   $10.55   $10.51   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.32        0.28     0.28     0.52     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.28)       0.10    (0.17)   (0.01)    0.45
                          -----        ----    -----    -----     ----
 Total From Investment
            Operations     0.04        0.38     0.11     0.51     0.94
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.31)      (0.36)   (0.35)   (0.47)   (0.49)
                          -----       -----    -----    -----    -----
   Total Dividends and
         Distributions    (0.31)      (0.36)   (0.35)   (0.47)   (0.49)
                          -----       -----    -----    -----    -----
Net Asset Value, End
 of Period............   $10.06      $10.33   $10.31   $10.55   $10.51
                         ======      ======   ======   ======   ======
Total Return..........     0.39%       3.71%    1.04%    5.00%    9.13%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,427      $6,096   $4,020     $582   $2,657
 Ratio of Expenses to
  Average Net Assets..     1.17%       1.15%    1.15%    1.15%    1.15%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............     1.15%         --       --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.09%       2.76%    2.60%    4.55%    5.12%/(f)/
 Portfolio Turnover
  Rate................    542.3%/(h)/  95.2%   219.5%    49.9%    36.1%/(f)/

                           2005
                           ----
GOVERNMENT & HIGH QUALITY BOND FUND
-----------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.36
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(d)/ ..............     0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.26)
                          -----
 Total From Investment
            Operations     0.05
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.30)
                          -----
   Total Dividends and
         Distributions    (0.30)
                          -----
Net Asset Value, End
 of Period............   $10.11
                         ======
Total Return..........     0.45%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $177
 Ratio of Expenses to
  Average Net Assets..     1.31%
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............     1.28%
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.01%
 Portfolio Turnover
  Rate................    542.3%/(h)/

                           2005        2004     2003     2002    2001/(G)/
                           ----        ----     ----     ----    ----
GOVERNMENT & HIGH QUALITY BOND FUND
-----------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.35      $10.34   $10.57   $10.52   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.37        0.34     0.32     0.48     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.28)       0.08    (0.15)    0.09     0.48
                          -----        ----    -----     ----     ----
 Total From Investment
            Operations     0.09        0.42     0.17     0.57     0.99
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.36)      (0.41)   (0.40)   (0.52)   (0.53)
                          -----       -----    -----    -----    -----
   Total Dividends and
         Distributions    (0.36)      (0.41)   (0.40)   (0.52)   (0.53)
                          -----       -----    -----    -----    -----
Net Asset Value, End
 of Period............   $10.08      $10.35   $10.34   $10.57   $10.52
                         ======      ======   ======   ======   ======
Total Return..........     0.87%       4.11%    1.63%    5.61%    9.63%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,031      $7,084   $4,853   $1,599   $2,643
 Ratio of Expenses to
  Average Net Assets..     0.68%       0.66%    0.66%    0.66%    0.66%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............     0.66%         --       --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.58%       3.26%    3.09%    4.96%    5.74%/(f)/
 Portfolio Turnover
  Rate................    542.3%/(h)/  95.2%   219.5%    49.9%    36.1%/(f)/

                           2005        2004     2003     2002    2001/(G)/
                           ----        ----     ----     ----    ----
GOVERNMENT & HIGH QUALITY BOND FUND
-----------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.35      $10.33   $10.57   $10.52   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.36        0.32     0.30     1.18     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.28)       0.09    (0.15)   (0.62)    0.46
                          -----        ----    -----    -----     ----
 Total From Investment
            Operations     0.08        0.41     0.15     0.56     0.98
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.35)      (0.39)   (0.39)   (0.51)   (0.52)
                          -----       -----    -----    -----    -----
   Total Dividends and
         Distributions    (0.35)      (0.39)   (0.39)   (0.51)   (0.52)
                          -----       -----    -----    -----    -----
Net Asset Value, End
 of Period............   $10.08      $10.35   $10.33   $10.57   $10.52
                         ======      ======   ======   ======   ======
Total Return..........     0.76%       4.08%    1.41%    5.48%    9.53%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,046      $1,140     $745     $106   $2,630
 Ratio of Expenses to
  Average Net Assets..     0.80%       0.78%    0.78%    0.77%    0.78%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............     0.78%         --       --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.48%       3.12%    3.00%    4.97%    5.48%/(f)/
 Portfolio Turnover
  Rate................    542.3%/(h)/  95.2%   219.5%    49.9%    36.1%/(f)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective September 30, 2005, Government Securities Fund changed its name to Government & High Quality Bond Fund.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(d) /Calculated based on average shares outstanding during the period..
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.05 per share from December 1, 2000 through December 5, 2000.
/(h) /Portfolio turnover rate excludes approximately $343,164,000 of securities from the acquisition of Principal Government Securities Fund Income, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005         2004     2003     2002    2001/(D)/
                           ----         ----     ----     ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.62       $10.55   $10.54   $10.65   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.33         0.30     0.39     0.49     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.24)        0.18     0.02    (0.03)    0.61
                          -----         ----     ----    -----     ----
 Total From Investment
            Operations     0.09         0.48     0.41     0.46     1.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.12)       (0.33)   (0.40)   (0.48)   (0.51)
 Distributions from
  Realized Gains......    (0.06)       (0.08)      --    (0.09)      --
 -----                    -----        -----             -----
   Total Dividends and
         Distributions    (0.18)       (0.41)   (0.40)   (0.57)   (0.51)
                          -----        -----    -----    -----    -----
Net Asset Value, End
 of Period............   $10.53       $10.62   $10.55   $10.54   $10.65
                         ======       ======   ======   ======   ======
Total Return..........     0.90%        4.68%    3.97%    4.61%   10.99%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $39,642      $35,407     $818   $1,932   $2,662
 Ratio of Expenses to
  Average Net Assets..     1.23%        1.01%    0.97%    0.97%    0.97%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Expense) /(b)/......     0.97%        0.97%      --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.15%        2.88%    3.73%    4.67%    5.33%/(f)/
 Portfolio Turnover
  Rate................    177.4%/(g)/  152.5%    71.3%    60.8%    80.3%/(f)/

                           2005         2004     2003     2002    2001/(D)/
                           ----         ----     ----     ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.61       $10.54   $10.54   $10.65   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.32         0.29     0.38     0.48     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.24)        0.18     0.01    (0.04)    0.61
                          -----         ----     ----    -----     ----
 Total From Investment
            Operations     0.08         0.47     0.39     0.44     1.10
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.12)       (0.32)   (0.39)   (0.46)   (0.49)
 Distributions from
  Realized Gains......    (0.06)       (0.08)      --    (0.09)      --
 -----                    -----        -----             -----
   Total Dividends and
         Distributions    (0.18)       (0.40)   (0.39)   (0.55)   (0.49)
                          -----        -----    -----    -----    -----
Net Asset Value, End
 of Period............   $10.51       $10.61   $10.54   $10.54   $10.65
                         ======       ======   ======   ======   ======
Total Return..........     0.74%        4.50%    3.69%    4.43%   10.84%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,503       $1,921     $802   $1,668   $2,881
 Ratio of Expenses to
  Average Net Assets..     1.44%        1.19%    1.15%    1.15%    1.15%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Expense) /(b)/......     1.15%        1.15%      --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.04%        2.78%    3.55%    4.51%    5.15%/(f)/
 Portfolio Turnover
  Rate................    177.4%/(g)/  152.5%    71.3%    60.8%    80.3%/(f)/

                           2005
                           ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.69
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............     0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.24)
                          -----
 Total From Investment
            Operations     0.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.11)
 Distributions from
  Realized Gains......    (0.06)
                          -----
   Total Dividends and
         Distributions    (0.17)
                          -----
Net Asset Value, End
 of Period............   $10.60
                         ======
Total Return..........     0.79%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $102
 Ratio of Expenses to
  Average Net Assets..     1.61%
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Expense) /(b)/......     1.28%
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.99%
 Portfolio Turnover
  Rate................    177.4%/(g)/
                           2005         2004     2003     2002    2001/(D)/
                           ----         ----     ----     ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.64       $10.57   $10.56   $10.67   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.37         0.34     0.43     0.51     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.25)        0.18     0.02    (0.02)    0.66
                          -----         ----     ----    -----     ----
 Total From Investment
            Operations     0.12         0.52     0.45     0.49     1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.13)       (0.37)   (0.44)   (0.51)   (0.53)
 Distributions from
  Realized Gains......    (0.06)       (0.08)      --    (0.09)      --
 -----                    -----        -----             -----
   Total Dividends and
         Distributions    (0.19)       (0.45)   (0.44)   (0.60)   (0.53)
                          -----        -----    -----    -----    -----
Net Asset Value, End
 of Period............   $10.57       $10.64   $10.57   $10.56   $10.67
                         ======       ======   ======   ======   ======
Total Return..........     1.19%        4.99%    4.28%    4.93%   11.45%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $25,333      $11,918   $6,339   $6,195   $2,667
 Ratio of Expenses to
  Average Net Assets..     0.92%        0.70%    0.66%    0.66%    0.66%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Expense) /(b)/......     0.66%        0.66%      --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.48%        3.27%    4.05%    4.90%    5.65%/(f)/
 Portfolio Turnover
  Rate................    177.4%/(g)/  152.5%    71.3%    60.8%    80.3%/(f)/

                           2005         2004     2003     2002    2001/(D)/
                           ----         ----     ----     ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.62       $10.55   $10.54   $10.65   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.37         0.33     0.41     0.52     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.26)        0.17     0.02    (0.04)    0.61
                          -----         ----     ----    -----     ----
 Total From Investment
            Operations     0.11         0.50     0.43     0.48     1.13
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.13)       (0.35)   (0.42)   (0.50)   (0.52)
 Distributions from
  Realized Gains......    (0.06)       (0.08)      --    (0.09)      --
 -----                    -----        -----             -----
   Total Dividends and
         Distributions    (0.19)       (0.43)   (0.42)   (0.59)   (0.52)
                          -----        -----    -----    -----    -----
Net Asset Value, End
 of Period............   $10.54       $10.62   $10.55   $10.54   $10.65
                         ======       ======   ======   ======   ======
Total Return..........     1.06%        4.88%    4.17%    4.81%   11.15%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $881          $12      $11   $1,483   $2,662
 Ratio of Expenses to
  Average Net Assets..     1.12%        0.81%    0.78%    0.77%    0.78%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Expense) /(b)/......     0.78%        0.78%      --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.55%        3.18%    3.92%    4.89%    5.52%/(f)/
 Portfolio Turnover
  Rate................    177.4%/(g)/  152.5%    71.3%    60.8%    80.3%/(f)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.03 per share from November 30, 2000 through December 5, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Portfolio turnover rate excludes approximately $15,223,000 of securities from the acquisition of High Quality Long-Term Bond Fund.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                         2005/(C)/
                         ----
INFLATION PROTECTION FUND
-------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.34
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.24)
                         -----
 Total From Investment
            Operations    0.10
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.30)
  ----
   Total Dividends and
         Distributions   (0.30)
                         -----
Net Asset Value, End
 of Period............   $9.80
                         =====
Total Return..........    1.01%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $26
 Ratio of Expenses to
  Average Net Assets..    1.90%/(e)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............    0.97%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.10%/(e)/
 Portfolio Turnover
  Rate................    45.5%/(e)/

                         2005/(C)/
                         ----
INFLATION PROTECTION FUND
-------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.23)
                         -----
 Total From Investment
            Operations    0.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.29)
  ----
   Total Dividends and
         Distributions   (0.29)
                         -----
Net Asset Value, End
 of Period............   $9.79
                         =====
Total Return..........    0.79%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $12
 Ratio of Expenses to
  Average Net Assets..    1.98%/(e)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............    1.15%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.73%/(e)/
 Portfolio Turnover
  Rate................    45.5%/(e)/

                         2005/(C)/
                         ----
INFLATION PROTECTION FUND
-------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.30
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.23)
                         -----
 Total From Investment
            Operations    0.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.28)
                         -----
   Total Dividends and
         Distributions   (0.28)
                         -----
Net Asset Value, End
 of Period............   $9.79
                         =====
Total Return..........    0.70%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $11
 Ratio of Expenses to
  Average Net Assets..    2.13%/(e)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............    1.28%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.53%/(e)/
 Portfolio Turnover
  Rate................    45.5%/(e)/

                         2005/(C)/
                         ----
INFLATION PROTECTION FUND
-------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.19)
                         -----
 Total From Investment
            Operations    0.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.32)
                         -----
   Total Dividends and
         Distributions   (0.32)
                         -----
Net Asset Value, End
 of Period............   $9.80
                         =====
Total Return..........    1.22%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $73
 Ratio of Expenses to
  Average Net Assets..    1.69%/(e)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............    0.66%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.67%/(e)/
 Portfolio Turnover
  Rate................    45.5%/(e)/

                         2005/(C)/
                         ----
INFLATION PROTECTION FUND
-------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.44
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.32)
                         -----
 Total From Investment
            Operations    0.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.32)
                         -----
   Total Dividends and
         Distributions   (0.32)
                         -----
Net Asset Value, End
 of Period............   $9.80
                         =====
Total Return..........    1.14%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $76
 Ratio of Expenses to
  Average Net Assets..    1.83%/(e)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............    0.78%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.26%/(e)/
 Portfolio Turnover
  Rate................    45.5%/(e)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------


/(a) /Calculated based on average shares outstanding during the period.
/(b) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(c) /Period from December 29, 2004, date operations commenced, through October
  31, 2005.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
..

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005         2004        2003        2002     2001/(F)/
                          ----         ----        ----        ----     ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $15.09       $13.00       $8.74       $8.32    $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.24         0.08        0.08          --      0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    5.10         2.09        4.18        0.46     (1.97)
                          ----         ----        ----        ----     -----
 Total From Investment
            Operations    5.34         2.17        4.26        0.46     (1.90)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --        (0.08)         --       (0.04)    (0.02)
 Distributions from
  Realized Gains......   (1.16)          --          --          --        --
 -----                   -----
   Total Dividends and
         Distributions   (1.16)       (0.08)         --       (0.04)    (0.02)
 ----                    -----        -----                   -----     -----
Net Asset Value, End
 of Period............  $19.27       $15.09      $13.00       $8.74     $8.32
                        ======       ======      ======       =====     =====
Total Return..........   37.21%       16.80%      48.74%       5.53%   (19.24)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,932       $3,143      $2,484      $1,543    $1,041
 Ratio of Expenses to
  Average Net Assets..    1.92%        1.91%       1.92%       1.92%     1.92%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --         1.92%/(e)/  1.92%/(e)/    --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.40%        0.59%       0.76%       0.10%     0.90%/(d)/
 Portfolio Turnover
  Rate................   181.2%/(g)/  146.9%      144.7%      151.0%    156.3%/(d)/

                          2005         2004        2003        2002     2001/(F)/
                          ----         ----        ----        ----     ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $15.05       $12.96       $8.73       $8.31    $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.21         0.06        0.06          --      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    5.07         2.09        4.17        0.45     (1.97)
                          ----         ----        ----        ----     -----
 Total From Investment
            Operations    5.28         2.15        4.23        0.45     (1.91)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --        (0.06)         --       (0.03)    (0.02)
 Distributions from
  Realized Gains......   (1.16)          --          --          --        --
 -----                   -----
   Total Dividends and
         Distributions   (1.16)       (0.06)         --       (0.03)    (0.02)
 ----                    -----        -----                   -----     -----
Net Asset Value, End
 of Period............  $19.17       $15.05      $12.96       $8.73     $8.31
                        ======       ======      ======       =====     =====
Total Return..........   36.90%       16.65%      48.45%       5.34%   (19.33)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,477       $1,928      $1,630      $1,093    $1,040
 Ratio of Expenses to
  Average Net Assets..    2.10%        2.09%       2.10%       2.10%     2.10%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --         2.10%/(e)/  2.10%/(e)/    --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.21%        0.41%       0.59%         --      0.73%/(d)/
 Portfolio Turnover
  Rate................   181.2%/(g)/  146.9%      144.7%      151.0%    156.3%/(d)/

                          2005
                          ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $15.22
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    5.15
                          ----
 Total From Investment
            Operations    5.23
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (1.16)
                         -----
   Total Dividends and
         Distributions   (1.16)
                         -----
Net Asset Value, End
 of Period............  $19.29
                        ======
Total Return..........   36.15%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $79
 Ratio of Expenses to
  Average Net Assets..    2.23%
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.43%
 Portfolio Turnover
  Rate................   181.2%/(g)/

                          2005         2004        2003        2002     2001/(F)/
                          ----         ----        ----        ----     ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $15.17       $13.07       $8.76       $8.33    $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.28         0.13        0.10        0.05      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    5.14         2.10        4.21        0.45     (1.97)
                          ----         ----        ----        ----     -----
 Total From Investment
            Operations    5.42         2.23        4.31        0.50     (1.89)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --        (0.13)         --       (0.07)    (0.02)
 Distributions from
  Realized Gains......   (1.16)          --          --          --        --
 -----                   -----
   Total Dividends and
         Distributions   (1.16)       (0.13)         --       (0.07)    (0.02)
 ----                    -----        -----                   -----     -----
Net Asset Value, End
 of Period............  $19.43       $15.17      $13.07       $8.76     $8.33
                        ======       ======      ======       =====     =====
Total Return..........   37.57%       17.14%      49.20%       5.97%   (19.22)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,847       $3,430      $2,506      $1,102    $1,042
 Ratio of Expenses to
  Average Net Assets..    1.61%        1.60%       1.61%       1.61%     1.61%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --         1.61%/(e)/  1.61%/(e)/    --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.62%        0.90%       1.01%       0.49%     0.69%/(d)/
 Portfolio Turnover
  Rate................   181.2%/(g)/  146.9%      144.7%      151.0%    156.3%/(d)/

                          2005         2004        2003        2002     2001/(F)/
                          ----         ----        ----        ----     ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $15.16       $13.05       $8.76       $8.33    $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.28         0.11        0.10        0.04      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    5.11         2.11        4.19        0.45     (1.97)
                          ----         ----        ----        ----     -----
 Total From Investment
            Operations    5.39         2.22        4.29        0.49     (1.89)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --        (0.11)         --       (0.06)    (0.02)
 Distributions from
  Realized Gains......   (1.16)          --          --          --        --
 -----                   -----
   Total Dividends and
         Distributions   (1.16)       (0.11)         --       (0.06)    (0.02)
 ----                    -----        -----                   -----     -----
Net Asset Value, End
 of Period............  $19.39       $15.16      $13.05       $8.76     $8.33
                        ======       ======      ======       =====     =====
Total Return..........   37.39%       17.11%      48.97%       5.85%   (19.14)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,061       $1,896      $1,633      $1,095    $1,043
 Ratio of Expenses to
  Average Net Assets..    1.73%        1.72%       1.73%       1.72%     1.73%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --         1.73%/(e)/  1.73%/(e)/    --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.61%        0.78%       0.96%       0.38%     1.09%/(d)/
 Portfolio Turnover
  Rate................   181.2%/(g)/  146.9%      144.7%      151.0%    156.3%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Expense ratio without commission rebates.
/(f) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.23 per share from November 30, 2000 through December 5, 2000.
/(g) /Portfolio turnover rate excludes approximately $24,418,000 of securities from the acquisition of Principal International Emerging Markets Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005      2004     2003        2002        2001/(E)/
                           ----      ----     ----        ----        ----
INTERNATIONAL GROWTH FUND
-------------------------
ADVISORS PREFERRED
------------------
 SHARES /(A)/
 ------------
Net Asset Value,
 Beginning of Period..   $10.31     $8.58    $6.83       $7.55       $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.08      0.08     0.05        0.02        (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.26      1.70     1.70       (0.70)       (2.56)
                           ----      ----     ----       -----        -----
 Total From Investment
            Operations     2.34      1.78     1.75       (0.68)       (2.63)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.10)    (0.05)      --       (0.04)          --
 Distributions from
  Realized Gains......    (0.87)       --       --          --           --
 ------                   -----
   Total Dividends and
         Distributions    (0.97)    (0.05)      --       (0.04)          --
 ------                   -----     -----                -----
Net Asset Value, End
 of Period............   $11.68    $10.31    $8.58       $6.83        $7.55
                         ======    ======    =====       =====        =====
Total Return..........    24.03%    20.81%   25.62%      (9.07)%     (25.76)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,090    $5,301   $2,591      $1,405         $756
 Ratio of Expenses to
  Average Net Assets..     1.57%     1.57%    1.57%       1.57%        1.57%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --        --     1.57%/(d)/  1.57%/(d)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.70%     0.86%    0.65%       0.10%        0.34%/(g)/
 Portfolio Turnover
  Rate................    139.5%    156.2%   135.3%       96.9%       143.1%/(g)/

                           2005      2004     2003        2002        2001/(E)/
                           ----      ----     ----        ----        ----
INTERNATIONAL GROWTH FUND
-------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.91     $8.25    $6.58       $7.53       $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.06      0.06     0.05       (0.08)       (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.15      1.64     1.62       (0.84)       (2.57)
                           ----      ----     ----       -----        -----
 Total From Investment
            Operations     2.21      1.70     1.67       (0.92)       (2.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.09)    (0.04)      --       (0.03)          --
 Distributions from
  Realized Gains......    (0.87)       --       --          --           --
 ------                   -----
   Total Dividends and
         Distributions    (0.96)    (0.04)      --       (0.03)          --
 ------                   -----     -----                -----
Net Asset Value, End
 of Period............   $11.16     $9.91    $8.25       $6.58        $7.53
                         ======     =====    =====       =====        =====
Total Return..........    23.76%    20.61%   25.38%     (12.32)%     (25.96)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $9,357    $4,859     $568        $199         $754
 Ratio of Expenses to
  Average Net Assets..     1.75%     1.75%    1.75%       1.74%        1.75%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --        --     1.75%/(d)/  1.75%/(d)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.57%     0.60%    0.73%      (0.03)%       0.16%/(g)/
 Portfolio Turnover
  Rate................    139.5%    156.2%   135.3%       96.9%       143.1%/(g)/

                           2005
                           ----
INTERNATIONAL GROWTH FUND
-------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.11
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.22
                           ----
 Total From Investment
            Operations     2.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.09)
 Distributions from
  Realized Gains......    (0.87)
                          -----
   Total Dividends and
         Distributions    (0.96)
                          -----
Net Asset Value, End
 of Period............   $11.35
                         ======
Total Return..........    23.16%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $177
 Ratio of Expenses to
  Average Net Assets..     1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.17)%
 Portfolio Turnover
  Rate................    139.5%

                           2005      2004     2003        2002        2001/(E)/
                           ----      ----     ----        ----        ----
INTERNATIONAL GROWTH FUND
-------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.02     $8.34    $6.61       $7.55       $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.11      0.10     0.08        0.02        (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.19      1.66     1.65       (0.90)       (2.59)
                           ----      ----     ----       -----        -----
 Total From Investment
            Operations     2.30      1.76     1.73       (0.88)       (2.64)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.10)    (0.08)      --       (0.06)          --
 Distributions from
  Realized Gains......    (0.87)       --       --          --           --
 ------                   -----
   Total Dividends and
         Distributions    (0.97)    (0.08)      --       (0.06)          --
 ------                   -----     -----                -----
Net Asset Value, End
 of Period............   $11.35    $10.02    $8.34       $6.61        $7.55
                         ======    ======    =====       =====        =====
Total Return..........    24.38%    21.21%   26.17%     (11.72)%     (25.76)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,441    $1,848     $685        $623         $756
 Ratio of Expenses to
  Average Net Assets..     1.26%     1.26%    1.26%       1.25%        1.26%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --        --     1.26%/(d)/  1.26%/(d)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.00%     1.12%    1.09%       0.43%        0.65%/(g)/
 Portfolio Turnover
  Rate................    139.5%    156.2%   135.3%       96.9%       143.1%/(g)/

                           2005      2004     2003        2002        2001/(E)/
                           ----      ----     ----        ----        ----
INTERNATIONAL GROWTH FUND
-------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.00     $8.31    $6.60       $7.55       $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.12      0.09     0.08       (0.03)       (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.17      1.67     1.63       (0.86)       (2.58)
                           ----      ----     ----       -----        -----
 Total From Investment
            Operations     2.29      1.76     1.71       (0.89)       (2.64)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.10)    (0.07)      --       (0.06)          --
 Distributions from
  Realized Gains......    (0.87)       --       --          --           --
 ------                   -----
   Total Dividends and
         Distributions    (0.97)    (0.07)      --       (0.06)          --
 ------                   -----     -----                -----
Net Asset Value, End
 of Period............   $11.32    $10.00    $8.31       $6.60        $7.55
                         ======    ======    =====       =====        =====
Total Return..........    24.31%    21.26%   25.91%     (11.96)%     (25.76)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $9,188      $228     $106        $195         $756
 Ratio of Expenses to
  Average Net Assets..     1.38%     1.38%    1.38%       1.36%        1.38%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --        --     1.38%/(d)/  1.37%/(d)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.09%     0.92%    1.12%       0.35%        0.53%/(g)/
 Portfolio Turnover
  Rate................    139.5%    156.2%   135.3%       96.9%       143.1%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective March 1, 2005, International Fund II changed its name to
  International Growth Fund.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Expense ratio without commission rebates.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares incurred an unrealized gain of $.18, $.18, $.19, and $.19 per share, respectively, from November 27, 2000 through December 5, 2000.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005         2004        2003         2002      2001/(G)/
                          ----         ----        ----         ----      ----
LARGECAP GROWTH FUND
--------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $6.34        $6.12       $5.16        $6.30     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.01)       (0.01)      (0.01)       (0.02)     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.05         0.23        0.97        (1.12)     (3.67)
                          ----         ----        ----        -----      -----
 Total From Investment
            Operations    1.04         0.22        0.96        (1.14)     (3.70)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)          --          --           --         --
 Tax Return of Capital
  Distribution........      --           --          --           --      (0.01)
  -----                                                                   -----
   Total Dividends and
         Distributions   (0.03)          --          --           --      (0.01)
  -----                  -----                                            -----
Net Asset Value, End
 of Period............   $7.35        $6.34       $6.12        $5.16      $6.30
                         =====        =====       =====        =====      =====
Total Return..........   16.48%        3.59%      18.60%/(d)/ (18.10)%   (35.88)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $7,878         $513        $753         $646       $788
 Ratio of Expenses to
  Average Net Assets..    1.12%        1.12%       1.12%        1.12%      1.12%/(i)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --         1.12%/(c)/  1.12%/(c)/     --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.16)%      (0.21)%     (0.20)%      (0.29)%    (0.36)%/(i)/
 Portfolio Turnover
  Rate................   169.0%/(j)/   59.8%       59.2%/(e)/   29.6%      37.5%/(i)/

                          2005         2004        2003         2002      2001/(G)/
                          ----         ----        ----         ----      ----
LARGECAP GROWTH FUND
--------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $6.09        $5.89       $5.15        $6.29     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.03)       (0.02)      (0.02)       (0.03)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.01         0.22        0.76        (1.11)     (3.67)
                          ----         ----        ----        -----      -----
 Total From Investment
            Operations    0.98         0.20        0.74        (1.14)     (3.71)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)          --          --           --         --
 Tax Return of Capital
  Distribution........      --           --          --           --      (0.01)
  -----                                                                   -----
   Total Dividends and
         Distributions   (0.03)          --          --           --      (0.01)
  -----                  -----                                            -----
Net Asset Value, End
 of Period............   $7.04        $6.09       $5.89        $5.15      $6.29
                         =====        =====       =====        =====      =====
Total Return..........   16.15%        3.40%      14.37%      (18.12)%   (35.98)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,212          $72         $79         $644       $787
 Ratio of Expenses to
  Average Net Assets..    1.30%        1.30%       1.30%        1.30%      1.30%/(i)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --         1.30%/(c)/  1.30%/(c)/     --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.40)%      (0.39)%     (0.40)%      (0.47)%    (0.54)%/(i)/
 Portfolio Turnover
  Rate................   169.0%/(j)/   59.8%       59.2%/(e)/   29.6%      37.5%/(i)/

                          2005
                          ----
LARGECAP GROWTH FUND
--------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $6.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............   (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.02
                          ----
 Total From Investment
            Operations    0.98
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)
                         -----
   Total Dividends and
         Distributions   (0.03)
                         -----
Net Asset Value, End
 of Period............   $7.04
                         =====
Total Return..........   16.14%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $738
 Ratio of Expenses to
  Average Net Assets..    1.43%
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.59)%
 Portfolio Turnover
  Rate................   169.0%/(j)/

                          2005         2004        2003         2002      2001/(G)/
LARGECAP GROWTH FUND
--------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $6.18        $5.95       $5.19        $6.31     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.03         0.01        0.01         0.01      (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.99         0.22        0.75        (1.13)     (3.66)
                          ----         ----        ----        -----      -----
 Total From Investment
            Operations    1.02         0.23        0.76        (1.12)     (3.69)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)          --          --           --         --
 Tax Return of Capital
  Distribution........      --           --          --           --      (0.01)
  -----                                                                   -----
   Total Dividends and
         Distributions   (0.03)          --          --           --      (0.01)
  -----                  -----                                            -----
Net Asset Value, End
 of Period............   $7.17        $6.18       $5.95        $5.19      $6.31
                         =====        =====       =====        =====      =====
Total Return..........   16.61%        3.87%      14.64%      (17.75)%   (35.77)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,503       $2,299      $1,638       $1,584       $789
 Ratio of Expenses to
  Average Net Assets..    0.81%        0.81%       0.81%        0.81%      0.81%/(i)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --         0.81%/(c)/  0.81%/(c)/     --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.50%        0.09%       0.10%        0.06%     (0.07)%/(i)/
 Portfolio Turnover
  Rate................   169.0%/(j)/   59.8%       59.2%/(e)/   29.6%      37.5%/(i)/

                          2005         2004        2003         2002      2001/(G)/
                          ----         ----        ----         ----      ----
LARGECAP GROWTH FUND
--------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $6.27        $6.05       $5.18        $6.31     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      --           --          --        (0.01)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.04         0.22        0.87        (1.12)     (3.67)
                          ----         ----        ----        -----      -----
 Total From Investment
            Operations    1.04         0.22        0.87        (1.13)     (3.69)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)          --          --           --         --
 Tax Return of Capital
  Distribution........      --           --          --           --      (0.01)
  -----                                                                   -----
   Total Dividends and
         Distributions   (0.03)          --          --           --      (0.01)
  -----                  -----                                            -----
Net Asset Value, End
 of Period............   $7.28        $6.27       $6.05        $5.18      $6.31
                         =====        =====       =====        =====      =====
Total Return..........   16.68%        3.64%      16.80%/(f)/ (17.91)%   (35.77)%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,811          $53         $32         $648       $789
 Ratio of Expenses to
  Average Net Assets..    0.93%        0.93%       0.93%        0.92%      0.93%/(i)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --         0.93%/(c)/  0.93%/(c)/     --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.02%       (0.04)%     (0.03)%      (0.10)%    (0.17)%/(i)/
 Portfolio Turnover
  Rate................   169.0%/(j)/   59.8%       59.2%/(e)/   29.6%      37.5%/(i)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Expense ratio without commission rebates.
/(d) /During 2003, the Fund processed a significant (relative to the Class) "As
  Of" transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund's shareholder processing policies, this benefit inures to all the shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.
/(e) /Portfolio turnover rate excludes approximately $2,976,000 of securities from the acquisition of Technology Fund and $875,000 from portfolio realignment.
/(f) /During 2003, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
/(g) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share from November 27, 2000 through December 5, 2000.
/(h) /Total return amounts have not been annualized.
/(i) /Computed on an annualized basis.
/(j) /Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005          2004      2003      2002      2001/(E)/
                            ----          ----      ----      ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $8.70         $8.06     $6.79     $8.11     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.12          0.08      0.08      0.02       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.56          0.61      1.23     (1.30)     (2.40)
                            ----          ----      ----     -----      -----
 Total From Investment
            Operations      0.68          0.69      1.31     (1.28)     (2.35)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)        (0.05)    (0.04)    (0.04)     (0.01)
 Distributions from
  Realized Gains......     (0.59)           --        --        --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.72)        (0.05)    (0.04)    (0.04)     (0.01)
                           -----         -----     -----     -----      -----
Net Asset Value, End
 of Period............     $8.66         $8.70     $8.06     $6.79      $8.11
                           =====         =====     =====     =====      =====
Total Return..........      7.91%         8.58%    19.43%   (15.86)%   (20.99)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $103,889       $91,855   $31,362    $6,563     $1,015
 Ratio of Expenses to
  Average Net Assets..      0.72%         0.72%     0.72%     0.72%      0.72%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.36%         0.95%     1.04%     0.97%      0.70%/(d)/
 Portfolio Turnover
  Rate................      11.5%/(f)/    67.3%      1.1%     67.9%     117.4%/(d)/

                            2005          2004      2003      2002      2001/(E)/
                            ----          ----      ----      ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $8.69         $8.06     $6.77     $8.10     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.10          0.07      0.06      0.03       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.56          0.59      1.26     (1.33)     (2.40)
                            ----          ----      ----     -----      -----
 Total From Investment
            Operations      0.66          0.66      1.32     (1.30)     (2.36)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)        (0.03)    (0.03)    (0.03)     (0.01)
 Distributions from
  Realized Gains......     (0.59)           --        --        --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.72)        (0.03)    (0.03)    (0.03)     (0.01)
                           -----         -----     -----     -----      -----
Net Asset Value, End
 of Period............     $8.63         $8.69     $8.06     $6.77      $8.10
                           =====         =====     =====     =====      =====
Total Return..........      7.65%         8.26%    19.57%   (16.15)%   (21.09)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $60,110       $50,014   $20,010    $2,099     $1,080
 Ratio of Expenses to
  Average Net Assets..      0.90%         0.90%     0.90%     0.90%      0.90%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.17%         0.77%     0.85%     0.71%      0.52%/(d)/
 Portfolio Turnover
  Rate................      11.5%/(f)/    67.3%      1.1%     67.9%     117.4%/(d)/

                            2005
                            ----
LARGECAP S&P 500 INDEX FUND
---------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $8.68
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.58
                            ----
 Total From Investment
            Operations      0.64
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.12)
 Distributions from
  Realized Gains......     (0.59)
                           -----
   Total Dividends and
         Distributions     (0.71)
                           -----
Net Asset Value, End
 of Period............     $8.61
                           =====
Total Return..........      7.53%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,312
 Ratio of Expenses to
  Average Net Assets..      1.03%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.66%
 Portfolio Turnover
  Rate................      11.5%/(f)/

                            2005          2004      2003      2002      2001/(E)/
                            ----          ----      ----      ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $8.75         $8.12     $6.83     $8.13     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.14          0.11      0.10      0.07       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.57          0.60      1.25     (1.30)     (2.38)
                            ----          ----      ----     -----      -----
 Total From Investment
            Operations      0.71          0.71      1.35     (1.23)     (2.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)        (0.08)    (0.06)    (0.07)     (0.01)
 Distributions from
  Realized Gains......     (0.59)           --        --        --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.72)        (0.08)    (0.06)    (0.07)     (0.01)
                           -----         -----     -----     -----      -----
Net Asset Value, End
 of Period............     $8.74         $8.75     $8.12     $6.83      $8.13
                           =====         =====     =====     =====      =====
Total Return..........      8.25%         8.72%    19.97%   (15.31)%   (20.80)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $156,818      $122,210   $83,580   $30,529     $2,386
 Ratio of Expenses to
  Average Net Assets..      0.41%         0.41%     0.41%     0.41%      0.41%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.66%         1.26%     1.37%     1.22%      0.86%/(d)/
 Portfolio Turnover
  Rate................      11.5%/(f)/    67.3%      1.1%     67.9%     117.4%/(d)/

                            2005          2004      2003      2002      2001/(E)/
                            ----          ----      ----      ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $8.72         $8.08     $6.80     $8.13     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.13          0.10      0.10      0.07       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.56          0.61      1.24     (1.34)     (2.39)
                            ----          ----      ----     -----      -----
 Total From Investment
            Operations      0.69          0.71      1.34     (1.27)     (2.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)        (0.07)    (0.06)    (0.06)     (0.01)
 Distributions from
  Realized Gains......     (0.59)           --        --        --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.72)        (0.07)    (0.06)    (0.06)     (0.01)
                           -----         -----     -----     -----      -----
Net Asset Value, End
 of Period............     $8.69         $8.72     $8.08     $6.80      $8.13
                           =====         =====     =====     =====      =====
Total Return..........      8.03%         8.77%    19.78%   (15.79)%   (20.80)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $16,902       $10,000    $3,245    $1,108     $1,016
 Ratio of Expenses to
  Average Net Assets..      0.53%         0.53%     0.53%     0.52%      0.53%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.49%         1.13%     1.27%     1.07%      0.89%/(d)/
 Portfolio Turnover
  Rate................      11.5%/(f)/    67.3%      1.1%     67.9%     117.4%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.46 per share from December 1, 2000 through December 5, 2000.
/(f) /Portfolio turnover rate excludes approximately $71,356,000 of securities from the acquisition of Principal LargeCap Stock Index Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005         2004        2003        2002        2001/(F)/
                          ----         ----        ----        ----        ----
LARGECAP VALUE FUND
-------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.65        $9.77       $8.23       $9.10       $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.17         0.09        0.08        0.09         0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.95         0.86        1.50       (0.91)       (1.12)
                          ----         ----        ----       -----        -----
 Total From Investment
            Operations    1.12         0.95        1.58       (0.82)       (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.13)       (0.07)      (0.04)      (0.05)       (0.01)
 Distributions from
  Realized Gains......   (0.38)          --          --          --           --
 -----                   -----
   Total Dividends and
         Distributions   (0.51)       (0.07)      (0.04)      (0.05)       (0.01)
                         -----        -----       -----       -----        -----
Net Asset Value, End
 of Period............  $11.26       $10.65       $9.77       $8.23        $9.10
                        ======       ======       =====       =====        =====
Total Return..........   10.73%        9.71%      19.26%      (9.09)%     (10.42)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $652         $911        $248      $1,030       $1,138
 Ratio of Expenses to
  Average Net Assets..    1.02%        1.02%       1.01%       1.02%        1.02%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --         1.02%/(e)/  1.02%/(e)/  1.02%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.48%        0.87%       1.03%       0.98%        0.86%/(d)/
 Portfolio Turnover
  Rate................   181.1%/(g)/  228.4%      179.1%      128.9%       116.0%/(d)/

                          2005         2004        2003        2002        2001/(F)/
                          ----         ----        ----        ----        ----
LARGECAP VALUE FUND
-------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.67        $9.81       $8.22       $9.09       $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.11         0.09        0.07        0.08         0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.01         0.82        1.54       (0.92)       (1.12)
                          ----         ----        ----       -----        -----
 Total From Investment
            Operations    1.12         0.91        1.61       (0.84)       (1.07)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.13)       (0.05)      (0.02)      (0.03)       (0.01)
 Distributions from
  Realized Gains......   (0.38)          --          --          --           --
 -----                   -----
   Total Dividends and
         Distributions   (0.51)       (0.05)      (0.02)      (0.03)       (0.01)
                         -----        -----       -----       -----        -----
Net Asset Value, End
 of Period............  $11.28       $10.67       $9.81       $8.22        $9.09
                        ======       ======       =====       =====        =====
Total Return..........   10.69%        9.26%      19.68%      (9.26)%     (10.52)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,993       $1,388      $2,220      $2,033       $2,560
 Ratio of Expenses to
  Average Net Assets..    1.20%        1.19%       1.20%       1.20%        1.20%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --         1.20%/(e)/  1.20%/(e)/  1.20%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.97%        0.82%       0.84%       0.80%        0.70%/(d)/
 Portfolio Turnover
  Rate................   181.1%/(g)/  228.4%      179.1%      128.9%       116.0%/(d)/

                          2005
                          ----
LARGECAP VALUE FUND
-------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.69
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.05
                          ----
 Total From Investment
            Operations    1.09
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.13)
 Distributions from
  Realized Gains......   (0.38)
                         -----
   Total Dividends and
         Distributions   (0.51)
                         -----
Net Asset Value, End
 of Period............  $11.27
                        ======
Total Return..........   10.38%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $217
 Ratio of Expenses to
  Average Net Assets..    1.33%
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.37%
 Portfolio Turnover
  Rate................   181.1%/(g)/

                          2005         2004        2003        2002        2001/(F)/
                          ----         ----        ----        ----        ----
LARGECAP VALUE FUND
-------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.69        $9.83       $8.26       $9.13       $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.17         0.13        0.12        0.02         0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.00         0.83        1.52       (0.81)       (1.17)
                          ----         ----        ----       -----        -----
 Total From Investment
            Operations    1.17         0.96        1.64       (0.79)       (1.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.13)       (0.10)      (0.07)      (0.08)       (0.01)

 Distributions from
  Realized Gains......   (0.38)          --          --          --           --
 ------
   Total Dividends and
         Distributions   (0.51)       (0.10)      (0.07)      (0.08)       (0.01)
                         -----        -----       -----       -----        -----
Net Asset Value, End
 of Period............  $11.35       $10.69       $9.83       $8.26        $9.13
                        ======       ======       =====       =====        =====
Total Return..........   11.20%        9.78%      19.93%      (8.79)%     (10.12)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,810       $3,716      $3,282      $3,770       $1,141
 Ratio of Expenses to
  Average Net Assets..    0.71%        0.70%       0.71%       0.71%        0.71%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --         0.71%/(e)/  0.71%/(e)/  0.71%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.53%        1.27%       1.35%       1.25%        0.90%/(d)/
 Portfolio Turnover
  Rate................   181.1%/(g)/  228.4%      179.1%      128.9%       116.0%/(d)/

                          2005         2004        2003        2002        2001/(F)/
                          ----         ----        ----        ----        ----
LARGECAP VALUE FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.64        $9.79       $8.25       $9.12       $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.13         0.12        0.10        0.11         0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.02         0.81        1.50       (0.91)       (1.11)
                          ----         ----        ----       -----        -----
 Total From Investment
            Operations    1.15         0.93        1.60       (0.80)       (1.04)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.13)       (0.08)      (0.06)      (0.07)       (0.01)
 Distributions from
  Realized Gains......   (0.38)          --          --          --           --
 -----                   -----
   Total Dividends and
         Distributions   (0.51)       (0.08)      (0.06)      (0.07)       (0.01)
                         -----        -----       -----       -----        -----
Net Asset Value, End
 of Period............  $11.28       $10.64       $9.79       $8.25        $9.12
                        ======       ======       =====       =====        =====
Total Return..........   11.05%        9.58%      19.44%      (8.90)%     (10.22)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $739          $15         $10      $1,031       $1,140
 Ratio of Expenses to
  Average Net Assets..    0.83%        0.83%       0.82%       0.82%        0.83%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --         0.83%/(e)/  0.83%/(e)/  0.82%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.15%        1.14%       1.24%       1.17%        1.05%/(d)/
 Portfolio Turnover
  Rate................   181.1%/(g)/  228.4%      179.1%      128.9%       116.0%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Expense ratio without commission rebates.
/(f) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.16 per share from December 1, 2000 through December 5, 2000.
/(g) /Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005        2004         2003        2002       2001/(I)/
                           ----        ----         ----        ----       ----
MIDCAP BLEND FUND
-----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $12.90      $11.32        $9.04       $9.32      $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.08          --           --        0.02        0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.64        1.68         2.32       (0.28)      (0.90)
                           ----        ----         ----       -----       -----
 Total From Investment
            Operations     1.72        1.68         2.32       (0.26)      (0.87)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)      (0.05)       (0.02)      (0.02)      (0.02)
 Distributions from
  Realized Gains......    (0.87)      (0.05)          --          --          --
 Tax Return of Capital
  Distribution........       --          --        (0.02)         --          --
 ------                                            -----
   Total Dividends and
         Distributions    (0.90)      (0.10)       (0.04)      (0.02)      (0.02)
                          -----       -----        -----       -----       -----
Net Asset Value, End
 of Period............   $13.72      $12.90       $11.32       $9.04       $9.32
                         ======      ======       ======       =====       =====
Total Return..........    13.79%      14.83%       25.73%      (2.78)%     (7.84)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,207      $3,084       $3,744      $2,131      $1,164
 Ratio of Expenses to
  Average Net Assets..     1.22%       1.22%        1.22%       1.22%       1.22%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --        1.22%/(e)/   1.22%/(e)/  1.22%/(e)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.57%       0.28%        0.22%       0.34%       0.26%/(d)/
 Portfolio Turnover
  Rate................    133.8%/(j)/  60.8%/(f)/   35.3%/(h)/  62.0%       55.6%/(d)/

                           2005        2004         2003        2002       2001/(I)/
                           ----        ----         ----        ----       ----
MIDCAP BLEND FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $12.85      $11.30        $9.02       $9.30      $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.04          --           --        0.01        0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.65        1.63         2.30       (0.28)      (0.91)
                           ----        ----         ----       -----       -----
 Total From Investment
            Operations     1.69        1.63         2.30       (0.27)      (0.89)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)      (0.03)       (0.01)      (0.01)      (0.02)
 Distributions from
  Realized Gains......    (0.87)      (0.05)          --          --          --
 Tax Return of Capital
  Distribution........       --          --        (0.01)         --          --
 ------                                            -----
   Total Dividends and
         Distributions    (0.90)      (0.08)       (0.02)      (0.01)      (0.02)
                          -----       -----        -----       -----       -----
Net Asset Value, End
 of Period............   $13.64      $12.85       $11.30       $9.02       $9.30
                         ======      ======       ======       =====       =====
Total Return..........    13.59%      14.39%       25.57%      (2.95)%     (8.04)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,212        $934       $2,221      $1,138      $1,168
 Ratio of Expenses to
  Average Net Assets..     1.40%       1.40%        1.40%       1.40%       1.40%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --        1.40%/(e)/   1.40%/(e)/  1.40%/(e)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.34%       0.28%        0.03%       0.11%       0.08%/(d)/
 Portfolio Turnover
  Rate................    133.8%/(j)/  60.8%/(f)/   35.3%/(h)/  62.0%       55.6%/(d)/

                           2005
                           ----
MIDCAP BLEND FUND
-----------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $12.88
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.67
                           ----
 Total From Investment
            Operations     1.69
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)
 Distributions from
  Realized Gains......    (0.87)
                          -----
   Total Dividends and
         Distributions    (0.89)
                          -----
Net Asset Value, End
 of Period............   $13.68
                         ======
Total Return..........    13.61%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $278
 Ratio of Expenses to
  Average Net Assets..     1.53%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.17%
 Portfolio Turnover
  Rate................    133.8%/(j)/

                           2005        2004         2003        2002       2001/(I)/
                           ----        ----         ----        ----       ----
MIDCAP BLEND FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $12.92      $11.36        $9.07       $9.35      $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.11        0.01           --        0.05        0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.65        1.68         2.36       (0.28)      (0.90)
                           ----        ----         ----       -----       -----
 Total From Investment
            Operations     1.76        1.69         2.36       (0.23)      (0.84)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)      (0.08)       (0.03)      (0.05)      (0.02)
 Distributions from
  Realized Gains......    (0.87)      (0.05)          --          --          --
 Tax Return of Capital
  Distribution........       --          --        (0.04)         --          --
 ------                                            -----
   Total Dividends and
         Distributions    (0.90)      (0.13)       (0.07)      (0.05)      (0.02)
                          -----       -----        -----       -----       -----
Net Asset Value, End
 of Period............   $13.78      $12.92       $11.36       $9.07       $9.35
                         ======      ======       ======       =====       =====
Total Return..........    14.13%      14.95%       26.14%      (2.47)%     (7.55)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $23,927      $5,514       $5,764      $1,374      $1,168
 Ratio of Expenses to
  Average Net Assets..     0.91%       0.91%        0.91%       0.91%       0.91%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --        0.91%/(e)/   0.91%/(e)/  0.91%/(e)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.84%       0.85%        0.50%       0.61%       0.56%/(d)/
 Portfolio Turnover
  Rate................    133.8%/(j)/  60.8%/(f)/   35.3%/(h)/  62.0%       55.6%/(d)/

                           2005        2004         2003        2002       2001/(I)/
                           ----        ----         ----        ----       ----
MIDCAP BLEND FUND
-----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $13.04      $11.34        $9.05       $9.33      $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.10        0.01           --        0.05        0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.66        1.81         2.34       (0.29)      (0.90)
                           ----        ----         ----       -----       -----
 Total From Investment
            Operations     1.76        1.82         2.34       (0.24)      (0.86)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)      (0.07)       (0.02)      (0.04)      (0.02)
 Distributions from
  Realized Gains......    (0.87)      (0.05)          --          --          --
 Tax Return of Capital
  Distribution........       --          --        (0.03)         --          --
 ------                                            -----
   Total Dividends and
         Distributions    (0.90)      (0.12)       (0.05)      (0.04)      (0.02)
                          -----       -----        -----       -----       -----
Net Asset Value, End
 of Period............   $13.90      $13.04       $11.34       $9.05       $9.33
                         ======      ======       ======       =====       =====
Total Return..........    13.98%      16.07%/(g)/  26.05%      (2.59)%     (7.75)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,992      $1,176       $2,096      $1,131      $1,166
 Ratio of Expenses to
  Average Net Assets..     1.03%       1.03%        1.03%       1.02%       1.03%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --        1.03%/(e)/   1.03%/(e)/  1.02%/(e)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.78%       1.13%        0.41%       0.49%       0.45%/(d)/
 Portfolio Turnover
  Rate................    133.8%/(j)/  60.8%/(f)/   35.3%/(h)/  62.0%       55.6%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Expense ratio without commission rebates.
/(f) /Portfolio turnover rate excludes approximately $3,858,000 from portfolio realignment from the acquisition of Partners MidCap Blend Fund.
/(g) /During fiscal year 2004, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
/(h) /Portfolio turnover rate excludes approximately $6,912,000 of securities from the acquisition of Partners MidCap Blend Fund and $2,567,000 from portfolio realignment.
/(i) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.02 of net investment income per share and incurred an unrealized gain of $.19 per share from December 1, 2000 through December 5, 2000.
/(j) /Portfolio turnover rate excludes approximately $574,898,000 of securities from the acquisition of Principal MidCap Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                         2005     2004        2003         2002        2001/(D)/
                         ----     ----        ----         ----        ----
MIDCAP GROWTH FUND
------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $5.52    $5.38       $4.15        $5.98       $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  (0.05)   (0.04)      (0.04)       (0.06)       (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   0.91     0.18        1.27        (1.77)       (3.99)
                         ----     ----        ----        -----        -----
 Total From Investment
            Operations   0.86     0.14        1.23        (1.83)       (4.03)
                         ----     ----        ----        -----        -----
Net Asset Value, End
 of Period............  $6.38    $5.52       $5.38        $4.15        $5.98
                        =====    =====       =====        =====        =====
Total Return..........  15.58%    2.60%      29.64%      (30.60)%     (39.03)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $555      $46         $21         $431         $749
 Ratio of Expenses to
  Average Net Assets..   1.22%    1.22%       1.16%        1.22%        1.22%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........     --     1.22%/(c)/  1.22%/(c)/   1.22%/(c)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.87)%  (0.74)%     (0.71)%      (0.85)%      (0.82)%/(f)/
 Portfolio Turnover
  Rate................  233.8%   324.2%      290.7%       276.9%       299.0%/(f)/

                         2005     2004        2003         2002        2001/(D)/
                         ----     ----        ----         ----        ----
MIDCAP GROWTH FUND
------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $5.48    $5.35       $4.14        $5.97       $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  (0.06)   (0.05)      (0.05)       (0.07)       (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   0.90     0.18        1.26        (1.76)       (3.99)
                         ----     ----        ----        -----        -----
 Total From Investment
            Operations   0.84     0.13        1.21        (1.83)       (4.05)
                         ----     ----        ----        -----        -----
Net Asset Value, End
 of Period............  $6.32    $5.48       $5.35        $4.14        $5.97
                        =====    =====       =====        =====        =====
Total Return..........  15.33%    2.43%      29.23%      (30.65)%     (39.20)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $843     $689        $592         $450         $760
 Ratio of Expenses to
  Average Net Assets..   1.40%    1.40%       1.40%        1.40%        1.40%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........     --     1.40%/(c)/  1.40%/(c)/   1.40%/(c)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..  (1.03)%  (0.88)%     (0.95)%      (1.03)%      (1.01)%/(f)/
 Portfolio Turnover
  Rate................  233.8%   324.2%      290.7%       276.9%       299.0%/(f)/

                         2005
                         ----
MIDCAP GROWTH FUND
------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $5.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   0.88
                         ----
 Total From Investment
            Operations   0.81
                         ----
Net Asset Value, End
 of Period............  $6.18
                        =====
Total Return..........  15.08%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $11
 Ratio of Expenses to
  Average Net Assets..   1.53%
 Ratio of Net
  Investment Income to
  Average Net Assets..  (1.15)%
 Portfolio Turnover
  Rate................  233.8%

                         2005     2004        2003         2002        2001/(D)/
                         ----     ----        ----         ----        ----
MIDCAP GROWTH FUND
------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $5.59    $5.43       $4.18        $5.99       $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  (0.03)   (0.02)      (0.02)       (0.04)       (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   0.91     0.18        1.27        (1.77)       (3.95)
                         ----     ----        ----        -----        -----
 Total From Investment
            Operations   0.88     0.16        1.25        (1.81)       (4.03)
                         ----     ----        ----        -----        -----
Net Asset Value, End
 of Period............  $6.47    $5.59       $5.43        $4.18        $5.99
                        =====    =====       =====        =====        =====
Total Return..........  15.74%    2.95%      29.90%      (30.22)%     (38.99)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $166      $80         $19         $438         $749
 Ratio of Expenses to
  Average Net Assets..   0.91%    0.91%       0.91%        0.91%        0.91%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........     --     0.91%/(c)/  0.91%/(c)/   0.91%/(c)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.54)%  (0.42)%     (0.44)%      (0.54)%      (0.65)%/(f)/
 Portfolio Turnover
  Rate................  233.8%   324.2%      290.7%       276.9%       299.0%/(f)/

                         2005     2004        2003         2002        2001/(D)/
                         ----     ----        ----         ----        ----
MIDCAP GROWTH FUND
------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $5.56    $5.41       $4.17        $5.99       $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  (0.04)   (0.03)      (0.03)       (0.04)       (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   0.91     0.18        1.27        (1.78)       (3.99)
                         ----     ----        ----        -----        -----
 Total From Investment
            Operations   0.87     0.15        1.24        (1.82)       (4.03)
                         ----     ----        ----        -----        -----
Net Asset Value, End
 of Period............  $6.43    $5.56       $5.41        $4.17        $5.99
                        =====    =====       =====        =====        =====
Total Return..........  15.65%    2.77%      29.74%      (30.38)%     (38.99)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $28      $24         $43         $432         $750
 Ratio of Expenses to
  Average Net Assets..   1.03%    1.02%       1.01%        1.02%        1.03%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........     --     1.03%/(c)/  1.03%/(c)/   1.02%/(c)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.69)%  (0.50)%     (0.54)%      (0.65)%      (0.65)%/(f)/
 Portfolio Turnover
  Rate................  233.8%   324.2%      290.7%       276.9%       299.0%/(f)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Expense ratio without commission rebates.
/(d) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. The Preferred class recognized $.01 of net investment income per share from November 27, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Preferred and Select classes of shares incurred an unrealized gain of $.01, $.02, $.01 and $.02 per share, respectively, during the initial interim period.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005      2004      2003     2002     2001/(C)/
                           ----      ----      ----     ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $12.04    $11.08     $8.57    $9.22    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.09      0.05      0.04     0.03      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.89      1.06      2.49    (0.58)    (1.12)
                           ----      ----      ----    -----     -----
 Total From Investment
            Operations     1.98      1.11      2.53    (0.55)    (1.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)    (0.03)    (0.02)   (0.03)    (0.02)
 Distributions from
  Realized Gains......    (0.33)    (0.12)       --    (0.07)       --
 -----                    -----     -----              -----
   Total Dividends and
         Distributions    (0.38)    (0.15)    (0.02)   (0.10)    (0.02)
                          -----     -----     -----    -----     -----
Net Asset Value, End
 of Period............   $13.64    $12.04    $11.08    $8.57     $9.22
                         ======    ======    ======    =====     =====
Total Return..........    16.65%    10.09%    29.63%   (6.08)%   (9.73)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $16,978    $6,197    $2,145   $1,394    $1,155
 Ratio of Expenses to
  Average Net Assets..     0.72%     0.72%     0.72%    0.72%     0.72%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.61%     0.41%     0.47%    0.38%     0.33%/(e)/
 Portfolio Turnover
  Rate................     52.1%     55.9%     41.4%    48.5%     63.4%/(e)/

                           2005      2004      2003     2002     2001/(C)/
                           ----      ----      ----     ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $12.02    $11.07     $8.57    $9.22    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.06      0.03      0.03     0.02      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.88      1.05      2.48    (0.58)    (1.11)
                           ----      ----      ----    -----     -----
 Total From Investment
            Operations     1.94      1.08      2.51    (0.56)    (1.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)    (0.01)    (0.01)   (0.02)    (0.02)
 Distributions from
  Realized Gains......    (0.33)    (0.12)       --    (0.07)       --
 -----                    -----     -----              -----
   Total Dividends and
         Distributions    (0.37)    (0.13)    (0.01)   (0.09)    (0.02)
                          -----     -----     -----    -----     -----
Net Asset Value, End
 of Period............   $13.59    $12.02    $11.07    $8.57     $9.22
                         ======    ======    ======    =====     =====
Total Return..........    16.40%     9.82%    29.30%   (6.25)%   (9.73)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $17,216    $9,549    $3,069   $1,348    $1,154
 Ratio of Expenses to
  Average Net Assets..     0.90%     0.90%     0.90%    0.90%     0.90%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.42%     0.23%     0.28%    0.20%     0.15%/(e)/
 Portfolio Turnover
  Rate................     52.1%     55.9%     41.4%    48.5%     63.4%/(e)/

                           2005
                           ----
MIDCAP S&P 400 INDEX FUND
-------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $11.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.89
                           ----
 Total From Investment
            Operations     1.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)
 Distributions from
  Realized Gains......    (0.33)
                          -----
   Total Dividends and
         Distributions    (0.37)
                          -----
Net Asset Value, End
 of Period............   $13.44
                         ======
Total Return..........    16.30%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $326
 Ratio of Expenses to
  Average Net Assets..     1.03%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.15%
 Portfolio Turnover
  Rate................     52.1%

                           2005      2004      2003     2002     2001/(C)/
                           ----      ----      ----     ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $12.07    $11.11     $8.60    $9.25    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.13      0.09      0.07     0.04      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.90      1.06      2.49    (0.55)    (1.14)
                           ----      ----      ----    -----     -----
 Total From Investment
            Operations     2.03      1.15      2.56    (0.51)    (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)    (0.07)    (0.05)   (0.07)    (0.02)
 Distributions from
  Realized Gains......    (0.33)    (0.12)       --    (0.07)       --
 -----                    -----     -----              -----
   Total Dividends and
         Distributions    (0.38)    (0.19)    (0.05)   (0.14)    (0.02)
                          -----     -----     -----    -----     -----
Net Asset Value, End
 of Period............   $13.72    $12.07    $11.11    $8.60     $9.25
                         ======    ======    ======    =====     =====
Total Return..........    17.06%    10.39%    29.93%   (5.78)%   (9.44)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $31,845   $21,076   $15,280   $7,173    $1,164
 Ratio of Expenses to
  Average Net Assets..     0.41%     0.41%     0.41%    0.41%     0.41%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.93%     0.74%     0.77%    0.69%     0.64%/(e)/
 Portfolio Turnover
  Rate................     52.1%     55.9%     41.4%    48.5%     63.4%/(e)/

                           2005      2004      2003     2002     2001/(C)/
                           ----      ----      ----     ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $12.05    $11.09     $8.59    $9.25    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.11      0.07      0.06     0.06      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.89      1.06      2.48    (0.59)    (1.10)
                           ----      ----      ----    -----     -----
 Total From Investment
            Operations     2.00      1.13      2.54    (0.53)    (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)    (0.05)    (0.04)   (0.06)    (0.02)
 Distributions from
  Realized Gains......    (0.33)    (0.12)       --    (0.07)       --
 -----                    -----     -----              -----
   Total Dividends and
         Distributions    (0.38)    (0.17)    (0.04)   (0.13)    (0.02)
                          -----     -----     -----    -----     -----
Net Asset Value, End
 of Period............   $13.67    $12.05    $11.09    $8.59     $9.25
                         ======    ======    ======    =====     =====
Total Return..........    16.82%    10.29%    29.70%   (5.99)%   (9.44)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,575    $2,565    $1,607   $1,087    $1,157
 Ratio of Expenses to
  Average Net Assets..     0.53%     0.53%     0.53%    0.52%     0.53%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.81%     0.61%     0.67%    0.58%     0.52%/(e)/
 Portfolio Turnover
  Rate................     52.1%     55.9%     41.4%    48.5%     63.4%/(e)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.32 per share from December 1, 2000 through December 5, 2000.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005     2004        2003        2002       2001/(D)/
                          ----     ----        ----        ----       ----
MIDCAP VALUE FUND
-----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $12.92   $11.77       $9.73       $9.96      $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.07     0.05        0.06        0.06        0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.25     1.16        2.03        0.03       (0.24)
                          ----     ----        ----        ----       -----
 Total From Investment
            Operations    2.32     1.21        2.09        0.09       (0.20)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)   (0.06)      (0.05)      (0.05)      (0.02)
 Distributions from
  Realized Gains......   (0.82)      --          --       (0.27)         --
 -----                   -----                            -----
   Total Dividends and
         Distributions   (0.85)   (0.06)      (0.05)      (0.32)      (0.02)
                         -----    -----       -----       -----       -----
Net Asset Value, End
 of Period............  $14.39   $12.92      $11.77       $9.73       $9.96
                        ======   ======      ======       =====       =====
Total Return..........   18.65%   10.35%      21.64%       0.61%      (1.62)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $315   $1,587      $1,024      $1,223      $1,246
 Ratio of Expenses to
  Average Net Assets..    1.22%    1.16%       1.20%       1.21%       1.22%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --     1.23%/(c)/  1.22%/(c)/  1.22%/(c)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.51%    0.43%       0.58%       0.50%       0.47%/(f)/
 Portfolio Turnover
  Rate................   167.8%   225.4%      186.5%      172.2%      122.3%/(f)/

                          2005     2004        2003        2002       2001/(D)/
                          ----     ----        ----        ----       ----
MIDCAP VALUE FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $12.96   $11.80       $9.72       $9.95      $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.05     0.03        0.05        0.05        0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.23     1.17        2.07        0.02       (0.24)
                          ----     ----        ----        ----       -----
 Total From Investment
            Operations    2.28     1.20        2.12        0.07       (0.21)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)   (0.04)      (0.04)      (0.03)      (0.02)
 Distributions from
  Realized Gains......   (0.82)      --          --       (0.27)         --
 -----                   -----                            -----
   Total Dividends and
         Distributions   (0.84)   (0.04)      (0.04)      (0.30)      (0.02)
                         -----    -----       -----       -----       -----
Net Asset Value, End
 of Period............  $14.40   $12.96      $11.80       $9.72       $9.95
                        ======   ======      ======       =====       =====
Total Return..........   18.32%   10.20%      21.86%       0.44%      (1.72)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $438     $155         $89        $704      $1,245
 Ratio of Expenses to
  Average Net Assets..    1.40%    1.34%       1.36%       1.39%       1.40%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --     1.41%/(c)/  1.40%/(c)/  1.40%/(c)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.33%    0.24%       0.45%       0.32%       0.29%/(f)/
 Portfolio Turnover
  Rate................   167.8%   225.4%      186.5%      172.2%      122.3%/(f)/

                          2005
                          ----
MIDCAP VALUE FUND
-----------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $12.96
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.18
                          ----
 Total From Investment
            Operations    2.22
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)
 Distributions from
  Realized Gains......   (0.82)
                         -----
   Total Dividends and
         Distributions   (0.84)
                         -----
Net Asset Value, End
 of Period............  $14.34
                        ======
Total Return..........   17.84%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $49
 Ratio of Expenses to
  Average Net Assets..    1.53%
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.26%
 Portfolio Turnover
  Rate................   167.8%


                          2005     2004        2003        2002       2001/(D)/
                          ----     ----        ----        ----       ----
MIDCAP VALUE FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $12.89   $11.74       $9.77      $10.00      $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.12     0.09        0.11        0.16        0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.22     1.16        1.94       (0.04)      (0.27)
                          ----     ----        ----       -----       -----
 Total From Investment
            Operations    2.34     1.25        2.05        0.12       (0.16)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)   (0.10)      (0.08)      (0.08)      (0.02)
 Distributions from
  Realized Gains......   (0.82)      --          --       (0.27)         --
 -----                   -----                            -----
   Total Dividends and
         Distributions   (0.85)   (0.10)      (0.08)      (0.35)      (0.02)
                         -----    -----       -----       -----       -----
Net Asset Value, End
 of Period............  $14.38   $12.89      $11.74       $9.77      $10.00
                        ======   ======      ======       =====      ======
Total Return..........   18.89%   10.72%      21.21%       0.92%      (1.23)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $995     $206         $95        $709      $1,250
 Ratio of Expenses to
  Average Net Assets..    0.91%    0.86%       0.88%       0.90%       0.91%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --     0.92%/(c)/  0.91%/(c)/  0.91%/(c)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.86%    0.72%       0.94%       0.81%       0.82%/(f)/
 Portfolio Turnover
  Rate................   167.8%   225.4%      186.5%      172.2%      122.3%/(f)/

                          2005     2004        2003        2002       2001/(D)/
                          ----     ----        ----        ----       ----
MIDCAP VALUE FUND
-----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $12.83   $11.69       $9.76       $9.98      $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.10     0.08        0.10        0.11        0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.22     1.15        1.90        0.01       (0.24)
                          ----     ----        ----        ----       -----
 Total From Investment
            Operations    2.32     1.23        2.00        0.12       (0.18)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)   (0.09)      (0.07)      (0.07)      (0.02)
 Distributions from
  Realized Gains......   (0.82)      --          --       (0.27)         --
 -----                   -----                            -----
   Total Dividends and
         Distributions   (0.85)   (0.09)      (0.07)      (0.34)      (0.02)
                         -----    -----       -----       -----       -----
Net Asset Value, End
 of Period............  $14.30   $12.83      $11.69       $9.76       $9.98
                        ======   ======      ======       =====       =====
Total Return..........   18.80%   10.54%      20.68%       0.91%      (1.43)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $176      $45         $37        $708      $1,248
 Ratio of Expenses to
  Average Net Assets..    1.03%    0.96%       0.99%       1.01%       1.03%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --     1.04%/(c)/  1.03%/(c)/  1.02%/(c)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.72%    0.63%       0.85%       0.70%       0.66%/(f)/
 Portfolio Turnover
  Rate................   167.8%   225.4%      186.5%      172.2%      122.3%/(f)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Expense ratio without commission rebates.
/(d) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.17 per share from November 29, 2000 through December 5, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005      2004        2003        2002    2001/(F)/
                           ----      ----        ----        ----    ----
MONEY MARKET FUND
-----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $1.000    $1.000      $1.000      $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.020     0.003       0.003       0.011    0.035
                          -----     -----       -----       -----    -----
 Total From Investment
            Operations    0.020     0.003       0.003       0.011    0.035
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.020)   (0.003)     (0.003)     (0.011)  (0.035)
                         ------    ------      ------      ------   ------
   Total Dividends and
         Distributions   (0.020)   (0.003)     (0.003)     (0.011)  (0.035)
                         ------    ------      ------      ------   ------
Net Asset Value, End
 of Period............   $1.000    $1.000      $1.000      $1.000   $1.000
                         ======    ======      ======      ======   ======
Total Return..........     1.99%     0.28%       0.32%       1.06%    3.59%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $8,665    $7,413      $4,581      $2,070     $100
 Ratio of Expenses to
  Average Net Assets..     0.97%     0.97%       0.97%       0.97%    0.97%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --        --        0.97%/(e)/    --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.98%     0.31%       0.29%       0.91%    3.92%/(d)/

                           2005      2004        2003        2002    2001/(F)/
                           ----      ----        ----        ----    ----
MONEY MARKET FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $1.000    $1.000      $1.000      $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.018     0.001       0.002       0.009    0.034
                          -----     -----       -----       -----    -----
 Total From Investment
            Operations    0.018     0.001       0.002       0.009    0.034
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.018)   (0.001)     (0.002)     (0.009)  (0.034)
                         ------    ------      ------      ------   ------
   Total Dividends and
         Distributions   (0.018)   (0.001)     (0.002)     (0.009)  (0.034)
                         ------    ------      ------      ------   ------
Net Asset Value, End
 of Period............   $1.000    $1.000      $1.000      $1.000   $1.000
                         ======    ======      ======      ======   ======
Total Return..........     1.81%     0.13%       0.16%       0.88%    3.44%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $9,180    $6,394      $5,494        $564     $667
 Ratio of Expenses to
  Average Net Assets..     1.15%     1.12%       1.13%       1.15%    1.15%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --      1.15%/(e)/  1.15%/(e)/    --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.77%     0.15%       0.12%       0.88%    3.14%/(d)/

                           2005
                           ----
MONEY MARKET FUND
-----------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    0.017
                          -----
 Total From Investment
            Operations    0.017
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.017)
                         ------
   Total Dividends and
         Distributions   (0.017)
                         ------
Net Asset Value, End
 of Period............   $1.000
                         ======
Total Return..........     1.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $8,627
 Ratio of Expenses to
  Average Net Assets..     1.28%
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.43%























                           2005      2004        2003        2002    2001/(F)/
                           ----      ----        ----        ----    ----
MONEY MARKET FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $1.000    $1.000      $1.000      $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.023     0.006       0.006       0.014    0.038
                          -----     -----       -----       -----    -----
 Total From Investment
            Operations    0.023     0.006       0.006       0.014    0.038
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.023)   (0.006)     (0.006)     (0.014)  (0.038)
                         ------    ------      ------      ------   ------
   Total Dividends and
         Distributions   (0.023)   (0.006)     (0.006)     (0.014)  (0.038)
                         ------    ------      ------      ------   ------
Net Asset Value, End
 of Period............   $1.000    $1.000      $1.000      $1.000   $1.000
                         ======    ======      ======      ======   ======
Total Return..........     2.30%     0.59%       0.64%       1.38%    3.90%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $30,291   $14,599      $8,431      $1,949   $4,700
 Ratio of Expenses to
  Average Net Assets..     0.66%     0.66%       0.66%       0.66%    0.66%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.30%     0.61%       0.55%       1.39%    4.23%/(d)/

                           2005      2004        2003        2002    2001/(F)/
                           ----      ----        ----        ----    ----
MONEY MARKET FUND
-----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $1.000    $1.000      $1.000      $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.021     0.005       0.005       0.013    0.037
                          -----     -----       -----       -----    -----
 Total From Investment
            Operations    0.021     0.005       0.005       0.013    0.037
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.021)   (0.005)     (0.005)     (0.013)  (0.037)
                         ------    ------      ------      ------   ------
   Total Dividends and
         Distributions   (0.021)   (0.005)     (0.005)     (0.013)  (0.037)
                         ------    ------      ------      ------   ------
Net Asset Value, End
 of Period............   $1.000    $1.000      $1.000      $1.000   $1.000
                         ======    ======      ======      ======   ======
Total Return..........     2.17%     0.46%       0.49%       1.26%    3.78%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,495    $1,484         $10         $10     $100
 Ratio of Expenses to
  Average Net Assets..     0.78%     0.78%       0.63%       0.77%    0.78%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --        --        0.78%/(e)/    --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.28%     0.49%       0.37%       1.25%    4.11%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Expense ratio without the Manager's voluntary expense limit.
/(f) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares recognized $.001 of net investment income per share, all of which was distributed, during the period November 28, 2000 through December 5, 2000.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                         2005/(B)/
                         ----
PARTNERS GLOBAL EQUITY FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.17
                          ----
 Total From Investment
            Operations    0.21
                          ----
Net Asset Value, End
 of Period............  $10.21
                        ======
Total Return..........    2.10%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10
 Ratio of Expenses to
  Average Net Assets..    1.52%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.53%/(d)/
 Portfolio Turnover
  Rate................    37.1%/(d)/

                         2005/(B)/
                         ----
PARTNERS GLOBAL EQUITY FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.21
                          ----
 Total From Investment
            Operations    0.23
                          ----
Net Asset Value, End
 of Period............  $10.23
                        ======
Total Return..........    2.30%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $40
 Ratio of Expenses to
  Average Net Assets..    1.70%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.24%/(d)/
 Portfolio Turnover
  Rate................    37.1%/(d)/

                         2005/(B)/
                         ----
PARTNERS GLOBAL EQUITY FUND
---------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.18
                          ----
 Total From Investment
            Operations    0.19
                          ----
Net Asset Value, End
 of Period............  $10.19
                        ======
Total Return..........    1.90%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $22
 Ratio of Expenses to
  Average Net Assets..    1.83%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.16%/(d)/
 Portfolio Turnover
  Rate................    37.1%/(d)/

                         2005/(B)/
                         ----
PARTNERS GLOBAL EQUITY FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.17
                          ----
 Total From Investment
            Operations    0.23
                          ----
Net Asset Value, End
 of Period............  $10.23
                        ======
Total Return..........    2.30%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10
 Ratio of Expenses to
  Average Net Assets..    1.21%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.85%/(d)/
 Portfolio Turnover
  Rate................    37.1%/(d)/
                         2005/(B)/
                         ----
PARTNERS GLOBAL EQUITY FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.22
                          ----
 Total From Investment
            Operations    0.22
                          ----
Net Asset Value, End
 of Period............  $10.22
                        ======
Total Return..........    2.20%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $834
 Ratio of Expenses to
  Average Net Assets..    1.33%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.07%/(d)/
 Portfolio Turnover
  Rate................    37.1%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from March 1, 2005, date operations commenced, through October 31,
  2005.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005    2004/(B)/
                           ----    ----
PARTNERS INTERNATIONAL FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.87   $10.34
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.11    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.80     0.56
                           ----     ----
 Total From Investment
            Operations     1.91     0.53
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)      --
 Distributions from
  Realized Gains......    (0.09)      --
   ----                   -----
   Total Dividends and
         Distributions    (0.13)      --
   ----                   -----
Net Asset Value, End
 of Period............   $12.65   $10.87
                         ======   ======
Total Return..........    17.66%    5.13%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,195      $89
 Ratio of Expenses to
  Average Net Assets..     1.67%    1.65%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --     1.67%/(d)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.92%   (0.74)%/(d)/
 Portfolio Turnover
  Rate................     60.1%    78.8%/(d)/

                           2005    2004/(B)/
                           ----    ----
PARTNERS INTERNATIONAL FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.86   $10.34
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.08    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.81     0.57
                           ----     ----
 Total From Investment
            Operations     1.89     0.52
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)      --
 Distributions from
  Realized Gains......    (0.09)      --
   ----                   -----
   Total Dividends and
         Distributions    (0.13)      --
   ----                   -----
Net Asset Value, End
 of Period............   $12.62   $10.86
                         ======   ======
Total Return..........    17.47%    5.03%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,835   $1,715
 Ratio of Expenses to
  Average Net Assets..     1.85%    1.83%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --     1.85%/(d)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.63%   (1.21)%/(d)/
 Portfolio Turnover
  Rate................     60.1%    78.8%/(d)/

                           2005
                           ----
PARTNERS INTERNATIONAL FUND
---------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.96
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.82
                           ----
 Total From Investment
            Operations     1.83
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)
 Distributions from
  Realized Gains......    (0.09)
                          -----
   Total Dividends and
         Distributions    (0.13)
                          -----
Net Asset Value, End
 of Period............   $12.66
                         ======
Total Return..........    16.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $339
 Ratio of Expenses to
  Average Net Assets..     1.98%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.11%
 Portfolio Turnover
  Rate................     60.1%

                           2005    2004/(B)/
                           ----    ----
PARTNERS INTERNATIONAL FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.88   $10.34
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.13     0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.81     0.53
                           ----     ----
 Total From Investment
            Operations     1.94     0.54
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)      --
 Distributions from
  Realized Gains......    (0.09)      --
   ----                   -----
   Total Dividends and
         Distributions    (0.13)      --
   ----                   -----
Net Asset Value, End
 of Period............   $12.69   $10.88
                         ======   ======
Total Return..........    17.95%    5.22%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,279      $12
 Ratio of Expenses to
  Average Net Assets..     1.36%    1.34%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --     1.36%/(d)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.07%    0.21%/(d)/
 Portfolio Turnover
  Rate................     60.1%    78.8%/(d)/

                           2005    2004/(B)/
                           ----    ----
PARTNERS INTERNATIONAL FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.88   $10.34
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.13    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.80     0.55
                           ----     ----
 Total From Investment
            Operations     1.93     0.54
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)      --
 Distributions from
  Realized Gains......    (0.09)      --
   ----                   -----
   Total Dividends and
         Distributions    (0.13)      --
   ----                   -----
Net Asset Value, End
 of Period............   $12.68   $10.88
                         ======   ======
Total Return..........    17.84%    5.22%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,807     $191
 Ratio of Expenses to
  Average Net Assets..     1.48%    1.47%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --     1.48%/(d)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.04%   (0.15)%/(d)/
 Portfolio Turnover
  Rate................     60.1%    78.8%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from June 1, 2004, date operations commenced, through October 31,
  2004.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005         2004         2003        2002        2001/(F)/
                           ----         ----         ----        ----        ----
PARTNERS LARGECAP BLEND FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.10        $9.36        $8.14       $9.07       $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.07         0.03         0.05        0.04         0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.76         0.74         1.17       (0.95)       (1.36)
                           ----         ----         ----       -----        -----
 Total From Investment
            Operations     0.83         0.77         1.22       (0.91)       (1.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.09)       (0.03)          --       (0.02)       (0.02)
 Distributions from
  Realized Gains......    (0.57)          --           --          --           --
  -----                   -----
   Total Dividends and
         Distributions    (0.66)       (0.03)          --       (0.02)       (0.02)
   ----                   -----        -----                    -----        -----
Net Asset Value, End
 of Period............   $10.27       $10.10        $9.36       $8.14        $9.07
                         ======       ======        =====       =====        =====
Total Return..........     8.39%        8.27%       14.99%     (10.11)%     (11.96)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $25,026      $23,026      $12,025      $1,075         $907
 Ratio of Expenses to
  Average Net Assets..     1.32%        1.30%        1.32%       1.31%        1.32%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.32%/(e)/   1.32%/(e)/  1.32%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.66%        0.27%        0.57%       0.64%        0.52%/(d)/
 Portfolio Turnover
  Rate................     51.8%/(g)/   93.9%        41.7%       71.9%        59.4%/(d)/

                           2005         2004         2003        2002        2001/(F)/
                           ----         ----         ----        ----        ----
PARTNERS LARGECAP BLEND FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.06        $9.33        $8.12       $9.04       $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.04         0.01         0.04        0.02         0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.78         0.74         1.17       (0.94)       (1.38)
                           ----         ----         ----       -----        -----
 Total From Investment
            Operations     0.82         0.75         1.21       (0.92)       (1.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.09)       (0.02)          --          --        (0.02)
 Distributions from
  Realized Gains......    (0.57)          --           --          --           --
  -----                   -----
   Total Dividends and
         Distributions    (0.66)       (0.02)          --          --        (0.02)
   ----                   -----        -----                                 -----
Net Asset Value, End
 of Period............   $10.22       $10.06        $9.33       $8.12        $9.04
                         ======       ======        =====       =====        =====
Total Return..........     8.30%        7.99%       14.90%     (10.18)%     (12.16)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $29,275      $22,390      $11,290      $1,385         $924
 Ratio of Expenses to
  Average Net Assets..     1.50%        1.47%        1.50%       1.48%        1.50%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.50%/(e)/   1.50%/(e)/  1.50%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.42%        0.09%        0.42%       0.47%        0.34%/(d)/
 Portfolio Turnover
  Rate................     51.8%/(g)/   93.9%        41.7%       71.9%        59.4%/(d)/

                           2005
                           ----
PARTNERS LARGECAP BLEND FUND
----------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.15
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.83
                           ----
 Total From Investment
            Operations     0.81
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.09)
 Distributions from
  Realized Gains......    (0.57)
                          -----
   Total Dividends and
         Distributions    (0.66)
                          -----
Net Asset Value, End
 of Period............   $10.30
                         ======
Total Return..........     8.11%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $257
 Ratio of Expenses to
  Average Net Assets..     1.63%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.17)%
 Portfolio Turnover
  Rate................     51.8%/(g)/

                           2005         2004         2003        2002        2001/(F)/
                           ----         ----         ----        ----        ----
PARTNERS LARGECAP BLEND FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.11        $9.38        $8.15       $9.08       $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.10         0.06         0.08        0.04         0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.77         0.73         1.17       (0.92)       (1.37)
                           ----         ----         ----       -----        -----
 Total From Investment
            Operations     0.87         0.79         1.25       (0.88)       (1.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.09)       (0.06)       (0.02)      (0.05)       (0.02)
 Distributions from
  Realized Gains......    (0.57)          --           --          --           --
  -----                   -----
   Total Dividends and
         Distributions    (0.66)       (0.06)       (0.02)      (0.05)       (0.02)
                          -----        -----        -----       -----        -----
Net Asset Value, End
 of Period............   $10.32       $10.11        $9.38       $8.15        $9.08
                         ======       ======        =====       =====        =====
Total Return..........     8.82%        8.47%       15.42%      (9.82)%     (11.86)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $42,290      $34,283      $21,346      $3,811         $909
 Ratio of Expenses to
  Average Net Assets..     1.01%        0.98%        1.00%       0.99%        1.01%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.01%/(e)/   1.01%/(e)/  1.01%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.94%        0.59%        0.89%       0.96%        0.83%/(d)/
 Portfolio Turnover
  Rate................     51.8%/(g)/   93.9%        41.7%       71.9%        59.4%/(d)/

                           2005         2004         2003        2002        2001/(F)/
                           ----         ----         ----        ----        ----
PARTNERS LARGECAP BLEND FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.14        $9.40        $8.15       $9.08       $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.08         0.04         0.07        0.07         0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.77         0.75         1.19       (0.97)       (1.36)
                           ----         ----         ----       -----        -----
 Total From Investment
            Operations     0.85         0.79         1.26       (0.90)       (1.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.09)       (0.05)       (0.01)      (0.03)       (0.02)
 Distributions from
  Realized Gains......    (0.57)          --           --          --           --
  -----                   -----
   Total Dividends and
         Distributions    (0.66)       (0.05)       (0.01)      (0.03)       (0.02)
                          -----        -----        -----       -----        -----
Net Asset Value, End
 of Period............   $10.33       $10.14        $9.40       $8.15        $9.08
                         ======       ======        =====       =====        =====
Total Return..........     8.58%        8.43%       15.53%      (9.93)%     (11.86)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $8,554       $5,776       $2,132        $816         $908
 Ratio of Expenses to
  Average Net Assets..     1.13%        1.11%        1.12%       1.11%        1.13%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.13%/(e)/   1.13%/(e)/  1.12%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.74%        0.44%        0.78%       0.83%        0.71%/(d)/
 Portfolio Turnover
  Rate................     51.8%/(g)/   93.9%        41.7%       71.9%        59.4%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Expense ratio without commission rebates.
/(f) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each incurred an unrealized gain of $.40 per share from November 29, 2000 through December 5, 2000.
/(g) /Portfolio turnover rate excludes approximately $72,822,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and $136,000 from portfolio realignment.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005         2004        2003        2002      2001/(F)/
                          ----         ----        ----        ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $7.76        $7.16       $6.06       $7.59     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.08         0.04        0.04        0.03       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.64         0.60        1.09       (1.52)     (2.61)
                          ----         ----        ----       -----      -----
 Total From Investment
            Operations    0.72         0.64        1.13       (1.49)     (2.58)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)       (0.04)      (0.03)      (0.04)     (0.01)
 Distributions from
  Realized Gains......   (0.04)          --          --          --         --
 -----                   -----
   Total Dividends and
         Distributions   (0.10)       (0.04)      (0.03)      (0.04)     (0.01)
                         -----        -----       -----       -----      -----
Net Asset Value, End
 of Period............   $8.38        $7.76       $7.16       $6.06      $7.59
                         =====        =====       =====       =====      =====
Total Return..........    9.24%        8.89%      18.75%     (19.78)%   (23.88)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,095       $1,325      $1,887      $1,285       $949
 Ratio of Expenses to
  Average Net Assets..    1.02%        1.01%       1.01%       1.02%      1.02%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --         1.02%/(e)/  1.02%/(e)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.99%        0.53%       0.62%       0.51%      0.42%/(d)/
 Portfolio Turnover
  Rate................   148.8%/(g)/   76.5%       82.9%       89.4%      71.7%/(d)/

                          2005         2004        2003        2002      2001/(F)/
                          ----         ----        ----        ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $7.74        $7.15       $6.05       $7.57     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.06         0.03        0.03        0.02       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.64         0.58        1.09       (1.52)     (2.62)
                          ----         ----        ----       -----      -----
 Total From Investment
            Operations    0.70         0.61        1.12       (1.50)     (2.60)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)       (0.02)      (0.02)      (0.02)     (0.01)
 Distributions from
  Realized Gains......   (0.04)          --          --          --         --
 -----                   -----
   Total Dividends and
         Distributions   (0.10)       (0.02)      (0.02)      (0.02)     (0.01)
                         -----        -----       -----       -----      -----
Net Asset Value, End
 of Period............   $8.34        $7.74       $7.15       $6.05      $7.57
                         =====        =====       =====       =====      =====
Total Return..........    8.99%        8.58%      18.57%     (19.84)%   (24.08)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,573       $2,272      $2,169        $757       $948
 Ratio of Expenses to
  Average Net Assets..    1.20%        1.19%       1.20%       1.20%      1.20%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --         1.20%/(e)/  1.20%/(e)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.70%        0.34%       0.41%       0.30%      0.25%/(d)/
 Portfolio Turnover
  Rate................   148.8%/(g)/   76.5%       82.9%       89.4%      71.7%/(d)/

                          2005
                          ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $7.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.63
                          ----
 Total From Investment
            Operations    0.69
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)
 Distributions from
  Realized Gains......   (0.04)
                         -----
   Total Dividends and
         Distributions   (0.10)
                         -----
Net Asset Value, End
 of Period............   $8.31
                         =====
Total Return..........    8.87%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $11
 Ratio of Expenses to
  Average Net Assets..    1.33%
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.70%
 Portfolio Turnover
  Rate................   148.8%/(g)/

                          2005         2004        2003        2002      2001/(F)/
                          ----         ----        ----        ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $7.78        $7.18       $6.08       $7.62     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.11         0.06        0.06        0.03       0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.63         0.60        1.09       (1.51)     (2.64)
                          ----         ----        ----       -----      -----
 Total From Investment
            Operations    0.74         0.66        1.15       (1.48)     (2.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)       (0.06)      (0.05)      (0.06)     (0.01)
 Distributions from
  Realized Gains......   (0.04)          --          --          --         --
 -----                   -----
   Total Dividends and
         Distributions   (0.10)       (0.06)      (0.05)      (0.06)     (0.01)
                         -----        -----       -----       -----      -----
Net Asset Value, End
 of Period............   $8.42        $7.78       $7.18       $6.08      $7.62
                         =====        =====       =====       =====      =====
Total Return..........    9.50%        9.21%      19.05%     (19.59)%   (23.58)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,470       $2,518      $2,930      $1,498       $952
 Ratio of Expenses to
  Average Net Assets..    0.71%        0.70%       0.70%       0.71%      0.71%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --         0.71%/(e)/  0.71%/(e)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.28%        0.84%       0.92%       0.84%      0.66%/(d)/
 Portfolio Turnover
  Rate................   148.8%/(g)/   76.5%       82.9%       89.4%      71.7%/(d)/

                          2005         2004        2003        2002      2001/(F)/
                          ----         ----        ----        ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $7.76        $7.17       $6.07       $7.60     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.08         0.05        0.05        0.05       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.65         0.59        1.09       (1.53)     (2.61)
                          ----         ----        ----       -----      -----
 Total From Investment
            Operations    0.73         0.64        1.14       (1.48)     (2.57)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.06)       (0.05)      (0.04)      (0.05)     (0.01)
 Distributions from
  Realized Gains......   (0.04)          --          --          --         --
 -----                   -----
   Total Dividends and
         Distributions   (0.10)       (0.05)      (0.04)      (0.05)     (0.01)
                         -----        -----       -----       -----      -----
Net Asset Value, End
 of Period............   $8.39        $7.76       $7.17       $6.07      $7.60
                         =====        =====       =====       =====      =====
Total Return..........    9.39%        8.94%      18.94%     (19.60)%   (23.78)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,834         $348        $897        $759       $950
 Ratio of Expenses to
  Average Net Assets..    0.83%        0.82%       0.82%       0.82%      0.83%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --         0.83%/(e)/  0.83%/(e)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.94%        0.71%       0.82%       0.67%      0.61%/(d)/
 Portfolio Turnover
  Rate................   148.8%/(g)/   76.5%       82.9%       89.4%      71.7%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Expense ratio without commission rebates.
/(f) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.17 per share from November 28, 2000 through December 5, 2000.
/(g) /Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners Blue Chip Fund, Inc. and $268,000 from portfolio realignment.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005      2004       2003/(C)/
                          ----      ----       ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $11.72    $11.97      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.03)    (0.06)      (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.65     (0.19)       2.02
                          ----     -----        ----
 Total From Investment
            Operations    0.62     (0.25)       1.97

Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.68)       --          --
 ----                    -----
   Total Dividends and
         Distributions   (0.68)       --          --
 ----                    -----
Net Asset Value, End
 of Period............  $11.66    $11.72      $11.97
                        ======    ======      ======
Total Return..........    5.28%    (2.09)%     19.70%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,967      $144        $120
 Ratio of Expenses to
  Average Net Assets..    1.57%     1.55%       1.54%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --      1.57%/(b)/  1.57%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.22)%   (0.53)%     (0.51)%/(e)/
 Portfolio Turnover
  Rate................    87.9%    129.3%       64.8%/(e)/

                          2005      2004       2003/(C)/
                          ----      ----       ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $11.69    $11.95      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.03)    (0.10)      (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.62     (0.16)       2.01
                          ----     -----        ----
 Total From Investment
            Operations    0.59     (0.26)       1.95

Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.68)       --          --
 ----                    -----
   Total Dividends and
         Distributions   (0.68)       --          --
 ----                    -----
Net Asset Value, End
 of Period............  $11.60    $11.69      $11.95
                        ======    ======      ======
Total Return..........    5.02%    (2.18)%     19.50%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,393    $2,251        $119
 Ratio of Expenses to
  Average Net Assets..    1.75%     1.75%       1.72%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --      1.75%/(b)/  1.75%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.27)%   (0.88)%     (0.69)%/(e)/
 Portfolio Turnover
  Rate................    87.9%    129.3%       64.8%/(e)/

                          2005
                          ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $11.79
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.12)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.76
                          ----
 Total From Investment
            Operations    0.64

Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.68)
                         -----
   Total Dividends and
         Distributions   (0.68)
                         -----
Net Asset Value, End
 of Period............  $11.75
                        ======
Total Return..........    5.40%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $317
 Ratio of Expenses to
  Average Net Assets..    1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.00)%
 Portfolio Turnover
  Rate................    87.9%

                          2005      2004       2003/(C)/
                          ----      ----       ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $11.79    $12.00      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.04     (0.03)      (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.63     (0.18)       2.02
                          ----     -----        ----
 Total From Investment
            Operations    0.67     (0.21)       2.00

Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.68)       --          --
 ----                    -----
   Total Dividends and
         Distributions   (0.68)       --          --
 ----                    -----
Net Asset Value, End
 of Period............  $11.78    $11.79      $12.00
                        ======    ======      ======
Total Return..........    5.69%    (1.75)%     20.00%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $31      $118        $120
 Ratio of Expenses to
  Average Net Assets..    1.26%     1.24%       1.23%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --      1.26%/(b)/  1.26%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.38%    (0.22)%     (0.20)%/(e)/
 Portfolio Turnover
  Rate................    87.9%    129.3%       64.8%/(e)/

                          2005      2004       2003/(C)/
                          ----      ----       ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $11.77    $11.99      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.03     (0.04)      (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.62     (0.18)       2.02
                          ----     -----        ----
 Total From Investment
            Operations    0.65     (0.22)       1.99

Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.68)       --          --
 ----                    -----
   Total Dividends and
         Distributions   (0.68)       --          --
 ----                    -----
Net Asset Value, End
 of Period............  $11.74    $11.77      $11.99
                        ======    ======      ======
Total Return..........    5.52%    (1.83)%     19.90%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $17      $118        $120
 Ratio of Expenses to
  Average Net Assets..    1.38%     1.36%       1.35%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --      1.38%/(b)/  1.38%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.27%    (0.34)%     (0.32)%/(e)/
 Portfolio Turnover
  Rate................    87.9%    129.3%       64.8%/(e)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Expense ratio without commission rebates.
/(c) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005         2004         2003         2002      2001/(F)/
                           ----         ----         ----         ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $7.25        $6.99        $6.11        $7.45     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............       --        (0.02)       (0.01)        0.02      (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.82         0.28         0.89        (1.36)     (2.81)
                           ----         ----         ----        -----      -----
 Total From Investment
            Operations     0.82         0.26         0.88        (1.34)     (2.84)

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)          --           --           --         --
  -----                   -----
   Total Dividends and
         Distributions    (0.04)          --           --           --         --
  -----                   -----
Net Asset Value, End
 of Period............    $8.03        $7.25        $6.99        $6.11      $7.45
                          =====        =====        =====        =====      =====
Total Return..........    11.29%        3.72%       14.40%      (17.99)%   (26.06)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,154      $31,356      $21,390       $4,903       $745
 Ratio of Expenses to
  Average Net Assets..     1.31%        1.25%        1.32%        1.32%      1.32%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.32%/(e)/   1.32%/(e)/     --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.05)%      (0.35)%      (0.21)%      (0.35)%    (0.48)%/(d)/
 Portfolio Turnover
  Rate................     66.5%/(g)/  157.8%       130.9%       182.9%     104.8%/(d)/

                           2005         2004         2003         2002      2001/(F)/
                           ----         ----         ----         ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $7.09        $6.85        $5.99        $7.43     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.02)       (0.04)       (0.02)        0.01      (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.81         0.28         0.88        (1.45)     (2.82)
                           ----         ----         ----        -----      -----
 Total From Investment
            Operations     0.79         0.24         0.86        (1.44)     (2.86)

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)          --           --           --         --
  -----                   -----
   Total Dividends and
         Distributions    (0.04)          --           --           --         --
  -----                   -----
Net Asset Value, End
 of Period............    $7.84        $7.09        $6.85        $5.99      $7.43
                          =====        =====        =====        =====      =====
Total Return..........    11.10%        3.50%       14.36%      (19.38)%   (26.26)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $22,933      $20,800      $16,776       $1,858       $811
 Ratio of Expenses to
  Average Net Assets..     1.49%        1.43%        1.50%        1.50%      1.50%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.50%/(e)/   1.50%/(e)/     --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.27)%      (0.52)%      (0.38)%      (0.51)%    (0.66)%/(d)/
 Portfolio Turnover
  Rate................     66.5%/(g)/  157.8%       130.9%       182.9%     104.8%/(d)/

                           2005
                           ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $7.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.86
                           ----
 Total From Investment
            Operations     0.79

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)
                          -----
   Total Dividends and
         Distributions    (0.04)
                          -----
Net Asset Value, End
 of Period............    $8.04
                          =====
Total Return..........    10.78%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $250
 Ratio of Expenses to
  Average Net Assets..     1.62%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.92)%
 Portfolio Turnover
  Rate................     66.5%/(g)/

                           2005         2004         2003         2002      2001/(F)/
                           ----         ----         ----         ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $7.25        $6.96        $6.06        $7.47     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.02           --         0.01         0.01      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.82         0.29         0.89        (1.42)     (2.81)
                           ----         ----         ----        -----      -----
 Total From Investment
            Operations     0.84         0.29         0.90        (1.41)     (2.82)

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)          --           --           --         --
  -----                   -----
   Total Dividends and
         Distributions    (0.04)          --           --           --         --
  -----                   -----
Net Asset Value, End
 of Period............    $8.05        $7.25        $6.96        $6.06      $7.47
                          =====        =====        =====        =====      =====
Total Return..........    11.59%        4.18%       14.85%      (18.88)%   (25.93)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $29,758      $26,763      $23,056      $14,373       $747
 Ratio of Expenses to
  Average Net Assets..     1.00%        0.94%        1.01%        1.01%      1.01%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.01%/(e)/   1.01%/(e)/     --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.23%       (0.03)%       0.13%        0.05%     (0.17)%/(d)/
 Portfolio Turnover
  Rate................     66.5%/(g)/  157.8%       130.9%       182.9%     104.8%/(d)/

                           2005         2004         2003         2002      2001/(F)/
                           ----         ----         ----         ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $7.19        $6.92        $6.04        $7.46     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01        (0.01)          --        (0.01)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.82         0.28         0.88        (1.41)     (2.81)
                           ----         ----         ----        -----      -----
 Total From Investment
            Operations     0.83         0.27         0.88        (1.42)     (2.83)

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)          --           --           --         --
  -----                   -----
   Total Dividends and
         Distributions    (0.04)          --           --           --         --
  -----                   -----
Net Asset Value, End
 of Period............    $7.98        $7.19        $6.92        $6.04      $7.46
                          =====        =====        =====        =====      =====
Total Return..........    11.54%        3.90%       14.57%      (19.03)%   (25.96)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,441       $4,064       $1,825         $778       $746
 Ratio of Expenses to
  Average Net Assets..     1.12%        1.07%        1.13%        1.12%      1.13%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.13%/(e)/   1.13%/(e)/     --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.16%       (0.17)%       0.01%       (0.18)%    (0.29)%/(d)/
 Portfolio Turnover
  Rate................     66.5%/(g)/  157.8%       130.9%       182.9%     104.8%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Expense ratio without commission rebates.
/(f) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each incurred an unrealized gain of $.29 per share, respectively, from November 28, 2000 through December 5, 2000.
/(g) /Portfolio turnover rate excludes approximately $62,466,000 of securities from the acquisition of Principal Partners Equity Growth Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005       2004      2003      2002      2001/(E)/
                           ----       ----      ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $7.58      $7.18     $6.12     $7.41     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.02)     (0.05)    (0.04)    (0.05)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.53       0.45      1.10     (1.24)     (3.21)
                           ----       ----      ----     -----      -----
 Total From Investment
            Operations     0.51       0.40      1.06     (1.29)     (3.26)

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)        --        --        --         --
 Distributions from
  Realized Gains......    (0.13)        --        --        --         --
 ------                   -----
   Total Dividends and
         Distributions    (0.15)        --        --        --         --
 ------                   -----
Net Asset Value, End
 of Period............    $7.94      $7.58     $7.18     $6.12      $7.41
                          =====      =====     =====     =====      =====
Total Return..........     6.76%      5.57%    17.32%   (17.41)%   (29.46)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $8,540     $6,532    $4,761      $613       $741
 Ratio of Expenses to
  Average Net Assets..     1.57%      1.57%     1.57%     1.57%      1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.27)%    (0.66)%   (0.60)%   (0.64)%    (0.75)%/(d)/
 Portfolio Turnover
  Rate................     95.2%     124.7%    193.9%    176.7%     153.6%/(d)/

                           2005       2004      2003      2002      2001/(E)/
                           ----       ----      ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $7.54      $7.14     $6.10     $7.39     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.04)     (0.06)    (0.05)    (0.06)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.52       0.46      1.09     (1.23)     (3.22)
                           ----       ----      ----     -----      -----
 Total From Investment
            Operations     0.48       0.40      1.04     (1.29)     (3.28)

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)        --        --        --         --
 Distributions from
  Realized Gains......    (0.13)        --        --        --         --
 ------                   -----
   Total Dividends and
         Distributions    (0.15)        --        --        --         --
 ------                   -----
Net Asset Value, End
 of Period............    $7.87      $7.54     $7.14     $6.10      $7.39
                          =====      =====     =====     =====      =====
Total Return..........     6.38%      5.60%    17.05%   (17.46)%   (29.65)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,504     $7,582    $1,835      $611       $741
 Ratio of Expenses to
  Average Net Assets..     1.75%      1.75%     1.75%     1.75%      1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.46)%    (0.85)%   (0.74)%   (0.82)%    (0.93)%/(d)/
 Portfolio Turnover
  Rate................     95.2%     124.7%    193.9%    176.7%     153.6%/(d)/

                           2005
                           ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $7.76
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.57
                           ----
 Total From Investment
            Operations     0.50

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)
 Distributions from
  Realized Gains......    (0.13)
                          -----
   Total Dividends and
         Distributions    (0.15)
                          -----
Net Asset Value, End
 of Period............    $8.11
                          =====
Total Return .........     6.44%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $164
 Ratio of Expenses to
  Average Net Assets..     1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.84)%
 Portfolio Turnover
  Rate................     95.2%

                           2005       2004      2003      2002      2001/(E)/
                           ----       ----      ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $7.67      $7.25     $6.15     $7.42     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............       --      (0.03)    (0.01)    (0.01)     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.54       0.45      1.11     (1.26)     (3.22)
                           ----       ----      ----     -----      -----
 Total From Investment
            Operations     0.54       0.42      1.10     (1.27)     (3.25)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)        --        --        --         --
 Distributions from
  Realized Gains......    (0.13)        --        --        --         --
 ------                   -----
   Total Dividends and
         Distributions    (0.16)        --        --        --         --
 ------                   -----
Net Asset Value, End
 of Period............    $8.05      $7.67     $7.25     $6.15      $7.42
                          =====      =====     =====     =====      =====
Total Return..........     6.97%      5.79%    17.89%   (17.12)%   (29.37)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $20,415    $15,288      $974      $843       $743
 Ratio of Expenses to
  Average Net Assets..     1.26%      1.26%     1.26%     1.26%      1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.05%     (0.39)%   (0.23)%   (0.33)%    (0.44)%/(d)/
 Portfolio Turnover
  Rate................     95.2%     124.7%    193.9%    176.7%     153.6%/(d)/

                           2005       2004      2003      2002      2001/(E)/
                           ----       ----      ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $7.64      $7.22     $6.14     $7.42     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.02)     (0.04)    (0.02)    (0.03)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.55       0.46      1.10     (1.25)     (3.21)
                           ----       ----      ----     -----      -----
 Total From Investment
            Operations     0.53       0.42      1.08     (1.28)     (3.25)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)        --        --        --         --
 Distributions from
  Realized Gains......    (0.13)        --        --        --         --
 ------                   -----
   Total Dividends and
         Distributions    (0.15)        --        --        --         --
 ------                   -----
Net Asset Value, End
 of Period............    $8.02      $7.64     $7.22     $6.14      $7.42
                          =====      =====     =====     =====      =====
Total Return..........     6.99%      5.82%    17.59%   (17.25)%   (29.37)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,970     $1,940      $723      $615       $742
 Ratio of Expenses to
  Average Net Assets..     1.38%      1.38%     1.38%     1.37%      1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.24)%    (0.48)%   (0.35)%   (0.44)%    (0.56)%/(d)/
 Portfolio Turnover
  Rate................     95.2%     124.7%    193.9%    176.7%     153.6%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Preferred classes of shares recognized $.01 of net investment income per share from November 30, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Preferred and Select classes of shares incurred an unrealized gain of $.67, $.67, $.66 and $.67 per share, respectively, during the initial interim period.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005         2004         2003         2002       2001/(F)/
                           ----         ----         ----         ----       ----
PARTNERS LARGECAP VALUE FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $12.92       $11.64        $9.57       $10.41      $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.13         0.11         0.13        (0.01)       0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.95         1.27         1.98        (0.79)      (0.05)
                           ----         ----         ----        -----       -----
 Total From Investment
            Operations     1.08         1.38         2.11        (0.80)       0.04
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.17)       (0.10)       (0.04)          --       (0.03)
 Distributions from
  Realized Gains......    (0.10)          --           --        (0.04)         --
  -------                 -----                                  -----
   Total Dividends and
         Distributions    (0.27)       (0.10)       (0.04)       (0.04)      (0.03)
                          -----        -----        -----        -----       -----
Net Asset Value, End
 of Period............   $13.73       $12.92       $11.64        $9.57      $10.41
                         ======       ======       ======        =====      ======
Total Return..........     8.44%       11.95%       22.16%       (7.73)%      1.92%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $58,191      $34,752      $12,058       $2,797      $1,043
 Ratio of Expenses to
  Average Net Assets..     1.35%        1.36%        1.34%        1.37%       1.37%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.37%/(e)/   1.37%/(e)/   1.37%/(e)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.97%        0.90%        1.21%        0.99%       1.03%/(d)/
 Portfolio Turnover
  Rate................     28.1%/(g)/   26.4%        16.2%         7.8%       19.5%/(d)/

                           2005         2004         2003         2002       2001/(F)/
                           ----         ----         ----         ----       ----
PARTNERS LARGECAP VALUE FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $12.59       $11.35        $9.33       $10.40      $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.11         0.09         0.11        (0.02)       0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.92         1.24         1.94        (1.01)      (0.05)
                           ----         ----         ----        -----       -----
 Total From Investment
            Operations     1.03         1.33         2.05        (1.03)       0.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.17)       (0.09)       (0.03)          --       (0.03)
 Distributions from
  Realized Gains......    (0.10)          --           --        (0.04)         --
  -------                 -----                                  -----
   Total Dividends and
         Distributions    (0.27)       (0.09)       (0.03)       (0.04)      (0.03)
                          -----        -----        -----        -----       -----
Net Asset Value, End
 of Period............   $13.35       $12.59       $11.35        $9.33      $10.40
                         ======       ======       ======        =====      ======
Total Return..........     8.24%       11.73%       21.99%       (9.96)%      1.82%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $43,523      $33,241      $12,287       $4,013      $1,041
 Ratio of Expenses to
  Average Net Assets..     1.53%        1.54%        1.52%        1.55%       1.55%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.55%/(e)/   1.55%/(e)/   1.55%/(e)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.81%        0.72%        1.03%        0.90%       0.85%/(d)/
 Portfolio Turnover
  Rate................     28.1%/(g)/   26.4%        16.2%         7.8%       19.5%/(d)/

                           2005
                           ----
PARTNERS LARGECAP VALUE FUND
----------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $12.69
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.93
                           ----
 Total From Investment
            Operations     0.99
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.17)
 Distributions from
  Realized Gains......    (0.10)
                          -----
   Total Dividends and
         Distributions    (0.27)
                          -----
Net Asset Value, End
 of Period............   $13.41
                         ======
Total Return..........     7.85%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $383
 Ratio of Expenses to
  Average Net Assets..     1.66%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.43%
 Portfolio Turnover
  Rate................     28.1%/(g)/

                           2005         2004         2003         2002       2001/(F)/
                           ----         ----         ----         ----       ----
PARTNERS LARGECAP VALUE FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $12.68       $11.43        $9.40       $10.44      $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.17         0.15         0.16           --        0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.94         1.24         1.94        (0.97)      (0.05)
                           ----         ----         ----        -----       -----
 Total From Investment
            Operations     1.11         1.39         2.10        (0.97)       0.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.18)       (0.14)       (0.07)       (0.03)      (0.03)
 Distributions from
  Realized Gains......    (0.10)          --           --        (0.04)         --
  -------                 -----                                  -----
   Total Dividends and
         Distributions    (0.28)       (0.14)       (0.07)       (0.07)      (0.03)
                          -----        -----        -----        -----       -----
Net Asset Value, End
 of Period............   $13.51       $12.68       $11.43        $9.40      $10.44
                         ======       ======       ======        =====      ======
Total Return..........     8.79%       12.26%       22.52%       (9.37)%      2.12%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $67,032      $45,729      $25,399      $10,021      $1,045
 Ratio of Expenses to
  Average Net Assets..     1.04%        1.04%        1.03%        1.06%       1.06%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.06%/(e)/   1.06%/(e)/   1.06%/(e)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.29%        1.23%        1.53%        1.44%       1.34%/(d)/
 Portfolio Turnover
  Rate................     28.1%/(g)/   26.4%        16.2%         7.8%       19.5%/(d)/

                           2005         2004         2003         2002       2001/(F)/
                           ----         ----         ----         ----       ----
PARTNERS LARGECAP VALUE FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $12.64       $11.39        $9.38       $10.43      $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.15         0.12         0.15         0.12        0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.95         1.26         1.92        (1.11)      (0.05)
                           ----         ----         ----        -----       -----
 Total From Investment
            Operations     1.10         1.38         2.07        (0.99)       0.06
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.18)       (0.13)       (0.06)       (0.02)      (0.03)
 Distributions from
  Realized Gains......    (0.10)          --           --        (0.04)         --
  -------                 -----                                  -----
   Total Dividends and
         Distributions    (0.28)       (0.13)       (0.06)       (0.06)      (0.03)
                          -----        -----        -----        -----       -----
Net Asset Value, End
 of Period............   $13.46       $12.64       $11.39        $9.38      $10.43
                         ======       ======       ======        =====      ======
Total Return..........     8.73%       12.17%       22.21%       (9.59)%      2.12%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $23,754      $13,694         $992         $979      $1,044
 Ratio of Expenses to
  Average Net Assets..     1.16%        1.17%        1.15%        1.17%       1.18%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.18%/(e)/   1.18%/(e)/   1.17%/(e)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.14%        0.98%        1.42%        1.22%       1.22%/(d)/
 Portfolio Turnover
  Rate................     28.1%/(g)/   26.4%        16.2%         7.8%       19.5%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Expense ratio without commission rebates.
/(f) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.39 per share from November 27, 2000 through December 5, 2000.
/(g) /Portfolio turnover rate excludes approximately $72,312,000 of securities from the acquisition of Principal Partners LargeCap Value Fund, Inc. and $331,000 from portfolio realignment.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005    2004/(B)/
                          ----    ----
PARTNERS LARGECAP VALUE FUND I
------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.51   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.05     0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.20     0.48
                          ----     ----
 Total From Investment
            Operations    1.25     0.51

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.04)      --
 ----                    -----
Net Asset Value, End
 of Period............  $11.72   $10.51
                        ======   ======
Total Return..........   11.88%    5.10%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $376      $10
 Ratio of Expenses to
  Average Net Assets..    1.37%    1.37%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.48%    0.64%/(d)/
 Portfolio Turnover
  Rate................    58.9%    32.7%/(d)/

                          2005    2004/(B)/
                          ----    ----
PARTNERS LARGECAP VALUE FUND I
------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.50   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.06     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.17     0.48
                          ----     ----
 Total From Investment
            Operations    1.23     0.50

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.04)      --
 ----                    -----
Net Asset Value, End
 of Period............  $11.69   $10.50
                        ======   ======
Total Return..........   11.69%    5.00%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $19      $10
 Ratio of Expenses to
  Average Net Assets..    1.55%    1.55%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.56%    0.47%/(d)/
 Portfolio Turnover
  Rate................    58.9%    32.7%/(d)/

                          2005
                          ----
PARTNERS LARGECAP VALUE FUND I
------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.14
                          ----
 Total From Investment
            Operations    1.18

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)
                         -----
   Total Dividends and
         Distributions   (0.03)
                         -----
Net Asset Value, End
 of Period............  $11.71
                        ======
Total Return..........   11.23%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $390
 Ratio of Expenses to
  Average Net Assets..    1.68%
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.34%
 Portfolio Turnover
  Rate................    58.9%

                          2005    2004/(B)/
                          ----    ----
PARTNERS LARGECAP VALUE FUND I
------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.52   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.12     0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.17     0.48
                          ----     ----
 Total From Investment
            Operations    1.29     0.52

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.04)      --
 ----                    -----
Net Asset Value, End
 of Period............  $11.77   $10.52
                        ======   ======
Total Return..........   12.28%    5.20%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,594      $11
 Ratio of Expenses to
  Average Net Assets..    1.06%    1.06%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.02%    0.97%/(d)/
 Portfolio Turnover
  Rate................    58.9%    32.7%/(d)/

                          2005    2004/(B)/
                          ----    ----
PARTNERS LARGECAP VALUE FUND I
------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.52   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.10     0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.16     0.48
                          ----     ----
 Total From Investment
            Operations    1.26     0.52

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.04)      --
 ----                    -----
Net Asset Value, End
 of Period............  $11.74   $10.52
                        ======   ======
Total Return..........   11.99%    5.20%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $12      $11
 Ratio of Expenses to
  Average Net Assets..    1.18%    1.18%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.92%    0.82%/(d)/
 Portfolio Turnover
  Rate................    58.9%    32.7%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from June 1, 2004, date operations commenced, through October 31,
  2004.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                         2005/(B)/
                         ----
PARTNERS LARGECAP VALUE FUND II
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.03
                          ----
 Total From Investment
            Operations    0.09
                          ----
Net Asset Value, End
 of Period............  $10.09
                        ======
Total Return..........    0.90%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $554
 Ratio of Expenses to
  Average Net Assets..    1.42%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.69%/(d)/
 Portfolio Turnover
  Rate................    19.8%/(d)/

                         2005/(B)/
                         ----
PARTNERS LARGECAP VALUE FUND II
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.02
                          ----
 Total From Investment
            Operations    0.08
                          ----
Net Asset Value, End
 of Period............  $10.08
                        ======
Total Return..........    0.80%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $59
 Ratio of Expenses to
  Average Net Assets..    1.60%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.70%/(d)/
 Portfolio Turnover
  Rate................    19.8%/(d)/

                         2005/(B)/
                         ----
PARTNERS LARGECAP VALUE FUND II
-------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.01
                          ----
 Total From Investment
            Operations    0.06
                          ----
Net Asset Value, End
 of Period............  $10.06
                        ======
Total Return..........    0.60%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $11
 Ratio of Expenses to
  Average Net Assets..    1.73%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.55%/(d)/
 Portfolio Turnover
  Rate................    19.8%/(d)/

                         2005/(B)/
                         ----
PARTNERS LARGECAP VALUE FUND II
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.01
                          ----
 Total From Investment
            Operations    0.13
                          ----
Net Asset Value, End
 of Period............  $10.13
                        ======
Total Return..........    1.30%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $457
 Ratio of Expenses to
  Average Net Assets..    1.11%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.42%/(d)/
 Portfolio Turnover
  Rate................    19.8%/(d)/
                         2005/(B)/
                         ----
PARTNERS LARGECAP VALUE FUND II
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.02
                          ----
 Total From Investment
            Operations    0.11
                          ----
Net Asset Value, End
 of Period............  $10.11
                        ======
Total Return..........    1.10%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10
 Ratio of Expenses to
  Average Net Assets..    1.23%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.05%/(d)/
 Portfolio Turnover
  Rate................    19.8%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from December 29, 2004, date operations commenced, through October
  31, 2005.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005         2004        2003        2002      2001/(F)/
                           ----         ----        ----        ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $7.66        $7.45       $5.30       $6.51     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.10)       (0.09)      (0.09)      (0.05)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.43         0.30        2.24       (1.16)     (4.58)
                           ----         ----        ----       -----      -----
 Total From Investment
            Operations     1.33         0.21        2.15       (1.21)     (4.58)
                           ----         ----        ----       -----      -----
Net Asset Value, End
 of Period............    $8.99        $7.66       $7.45       $5.30      $6.51
                          =====        =====       =====       =====      =====
Total Return..........    17.36%        2.82%      40.57%     (18.59)%   (40.49)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $17,158      $13,413      $4,371      $1,296       $815
 Ratio of Expenses to
  Average Net Assets..     1.57%        1.47%       1.56%       1.57%      1.57%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.57%/(e)/  1.57%/(e)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.19)%      (1.17)%     (1.33)%     (1.35)%    (1.33)%/(d)/
 Portfolio Turnover
  Rate................    185.7%/(g)/  163.7%      163.3%      225.6%     347.3%/(d)/

                           2005         2004        2003        2002      2001/(F)/
                           ----         ----        ----        ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $7.49        $7.30       $5.21       $6.50     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.11)       (0.10)      (0.09)      (0.10)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.40         0.29        2.18       (1.19)     (4.58)
                           ----         ----        ----       -----      -----
 Total From Investment
            Operations     1.29         0.19        2.09       (1.29)     (4.59)
                           ----         ----        ----       -----      -----
Net Asset Value, End
 of Period............    $8.78        $7.49       $7.30       $5.21      $6.50
                          =====        =====       =====       =====      =====
Total Return..........    17.22%        2.60%      40.12%     (19.85)%   (40.53)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $9,866       $6,991      $2,461        $653       $814
 Ratio of Expenses to
  Average Net Assets..     1.75%        1.65%       1.74%       1.75%      1.75%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.75%/(e)/  1.75%/(e)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.37)%      (1.35)%     (1.52)%     (1.53)%    (1.51)%/(d)/
 Portfolio Turnover
  Rate................    185.7%/(g)/  163.7%      163.3%      225.6%     347.3%/(d)/

                           2005
                           ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $7.44
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    (0.13)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.41
                           ----
 Total From Investment
            Operations     1.28
                           ----
Net Asset Value, End
 of Period............    $8.72
                          =====
Total Return..........    17.20%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $156
 Ratio of Expenses to
  Average Net Assets..     1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.60)%
 Portfolio Turnover
  Rate................    185.7%/(g)/

                           2005         2004        2003        2002      2001/(F)/
                           ----         ----        ----        ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $7.67        $7.43       $5.26       $6.52     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.07)       (0.07)      (0.07)      (0.03)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.44         0.31        2.24       (1.23)     (4.52)
                           ----         ----        ----       -----      -----
 Total From Investment
            Operations     1.37         0.24        2.17       (1.26)     (4.57)
                           ----         ----        ----       -----      -----
Net Asset Value, End
 of Period............    $9.04        $7.67       $7.43       $5.26      $6.52
                          =====        =====       =====       =====      =====
Total Return..........    17.86%        3.23%      41.25%     (19.33)%   (40.40)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,711       $8,533      $7,384      $1,155       $815
 Ratio of Expenses to
  Average Net Assets..     1.26%        1.15%       1.24%       1.26%      1.26%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.26%/(e)/  1.26%/(e)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.88)%      (0.86)%     (1.03)%     (1.04)%    (1.00)%/(d)/
 Portfolio Turnover
  Rate................    185.7%/(g)/  163.7%      163.3%      225.6%     347.3%/(d)/

                           2005         2004        2003        2002      2001/(F)/
                           ----         ----        ----        ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $7.61        $7.38       $5.25       $6.52     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.09)       (0.08)      (0.07)      (0.07)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.43         0.31        2.20       (1.20)     (4.58)
                           ----         ----        ----       -----      -----
 Total From Investment
            Operations     1.34         0.23        2.13       (1.27)     (4.57)
                           ----         ----        ----       -----      -----
Net Asset Value, End
 of Period............    $8.95        $7.61       $7.38       $5.25      $6.52
                          =====        =====       =====       =====      =====
Total Return..........    17.61%        3.12%      40.57%     (19.48)%   (40.40)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $226         $124        $408        $657       $816
 Ratio of Expenses to
  Average Net Assets..     1.38%        1.24%       1.37%       1.37%      1.38%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.38%/(e)/  1.38%/(e)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.01)%      (0.99)%     (1.14)%     (1.15)%    (1.14)%/(d)/
 Portfolio Turnover
  Rate................    185.7%/(g)/  163.7%      163.3%      225.6%     347.3%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Expense ratio without commission rebates.
/(f) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. The Preferred class recognized $.01 of net investment income per share from November 29, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Preferred and Select classes of shares incurred an unrealized gain of $1.09, $1.09, $1.08 and $1.09 per share, respectively, during the initial interim period.
/(g) /Portfolio turnover rate excludes approximately $34,689,000 of securities from the acquisition of Principal Partners MidCap Growth Fund, Inc. and $23,000 from portfolio realignment.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005     2004/(D)/
                          ----     ----
PARTNERS MIDCAP GROWTH FUND I
-----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.16    $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.10)    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.74     (0.04)
                          ----     -----
 Total From Investment
            Operations    1.64     (0.08)
                          ----     -----
Net Asset Value, End
 of Period............  $11.80    $10.16
                        ======    ======
Total Return..........   16.14%    (0.78)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,206      $735
 Ratio of Expenses to
  Average Net Assets..    1.57%     1.44%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --      1.57%/(c)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.88)%   (0.86)%/(c)/
 Portfolio Turnover
  Rate................    84.5%     91.1%/(c)/

                          2005     2004/(D)/
                          ----     ----
PARTNERS MIDCAP GROWTH FUND I
-----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.15    $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.12)    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.74     (0.04)
                          ----     -----
 Total From Investment
            Operations    1.62     (0.09)
                          ----     -----
Net Asset Value, End
 of Period............  $11.77    $10.15
                        ======    ======
Total Return..........   15.96%    (0.88)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $522      $241
 Ratio of Expenses to
  Average Net Assets..    1.75%     1.72%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --      1.75%/(c)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.05)%   (1.22)%/(c)/
 Portfolio Turnover
  Rate................    84.5%     91.1%/(c)/

                          2005
                          ----
PARTNERS MIDCAP GROWTH FUND I
-----------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.13)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.74
                          ----
 Total From Investment
            Operations    1.61
                          ----
Net Asset Value, End
 of Period............  $11.80
                        ======
Total Return..........   15.80%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $130
 Ratio of Expenses to
  Average Net Assets..    1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.09)%
 Portfolio Turnover
  Rate................    84.5%

                          2005     2004/(D)/
                          ----     ----
PARTNERS MIDCAP GROWTH FUND I
-----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.17    $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.06)    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.76     (0.04)
                          ----     -----
 Total From Investment
            Operations    1.70     (0.07)
                          ----     -----
Net Asset Value, End
 of Period............  $11.87    $10.17
                        ======    ======
Total Return..........   16.72%    (0.68)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,016      $161
 Ratio of Expenses to
  Average Net Assets..    1.26%     1.23%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --      1.26%/(c)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.56)%   (0.67)%/(c)/
 Portfolio Turnover
  Rate................    84.5%     91.1%/(c)/

                          2005     2004/(D)/
                          ----     ----
PARTNERS MIDCAP GROWTH FUND I
-----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.17    $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.08)    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.74     (0.03)
                          ----     -----
 Total From Investment
            Operations    1.66     (0.07)
                          ----     -----
Net Asset Value, End
 of Period............  $11.83    $10.17
                        ======    ======
Total Return..........   16.32%    (0.68)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $314       $10
 Ratio of Expenses to
  Average Net Assets..    1.38%     1.35%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --      1.38%/(c)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.70)%   (0.86)%/(c)/
 Portfolio Turnover
  Rate................    84.5%     91.1%/(c)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Period from June 1, 2004, date operations commenced, through October 31,
  2004.
/(e) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                         2005/(B)/
                         ----
PARTNERS MIDCAP GROWTH FUND II
------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.78
                          ----
 Total From Investment
            Operations    0.70
                          ----
Net Asset Value, End
 of Period............  $10.70
                        ======
Total Return..........    7.00%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,289
 Ratio of Expenses to
  Average Net Assets..    1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.95)%/(d)/
 Portfolio Turnover
  Rate................   126.4%/(d)/

                         2005/(B)/
                         ----
PARTNERS MIDCAP GROWTH FUND II
------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.79
                          ----
 Total From Investment
            Operations    0.69
                          ----
Net Asset Value, End
 of Period............  $10.69
                        ======
Total Return..........    6.90%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $210
 Ratio of Expenses to
  Average Net Assets..    1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.15)%/(d)/
 Portfolio Turnover
  Rate................   126.4%/(d)/

                         2005/(B)/
                         ----
PARTNERS MIDCAP GROWTH FUND II
------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.11)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.79
                          ----
 Total From Investment
            Operations    0.68
                          ----
Net Asset Value, End
 of Period............  $10.68
                        ======
Total Return..........    6.80%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $47
 Ratio of Expenses to
  Average Net Assets..    1.88%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.28)%/(d)/
 Portfolio Turnover
  Rate................   126.4%/(d)/

                         2005/(B)/
                         ----
PARTNERS MIDCAP GROWTH FUND II
------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.78
                          ----
 Total From Investment
            Operations    0.73
                          ----
Net Asset Value, End
 of Period............  $10.73
                        ======
Total Return..........    7.30%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,000
 Ratio of Expenses to
  Average Net Assets..    1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.55)%/(d)/
 Portfolio Turnover
  Rate................   126.4%/(d)/
                         2005/(B)/
                         ----
PARTNERS MIDCAP GROWTH FUND II
------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.79
                          ----
 Total From Investment
            Operations    0.71
                          ----
Net Asset Value, End
 of Period............  $10.71
                        ======
Total Return..........    7.10%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $808
 Ratio of Expenses to
  Average Net Assets..    1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.88)%/(d)/
 Portfolio Turnover
  Rate................   126.4%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from December 29, 2004, date operations commenced, through October
  31, 2005.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005      2004        2003        2002     2001/(F)/
                           ----      ----        ----        ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $13.84    $12.03       $9.39       $9.38    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.05)    (0.05)      (0.05)      (0.03)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.12      2.02        2.69        0.04     (0.75)
                           ----      ----        ----        ----     -----
 Total From Investment
            Operations     2.07      1.97        2.64        0.01     (0.75)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --        --          --          --     (0.01)
 Distributions from
  Realized Gains......    (0.98)    (0.16)         --          --        --
 -----                    -----     -----
   Total Dividends and
         Distributions    (0.98)    (0.16)         --          --     (0.01)
  ----                    -----     -----                             -----
Net Asset Value, End
 of Period............   $14.93    $13.84      $12.03       $9.39     $9.38
                         ======    ======      ======       =====     =====
Total Return..........    15.44%    16.53%      28.12%       0.11%    (6.77)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $19,278    $6,176      $3,305      $1,449      $940
 Ratio of Expenses to
  Average Net Assets..     1.57%     1.54%       1.55%       1.57%     1.57%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --      1.57%/(e)/  1.57%/(e)/    --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.34)%   (0.37)%     (0.46)%     (0.45)%   (0.12)%/(d)/
 Portfolio Turnover
  Rate................     87.9%     49.9%       49.7%       80.0%    224.9%/(d)/

                           2005      2004        2003        2002     2001/(F)/
                           ----      ----        ----        ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $13.57    $11.82       $9.24       $9.37    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.07)    (0.07)      (0.07)      (0.05)    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.08      1.98        2.65       (0.08)    (0.75)
                           ----      ----        ----       -----     -----
 Total From Investment
            Operations     2.01      1.91        2.58       (0.13)    (0.76)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --        --          --          --     (0.01)
 Distributions from
  Realized Gains......    (0.98)    (0.16)         --          --        --
 -----                    -----     -----
   Total Dividends and
         Distributions    (0.98)    (0.16)         --          --     (0.01)
  ----                    -----     -----                             -----
Net Asset Value, End
 of Period............   $14.60    $13.57      $11.82       $9.24     $9.37
                         ======    ======      ======       =====     =====
Total Return..........    15.29%    16.31%      27.92%      (1.39)%   (6.87)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $19,167    $5,874      $2,962      $1,177      $989
 Ratio of Expenses to
  Average Net Assets..     1.75%     1.72%       1.73%       1.75%     1.75%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --      1.75%/(e)/  1.75%/(e)/    --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.52)%   (0.54)%     (0.67)%     (0.64)%   (0.30)%/(d)/
 Portfolio Turnover
  Rate................     87.9%     49.9%       49.7%       80.0%    224.9%/(d)/

                           2005
                           ----
PARTNERS MIDCAP VALUE FUND
--------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $13.93
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    (0.12)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.16
                           ----
 Total From Investment
            Operations     2.04
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (0.98)
                          -----
   Total Dividends and
         Distributions    (0.98)
                          -----
Net Asset Value, End
 of Period............   $14.99
                         ======
Total Return..........    15.10%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $145
 Ratio of Expenses to
  Average Net Assets..     1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.78)%
 Portfolio Turnover
  Rate................     87.9%

                           2005      2004        2003        2002     2001/(F)/
                           ----      ----        ----        ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $13.83    $11.98       $9.33       $9.41    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............       --     (0.01)      (0.02)      (0.02)     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.12      2.02        2.67       (0.06)    (0.74)
                           ----      ----        ----       -----     -----
 Total From Investment
            Operations     2.12      2.01        2.65       (0.08)    (0.72)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --        --          --          --     (0.01)
 Distributions from
  Realized Gains......    (0.98)    (0.16)         --          --        --
 -----                    -----     -----
   Total Dividends and
         Distributions    (0.98)    (0.16)         --          --     (0.01)
  ----                    -----     -----                             -----
Net Asset Value, End
 of Period............   $14.97    $13.83      $11.98       $9.33     $9.41
                         ======    ======      ======       =====     =====
Total Return..........    15.83%    16.93%      28.40%      (0.83)%   (6.48)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $20,643    $5,440      $3,154      $1,485      $942
 Ratio of Expenses to
  Average Net Assets..     1.26%     1.23%       1.24%       1.26%     1.26%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --      1.26%/(e)/  1.26%/(e)/    --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.02)%   (0.05)%     (0.18)%     (0.16)%    0.19%/(d)/
 Portfolio Turnover
  Rate................     87.9%     49.9%       49.7%       80.0%    224.9%/(d)/

                           2005      2004        2003        2002     2001/(F)/
                           ----      ----        ----        ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $13.77    $11.95       $9.31       $9.40    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.02)    (0.01)      (0.03)      (0.02)     0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.11      1.99        2.67       (0.07)    (0.74)
                           ----      ----        ----       -----     -----
 Total From Investment
            Operations     2.09      1.98        2.64       (0.09)    (0.73)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --        --          --          --     (0.01)
 Distributions from
  Realized Gains......    (0.98)    (0.16)         --          --        --
 -----                    -----     -----
   Total Dividends and
         Distributions    (0.98)    (0.16)         --          --     (0.01)
  ----                    -----     -----                             -----
Net Asset Value, End
 of Period............   $14.88    $13.77      $11.95       $9.31     $9.40
                         ======    ======      ======       =====     =====
Total Return..........    15.67%    16.72%      28.36%      (0.96)%   (6.58)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,180      $945      $1,565        $932      $941
 Ratio of Expenses to
  Average Net Assets..     1.38%     1.35%       1.36%       1.37%     1.38%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --      1.38%/(e)/  1.38%/(e)/    --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.15)%   (0.11)%     (0.29)%     (0.24)%    0.07%/(d)/
 Portfolio Turnover
  Rate................     87.9%     49.9%       49.7%       80.0%    224.9%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Expense ratio without commission rebates.
/(f) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares incurred an unrealized gain of $.14 from November 28, 2000 through December 5, 2000.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005     2004/(B)/
                          ----     ----
PARTNERS MIDCAP VALUE FUND I
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $11.43    $10.59
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.02)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.00      0.84
                          ----      ----
 Total From Investment
            Operations    1.98      0.84

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)       --
 Distributions from
  Realized Gains......   (0.13)       --
   ----                  -----
   Total Dividends and
         Distributions   (0.17)       --
   ----                  -----
Net Asset Value, End
 of Period............  $13.24    $11.43
                        ======    ======
Total Return..........   17.53%     7.93%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,696      $339
 Ratio of Expenses to
  Average Net Assets..    1.57%     1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.11)%   (0.08)%/(d)/
 Portfolio Turnover
  Rate................    59.4%     66.0%/(d)/

                          2005     2004/(B)/
                          ----     ----
PARTNERS MIDCAP VALUE FUND I
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $11.43    $10.59
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.04)    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.99      0.85
                          ----      ----
 Total From Investment
            Operations    1.95      0.84

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)       --
 Distributions from
  Realized Gains......   (0.13)       --
   ----                  -----
   Total Dividends and
         Distributions   (0.17)       --
   ----                  -----
Net Asset Value, End
 of Period............  $13.21    $11.43
                        ======    ======
Total Return..........   17.25%     7.93%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $870       $11
 Ratio of Expenses to
  Average Net Assets..    1.75%     1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.28)%   (0.21)%/(d)/
 Portfolio Turnover
  Rate................    59.4%     66.0%/(d)/

                          2005
                          ----
PARTNERS MIDCAP VALUE FUND I
----------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $11.45
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.02
                          ----
 Total From Investment
            Operations    1.96

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)
 Distributions from
  Realized Gains......   (0.13)
                         -----
   Total Dividends and
         Distributions   (0.17)
                         -----
Net Asset Value, End
 of Period............  $13.24
                        ======
Total Return..........   17.29%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $272
 Ratio of Expenses to
  Average Net Assets..    1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.46)%
 Portfolio Turnover
  Rate................    59.4%

                          2005     2004/(B)/
                          ----     ----
PARTNERS MIDCAP VALUE FUND I
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $11.45    $10.59
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.02      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.00      0.84
                          ----      ----
 Total From Investment
            Operations    2.02      0.86

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)       --
 Distributions from
  Realized Gains......   (0.13)       --
   ----                  -----
   Total Dividends and
         Distributions   (0.17)       --
   ----                  -----
Net Asset Value, End
 of Period............  $13.30    $11.45
                        ======    ======
Total Return..........   17.89%     8.12%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,114       $57
 Ratio of Expenses to
  Average Net Assets..    1.26%     1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.13%     0.34%/(d)/
 Portfolio Turnover
  Rate................    59.4%     66.0%/(d)/

                          2005     2004/(B)/
                          ----     ----
PARTNERS MIDCAP VALUE FUND I
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $11.44    $10.59
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.04)     0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.04      0.84
                          ----      ----
 Total From Investment
            Operations    2.00      0.85

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.04)       --
 Distributions from
  Realized Gains......   (0.13)       --
   ----                  -----
   Total Dividends and
         Distributions   (0.17)       --
   ----                  -----
Net Asset Value, End
 of Period............  $13.27    $11.44
                        ======    ======
Total Return..........   17.71%     8.03%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $891       $11
 Ratio of Expenses to
  Average Net Assets..    1.38%     1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.27)%    0.16%/(d)/
 Portfolio Turnover
  Rate................    59.4%     66.0%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from June 1, 2004, date operations commenced, through October 31,
  2004.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005      2004       2003/(C)/
                          ----      ----       ----
PARTNERS SMALLCAP BLEND FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $14.80    $13.56      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.07)    (0.05)      (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.83      2.10        3.62
                          ----      ----        ----
 Total From Investment
            Operations    1.76      2.05        3.56
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)       --          --
 Distributions from
  Realized Gains......   (0.25)    (0.81)         --
 ----                    -----     -----
   Total Dividends and
         Distributions   (0.27)    (0.81)         --
 ----                    -----     -----
Net Asset Value, End
 of Period............  $16.29    $14.80      $13.56
                        ======    ======      ======
Total Return..........   11.98%    15.88%      35.60%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,945      $158        $136
 Ratio of Expenses to
  Average Net Assets..    1.57%     1.54%       1.54%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --      1.57%/(b)/  1.57%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.43)%   (0.39)%     (0.60)%/(e)/
 Portfolio Turnover
  Rate................   110.2%    117.5%      111.5%/(e)/

                          2005      2004       2003/(C)/
                          ----      ----       ----
PARTNERS SMALLCAP BLEND FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $14.74    $13.54      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.11)    (0.09)      (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.83      2.10        3.61
                          ----      ----        ----
 Total From Investment
            Operations    1.72      2.01        3.54
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)       --          --
 Distributions from
  Realized Gains......   (0.25)    (0.81)         --
 ----                    -----     -----
   Total Dividends and
         Distributions   (0.27)    (0.81)         --
 ----                    -----     -----
Net Asset Value, End
 of Period............  $16.19    $14.74      $13.54
                        ======    ======      ======
Total Return..........   11.74%    15.59%      35.40%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $965       $83        $135
 Ratio of Expenses to
  Average Net Assets..    1.75%     1.72%       1.72%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --      1.75%/(b)/  1.75%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.66)%   (0.66)%     (0.79)%/(e)/
 Portfolio Turnover
  Rate................   110.2%    117.5%      111.5%/(e)/

                          2005
                          ----
PARTNERS SMALLCAP BLEND FUND
----------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $15.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.13)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.79
                          ----
 Total From Investment
            Operations    1.66
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)
 Distributions from
  Realized Gains......   (0.25)
                         -----
   Total Dividends and
         Distributions   (0.27)
                         -----
Net Asset Value, End
 of Period............  $16.41
                        ======
Total Return..........   11.10%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $41
 Ratio of Expenses to
  Average Net Assets..    1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.83)%
 Portfolio Turnover
  Rate................   110.2%

                          2005      2004       2003/(C)/
                          ----      ----       ----
PARTNERS SMALLCAP BLEND FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $14.88    $13.59      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.03)    (0.03)      (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.85      2.13        3.62
                          ----      ----        ----
 Total From Investment
            Operations    1.82      2.10        3.59
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)       --          --
 Distributions from
  Realized Gains......   (0.25)    (0.81)         --
 ----                    -----     -----
   Total Dividends and
         Distributions   (0.28)    (0.81)         --
 ----                    -----     -----
Net Asset Value, End
 of Period............  $16.42    $14.88      $13.59
                        ======    ======      ======
Total Return..........   12.28%    16.23%      35.90%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $276       $71        $136
 Ratio of Expenses to
  Average Net Assets..    1.26%     1.23%       1.23%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --      1.26%/(b)/  1.26%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.21)%   (0.18)%     (0.30)%/(e)/
 Portfolio Turnover
  Rate................   110.2%    117.5%      111.5%/(e)/

                          2005      2004       2003/(C)/
                          ----      ----       ----
PARTNERS SMALLCAP BLEND FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $14.85    $13.58      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.06)    (0.03)      (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.86      2.11        3.62
                          ----      ----        ----
 Total From Investment
            Operations    1.80      2.08        3.58
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)       --          --
 Distributions from
  Realized Gains......   (0.25)    (0.81)         --
 ----                    -----     -----
   Total Dividends and
         Distributions   (0.28)    (0.81)         --
 ----                    -----     -----
Net Asset Value, End
 of Period............  $16.37    $14.85      $13.58
                        ======    ======      ======
Total Return..........   12.16%    16.09%      35.80%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $355      $161        $136
 Ratio of Expenses to
  Average Net Assets..    1.38%     1.35%       1.35%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --      1.38%/(b)/  1.38%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.36)%   (0.20)%     (0.42)%/(e)/
 Portfolio Turnover
  Rate................   110.2%    117.5%      111.5%/(e)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Expense ratio without commission rebates.
/(c) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005      2004        2003        2002      2001/(D)/
                          ----      ----        ----        ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $7.62     $7.00       $5.08       $7.32      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.12)    (0.11)      (0.08)      (0.04)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.87      0.73        2.00       (2.20)     (2.42)
                          ----      ----        ----       -----      -----
 Total From Investment
            Operations    0.75      0.62        1.92       (2.24)     (2.50)
                          ----      ----        ----       -----      -----
Net Asset Value, End
 of Period............   $8.37     $7.62       $7.00       $5.08      $7.32
                         =====     =====       =====       =====      =====
Total Return..........    9.84%     8.86%      37.80%     (30.60)%   (23.67)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,889    $2,579      $2,446      $1,092       $734
 Ratio of Expenses to
  Average Net Assets..    1.67%     1.67%       1.66%       1.67%      1.67%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --      1.67%/(c)/  1.67%/(c)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.42)%   (1.49)%     (1.45)%     (1.47)%    (1.32)%/(f)/
 Portfolio Turnover
  Rate................    91.5%     94.6%      333.6%      110.9%     161.1%/(f)/

                          2005      2004        2003        2002      2001/(D)/
                          ----      ----        ----        ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $7.57     $6.96       $5.06       $7.31      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.13)    (0.12)      (0.09)      (0.06)     (0.09)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.86      0.73        1.99       (2.19)     (2.42)
                          ----      ----        ----       -----      -----
 Total From Investment
            Operations    0.73      0.61        1.90       (2.25)     (2.51)
                          ----      ----        ----       -----      -----
Net Asset Value, End
 of Period............   $8.30     $7.57       $6.96       $5.06      $7.31
                         =====     =====       =====       =====      =====
Total Return..........    9.64%     8.76%      37.55%     (30.78)%   (23.77)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $878      $754      $1,136        $789       $733
 Ratio of Expenses to
  Average Net Assets..    1.85%     1.85%       1.84%       1.85%      1.85%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --      1.85%/(c)/  1.85%/(c)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.60)%   (1.67)%     (1.63)%     (1.65)%    (1.50)%/(f)/
 Portfolio Turnover
  Rate................    91.5%     94.6%      333.6%      110.9%     161.1%/(f)/

                          2005
                          ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $7.79
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............   (0.14)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.87
                          ----
 Total From Investment
            Operations    0.73
                          ----
Net Asset Value, End
 of Period............   $8.52
                         =====
Total Return..........    9.37%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $41
 Ratio of Expenses to
  Average Net Assets..    1.98%
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.73)%
 Portfolio Turnover
  Rate................    91.5%

                          2005      2004        2003        2002      2001/(D)/
                          ----      ----        ----        ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $7.75     $7.09       $5.13       $7.34      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.09)    (0.09)      (0.07)      (0.04)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.88      0.75        2.03       (2.17)     (2.42)
                          ----      ----        ----       -----      -----
 Total From Investment
            Operations    0.79      0.66        1.96       (2.21)     (2.48)
                          ----      ----        ----       -----      -----
Net Asset Value, End
 of Period............   $8.54     $7.75       $7.09       $5.13      $7.34
                         =====     =====       =====       =====      =====
Total Return..........   10.19%     9.31%      38.21%     (30.11)%   (23.46)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,522    $1,858      $1,682        $931       $735
 Ratio of Expenses to
  Average Net Assets..    1.36%     1.36%       1.35%       1.36%      1.36%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --      1.36%/(c)/  1.36%/(c)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.11)%   (1.18)%     (1.15)%     (1.17)%    (1.01)%/(f)/
 Portfolio Turnover
  Rate................    91.5%     94.6%      333.6%      110.9%     161.1%/(f)/

                          2005      2004        2003        2002      2001/(D)/
                          ----      ----        ----        ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $7.68     $7.04       $5.10       $7.34      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.10)    (0.10)      (0.07)      (0.09)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.86      0.74        2.01       (2.15)     (2.42)
                          ----      ----        ----       -----      -----
 Total From Investment
            Operations    0.76      0.64        1.94       (2.24)     (2.48)
                          ----      ----        ----       -----      -----
Net Asset Value, End
 of Period............   $8.44     $7.68       $7.04       $5.10      $7.34
                         =====     =====       =====       =====      =====
Total Return..........    9.90%     9.09%      38.04%     (30.52)%   (23.46)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $93       $54        $706        $510       $735
 Ratio of Expenses to
  Average Net Assets..    1.48%     1.48%       1.47%       1.47%      1.48%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --      1.48%/(c)/  1.48%/(c)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.22)%   (1.30)%     (1.26)%     (1.27)%    (1.13)%/(f)/
 Portfolio Turnover
  Rate................    91.5%     94.6%      333.6%      110.9%     161.1%/(f)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period
/(c) /Expense ratio without commission rebates.
/(d) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each incurred an unrealized loss of $.18 per share from November 28, 2000 through December 5, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005        2004        2003        2002        2001/(F)/
                           ----        ----        ----        ----        ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $7.93       $7.78       $5.68       $6.25       $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.11)      (0.10)      (0.07)         --        (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.06        0.29        2.17       (0.57)       (4.53)
                           ----        ----        ----       -----        -----
 Total From Investment
            Operations     0.95        0.19        2.10       (0.57)       (4.60)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (0.22)      (0.04)         --          --           --
 ------
   Total Dividends and
         Distributions    (0.22)      (0.04)         --          --           --
 ------                   -----       -----
Net Asset Value, End
 of Period............    $8.66       $7.93       $7.78       $5.68        $6.25
                          =====       =====       =====       =====        =====
Total Return..........    12.07%       2.50%      36.97%      (9.12)%     (41.23)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,969      $7,430      $3,480      $1,419         $626
 Ratio of Expenses to
  Average Net Assets..     1.57%       1.53%       1.52%       1.56%        1.57%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --        1.57%/(e)/  1.57%/(e)/  1.57%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.30)%     (1.23)%     (1.14)%     (1.30)%      (1.19)%/(d)/
 Portfolio Turnover
  Rate................     53.4%/(g)/  69.4%      115.9%      120.1%       159.8%/(d)/

                           2005        2004        2003        2002        2001/(F)/
                           ----        ----        ----        ----        ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $7.81       $7.67       $5.66       $6.24       $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.12)      (0.11)      (0.10)      (0.09)       (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.04        0.29        2.11       (0.49)       (4.53)
                           ----        ----        ----       -----        -----
 Total From Investment
            Operations     0.92        0.18        2.01       (0.58)       (4.61)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (0.22)      (0.04)         --          --           --
 ------                   -----       -----
   Total Dividends and
         Distributions    (0.22)      (0.04)         --          --           --
 ------                   -----       -----
Net Asset Value, End
 of Period............    $8.51       $7.81       $7.67       $5.66        $6.24
                          =====       =====       =====       =====        =====
Total Return..........    11.87%       2.41%      35.51%      (9.29)%     (41.32)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,398      $7,045      $2,162        $567         $625
 Ratio of Expenses to
  Average Net Assets..     1.75%       1.71%       1.72%       1.74%        1.75%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --        1.75%/(e)/  1.75%/(e)/  1.75%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.47)%     (1.42)%     (1.39)%     (1.47)%      (1.37)%/(d)/
 Portfolio Turnover
  Rate................     53.4%/(g)/  69.4%      115.9%      120.1%       159.8%/(d)/

                           2005
                           ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $8.10
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    (0.14)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.07
                           ----
 Total From Investment
            Operations     0.93
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (0.22)
                          -----
   Total Dividends and
         Distributions    (0.22)
                          -----
Net Asset Value, End
 of Period............    $8.81
                          =====
Total Return..........    11.57%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $57
 Ratio of Expenses to
  Average Net Assets..     1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.61)%
 Portfolio Turnover
  Rate................     53.4%/(g)/
                           2005        2004        2003        2002        2001/(F)/
                           ----        ----        ----        ----        ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $8.01       $7.83       $5.71       $6.27       $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.08)      (0.07)      (0.06)      (0.04)       (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.07        0.29        2.18       (0.52)       (4.52)
                           ----        ----        ----       -----        -----
 Total From Investment
            Operations     0.99        0.22        2.12       (0.56)       (4.58)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (0.22)      (0.04)         --          --           --
 ------                   -----       -----
   Total Dividends and
         Distributions    (0.22)      (0.04)         --          --           --
 ------                   -----       -----
Net Asset Value, End
 of Period............    $8.78       $8.01       $7.83       $5.71        $6.27
                          =====       =====       =====       =====        =====
Total Return..........    12.46%       2.87%      37.13%      (8.93)%     (41.04)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,930      $8,356      $1,799        $692         $628
 Ratio of Expenses to
  Average Net Assets..     1.26%       1.22%       1.21%       1.25%        1.26%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --        1.26%/(e)/  1.26%/(e)/  1.26%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.99)%     (0.93)%     (0.83)%     (0.98)%      (0.88)%/(d)/
 Portfolio Turnover
  Rate................     53.4%/(g)/  69.4%      115.9%      120.1%       159.8%/(d)/

                           2005        2004        2003        2002        2001/(F)/
                           ----        ----        ----        ----        ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $7.96       $7.78       $5.70       $6.26       $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.09)      (0.08)      (0.09)      (0.07)       (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.05        0.30        2.17       (0.49)       (4.53)
                           ----        ----        ----       -----        -----
 Total From Investment
            Operations     0.96        0.22        2.08       (0.56)       (4.59)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (0.22)      (0.04)         --          --           --
 ------                   -----       -----
   Total Dividends and
         Distributions    (0.22)      (0.04)         --          --           --
 ------                   -----       -----
Net Asset Value, End
 of Period............    $8.70       $7.96       $7.78       $5.70        $6.26
                          =====       =====       =====       =====        =====
Total Return..........    12.15%       2.89%      36.49%      (8.95)%     (41.13)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,739      $1,652         $87        $571         $627
 Ratio of Expenses to
  Average Net Assets..     1.38%       1.34%       1.31%       1.36%        1.38%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --        1.38%/(e)/  1.38%/(e)/  1.37%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.11)%     (1.06)%     (0.84)%     (1.09)%      (1.00)%/(d)/
 Portfolio Turnover
  Rate................     53.4%/(g)/  69.4%      115.9%      120.1%       159.8%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Expense ratio without commission rebates.
/(f) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.84 per share from November 29, 2000 through December 5, 2000.
/(g) /Portfolio turnover rate excludes approximately $21,459,000 of securities from the acquisition of Principal Partners SmallCap Growth Fund, Inc. and $84,000 from portfolio realignment.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005     2004/(B)/
                          ----     ----
PARTNERS SMALLCAP GROWTH FUND III
---------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $9.59    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.15)    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.46     (0.36)
                          ----     -----
 Total From Investment
            Operations    1.31     (0.41)
                          ----     -----
Net Asset Value, End
 of Period............  $10.90     $9.59
                        ======     =====
Total Return..........   13.66%    (4.10)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $397       $10
 Ratio of Expenses to
  Average Net Assets..    1.67%     1.55%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --      1.67%/(d)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.39)%   (1.25)%/(d)/
 Portfolio Turnover
  Rate................    84.0%     51.3%/(d)/

                          2005     2004/(B)/
                          ----     ----
PARTNERS SMALLCAP GROWTH FUND III
---------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $9.59    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.17)    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.45     (0.36)
                          ----     -----
 Total From Investment
            Operations    1.28     (0.41)
                          ----     -----
Net Asset Value, End
 of Period............  $10.87     $9.59
                        ======     =====
Total Return..........   13.35%    (4.10)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $97        $9
 Ratio of Expenses to
  Average Net Assets..    1.85%     1.73%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --      1.85%/(d)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.58)%   (1.43)%/(d)/
 Portfolio Turnover
  Rate................    84.0%     51.3%/(d)/

                          2005
                          ----
PARTNERS SMALLCAP GROWTH FUND III
---------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $9.66
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.18)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.41
                          ----
 Total From Investment
            Operations    1.23
                          ----
Net Asset Value, End
 of Period............  $10.89
                        ======
Total Return..........   12.73%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $11
 Ratio of Expenses to
  Average Net Assets..    1.98%
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.70)%
 Portfolio Turnover
  Rate................    84.0%

                          2005      2004
                          ----      ----
PARTNERS SMALLCAP GROWTH FUND III
---------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $9.61    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.12)    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.46     (0.35)
                          ----     -----
 Total From Investment
            Operations    1.34     (0.39)
                          ----     -----
Net Asset Value, End
 of Period............  $10.95     $9.61
                        ======     =====
Total Return..........   13.94%    (3.90)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,523       $10
 Ratio of Expenses to
  Average Net Assets..    1.36%     1.26%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --      1.36%/(d)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.11)%   (0.96)%/(d)/
 Portfolio Turnover
  Rate................    84.0%     51.3%/(d)/

                          2005     2004/(B)/
                          ----     ----
PARTNERS SMALLCAP GROWTH FUND III
---------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $9.60    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.13)    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.46     (0.36)
                          ----     -----
 Total From Investment
            Operations    1.33     (0.40)
                          ----     -----
Net Asset Value, End
 of Period............  $10.93     $9.60
                        ======     =====
Total Return..........   13.85%    (4.00)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $11       $10
 Ratio of Expenses to
  Average Net Assets..    1.48%     1.36%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --      1.48%/(d)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.21)%   (1.06)%/(d)/
 Portfolio Turnover
  Rate................    84.0%     51.3%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from June 1, 2004, date operations commenced, through October 31,
  2004.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005       2004         2003      2002     2001/(D)/
                           ----       ----         ----      ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $14.74     $13.02        $9.51     $9.96    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.08)     (0.07)       (0.07)    (0.06)    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.13       1.79         3.67     (0.24)       --
 ----                      ----       ----         ----     -----
 Total From Investment
            Operations     2.05       1.72         3.60     (0.30)    (0.04)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --        (0.09)    (0.15)       --
 ------                                           -----     -----
   Total Dividends and
         Distributions       --         --        (0.09)    (0.15)       --
 ------                                           -----     -----
Net Asset Value, End
 of Period............   $16.79     $14.74       $13.02     $9.51     $9.96
                         ======     ======       ======     =====     =====
Total Return..........    13.91%     13.22%       38.18%    (3.24)%   (0.40)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $6,150     $5,963       $4,284      $985      $831
 Ratio of Expenses to
  Average Net Assets..     1.57%      1.54%        1.57%     1.57%     1.57%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --       1.57%/(c)/     --        --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.47)%    (0.50)%      (0.62)%   (0.76)%   (0.59)%/(f)/
 Portfolio Turnover
  Rate................     51.3%      26.3%        44.1%     27.9%     58.0%/(f)/

                           2005       2004         2003      2002     2001/(D)/
                           ----       ----         ----      ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $14.62     $12.94        $9.48     $9.95    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.11)     (0.10)       (0.08)    (0.04)    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.12       1.78         3.63     (0.28)       --
 ----                      ----       ----         ----     -----
 Total From Investment
            Operations     2.01       1.68         3.55     (0.32)    (0.05)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --        (0.09)    (0.15)       --
 ------                                           -----     -----
   Total Dividends and
         Distributions       --         --        (0.09)    (0.15)       --
 ------                                           -----     -----
Net Asset Value, End
 of Period............   $16.63     $14.62       $12.94     $9.48     $9.95
                         ======     ======       ======     =====     =====
Total Return..........    13.75%     12.99%       37.76%    (3.44)%   (0.50)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,865     $2,738       $2,028    $1,398      $830
 Ratio of Expenses to
  Average Net Assets..     1.75%      1.72%        1.75%     1.75%     1.75%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --       1.75%/(c)/     --        --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.65)%    (0.68)%      (0.80)%   (0.94)%   (0.77)%/(f)/
 Portfolio Turnover
  Rate................     51.3%      26.3%        44.1%     27.9%     58.0%/(f)/

                           2005
                           ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $15.15
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    (0.13)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.05
                           ----
 Total From Investment
            Operations     1.92
                           ----
Net Asset Value, End
 of Period............   $17.07
                         ======
Total Return..........    12.67%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $11
 Ratio of Expenses to
  Average Net Assets..     1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.78)%
 Portfolio Turnover
  Rate................     51.3%

                           2005       2004         2003      2002     2001/(D)/
                           ----       ----         ----      ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $14.92     $13.14        $9.56     $9.98    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.03)     (0.03)       (0.03)       --     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.16       1.81         3.70     (0.27)       --
 ----                      ----       ----         ----     -----
 Total From Investment
            Operations     2.13       1.78         3.67     (0.27)    (0.02)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --        (0.09)    (0.15)       --
 ------                                           -----     -----
   Total Dividends and
         Distributions       --         --        (0.09)    (0.15)       --
 ------                                           -----     -----
Net Asset Value, End
 of Period............   $17.05     $14.92       $13.14     $9.56     $9.98
                         ======     ======       ======     =====     =====
Total Return..........    14.28%     13.56%       38.71%    (2.93)%   (0.20)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $17,400    $14,537      $12,008    $5,733      $833
 Ratio of Expenses to
  Average Net Assets..     1.26%      1.24%        1.26%     1.26%     1.26%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --       1.26%/(c)/     --        --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.17)%    (0.19)%      (0.31)%   (0.47)%   (0.28)%/(f)/
 Portfolio Turnover
  Rate................     51.3%      26.3%        44.1%     27.9%     58.0%/(f)/

                           2005       2004         2003      2002     2001/(D)/
                           ----       ----         ----      ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $14.83     $13.08        $9.54     $9.97    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01      (0.04)       (0.04)    (0.06)    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.08       1.79         3.67     (0.22)       --
 ----                      ----       ----         ----     -----
 Total From Investment
            Operations     2.09       1.75         3.63     (0.28)    (0.03)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --         --        (0.09)    (0.15)       --
 ------                                           -----     -----
   Total Dividends and
         Distributions       --         --        (0.09)    (0.15)       --
 ------                                           -----     -----
Net Asset Value, End
 of Period............   $16.92     $14.83       $13.08     $9.54     $9.97
                         ======     ======       ======     =====     =====
Total Return..........    14.09%     13.39%       38.37%    (3.03)%   (0.30)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $375        $24          $16      $796      $833
 Ratio of Expenses to
  Average Net Assets..     1.38%      1.35%        1.38%     1.37%     1.38%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --       1.38%/(c)/     --        --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.09%     (0.31)%      (0.43)%   (0.56)%   (0.40)%/(f)/
 Portfolio Turnover
  Rate................     51.3%      26.3%        44.1%     27.9%     58.0%/(f)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Expense ratio without commission rebates.
/(d) /Period from March 1, 2001, date operations commenced, through October 31,
  2001.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005      2004       2003/(C)/
                           ----      ----       ----
PARTNERS SMALLCAP VALUE FUND I
------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $15.83    $13.92      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.01)    (0.04)       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.25      2.55        3.90
                           ----      ----        ----
 Total From Investment
            Operations     2.24      2.51        3.92
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)       --          --
 Distributions from
  Realized Gains......    (0.90)    (0.60)         --
  ----                    -----     -----
   Total Dividends and
         Distributions    (0.92)    (0.60)         --
  ----                    -----     -----
Net Asset Value, End
 of Period............   $17.15    $15.83      $13.92
                         ======    ======      ======
Total Return..........    14.43%    18.63%      39.20%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,127    $6,422        $258
 Ratio of Expenses to
  Average Net Assets..     1.57%     1.57%       1.57%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --      1.57%/(b)/  1.57%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.05)%   (0.23)%      0.19%/(e)/
 Portfolio Turnover
  Rate................     43.1%     46.7%       67.2%/(e)/

                           2005      2004       2003/(C)/
                           ----      ----       ----
PARTNERS SMALLCAP VALUE FUND I
------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $15.78    $13.89      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.04)    (0.06)         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.25      2.55        3.89
                           ----      ----        ----
 Total From Investment
            Operations     2.21      2.49        3.89
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)       --          --
 Distributions from
  Realized Gains......    (0.90)    (0.60)         --
  ----                    -----     -----
   Total Dividends and
         Distributions    (0.92)    (0.60)         --
  ----                    -----     -----
Net Asset Value, End
 of Period............   $17.07    $15.78      $13.89
                         ======    ======      ======
Total Return..........    14.27%    18.52%      38.90%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $14,395    $6,888        $702
 Ratio of Expenses to
  Average Net Assets..     1.75%     1.75%       1.75%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --      1.75%/(b)/  1.75%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.23)%   (0.40)%     (0.04)%/(e)/
 Portfolio Turnover
  Rate................     43.1%     46.7%       67.2%/(e)/

                           2005
                           ----
PARTNERS SMALLCAP VALUE FUND I
------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $16.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.17
                           ----
 Total From Investment
            Operations     2.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)
 Distributions from
  Realized Gains......    (0.90)
                          -----
   Total Dividends and
         Distributions    (0.92)
                          -----
Net Asset Value, End
 of Period............   $17.24
                         ======
Total Return..........    13.45%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $130
 Ratio of Expenses to
  Average Net Assets..     1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.30)%
 Portfolio Turnover
  Rate................     43.1%

                           2005      2004       2003/(C)/              /
                           ----      ----       ----
PARTNERS SMALLCAP VALUE FUND I
------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $15.91    $13.95      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.04      0.03        0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.27      2.55        3.91
                           ----      ----        ----
 Total From Investment
            Operations     2.31      2.58        3.95
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)    (0.02)         --
 Distributions from
  Realized Gains......    (0.90)    (0.60)         --
  ----                    -----     -----
   Total Dividends and
         Distributions    (0.93)    (0.62)         --
  ----                    -----     -----
Net Asset Value, End
 of Period............   $17.29    $15.91      $13.95
                         ======    ======      ======
Total Return..........    14.78%    19.14%      39.50%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,704    $3,196        $194
 Ratio of Expenses to
  Average Net Assets..     1.26%     1.26%       1.26%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --      1.27%/(b)/  1.26%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.26%     0.17%       0.46%/(e)/
 Portfolio Turnover
  Rate................     43.1%     46.7%       67.2%/(e)/

                           2005      2004       2003/(C)/
                           ----      ----       ----
PARTNERS SMALLCAP VALUE FUND I
------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $15.90    $13.94      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.03     (0.01)       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.25      2.58        3.91
                           ----      ----        ----
 Total From Investment
            Operations     2.28      2.57        3.94
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)    (0.01)         --
 Distributions from
  Realized Gains......    (0.90)    (0.60)         --
  ----                    -----     -----
   Total Dividends and
         Distributions    (0.93)    (0.61)         --
  ----                    -----     -----
Net Asset Value, End
 of Period............   $17.25    $15.90      $13.94
                         ======    ======      ======
Total Return..........    14.59%    19.02%      39.40%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,269      $909        $141
 Ratio of Expenses to
  Average Net Assets..     1.38%     1.38%       1.38%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --      1.38%/(b)/  1.38%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.15%    (0.04)%      0.34%/(e)/
 Portfolio Turnover
  Rate................     43.1%     46.7%       67.2%/(e)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Expense ratio without commission rebates.
/(c) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005     2004/(B)/
                          ----     ----
PARTNERS SMALLCAP VALUE FUND II
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.33    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.07)    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.81      0.35
                          ----      ----
 Total From Investment
            Operations    1.74      0.33
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.04)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.04)       --
 ----                    -----
Net Asset Value, End
 of Period............  $12.03    $10.33
                        ======    ======
Total Return..........   16.85%     3.30%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,235       $10
 Ratio of Expenses to
  Average Net Assets..    1.57%     1.57%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.62)%   (0.58)%/(d)/
 Portfolio Turnover
  Rate................    50.8%      4.8%/(d)/

                          2005     2004/(B)/
                          ----     ----
PARTNERS SMALLCAP VALUE FUND II
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.32    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.09)    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.80      0.35
                          ----      ----
 Total From Investment
            Operations    1.71      0.32
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.04)       --
 ----                    -----
   Total Dividends and
         Distributions   (0.04)       --
 ----                    -----
Net Asset Value, End
 of Period............  $11.99    $10.32
                        ======    ======
Total Return..........   16.58%     3.20%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $503       $10
 Ratio of Expenses to
  Average Net Assets..    1.75%     1.75%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.75)%   (0.75)%/(d)/
 Portfolio Turnover
  Rate................    50.8%      4.8%/(d)/

                          2005
                          ----
PARTNERS SMALLCAP VALUE FUND II
-------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.76
                          ----
 Total From Investment
            Operations    1.66
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.04)
                         -----
   Total Dividends and
         Distributions   (0.04)
                         -----
Net Asset Value, End
 of Period............  $12.02
                        ======
Total Return..........   15.97%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $12
 Ratio of Expenses to
  Average Net Assets..    1.88%
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.85)%
 Portfolio Turnover
  Rate................    50.8%

                          2005     2004/(B)/
                          ----     ----
PARTNERS SMALLCAP VALUE FUND II
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.34    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.03)    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.81      0.35
                          ----      ----
 Total From Investment
            Operations    1.78      0.34
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.04)       --
  ----                   -----
   Total Dividends and
         Distributions   (0.04)       --
  ----                   -----
Net Asset Value, End
 of Period............  $12.08    $10.34
                        ======    ======
Total Return..........   17.25%     3.40%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $123       $11
 Ratio of Expenses to
  Average Net Assets..    1.26%     1.26%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.28)%   (0.26)%/(d)/
 Portfolio Turnover
  Rate................    50.8%      4.8%/(d)/

                          2005     2004/(B)/
                          ----     ----
PARTNERS SMALLCAP VALUE FUND II
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.34    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.06)    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.81      0.36
                          ----      ----
 Total From Investment
            Operations    1.75      0.34
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.04)       --
  ----                   -----
   Total Dividends and
         Distributions   (0.04)       --
  ----                   -----
Net Asset Value, End
 of Period............  $12.05    $10.34
                        ======    ======
Total Return..........   16.95%     3.40%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $669       $10
 Ratio of Expenses to
  Average Net Assets..    1.38%     1.38%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.56)%   (0.40)%/(d)/
 Portfolio Turnover
  Rate................    50.8%      4.8%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from June 1, 2004, date operations commenced, through October 31,
  2004.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005    2004/(D)/
                          ----    ----
PREFERRED SECURITIES FUND
-------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $11.31   $10.80
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.56     0.26
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.39)    0.25
                         -----     ----
 Total From Investment
            Operations    0.17     0.51

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.94)      --
   ----                  -----
   Total Dividends and
         Distributions   (0.94)      --
   ----                  -----
Net Asset Value, End
 of Period............  $10.54   $11.31
                        ======   ======
Total Return..........    1.49%    4.72%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10      $10
 Ratio of Expenses to
  Average Net Assets..    1.32%    1.32%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.10%    5.55%/(c)/
 Portfolio Turnover
  Rate................    17.8%    14.0%/(c)/

                          2005    2004/(D)/
                          ----    ----
PREFERRED SECURITIES FUND
-------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $11.30   $10.80
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.54     0.25
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.40)    0.25
                         -----     ----
 Total From Investment
            Operations    0.14     0.50

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.92)      --
   ----                  -----
   Total Dividends and
         Distributions   (0.92)      --
   ----                  -----
Net Asset Value, End
 of Period............  $10.52   $11.30
                        ======   ======
Total Return..........    1.25%    4.63%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $15      $10
 Ratio of Expenses to
  Average Net Assets..    1.50%    1.50%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.96%    5.36%/(c)/
 Portfolio Turnover
  Rate................    17.8%    14.0%/(c)/

                          2005
                          ----
PREFERRED SECURITIES FUND
-------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $11.34
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.39)
                         -----
 Total From Investment
            Operations    0.13

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.91)
                         -----
   Total Dividends and
         Distributions   (0.91)
                         -----
Net Asset Value, End
 of Period............  $10.56
                        ======
Total Return..........    1.14%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $9
 Ratio of Expenses to
  Average Net Assets..    1.63%
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.78%
 Portfolio Turnover
  Rate................    17.8%
                          2005    2004/(D)/
                          ----    ----
PREFERRED SECURITIES FUND
-------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $11.32   $10.80
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.59     0.27
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.38)    0.25
                         -----     ----
 Total From Investment
            Operations    0.21     0.52

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.97)      --
   ----                  -----
   Total Dividends and
         Distributions   (0.97)      --
   ----                  -----
Net Asset Value, End
 of Period............  $10.56   $11.32
                        ======   ======
Total Return..........    1.84%    4.81%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10      $11
 Ratio of Expenses to
  Average Net Assets..    1.01%    1.01%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.43%    5.86%/(c)/
 Portfolio Turnover
  Rate................    17.8%    14.0%/(c)/

                          2005    2004/(D)/
                          ----    ----
PREFERRED SECURITIES FUND
-------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $11.32   $10.80
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.58     0.27
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.39)    0.25
                         -----     ----
 Total From Investment
            Operations    0.19     0.52

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.96)      --
   ----                  -----
   Total Dividends and
         Distributions   (0.96)      --
   ----                  -----
Net Asset Value, End
 of Period............  $10.55   $11.32
                        ======   ======
Total Return..........    1.65%    4.81%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10      $11
 Ratio of Expenses to
  Average Net Assets..    1.13%    1.13%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.28%    5.73%/(c)/
 Portfolio Turnover
  Rate................    17.8%    14.0%/(c)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Period from June 1, 2004, date operations commenced, through October 31,
  2004.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005      2004     2003     2002     2001/(F)/
                           ----      ----     ----     ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $11.56    $10.59    $9.36    $9.83    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.28      0.11     0.09    (0.04)     0.18
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.54      0.97     1.24    (0.33)    (0.35)
                           ----      ----     ----    -----     -----
 Total From Investment
            Operations     0.82      1.08     1.33    (0.37)    (0.17)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.24)    (0.11)   (0.10)   (0.10)       --
 Distributions from
  Realized Gains......    (0.10)       --       --       --        --
 ------                   -----
   Total Dividends and
         Distributions    (0.34)    (0.11)   (0.10)   (0.10)       --
 ----                     -----     -----    -----    -----
Net Asset Value, End
 of Period............   $12.04    $11.56   $10.59    $9.36     $9.83
                         ======    ======   ======    =====     =====
Total Return..........     7.23%    10.29%   14.39%   (3.81)%   (1.70)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $20,694   $10,270   $3,674   $2,462       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.69%     0.69%    0.69%    0.69%     0.69%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.32%     1.02%    0.96%    2.22%     2.71%/(e)/
 Portfolio Turnover
  Rate................     10.2%     34.3%    47.8%    17.6%      2.2%/(e)/

                           2005      2004     2003     2002     2001/(F)/
                           ----      ----     ----     ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $11.55    $10.58    $9.35    $9.82    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.26      0.09     0.04     0.19      0.17
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.53      0.97     1.28    (0.58)    (0.35)
                           ----      ----     ----    -----     -----
 Total From Investment
            Operations     0.79      1.06     1.32    (0.39)    (0.18)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.24)    (0.09)   (0.09)   (0.08)       --
 Distributions from
  Realized Gains......    (0.10)       --       --       --        --
 ------                   -----
   Total Dividends and
         Distributions    (0.34)    (0.09)   (0.09)   (0.08)       --
 ----                     -----     -----    -----    -----
Net Asset Value, End
 of Period............   $12.00    $11.55   $10.58    $9.35     $9.82
                         ======    ======   ======    =====     =====
Total Return..........     6.95%    10.10%   14.20%   (3.98)%   (1.80)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $21,112    $8,554   $1,683      $11       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.87%     0.87%    0.87%    0.87%     0.87%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.17%     0.80%    0.35%    2.50%     2.52%/(e)/
 Portfolio Turnover
  Rate................     10.2%     34.3%    47.8%    17.6%      2.2%/(e)/

                           2005
                           ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $11.62
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............     0.22
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.55
                           ----
 Total From Investment
            Operations     0.77
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.24)
 Distributions from
  Realized Gains......    (0.10)
                          -----
   Total Dividends and
         Distributions    (0.34)
                          -----
Net Asset Value, End
 of Period............   $12.05
                         ======
Total Return..........     6.72%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,343
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     1.00%
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.82%
 Portfolio Turnover
  Rate................     10.2%
                           2005      2004     2003     2002     2001/(F)/
                           ----      ----     ----     ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $11.58    $10.61    $9.38    $9.85    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.31      0.14     0.11    (0.03)     0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.54      0.98     1.25    (0.31)    (0.35)
                           ----      ----     ----    -----     -----
 Total From Investment
            Operations     0.85      1.12     1.36    (0.34)    (0.15)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.24)    (0.15)   (0.13)   (0.13)       --
 Distributions from
  Realized Gains......    (0.10)       --       --       --        --
 ------                   -----
   Total Dividends and
         Distributions    (0.34)    (0.15)   (0.13)   (0.13)       --
 ----                     -----     -----    -----    -----
Net Asset Value, End
 of Period............   $12.09    $11.58   $10.61    $9.38     $9.85
                         ======    ======   ======    =====     =====
Total Return..........     7.51%    10.61%   14.73%   (3.50)%   (1.50)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $21,733    $5,551   $1,224     $334       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.38%     0.38%    0.38%    0.38%     0.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.69%     1.22%    1.14%    2.93%     3.02%/(e)/
 Portfolio Turnover
  Rate................     10.2%     34.3%    47.8%    17.6%      2.2%/(e)/

                           2005      2004     2003     2002     2001/(F)/
                           ----      ----     ----     ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $11.57    $10.60    $9.37    $9.84    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.25      0.10     0.12     0.28      0.19
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.59      1.00     1.23    (0.63)    (0.35)
                           ----      ----     ----    -----     -----
 Total From Investment
            Operations     0.84      1.10     1.35    (0.35)    (0.16)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.24)    (0.13)   (0.12)   (0.12)       --
 Distributions from
  Realized Gains......    (0.10)       --       --       --        --
 ------                   -----
   Total Dividends and
         Distributions    (0.34)    (0.13)   (0.12)   (0.12)       --
 ----                     -----     -----    -----    -----
Net Asset Value, End
 of Period............   $12.07    $11.57   $10.60    $9.37     $9.84
                         ======    ======   ======    =====     =====
Total Return..........     7.41%    10.49%   14.60%   (3.63)%   (1.60)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,896    $1,501      $11       $9        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.50%     0.50%    0.50%    0.50%     0.50%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.19%     0.89%    1.18%    2.89%     2.88%/(e)/
 Portfolio Turnover
  Rate................     10.2%     34.3%    47.8%    17.6%      2.2%/(e)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005      2004     2003     2002     2001/(F)/
                           ----      ----     ----     ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $11.46    $10.52    $9.11    $9.69    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.22      0.11     0.07    (0.02)     0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.86      0.96     1.42    (0.48)    (0.45)
                           ----      ----     ----    -----     -----
 Total From Investment
            Operations     1.08      1.07     1.49    (0.50)    (0.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.23)    (0.13)   (0.08)   (0.08)       --
 Distributions from
  Realized Gains......    (0.09)       --       --       --        --
 -----                    -----
   Total Dividends and
         Distributions    (0.32)    (0.13)   (0.08)   (0.08)       --
 ----                     -----     -----    -----    -----
Net Asset Value, End
 of Period............   $12.22    $11.46   $10.52    $9.11     $9.69
                         ======    ======   ======    =====     =====
Total Return..........     9.55%    10.24%   16.52%   (5.22)%   (3.10)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $33,721   $12,657   $4,106   $1,917       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.69%     0.69%    0.69%    0.69%     0.69%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.82%     0.95%    0.75%    1.76%     2.14%/(e)/
 Portfolio Turnover
  Rate................      5.5%     27.0%    41.1%    12.3%      4.0%/(e)/

                           2005      2004     2003     2002     2001/(F)/
                           ----      ----     ----     ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $11.44    $10.50    $9.10    $9.68    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.21      0.06     0.03     0.01      0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.85      0.99     1.44    (0.53)    (0.45)
                           ----      ----     ----    -----     -----
 Total From Investment
            Operations     1.06      1.05     1.47    (0.52)    (0.32)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.23)    (0.11)   (0.07)   (0.06)       --
 Distributions from
  Realized Gains......    (0.09)       --       --       --        --
 ------                   -----
   Total Dividends and
         Distributions    (0.32)    (0.11)   (0.07)   (0.06)       --
 ----                     -----     -----    -----    -----
Net Asset Value, End
 of Period............   $12.18    $11.44   $10.50    $9.10     $9.68
                         ======    ======   ======    =====     =====
Total Return..........     9.37%    10.06%   16.22%   (5.40)%   (3.20)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $35,959   $12,193   $1,986      $69        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.87%     0.87%    0.87%    0.87%     0.87%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.77%     0.51%    0.29%    1.76%     1.94%/(e)/
 Portfolio Turnover
  Rate................      5.5%     27.0%    41.1%    12.3%      4.0%/(e)/

                           2005
                           ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $11.51
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............     0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.92
                           ----
 Total From Investment
            Operations     1.04
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.23)
 Distributions from
  Realized Gains......    (0.09)
                          -----
   Total Dividends and
         Distributions    (0.32)
                          -----
Net Asset Value, End
 of Period............   $12.23
                         ======
Total Return..........     9.12%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,799
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     1.00%
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.03%
 Portfolio Turnover
  Rate................      5.5%
                           2005      2004     2003     2002     2001/(F)/
                           ----      ----     ----     ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $11.47    $10.53    $9.13    $9.71    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.26      0.16     0.09    (0.02)     0.16
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.87      0.94     1.42    (0.45)    (0.45)
                           ----      ----     ----    -----     -----
 Total From Investment
            Operations     1.13      1.10     1.51    (0.47)    (0.29)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.24)    (0.16)   (0.11)   (0.11)       --
 Distributions from
  Realized Gains......    (0.09)       --       --       --        --
 ------                   -----
   Total Dividends and
         Distributions    (0.33)    (0.16)   (0.11)   (0.11)       --
 ----                     -----     -----    -----    -----
Net Asset Value, End
 of Period............   $12.27    $11.47   $10.53    $9.13     $9.71
                         ======    ======   ======    =====     =====
Total Return..........     9.92%    10.58%   16.73%   (4.91)%   (2.90)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $37,539    $8,498   $2,804     $721       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.38%     0.38%    0.38%    0.38%     0.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.15%     1.41%    0.97%    2.27%     2.44%/(e)/
 Portfolio Turnover
  Rate................      5.5%     27.0%    41.1%    12.3%      4.0%/(e)/

                           2005      2004     2003     2002     2001/(F)/
                           ----      ----     ----     ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $11.46    $10.53    $9.12    $9.70    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.19      0.06     0.10     0.24      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.92      1.02     1.41    (0.72)    (0.45)
                           ----      ----     ----    -----     -----
 Total From Investment
            Operations     1.11      1.08     1.51    (0.48)    (0.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.24)    (0.15)   (0.10)   (0.10)       --
 Distributions from
  Realized Gains......    (0.09)       --       --       --        --
 ------                   -----
   Total Dividends and
         Distributions    (0.33)    (0.15)   (0.10)   (0.10)       --
 ----                     -----     -----    -----    -----
Net Asset Value, End
 of Period............   $12.24    $11.46   $10.53    $9.12     $9.70
                         ======    ======   ======    =====     =====
Total Return..........     9.75%    10.35%   16.73%   (5.04)%   (3.00)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $18,811    $1,529      $11       $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.50%     0.50%    0.50%    0.50%     0.50%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.48%     0.54%    1.02%    2.50%     2.31%/(e)/
 Portfolio Turnover
  Rate................      5.5%     27.0%    41.1%    12.3%      4.0%/(e)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005      2004     2003        2002     2001/(H)/
                           ----      ----     ----        ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $11.18    $10.22    $8.74       $9.49    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.14      0.08     0.04          --      0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.03      0.97     1.49       (0.66)    (0.62)
                           ----      ----     ----       -----     -----
 Total From Investment
            Operations     1.17      1.05     1.53       (0.66)    (0.51)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.21)    (0.09)   (0.05)      (0.09)       --
 Distributions from
  Realized Gains......    (0.08)       --       --          --        --
 ------                   -----
   Total Dividends and
         Distributions    (0.29)    (0.09)   (0.05)      (0.09)       --
 ----                     -----     -----    -----       -----
Net Asset Value, End
 of Period............   $12.06    $11.18   $10.22       $8.74     $9.49
                         ======    ======   ======       =====     =====
Total Return..........    10.59%    10.33%   17.61%      (7.09)%   (5.10)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $27,967    $6,081   $1,781        $646       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.69%     0.69%    0.69%       0.69%     0.69%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.21%     0.70%    0.43%       1.35%     1.65%/(e)/
 Portfolio Turnover
  Rate................      4.8%     30.7%    52.4%/(f)/  19.9%     60.2%/(e)/

                           2005      2004     2003        2002     2001/(H)/
                           ----      ----     ----        ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $11.15    $10.19    $8.73       $9.48    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.15      0.05    (0.01)       0.11      0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.00      0.98     1.51       (0.79)    (0.62)
                           ----      ----     ----       -----     -----
 Total From Investment
            Operations     1.15      1.03     1.50       (0.68)    (0.52)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.21)    (0.07)   (0.04)      (0.07)       --
 Distributions from
  Realized Gains......    (0.08)       --       --          --        --
 ------                   -----
   Total Dividends and
         Distributions    (0.29)    (0.07)   (0.04)      (0.07)       --
 ----                     -----     -----    -----       -----
Net Asset Value, End
 of Period............   $12.01    $11.15   $10.19       $8.73     $9.48
                         ======    ======   ======       =====     =====
Total Return..........    10.42%    10.16%   17.20%      (7.26)%   (5.20)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $30,522   $10,544   $2,905         $12        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.87%     0.87%    0.87%       0.87%     0.87%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.29%     0.45%   (0.07)%      1.64%     1.45%/(e)/
 Portfolio Turnover
  Rate................      4.8%     30.7%    52.4%/(f)/  19.9%     60.2%/(e)/

                           2005
                           ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $11.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............     0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.08
                           ----
 Total From Investment
            Operations     1.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.20)
 Distributions from
  Realized Gains......    (0.08)
                          -----
   Total Dividends and
         Distributions    (0.28)
                          -----
Net Asset Value, End
 of Period............   $12.03
                         ======
Total Return..........    10.19%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,366
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     1.00%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.37%
 Portfolio Turnover
  Rate................      4.8%
                           2005      2004     2003        2002     2001/(H)/
                           ----      ----     ----        ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $11.18    $10.21    $8.75       $9.51    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.20      0.13     0.06        0.02      0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.01      0.96     1.48       (0.66)    (0.62)
                           ----      ----     ----       -----     -----
 Total From Investment
            Operations     1.21      1.09     1.54       (0.64)    (0.49)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.21)    (0.12)   (0.08)      (0.12)       --
 Distributions from
  Realized Gains......    (0.08)       --       --          --        --
 ------                   -----
   Total Dividends and
         Distributions    (0.29)    (0.12)   (0.08)      (0.12)       --
 ----                     -----     -----    -----       -----
Net Asset Value, End
 of Period............   $12.10    $11.18   $10.21       $8.75     $9.51
                         ======    ======   ======       =====     =====
Total Return..........    10.98%    10.78%   17.81%      (6.89)%   (4.90)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $28,290    $7,855   $4,020        $885       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.38%     0.38%    0.38%       0.38%     0.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.70%     1.19%    0.66%       1.59%     1.95%/(e)/
 Portfolio Turnover
  Rate................      4.8%     30.7%    52.4%/(f)/  19.9%     60.2%/(e)/

                           2005      2004     2003        2002     2001/(H)/
                           ----      ----     ----        ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $11.38    $10.40    $8.75       $9.50    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.17      0.03     0.04        0.20      0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.05      1.06     1.68       (0.84)    (0.62)
                           ----      ----     ----       -----     -----
 Total From Investment
            Operations     1.22      1.09     1.72       (0.64)    (0.50)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.21)    (0.11)   (0.07)      (0.11)       --
 Distributions from
  Realized Gains......    (0.08)       --       --          --        --
 ------                   -----
   Total Dividends and
         Distributions    (0.29)    (0.11)   (0.07)      (0.11)       --
 ----                     -----     -----    -----       -----
Net Asset Value, End
 of Period............   $12.31    $11.38   $10.40       $8.75     $9.50
                         ======    ======   ======       =====     =====
Total Return..........    10.86%    10.55%   19.77%/(g)/ (6.91)%   (5.00)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $23,705    $7,352      $15          $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.50%     0.50%    0.50%       0.50%     0.50%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.41%     0.25%    0.21%       2.09%     1.82%/(e)/
 Portfolio Turnover
  Rate................      4.8%     30.7%    52.4%/(f)/  19.9%     60.2%/(e)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Portfolio turnover rate excludes approximately $22,287,000 of securities from the acquisition of Balanced Fund and $22,287,000 from portfolio realignment.
/(g) /During 2003, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005     2004      2003     2002     2001/(D)/
                           ----     ----      ----     ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $11.13   $10.18     $8.65    $9.54    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.15     0.02      0.01     0.04      0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.12     1.02      1.56    (0.85)    (0.53)
                           ----     ----      ----    -----     -----
 Total From Investment
            Operations     1.27     1.04      1.57    (0.81)    (0.46)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.19)   (0.09)    (0.04)   (0.07)       --
 Distributions from
  Realized Gains......    (0.08)      --        --    (0.01)       --
 ------                   -----                       -----
   Total Dividends and
         Distributions    (0.27)   (0.09)    (0.04)   (0.08)       --
 ----                     -----    -----     -----    -----
Net Asset Value, End
 of Period............   $12.13   $11.13    $10.18    $8.65     $9.54
                         ======   ======    ======    =====     =====
Total Return..........    11.46%   10.25%    18.33%   (8.57)%   (4.60)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $14,824   $8,117      $327      $49        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.69%    0.69%     0.69%    0.69%     0.69%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.28%    0.17%     0.07%    1.14%     1.02%/(e)/
 Portfolio Turnover
  Rate................      7.1%    40.0%     46.0%    19.6%    316.2%/(e)/

                           2005     2004      2003     2002     2001/(D)/
                           ----     ----      ----     ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $11.13   $10.18     $8.64    $9.53    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.11    (0.01)    (0.01)    0.03      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.13     1.03      1.58    (0.85)    (0.52)
                           ----     ----      ----    -----     -----
 Total From Investment
            Operations     1.24     1.02      1.57    (0.82)    (0.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.18)   (0.07)    (0.03)   (0.06)       --
 Distributions from
  Realized Gains......    (0.08)      --        --    (0.01)       --
 ------                   -----                       -----
   Total Dividends and
         Distributions    (0.26)   (0.07)    (0.03)   (0.07)       --
 ----                     -----    -----     -----    -----
Net Asset Value, End
 of Period............   $12.11   $11.13    $10.18    $8.64     $9.53
                         ======   ======    ======    =====     =====
Total Return..........    11.26%   10.05%    18.25%   (8.74)%   (4.70)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,022   $4,436      $405      $63        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.87%    0.87%     0.87%    0.87%     0.87%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.96%   (0.11)%   (0.09)%   0.98%     0.83%/(e)/
 Portfolio Turnover
  Rate................      7.1%    40.0%     46.0%    19.6%    316.2%/(e)/

                           2005
                           ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $11.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............     0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.20
                           ----
 Total From Investment
            Operations     1.21
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.18)
 Distributions from
  Realized Gains......    (0.08)
                          -----
   Total Dividends and
         Distributions    (0.26)
                          -----
Net Asset Value, End
 of Period............   $12.13
                         ======
Total Return..........    10.93%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $455
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     1.00%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.05%
 Portfolio Turnover
  Rate................      7.1%

                           2005     2004      2003     2002     2001/(D)/
                           ----     ----      ----     ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $11.15   $10.21     $8.67    $9.56    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.13     0.10      0.04     0.04      0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.19     0.96      1.57    (0.81)    (0.53)
                           ----     ----      ----    -----     -----
 Total From Investment
            Operations     1.32     1.06      1.61    (0.77)    (0.44)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.19)   (0.12)    (0.07)   (0.11)       --
 Distributions from
  Realized Gains......    (0.08)      --        --    (0.01)       --
 ------                   -----                       -----
   Total Dividends and
         Distributions    (0.27)   (0.12)    (0.07)   (0.12)       --
 ----                     -----    -----     -----    -----
Net Asset Value, End
 of Period............   $12.20   $11.15    $10.21    $8.67     $9.56
                         ======   ======    ======    =====     =====
Total Return..........    11.93%   10.46%    18.76%   (8.26)%   (4.40)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,799   $1,642      $927     $197       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.38%    0.38%     0.38%    0.38%     0.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.09%    0.94%     0.39%    1.16%     1.33%/(e)/
 Portfolio Turnover
  Rate................      7.1%    40.0%     46.0%    19.6%    316.2%/(e)/

                           2005     2004      2003     2002     2001/(D)/
                           ----     ----      ----     ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $11.13   $10.19     $8.65    $9.55    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.07     0.02      0.05     0.16      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.22     1.03      1.55    (0.95)    (0.53)
                           ----     ----      ----    -----     -----
 Total From Investment
            Operations     1.29     1.05      1.60    (0.79)    (0.45)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.19)   (0.11)    (0.06)   (0.10)       --
 Distributions from
  Realized Gains......    (0.08)      --        --    (0.01)       --
 ------                   -----                       -----
   Total Dividends and
         Distributions    (0.27)   (0.11)    (0.06)   (0.11)       --
 ----                     -----    -----     -----    -----
Net Asset Value, End
 of Period............   $12.15   $11.13    $10.19    $8.65     $9.55
                         ======   ======    ======    =====     =====
Total Return..........    11.67%   10.35%    18.66%   (8.49)%   (4.50)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $5,549     $256       $10       $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.50%    0.50%     0.50%    0.50%     0.50%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.53%    0.15%     0.56%    1.67%     1.20%/(e)/
 Portfolio Turnover
  Rate................      7.1%    40.0%     46.0%    19.6%    316.2%/(e)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------





/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(e) /Computed on an annualized basis.
/(f) /Total return amounts have not been annualized.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005      2004     2003      2002     2001/(F)/
                          ----      ----     ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.64     $9.71    $8.13     $9.20    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.08      0.01    (0.01)     0.10      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.22      0.97     1.61     (1.09)    (0.83)
                          ----      ----     ----     -----     -----
 Total From Investment
            Operations    1.30      0.98     1.60     (0.99)    (0.80)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.16)    (0.05)   (0.02)    (0.08)       --
 Distributions from
  Realized Gains......   (0.07)       --       --        --        --
 -----                   -----
   Total Dividends and
         Distributions   (0.23)    (0.05)   (0.02)    (0.08)       --
 ----                    -----     -----    -----     -----
Net Asset Value, End
 of Period............  $11.71    $10.64    $9.71     $8.13     $9.20
                        ======    ======    =====     =====     =====
Total Return..........   12.37%    10.17%   19.75%   (10.88)%   (8.00)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,371    $1,508      $92        $8        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.69%     0.69%    0.69%     0.69%     0.69%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.67%     0.12%   (0.06)%    1.11%     0.51%/(e)/
 Portfolio Turnover
  Rate................     7.5%     44.9%    45.7%     25.4%     59.0%/(e)/

                          2005      2004     2003      2002     2001/(F)/
                          ----      ----     ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.63     $9.70    $8.12     $9.19    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.08     (0.06)   (0.04)     0.06      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.20      1.03     1.63     (1.06)    (0.83)
                          ----      ----     ----     -----     -----
 Total From Investment
            Operations    1.28      0.97     1.59     (1.00)    (0.81)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.16)    (0.04)   (0.01)    (0.07)       --
 Distributions from
  Realized Gains......   (0.07)       --       --        --        --
 -----                   -----
   Total Dividends and
         Distributions   (0.23)    (0.04)   (0.01)    (0.07)       --
 ----                    -----     -----    -----     -----
Net Asset Value, End
 of Period............  $11.68    $10.63    $9.70     $8.12     $9.19
                        ======    ======    =====     =====     =====
Total Return..........   12.18%     9.99%   19.55%   (11.05)%   (8.10)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,998    $3,539     $113       $15        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.87%     0.87%    0.87%     0.87%     0.87%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.73%    (0.53)%  (0.37)%    0.70%     0.32%/(e)/
 Portfolio Turnover
  Rate................     7.5%     44.9%    45.7%     25.4%     59.0%/(e)/

                          2005
                          ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.68
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............   (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.29
                          ----
 Total From Investment
            Operations    1.25
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.16)
 Distributions from
  Realized Gains......   (0.07)
                         -----
   Total Dividends and
         Distributions   (0.23)
                         -----
Net Asset Value, End
 of Period............  $11.70
                        ======
Total Return..........   11.82%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $173
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    1.00%
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.32)%
 Portfolio Turnover
  Rate................     7.5%

                          2005      2004     2003      2002     2001/(F)/
                          ----      ----     ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.66     $9.73    $8.14     $9.22    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.13      0.09       --      0.08      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.21      0.93     1.64     (1.05)    (0.83)
                          ----      ----     ----     -----     -----
 Total From Investment
            Operations    1.34      1.02     1.64     (0.97)    (0.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.17)    (0.09)   (0.05)    (0.11)       --
 Distributions from
  Realized Gains......   (0.07)       --       --        --        --
 -----                   -----
   Total Dividends and
         Distributions   (0.24)    (0.09)   (0.05)    (0.11)       --
 ----                    -----     -----    -----     -----
Net Asset Value, End
 of Period............  $11.76    $10.66    $9.73     $8.14     $9.22
                        ======    ======    =====     =====     =====
Total Return..........   12.67%    10.49%   20.22%   (10.69)%   (7.80)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,731      $931     $810       $33        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.38%     0.38%    0.38%     0.38%     0.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.14%     0.83%   (0.02)%    1.12%     0.82%/(e)/
 Portfolio Turnover
  Rate................     7.5%     44.9%    45.7%     25.4%     59.0%/(e)/

                          2005      2004     2003      2002     2001/(F)/
                          ----      ----     ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.65     $9.72    $8.13     $9.21    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.02      0.01     0.02      0.12      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.31      0.99     1.61     (1.10)    (0.84)
                          ----      ----     ----     -----     -----
 Total From Investment
            Operations    1.33      1.00     1.63     (0.98)    (0.79)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.17)    (0.07)   (0.04)    (0.10)       --
 Distributions from
  Realized Gains......   (0.07)       --       --        --        --
 -----                   -----
   Total Dividends and
         Distributions   (0.24)    (0.07)   (0.04)    (0.10)       --
 ----                    -----     -----    -----     -----
Net Asset Value, End
 of Period............  $11.74    $10.65    $9.72     $8.13     $9.21
                        ======    ======    =====     =====     =====
Total Return..........   12.57%    10.37%   20.10%   (10.81)%   (7.90)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,675      $112      $10        $8        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.50%     0.50%    0.50%     0.50%     0.50%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.15%     0.09%    0.28%     1.30%     0.69%/(e)/
 Portfolio Turnover
  Rate................     7.5%     44.9%    45.7%     25.4%     59.0%/(e)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005     2004     2003     2002     2001/(D)/
                           ----     ----     ----     ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $11.68   $10.73    $9.68    $9.99    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.30     0.15     0.12    (0.04)     0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.31     0.94     1.02    (0.15)    (0.22)
                           ----     ----     ----    -----     -----
 Total From Investment
            Operations     0.61     1.09     1.14    (0.19)    (0.01)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.24)   (0.14)   (0.08)   (0.12)       --
 Distributions from
  Realized Gains......    (0.13)      --    (0.01)      --        --
 ------                   -----             -----
   Total Dividends and
         Distributions    (0.37)   (0.14)   (0.09)   (0.12)       --
 ----                     -----    -----    -----    -----
Net Asset Value, End
 of Period............   $11.92   $11.68   $10.73    $9.68     $9.99
                         ======   ======   ======    =====     =====
Total Return..........     5.24%   10.24%   11.81%   (1.93)%   (0.10)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,688   $2,352   $1,068     $767       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.69%    0.69%    0.69%    0.69%     0.69%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.43%    1.33%    1.04%    2.28%     3.11%/(e)/
 Portfolio Turnover
  Rate................     43.8%    34.1%    43.9%    46.2%    103.3%/(e)/

                           2005     2004     2003     2002     2001/(D)/
                           ----     ----     ----     ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $11.69   $10.72    $9.67    $9.98    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.28     0.09     0.06     0.16      0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.30     1.00     1.06    (0.37)    (0.22)
                           ----     ----     ----    -----     -----
 Total From Investment
            Operations     0.58     1.09     1.12    (0.21)    (0.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.24)   (0.12)   (0.06)   (0.10)       --
 Distributions from
  Realized Gains......    (0.13)      --    (0.01)      --        --
 ------                   -----             -----
   Total Dividends and
         Distributions    (0.37)   (0.12)   (0.07)   (0.10)       --
 ----                     -----    -----    -----    -----
Net Asset Value, End
 of Period............   $11.90   $11.69   $10.72    $9.67     $9.98
                         ======   ======   ======    =====     =====
Total Return..........     4.96%   10.23%   11.63%   (2.11)%   (0.20)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,959   $1,686     $242      $15       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.87%    0.87%    0.87%    0.87%     0.87%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.30%    0.82%    0.56%    2.55%     2.91%/(e)/
 Portfolio Turnover
  Rate................     43.8%    34.1%    43.9%    46.2%    103.3%/(e)/

                           2005
                           ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $11.75
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............     0.26
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.29
                           ----
 Total From Investment
            Operations     0.55
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.23)
 Distributions from
  Realized Gains......    (0.13)
                          -----
   Total Dividends and
         Distributions    (0.36)
                          -----
Net Asset Value, End
 of Period............   $11.94
                         ======
Total Return..........     4.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $276
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     1.00%
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.22%
 Portfolio Turnover
  Rate................     43.8%

                           2005     2004     2003     2002     2001/(D)/
                           ----     ----     ----     ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $11.72   $10.76    $9.70   $10.01    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.36     0.19     0.12    (0.03)     0.23
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.29     0.94     1.06    (0.13)    (0.22)
                           ----     ----     ----    -----     -----
 Total From Investment
            Operations     0.65     1.13     1.18    (0.16)     0.01
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.24)   (0.17)   (0.11)   (0.15)       --
 Distributions from
  Realized Gains......    (0.13)      --    (0.01)      --        --
 ------                   -----             -----
   Total Dividends and
         Distributions    (0.37)   (0.17)   (0.12)   (0.15)       --
 ----                     -----    -----    -----    -----
Net Asset Value, End
 of Period............   $12.00   $11.72   $10.76    $9.70    $10.01
                         ======   ======   ======    =====    ======
Total Return..........     5.60%   10.64%   12.25%   (1.63)%    0.10%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $8,703   $2,312   $1,170     $148       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.38%    0.38%    0.38%    0.38%     0.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.01%    1.69%    1.07%    3.11%     3.42%/(e)/
 Portfolio Turnover
  Rate................     43.8%    34.1%    43.9%    46.2%    103.3%/(e)/

                           2005     2004     2003     2002     2001/(D)/
                           ----     ----     ----     ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $11.69   $10.74    $9.69   $10.00    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.34     0.13     0.14     0.30      0.22
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.29     0.98     1.02    (0.47)    (0.22)
                           ----     ----     ----    -----     -----
 Total From Investment
            Operations     0.63     1.11     1.16    (0.17)       --
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.24)   (0.16)   (0.10)   (0.14)       --
 Distributions from
  Realized Gains......    (0.13)      --    (0.01)      --        --
 ------                   -----             -----
   Total Dividends and
         Distributions    (0.37)   (0.16)   (0.11)   (0.14)       --
 ----                     -----    -----    -----    -----
Net Asset Value, End
 of Period............   $11.95   $11.69   $10.74    $9.69    $10.00
                         ======   ======   ======    =====    ======
Total Return..........     5.43%   10.44%   12.02%   (1.75)%    0.00%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,861     $479      $11      $10       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.50%    0.50%    0.50%    0.50%     0.50%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.84%    1.11%    1.27%    3.03%     3.28%/(e)/
 Portfolio Turnover
  Rate................     43.8%    34.1%    43.9%    46.2%    103.3%/(e)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------





/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(e) /Computed on an annualized basis.
/(f) /Total return amounts have not been annualized.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005         2004         2003     2002    2001/(D)/
                           ----         ----         ----     ----    ----
REAL ESTATE SECURITIES FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $18.30       $14.46       $11.09   $10.41   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.31         0.29         0.43     0.23     0.39
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.16         4.00         3.22     0.79    (0.05)
                           ----         ----         ----     ----    -----
 Total From Investment
            Operations     3.47         4.29         3.65     1.02     0.34
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.49)       (0.31)       (0.28)   (0.34)   (0.09)
 Distributions from
  Realized Gains......    (1.05)       (0.14)          --       --       --
 -----                    -----        -----
   Total Dividends and
         Distributions    (1.54)       (0.45)       (0.28)   (0.34)   (0.09)
                          -----        -----        -----    -----    -----
Net Asset Value, End
 of Period............   $20.23       $18.30       $14.46   $11.09   $10.41
                         ======       ======       ======   ======   ======
Total Return..........    19.77%       30.40%       33.61%    9.94%    3.95%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $32,336      $24,621       $7,552   $3,825   $1,302
 Ratio of Expenses to
  Average Net Assets..     1.42%        1.42%        1.42%    1.42%    1.42%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.42%/(e)/     --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.64%        1.83%        3.41%    3.35%    4.33%/(g)/
 Portfolio Turnover
  Rate................     26.7%/(c)/   67.9%        35.4%    46.3%    77.5%/(g)/

                           2005         2004         2003     2002    2001/(D)/
                           ----         ----         ----     ----    ----
REAL ESTATE SECURITIES FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $18.15       $14.34       $11.00   $10.40   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.28         0.28         0.42     0.48     0.37
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.13         3.95         3.18     0.44    (0.04)
                           ----         ----         ----     ----    -----
 Total From Investment
            Operations     3.41         4.23         3.60     0.92     0.33
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.46)       (0.28)       (0.26)   (0.32)   (0.09)
 Distributions from
  Realized Gains......    (1.05)       (0.14)          --       --       --
 -----                    -----        -----
   Total Dividends and
         Distributions    (1.51)       (0.42)       (0.26)   (0.32)   (0.09)
                          -----        -----        -----    -----    -----
Net Asset Value, End
 of Period............   $20.05       $18.15       $14.34   $11.00   $10.40
                         ======       ======       ======   ======   ======
Total Return..........    19.60%       30.21%       33.38%    8.96%    3.85%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $18,934      $12,660       $4,603   $1,001   $1,339
 Ratio of Expenses to
  Average Net Assets..     1.60%        1.60%        1.60%    1.60%    1.60%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.60%/(e)/     --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.46%        1.78%        3.28%    3.17%    4.16%/(g)/
 Portfolio Turnover
  Rate................     26.7%/(c)/   67.9%        35.4%    46.3%    77.5%/(g)/

                           2005
                           ----
REAL ESTATE SECURITIES FUND
---------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $18.64
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.33
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.91
                           ----
 Total From Investment
            Operations     3.24
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.44)
 Distributions from
  Realized Gains......    (1.05)
                          -----
   Total Dividends and
         Distributions    (1.49)
                          -----
Net Asset Value, End
 of Period............   $20.39
                         ======
Total Return..........    18.13%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $406
 Ratio of Expenses to
  Average Net Assets..     1.73%
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.66%
 Portfolio Turnover
  Rate................     26.7%/(c)/



                           2005         2004         2003     2002    2001/(D)/
                           ----         ----         ----     ----    ----
REAL ESTATE SECURITIES FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $18.21       $14.39       $11.03   $10.43   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.37         0.36         0.46     0.23     0.53
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.14         3.96         3.21     0.75    (0.17)
                           ----         ----         ----     ----    -----
 Total From Investment
            Operations     3.51         4.32         3.67     0.98     0.36
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.54)       (0.36)       (0.31)   (0.38)   (0.09)
 Distributions from
  Realized Gains......    (1.05)       (0.14)          --       --       --
 -----                    -----        -----
   Total Dividends and
         Distributions    (1.59)       (0.50)       (0.31)   (0.38)   (0.09)
                          -----        -----        -----    -----    -----
Net Asset Value, End
 of Period............   $20.13       $18.21       $14.39   $11.03   $10.43
                         ======       ======       ======   ======   ======
Total Return..........    20.13%       30.82%       34.12%    9.47%    4.15%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $54,932      $30,865      $19,221   $5,375   $1,307
 Ratio of Expenses to
  Average Net Assets..     1.11%        1.10%        1.11%    1.11%    1.11%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.11%/(e)/     --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.95%        2.28%        3.69%    3.42%    4.79%/(g)/
 Portfolio Turnover
  Rate................     26.7%/(c)/   67.9%        35.4%    46.3%    77.5%/(g)/

                           2005         2004         2003     2002    2001/(D)/
                           ----         ----         ----     ----    ----
REAL ESTATE SECURITIES FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $18.21       $14.38       $11.04   $10.43   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.35         0.33         0.41     0.60     0.40
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     3.14         3.98         3.23     0.37    (0.04)
                           ----         ----         ----     ----    -----
 Total From Investment
            Operations     3.49         4.31         3.64     0.97     0.36
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.52)       (0.34)       (0.30)   (0.36)   (0.09)
 Distributions from
  Realized Gains......    (1.05)       (0.14)          --       --       --
 -----                    -----        -----
   Total Dividends and
         Distributions    (1.57)       (0.48)       (0.30)   (0.36)   (0.09)
                          -----        -----        -----    -----    -----
Net Asset Value, End
 of Period............   $20.13       $18.21       $14.38   $11.04   $10.43
                         ======       ======       ======   ======   ======
Total Return..........    20.01%       30.75%       33.74%    9.44%    4.15%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,336       $1,395         $264     $850   $1,304
 Ratio of Expenses to
  Average Net Assets..     1.23%        1.23%        1.23%    1.22%    1.23%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --         1.23%/(e)/     --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.84%        2.05%        3.53%    3.55%    4.52%/(g)/
 Portfolio Turnover
  Rate................     26.7%/(c)/   67.9%        35.4%    46.3%    77.5%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.
/(d) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.15 per share from November 30, 2000 through December 5, 2000.
/(e) /Expense ratio without commission rebates.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005         2004     2003     2002    2001/(F)/
                          ----         ----     ----     ----    ----
SHORT-TERM BOND FUND
--------------------
ADVISORS PREFERRED
------------------
 SHARES /(A)/
 ------------
Net Asset Value,
 Beginning of Period..  $10.28       $10.39   $10.40   $10.53   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    0.29         0.24     0.29     0.53     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.23)       (0.05)    0.02    (0.15)    0.49
                         -----        -----     ----    -----     ----
 Total From Investment
            Operations    0.06         0.19     0.31     0.38     1.00
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.32)       (0.26)   (0.32)   (0.40)   (0.50)
 Distributions from
  Realized Gains......      --        (0.04)      --    (0.11)      --
 ------                               -----             -----
   Total Dividends and
         Distributions   (0.32)       (0.30)   (0.32)   (0.51)   (0.50)
                         -----        -----    -----    -----    -----
Net Asset Value, End
 of Period............  $10.02       $10.28   $10.39   $10.40   $10.53
                        ======       ======   ======   ======   ======
Total Return..........    0.58%        1.87%    3.02%    3.91%    9.96%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,950         $959     $809     $446   $2,631
 Ratio of Expenses to
  Average Net Assets..    1.11%        0.97%    0.97%    0.97%    0.97%/(g)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............    0.97%          --       --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.87%        2.29%    2.89%    4.17%    5.28%/(g)/
 Portfolio Turnover
  Rate................   110.8%/(e)/   61.5%    72.3%   105.8%    68.4%/(g)/

                          2005         2004     2003     2002    2001/(F)/
                          ----         ----     ----     ----    ----
SHORT-TERM BOND FUND
--------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.20       $10.36   $10.38   $10.51   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    0.27         0.23     0.28     1.89     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.23)       (0.10)      --    (1.52)    0.47
                         -----        -----       --    -----     ----
 Total From Investment
            Operations    0.04         0.13     0.28     0.37     0.96
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.30)       (0.25)   (0.30)   (0.39)   (0.48)
 Distributions from
  Realized Gains......      --        (0.04)      --    (0.11)      --
 ------                               -----             -----
   Total Dividends and
         Distributions   (0.30)       (0.29)   (0.30)   (0.50)   (0.48)
                         -----        -----    -----    -----    -----
Net Asset Value, End
 of Period............   $9.94       $10.20   $10.36   $10.38   $10.51
                         =====       ======   ======   ======   ======
Total Return..........    0.41%        1.20%    2.75%    3.72%    9.61%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $131          $89     $292      $40   $2,631
 Ratio of Expenses to
  Average Net Assets..    1.29%        1.15%    1.15%    1.15%    1.15%/(g)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............    1.15%          --       --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.67%        2.18%    2.60%    4.07%    5.11%/(g)/
 Portfolio Turnover
  Rate................   110.8%/(e)/   61.5%    72.3%   105.8%    68.4%/(g)/

                          2005
                          ----
SHORT-TERM BOND FUND
--------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.22
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(d)/ ..............    0.25
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.22)
                         -----
 Total From Investment
            Operations    0.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.29)
                         -----
   Total Dividends and
         Distributions   (0.29)
                         -----
Net Asset Value, End
 of Period............   $9.96
                         =====
Total Return..........    0.28%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10
 Ratio of Expenses to
  Average Net Assets..    1.43%
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............    1.28%
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.48%
 Portfolio Turnover
  Rate................   110.8%/(e)/
                          2005         2004     2003     2002    2001/(F)/
                          ----         ----     ----     ----    ----
SHORT-TERM BOND FUND
--------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.22       $10.37   $10.39   $10.53   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    0.32         0.28     0.33     0.47     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.23)       (0.09)      --    (0.06)    0.50
                         -----        -----       --    -----     ----
 Total From Investment
            Operations    0.09         0.19     0.33     0.41     1.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.35)       (0.30)   (0.35)   (0.44)   (0.52)
 Distributions from
  Realized Gains......      --        (0.04)      --    (0.11)      --
 ------                               -----             -----
   Total Dividends and
         Distributions   (0.35)       (0.34)   (0.35)   (0.55)   (0.52)
                         -----        -----    -----    -----    -----
Net Asset Value, End
 of Period............   $9.96       $10.22   $10.37   $10.39   $10.53
                         =====       ======   ======   ======   ======
Total Return..........    0.90%        1.80%    3.25%    4.13%   10.21%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $6,242       $5,387   $3,352   $2,694   $2,633
 Ratio of Expenses to
  Average Net Assets..    0.79%        0.66%    0.66%    0.66%    0.66%/(g)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............    0.66%          --       --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.13%        2.67%    3.19%    4.41%    5.76%/(g)/
 Portfolio Turnover
  Rate................   110.8%/(e)/   61.5%    72.3%   105.8%    68.4%/(g)/

                          2005         2004     2003     2002    2001/(F)/
                          ----         ----     ----     ----    ----
SHORT-TERM BOND FUND
--------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.14       $10.29   $10.31   $10.53   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    0.32         0.26     0.32     6.39     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.23)       (0.09)      --    (6.07)    0.49
                         -----        -----       --    -----     ----
 Total From Investment
            Operations    0.09         0.17     0.32     0.32     1.01
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.34)       (0.28)   (0.34)   (0.43)   (0.51)
 Distributions from
  Realized Gains......      --        (0.04)      --    (0.11)      --
 ------                               -----             -----
   Total Dividends and
         Distributions   (0.34)       (0.32)   (0.34)   (0.54)   (0.51)
                         -----        -----    -----    -----    -----
Net Asset Value, End
 of Period............   $9.89       $10.14   $10.29   $10.31   $10.53
                         =====       ======   ======   ======   ======
Total Return..........    0.89%        1.69%    3.15%    3.20%   10.11%/(h)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $745          $11      $11      $11   $2,632
 Ratio of Expenses to
  Average Net Assets..    0.94%        0.78%    0.78%    0.77%    0.78%/(g)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............    0.78%          --       --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.22%        2.54%    3.08%    4.37%    5.47%/(g)/
 Portfolio Turnover
  Rate................   110.8%/(e)/   61.5%    72.3%   105.8%    68.4%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective September 30, 2005, High Quality Short-Term Bond Fund changed its name to Short-Term Bond Fund.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(d) /Calculated based on average shares outstanding during the period.
/(e) /Portfolio turnover rate excludes approximately $117,013,000 of securities from the acquisition of Principal Limited Term Bond Fund, Inc.
/(f) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from November 29, 2000 through December 5, 2000.
/(g) /Computed on an annualized basis.
/(h) /Total return amounts have not been annualized.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005         2004        2003        2002       2001/(D)/
                          ----         ----        ----        ----       ----
SMALLCAP BLEND FUND
-------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $14.36       $13.26       $9.70      $10.54      $10.55
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.04)       (0.01)      (0.01)      (0.01)       0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.38         1.14        3.57       (0.81)      (0.01)
                          ----         ----        ----       -----       -----
 Total From Investment
            Operations    2.34         1.13        3.56       (0.82)         --
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --           --          --          --       (0.01)
 Distributions from
  Realized Gains......   (0.85)       (0.03)         --       (0.02)         --
 -----                   -----        -----                   -----
   Total Dividends and
         Distributions   (0.85)       (0.03)         --       (0.02)      (0.01)
  ----                   -----        -----                   -----       -----
Net Asset Value, End
 of Period............  $15.85       $14.36      $13.26       $9.70      $10.54
                        ======       ======      ======       =====      ======
Total Return..........   16.71%        8.53%      36.70%      (7.79)%      0.69%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $682       $2,563      $1,777        $906      $1,320
 Ratio of Expenses to
  Average Net Assets..    1.32%        1.32%       1.32%       1.31%       1.32%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --         1.32%/(e)/  1.32%/(e)/  1.32%/(e)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.27)%      (0.09)%     (0.09)%     (0.08)%      0.14%/(g)/
 Portfolio Turnover
  Rate................   137.4%/(c)/   98.5%      113.2%      108.8%      123.5%/(g)/

                          2005         2004        2003        2002       2001/(D)/
                          ----         ----        ----        ----       ----
SMALLCAP BLEND FUND
-------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $14.29       $13.23       $9.69      $10.53      $10.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.06)       (0.04)      (0.03)      (0.85)         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.36         1.13        3.57        0.03       (0.02)
                          ----         ----        ----        ----       -----
 Total From Investment
            Operations    2.30         1.09        3.54       (0.82)      (0.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --           --          --          --       (0.01)
 Distributions from
  Realized Gains......   (0.85)       (0.03)         --       (0.02)         --
 -----                   -----        -----                   -----
   Total Dividends and
         Distributions   (0.85)       (0.03)         --       (0.02)      (0.01)
  ----                   -----        -----                   -----       -----
Net Asset Value, End
 of Period............  $15.74       $14.29      $13.23       $9.69      $10.53
                        ======       ======      ======       =====      ======
Total Return..........   16.50%        8.24%      36.53%      (7.83)%      0.50%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,057       $1,568        $254         $49      $1,338
 Ratio of Expenses to
  Average Net Assets..    1.50%        1.50%       1.50%       1.49%       1.50%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --         1.50%/(e)/  1.50%/(e)/  1.50%/(e)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.42)%      (0.31)%     (0.29)%     (0.30)%     (0.04)%/(g)/
 Portfolio Turnover
  Rate................   137.4%/(c)/   98.5%      113.2%      108.8%      123.5%/(g)/

                          2005
                          ----
SMALLCAP BLEND FUND
-------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $14.44
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............   (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.31
                          ----
 Total From Investment
            Operations    2.23
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.85)
                         -----
   Total Dividends and
         Distributions   (0.85)
                         -----
Net Asset Value, End
 of Period............  $15.82
                        ======
Total Return..........   15.84%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $11
 Ratio of Expenses to
  Average Net Assets..    1.63%
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.55)%
 Portfolio Turnover
  Rate................   137.4%/(c)/





                          2005         2004        2003        2002       2001/(D)/
                          ----         ----        ----        ----       ----
SMALLCAP BLEND FUND
-------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $14.51       $13.36       $9.74      $10.58      $10.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.01         0.03        0.01        0.16        0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.41         1.15        3.61       (0.94)      (0.02)
                          ----         ----        ----       -----       -----
 Total From Investment
            Operations    2.42         1.18        3.62       (0.78)       0.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --           --          --       (0.03)      (0.01)
 Distributions from
  Realized Gains......   (0.85)       (0.03)         --       (0.02)         --
 Excess Distributions
  from Capital Gains..      --           --          --       (0.01)         --
 ------                                                       -----
   Total Dividends and
         Distributions   (0.85)       (0.03)         --       (0.06)      (0.01)
  ----                   -----        -----                   -----       -----
Net Asset Value, End
 of Period............  $16.08       $14.51      $13.36       $9.74      $10.58
                        ======       ======      ======       =====      ======
Total Return..........   17.11%        8.84%      37.17%      (7.48)%      0.98%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,773       $5,456      $5,163        $202      $1,322
 Ratio of Expenses to
  Average Net Assets..    1.01%        1.01%       1.01%       1.00%       1.01%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --         1.01%/(e)/  1.01%/(e)/  1.01%/(e)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.07%        0.22%       0.06%       0.19%       0.31%/(g)/
 Portfolio Turnover
  Rate................   137.4%/(c)/   98.5%      113.2%      108.8%      123.5%/(g)/

                          2005         2004        2003        2002       2001/(D)/
                          ----         ----        ----        ----       ----
SMALLCAP BLEND FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $14.40       $13.28       $9.69      $10.57      $10.56
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.01)        0.01        0.01        0.79        0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.39         1.14        3.58       (1.63)      (0.01)
                          ----         ----        ----       -----       -----
 Total From Investment
            Operations    2.38         1.15        3.59       (0.84)       0.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      --           --          --       (0.02)      (0.01)
 Distributions from
  Realized Gains......   (0.85)       (0.03)         --       (0.02)         --
 -----                   -----        -----                   -----
   Total Dividends and
         Distributions   (0.85)       (0.03)         --       (0.04)      (0.01)
  ----                   -----        -----                   -----       -----
Net Asset Value, End
 of Period............  $15.93       $14.40      $13.28       $9.69      $10.57
                        ======       ======      ======       =====      ======
Total Return..........   16.96%        8.66%      37.05%      (7.98)%      0.88%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $28          $16         $14         $10      $1,322
 Ratio of Expenses to
  Average Net Assets..    1.13%        1.13%       1.13%       1.12%       1.13%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --         1.13%/(e)/  1.13%/(e)/  1.12%/(e)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.05)%       0.10%       0.10%       0.07%       0.33%/(g)/
 Portfolio Turnover
  Rate................   137.4%/(c)/   98.5%      113.2%      108.8%      123.5%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Portfolio turnover rate excludes approximately $118,621,000 of securities from the acquisition of Principal SmallCap Fund, Inc. and $60,235,000 from portfolio realignment.
/(d) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.54, $.55, $.55 and $.55 per share, respectively, from November 28, 2000 through December 5, 2000.
/(e) /Expense ratio without commission rebates.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                         2005     2004         2003      2002        2001/(D)/
                         ----     ----         ----      ----        ----
SMALLCAP GROWTH FUND
--------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $7.89    $7.62        $5.03     $7.56        $9.44
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  (0.06)   (0.06)       (0.04)    (0.06)       (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   0.86     0.33         2.63     (2.11)       (1.82)
                         ----     ----         ----     -----        -----
 Total From Investment
            Operations   0.80     0.27         2.59     (2.17)       (1.88)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......  (0.40)      --           --     (0.36)          --
 ----                   -----                           -----
   Total Dividends and
         Distributions  (0.40)      --           --     (0.36)          --
 ----                   -----                           -----
Net Asset Value, End
 of Period............  $8.29    $7.89        $7.62     $5.03        $7.56
                        =====    =====        =====     =====        =====
Total Return..........  10.15%    3.54%       51.49%   (30.69)%     (19.06)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $19      $12         $954      $630         $947
 Ratio of Expenses to
  Average Net Assets..   1.32%    1.27%        1.32%     1.32%        1.32%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........     --     1.32%/(c)/     --      1.32%/(c)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.69)%  (0.80)%      (0.67)%   (0.93)%      (1.02)%/(f)/
 Portfolio Turnover
  Rate................  181.7%   194.9%       270.1%    255.3%       178.3%/(f)/

                         2005     2004         2003      2002        2001/(D)/
                         ----     ----         ----      ----        ----
SMALLCAP GROWTH FUND
--------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $7.85    $7.60        $5.03     $7.56        $9.45
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  (0.07)   (0.08)       (0.05)    (0.08)       (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   0.85     0.33         2.62     (2.09)       (1.81)
                         ----     ----         ----     -----        -----
 Total From Investment
            Operations   0.78     0.25         2.57     (2.17)       (1.89)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......  (0.40)      --           --     (0.36)          --
 ----                   -----                           -----
   Total Dividends and
         Distributions  (0.40)      --           --     (0.36)          --
 ----                   -----                           -----
Net Asset Value, End
 of Period............  $8.23    $7.85        $7.60     $5.03        $7.56
                        =====    =====        =====     =====        =====
Total Return..........   9.94%    3.29%       51.09%   (30.69)%     (19.14)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $83      $82         $985      $646         $963
 Ratio of Expenses to
  Average Net Assets..   1.50%    1.45%        1.50%     1.49%        1.50%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........     --     1.50%/(c)/     --      1.50%/(c)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.88)%  (0.97)%      (0.85)%   (1.11)%      (1.19)%/(f)/
 Portfolio Turnover
  Rate................  181.7%   194.9%       270.1%    255.3%       178.3%/(f)/

                         2005
                         ----
SMALLCAP GROWTH FUND
--------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $7.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   0.81
                         ----
 Total From Investment
            Operations   0.73
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......  (0.40)
                        -----
   Total Dividends and
         Distributions  (0.40)
                        -----
Net Asset Value, End
 of Period............  $8.15
                        =====
Total Return..........   9.34%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $11
 Ratio of Expenses to
  Average Net Assets..   1.63%
 Ratio of Net
  Investment Income to
  Average Net Assets..  (1.00)%
 Portfolio Turnover
  Rate................  181.7%

                         2005     2004         2003      2002        2001/(D)/
                         ----     ----         ----      ----        ----
SMALLCAP GROWTH FUND
--------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $7.99    $7.69        $5.06     $7.58        $9.45
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  (0.03)   (0.04)       (0.02)    (0.04)       (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   0.87     0.34         2.65     (2.12)       (1.77)
                         ----     ----         ----     -----        -----
 Total From Investment
            Operations   0.84     0.30         2.63     (2.16)       (1.87)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......  (0.40)      --           --     (0.36)          --
 ----                   -----                           -----
   Total Dividends and
         Distributions  (0.40)      --           --     (0.36)          --
 ----                   -----                           -----
Net Asset Value, End
 of Period............  $8.43    $7.99        $7.69     $5.06        $7.58
                        =====    =====        =====     =====        =====
Total Return..........  10.54%    3.90%       51.98%   (30.47)%     (19.02)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $284     $179       $1,102      $666         $948
 Ratio of Expenses to
  Average Net Assets..   1.01%    0.97%        1.01%     1.01%        1.01%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........     --     1.01%/(c)/     --      1.01%/(c)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.38)%  (0.47)%      (0.37)%   (0.62)%      (0.77)%/(f)/
 Portfolio Turnover
  Rate................  181.7%   194.9%       270.1%    255.3%       178.3%/(f)/

                         2005     2004         2003      2002        2001/(D)/
                         ----     ----         ----      ----        ----
SMALLCAP GROWTH FUND
--------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $7.98    $7.67        $5.06     $7.58        $9.45
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  (0.04)   (0.05)       (0.03)    (0.05)       (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   0.87     0.36         2.64     (2.11)       (1.82)
                         ----     ----         ----     -----        -----
 Total From Investment
            Operations   0.83     0.31         2.61     (2.16)       (1.87)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......  (0.40)      --           --     (0.36)          --
 ----                   -----                           -----
   Total Dividends and
         Distributions  (0.40)      --           --     (0.36)          --
 ----                   -----                           -----
Net Asset Value, End
 of Period............  $8.41    $7.98        $7.67     $5.06        $7.58
                        =====    =====        =====     =====        =====
Total Return..........  10.42%    4.04%       51.58%   (30.47)%     (19.02)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $12      $11         $959      $633         $948
 Ratio of Expenses to
  Average Net Assets..   1.13%    1.08%        1.13%     1.12%        1.13%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........     --     1.13%/(c)/     --      1.12%/(c)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.50)%  (0.62)%      (0.48)%   (0.74)%      (0.83)%/(f)/
 Portfolio Turnover
  Rate................  181.7%   194.9%       270.1%    255.3%       178.3%/(f)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Expense ratio without commission rebates.
/(d) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred recognized $.01 of net operating loss per share from November 27, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Preferred and Select classes of shares each incurred an unrealized loss of $ .55 per share, during the initial interim period.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005      2004      2003     2002     2001/(B)/
                           ----      ----      ----     ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $14.94    $12.91     $9.75   $10.36    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.05      0.05      0.02     0.02      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.07      1.98      3.14    (0.49)    (0.11)
                           ----      ----      ----    -----     -----
 Total From Investment
            Operations     2.12      2.03      3.16    (0.47)    (0.10)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)       --        --       --     (0.01)
 Distributions from
  Realized Gains......    (0.36)       --        --    (0.14)       --
 ----                     -----                        -----
   Total Dividends and
         Distributions    (0.41)       --        --    (0.14)    (0.01)
 ----                     -----                        -----
Net Asset Value, End
 of Period............   $16.65    $14.94    $12.91    $9.75    $10.36
                         ======    ======    ======    =====    ======
Total Return..........    14.32%    15.75%    32.41%   (4.75)%   (0.93)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $24,278   $11,912    $3,540     $676    $1,296
 Ratio of Expenses to
  Average Net Assets..     0.72%     0.72%     0.72%    0.72%     0.72%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.29%     0.38%     0.18%    0.09%     0.09%/(d)/
 Portfolio Turnover
  Rate................     43.2%     54.5%     44.6%    61.0%     62.0%/(d)/

                           2005      2004      2003     2002     2001/(B)/
                           ----      ----      ----     ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $14.86    $12.87     $9.71   $10.34    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.02      0.03        --    (0.01)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.06      1.96      3.16    (0.48)    (0.12)
                           ----      ----      ----    -----     -----
 Total From Investment
            Operations     2.08      1.99      3.16    (0.49)    (0.12)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)       --        --       --     (0.01)
 Distributions from
  Realized Gains......    (0.36)       --        --    (0.14)       --
 -----                    -----                        -----
   Total Dividends and
         Distributions    (0.41)       --        --    (0.14)    (0.01)
  ----                    -----                        -----     -----
Net Asset Value, End
 of Period............   $16.53    $14.86    $12.87    $9.71    $10.34
                         ======    ======    ======    =====    ======
Total Return..........    14.11%    15.48%    32.54%   (4.96)%   (1.12)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $16,875   $11,254    $3,176   $1,344    $1,294
 Ratio of Expenses to
  Average Net Assets..     0.90%     0.90%     0.90%    0.90%     0.90%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.10%     0.21%     0.01%   (0.09)%   (0.09)%/(d)/
 Portfolio Turnover
  Rate................     43.2%     54.5%     44.6%    61.0%     62.0%/(d)/

                           2005
                           ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $14.81
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.97
                           ----
 Total From Investment
            Operations     1.97
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)
 Distributions from
  Realized Gains......    (0.36)
                          -----
   Total Dividends and
         Distributions    (0.41)
                          -----
Net Asset Value, End
 of Period............   $16.37
                         ======
Total Return..........    13.40%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $122
 Ratio of Expenses to
  Average Net Assets..     1.03%
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.01%
 Portfolio Turnover
  Rate................     43.2%

                           2005      2004      2003     2002     2001/(B)/
                           ----      ----      ----     ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $15.01    $12.95     $9.77   $10.37    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.10      0.09      0.05     0.02      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.08      1.98      3.15    (0.45)    (0.14)
                           ----      ----      ----    -----     -----
 Total From Investment
            Operations     2.18      2.07      3.20    (0.43)    (0.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)    (0.01)    (0.02)   (0.03)    (0.01)
 Distributions from
  Realized Gains......    (0.36)       --        --    (0.14)       --
 -----                    -----                        -----
   Total Dividends and
         Distributions    (0.41)    (0.01)    (0.02)   (0.17)    (0.01)
                          -----     -----     -----    -----     -----
Net Asset Value, End
 of Period............   $16.78    $15.01    $12.95    $9.77    $10.37
                         ======    ======    ======    =====    ======
Total Return..........    14.69%    16.03%    32.80%   (4.35)%   (0.83)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $50,828   $26,093   $15,535   $6,850    $1,302
 Ratio of Expenses to
  Average Net Assets..     0.41%     0.41%     0.41%    0.41%     0.41%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.59%     0.63%     0.51%    0.42%     0.35%/(d)/
 Portfolio Turnover
  Rate................     43.2%     54.5%     44.6%    61.0%     62.0%/(d)/

                           2005      2004      2003     2002     2001/(B)/
                           ----      ----      ----     ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $15.00    $12.94     $9.76   $10.37    $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.08      0.08      0.05     0.06      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.08      1.98      3.14    (0.51)    (0.11)
                           ----      ----      ----    -----     -----
 Total From Investment
            Operations     2.16      2.06      3.19    (0.45)    (0.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)       --     (0.01)   (0.02)    (0.01)
 Distributions from
  Realized Gains......    (0.36)       --        --    (0.14)       --
 -----                    -----                        -----
   Total Dividends and
         Distributions    (0.41)       --     (0.01)   (0.16)    (0.01)
  ----                    -----               -----    -----     -----
Net Asset Value, End
 of Period............   $16.75    $15.00    $12.94    $9.76    $10.37
                         ======    ======    ======    =====    ======
Total Return..........    14.55%    15.94%    32.67%   (4.56)%   (0.83)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $7,214    $2,807    $1,034     $570    $1,298
 Ratio of Expenses to
  Average Net Assets..     0.53%     0.53%     0.53%    0.52%     0.53%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.48%     0.55%     0.36%    0.28%     0.28%/(d)/
 Portfolio Turnover
  Rate................     43.2%     54.5%     44.6%    61.0%     62.0%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.46 per share from November 30, 2000 through December 5, 2000.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005      2004        2003        2002       2001/(D)/
                           ----      ----        ----        ----       ----
SMALLCAP VALUE FUND
-------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $16.22    $14.78      $10.56      $10.62      $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01     (0.05)         --        0.05        0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.64      1.96        4.22        0.40        0.37
                           ----      ----        ----        ----        ----
 Total From Investment
            Operations     2.65      1.91        4.22        0.45        0.44
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --        --          --       (0.04)      (0.03)
 Distributions from
  Realized Gains......    (1.40)    (0.47)         --       (0.47)         --
 -----                    -----     -----                   -----
   Total Dividends and
         Distributions    (1.40)    (0.47)         --       (0.51)      (0.03)
  ----                    -----     -----                   -----       -----
Net Asset Value, End
 of Period............   $17.47    $16.22      $14.78      $10.56      $10.62
                         ======    ======      ======      ======      ======
Total Return..........    16.98%    13.20%      40.02%       3.98%       4.89%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $6,033    $4,111        $891      $1,145      $1,328
 Ratio of Expenses to
  Average Net Assets..     1.32%     1.32%       1.32%       1.31%       1.32%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --      1.32%/(c)/  1.32%/(c)/  1.32%/(c)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.05%    (0.31)%      0.04%       0.36%       0.64%/(e)/
 Portfolio Turnover
  Rate................    133.7%    163.5%      221.7%      134.3%       89.1%/(e)/

                           2005      2004        2003        2002       2001/(D)/
                           ----      ----        ----        ----       ----
SMALLCAP VALUE FUND
-------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $16.14    $14.74      $10.55      $10.60      $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.02)    (0.07)      (0.01)       0.04        0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.63      1.94        4.20        0.40        0.36
                           ----      ----        ----        ----        ----
 Total From Investment
            Operations     2.61      1.87        4.19        0.44        0.42
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --        --          --       (0.02)      (0.03)
 Distributions from
  Realized Gains......    (1.40)    (0.47)         --       (0.47)         --
 -----                    -----     -----                   -----
   Total Dividends and
         Distributions    (1.40)    (0.47)         --       (0.49)      (0.03)
  ----                    -----     -----                   -----       -----
Net Asset Value, End
 of Period............   $17.35    $16.14      $14.74      $10.55      $10.60
                         ======    ======      ======      ======      ======
Total Return..........    16.81%    12.96%      39.72%       3.90%       4.69%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,266    $1,949        $650        $891      $1,326
 Ratio of Expenses to
  Average Net Assets..     1.50%     1.50%       1.50%       1.49%       1.50%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --      1.50%/(c)/  1.50%/(c)/  1.50%/(c)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.13)%   (0.47)%     (0.14)%      0.19%       0.47%/(e)/
 Portfolio Turnover
  Rate................    133.7%    163.5%      221.7%      134.3%       89.1%/(e)/

                           2005
                           ----
SMALLCAP VALUE FUND
-------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $16.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.54
                           ----
 Total From Investment
            Operations     2.50
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (1.40)
                          -----
   Total Dividends and
         Distributions    (1.40)
                          -----
Net Asset Value, End
 of Period............   $17.39
                         ======
Total Return..........    15.97%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $12
 Ratio of Expenses to
  Average Net Assets..     1.63%
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.27)%
 Portfolio Turnover
  Rate................    133.7%



                           2005      2004        2003        2002       2001/(D)/
                           ----      ----        ----        ----       ----
SMALLCAP VALUE FUND
-------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $16.31    $14.82      $10.58      $10.64      $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.06        --        0.04        0.11        0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.66      1.96        4.24        0.37        0.31
                           ----      ----        ----        ----        ----
 Total From Investment
            Operations     2.72      1.96        4.28        0.48        0.46
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --        --       (0.04)      (0.07)      (0.03)
 Distributions from
  Realized Gains......    (1.40)    (0.47)         --       (0.47)         --
 -----                    -----     -----                   -----
   Total Dividends and
         Distributions    (1.40)    (0.47)      (0.04)      (0.54)      (0.03)
                          -----     -----       -----       -----       -----
Net Asset Value, End
 of Period............   $17.63    $16.31      $14.82      $10.58      $10.64
                         ======    ======      ======      ======      ======
Total Return..........    17.35%    13.51%      40.56%       4.29%       5.09%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,672    $5,755      $1,139      $1,056      $1,330
 Ratio of Expenses to
  Average Net Assets..     1.01%     1.01%       1.01%       1.00%       1.01%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --      1.01%/(c)/  1.01%/(c)/  1.01%/(c)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.37%     0.01%       0.34%       0.67%       1.18%/(e)/
 Portfolio Turnover
  Rate................    133.7%    163.5%      221.7%      134.3%       89.1%/(e)/

                           2005      2004        2003        2002       2001/(D)/
                           ----      ----        ----        ----       ----
SMALLCAP VALUE FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $16.27    $14.80      $10.57      $10.63      $10.21
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.04     (0.02)       0.02        0.10        0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.65      1.96        4.24        0.37        0.37
                           ----      ----        ----        ----        ----
 Total From Investment
            Operations     2.69      1.94        4.26        0.47        0.45
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --        --       (0.03)      (0.06)      (0.03)
 Distributions from
  Realized Gains......    (1.40)    (0.47)         --       (0.47)         --
 -----                    -----     -----                   -----
   Total Dividends and
         Distributions    (1.40)    (0.47)      (0.03)      (0.53)      (0.03)
                          -----     -----       -----       -----       -----
Net Asset Value, End
 of Period............   $17.56    $16.27      $14.80      $10.57      $10.63
                         ======    ======      ======      ======      ======
Total Return..........    17.20%    13.39%      40.34%       4.17%       4.99%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $583      $326        $187        $876      $1,330
 Ratio of Expenses to
  Average Net Assets..     1.13%     1.13%       1.12%       1.11%       1.13%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --      1.13%/(c)/  1.13%/(c)/  1.12%/(c)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.26%    (0.10)%      0.23%       0.56%       0.83%/(e)/
 Portfolio Turnover
  Rate................    133.7%    163.5%      221.7%      134.3%       89.1%/(e)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Expense ratio without commission rebates.
/(d) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.20 per share from November 29, 2000 through December 5, 2000.
/(e) /Computed on an annualized basis.
/(f) /Total return amounts have not been annualized.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                           2005      2004        2003     2002    2001/(E)/
                           ----      ----        ----     ----    ----
ULTRA SHORT BOND FUND
---------------------
ADVISORS PREFERRED
------------------
 SHARES /(A)/
 ------------
Net Asset Value,
 Beginning of Period..   $10.00    $10.00      $10.00   $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.23      0.21        0.27     0.36     0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.03)    (0.11)         --       --       --
 Net Increase from
  Payments by
  Affiliates..........       --      0.11          --       --       --
 -----                               ----
 Total From Investment
            Operations     0.20      0.21        0.27     0.36     0.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.23)    (0.21)      (0.27)   (0.36)   (0.15)
                          -----     -----       -----    -----    -----
   Total Dividends and
         Distributions    (0.23)    (0.21)      (0.27)   (0.36)   (0.15)
                          -----     -----       -----    -----    -----
Net Asset Value, End
 of Period............    $9.97    $10.00      $10.00   $10.00   $10.00
                          =====    ======      ======   ======   ======
Total Return..........     1.97%     2.08%/(d)/  2.72%    3.68%    1.51%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $26,149   $20,513      $1,805   $1,736   $1,674
 Ratio of Expenses to
  Average Net Assets..     0.97%     1.08%       1.17%    1.17%    1.17%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.30%     2.05%       2.57%    3.61%    3.93%/(g)/
 Portfolio Turnover
  Rate................     54.9%    105.5%       20.7%    13.6%    31.1%/(g)/

                           2005      2004        2003     2002    2001/(E)/
                           ----      ----        ----     ----    ----
ULTRA SHORT BOND FUND
---------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.00    $10.00      $10.00   $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.21      0.19        0.25     0.34     0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.03)    (0.11)         --       --       --
 Net Increase from
  Payments by
  Affiliates..........       --      0.11          --       --       --
 -----                               ----
 Total From Investment
            Operations     0.18      0.19        0.25     0.34     0.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.21)    (0.19)      (0.25)   (0.34)   (0.14)
                          -----     -----       -----    -----    -----
   Total Dividends and
         Distributions    (0.21)    (0.19)      (0.25)   (0.34)   (0.14)
                          -----     -----       -----    -----    -----
Net Asset Value, End
 of Period............    $9.97    $10.00      $10.00   $10.00   $10.00
                          =====    ======      ======   ======   ======
Total Return..........     1.79%     1.90%/(d)/  2.56%    3.50%    1.44%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $9,036    $8,760      $2,429   $1,732   $1,673
 Ratio of Expenses to
  Average Net Assets..     1.15%     1.28%       1.35%    1.35%    1.35%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.09%     1.84%       2.37%    3.43%    3.75%/(g)/
 Portfolio Turnover
  Rate................     54.9%    105.5%       20.7%    13.6%    31.1%/(g)/

                           2005
                           ----
ULTRA SHORT BOND FUND
---------------------
ADVISORS SIGNATURE
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(c)/ ..............     0.19
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.03)
                          -----
 Total From Investment
            Operations     0.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.19)
                          -----
   Total Dividends and
         Distributions    (0.19)
                          -----
Net Asset Value, End
 of Period............    $9.97
                          =====
Total Return..........     1.63%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $10
 Ratio of Expenses to
  Average Net Assets..     1.28%
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.91%
 Portfolio Turnover
  Rate................     54.9%

                           2005      2004        2003     2002    2001/(E)/
                           ----      ----        ----     ----    ----
ULTRA SHORT BOND FUND
---------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.00    $10.00      $10.00   $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.25      0.24        0.30     0.39     0.16
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.02)    (0.11)         --       --       --
 Net Increase from
  Payments by
  Affiliates..........       --      0.11          --       --       --
 -----                               ----
 Total From Investment
            Operations     0.23      0.24        0.30     0.39     0.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.26)    (0.24)      (0.30)   (0.39)   (0.16)
                          -----     -----       -----    -----    -----
   Total Dividends and
         Distributions    (0.26)    (0.24)      (0.30)   (0.39)   (0.16)
                          -----     -----       -----    -----    -----
Net Asset Value, End
 of Period............    $9.97    $10.00      $10.00   $10.00   $10.00
                          =====    ======      ======   ======   ======
Total Return..........     2.29%     2.40%/(d)/  3.04%    4.00%    1.63%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,775    $2,335        $523   $1,744   $1,676
 Ratio of Expenses to
  Average Net Assets..     0.66%     0.80%       0.86%    0.86%    0.86%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.52%     2.33%       3.07%    3.92%    4.24%/(g)/
 Portfolio Turnover
  Rate................     54.9%    105.5%       20.7%    13.6%    31.1%/(g)/

                           2005      2004        2003     2002    2001/(E)/
                           ----      ----        ----     ----    ----
ULTRA SHORT BOND FUND
---------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.00    $10.00      $10.00   $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.19      0.22        0.29     0.38     0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.02     (0.11)         --       --       --
 Net Increase from
  Payments by
  Affiliates..........       --      0.11          --       --       --
 -----                               ----
 Total From Investment
            Operations     0.21      0.22        0.29     0.38     0.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.25)    (0.22)      (0.29)   (0.38)   (0.15)
                          -----     -----       -----    -----    -----
   Total Dividends and
         Distributions    (0.25)    (0.22)      (0.29)   (0.38)   (0.15)
                          -----     -----       -----    -----    -----
Net Asset Value, End
 of Period............    $9.96    $10.00      $10.00   $10.00   $10.00
                          =====    ======      ======   ======   ======
Total Return..........     2.08%     2.27%/(d)/  2.92%    3.88%    1.54%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $10    $1,802      $1,665   $1,740   $1,675
 Ratio of Expenses to
  Average Net Assets..     0.78%     0.92%       0.98%    0.98%    0.98%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.87%     2.23%       2.78%    3.80%    4.12%/(g)/
 Portfolio Turnover
  Rate................     54.9%    105.5%       20.7%    13.6%    31.1%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

/(a) /On May 27, 2005, the board of Directors of Principal Investors Fund, Inc.
  authorized a reverse stock split to raise teh value of each share from $1.00 to $10.00 per share in conection with the Capital Preservation Fund's change from a money market fund to an ultra short bond fund strategy. The financial highlights have been restated to reflect the reverse stock split.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Calculated based on average shares outstanding during the period.
/(d) /In 2004, 1.02% of the total return for each share class consists of an increase from a payment by Principal Life Insurance Company. Excluding this payment, the total return for Advisors Preferred, Advisors Select, Preferred and Select classes of shares would have been 1.06%, .88%, 1.38% and 1.25%, respectively.
/(e) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.

 APPENDIX A


PERFORMANCE RESULTS


The Funds have only limited historical performance data. The following tables set forth historical information about client accounts managed by a Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of each Sub-Advisor in managing similar accounts and does not represent the performance of any Fund. If actual Fund performance is available, sub-advisor composite performance is not displayed.


On the following pages "composite performance" is shown for each Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the corresponding Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts. If the composite results had been adjusted to reflect fees and expenses of the Fund, performance numbers shown would differ. Although the Fund and client accounts comprising the composite indices (Related Accounts) have substantially similar investment objectives and policies in all material respects, you should not assume that the Fund will have the same performance as the Related Accounts. For example, a Fund's future performance may be better or worse than the performance of its Related Accounts due to, among other things, differences in sales charge, expenses, asset sizes and cash flows between the Fund and its Related Accounts.


Portions of the information below are based on data supplied by the Sub-Advisors and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The following pages contain information on the historical performance of each of the Fund's Plan Class shares. The date that each class was first offered for sale is shown. Except for the Inflation Protection, Partners Global Equity, Partners LargeCap Value II, Partners MidCap Growth II, Money Market and Ultra Short Funds, for periods prior to the date on which the Advisors Signature Class was first offered, its historical performance is based on the performance of the Fund's oldest class of shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for periods prior to the effective date of the Advisors Signature Class) that is no higher than the historical performance of the applicable Class shares. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


Life of Fund results for the Bond & Mortgage Securities, Diversified International, Government & High Quality Bond, High Quality Intermediate-Term Bond, International Emerging Markets, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Partners LargeCap Blend I, Partners MidCap Growth, Real Estate Securities, Short-Term Bond, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index and SmallCap Value Funds are measured from the date the Advisors Preferred Class shares were first sold. Life of Fund results for the other Funds are measured from the date the Institutional Class shares were first sold.


The performance data should not be considered as an indication of future performance of any Fund or any Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


260                                              Principal Investors Fund
                                                          1-800-547-7754

Current performance may be lower or higher than the performance data shown. For more performance information, including most recent month-end performance, visit our website at www.principal.com and click on rates and values.


Principal Investors Fund                                              261
www.principal.com

PERFORMANCE RESULTS - DOMESTIC STOCKS - LARGECAP FUNDS

                                                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                                                     (THROUGH DECEMBER 31, 2005)

                                                                                                                         LIFE
                                                                        YTD     1 YR     3 YR        5 YR     10 YR    OF FUND
                                                                      ------------------------------------------------------------
DISCIPLINED LARGECAP BLEND FUND
 ADVISORS SELECT (12/30/02)                                             6.34     6.34    14.92         N/A      N/A    14.91
  ADVISORS PREFERRED (12/30/02)                                         6.59     6.59    15.14         N/A      N/A    15.13
 ADVISORS SIGNATURE CLASS (11/01/04)                                    6.25     6.25    14.74         N/A      N/A    14.73
 SELECT (12/30/02)                                                      6.86     6.86    15.37         N/A      N/A    15.36
 PREFERRED (12/30/02)                                                   6.97     6.97    15.51         N/A      N/A    15.50
Principal Global Investors Large Cap Diversified Equity Composite
 S&P 500 Index                                                          4.91     4.91    14.38        0.54     9.07    14.15
 Morningstar Large Blend Category Average                               5.77     5.77    14.00        0.50     8.12    14.39

LARGECAP GROWTH FUND
 ADVISORS SELECT (12/06/00)                                            10.79    10.79    14.26       -4.39      N/A    -5.63
  ADVISORS PREFERRED (12/06/00)                                                          15.83///(1)/                  -4.83///(1)/
                                                                       11.09    11.09                -3.57      N/A
 ADVISORS SIGNATURE CLASS (11/01/04)                                                     15.50///(1)/                  -5.11///(1)/
                                                                       10.79    10.79                -3.85      N/A
 SELECT/ /(12/06/00)                                                                     15.33///(2)/                  -5.00///(2)/
                                                                       11.37    11.37                -3.74      N/A
 PREFERRED/ /(12/06/00)                                                11.54    11.54    14.74       -4.00      N/A    -5.24
Columbus Circle Investors Large Capitalization Composite /(//3//)/     11.77    11.77    16.96       -2.55     9.80
 Russell 1000 Growth Index                                              5.26     5.26    13.23       -3.58     6.73    -3.58
 Morningstar Large Growth Category Average                              6.46     6.46    13.88       -3.36     6.95    -3.07

LARGECAP S&P 500 INDEX FUND
 ADVISORS SELECT (12/06/00)                                             3.92     3.92    13.22       -0.44      N/A    -0.89
  ADVISORS PREFERRED (12/06/00)                                         4.11     4.11    13.40        0.27      N/A    -0.72
 ADVISORS SIGNATURE CLASS (11/01/04)                                    3.68     3.68    13.03       -0.59      N/A    -1.04
 SELECT (12/06/00)                                                      4.41     4.41    13.67       -0.05      N/A    -0.51
 PREFERRED (12/06/00)                                                   4.51     4.51    13.74        0.12      N/A    -0.34
Principal Global Investors S&P 500 Index Composite                                                             8.68
 S&P 500 Index                                                          4.91     4.91    14.38        0.54     9.07     0.54
 Morningstar Large Blend Category Average                               5.77     5.77    14.00        0.50     8.12     0.67

LARGECAP VALUE FUND
 ADVISORS SELECT (12/06/00)                                             6.05     6.05    14.02        3.39      N/A     3.98
  ADVISORS PREFERRED (12/06/00)                                         6.16     6.16    14.07        3.49      N/A     4.08
 ADVISORS SIGNATURE CLASS (11/01/04)                                    5.91     5.91    13.75        3.19      N/A     3.78
 SELECT/ /(12/06/00)                                                    6.35     6.35    14.21        3.63      N/A     4.24
 PREFERRED (12/06/00)                                                   6.54     6.54    14.50        3.83      N/A     4.44
Principal Global Investors Large Cap Value Composite                                                           9.31
 Russell 1000 Value Index                                               7.05     7.05    17.49        5.28    10.94     5.28
 Morningstar Large Value Category Average                               5.88     5.88    15.58        3.96     8.85     4.05
                                                                      ------------------------------------------------------------

/(//1//)/
 During 2003, the Fund processed a significant (relative to the class) "As of" transaction that resulted in a gain to the remaining shareholders of the class. Had this gain not been recognized, the total return shown would have been lower.
//
/(2)/
 During 2003, the Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small positions, the total return shown is greater than it would have been without the redemption.
/ //(//3//)/
 CCI began sub-advising the Fund on 01/05/05. The performance of the accounts represented in this composite does not reflect CCI's use of "estimated tracking error" in controlling investment risk, a tool CCI will use with the Fund under certain circumstances.
 Tracking error is a statistical estimate of the difference over the next twelve months between the Fund's return and the return of the Fund's benchmark or index. When employed, this risk control tool could increase or decrease, depending on market conditions, the return the Fund might otherwise achieve.
                                                                                                      ANNUAL TOTAL RETURNS
                                                                                                    (YEAR ENDED DECEMBER 31)


                                                                              2005     2004     2003         2002      2001
                                                                             --------------------------------------------------
DISCIPLINED LARGECAP BLEND FUND
 ADVISORS SELECT (12/30/02)                                                    6.34    12.05    27.39
  ADVISORS PREFERRED (12/30/02)                                                6.59    12.23    27.61
 ADVISORS SIGNATURE CLASS (11/01/04)                                           6.25    11.78    27.20
 SELECT (12/30/02)                                                             6.86    12.41    27.85
 PREFERRED (12/30/02)                                                          6.97    12.58    27.99
Principal Global Investors Large Cap Diversified Equity Composite
 S&P 500 Index                                                                 4.91    10.87    28.67       -11.88     -9.11
 Morningstar Large Blend Category Average                                      5.77     9.96    26.72       -13.68     -6.97

LARGECAP GROWTH FUND
 ADVISORS SELECT (12/06/00)                                                   10.79     8.74    23.83       -28.84    -24.75
  ADVISORS PREFERRED (12/06/00)                                                                 28.66///(1)/-28.80    -24.65
                                                                              11.09     8.72
 ADVISORS SIGNATURE CLASS (11/01/04)                                                            28.26///(1)/-29.02    -24.88
                                                                              10.79     8.44
 SELECT/ /(12/06/00)                                                                            26.52///(2)/-28.61    -24.54
                                                                              11.37     8.85
 PREFERRED/ /(12/06/00)                                                       11.54     9.01    24.24       -28.47    -24.54
Columbus Circle Investors Large Capitalization Composite /(//3//)/
 Russell 1000 Growth Index                                                     5.26     6.30    29.76       -27.88    -20.42
 Morningstar Large Growth Category Average                                     6.46     7.64    28.55       -27.73    -23.63

LARGECAP S&P 500 INDEX FUND
 ADVISORS SELECT (12/06/00)                                                    3.92     9.80    27.20       -22.89    -12.58
  ADVISORS PREFERRED (12/06/00)                                                4.11     9.93    27.43       -22.67    -12.52
 ADVISORS SIGNATURE CLASS (11/01/04)                                           3.68     9.65    27.03       -22.91    -12.80
 SELECT (12/06/00)                                                             4.41    10.06    27.82       -22.61    -12.27
 PREFERRED (12/06/00)                                                          4.51    10.28    27.69       -22.18    -12.16
Principal Global Investors S&P 500 Index Composite
 S&P 500 Index                                                                 4.91    10.87    28.67       -22.11    -11.88
 Morningstar Large Blend Category Average                                      5.77     9.96    26.72       -22.02    -13.68

LARGECAP VALUE FUND
 ADVISORS SELECT (12/06/00)                                                    6.05    11.69    25.14       -13.56     -7.80
  ADVISORS PREFERRED (12/06/00)                                                6.16    12.06    24.77       -13.32     -7.73
 ADVISORS SIGNATURE CLASS (11/01/04)                                           5.91    11.72    24.39       -13.59     -8.02
 SELECT/ /(12/06/00)                                                           6.35    12.08    25.00       -13.25     -7.55
 PREFERRED (12/06/00)                                                          6.54    12.14    25.63       -13.14     -7.44
Principal Global Investors Large Cap Value Composite
 Russell 1000 Value Index                                                      7.05    16.49    30.03       -15.52     -5.59
 Morningstar Large Value Category Average                                      5.88    12.91    28.40       -18.92     -5.37
                                                                             --------------------------------------------------

/(//1//)/
 During 2003, the Fund processed a significant (relative to the class) "As of" transaction that resulted in a gain to the remaining shareholders of the class. Had this gain not been recognized, the total return shown would have been lower.
//
/(2)/
 During 2003, the Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small positions, the total return shown is greater than it would have been without the redemption.
/ //(//3//)/
 CCI began sub-advising the Fund on 01/05/05. The performance of the accounts represented in this composite does not reflect CCI's use of "estimated tracking error" in controlling investment risk, a tool CCI will use with the Fund under certain circumstances.
 Tracking error is a statistical estimate of the difference over the next twelve months between the Fund's return and the return of the Fund's benchmark or index. When employed, this risk control tool could increase or decrease, depending on market conditions, the return the Fund might otherwise achieve.




                                                                        2000     1999     1998     1997      1996
                                                                      ----------------------------------------------
DISCIPLINED LARGECAP BLEND FUND
 ADVISORS SELECT (12/30/02)
  ADVISORS PREFERRED (12/30/02)
 ADVISORS SIGNATURE CLASS (11/01/04)
 SELECT (12/30/02)
 PREFERRED (12/30/02)
Principal Global Investors Large Cap Diversified Equity Composite
 S&P 500 Index                                                          21.04    28.58    33.36    22.96     37.58
 Morningstar Large Blend Category Average                               19.72    21.95    27.43    20.37     31.99

LARGECAP GROWTH FUND
 ADVISORS SELECT (12/06/00)
  ADVISORS PREFERRED (12/06/00)
 ADVISORS SIGNATURE CLASS (11/01/04)
 SELECT/ /(12/06/00)
 PREFERRED/ /(12/06/00)
Columbus Circle Investors Large Capitalization Composite /(//3//)/
 Russell 1000 Growth Index                                             -22.42    33.16    38.71    30.49     23.12
 Morningstar Large Growth Category Average                             -14.09    39.72    33.56    25.00     18.95

LARGECAP S&P 500 INDEX FUND
 ADVISORS SELECT (12/06/00)
  ADVISORS PREFERRED (12/06/00)
 ADVISORS SIGNATURE CLASS (11/01/04)
 SELECT (12/06/00)
 PREFERRED (12/06/00)
Principal Global Investors S&P 500 Index Composite
 S&P 500 Index                                                          -9.11    21.04    28.58    33.36     22.96
 Morningstar Large Blend Category Average                               -6.97    19.72    21.95    27.43     20.37

LARGECAP VALUE FUND
 ADVISORS SELECT (12/06/00)
  ADVISORS PREFERRED (12/06/00)
 ADVISORS SIGNATURE CLASS (11/01/04)
 SELECT/ /(12/06/00)
 PREFERRED (12/06/00)
Principal Global Investors Large Cap Value Composite
 Russell 1000 Value Index                                                7.02     7.35    15.63    35.18     21.64
 Morningstar Large Value Category Average                                5.47     6.63    13.10    27.01     20.79
                                                                      ----------------------------------------------

/(//1//)/
 During 2003, the Fund processed a significant (relative to the class) "As of" transaction that resulted in a gain to the remaining shareholders of the class. Had this gain not been recognized, the total return shown would have been lower.
//
/(2)/
 During 2003, the Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small positions, the total return shown is greater than it would have been without the redemption.
/ //(//3//)/
 CCI began sub-advising the Fund on 01/05/05. The performance of the accounts represented in this composite does not reflect CCI's use of "estimated tracking error" in controlling investment risk, a tool CCI will use with the Fund under certain circumstances.
 Tracking error is a statistical estimate of the difference over the next twelve months between the Fund's return and the return of the Fund's benchmark or index. When employed, this risk control tool could increase or decrease, depending on market conditions, the return the Fund might otherwise achieve.




                                                            AVERAGE ANNUAL TOTAL RETURNS
                                                            (THROUGH DECEMBER 31, 2005)

                                                                                        LIFE
                                                      YTD   1 YR  3 YR   5 YR   10 YR  OF FUND       2005
                                                      ------------------------------------------     ------
PARTNERS LARGECAP BLEND FUND
 ADVISORS SELECT (12/06/00)                           4.08  4.08  11.99   1.44   N/A     1.83        4.08
  ADVISORS PREFERRED (12/06/00)                       4.24  4.24  12.16   1.64   N/A     2.00        4.24
 ADVISORS SIGNATURE CLASS (11/01/04)                  3.91  3.91  11.77   1.30   N/A     1.65        3.91
 SELECT/ /(12/06/00)                                  4.41  4.41  12.48   1.86   N/A     2.22        4.41
 PREFERRED (12/06/00)                                 4.54  4.54  12.47   1.90   N/A     2.26        4.54
T. Rowe Price U.S. Structured Research
Strategy/(//1//)//(//2//)/                                        16.05   2.13   N/A
 S&P 500 Index                                        4.91  4.91  14.38   0.54  9.07     0.54        4.91
 Morningstar Large Blend Category Average             5.77  5.77  14.00   0.50  8.12     0.67        5.77

PARTNERS LARGECAP BLEND FUND I
 ADVISORS SELECT (12/06/00)                           5.37  5.37  13.76  -1.93   N/A    -2.27        5.37
  ADVISORS PREFERRED (12/06/00)                       5.65  5.65  14.03  -1.72   N/A    -2.07        5.65
 ADVISORS SIGNATURE CLASS (11/01/04)                  5.24  5.24  13.67  -2.03   N/A    -2.38        5.24
 SELECT/ /(12/06/00)                                  5.73  5.73  14.18  -1.57   N/A    -1.92        5.73
 PREFERRED (12/06/00)                                 5.85  5.85  14.36  -1.43   N/A    -1.78        5.85
Goldman Sachs Large Cap Blend Composite /(//3//)/                         1.90  9.92
Wellington LargeCap Blend Composite/ //(//4//)/                          -1.61  8.55
 S&P 500 Index                                        4.91  4.91  14.38   0.54  9.07     0.54        4.91
 Morningstar Large Blend Category Average             5.77  5.77  14.00   0.50  8.12     0.67        5.77

PARTNERS LARGECAP GROWTH FUND
 ADVISORS SELECT (12/30/02)                           2.59  2.59   8.64    N/A   N/A     8.63        2.59
  ADVISORS PREFERRED (12/30/02)                       2.75  2.75   8.81    N/A   N/A     8.80        2.75
 ADVISORS SIGNATURE CLASS (11/01/04)                  2.47  2.47   8.47    N/A   N/A     8.46        2.47
 SELECT/ /(12/30/02)                                  3.07  3.07   9.07    N/A   N/A     9.06        3.07
 PREFERRED (12/30/02)                                 3.15  3.15   9.19    N/A   N/A     9.18        3.15
GMO Growth Composite/(//5//)/                                     11.76  -3.33  8.22
 Russell 1000 Growth Index                            5.26  5.26  13.23  -3.58  6.73    13.23        5.26
 S&P 500 Index                                        4.91  4.91  14.38   0.54  9.07    14.39        4.91
 Morningstar Large Growth Category Average            6.46  6.46  13.88  -3.36  6.95    14.01        6.46

                                                      ------------------------------------------     ------
                                                                           ANNUAL TOTAL RETURNS
                                                                         (YEAR ENDED DECEMBER 31)


                                                      2004   2003    2002    2001   2000   1999   1998   1997    1996
                                                      -----------------------------------------------------------------
PARTNERS LARGECAP BLEND FUND
 ADVISORS SELECT (12/06/00)                            9.41  23.36  -16.96   -7.90
  ADVISORS PREFERRED (12/06/00)                        9.72  23.36  -16.82   -7.57
 ADVISORS SIGNATURE CLASS (11/01/04)                   9.39  22.84  -17.02   -7.95
 SELECT/ /(12/06/00)                                   9.91  24.00  -16.61   -7.58
 PREFERRED (12/06/00)                                  9.95  23.77  -16.52   -7.47
T. Rowe Price U.S. Structured Research
Strategy/(//1//)//(//2//)/
 S&P 500 Index                                        10.87  28.67  -22.11  -11.88  -9.11  21.04  28.58  33.36   22.96
 Morningstar Large Blend Category Average              9.96  26.72  -22.02  -13.68  -6.97  19.72  21.95  27.43   20.37

PARTNERS LARGECAP BLEND FUND I
 ADVISORS SELECT (12/06/00)                           10.09  26.92  -25.35  -17.44
  ADVISORS PREFERRED (12/06/00)                       10.22  27.31  -25.31  -17.20
 ADVISORS SIGNATURE CLASS (11/01/04)                   9.95  26.92  -25.54  -17.46
 SELECT/ /(12/06/00)                                  10.52  27.38  -25.17  -17.04
 PREFERRED (12/06/00)                                 10.64  27.70  -25.08  -16.94
Goldman Sachs Large Cap Blend Composite /(//3//)/
Wellington LargeCap Blend Composite/ //(//4//)/
 S&P 500 Index                                        10.87  28.67  -22.11  -11.88  -9.11  21.04  28.58  33.36   22.96
 Morningstar Large Blend Category Average              9.96  26.72  -22.02  -13.68  -6.97  19.72  21.95  27.43   20.37

PARTNERS LARGECAP GROWTH FUND
 ADVISORS SELECT (12/30/02)                            1.95  22.60
  ADVISORS PREFERRED (12/30/02)                        2.11  22.80
 ADVISORS SIGNATURE CLASS (11/01/04)                   1.75  22.42
 SELECT/ /(12/30/02)                                   2.35  23.00
 PREFERRED (12/30/02)                                  2.43  23.20
GMO Growth Composite/(//5//)/
 Russell 1000 Growth Index                             6.30  29.76  -20.42  -22.42  33.16  38.71  30.49  23.12   37.19
 S&P 500 Index                                        10.87  28.67  -11.88   -9.11  21.04  28.58  33.36  22.96   37.58
 Morningstar Large Growth Category Average             7.64  28.55  -23.63  -14.09  39.72  33.56  25.00  18.95   32.27

                                                      -----------------------------------------------------------------



/(//1//)/ T. Rowe Price began sub-advising the Fund on 03/09/04
//
/(//2//) //
 /The performance information provided by T. Rowe Associates, Inc. ("T. Rowe") is not that of a composite, but is the total return performance of the T. Rowe Price Capital Opportunity Fund (the "T. Rowe Fund"), which is managed in a substantially similar fashion to the Partners LargeCap Blend Fund T. Rowe Price believes the T. Rowe Fund's prior performance is the most appropriate measure of its investment record in the strategy. The T. Rowe Fund's investment performance prior to May 1, 1999 reflects the T. Rowe Fund's prior investment program. It does not represent the historical performance of the Principal Partners LargeCap Blend Fund and should not be interpreted as indicative of its future performance.
//
/(//3//)/ Goldman began sub-advising the Fund on 12/16/02
//
/(//4//)/ Wellington began sub-advising the Fund on 12/16/02
//
/(//5//)/ GMO began sub-advising the Fund on 03/09/04




                                                          1-800-547-7754

 PERFORMANCE RESULTS - DOMESTIC STOCKS - LARGECAP FUNDS

                                                            AVERAGE ANNUAL TOTAL RETURNS
                                                            (THROUGH DECEMBER 31, 2005)

                                                                                        LIFE
                                                      YTD   1 YR  3 YR   5 YR   10 YR  OF FUND       2005
                                                      ------------------------------------------     ------
PARTNERS LARGECAP GROWTH FUND I
 ADVISORS SELECT (12/06/00)                           6.91  6.91  12.61  -2.79    N/A   -3.89        6.91
  ADVISORS PREFERRED (12/06/00)                       7.14  7.14  12.79  -2.29    N/A   -3.41        7.14
 ADVISORS SIGNATURE CLASS (11/01/04)                  6.59  6.59  12.40  -2.90    N/A   -4.01        6.59
 SELECT/ /(12/06/00)                                  7.19  7.19  12.97  -2.43    N/A   -3.54        7.19
 PREFERRED/ /(12/06/00)                               7.39  7.39  13.15  -2.24    N/A   -3.38        7.39
T. Rowe Price Institutional Large Cap Growth
Strategy Composite /(//1//)//(//2//)/                             18.34    N/A    N/A
 Russell 1000 Growth Index                            5.26  5.26  13.23  -3.58   6.73   -3.58        5.26
 Morningstar Large Growth Category Average            6.46  6.46  13.88  -3.36   6.95   -3.07        6.46

PARTNERS LARGECAP GROWTH FUND II
 ADVISORS SELECT (12/06/00)                           3.91  3.91  12.16  -3.29    N/A   -4.39        3.91
  ADVISORS PREFERRED (12/06/00)                       4.14  4.14  12.29  -3.13    N/A   -4.23        4.14
 ADVISORS SIGNATURE CLASS (11/01/04)                  3.80  3.80  12.04  -3.42    N/A   -4.51        3.80
 SELECT (12/06/00)                                    4.23  4.23  12.52  -2.96    N/A   -4.05        4.23
 PREFERRED (12/06/00)                                 4.47  4.47  12.64  -2.87    N/A   -3.96        4.47
American Century Large Cap Growth Equity Composite                               7.26
 Russell 1000 Growth Index                            5.26  5.26  13.23  -3.58   6.73   -3.58        5.26
 Morningstar Large Growth Category Average            6.46  6.46  13.88  -3.36   6.95   -3.07        6.46

PARTNERS LARGECAP VALUE FUND
 ADVISORS SELECT (12/06/00)                           4.40  4.40  14.13   6.02    N/A    6.93        4.40
  ADVISORS PREFERRED (12/06/00)                       4.67  4.67  14.35   6.68    N/A    7.59        4.67
 ADVISORS SIGNATURE CLASS (11/01/04)                  4.23  4.23  13.95   5.80    N/A    6.70        4.23
 SELECT (12/06/00)                                    4.82  4.82  14.55   6.40    N/A    7.31        4.82
 PREFERRED/ /(12/06/00)                               5.00  5.00  14.70   6.57    N/A    7.46        5.00
 Russell 1000 Value Index                             7.05  7.05  17.49   5.28  10.94    5.28        7.05
 Morningstar Large Value Category Average             5.88  5.88  15.58   3.96   8.85    4.05        5.88

                                                      ------------------------------------------     ------
                                                                            ANNUAL TOTAL RETURNS
                                                                          (YEAR ENDED DECEMBER 31)


                                                      2004   2003    2002    2001    2000   1999   1998   1997    1996
                                                      ------------------------------------------------------------------
PARTNERS LARGECAP GROWTH FUND I
 ADVISORS SELECT (12/06/00)                            8.39  23.22  -28.41  -15.07
  ADVISORS PREFERRED (12/06/00)                        8.64  23.26  -27.10  -14.86
 ADVISORS SIGNATURE CLASS (11/01/04)                   8.37  22.92  -28.40  -15.07
 SELECT/ /(12/06/00)                                   8.88  23.54  -28.06  -14.75
 PREFERRED/ /(12/06/00)                                8.97  23.77  -27.87  -14.54
T. Rowe Price Institutional Large Cap Growth
Strategy Composite /(//1//)//(//2//)/
 Russell 1000 Growth Index                             6.30  29.76  -27.88  -20.42  -22.42  33.16  38.71  30.49   23.12
 Morningstar Large Growth Category Average             7.64  28.55  -27.73  -23.63  -14.09  39.72  33.58  25.00   18.95

PARTNERS LARGECAP GROWTH FUND II
 ADVISORS SELECT (12/06/00)                            8.66  24.96  -26.52  -18.40
  ADVISORS PREFERRED (12/06/00)                        8.76  25.00  -26.33  -18.20
 ADVISORS SIGNATURE CLASS (11/01/04)                   8.43  24.98  -26.61  -18.61
 SELECT (12/06/00)                                     8.99  25.42  -26.17  -18.18
 PREFERRED (12/06/00)                                  8.83  25.71  -26.14  -18.08
American Century Large Cap Growth Equity Composite
 Russell 1000 Growth Index                             6.30  29.76  -27.88  -20.42  -22.42  33.16  38.71  30.49   23.12
 Morningstar Large Growth Category Average             7.64  28.55  -27.73  -23.63  -14.09  39.72  33.56  25.00   18.95

PARTNERS LARGECAP VALUE FUND
 ADVISORS SELECT (12/06/00)                           12.60  26.46  -14.14    4.96
  ADVISORS PREFERRED (12/06/00)                       12.71  26.74  -12.10    5.14
 ADVISORS SIGNATURE CLASS (11/01/04)                  12.33  26.37  -14.34    4.61
 SELECT (12/06/00)                                    12.94  26.98  -13.96    5.42
 PREFERRED/ /(12/06/00)                               13.10  27.08  -13.61    5.45
 Russell 1000 Value Index                             16.49  30.03  -15.52   -5.59    7.02   7.35  15.63  35.18   21.64
 Morningstar Large Value Category Average             12.91  28.40  -18.92   -5.37    5.47   6.63  13.10  27.01   20.79

                                                      ------------------------------------------------------------------

/ //(//1//)/ T. Rowe Price began sub-advising the Fund on 8/24/04
///(//2//) //
 /The performance information provided by T. Rowe Price Associates, Inc. ("T. Rowe Price") is not that of a composite, but is the total return performance of the T. Rowe Price Institutional Large Cap Growth Fund ("T. Rowe Fund"), which is managed in a substantially similar fashion to the Partners LargeCap Growth Fund I T. Rowe Price believes the T. Rowe Fund's prior performance is the most appropriate measure of its investment record in the strategy. It does not represent the historical performance of the
 Principal Partners Equity Growth Fund and should not be interpreted as indicative of its future performance.

PERFORMANCE RESULTS - DOMESTIC STOCKS - LARGECAP FUNDS


                             AVERAGE ANNUAL TOTAL RETURNS
                              (THROUGH DECEMBER 31, 2005)

                                                         LIFE
                        YTD   1 YR  3 YR   5 YR  10 YR  OF FUND       2005
                        -----------------------------------------     ------
PARTNERS LARGECAP
VALUE FUND I
 ADVISORS SELECT
 (06/01/04)             9.05  9.05    N/A   N/A    N/A   13.56        9.05
 ADVISORS PREFERRED
 (06/01/04)             9.24  9.24    N/A   N/A    N/A   13.76        9.24
 ADVISORS SIGNATURE
 CLASS/ /(11/01/04)     8.97  8.97    N/A   N/A    N/A   13.43        8.97
 SELECT (06/01/04)      9.44  9.44    N/A   N/A    N/A   13.97        9.44
 PREFERRED (06/01/04)   9.65  9.65    N/A   N/A    N/A   14.18        9.65
UBS U.S. Large Cap
Value Equity Composite              17.71  7.31    N/A
 Russell 1000 Value
 Index                  7.05  7.05  17.49  5.28  10.94   13.87        7.05
 Morningstar Large
 Value Category
 Average                5.88  5.88  15.58  3.96   8.85   11.26        5.88

PARTNERS LARGECAP
VALUE FUND II
 ADVISORS SELECT
 CLASS/ /(12/29/04)     3.32  3.32    N/A   N/A    N/A    3.41        3.32
 ADVISORS PREFERRED
 CLASS/ /(12/29/04)     3.60  3.60    N/A   N/A    N/A    3.68        3.60
 ADVISORS SIGNATURE
 CLASS/ /(12/29/04)     3.19  3.19    N/A   N/A    N/A    3.27        3.19
 SELECT CLASS/
 /(12/29/04)            3.69  3.69    N/A   N/A    N/A    3.78        3.69
 PREFERRED CLASS
 (12/29/04)             4.02  4.02    N/A   N/A    N/A    4.10        4.02
American Century Large
Cap Value Composite                 15.27  7.23    N/A
 Russell 1000 Value
 Index                  7.05  7.05  17.49  5.28  10.94    7.05        7.05
 Morningstar Large
 Value Category
 Average                5.88  5.88  15.58  3.96   8.85    5.80        5.88

                        -----------------------------------------     ------
                                            ANNUAL TOTAL RETURNS
                                          (YEAR ENDED DECEMBER 31)


                        2004   2003    2002   2001   2000  1999  1998   1997    1996
                        --------------------------------------------------------------
PARTNERS LARGECAP
VALUE FUND I
 ADVISORS SELECT
 (06/01/04)
 ADVISORS PREFERRED
 (06/01/04)
 ADVISORS SIGNATURE
 CLASS/ /(11/01/04)
 SELECT (06/01/04)
 PREFERRED (06/01/04)
UBS U.S. Large Cap
Value Equity Composite
 Russell 1000 Value     16.49  30.03  -15.52  -5.59  7.02  7.35  15.63  35.18   38.35
 Index
 Morningstar Large      12.91  28.40  -18.92  -5.37  5.47  6.63  13.10  27.01   32.28
 Value Category
 Average

PARTNERS LARGECAP
VALUE FUND II
 ADVISORS SELECT
 CLASS/ /(12/29/04)
 ADVISORS PREFERRED
 CLASS/ /(12/29/04)
 ADVISORS SIGNATURE
 CLASS/ /(12/29/04)
 SELECT CLASS/
 /(12/29/04)
 PREFERRED CLASS
 (12/29/04)
American Century Large
Cap Value Composite
 Russell 1000 Value     16.49  30.03  -15.52  -5.59  7.02  7.35  15.63  35.18   38.35
 Index
 Morningstar Large      12.91  28.40  -18.92  -5.37  5.47  6.63  13.10  27.01   32.28
 Value Category
 Average

                        --------------------------------------------------------------





266                                              Principal Investors Fund
                                                          1-800-547-7754

PERFORMANCE RESULTS - DOMESTIC STOCKS - MIDCAP FUNDS


                                                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                                                  (THROUGH DECEMBER 31, 2005)

                                                                                                                      LIFE
                                                                     YTD     1 YR     3 YR        5 YR     10 YR    OF FUND
                                                                   ------------------------------------------------------------
MIDCAP BLEND FUND
 ADVISORS SELECT (12/06/00)                                          8.46     8.46    18.40        7.71      N/A     8.48
  ADVISORS PREFERRED (12/06/00)                                      8.58     8.58    18.64        7.92      N/A     8.71
 ADVISORS SIGNATURE CLASS/ /(11/01/04)                               8.28     8.28    18.27        7.58      N/A     8.37
 SELECT/ /(12/06/00)                                                                  19.26///(1)/                  9.11///(1)/
                                                                     8.81     8.81                 8.32      N/A
 PREFERRED/ /(12/06/00)                                              8.94     8.94    18.96        8.23      N/A     9.02
Principal Global Investors Mid Cap Blend Composite                                                         11.60
 Russell Midcap Index                                               12.65    12.65    23.79        8.45    12.49     8.45
 Morningstar Mid-Cap Blend Category Average                          9.21     9.21    20.10        8.14    11.74     8.29

MIDCAP GROWTH FUND
 ADVISORS SELECT (12/06/00)                                         12.62    12.62    17.59       -6.43      N/A    -7.05
  ADVISORS PREFERRED (12/06/00)                                     12.69    12.69    17.84       -6.26      N/A    -6.87
 ADVISORS SIGNATURE CLASS/ /(11/01/04)                              12.54    12.54    17.54       -6.52      N/A    -7.13
 SELECT/ /(12/06/00)                                                13.09    13.09    18.05       -6.09      N/A    -6.70
 PREFERRED/ /(12/06/00)                                             13.19    13.19    18.19       -5.98      N/A    -6.59
Columbus Circle Investors Mid Capitalization Composite/(//2//)/     13.30    13.30    21.66        3.02    13.70
 Russell Midcap Growth Index                                        12.10    12.10    22.70        1.38     9.27     1.38
 Morningstar Mid-Cap Growth Category Average                         9.70     9.70    19.13        0.01     8.48     0.27

MIDCAP S&P 400 INDEX FUND
 ADVISORS SELECT (12/06/00)                                         11.37    11.37    19.90        7.39      N/A     7.97
  ADVISORS PREFERRED (12/06/00)                                     11.62    11.62    20.17        7.58      N/A     8.17
 ADVISORS SIGNATURE CLASS/ /(11/01/04)                              11.29    11.29    19.79        7.25      N/A     7.83
 SELECT/ /(12/06/00)                                                11.81    11.81    20.30        7.76      N/A     8.35
 PREFERRED/ /(12/06/00)                                             11.92    11.92    20.47        7.91      N/A     8.48
 S&P MidCap 400 Index                                               12.55    12.55    21.13        8.59    14.35     8.60
 Morningstar Mid-Cap Blend Category Average                          9.21     9.21    20.10        8.14    11.74     8.29

MIDCAP VALUE FUND
 ADVISORS SELECT (12/06/00)                                         12.15    12.15    18.21        9.25      N/A    10.27
  ADVISORS PREFERRED (12/06/00)                                     12.28    12.28    18.39        9.34      N/A    10.36
 ADVISORS SIGNATURE CLASS (11/01/04)                                11.98    11.98    18.02        9.00      N/A    10.02
 SELECT/ /(12/06/00)                                                12.49    12.49    18.59        9.35      N/A    10.38
 PREFERRED/ /(12/06/00)                                             12.70    12.70    18.72        9.56      N/A    10.59
Principal Global Investors Mid Cap Value Composite                                                         10.08
 Russell Midcap Value Index                                         12.65    12.65    24.38       12.21    13.65    12.21
 Morningstar Mid-Cap Value Category Average                          8.41     8.41    20.46        9.36    11.39    10.05
                                                                   ------------------------------------------------------------

/ //(//1//)/
 During 2003, the Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small portions, the total return shown is greater than it would have been without the redemption.
/ //(//2//)/
 CCI began sub-advising the Fund on 01/05/05. The performance of the accounts represented in this composite does not reflect CCI's use of "estimated tracking error" in controlling investment risk, a tool CCI will use with the Fund under certain circumstances.
 Tracking error is a statistical estimate of the difference over the next twelve months between the Fund's return and the return of the Fund's benchmark or index. When employed, this risk control tool could increase or decrease, depending on market conditions, the return the Fund might otherwise achieve.
                                                                                                 ANNUAL TOTAL RETURNS
                                                                                               (YEAR ENDED DECEMBER 31)


                                                                           2005     2004     2003         2002      2001
                                                                          --------------------------------------------------
MIDCAP BLEND FUND
 ADVISORS SELECT (12/06/00)                                                 8.46    16.79    31.03        -9.07     -3.93
  ADVISORS PREFERRED (12/06/00)                                             8.58    17.21    31.21        -8.91     -3.76
 ADVISORS SIGNATURE CLASS/ /(11/01/04)                                      8.28    16.79    30.81        -9.19     -4.06
 SELECT/ /(12/06/00)                                                                         33.02///(1)/ -8.75     -3.67
                                                                            8.81    17.20
 PREFERRED/ /(12/06/00)                                                     8.94    17.40    31.62        -8.63     -3.46
Principal Global Investors Mid Cap Blend Composite                   -
 Russell Midcap Index                                                      12.65    20.22    40.08       -16.19     -5.63
 Morningstar Mid-Cap Blend Category Average                                 9.21    16.00    36.42       -17.08     -4.96

MIDCAP GROWTH FUND
 ADVISORS SELECT (12/06/00)                                                12.62     9.65    31.65       -40.85    -25.40
  ADVISORS PREFERRED (12/06/00)                                            12.69     9.96    32.06       -40.79    -25.29
 ADVISORS SIGNATURE CLASS/ /(11/01/04)                                     12.54     9.59    31.65       -40.98    -25.53
 SELECT/ /(12/06/00)                                                       13.09    10.09    32.14       -40.68    -25.16
 PREFERRED/ /(12/06/00)                                                    13.19    10.04    32.54       -40.54    -25.16
Columbus Circle Investors Mid Capitalization Composite/(//2//)/
 Russell Midcap Growth Index                                               12.10    15.48    42.72       -27.40    -20.16
 Morningstar Mid-Cap Growth Category Average                                9.70    12.93    36.09       -27.53    -21.28

MIDCAP S&P 400 INDEX FUND
 ADVISORS SELECT (12/06/00)                                                11.37    15.32    34.19       -15.84     -1.53
  ADVISORS PREFERRED (12/06/00)                                            11.62    15.51    34.58       -15.71     -1.45
 ADVISORS SIGNATURE CLASS/ /(11/01/04)                                     11.29    15.13    34.17       -15.97     -1.75
 SELECT/ /(12/06/00)                                                       11.81    15.71    34.56       -15.53     -1.17
 PREFERRED/ /(12/06/00)                                                    11.92    15.89    34.82       -15.44     -1.06
 S&P MidCap 400 Index                                                      12.55    16.47    35.59       -14.53     -0.60
 Morningstar Mid-Cap Blend Category Average                                 9.21    16.00    36.42       -17.08     -4.96

MIDCAP VALUE FUND
 ADVISORS SELECT (12/06/00)                                                12.15    15.80    27.20        -8.28      2.72
  ADVISORS PREFERRED (12/06/00)                                            12.28    16.05    27.35        -8.49      2.90
 ADVISORS SIGNATURE CLASS (11/01/04)                                       11.98    15.64    26.96        -8.77      2.58
 SELECT/ /(12/06/00)                                                       12.49    16.20    27.60        -9.06      3.09
 PREFERRED/ /(12/06/00)                                                    12.70    16.32    27.65        -8.67      3.30
Principal Global Investors Mid Cap Value Composite
 Russell Midcap Value Index                                                12.65    23.71    38.06        -9.65      2.34
 Morningstar Mid-Cap Value Category Average                                 8.41    17.90    34.38       -12.91      6.40
                                                                          --------------------------------------------------

/ //(//1//)/
 During 2003, the Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small portions, the total return shown is greater than it would have been without the redemption.
/ //(//2//)/
 CCI began sub-advising the Fund on 01/05/05. The performance of the accounts represented in this composite does not reflect CCI's use of "estimated tracking error" in controlling investment risk, a tool CCI will use with the Fund under certain circumstances.
 Tracking error is a statistical estimate of the difference over the next twelve months between the Fund's return and the return of the Fund's benchmark or index. When employed, this risk control tool could increase or decrease, depending on market conditions, the return the Fund might otherwise achieve.




                                                                     2000     1999     1998     1997      1996
                                                                   ----------------------------------------------
MIDCAP BLEND FUND
 ADVISORS SELECT (12/06/00)
  ADVISORS PREFERRED (12/06/00)
 ADVISORS SIGNATURE CLASS/ /(11/01/04)
 SELECT/ /(12/06/00)
 PREFERRED/ /(12/06/00)
Principal Global Investors Mid Cap Blend Composite
 Russell Midcap Index                                                 8.25    18.23    10.10    29.01     19.00
 Morningstar Mid-Cap Blend Category Average                           3.37    18.70     6.77    26.45     20.44

MIDCAP GROWTH FUND
 ADVISORS SELECT (12/06/00)
  ADVISORS PREFERRED (12/06/00)
 ADVISORS SIGNATURE CLASS/ /(11/01/04)
 SELECT/ /(12/06/00)
 PREFERRED/ /(12/06/00)
Columbus Circle Investors Mid Capitalization Composite/(//2//)/
 Russell Midcap Growth Index                                        -11.74    51.29    17.86    22.54     17.48
 Morningstar Mid-Cap Growth Category Average                         -6.90    63.90    17.51    17.05     16.99

MIDCAP S&P 400 INDEX FUND
 ADVISORS SELECT (12/06/00)
  ADVISORS PREFERRED (12/06/00)
 ADVISORS SIGNATURE CLASS/ /(11/01/04)
 SELECT/ /(12/06/00)
 PREFERRED/ /(12/06/00)
 S&P MidCap 400 Index                                                17.51    14.72    19.11    32.25     19.20
 Morningstar Mid-Cap Blend Category Average                           3.37    18.70     6.77    26.45     20.44

MIDCAP VALUE FUND
 ADVISORS SELECT (12/06/00)
  ADVISORS PREFERRED (12/06/00)
 ADVISORS SIGNATURE CLASS (11/01/04)
 SELECT/ /(12/06/00)
 PREFERRED/ /(12/06/00)
Principal Global Investors Mid Cap Value Composite
 Russell Midcap Value Index                                          19.18    -0.11     5.09    34.37     20.26
 Morningstar Mid-Cap Value Category Average                          16.82     7.78     3.92    26.04     20.50
                                                                   ----------------------------------------------

/ //(//1//)/
 During 2003, the Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small portions, the total return shown is greater than it would have been without the redemption.
/ //(//2//)/
 CCI began sub-advising the Fund on 01/05/05. The performance of the accounts represented in this composite does not reflect CCI's use of "estimated tracking error" in controlling investment risk, a tool CCI will use with the Fund under certain circumstances.
 Tracking error is a statistical estimate of the difference over the next twelve months between the Fund's return and the return of the Fund's benchmark or index. When employed, this risk control tool could increase or decrease, depending on market conditions, the return the Fund might otherwise achieve.





Principal Investors Fund                                              267
www.principal.com

268                                              Principal Investors Fund
                                                          1-800-547-7754

PERFORMANCE RESULTS - DOMESTIC STOCKS - MIDCAP FUNDS


                               AVERAGE ANNUAL TOTAL RETURNS
                               (THROUGH DECEMBER 31, 2005)

                                                            LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR  OF FUND       2005
                        --------------------------------------------     -------
PARTNERS MIDCAP GROWTH
FUND
 ADVISORS SELECT
 (12/06/00)             11.33  11.33  22.39  -2.31   N/A    -3.14        11.33
 ADVISORS PREFERRED
 (12/06/00)             11.43  11.43  22.55  -1.86   N/A    -2.71        11.43
 ADVISORS SIGNATURE
 CLASS (11/01/04)       11.17  11.17  22.15  -2.17   N/A    -3.03        11.17
 SELECT/ /(12/06/00)    11.74  11.74  22.78  -1.94   N/A    -2.79        11.74
 PREFERRED/
 /(12/06/00)            11.88  11.88  23.08  -1.75   N/A    -2.61        11.88
 Russell Midcap Growth
 Index                  12.10  12.10  22.70   1.38  9.27     0.73        12.10
 Morningstar Mid-Cap
 Growth Category
 Average                 9.70   9.70  19.13   0.01  8.48    -0.56         9.70

PARTNERS MIDCAP GROWTH
FUND I (12/29/03)
 ADVISORS SELECT
 (06/01/04)             12.78  12.78    N/A    N/A   N/A    13.85        12.78
 ADVISORS PREFERRED
 (06/01/04)             12.94  12.94    N/A    N/A   N/A    14.08        12.94
 ADVISORS SIGNATURE
 CLASS (11/01/04)       12.65  12.65    N/A    N/A   N/A    11.82        12.65
 SELECT (06/01/04)      13.20  13.20    N/A    N/A   N/A    14.31        13.20
 PREFERRED/
 /(06/01/04)            13.35  13.35    N/A    N/A   N/A    14.54        13.35
Mellon Mid Cap Growth
Composite                             21.60   2.04   N/A
 Russell Midcap Growth
 Index                  12.10  12.10  22.70   1.38  9.27    14.63        12.10
 Morningstar Mid-Cap
 Growth Category
 Average                 9.70   9.70  19.13   0.01  8.48    12.92         9.70

PARTNERS MIDCAP GROWTH
FUND II
 ADVISORS SELECT CLASS
 (12/29/04)             13.34  13.34    N/A    N/A   N/A    13.15        13.34
 ADVISORS PREFERRED
 CLASS (12/29/04)       13.54  13.54    N/A    N/A   N/A    13.35        13.54
 ADVISORS SIGNATURE
 CLASS (12/29/04)       13.24  13.24    N/A    N/A   N/A    13.05        13.24
 SELECT CLASS
 (12/29/04)             13.64  13.64    N/A    N/A   N/A    13.45        13.64
 PREFERRED CLASS
 (12/29/04)             13.84  13.84    N/A    N/A   N/A    13.65        13.84
Fidelity Mid Cap
Growth Composite        13.56  13.56  22.89    N/A   N/A
 Russell Midcap Growth
 Index                  12.10  12.10  22.70   1.38  9.27    12.10        12.10
 Morningstar Mid-Cap
 Growth Category         9.70   9.70  19.13   0.01  8.48     9.72         9.70
 Average
                        --------------------------------------------     -------

                                              ANNUAL TOTAL RETURNS
                                            (YEAR ENDED DECEMBER 31)


                        2004   2003    2002    2001    2000   1999   1998   1997    1996
                        ------------------------------------------------------------------
PARTNERS MIDCAP GROWTH
FUND
 ADVISORS SELECT        11.33  47.93  -32.58  -28.04
 (12/06/00)
 ADVISORS PREFERRED     11.63  47.97  -31.43  -27.85
 (12/06/00)
 ADVISORS SIGNATURE     11.14  47.52  -31.65  -28.07
 CLASS (11/01/04)
 SELECT/ /(12/06/00)    11.73  48.24  -32.19  -27.75
 PREFERRED/             11.91  48.93  -32.05  -27.75
 /(12/06/00)
 Russell Midcap Growth  15.48  42.72  -27.40  -20.16  -11.74  51.29  17.86  22.54   17.48
 Index
 Morningstar Mid-Cap    12.93  36.09  -27.53  -21.28   -6.90  63.90  17.51  17.05   16.99
 Growth Category
 Average

PARTNERS MIDCAP GROWTH
FUND I (12/29/03)
 ADVISORS SELECT
 (06/01/04)
 ADVISORS PREFERRED
 (06/01/04)
 ADVISORS SIGNATURE     10.97
 CLASS (11/01/04)
 SELECT (06/01/04)
 PREFERRED/
 /(06/01/04)
Mellon Mid Cap Growth
Composite
 Russell Midcap Growth  15.48  42.72  -27.40  -20.16  -11.74  51.29  17.86  22.54   17.48
 Index
 Morningstar Mid-Cap    12.93  36.09  -27.53  -21.28   -6.90  63.90  17.51  17.05   16.99
 Growth Category
 Average

PARTNERS MIDCAP GROWTH
FUND II
 ADVISORS SELECT CLASS
 (12/29/04)
 ADVISORS PREFERRED
 CLASS (12/29/04)
 ADVISORS SIGNATURE
 CLASS (12/29/04)
 SELECT CLASS
 (12/29/04)
 PREFERRED CLASS
 (12/29/04)
Fidelity Mid Cap
Growth Composite
 Russell Midcap Growth  15.48  42.72  -27.40  -20.16  -11.74  51.29  17.86  22.54   17.48
 Index
 Morningstar Mid-Cap    12.93  36.09  -27.53  -21.28   -6.90  63.90  17.51  17.05   16.99
 Growth Category
 Average                ------------------------------------------------------------------






Principal Investors Fund                                              269
www.principal.com

PERFORMANCE RESULTS - DOMESTIC STOCKS - MIDCAP FUNDS


                               AVERAGE ANNUAL TOTAL RETURNS
                               (THROUGH DECEMBER 31, 2005)

                                                            LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR  OF FUND       2005
                        --------------------------------------------     -------
PARTNERS MIDCAP VALUE
FUND
 ADVISORS SELECT
 (12/06/00)             10.01  10.01  21.77   9.51    N/A   10.73        10.01
 ADVISORS PREFERRED
 (12/06/00)             10.22  10.22  21.99   9.97    N/A   11.19        10.22
 ADVISORS SIGNATURE
 CLASS (11/01/04
 )                       9.88   9.88  21.63   9.37    N/A   10.57         9.88
 SELECT (12/06/00)      10.41  10.41  22.22   9.91    N/A   11.13        10.41
 PREFERRED (12/06/00)   10.55  10.55  22.37  10.04    N/A   11.26        10.55
Neuberger Berman
MidCap Value Composite                              13.43
 Russell Midcap Value
 Index                  12.65  12.65  24.38  12.21  13.65   12.21        12.65
 Morningstar Mid-Cap
 Value Category
 Average                 8.41   8.41  20.46   9.36  11.39   10.05         8.41

PARTNERS MIDCAP VALUE
FUND I (12/29/03)
 ADVISORS SELECT
 (06/01/04)             11.69  11.69    N/A    N/A    N/A   19.12        11.69
 ADVISORS PREFERRED
 (06/01/04)             11.85  11.85    N/A    N/A    N/A   19.24        11.85
 ADVISORS SIGNATURE
 CLASS (11/01/04
 )                      11.49  11.49    N/A    N/A    N/A   17.74        11.49
 SELECT (06/01/04)      12.06  12.06    N/A    N/A    N/A   19.45        12.06
 PREFERRED (06/01/04)   12.25  12.25    N/A    N/A    N/A   19.65        12.25
Goldman Sachs Mid Cap
Value Composite                       22.07  14.27  14.91
 Russell Midcap Value
 Index                  12.65  12.65  24.38  12.21  13.65   20.68        12.65
 Morningstar Mid-Cap
 Value Category          8.41   8.41  20.46   9.36  11.39   14.75         8.41
 Average
                        --------------------------------------------     -------

                                            ANNUAL TOTAL RETURNS
                                          (YEAR ENDED DECEMBER 31)


                        2004   2003    2002   2001   2000   1999   1998  1997    1996
                        ---------------------------------------------------------------
PARTNERS MIDCAP VALUE
FUND
 ADVISORS SELECT        21.73  34.83  -10.54  -2.52
 (12/06/00)
 ADVISORS PREFERRED     21.88  35.12   -9.19  -2.43
 (12/06/00)
 ADVISORS SIGNATURE     21.51  34.78  -10.70  -2.64
 CLASS (11/01/04
 )
 SELECT (12/06/00)      22.10  35.42  -10.21  -2.15
 PREFERRED (12/06/00)   22.28  35.56  -10.10  -2.04
Neuberger Berman
MidCap Value Composite
 Russell Midcap Value   23.71  38.06   -9.65   2.34  19.18  -0.11  5.09  34.37   20.26
 Index
 Morningstar Mid-Cap    17.90  34.38  -12.91   6.40  16.82   7.78  3.92  26.04   20.50
 Value Category
 Average

PARTNERS MIDCAP VALUE
FUND I (12/29/03)
 ADVISORS SELECT
 (06/01/04)
 ADVISORS PREFERRED
 (06/01/04)
 ADVISORS SIGNATURE     24.59
 CLASS (11/01/04
 )
 SELECT (06/01/04)
 PREFERRED (06/01/04)
Goldman Sachs Mid Cap
Value Composite
 Russell Midcap Value   23.71  38.06   -9.65   2.34  19.18  -0.11  5.09  34.37   20.26
 Index
 Morningstar Mid-Cap    17.90  34.38  -12.91   6.40  16.82   7.78  3.92  26.04   20.50
 Value Category
 Average                ---------------------------------------------------------------






270                                              Principal Investors Fund
                                                          1-800-547-7754

PERFORMANCE RESULTS - DOMESTIC STOCKS - SMALLCAP FUNDS


                                 AVERAGE ANNUAL TOTAL RETURNS
                                 (THROUGH DECEMBER 31, 2005)

                                                                LIFE
                           YTD      1 YR  3 YR   5 YR   10 YR  OF FUND       2005
                        ------------------------------------------------     ------
PARTNERS SMALLCAP
BLEND FUND
 ADVISORS SELECT
 (12/30/02)                3.07     3.07  21.56    N/A    N/A   21.58        3.07
 ADVISORS PREFERRED
 (12/30/02)                3.24     3.24  21.77    N/A    N/A   21.79        3.24
 ADVISORS SIGNATURE
 CLASS (11/01/04)          2.90     2.90  21.39    N/A    N/A   21.40        2.90
 SELECT (12/30/02)         3.48     3.48  22.02    N/A    N/A   22.04        3.48
 PREFERRED (12/30/02)      3.60     3.60  22.16    N/A    N/A   22.18        3.60
Mellon SmallCap Blend                                                    -
Composite                                        11.85    N/A
 S&P SmallCap 600
 Index                     7.67     7.67  22.37  10.76  12.15   22.38        7.67
 Morningstar Small
 Blend Category
 Average                   6.62     6.62  21.72   9.89  11.15   21.82        6.62

PARTNERS SMALLCAP
GROWTH FUND I
 ADVISORS SELECT
 (12/06/00)                4.77     4.77  20.37  -2.51    N/A   -1.70        4.77
 ADVISORS PREFERRED
 (12/06/00)                4.97     4.97  20.58  -2.33    N/A   -1.53        4.97
 ADVISORS SIGNATURE
 CLASS (11/01/04)          4.64     4.64  20.21  -2.66    N/A   -1.87        4.64
 SELECT/ /(12/06/00)       5.05     5.05  20.78  -2.16    N/A   -1.35        5.05
 PREFERRED (12/06/00)      5.23     5.23  20.91  -1.94    N/A   -1.14        5.23
Alliance Capital Small
Cap Growth Composite
/(//1//)/                                 22.16   2.38  10.66
 Russell 2000 Growth
 Index                     4.15     4.15  20.93   2.28   4.69    2.28        4.15
 Morningstar Small
 Growth Category
 Average                   5.74     5.74  19.76   2.17   8.16    2.39        5.74

PARTNERS SMALLCAP
GROWTH FUND II
 ADVISORS SELECT
 (12/06/00)                6.30     6.30  19.05  -0.16   0.18   -2.68        6.30
 ADVISORS PREFERRED
 (12/06/00)                6.44     6.44  19.38   0.18    N/A   -2.35        6.44
 ADVISORS SIGNATURE
 CLASS (11/01/04)          6.20     6.20  18.94  -0.18  -0.16   -2.71        6.20
 SELECT (12/06/00)         6.77     6.77  19.56   0.31    N/A   -2.23        6.77
 PREFERRED/
 /(12/06/00)               6.83     6.83  19.64   0.46    N/A   -2.09        6.83
UBS U.S. Small
Capitalization Growth
Equity Composite
/(//2//)/                                         4.74  11.46
Emerald Diversified
Small Cap Growth
Composite /(//3//)/                               2.30   8.61
 Russell 2000 Growth
 Index                     4.15     4.15  20.93   2.28   4.69    2.28        4.15
 Morningstar Small
 Growth Category           5.74     5.74  19.76   2.17   8.16    2.39        5.74
 Average
                        ------------------------------------------------     ------

/(//1//)/Alliance Capital began
 sub-advising the Fund 03/29/03
/(//2//)/UBS began
 sub-advising the Fund
 on 04/22/02
/(//3//)/Emerald Advisers Inc. began as
 co-sub-advisor of the Fund on 09/01/04
                                              ANNUAL TOTAL RETURNS
                                            (YEAR ENDED DECEMBER 31)


                        2004   2003    2002    2001    2000   1999   1998   1997    1996
                        ------------------------------------------------------------------
PARTNERS SMALLCAP
BLEND FUND
 ADVISORS SELECT        21.52  43.42
 (12/30/02)
 ADVISORS PREFERRED     21.71  43.72
 (12/30/02)
 ADVISORS SIGNATURE     21.41  43.16
 CLASS (11/01/04)
 SELECT (12/30/02)      21.99  43.91
 PREFERRED (12/30/02)   22.12  44.11
Mellon SmallCap Blend
Composite
 S&P SmallCap 600       22.64  38.77  -14.63    6.54   11.80  12.40  -1.31  25.58   21.32
 Index
 Morningstar Small      18.86  42.77  -16.17    8.41   12.84  18.18  -3.64  26.12   19.66
 Blend Category
 Average

PARTNERS SMALLCAP
GROWTH FUND I
 ADVISORS SELECT        13.69  46.43  -40.98  -14.43
 (12/06/00)
 ADVISORS PREFERRED     13.88  46.64  -40.82  -14.33
 (12/06/00)
 ADVISORS SIGNATURE     13.64  46.09  -41.04  -14.68
 CLASS (11/01/04)
 SELECT/ /(12/06/00)    14.06  47.05  -40.79  -14.03
 PREFERRED (12/06/00)   14.36  46.88  -40.33  -14.03
Alliance Capital Small
Cap Growth Composite
/(//1//)/
 Russell 2000 Growth    14.31  48.53  -30.25   -9.23  -22.43  43.09   1.23  12.95   11.26
 Index
 Morningstar Small      12.09  45.00  -28.42   -9.02   -5.71  61.45   4.49  18.19   19.99
 Growth Category
 Average

PARTNERS SMALLCAP
GROWTH FUND II
 ADVISORS SELECT        10.39  43.80  -25.71  -20.88
 (12/06/00)
 ADVISORS PREFERRED     10.62  44.49  -25.14  -20.77
 (12/06/00)
 ADVISORS SIGNATURE     10.14  43.83  -25.29  -21.15
 CLASS (11/01/04)
 SELECT (12/06/00)      10.72  44.59  -25.20  -20.56
 PREFERRED/             10.77  44.71  -24.90  -20.45
 /(12/06/00)
UBS U.S. Small
Capitalization Growth
Equity Composite
/(//2//)/
Emerald Diversified
Small Cap Growth
Composite /(//3//)/
 Russell 2000 Growth    14.31  48.53  -30.25   -9.23  -22.43  43.09   1.23  12.95   11.26
 Index
 Morningstar Small      12.09  45.00  -28.42   -9.02   -5.71  61.45   4.49  18.19   19.99
 Growth Category
 Average                ------------------------------------------------------------------

/(//1//)/Alliance Capita     an
 sub-advising the Fund 03/29/03
/(//2//)/UBS began
 sub-advising the Fund
 on 04/22/02
/(//3//)/Emerald Adviser     .       a
 co-sub-advisor of the Fund on 09/01/04





Principal Investors Fund                                              271
www.principal.com

PERFORMANCE RESULTS - DOMESTIC STOCKS - SMALLCAP FUNDS


                               AVERAGE ANNUAL TOTAL RETURNS
                               (THROUGH DECEMBER 31, 2005)

                                                            LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR  OF FUND       2005
                        --------------------------------------------     -------
PARTNERS SMALLCAP
GROWTH FUND III
 ADVISORS SELECT
 (06/01/04)             11.89  11.89    N/A    N/A    N/A   12.57        11.89
 ADVISORS PREFERRED
 (06/01/04)             12.07  12.07    N/A    N/A    N/A   12.74        12.07
 ADVISORS SIGNATURE
 CLASS (11/01/04
 )                      11.78  11.78    N/A    N/A    N/A   12.37        11.78
 SELECT (06/01/04)      12.24  12.24    N/A    N/A    N/A   12.92        12.24
 PREFERRED/
 /(06/01/04)            12.32  12.32    N/A    N/A    N/A   13.04        12.32
Mazama Small-Mid Cap
Growth Composite                      29.24   7.12    N/A
 Russell 2500 Growth
 Index                   8.17   8.17  21.95   2.78   7.37   12.32         8.17
 Morningstar Small
 Growth Category
 Average                 5.74   5.74  19.76   2.17   8.16   10.67         5.74

PARTNERS SMALLCAP
VALUE FUND
 ADVISORS SELECT
 (03/01/01)              6.89   6.89  19.61    N/A    N/A   12.28         6.89
 ADVISORS PREFERRED
 (03/01/01)              7.08   7.08  19.85    N/A    N/A   12.51         7.08
 ADVISORS SIGNATURE
 CLASS (11/01/04
 )                       6.70   6.70  19.46    N/A    N/A   12.13         6.70
 SELECT (03/01/01)       7.22   7.22  20.05    N/A    N/A   12.69         7.22
 PREFERRED (03/01/01)    7.36   7.36  20.24    N/A    N/A   12.87         7.36
Ark Asset Small Cap                                                  -
Value Composite                              14.46  16.17
 Russell 2000 Value
 Index                   4.71   4.71  23.18  13.55  13.08   13.44         4.71
 Morningstar Small
 Value Category
 Average                 6.13   6.13  22.30  13.50  12.79   13.40         6.13

PARTNERS SMALLCAP
VALUE FUND I
 ADVISORS SELECT
 (12/30/02)              5.64   5.64  24.42    N/A    N/A   24.68         5.64
 ADVISORS PREFERRED
 (12/30/02)              5.80   5.80  24.63    N/A    N/A   24.89         5.80
 ADVISORS SIGNATURE
 CLASS (11/01/04
 )                       5.52   5.52  24.30    N/A    N/A   24.57         5.52
 SELECT (12/30/02)       6.07   6.07  24.91    N/A    N/A   25.18         6.07
 PREFERRED (12/30/02)    6.18   6.18  25.06    N/A    N/A   25.32         6.18
JPMorgan Program US
Structured Small Cap
Value Equity Composite                       14.74    N/A
Mellon Equity SmallCap
Value Composite                              15.58    N/A
 Russell 2000 Value
 Index                   4.71   4.71  23.18  13.55  13.08   23.18         4.71
 Morningstar Small
 Value Category
 Average                 6.13   6.13  22.30  13.50  12.79   22.26         6.13

PARTNERS SMALLCAP
VALUE FUND II
 ADVISORS SELECT
 (06/01/04)              6.87   6.87    N/A    N/A    N/A   15.09         6.87
 ADVISORS PREFERRED
 (06/01/04)              7.12   7.12    N/A    N/A    N/A   15.32         7.12
 ADVISORS SIGNATURE
 CLASS (11/01/04
 )                       6.76   6.76    N/A    N/A    N/A   15.00         6.76
 SELECT (06/01/04)       7.38   7.38    N/A    N/A    N/A   15.57         7.38
 PREFERRED (06/01/04)    7.54   7.54    N/A    N/A    N/A   15.75         7.54
Dimensional US Small
Cap Value Composite                   29.15  19.11  15.92
 Russell 2000 Value
 Index                   4.71   4.71  23.18  13.55  13.08   14.98         4.71
 Morningstar Small
 Value Category          6.13   6.13  22.30  13.50  12.79   14.74         6.13
 Average
                        --------------------------------------------     -------

                                              ANNUAL TOTAL RETURNS
                                            (YEAR ENDED DECEMBER 31)


                        2004   2003    2002    2001    2000   1999   1998   1997    1996
                        ------------------------------------------------------------------
PARTNERS SMALLCAP
GROWTH FUND III
 ADVISORS SELECT
 (06/01/04)
 ADVISORS PREFERRED
 (06/01/04)
 ADVISORS SIGNATURE
 CLASS (11/01/04
 )
 SELECT (06/01/04)
 PREFERRED/
 /(06/01/04)
Mazama Small-Mid Cap
Growth Composite
 Russell 2500 Growth    14.59  46.32  -29.09  -10.83  -16.09  55.48   3.10  14.76   15.07
 Index
 Morningstar Small      12.09  45.00  -28.42   -9.02   -5.71  61.45   4.49  18.19   19.99
 Growth Category
 Average

PARTNERS SMALLCAP
VALUE FUND
 ADVISORS SELECT        17.03  36.81  -10.84
 (03/01/01)
 ADVISORS PREFERRED     17.30  37.06  -10.64
 (03/01/01)
 ADVISORS SIGNATURE     16.88  36.69  -10.94
 CLASS (11/01/04
 )
 SELECT (03/01/01)      17.50  37.35  -10.54
 PREFERRED (03/01/01)   17.63  37.63  -10.35
Ark Asset Small Cap
Value Composite
 Russell 2000 Value     22.25  46.02  -11.42   14.02   22.83  -1.49  -6.45  31.78   21.37
 Index
 Morningstar Small      20.58  42.71  -10.25   17.31   16.98   4.49  -6.99  30.04   25.53
 Value Category
 Average

PARTNERS SMALLCAP
VALUE FUND I
 ADVISORS SELECT        22.21  49.18
 (12/30/02)
 ADVISORS PREFERRED     22.47  49.38
 (12/30/02)
 ADVISORS SIGNATURE     22.19  48.97
 CLASS (11/01/04
 )
 SELECT (12/30/02)      22.72  49.73
 PREFERRED (12/30/02)   22.87  49.90
JPMorgan Program US
Structured Small Cap
Value Equity Composite
Mellon Equity SmallCap
Value Composite
 Russell 2000 Value     22.25  46.02   14.02   22.83   -1.49  -6.45  31.78  21.37   25.75
 Index
 Morningstar Small      20.58  42.71   17.31   16.98    4.49  -6.99  30.04  25.53   25.13
 Value Category
 Average

PARTNERS SMALLCAP
VALUE FUND II
 ADVISORS SELECT
 (06/01/04)
 ADVISORS PREFERRED
 (06/01/04)
 ADVISORS SIGNATURE
 CLASS (11/01/04
 )
 SELECT (06/01/04)
 PREFERRED (06/01/04)
Dimensional US Small
Cap Value Composite
 Russell 2000 Value     22.25  46.02  -11.42   14.02   22.83  -1.49  -6.45  31.78   21.37
 Index
 Morningstar Small      20.58  42.71  -10.25   17.31   16.98   4.49  -6.99  30.04   25.53
 Value Category
 Average                ------------------------------------------------------------------






272                                              Principal Investors Fund
                                                          1-800-547-7754

PERFORMANCE RESULTS - DOMESTIC STOCKS - SMALLCAP FUNDS


                              AVERAGE ANNUAL TOTAL RETURNS
                              (THROUGH DECEMBER 31, 2005)

                                                          LIFE
                        YTD   1 YR  3 YR   5 YR   10 YR  OF FUND       2005
                        ------------------------------------------     ------
SMALLCAP BLEND FUND
 ADVISORS SELECT
 (12/06/00)             8.97  8.97  21.31   9.45    N/A   10.57        8.97
 ADVISORS PREFERRED
 (12/06/00)             9.05  9.05  21.50   9.60    N/A   10.72        9.05
 ADVISORS SIGNATURE
 CLASS (11/01/04)       8.78  8.78  21.17   9.29    N/A   10.40        8.78
 SELECT (12/06/00)      9.35  9.35  21.74   9.75    N/A   10.87        9.35
 PREFERRED/
 /(12/06/00)            9.47  9.47  21.90   9.98    N/A   11.09        9.47
 Russell 2000 Index     4.55  4.55  22.13   8.22   9.26    8.22        4.55
 Morningstar Small
 Blend Category
 Average                6.62  6.62  21.72   9.89  11.15   10.22        6.62

SMALLCAP GROWTH FUND
 ADVISORS SELECT
 (12/06/00)             3.69  3.69  20.28   1.14    N/A    0.28        3.69
 ADVISORS PREFERRED
 (12/06/00)             3.78  3.78  20.47   1.29    N/A    0.43        3.78
 ADVISORS SIGNATURE
 CLASS (11/01/04)       3.48  3.48  20.09   0.97    N/A    0.11        3.48
 SELECT/ /(12/06/00)    4.10  4.10  20.81   1.56    N/A    0.66        4.10
 PREFERRED (12/06/00)   4.20  4.20  20.90   1.60    N/A    0.71        4.20
Principal Global
Investors Small
Company Growth
Composite                                          5.97
 Russell 2000 Growth
 Index                  4.15  4.15  20.93   2.28   4.69    2.28        4.15
 Morningstar Small
 Growth Category
 Average                5.74  5.74  19.76   2.17   8.16    2.39        5.74

SMALLCAP S&P 600 INDEX
FUND
 ADVISORS SELECT
 (12/06/00)             6.66  6.66  21.24   9.70    N/A   11.02        6.66
 ADVISORS PREFERRED
 (12/06/00)             6.79  6.79  21.33   9.87    N/A   11.19        6.79
 ADVISORS SIGNATURE
 CLASS (11/01/04)       6.53  6.53  20.97   9.54    N/A   10.85        6.53
 SELECT/ /(12/06/00)    7.03  7.03  21.56  10.07    N/A   11.39        7.03
 PREFERRED/
 /(12/06/00)            7.15  7.15  21.71  10.18    N/A   11.50        7.15
 S&P SmallCap 600
 Index                  7.67  7.67  22.37  10.76  12.15   10.76        7.67
 Morningstar Small
 Blend Category
 Average                6.62  6.62  21.72   9.89  11.15   10.22        6.62

SMALLCAP VALUE FUND
 ADVISORS SELECT
 (12/06/00)             8.38  8.38  22.54  14.22    N/A   15.46        8.38
 ADVISORS PREFERRED
 (12/06/00)             8.64  8.64  22.76  14.44    N/A   15.67        8.64
 ADVISORS SIGNATURE
 CLASS (11/01/04)       8.22  8.22  22.36  14.07    N/A   15.30        8.22
 SELECT (12/06/00)      8.77  8.77  22.99  14.62    N/A   15.86        8.77
 PREFERRED/
 /(12/06/00)            8.93  8.93  23.16  14.75    N/A   16.01        8.93
Principal Global
Investors Small Cap
Value Composite                                   12.71
 Russell 2000 Value
 Index                  4.71  4.71  23.18  13.55  13.08   13.55        4.71
 Morningstar Small
 Value Category         6.13  6.13  22.30  13.50  12.79   13.66        6.13
 Average
                        ------------------------------------------     ------

                                             ANNUAL TOTAL RETURNS
                                           (YEAR ENDED DECEMBER 31)


                        2004   2003    2002   2001    2000   1999   1998   1997    1996
                        -----------------------------------------------------------------
SMALLCAP BLEND FUND
 ADVISORS SELECT        15.59  41.74  -17.51   6.66
 (12/06/00)
 ADVISORS PREFERRED     15.83  42.00  -17.57   6.97
 (12/06/00)
 ADVISORS SIGNATURE     15.52  41.57  -17.82   6.65
 CLASS (11/01/04)
 SELECT (12/06/00)      16.03  42.21  -17.57   7.07
 PREFERRED/             16.21  42.40  -17.15   7.20
 /(12/06/00)
 Russell 2000 Index     18.33  47.25  -20.48   2.49   -3.02  21.26  -2.55  22.36   16.50
 Morningstar Small      18.86  42.77  -16.17   8.41   12.84  18.18  -3.64  26.12   19.66
 Blend Category
 Average

SMALLCAP GROWTH FUND
 ADVISORS SELECT        13.70  47.61  -39.61   0.69
 (12/06/00)
 ADVISORS PREFERRED     14.05  47.71  -39.56   0.92
 (12/06/00)
 ADVISORS SIGNATURE     13.64  47.26  -39.75   0.61
 CLASS (11/01/04)
 SELECT/ /(12/06/00)    14.45  48.01  -39.43   1.14
 PREFERRED (12/06/00)   14.43  48.20  -39.43   1.14
Principal Global
Investors Small
Company Growth
Composite
 Russell 2000 Growth    14.31  48.53  -30.25  -9.23  -22.43  43.09   1.23  12.95   11.26
 Index
 Morningstar Small      12.09  45.00  -28.42  -9.02   -5.71  61.45   4.49  18.19   19.99
 Growth Category
 Average

SMALLCAP S&P 600 INDEX
FUND
 ADVISORS SELECT        21.34  37.69  -15.60   5.64
 (12/06/00)
 ADVISORS PREFERRED     21.65  37.50  -15.31   5.83
 (12/06/00)
 ADVISORS SIGNATURE     21.24  37.08  -15.57   5.50
 CLASS (11/01/04)
 SELECT/ /(12/06/00)    21.82  37.76  -15.17   6.03
 PREFERRED/             22.00  37.93  -15.08   6.06
 /(12/06/00)
 S&P SmallCap 600       22.64  38.77  -14.63   6.54   11.80  12.40  -1.31  25.58   21.32
 Index
 Morningstar Small      18.86  42.77  -16.17   8.41   12.84  18.18  -3.64  26.12   19.66
 Blend Category
 Average

SMALLCAP VALUE FUND
 ADVISORS SELECT        19.10  42.56   -3.36   9.33
 (12/06/00)
 ADVISORS PREFERRED     19.30  42.75   -3.15   9.52
 (12/06/00)
 ADVISORS SIGNATURE     18.95  42.32   -3.45   9.18
 CLASS (11/01/04)
 SELECT (12/06/00)      19.55  43.07   -3.05   9.71
 PREFERRED/             19.64  43.34   -2.94   9.73
 /(12/06/00)
Principal Global
Investors Small Cap
Value Composite
 Russell 2000 Value     22.25  46.02  -11.42  14.02   22.83  -1.49  -6.45  31.78   21.37
 Index
 Morningstar Small      20.58  42.71  -10.25  17.31   16.98   4.49  -6.99  30.04   25.53
 Value Category
 Average                -----------------------------------------------------------------






Principal Investors Fund                                              273
www.principal.com

PERFORMANCE RESULTS - FIXED INCOME/STABLE FUNDS


                             AVERAGE ANNUAL TOTAL RETURNS
                             (THROUGH DECEMBER 31, 2005)
                                                                     ------

                                                        LIFE
                        YTD   1 YR  3 YR  5 YR  10 YR  OF FUND       2005
                        ----------------------------------------     ------
BOND & MORTGAGE
SECURITIES FUND
 ADVISORS SELECT
 (12/06/00)             1.73  1.73  3.00  4.75   N/A    4.94         1.73
 ADVISORS PREFERRED
 (12/06/00)             1.81  1.81  3.15  4.97   N/A    5.16         1.81
 ADVISORS SIGNATURE
 CLASS (11/01/04)       1.59  1.59  2.83  4.64   N/A    4.83         1.59
 SELECT (12/06/00)      2.07  2.07  3.55  5.39   N/A    5.60         2.07
 PREFERRED (12/06/00)   2.22  2.22  3.50  5.28   N/A    5.49         2.22
Principal Global
Investors Multi Sector
Fixed Income Composite                          6.47
 Lehman Brothers
 Aggregate Bond Index   2.43  2.43  3.62  5.87  6.17    5.87         2.43
 Morningstar
 Intermediate-Term
 Bond Category Average  1.79  1.79  3.64  5.32  5.38    5.32         1.79

GOVERNMENT & HIGH
QUALITY BOND FUND
 previously Government
 Securities Fund
 ADVISORS SELECT
 (12/06/00)             1.41  1.41  1.71  3.83   N/A    3.97         1.41
 ADVISORS PREFERRED
 (12/06/00)             1.49  1.49  1.89  4.01   N/A    4.15         1.49
 ADVISORS SIGNATURE
 CLASS (11/01/04)       1.27  1.27  1.61  3.70   N/A    3.85         1.27
 SELECT/ /(12/06/00)    1.69  1.69  2.08  4.24   N/A    4.38         1.69
 PREFERRED (12/06/00)   1.80  1.80  2.20  4.36   N/A    4.49         1.80
Principal Global
Investors Mortgage
Backed Securities
Composite                                       5.66
 Lehman Brothers        2.63  2.63  3.14  5.40  6.01
 Government/Mortgage
 Index                                                  5.40         2.63
 Morningstar
 Intermediate
 Government Category
 Average                1.90  1.90  2.45  4.62  5.12    4.74         1.90

HIGH QUALITY
INTERMEDIATE-TERM BOND
FUND
 ADVISORS SELECT/
 /(12/06/00)            1.80  1.80  2.77  4.77   N/A    4.96         1.80
 ADVISORS PREFERRED/
 /(12/06/00)            2.01  2.01  2.99  4.98   N/A    5.17         2.01
 ADVISORS SIGNATURE
 CLASS (11/01/04)       1.81  1.81  2.68  4.65   N/A    4.85         1.81
 SELECT (12/06/00)      2.23  2.23  3.20  5.18   N/A    5.37         2.23
 PREFERRED (12/06/00)   2.37  2.37  3.29  5.32   N/A    5.51         2.37
 Lehman Brothers
 Aggregate Bond Index   2.43  2.43  3.62  5.87  6.17    5.87         2.43
 Morningstar
 Intermediate-Term
 Bond Category Average  1.79  1.79  3.64  5.32  5.38    5.32         1.79

INFLATION PROTECTION
FUND
 ADVISORS SELECT CLASS
 (12/29/04)             1.70  1.70   N/A   N/A   N/A    1.99         1.70
 ADVISORS PREFERRED
 CLASS (12/29/04)       1.85  1.85   N/A   N/A   N/A    2.14         1.85
 ADVISORS SIGNATURE
 CLASS (12/29/04)       1.49  1.49   N/A   N/A   N/A    1.78         1.49
 SELECT CLASS
 (12/29/04)             2.01  2.01   N/A   N/A   N/A    2.30         2.01
 PREFERRED CLASS
 (12/29/04)             2.21  2.21   N/A   N/A   N/A    2.50         2.21
 Lehman Brothers US
 Treasury TIPS Index    2.84  2.84  6.53  8.74   N/A    2.84         2.84
 Morningstar Long-Term
 Government Category    3.29  3.29  4.95  6.50  5.95    3.26         3.29
 Average
                        ----------------------------------------     ------
                                           ANNUAL TOTAL RETURNS
                                         (YEAR ENDED DECEMBER 31)
                        ------------------------------------------------------------

                                                                             -------

                        2004  2003  2002   2001  2000   1999   1998   1997    1996
                        ------------------------------------------------------------
BOND & MORTGAGE
SECURITIES FUND
 ADVISORS SELECT        3.91  3.38   8.09  6.76
 (12/06/00)
 ADVISORS PREFERRED     4.08  3.56   8.58  6.94
 (12/06/00)
 ADVISORS SIGNATURE     3.66  3.24   8.24  6.61
 CLASS (11/01/04)
 SELECT (12/06/00)      4.32  4.29   9.38  7.05
 PREFERRED (12/06/00)   4.40  3.88   8.81  7.24
Principal Global
Investors Multi Sector
Fixed Income Composite
 Lehman Brothers        4.34  4.11  10.26  8.42  11.63  -0.82   8.69   9.65    3.63
 Aggregate Bond Index
 Morningstar            3.81  4.92   7.88  7.36   9.45  -1.22   7.42   8.76    3.30
 Intermediate-Term
 Bond Category Average

GOVERNMENT & HIGH
QUALITY BOND FUND
 previously Government
 Securities Fund
 ADVISORS SELECT        2.79  0.94   7.89  6.27
 (12/06/00)
 ADVISORS PREFERRED     3.08  1.12   7.98  6.55
 (12/06/00)
 ADVISORS SIGNATURE     2.76  0.81   7.65  6.22
 CLASS (11/01/04)
 SELECT/ /(12/06/00)    3.27  1.31   8.39  6.73
 PREFERRED (12/06/00)   3.29  1.53   8.51  6.84
Principal Global
Investors Mortgage
Backed Securities
Composite
 Lehman Brothers        4.08  2.73  10.06  7.71  12.29  -0.54   8.72   9.54    3.68
 Government/Mortgage
 Index
 Morningstar            3.39  2.15   9.07  6.84  10.76  -1.44   7.45   8.45    2.80
 Intermediate
 Government Category
 Average

HIGH QUALITY
INTERMEDIATE-TERM BOND
FUND
 ADVISORS SELECT/       3.60  2.92   9.07  6.62
 /(12/06/00)
 ADVISORS PREFERRED/    3.78  3.20   9.26  6.80
 /(12/06/00)
 ADVISORS SIGNATURE     3.36  2.88   8.93  6.47
 CLASS (11/01/04)
 SELECT (12/06/00)      3.98  3.40   9.47  6.98
 PREFERRED (12/06/00)   3.99  3.51   9.58  7.30
 Lehman Brothers        4.34  4.11  10.26  8.42  11.63  -0.82   8.69   9.65    3.63
 Aggregate Bond Index
 Morningstar            3.81  4.92   7.88  7.36   9.45  -1.22   7.42   8.76    3.30
 Intermediate-Term
 Bond Category Average

INFLATION PROTECTION
FUND
 ADVISORS SELECT CLASS
 (12/29/04)
 ADVISORS PREFERRED
 CLASS (12/29/04)
 ADVISORS SIGNATURE
 CLASS (12/29/04)
 SELECT CLASS
 (12/29/04)
 PREFERRED CLASS
 (12/29/04)
 Lehman Brothers US     8.46  8.39  16.56  7.89  13.18   2.63   3.95
 Treasury TIPS Index
 Morningstar Long-Term  7.16  4.73  16.70  3.69  20.06  -8.08  10.62  12.34   -1.61
 Government Category
 Average                ------------------------------------------------------------





274                                              Principal Investors Fund
                                                          1-800-547-7754

PERFORMANCE RESULTS - FIXED INCOME/STABLE FUNDS


                             AVERAGE ANNUAL TOTAL RETURNS                                   ANNUAL TOTAL RETURNS
                             (THROUGH DECEMBER 31, 2005)                                  (YEAR ENDED DECEMBER 31)

                                                        LIFE
                        YTD   1 YR  3 YR  5 YR  10 YR  OF FUND       2005  2004  2003  2002  2001  2000   1999   1998  1997   1996
                        ----------------------------------------     --------------------------------------------------------------
MONEY MARKET FUND
 ADVISORS SELECT
 (12/06/00)             2.17  2.17  0.84  1.30   N/A    1.36         2.17  0.29  0.08  0.72  3.28
 ADVISORS PREFERRED
 (12/06/00)             2.36  2.36  1.01  1.47   N/A    1.53         2.36  0.44  0.23  0.91  3.45
 ADVISORS SIGNATURE
 CLASS (11/01/04)       2.13  2.13   N/A   N/A   N/A    1.93         2.13
 SELECT (12/06/00)      2.54  2.54  1.19  1.66   N/A    1.72         2.54  0.63  0.40  1.10  3.65
 PREFERRED (12/06/00)   2.67  2.67  1.32  1.79   N/A    1.85         2.67  0.75  0.55  1.23  3.78
Principal Global
Investors Money Market
Composite                                       3.74
 Lehman Brothers U.S.
 Treasury Bellwethers
 3 Month Index          3.08  3.08  1.83  2.34  3.89    2.34         3.08  1.30  1.15  1.78  4.45   6.20   4.91  5.33  5.53   5.38

PREFERRED SECURITIES
FUND (05/01/02)
 ADVISORS SELECT
 (06/01/04)             0.78  0.78   N/A   N/A   N/A    4.53         0.78
 ADVISORS PREFERRED
 (06/01/04)             0.96  0.96   N/A   N/A   N/A    4.71         0.96
 ADVISORS SIGNATURE
 CLASS (11/01/04)       0.64  0.64  4.54   N/A   N/A    4.91         0.64  3.43  9.75
 SELECT (06/01/04)      1.15  1.15   N/A   N/A   N/A    4.91         1.15
 PREFERRED (06/01/04)   1.26  1.26   N/A   N/A   N/A    5.05         1.26
Spectrum Preferred
Securities Composite                      8.51  8.10
 Merrill Lynch
 Preferred Stock
 Hybrid Index           0.46  0.46  5.10  6.17   N/A    5.81         0.46  5.51  9.51  6.63  8.99  17.75  -4.68  7.37
 Morningstar
 Intermediate-Term
 Bond Category Average  1.79  1.79  3.64  5.32  5.38    4.04         1.79  3.81  4.92  7.88  7.36   9.45  -1.22  7.42  8.76   3.30

SHORT-TERM BOND FUND
 previously High
 Quality Short-Term
 Bond Fund
 ADVISORS SELECT
 (12/06/00)             1.43  1.43  1.27  3.41   N/A    3.58         1.43  0.37  2.01  6.98  6.44
 ADVISORS PREFERRED
 (12/06/00)             1.59  1.59  1.60  3.74   N/A    3.91         1.59  1.03  2.19  7.37  6.71
 ADVISORS SIGNATURE
 CLASS (11/01/04)       1.19  1.19  1.29  3.42   N/A    3.59         1.19  0.82  1.87  7.04  6.38
 SELECT/ /(12/06/00)    1.81  1.81  1.69  3.67   N/A    3.84         1.81  0.84  2.41  6.55  6.89
 PREFERRED (12/06/00)   1.82  1.82  1.76  3.92   N/A    4.09         1.82  0.96  2.51  7.50  7.01
 Lehman Brothers
 Mutual Fund 1-5
 Gov't/Credit Index     1.44  1.44  2.21  4.71  5.38    4.72         1.44  1.85  3.35  8.12  9.03   8.91   2.09  7.63  7.13   4.67
 Morningstar
 Short-Term Bond
 Category Average       1.43  1.43  1.96  3.82  4.63    3.77         1.43  1.60  2.39  5.24  7.32   8.14   2.12  6.28  6.51   4.35

ULTRA SHORT BOND FUND
(previously Capital
Preservation)
 ADVISORS SELECT
 (06/15/01)             2.16  2.16  2.09   N/A   N/A    2.58         2.16  1.73  2.37  3.37
 ADVISORS PREFERRED
 (06/15/01)             2.34  2.34  2.26   N/A   N/A    2.76         2.34  1.91  2.53  3.56
 ADVISORS SIGNATURE
 CLASS (11/01/04)       2.01  2.01   N/A   N/A   N/A    1.84         2.01
 SELECT (06/15/01)      2.46  2.46  2.43   N/A   N/A    2.92         2.46  2.11  2.73  3.76
 PREFERRED (06/15/01)   2.67  2.67  2.58   N/A   N/A    3.08         2.67  2.23  2.85  3.88
 6-Month LIBOR Index    3.33  3.33  2.03  2.62  4.27    2.25         3.33  1.47  1.32  2.06  5.00   6.76   5.44  5.89  5.94   5.81
 Morningstar
 Ultrashort Bond        2.49  2.49  1.75  2.70  4.28    2.35         2.49  1.24  1.56  2.73  5.77   6.72   4.45  5.08  6.18   6.14
 Category Average
                        ----------------------------------------     --------------------------------------------------------------






Principal Investors Fund                                              275
www.principal.com

PERFORMANCE RESULTS - BALANCED/ASSET ALLOCATION FUNDS


                                                                           AVERAGE ANNUAL TOTAL RETURNS
                                                                           (THROUGH DECEMBER 31, 2005)

                                                                                                                LIFE
                                                            YTD     1 YR      3 YR        5 YR     10 YR      OF FUND
                                                          ----------------------------------------------------------------
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
 ADVISORS SELECT (03/01/01)                                3.28     3.28      9.31         N/A       N/A      5.39
  ADVISORS PREFERRED (03/01/01)                            3.47     3.47      9.42         N/A       N/A      5.53
 ADVISORS SIGNATURE CLASS (11/01/04)                       3.13     3.13      9.10         N/A       N/A      5.21
 SELECT (03/01/01)                                         3.75     3.75      9.62         N/A       N/A      5.73
 PREFERRED (03/01/01)                                      3.86     3.86      9.80         N/A       N/A      5.89
 S&P 500 Index                                             4.91     4.91     14.38        0.54      9.07      1.84
 Lehman Brothers Aggregate Bond Index                      2.43     2.43      3.62        5.87      6.17      5.54
 Morningstar Conservative Allocation Category Average      3.05     3.05      6.90        3.65      6.26      3.48

PRINCIPAL LIFETIME 2010 FUND
 ADVISORS SELECT (03/01/01)                                4.73     4.73     11.06         N/A       N/A      5.63
  ADVISORS PREFERRED (03/01/01)                            4.91     4.91     11.26        0.27       N/A      5.83
 ADVISORS SIGNATURE CLASS (11/01/04)                       4.57     4.57     10.90         N/A       N/A      5.49
 SELECT (03/01/01)                                         5.10     5.10     11.43         N/A       N/A      6.02
 PREFERRED/ /(03/01/01)                                    5.30     5.30     11.62         N/A       N/A      6.16
 S&P 500 Index                                             4.91     4.91     14.38        0.54      9.07      1.84
 Lehman Brothers Aggregate Bond Index                      2.43     2.43      3.62        5.87      6.17      5.54
 Morningstar Conservative Allocation Category Average      3.05     3.05      6.90        3.65      6.26      3.48

PRINCIPAL
LIFETIME 2020 FUND
 ADVISORS SELECT (03/01/01)                                6.82     6.82     12.83         N/A       N/A      6.04
  ADVISORS PREFERRED (03/01/01)                            6.99     6.99     13.03         N/A       N/A      6.24
 ADVISORS SIGNATURE CLASS (11/01/04)                       6.64     6.64     12.71         N/A       N/A      5.90
 SELECT/ /(03/01/01)                                       7.27     7.27     13.25         N/A       N/A      6.42
 PREFERRED/ /(03/01/01)                                    7.31     7.31     13.38         N/A       N/A      6.55
 S&P 500 Index                                             4.91     4.91     14.38        0.54      9.07      1.84
 Lehman Brothers Aggregate Bond Index                      2.43     2.43      3.62        5.87      6.17      5.54
 Morningstar Moderate Allocation Category Average          5.29     5.29     11.20        2.93      7.35      3.70

PRINCIPAL
LIFETIME 2030 FUND
 ADVISORS SELECT (03/01/01)                                7.50     7.50     13.79         N/A       N/A      5.64
  ADVISORS PREFERRED (03/01/01)                            7.76     7.76     14.01         N/A       N/A      5.86
 ADVISORS SIGNATURE CLASS (11/01/04)                       7.53     7.53     13.70         N/A       N/A      5.53
 SELECT/ /(03/01/01)                                                         14.89///(1)/  N/A       N/A      6.43/(1)/
                                                           7.98     7.98
 PREFERRED/ /(03/01/01)                                    8.18     8.18     14.35         N/A       N/A      6.17
 S&P 500 Index                                             4.91     4.91     14.38        0.54      9.07      1.84
 Lehman Brothers Aggregate Bond Index                      2.43     2.43      3.62        5.87      6.17      5.54
 Morningstar Moderate Allocation Category Average          5.29     5.29     11.20        2.93      7.35      3.70
                                                          ----------------------------------------------------------------

///(//1//) //
 /During 2003, the Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small positions, the total return shown is greater than it would have been without the redemption.
                                                                                         ANNUAL TOTAL RETURNS
                                                                                       (YEAR ENDED DECEMBER 31)


                                                           2005      2004      2003         2002       2001       2000
                                                          ----------------------------------------------------------------
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
 ADVISORS SELECT (03/01/01)                                3.28     10.52     14.43         -2.42
  ADVISORS PREFERRED (03/01/01)                            3.47     10.45     14.63         -2.25
 ADVISORS SIGNATURE CLASS (11/01/04)                       3.13     10.16     14.29         -2.55
 SELECT (03/01/01)                                         3.75     10.66     14.75         -2.06
 PREFERRED (03/01/01)                                      3.86     10.84     14.98         -1.94
 S&P 500 Index                                             4.91     10.87     28.67        -11.88     -11.88     -9.11
 Lehman Brothers Aggregate Bond Index                      2.43      4.34      4.11          8.42       8.42     11.63
 Morningstar Conservative Allocation Category Average      3.05      5.71     12.79         -3.15      -0.81      4.40

PRINCIPAL LIFETIME 2010 FUND
 ADVISORS SELECT (03/01/01)                                4.73     10.95     17.90         -5.07
  ADVISORS PREFERRED (03/01/01)                            4.91     11.15     18.11         -4.89
 ADVISORS SIGNATURE CLASS (11/01/04)                       4.57     10.77     17.75         -5.29
 SELECT (03/01/01)                                         5.10     11.36     18.22         -4.71
 PREFERRED/ /(03/01/01)                                    5.30     11.56     18.38         -4.70
 S&P 500 Index                                             4.91     10.87     28.67        -22.11     -11.88     -9.11
 Lehman Brothers Aggregate Bond Index                      2.43      4.34      4.11         10.26       8.42     11.63
 Morningstar Conservative Allocation Category Average      3.05      5.71     12.79         -3.15      -0.81      4.40

PRINCIPAL
LIFETIME 2020 FUND
 ADVISORS SELECT (03/01/01)                                6.82     11.50     20.62         -7.68
  ADVISORS PREFERRED (03/01/01)                            6.99     11.70     20.84         -7.51
 ADVISORS SIGNATURE CLASS (11/01/04)                       6.64     11.42     20.52         -7.82
 SELECT/ /(03/01/01)                                       7.27     11.82     21.10         -7.34
 PREFERRED/ /(03/01/01)                                    7.31     12.01     21.25         -7.24
 S&P 500 Index                                             4.91     10.87     28.67        -22.11     -11.88     -9.11
 Lehman Brothers Aggregate Bond Index                      2.43      4.34      4.11         10.26       8.42     11.63
 Morningstar Moderate Allocation Category Average          5.29      8.62     20.06        -11.48      -4.63      1.66

PRINCIPAL
LIFETIME 2030 FUND
 ADVISORS SELECT (03/01/01)                                7.50     12.06     22.30        -10.72
  ADVISORS PREFERRED (03/01/01)                            7.76     12.14     22.62        -10.46
 ADVISORS SIGNATURE CLASS (11/01/04)                       7.53     11.83     22.23        -10.84
 SELECT/ /(03/01/01)                                                          24.93///(1)/ -10.39
                                                           7.98     12.43
 PREFERRED/ /(03/01/01)                                    8.18     12.49     22.88        -10.28
 S&P 500 Index                                             4.91     10.87     28.67        -22.11     -11.88     -9.11
 Lehman Brothers Aggregate Bond Index                      2.43      4.34      4.11         10.26       8.42     11.63
 Morningstar Moderate Allocation Category Average          5.29      8.62     20.06        -11.48      -4.63      1.66
                                                          ----------------------------------------------------------------

///(//1//) //
 /During 2003, the Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small positions, the total return shown is greater than it would have been without the redemption.




                                                            1999      1998      1997       1996
                                                          ----------------------------------------
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
 ADVISORS SELECT (03/01/01)
  ADVISORS PREFERRED (03/01/01)
 ADVISORS SIGNATURE CLASS (11/01/04)
 SELECT (03/01/01)
 PREFERRED (03/01/01)
 S&P 500 Index                                             21.04     28.58     33.36      22.96
 Lehman Brothers Aggregate Bond Index                      -0.82      8.69      9.65       3.63
 Morningstar Conservative Allocation Category Average       7.15     11.63     14.86      10.65

PRINCIPAL LIFETIME 2010 FUND
 ADVISORS SELECT (03/01/01)
  ADVISORS PREFERRED (03/01/01)
 ADVISORS SIGNATURE CLASS (11/01/04)
 SELECT (03/01/01)
 PREFERRED/ /(03/01/01)
 S&P 500 Index                                             21.04     28.58     33.36      22.96
 Lehman Brothers Aggregate Bond Index                      -0.82      8.69      9.65       3.63
 Morningstar Conservative Allocation Category Average       7.15     11.63     14.86      10.65

PRINCIPAL
LIFETIME 2020 FUND
 ADVISORS SELECT (03/01/01)
  ADVISORS PREFERRED (03/01/01)
 ADVISORS SIGNATURE CLASS (11/01/04)
 SELECT/ /(03/01/01)
 PREFERRED/ /(03/01/01)
 S&P 500 Index                                             21.04     28.58     33.36      22.96
 Lehman Brothers Aggregate Bond Index                      -0.82      8.69      9.65       3.63
 Morningstar Moderate Allocation Category Average          10.34     13.20     19.35      14.15

PRINCIPAL
LIFETIME 2030 FUND
 ADVISORS SELECT (03/01/01)
  ADVISORS PREFERRED (03/01/01)
 ADVISORS SIGNATURE CLASS (11/01/04)
 SELECT/ /(03/01/01)
 PREFERRED/ /(03/01/01)
 S&P 500 Index                                             21.04     28.58     33.36      22.96
 Lehman Brothers Aggregate Bond Index                      -0.82      8.69      9.65       3.63
 Morningstar Moderate Allocation Category Average          10.34     13.20     19.35      14.15
                                                          ----------------------------------------

///(//1//) //
 /During 2003, the Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small positions, the total return shown is greater than it would have been without the redemption.





276                                              Principal Investors Fund
                                                          1-800-547-7754

PERFORMANCE RESULTS - BALANCED/ASSET ALLOCATION FUNDS

                                                          AVERAGE ANNUAL TOTAL RETURNS
                                                           (THROUGH DECEMBER 31, 2005)

                                                                                      LIFE
                                                     YTD   1 YR  3 YR   5 YR  10 YR  OF FUND       2005
                                                     -----------------------------------------     ------
PRINCIPAL
LIFETIME 2040 FUND
 ADVISORS SELECT (03/01/01)                          7.96  7.96  14.46   N/A   N/A    5.80         7.96
  ADVISORS PREFERRED (03/01/01)                      8.16  8.16  14.60   N/A   N/A    5.96         8.16
 ADVISORS SIGNATURE CLASS (11/01/04)                 7.80  7.80  14.21   N/A   N/A    5.61         7.80
 SELECT/ /(03/01/01)                                 8.36  8.36  14.80   N/A   N/A    6.13         8.36
 PREFERRED (03/01/01)                                8.47  8.47  14.94   N/A   N/A    6.29         8.47
 S&P 500 Index                                       4.91  4.91  14.38  0.54  9.07    1.84         4.91
 Lehman Brothers Aggregate Bond Index                2.43  2.43   3.62  5.87  6.17    5.54         2.43
 Morningstar Moderate Allocation Category Average    5.29  5.29  11.20  2.93  7.35    3.70         5.29

PRINCIPAL
LIFETIME 2050 FUND
 ADVISORS SELECT (03/01/01)                          8.56  8.56  15.27   N/A   N/A    4.91         8.56
  ADVISORS PREFERRED (03/01/01)                      8.75  8.75  15.49   N/A   N/A    5.09         8.75
 ADVISORS SIGNATURE CLASS (11/01/04)                 8.31  8.31  15.12   N/A   N/A    4.72         8.31
 SELECT/ /(03/01/01)                                 8.94  8.94  15.71   N/A   N/A    5.29         8.94
 PREFERRED/ /(03/01/01)                              9.15  9.15  15.83   N/A   N/A    5.41         9.15
 S&P 500 Index                                       4.91  4.91  14.38  0.54  9.07    1.84         4.91
 Lehman Brothers Aggregate Bond Index                2.43  2.43   3.62  5.87  6.17    5.54         2.43
 Morningstar Large Blend Category Average            5.77  5.77  14.00  0.50  8.12    1.82         5.77
                                                     -----------------------------------------     ------
                                                                          ANNUAL TOTAL RETURNS
                                                                        (YEAR ENDED DECEMBER 31)


                                                     2004   2003    2002    2001   2000   1999   1998   1997    1996
                                                     -----------------------------------------------------------------
PRINCIPAL
LIFETIME 2040 FUND
 ADVISORS SELECT (03/01/01)                          12.24  23.76  -13.25
  ADVISORS PREFERRED (03/01/01)                      12.46  23.75  -13.09
 ADVISORS SIGNATURE CLASS (11/01/04)                 12.00  23.40  -13.37
 SELECT/ /(03/01/01)                                 12.59  24.01  -13.03
 PREFERRED (03/01/01)                                12.77  24.14  -12.82
 S&P 500 Index                                       10.87  28.67  -22.11  -11.88  -9.11  21.04  28.58  33.36   22.96
 Lehman Brothers Aggregate Bond Index                 4.34   4.11   10.26    8.42  11.63  -0.82   8.69   9.65    3.63
 Morningstar Moderate Allocation Category Average     8.62  20.06  -11.48   -4.63   1.66  10.34  13.20  19.35   14.15

PRINCIPAL
LIFETIME 2050 FUND
 ADVISORS SELECT (03/01/01)                          12.38  25.55  -16.31
  ADVISORS PREFERRED (03/01/01)                      12.60  25.80  -16.26
 ADVISORS SIGNATURE CLASS (11/01/04)                 12.38  25.34  -16.46
 SELECT/ /(03/01/01)                                 12.82  26.03  -16.01
 PREFERRED/ /(03/01/01)                              12.94  26.06  -15.91
 S&P 500 Index                                       10.87  28.67  -22.11  -11.88  -9.11  21.04  28.58  33.36   22.96
 Lehman Brothers Aggregate Bond Index                 4.34   4.11   10.26    8.42  11.63  -0.82   8.69   9.65    3.63
 Morningstar Large Blend Category Average             9.96  26.72  -22.02  -13.68  -6.97  19.72  21.95  27.43   20.37
                                                     -----------------------------------------------------------------




PERFORMANCE RESULTS - REAL ESTATE FUNDS

                                              AVERAGE ANNUAL TOTAL RETURNS
                                              (THROUGH DECEMBER 31, 2005)

                                                                           LIFE
                                        YTD   1 YR   3 YR   5 YR   10 YR  OF FUND       2005
                                       --------------------------------------------     -------
REAL ESTATE SECURITIES FUND
 ADVISORS SELECT (12/06/00)            14.80  14.80  28.02  19.28    N/A   19.80        14.80
  ADVISORS PREFERRED (12/06/00)        14.92  14.92  28.20  19.62    N/A   20.14        14.92
 ADVISORS SIGNATURE CLASS (11/01/04)   14.66  14.66  27.82  19.27    N/A   19.78        14.66
 SELECT/ /(12/06/00)                   15.22  15.22  28.44  19.70    N/A   20.22        15.22
 PREFERRED/ /(12/06/00)                15.36  15.36  28.64  19.83    N/A   20.34        15.36
Principal Capital - REI Real Estate
Composite                                                   20.64    N/A
 MSCI US REIT Index                    12.52  12.52  26.48  18.80  14.39   18.79        12.52
 Morningstar Specialty - Real Estate   11.59  11.59  36.47  18.58  14.95   18.44        11.59
 Category Average
                                       --------------------------------------------     -------
                                                           ANNUAL TOTAL RETURNS
                                                         (YEAR ENDED DECEMBER 31)


                                       2004   2003   2002  2001   2000   1999    1998   1997    1996
                                       ---------------------------------------------------------------
REAL ESTATE SECURITIES FUND
 ADVISORS SELECT (12/06/00)            33.08  37.35  7.05   7.49
  ADVISORS PREFERRED (12/06/00)        33.34  37.50  7.97   7.68
 ADVISORS SIGNATURE CLASS (11/01/04)   32.88  37.08  7.64   7.35
 SELECT/ /(12/06/00)                   33.51  37.73  7.52   7.88
 PREFERRED/ /(12/06/00)                33.68  38.05  7.56   7.92
Principal Capital - REI Real Estate
Composite
 MSCI US REIT Index                    31.49  36.74  3.64  12.83  26.81  -4.55  -16.90  18.58   35.89
 Morningstar Specialty - Real Estate   31.88  36.89  4.10   8.93  25.83  -3.35  -15.79  23.05   31.68
 Category Average                      ---------------------------------------------------------------





Principal Investors Fund                                              277
www.principal.com

PERFORMANCE RESULTS - INTERNATIONAL STOCK FUNDS

                                                      AVERAGE ANNUAL TOTAL RETURNS
                                                      (THROUGH DECEMBER 31, 2005)

                                                                                   LIFE
                                                YTD   1 YR   3 YR   5 YR   10 YR  OF FUND       2005
                                               --------------------------------------------     -------
DIVERSIFIED INTERNATIONAL FUND
 ADVISORS SELECT (12/06/00)                    23.02  23.02  25.03   3.98    N/A    4.67        23.02
  ADVISORS PREFERRED (12/06/00)                23.20  23.20  25.22   4.20    N/A    4.89        23.20
 ADVISORS SIGNATURE CLASS (11/01/04)           22.86  22.86  24.86   3.89    N/A    4.58        22.86
 SELECT (12/06/00)                             23.00  23.00  25.87   4.58    N/A    5.29        23.00
 PREFERRED (12/06/00)                          23.51  23.51  25.61   4.54    N/A    5.25        23.51
Principal Global Investors International
Large Cap Composite                                                         9.00
 Citigroup BMI Global ex-US Index              19.59  19.59  28.09   8.09   7.79    8.10        19.59
 Morningstar Foreign Large Blend Category
 Average                                       14.55  14.55  21.30   2.93   6.47    3.10        14.55

INTERNATIONAL EMERGING MARKETS FUND
 ADVISORS SELECT (12/06/00)                    34.91  34.91  37.98  18.42    N/A   17.90        34.91
  ADVISORS PREFERRED (12/06/00)                35.18  35.18  38.26  18.64    N/A   18.11        35.18
 ADVISORS SIGNATURE CLASS (11/01/04)           34.70  34.70  37.80  18.25    N/A   17.73        34.70
 SELECT/ /(12/06/00)                           35.44  35.44  38.49  18.88    N/A   18.35        35.44
 PREFERRED/ /(12/06/00)                        35.52  35.52  38.62  18.98    N/A   18.42        35.52
Principal Global Investors International
Emerging Markets Equity Composite                                          12.61
 MSCI Emerging Markets Free Index - NDTR       34.00  34.00  37.84  19.08    N/A   19.09        30.31
 Morningstar Diversified Emerging Markets
 Category Average                              31.64  31.64  36.05  18.59   7.88   18.29        31.64

INTERNATIONAL GROWTH FUND
 ADVISORS SELECT (12/06/00)                    21.41  21.41  26.81   5.82    N/A    5.66        21.41
  ADVISORS PREFERRED (12/06/00)                21.71  21.71  27.09   6.79    N/A    6.62        21.71
 ADVISORS SIGNATURE CLASS (11/01/04)           21.26  21.26  26.68   5.73    N/A    5.56        21.26
 SELECT/ /(12/06/00)                           21.89  21.89  27.37   6.28    N/A    6.11        21.89
 PREFERRED/ /(12/06/00)                        22.07  22.07  27.56   6.40    N/A    6.23        22.07
 CITI World Ex-US BMI Growth Index             17.18  17.18  24.60   4.04   6.29    4.04        17.18
 Morningstar Foreign Large Growth Category
 Average                                       15.27  15.27  21.66   2.15   5.69    2.23        15.27

PARTNERS GLOBAL EQUITY GROWTH FUND
 ADVISORS SELECT (03/01/05)                      N/A    N/A    N/A    N/A    N/A    9.50
  ADVISORS PREFERRED (03/01/05)                  N/A    N/A    N/A    N/A    N/A    9.37
 ADVISORS SIGNATURE CLASS (03/01/05)             N/A    N/A    N/A    N/A    N/A    9.10
 SELECT/ /(03/01/05)                             N/A    N/A    N/A    N/A    N/A    9.47
 PREFERRED/ /(03/01/05)                          N/A    N/A    N/A    N/A    N/A    9.61
JP Morgan Global Equity (Segment) Composite    10.56  10.56  18.02   3.38   7.30
 MSCI World Index - ND                          9.49   9.49  18.69   2.19   7.04    8.57         9.49
 Morningstar World Stock Category Average      11.74  11.74  20.39   2.96   8.25   10.50         2.49
                                               --------------------------------------------     -------

                                                                     ANNUAL TOTAL RETURNS
                                                                   (YEAR ENDED DECEMBER 31)


                                               2004   2003    2002    2001    2000   1999    1998   1997    1996
                                               -------------------------------------------------------------------
DIVERSIFIED INTERNATIONAL FUND
 ADVISORS SELECT (12/06/00)                    19.37  33.09  -17.13  -24.95
  ADVISORS PREFERRED (12/06/00)                19.53  33.34  -16.84  -24.76
 ADVISORS SIGNATURE CLASS (11/01/04)           19.18  32.93  -17.09  -25.00
 SELECT (12/06/00)                             19.92  35.20  -16.68  -24.70
 PREFERRED (12/06/00)                          19.93  33.80  -16.34  -24.70
Principal Global Investors International
Large Cap Composite
 Citigroup BMI Global ex-US Index              22.23  42.15  -13.81  -20.08  -12.04  28.75   17.27   2.62    8.70
 Morningstar Foreign Large Blend Category      17.59  33.32  -16.91  -21.83  -16.02  40.08   13.55   5.99   12.31
 Average

INTERNATIONAL EMERGING MARKETS FUND
 ADVISORS SELECT (12/06/00)                    24.93  55.86   -7.59   -4.06
  ADVISORS PREFERRED (12/06/00)                25.18  56.17   -7.39   -3.98
 ADVISORS SIGNATURE CLASS (11/01/04)           24.79  55.69   -7.68   -4.28
 SELECT/ /(12/06/00)                           25.48  56.28   -7.18   -3.70
 PREFERRED/ /(12/06/00)                        25.54  56.57   -7.08   -3.68
Principal Global Investors International
Emerging Markets Equity Composite
 MSCI Emerging Markets Free Index - NDTR       25.56  55.82   -6.18   -2.61
 Morningstar Diversified Emerging Markets      23.75  55.30   -5.90   -3.73  -31.11  71.86  -27.03  -3.68   13.35
 Category Average

INTERNATIONAL GROWTH FUND
 ADVISORS SELECT (12/06/00)                    21.83  37.85  -16.84  -21.75
  ADVISORS PREFERRED (12/06/00)                22.10  38.13  -13.78  -21.51
 ADVISORS SIGNATURE CLASS (11/01/04)           21.69  37.76  -16.92  -21.76
 SELECT/ /(12/06/00)                           22.54  38.33  -16.46  -21.46
 PREFERRED/ /(12/06/00)                        22.50  38.80  -16.35  -21.46
 CITI World Ex-US BMI Growth Index             19.34  38.42  -16.97  -24.13  -17.97  36.58   19.63   3.91    8.41
 Morningstar Foreign Large Growth Category     15.58  33.15  -19.15  -24.36  -20.88  52.48   14.80   6.99   13.88
 Average

PARTNERS GLOBAL EQUITY GROWTH FUND
 ADVISORS SELECT (03/01/05)
  ADVISORS PREFERRED (03/01/05)
 ADVISORS SIGNATURE CLASS (03/01/05)
 SELECT/ /(03/01/05)
 PREFERRED/ /(03/01/05)
JP Morgan Global Equity (Segment) Composite
 MSCI World Index - ND                         14.72  33.11  -19.89  -16.89  -13.18  24.93   24.34  15.76   13.48
 Morningstar World Stock Category Average      15.06  34.82  -18.57  -15.95   -8.24  40.38   13.56  13.91   16.53
                                               -------------------------------------------------------------------






278                                              Principal Investors Fund
                                                          1-800-547-7754

PERFORMANCE RESULTS - INTERNATIONAL STOCK FUNDS

                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                      (THROUGH DECEMBER 31, 2005)

                                                                                  LIFE
                                                YTD   1 YR   3 YR   5 YR  10 YR  OF FUND       2005
                                               -------------------------------------------     -------
PARTNERS INTERNATIONAL FUND (12/29/03)
 ADVISORS SELECT (06/01/04)                    12.80  12.80    N/A   N/A   N/A    18.85        12.80
  ADVISORS PREFERRED (06/01/04)                12.90  12.90    N/A   N/A   N/A    18.99        12.90
 ADVISORS SIGNATURE CLASS (11/01/04)           12.55  12.55    N/A   N/A   N/A    16.21        12.55
 SELECT (06/01/04)                             13.18  13.18    N/A   N/A   N/A    19.25        13.18
 PREFERRED/ /(06/01/04)                        13.32  13.32    N/A   N/A   N/A    19.35        13.32
Fidelity International Composite                             24.15  5.62  7.62
 MSCI EAFE (Europe, Australia, Far East)
 Index - ND                                    13.54  13.54  23.68  4.56  5.84    19.98        13.54
 Morningstar Foreign Large Blend Category      14.55  14.55  21.30  2.93  6.47    19.76        14.55
 Average
                                               -------------------------------------------     -------

                                                                    ANNUAL TOTAL RETURNS
                                                                  (YEAR ENDED DECEMBER 31)


                                               2004   2003    2002    2001    2000   1999   1998   1997   1996
                                               -----------------------------------------------------------------
PARTNERS INTERNATIONAL FUND (12/29/03)
 ADVISORS SELECT (06/01/04)
  ADVISORS PREFERRED (06/01/04)
 ADVISORS SIGNATURE CLASS (11/01/04)           19.62
 SELECT (06/01/04)
 PREFERRED/ /(06/01/04)
Fidelity International Composite
 MSCI EAFE (Europe, Australia, Far East)       20.25  38.59  -15.94  -21.44  -14.17  26.96  20.00  1.78    6.05
 Index - ND
 Morningstar Foreign Large Blend Category      17.59  33.32  -19.15  -24.36  -20.88  52.48  14.80  6.99   13.88
 Average                                       -----------------------------------------------------------------








6 MONTH LIBOR (LONDON INTERBANK OFFERED RATE) INDEX is an average of the interest rate of U.S. dollar deposits, known as Eurodollars, of a stated maturity.


CITIGROUP BROAD MARKET (BMI) GLOBAL EX-US INDEX is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US$100 million and above.


CITIGROUP WORLD EX-US BROAD MARKET (BMI) GROWTH INDEX is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with growth characteristics and an available free float market cap of US$100 million and above.


LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.


LEHMAN BROTHERS GOVERNMENT/MORTGAGE INDEX is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities
(MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA and the FHLMC.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.


LEHMAN BROTHERS U.S. TREASURY BELLWETHERS 3 MONTH INDEX is composed of public obligations of the U.S. Treasury with a maturity of three months.


LEHMAN BROTHERS U.S. TREASURY TIPS (TREASURY INFLATION PROTECTION SECURITIES) INDEX is an unmanaged index of inflation-protected U.S. Treasury securities that will mature in one year or longer.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.


Principal Investors Fund                                              279
www.principal.com

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX is an unmanaged index that measures the stock returns of companies in 26 developing countries.


LEHMAN BROTHERS U.S. TREASURY BELLWETHERS 3 MONTH INDEX is composed of public obligations of the U.S. Treasury with a maturity of three months.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.


MORNINGSTAR CONSERVATIVE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY AVERAGE is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR FOREIGN LARGE GROWTH CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY AVERAGE is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.


MORNINGSTAR LARGE BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR LARGE GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR LARGE VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more-stable stock prices.


MORNINGSTAR LONG-TERM GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations of greater than or equal to 10 years.


MORNINGSTAR MID-CAP BLEND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR MID-CAP GROWTH CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.


280                                              Principal Investors Fund
                                                          1-800-547-7754

MORNINGSTAR MID-CAP VALUE CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR MODERATE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR SHORT-TERM BOND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt and which have durations between 1 and 3.5 years.


MORNINGSTAR SMALL BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.


MORNINGSTAR SMALL GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR SMALL VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR ULTRA-SHORT BOND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of bond mutual funds that invest primarily in investment-grade U.S. fixed-income issues and have durations of less than one year.


MORNINGSTAR WORLD STOCK CATEGORY AVERAGE invest the majority of their assets in the U.S., Europe, and Japan, with the remainder divided among the globe's smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks.


RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.


RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.


RUSSELL 2000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.


RUSSELL 2000 INDEX is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.


RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL 2500 GROWTH INDEX is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Growth Index with higher price-to-book ratios and higher forecasted growth values.


Principal Investors Fund                                              281
www.principal.com

RUSSELL MIDCAP GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.


RUSSELL MIDCAP INDEX is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.


RUSSELL MIDCAP VALUE INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.


S&P 500 STOCK INDEX (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility and transportation companies.


S&P MIDCAP 400 INDEX is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX is an unmanaged index that consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


282                                              Principal Investors Fund
                                                          1-800-547-7754

 ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated March 1, 2006 which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on http:// www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572


Principal Investors Fund                                              283
www.principal.com

                     SUPPLEMENT DATED SEPTEMBER 22, 2006
           TO THE PROSPECTUSES FOR THE PRINCIPAL INVESTORS FUND, INC.
                              DATED MARCH 1, 2006
  (PLEASE NOTE THAT NOT ALL OF THESE FUNDS ARE OFFERED IN ALL SHARE CLASSES.)


WM GROUP OF FUNDS ACQUISITION


On July 25, 2006, the Principal Financial Group, Inc. ("PFG") and its subsidiary, Principal Management Corporation, entered into an agreement with Washington Mutual, Inc. ("WM") to acquire all of the outstanding stock of its subsidiaries, WM Advisors, Inc. ("WMA"), the investment advisor to the WM Group of Funds, WM Funds Distributors, Inc. and WM Shareholder Services, Inc. (the "Transaction"). On September 11, 2006, the Principal Investors Fund, Inc. ("PIF") Board of Directors approved the proposed merger with the WM Funds and resulting proposed reorganizations (the "Reorganizations") of the funds. Pursuant to the Reorganizations, each of the WM Funds (each, an "Acquired Fund") will combine with and into the following corresponding separate series of PIF (each, an "Acquiring Fund"), subject to various conditions including the approval of the shareholders of each Acquired Fund:

         WM ACQUIRED FUNDS                      PIF ACQUIRING FUNDS
WM TRUST I
 Equity Income Fund                   Equity Income Fund I /1/
 Growth & Income Fund                 Disciplined LargeCap Blend Fund /2/
 High Yield Fund                       High Yield Fund II /1/
 Income Fund                           Income Fund /1/
 Mid Cap Stock Fund                   MidCap Stock Fund /1/
 Money Market Fund                     Money Market Fund /2/
 REIT Fund                             Real Estate Securities Fund /2/
 Small Cap Value Fund                 Small Cap Value Fund /2/
 Tax-Exempt Bond Fund                 Tax-Exempt Bond Fund I /1/
 U.S. Government Securities Fund       Mortgage Securities Fund /1/
 West Coast Equity Fund               West Coast Equity Fund /1/
WM TRUST II
 California Insured                   California Insured Intermediate-Municipal
Intermediate-Municipal Fund          Fund /1/
 California Municipal Fund            California Municipal Fund /1/
 Growth Fund                           LargeCap Growth Fund /2/
 International Growth Fund            Diversified International Fund /2/
 Short Term Income Fund               Short-Term Income Fund /1/
 Small Cap Growth Fund                 SmallCap Growth Fund /2/
WM SAM PORTFOLIOS
 Balanced Portfolio                   SAM Balanced Portfolio /1/
 Conservative Balanced Portfolio      SAM Conservative Balanced Portfolio /1/
 Conservative Growth Portfolio        SAM Conservative Growth Portfolio /1/
 Flexible Income Portfolio            SAM Flexible Income Portfolio /1/
 Strategic Growth Portfolio           SAM Strategic Growth Portfolio /1/


It is currently expected that the Transaction will close in the fourth quarter of this calendar year, and that the Reorganizations will occur shortly thereafter.


Under the Reorganizations (i) all the assets and the stated liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for Class A, Class B, Class C and Institutional Class ("Class I") shares of the Acquiring Fund; (ii) holders of Class A, Class B, Class C and Class I shares of the Acquired Fund will receive, respectively, that number of Class A, Class B, Class C and Class I shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund will be liquidated and dissolved.
ZZ 23290

FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the Reorganization, the WM Funds and PIF will have received, in form and substance satisfactory to each, an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each Acquired Fund and its corresponding Acquiring Fund, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.


DISTRIBUTION OF INCOME AND GAINS. . Prior to the Reorganization, each Acquired Fund whose taxable year will end as a result of the Reorganization generally is required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to such shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder's taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.


Moreover, if an Acquiring Fund has realized net investment income or net capital gains but has not distributed such income or gains prior to the Reorganization, and you acquire shares of such Acquiring Fund in the Reorganization, a portion of your subsequent distributions from the Acquiring Fund will, in effect, be a taxable return of part of your investment. Similarly, if you acquire Acquiring Fund shares in the Reorganization when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Acquiring Fund sells the appreciated securities and distributes the realized gain. The Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each Reorganization is not conditioned upon the closing of the others. However, one of the conditions to the closing of the Transaction is that shareholders of each of the following Acquired Funds (as well as certain other funds advised by WMA) approve the Reorganization: Conservative Balanced Portfolio, Flexible Income Portfolio, Balanced Portfolio, Conservative Growth Portfolio, Strategic Growth Portfolio, U.S. Government Securities Fund, Growth & Income Fund, Income Fund, Mid Cap Stock Fund, High Yield Fund, West Coast Equity Fund, International Growth Fund, Growth Fund, Short Term Income Fund and Equity Income Fund. If shareholders of any of these funds do not approve the Reorganization, PFG, in its discretion, may elect not to consummate the Transaction, in which case the Reorganization will not take place as to any Acquired Funds.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Funds, or to receive a free copy of a prospectus/ proxy statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.
ZZ 23290

OTHER REORGANIZATIONS


On September 11, 2006, the Principal Investors Fund, Inc. ("PIF") Board of Directors approved proposed reorganizations (the "PIF Reorganizations") of several of its series. Pursuant to the PIF Reorganizations, each of the Partners LargeCap Growth Fund, Tax-Exempt Bond Fund and Equity Income Fund (each, a "PIF Acquired Fund") will combine with and into the following corresponding separate series of PIF (each, a "PIF Acquiring Fund"), subject to various conditions including the approval of the shareholders of each PIF Acquired Fund:

         PIF ACQUIRED FUNDS                      PIF ACQUIRING FUNDS
 Equity Income Fund                     Equity Income Fund I /3/
 Partners LargeCap Growth Fund          Partners LargeCap Growth Fund II
 Tax-Exempt Bond Fund                   Tax-Exempt Bond Fund I /3/


It is currently expected that the PIF Reorganizations will occur shortly after the end of the year.


Under the PIF Reorganizations (i) all the assets and the stated liabilities of each PIF Acquired Fund will be transferred to the PIF Acquiring Fund in exchange for Class A, Class B, Class J, Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Advisors Signature and Institutional Class ("Class I") shares of the PIF Acquiring Fund; (ii) holders of Class A, Class B, Class J, Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Advisors Signature Class and Class I shares of the PIF Acquired Fund will receive, respectively, that number of Class A, Class B, Class J, Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Advisors Signature and Class I shares of the PIF Acquiring Fund equal in value at the time of the exchange to the value of the holder's PIF Acquired Fund shares at such time; and (iii) the PIF Acquired Fund will be liquidated and dissolved.


FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the PIF Reorganization, PIF will have received, in satisfactory form and substance, an opinion from counsel substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each PIF Acquired Fund and its corresponding PIF Acquiring Fund, for federal income tax purposes: (1) the PIF Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the PIF Acquired Fund or the PIF Acquiring Fund upon the transfer of the assets and liabilities, if any, of the PIF Acquired Fund to the PIF Acquiring Fund solely in exchange for shares of the PIF Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the PIF Acquired Fund upon the exchange of such PIF Acquired Fund's shares solely for shares of the PIF Acquiring Fund; (4) the holding period and tax basis of the shares of the PIF Acquiring Fund received by each holder of shares of the PIF Acquired Fund pursuant to the PIF Reorganization will be the same as the holding period and tax basis of the shares of the PIF Acquired Fund held by the shareholder (provided the shares of the PIF Acquired Fund were held as a capital asset on the date of the PIF Reorganization) immediately prior to the PIF Reorganization; and (5) the holding period and tax basis of the assets of the PIF Acquired Fund acquired by the PIF Acquiring Fund will be the same as the holding period and tax basis of those assets to the PIF Acquired Fund immediately prior to the PIF Reorganization.


DISTRIBUTION OF INCOME AND GAINS. . Prior to the PIF Reorganization, each PIF Acquired Fund whose taxable year will end as a result of the PIF Reorganization generally is required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the PIF Reorganization. Such distributions will be made to such shareholders before the PIF Reorganization. A PIF Acquired Fund shareholder will be required to include any such distributions in such shareholder's taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the PIF Reorganization not occurred.


Moreover, if a PIF Acquiring Fund has realized net investment income or net capital gains but has not distributed such income or gains prior to the PIF Reorganization, and you acquire shares of such PIF Acquiring Fund in the PIF Reorganization, a portion of your subsequent distributions from the PIF Acquiring Fund will, in effect, be a taxable return of part of your investment.
 Similarly, if you acquire PIF Acquiring Fund shares in the PIF Reorganization when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the PIF Acquiring Fund sells the appreciated securities and distributes the realized gain. The PIF Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation. ZZ 23290

The foregoing is only a summary of the principal federal income tax consequences of the PIF Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the PIF Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the PIF Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each PIF Reorganization is not conditioned upon the closing of the other PIF Reorganizations. However, the PIF Reorganizations of the Equity Income Fund and the Tax-Exempt Bond Fund may not occur if the Transaction described above under WM Group of Funds Acquisition does not occur.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any PIF Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the PIF Acquiring Funds, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the PIF Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.
____________________________
   /1/ These Acquiring Funds are newly-organized funds that will commence operations in connection with the Reorganization. It is expected that the WMA portfolio management team managing each corresponding Acquired Fund will continue to manage the Acquiring
   Fund as sub-advisor, and that the Acquired Fund will be the survivor for accounting and performance reporting purposes.

   /2 /These Acquiring Funds are existing PIF Funds into which the relevant WM Fund will be merged; the portfolio management teams for those funds will be different from those of the corresponding
   Acquired Funds.

   /3/ These PIF Acquiring Funds are newly-organized funds that will commence operations in connection with the PIF Reorganization; the portfolio management teams for those funds will be different from those of the corresponding PIF Acquired Funds.

PARTNERS LARGECAP GROWTH FUND
On September 11, 2006, the Fund's Board of Directors approved replacing the Fund's sub-advisor Grantham, Mayo, Van Otterloo & Co. with American Century Investment Management, Inc. ("American Century"). American Century was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111. As of December 31, 2005, American Century managed $100.9 billion in assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.



E.A. PRESCOTT LEGARD, CFA. . Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.



GREGORY J. WOODHAMS, CFA. Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor's degree in Economics from Rice University and a Master's degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.
ZZ 23290

The following changes to the Fund's investment strategy will be made as a result of the change of sub-advisors.


MAIN STRATEGIES
Under normal markets, the Partners LargeCap Growth Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of June 30, 2006, the range was between approximately $1.6 billion and $364.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

American Century selects stocks of companies they believe will increase in value over time using a growth investment strategy they developed. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace. Accelerating growth is shown, for example, by growth that exhibits a higher positive rate of change this quarter than last or this year than the year before. It also includes companies whose growth rates, although still negative, are less negative than prior periods. The American Century strategy is based on the premise that, over the long-term, the stocks of companies with accelerating earnings and revenues have a greater than average chance to increase in value.


American Century uses a bottom-up approach to select securities to buy for the Fund. This means that American Century makes its investment decisions based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using its extensive database, American Century tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help American Century select or hold the securities of companies they believe will be able to sustain accelerating growth and sell the securities of companies whose growth begins to slow down.


American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in securities regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, non-leveraged futures contracts and options and other similar securities. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. In addition, up to 25% of Fund assets may be invested in foreign securities.


PARTNERS MIDCAP VALUE FUND
PARTNERS SMALLCAP GROWTH FUND II
As communicated to you in a prospectus supplement dated June 16, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") began serving as an additional sub-advisor to the Partners MidCap Value Fund and Essex Investment Management Company, LLC ("Essex") began serving as an additional sub-advisor for the Partners SmallCap Growth Fund II.

Following are revised fund descriptions for these two Funds which incorporate information with regard to the processes these new sub-advisors will follow when managing their portions of the respective Fund portfolios.
PARTNERS MIDCAP VALUE FUND
The Fund seeks long-term growth of capital. The Manager has selected Neuberger Berman and Jacobs Levy as Sub-Advisors to the Fund.

MAIN STRATEGIES
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of June 30, 2006, this range was between approximately $1.7 billion and $15.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies. ZZ 23290

Neuberger Berman, the Sub-Advisor, selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


Jacobs Levy, the Sub-Advisor, selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Their approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process they refer to as "disentangling." The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.


Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.
ZZ 23290

INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

PARTNERS SMALLCAP GROWTH FUND II
The Fund seeks long-term growth of capital. The Manager has selected UBS Global AM, Emerald and Essex as Sub-Advisors to the Fund.

MAIN STRATEGIES
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of June 30, 2006, this range was between approximately $83 million and $2.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Fund will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Fund will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.
ZZ 23290

MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries .




INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.
PARTNERS MIDCAP GROWTH FUND
Effective October 1, 2006, Tara Hedlund and Jason Schrotberger will serve as co-portfolio managers for the Fund, replacing William McVail and Robert Turner. Ms. Hedlund and Mr. Schrotberger will act as co-portfolio managers for the Fund along with Christopher McHugh who was been on the Fund's portfolio management team since the Fund began in December of 2000.


TARA R. HEDLUND, CFA, CPA . Joining the company in 2000, Ms. Hedlund is a security analyst/portfolio manager at Turner Investment Partners. She covers stocks in the technology & telecommunications sector. Ms. Hedlunc has eleven years of investment experience and prior to joining Turner, she was an audit engagement senior at Arthur Andersen LLP. Ms. Hedlund earned a BBS in Accountancy from Villanova University. She has earned the right to use the Chartered Financial Analyst designation.
ZZ 23290

JASON D. SCHROTBERGER, CFA . Joining the company in 2001, Mr. Schrotberger is a security analyst/portfolio manager at Turner Investment Partners. He covers stocks in the consumer sector. Mr. Schrotberger has twelve years of investment experience and prior to joining Turner, he was an investment analyst at BlackRock Financial Management. Mr. Schrotberger earned a BA in Economics from Denison University and an MBA in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

PRINCIPAL LIFETIME 2010 FUND
PRINCIPAL LIFETIME 2020 FUND
PRINCIPAL LIFETIME 2030 FUND
PRINCIPAL LIFETIME 2040 FUND
PRINCIPAL LIFETIME 2050 FUND
PRINCIPAL LIFETIME STRATEGIC INCOME FUND

The main strategies section for each of the above-named Funds has been changed as follows:


MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic, foreign equity, fixed-income markets and other asset classes.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Fund. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Fund. In deciding the asset allocation of the Fund's assets, the Manager and Sub-Advisor consider long-term asset class returns and within each asset class, the Manager considers a variety of factors including expected returns, expense levels, diversification and appropriate levels of risk within each asset class. Principal is also responsible for employing an active rebalancing strategy. This strategy identifies asset classes that appear attractive or unattractive over shorter time period. These views may lead to cash flows or Fund assets being directed to move underlying fund weights closer to their target position.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds, their respective target weights and the cash flow allocations and any transfers of Fund assets needed. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Fund invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Fund circumstances change allocations.


In allocating Fund assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Fund must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Fund's allocation among the underlying funds so that within ten to fifteen years after the target year, the Fund's underlying fund allocation matches that of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.





ZZ 23290


                         SUPPLEMENT DATED JUNE 16, 2006
            TO THE PROSPECTUS FOR THE PRINCIPAL INVESTORS FUND, INC.
                           INSTITUTIONAL CLASS SHARES
                              DATED MARCH 1, 2006
PARTNERS SMALL CAP GROWTH FUND III
On June 12, 2006, the Board of Directors of the Fund unanimously approved the Manager's proposal to add Columbus Circle Investors "CCI" as an additional sub-advisor for a portion of the Fund's portfolio. As CCI is an affiliate of the Manager, shareholder approval is required prior to CCI becoming a sub-advisor to the Fund. Further information regarding the Special Meeting of Shareholders will be forthcoming.

PARTNERS MIDCAP VALUE FUND
Effective on or about June 30, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") is an additional sub-advisor for the Partners MidCap Value Fund.

Jacobs Levy Equity Management, Inc. provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients and currently manages about $20 billion in assets.

Day-to-day portfolio management is performed by the two founders of Jacobs Levy, Bruce Jacobs and Ken Levy. Mr. Jacobs and Mr. Levy are well-known for their research and academic publications on investment theory and practice. Together, they serve as portfolio managers for the portion of the Fund's portfolio allocated by the Manager to Jacobs Levy for management and are responsible for research, security selection, portfolio construction and trading.

BRUCE JACOBS . Mr. Jacobs serves as co-chief investment officer, portfolio manager and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was a First Vice President of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operation Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University and an MA in Applied Economics and Ph.D. in Finance from the University of Pennsylvania's Wharton School.

KEN LEVY, CFA . Mr. Levy serves as co-chief investment officer, portfolio manager and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Asset Management Company. He earned a BA in Economics from Cornell University, an MBA and an MA in Business Economics from the University of Pennsylvania's Wharton School and has completed all requirements short of the dissertation for a Ph.D. at Wharton. He has earned the right to use the Chartered Financial Analyst designation.

PARTNERS SMALLCAP GROWTH FUND II
Effective on or about June 30, 2006, Essex Investment Management Company, LLC ("Essex") is an additional sub-advisor for the Partners SmallCap Growth Fund II.

Essex Investment Management Company, LLC ("Essex") is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. As of March 31, 2006, Essex had a total of $3.95 billion in assets under management.

Day-to-day portfolio management is performed by Nancy B. Prial.

NANCY B. PRIAL, CFA . Ms. Prial is a Portfolio Manager on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graded from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

                         SUPPLEMENT DATED JUNE 20, 2006
                     TO THE PRINCIPAL INVESTORS FUND, INC.
                         INSTITUTIONAL CLASS PROSPECTUS
                              DATED MARCH 1, 2006

Effective August 15, 2006, the EXCHANGE OF FUND SHARES section on page 208 of the prospectus will be replaced with the following:

EXCHANGE OF FUND SHARES

An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of Principal Investors Fund, provided that:
.. the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund, .. if shares are purchased in connection with a plan, or through a financial intermediary, the share class of such other Fund is available through the plan or intermediary,
.. the share class of such other Fund is available in the shareholder's state of residence, and

All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions.


If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management's judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or the Manager believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

                         SUPPLEMENT DATED MAY 25, 2006
      TO THE PRINCIPAL INVESTORS FUND, INC. INSTITUTIONAL CLASS PROSPECTUS
                              DATED MARCH 1, 2006

SMALLCAP BLEND FUND
Effective March 20, 2006, Thomas Morabito, CFA, was named as the individual responsible for day-to-day fund management for the SmallCap Blend Fund, replacing Todd Sanders, CFA.


THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.


Effective May 19, 2006, Phil Nordhus, was appointed as co-Portfolio Manager for the SmallCap Blend Fund. Going forward, Mr. Nordhus and Mr. Morabito are the individuals responsible for day-to-day fund management.



PHIL NORDHUS, CFA. . Mr. Nordhus joined Principal in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor's degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.

                        SUPPLEMENT DATED APRIL 11, 2006
               TO THE PRINCIPAL INVESTORS FUND, INC. PROSPECTUSES
                              DATED MARCH 1, 2006

SMALLCAP BLEND FUND
Effective March 20, 2006, Thomas Morabito, CFA, has been named as the individual responsible for day-to-day fund management for the SmallCap Blend Fund, replacing Todd Sanders, CFA.


THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

                        SUPPLEMENT DATED MARCH 20, 2006
                     TO THE PRINCIPAL INVESTORS FUND, INC.
                        PROSPECTUSES DATED MARCH 1, 2006

     At its March 13, 2006 meeting, the Board of Directors of Principal Investors Fund approved a reallocation of portfolio management responsibilities between Principal and the Manager with regard to the Principal LifeTime Funds. As described more fully below, Principal will be responsible for the asset allocation function with regard to the LifeTime Funds while the Manager will be responsible for choosing the funds in which the LifeTime Funds invest.

PRINCIPAL LIFETIME 2010
PRINCIPAL LIFETIME 2020
PRINCIPAL LIFETIME 2030
PRINCIPAL LIFETIME 2040
PRINCIPAL LIFETIME 2050
The main strategies section for each of the above-named funds has been changed as follows:


MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Fund. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Fund. In deciding how to allocate the Fund's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Fund assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Fund invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Fund circumstances change allocations.


In allocating Fund assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Fund must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Fund's asset allocation so that within five to ten years after the target year, the Fund's asset allocation matches that of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.

PRINCIPAL LIFETIME STRATEGIC INCOME FUND
The main strategies section for the above-named fund has been changed as follows:

MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. Most of the Fund's assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing markets through their investments in fixed-income securities, "hybrid" securities - such as real estate and preferred securities, which may produce current income as well as capital gains - and dividend generating domestic and foreign stocks.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Fund. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Fund. In deciding how to allocate the Fund's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Fund assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Fund invests.


In allocating Fund assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's: organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.



Doug Loeffler is the individual currently responsible for the day-to-day management of the investment advisory services Principal Management Corporation provides to the six above-named Funds.



DOUG LOEFFLER, CFA . Mr. Loeffler is a Vice President with Principal Management Corporation. He is the senior member of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program. He is responsible for preparing periodic evaluation reports including both qualitative and quantitative analysis. Mr. Loeffler participates in the manager selection process and portfolio reviews. Joining Principal Management Corporation in 2004, he has 16 years of investment experience including 14 years in the mutual fund industry (Scudder and Founders Asset Management). His background includes quantitative analysis, fundamental analysis and portfolio management focusing on non-U.S. stocks. Mr. Loeffler earned an MBA in Finance at the University of Chicago and a degree in Economics from Washington State University. He has earned the right to use the Chartered Financial Analyst designation.

                         PRINCIPAL INVESTORS FUND, INC.




                            INSTITUTIONAL CLASS


 This Prospectus describes a mutual fund organized by Principal Life Insurance
                        Company/(R) /("Principal Life").



               The date of this Prospectus is March 1, 2006.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Descriptions.......................................................

 Fixed Income Funds
  Money Market Fund.....................................................

  Short-Term Bond Fund f/k/a High Quality Short-Term Bond Fund..........

  Ultra Short Bond Fund f/k/a Capital Preservation Fund.................


 Conservative Funds
  Bond & Mortgage Securities Fund.......................................

  Government & High Quality Bond Fund f/k/a Government Securities Fund..

  High Quality Intermediate-Term Bond Fund..............................

  High Yield............................................................

  Inflation Protection..................................................

  Preferred Securities Fund.............................................


 Moderate Funds
  Disciplined LargeCap Blend Fund .......................................

  LargeCap Growth Fund..................................................

  LargeCap S&P 500 Index Fund...........................................

  LargeCap Value Fund...................................................

  MidCap Value Fund.....................................................

  Partners LargeCap Blend Fund..........................................

  Partners LargeCap Blend Fund I........................................

  Partners LargeCap Growth..............................................

  Partners LargeCap Growth Fund I.......................................

  Partners LargeCap Growth Fund II......................................

  Partners LargeCap Value Fund..........................................

  Partners LargeCap Value Fund I........................................

  Partners LargeCap Value Fund II.......................................

  Partners MidCap Value Fund............................................

  Partners MidCap Value Fund I..........................................


 Aggressive Funds
  MidCap Blend Fund.....................................................

  MidCap Growth Fund....................................................

  MidCap S&P 400 Index Fund.............................................

  Partners MidCap Growth Fund...........................................

  Partners MidCap Growth Fund I.........................................

  Partners MidCap Growth Fund II........................................

  Partners SmallCap Blend Fund..........................................

  Partners SmallCap Growth Fund I.......................................

  Partners SmallCap Growth Fund II......................................

  Partners SmallCap Growth Fund III.....................................

  Partners SmallCap Value Fund..........................................

  Partners SmallCap Value Fund I........................................

  Partners SmallCap Value Fund II.......................................

  Real Estate Securities Fund...........................................

  SmallCap Blend Fund...................................................

  SmallCap Growth Fund..................................................

  SmallCap S&P 600 Index Fund...........................................


2                                                Principal Investors Fund
                                                          1-800-547-7754

  SmallCap Value Fund...................................................


 Dynamic Funds
  Diversified International Fund........................................

  International Emerging Markets Fund...................................

  International Growth Fund .............................................

  Partners Global Equity Fund...........................................

  Partners International Fund...........................................


 Principal LifeTime Funds
  Principal LifeTime 2010 Fund..........................................

  Principal LifeTime 2020 Fund..........................................

  Principal LifeTime 2030 Fund..........................................

  Principal LifeTime 2040 Fund..........................................

  Principal LifeTime 2050 Fund..........................................

  Principal LifeTime Strategic Income Fund..............................


General Information

 The Costs of Investing.................................................

 Certain Investment Strategies and Related Risks........................

 Management, Organization and Capital Structure.........................

 Pricing of Fund Shares.................................................

 Purchase of Fund Shares................................................

 Redemption of Fund Shares..............................................

 Exchange of Fund Shares................................................

 Dividends and Distributions............................................

 Fund Account Information...............................................

 Financial Highlights...................................................

Portfolio Holdings Information..........................................

Additional Information..................................................

Appendix A..............................................................


Principal Investors Fund                                                3
www.principal.com

The Principal Investors Funds have been divided into categories. The working definition of each category is shown below:


STABLE
Investment options that historically have had lower earnings over longer periods of time and have not changed much in value over short periods of time as compared to the other categories. Examples are money market, some short-term bond and stable value investment options.

CONSERVATIVE
Investments, including government securities, mortgage-backed securities, and corporate bonds, that change in value as interest rates change. They are generally less volatile than stocks.

MODERATE
In general, these are stocks of large U.S. companies. In the past, they have been more volatile than corporate and government bonds. Balanced investments (that include both stocks and bonds) are also considered to be moderate investment options.

AGGRESSIVE
Although there are exceptions, these investments are generally stocks of small and medium-size U.S. companies. These investments can change in value very quickly over short time periods.

DYNAMIC
In general, theses are stocks of foreign companies. These investments have additional risks associated with foreign investing, such as currency risk, and can change in value very quickly over short-term periods.

PRINCIPAL LIFETIME
The Principal LifeTime Funds invest in a combination of Principal Investors Funds (the underlying funds). Each Principal LifeTime Fund may invest in the equity, fixed-income and money market funds and allocates its assets among the underlying funds according to an asset allocation strategy. The Principal LifeTime Strategic Income Fund is designed for investors already in retirement. Each of the other Principal LifeTime Funds seek to become increasingly conservative as the Fund approaches its target retirement date.
   For example: The Principal LifeTime 2030 Fund, with a target retirement year that is nearly 30 years away, has a relatively aggressive target asset allocation. The Principal LifeTime 2010 Fund, with a target retirement year that is less than ten years away, has a relatively conservative target asset allocation.

FUND DESCRIPTIONS


Principal Investors Fund, Inc. is comprised of many investment portfolios ("Funds"). Principal Management Corporation*, the "Manager" of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Fund.


The Manager has selected a Sub-Advisor for each Fund based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Sub-Advisor for each Fund is shown with the Fund's description on the following pages.


The Sub-Advisors are:

.. Alliance Capital Management, L.P. ("Alliance")
.. AllianceBernstein Investment Research and Management ("Bernstein") .. American Century Investment Management, Inc. ("American Century") .. Ark Asset Management Co., Inc. ("Ark Asset")
.. Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHMS")
.. BNY Investment Advisors ("BNY")
.. Columbus Circle Investors ("CCI") *


4                                                Principal Investors Fund
                                                          1-800-547-7754

.. Dimensional Fund Advisors, Inc. ("Dimensional")
.. Emerald Advisers Inc. ("Emerald")
.. Fidelity Management & Research Company ("FMR")
.. Goldman Sachs Asset Management LP ("GSAM")
.. Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Los Angeles Capital Management and Equity Research, Inc. ("LA Capital")
.. Mazama Capital Management, Inc. ("Mazama")
.. Mellon Equity Associates, LLP ("Mellon Equity")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Post Advisory Group, LLC*
.. Principal Global Investors, LLC ("Principal")*
.. Principal Real Estate Investors, LLC ("Principal - REI")*
.. Spectrum Asset Management, Inc. ("Spectrum")*
.. T. Rowe Price Associates, Inc. ("T. Rowe Price")
.. Turner Investment Partners, Inc. ("Turner")
.. UBS Global Asset Management (Americas) Inc. ("UBS Global AM")
.. Vaughan Nelson Investment Management, LP ("Vaughan Nelson")
.. Wellington Management Company, LLP ("Wellington Management")
  * Principal Management Corporation, CCI, Post, Principal, Principal - REI, Spectrum, Princor Financial Services Corporation ("Princor") are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group/(R)/.


Principal Investors Fund                                                5
www.principal.com

INSTITUTIONAL CLASS SHARES
Only eligible purchasers may buy Institutional Class shares of the Funds. At the present time, eligible purchasers include but are not limited to:
  . separate accounts of Principal Life;
  . Principal Life or any of its subsidiaries or affiliates;
  . funds distributed by Princor Financial Services Corporation ("Princor") if the Fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;
  . clients of Principal Global Investors, LLC.;

  . sponsors, recordkeepers or administrators of wrap account or mutual fund asset allocation programs or participants in those programs;
  . certain pension plans;
  . certain retirement account investment vehicles administered by foreign or domestic pension plans;

  . an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank or other financial institution, pursuant to a written agreement; and
  . certain institutional clients that have been approved by Principal Life
    Insurance Company for purposes of providing plan record keeping.
The Manager reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.

In the description for each Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS

These sections describe each Fund's investment objective and summarize how each Fund intends to achieve its investment objective. The Board of Directors may change a Fund's objective or the principal investment policies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund's investment objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The sections also describe each Fund's primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Fund is designed to be a portion of an investor's portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included with each Fund that has annual returns for a full calendar year. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of:

.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


Call the Principal Investors Fund at 1-800-547-7754 to get the current 7-day yield for the Money Market Fund.


6                                                Principal Investors Fund
                                                          1-800-547-7754

FEES AND EXPENSES
The annual operating expenses for each Fund are deducted from that Fund's assets (stated as a percentage of Fund assets). A Fund's operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in a Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, the Manager, any Sub-Advisor or Princor.
.. Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Principal Investors Fund                                                7
www.principal.com

MONEY MARKET FUND
The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Sub-Advisor, Principal, believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
.. to take advantage of market variations;

.. to generate cash to cover sales of Fund shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.



MAIN RISKS

As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Fund's stream of income and decrease the Fund's yield.


8                                                Principal Investors Fund
                                                          1-800-547-7754

INTEREST RATE RISK . The value of the Fund's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Sub-Advisor to be creditworthy. Default or insolvency of the other party is a potential risk to the Fund.


U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.


Principal Investors Fund                                                9
www.principal.com

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"1.49

"2003"0.8


"2004"1.01


"2005"2.93




 LOGO

 The year-to-date return as of December 31, 2005 for the Institutional Class is 2.93%.
   HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q4 '05                                      0.93%
   LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q1 '04                                     0.17%


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                       PAST 1 YEAR           LIFE OF FUND*
 INSTITUTIONAL CLASS.............          2.93                  1.92
 Lehman Brothers U.S. Treasury
 Bellwethers 3 Month Index .......         3.08                  2.20
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
 To obtain the Fund's current
  yield, call 1-800-547-7754


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.40%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      0.40%


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $41   $128  $224  $505



10                                               Principal Investors Fund
                                                          1-800-547-7754

SHORT-TERM BOND FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in short-term fixed-income securities. Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


The Fund may invest up to 15% of its assets in below-investment-grade fixed-income securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see "High Yield Securities" in the section of the prospectus entitled "Certain Investment Strategies and Related Risks)


The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


MAIN RISKS

As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Fund invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Fund normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the


Principal Investors Fund                                               11
www.principal.com

Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.


HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks")


DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.


ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 110.8%.


12                                               Principal Investors Fund
                                                          1-800-547-7754

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


Principal Investors Fund                                               13
www.principal.com

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"7.67

"2003"2.87


"2004"1.22


"2005"2.18



 LOGO

 The year-to-date return as of December 31, 2005 for the Institutional Class is 2.18%.
   HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q3 '02                                      3.32%
   LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q2 '04                                    -1.58%


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      2.18                                3.84
     (AFTER TAXES ON
     DISTRIBUTIONS)....               0.78                                2.20
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               1.41                                2.29
 Lehman Brothers Mutual
 Fund 1-5 Gov't/Credit
 Index ................               1.44                                4.38
 Morningstar Short-Term
 Bond Category Average                1.43                                3.45
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.40%
 Reverse Repurchase Agreement
 Interest Expense.............      0.13
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      0.53%

  EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $54   $170  $296  $665



14                                               Principal Investors Fund
                                                          1-800-547-7754

ULTRA SHORT BOND FUND F/K/A CAPITAL PRESERVATION FUND
The Fund seeks current income while seeking capital preservation.

MAIN STRATEGIES

The Fund invests primarily in high quality, short-term fixed-income securities. Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of not more than 2.5 years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


In addition, though the Fund invests primarily in investment grade securities, Principal may invest up to 15% of the Fund's assets in high yield securities ("junk bonds") rated CCC or higher by Moody's or Standard & Poor's or, if unrated, determined by Principal to be of comparable quality.


The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. Reverse repurchase agreements are considered to be borrowings by the Fund and are subject to the Fund's restrictions on borrowing. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest earned.


Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


During the fiscal year ended October 31, 2005, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):


21.63% in securities      21.77% in securities       0.00% in securities rated
rated Aaa                 rated Baa                  Caa
12.84% in securities      4.64% in securities rated  0.00% in securities rated
rated Aa                  Ba                         Ca
38.62% in securities      0.50% in securities rated
rated A                   B




The above percentages for Aa, A and Baa rated securities include unrated securities in the amount of 0.18%, 0.43%, and 0.58%. respectively, which have been determined by the Manager to be of comparable quality.


MAIN RISKS

As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Fund invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.


Principal Investors Fund                                               15
www.principal.com

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Fund normally is less than one year and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.


DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.


16                                               Principal Investors Fund
                                                          1-800-547-7754

ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 54.9%.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Principal has been the Fund's Sub-Advisor since June 15, 2001.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"4.15

"2003"3.11


"2004"2.5


"2005"3.77




LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 3.77%.
On July 29, 2004, the Fund converted to a money market fund. On May 27, 2005, the Fund converted to an ultra short term bond fund.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '05                                     1.77%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q4 '04
  0.40%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                     3.77/(1)/                          3.52/(1)/
     (AFTER TAXES ON
     DISTRIBUTIONS)....              2.58/(1)/                          2.25/(1)/
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...              2.44/(1)/                          2.24/(1)/
 6-Month LIBOR Index ..              3.33                               2.25
 Morningstar Ultrashort
 Bond Category Average               2.49                               2.35
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (June 15, 2001).
 ///(1)/
  During 2005, the class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.


Principal Investors Fund                                               17
www.principal.com

 ANNUAL FUND OPERATING EXPENSES

                                   INSTITUTIONAL
                                       CLASS
 Management Fees.................      0.40%
                                       ----
    TOTAL FUND OPERATING EXPENSES      0.40%

  (expenses that are deducted from Fund assets) as of October 31, 2005

 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $41   $128  $224  $505



18                                               Principal Investors Fund
                                                          1-800-547-7754

BOND & MORTGAGE SECURITIES FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).

The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Fund may actively trade securities in an attempt to achieve its investment objective.


During the fiscal year ended October 31, 2005, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

59.35% in securities      14.61% in securities       0.56% in securities rated
rated Aaa                 rated Baa                  Caa
5.95% in securities       3.30% in securities rated  0.06% in securities rated
rated Aa                  Ba                         Ca
12.55% in securities      3.60% in securities rated  0.02% in securities rated
rated A                   B                          C




The above percentages for Aaa, Baa, Ba and B rated securities includes 0.02%, 0.01%, 0.01%, and 0.03% respectively of unrated securities which have been determined by the manager to be of comparable quality.


MAIN RISKS

As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Fund. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates.


Principal Investors Fund                                               19
www.principal.com

Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



PORTFOLIO DURATION. . The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.


20                                               Principal Investors Fund
                                                          1-800-547-7754

HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 202.1%.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


Principal Investors Fund                                               21
www.principal.com

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"9.27

"2003"4.04


"2004"4.75


"2005"2.48



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 2.48%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                      4.19%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                    -2.30%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..               2.48                                5.15
     (AFTER TAXES ON
     DISTRIBUTIONS)....               1.08                                3.46
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               1.60                                3.37
 Lehman Brothers
 Aggregate Bond Index .               2.43                                5.54
 Morningstar
 Intermediate-Term Bond
 Category Average......               1.79                                4.92
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.54%
 Reverse Repurchase Agreement
 Interest Expense.............      0.23
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      0.77%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $79   $246  $428  $954



22                                               Principal Investors Fund
                                                          1-800-547-7754

GOVERNMENT & HIGH QUALITY BOND FUND F/K/A GOVERNMENT SECURITIES FUND The Fund seeks to provide current income.

MAIN STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Fund relies on the professional judgment of Principal to make decisions about the Fund's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Fund may also hold cash and cash equivalents. The size of the Fund's cash position depends on various factors, including market conditions and purchases and redemptions of Fund shares. A large cash position could impact the ability of the Fund to achieve its objective but it also would reduce the Fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS

As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not affect interest income on securities already held by the Fund, but are reflected in the Fund's price per share. Since the magnitude of these fluctuations generally is greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying


Principal Investors Fund                                               23
www.principal.com
mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Fund.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 542.3%.


INVESTOR PROFILE
The Fund may be an appropriate for investors seeking diversification by investing in a fixed-income mutual fund.


24                                               Principal Investors Fund
                                                          1-800-547-7754

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"8.77

"2003"1.7


"2004"3.55


"2005"2.16



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 2.16%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '02                                      3.25%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                    -1.55%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      2.16                                4.36
     (AFTER TAXES ON
     DISTRIBUTIONS)....               0.82                                2.66
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               1.40                                2.70
 Lehman Brothers
 Government/Mortgage
 Index.................               2.63                                5.13
 Morningstar
 Intermediate
 Government Category
 Average ..............               1.90                                4.46
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.40%
 Reverse Repurchase Agreement
 Interest Expense.............      0.01
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      0.41%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $42   $132  $230  $518



Principal Investors Fund                                               25
www.principal.com

HIGH QUALITY INTERMEDIATE-TERM BOND FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in intermediate term fixed-income securities rated A or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of greater than three and less than ten years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the three highest grades of S&P or Moody's but not lower than BBB- (S&P) or BAA3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. Reverse repurchase agreements are considered to be borrowings by the Fund and are subject to the Fund's restrictions on borrowing. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest earned.


MAIN RISKS

As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Fund invests have associated risks. These include risks of:


MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Fund. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



PORTFOLIO DURATION. . The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.


26                                               Principal Investors Fund
                                                          1-800-547-7754

INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 177.4%.


Principal Investors Fund                                               27
www.principal.com

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


28                                               Principal Investors Fund
                                                          1-800-547-7754

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"9.91

"2003"3.75


"2004"4.33


"2005"2.57



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 2.57%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                      4.68%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                    -2.22%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      2.57                                5.28
     (AFTER TAXES ON
     DISTRIBUTIONS)....               1.29                                3.45
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               1.68                                3.42
 Lehman Brothers
 Aggregate Bond Index .               2.43                                5.54
 Morningstar
 Intermediate-Term Bond
 Category Average......               1.79                                4.92
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005


 Management Fees......................  0.40%
 Reverse Repurchase Agreement Interest
 Expense .............................  0.32
                                        ----
  TOTAL ANNUAL FUND OPERATING EXPENSES  0.72%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $74   $230  $401  $894




Principal Investors Fund                                               29
www.principal.com

HIGH YIELD FUND
The Fund seeks high current income.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in high yield, below investment grade quality debt and other income-producing securities including, corporate bonds, convertible securities, preferred securities, asset-backed securities and securities of companies in bankruptcy proceedings or otherwise in the process of debt restructuring. The "high yield" securities in which the Fund invests are common known as "junk bonds." These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative with respect to the issuer's ability to pay interest and to repay principal.

The Fund invests its assets in securities rated Ba1 or lower by Moody's Investor Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's Rating Service ("S&P"). The Fund may also invest in unrated securities which the Manager believes to be of comparable quality. The Fund does not invest in securities rated below Caa3 (Moody's) or below CCC- (S&P) at the time of purchase. The Statement of Additional Information contains descriptions of the securities rating categories. The Sub-Advisor, Post, applies its investment process based on the belief that superior performance is achieved by identifying three specific attributes:
.. value identification - seeking complex, not closely followed and/or misunderstood credits which have the highest probability of being mispriced by the consensus view. Post looks for what it believes are inefficiencies between the actual value and market price of securities.
.. downside protection based on qualitative analysis - analyzing the potential downside risk of each investment and continuous monitoring of the investment portfolio to attempt to keep unexpected negatives to a minimum.
.. portfolio diversification - maintaining exposure and diversification limits by issue, issuer, security type, duration, maturity and credit rating.

During the fiscal year ended October 31, 2005, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):


0.01% in securities       1.26% in securities       12.68% in securities rated
rated Aaa                 rated Baa                 Caa
0.00% in securities       27.84% in securities      1.81% in securities rated
rated Aa                  rated Ba                  Ca
0.07% in securities       56.27% in securities
rated A                   rated B                   0.06% in securities rated C




The above percentages for B rated securities include unrated securities in the amount of 0.07%, which have been determined by the Manager to be of comparable quality.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").


30                                               Principal Investors Fund
                                                          1-800-547-7754

MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Fund. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



PORTFOLIO DURATION. . The average portfolio duration of the Fund normally varies within a two to six-year time frame based on the Sub-Advisor's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is six years, a change of 1% in the market's yield results in a change of approximately 6% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


Principal Investors Fund                                               31
www.principal.com

Post has been the Fund's Sub-Advisor since December 29, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2005"4.08



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 4.08%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '05                                      1.71%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '05                                     -0.40%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      4.08                                4.06
     (AFTER TAXES ON
     DISTRIBUTIONS)....               2.51                                2.50
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               2.65                                2.56
 Lehman Brothers High
 Yield Composite Bond
 Index ................               2.74                                2.74
 Morningstar High Yield
 Bond Category.........               2.53                                2.53
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (December 29, 2004).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.65%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      0.65%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $66   $208  $362  $810



32                                               Principal Investors Fund
                                                          1-800-547-7754

INFLATION PROTECTION FUND
The Fund seeks to provide current income and real (after-inflation) total returns.

MAIN STRATEGIES

Under normal circumstances, the Fund invests primarily in inflation protected debt securities. Inflation protected debt securities are designed to provide a "real rate of return" - a return after adjusting for the impact of inflation. Inflation - a rise in the general price level - erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 5%. The investment's inflation adjustment is based on a designated inflation index (such as the Consumer Price Index for Urban Consumers) and typically is applied monthly to the principal of the security. The fixed coupon rate of the security is based on the adjusted principal so that as inflation increases, both the principal value and the interest payments increase. Because this inflation adjustment feature is designed to mitigate a major risk, inflation protected debt securities typically have lower nominal yields than conventional fixed-rate debt securities.

The Fund may invest in:
.. inflation protected debt securities issued by the U.S. Treasury and U.S.
  Government sponsored entities as well as inflation protected debt securities issued by corporations;
.. inflation protected debt securities issued by foreign governments and corporations that are linked to a non-U.S. inflation rate;
.. floating rate notes;
.. adjustable rate mortgages;
.. derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities; and .. commodity-linked derivative instruments, including swap agreements, commodity options, futures, and options on futures.

The Fund invests primarily in investment grade securities, but may invest up to 15% of the Fund's assets in high yield securities ("junk bonds") rated CCC or higher by Moody's or Standard & Poor's or, if unrated, determined by the Sub-Advisor, Principal, to be of comparable quality.


The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.


The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


MAIN RISKS

As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality debt securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other debt securities.


REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.


Principal Investors Fund                                               33
www.principal.com

INTEREST RATE CHANGES . The value of the debt securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of the securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of the securities. To the extent that changes in interest rates reflect changes in inflation, this risk may be mitigated.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Fund.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.



PORTFOLIO DURATION . The average portfolio duration of the Fund normally varies between three and six years and is based on the Sub-Advisor's forecast for interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is six years, a change of 1% in the market's yield results in a change of approximately 6% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.



HIGH YIELD SECURITIES . Debt securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.


34                                               Principal Investors Fund
                                                          1-800-547-7754

HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



FOREIGN EXPOSURE . Foreign securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. All of these factors can make foreign investments more volatile than U.S. investments.



SECTOR RISK . The Fund is subject to sector risk; that is, the possibility that a certain sector may under perform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector or a particular issuer, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector or issuer.



DEFLATION . If inflation is negative, the principal and coupon payment may be adjusted lower.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors who want their income and principal investments to keep pace with inflation over time.


Principal Investors Fund                                               35
www.principal.com

Principal has been the Fund's Sub-Advisor since December 29, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2005"2.43



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 2.43%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '05                                     2.95%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '05                                     -0.45%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..               2.43                                2.72
     (AFTER TAXES ON
     DISTRIBUTIONS)....               0.65                                0.94
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               1.57                                1.30
 Lehman Brothers US
 Treasury TIPS
 Index/(1)/ ...........               2.84                                2.84
 Lehman Brothers Global
 Real: U.S. TIPS Index                3.22                                3.22
 Morningstar Long-Term
 Government Category
 Average ..............               3.29                                3.26
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (December 29, 2004).
 ///(//1)/
  This index is now the benchmark against which the Fund measures its performance. The
  Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005


 Management Fees......................  0.40%
 Reverse Repurchase Agreement Interest
 Expense .............................  0.96
                                        ----
  TOTAL ANNUAL FUND OPERATING EXPENSES  1.36%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The


36                                               Principal Investors Fund
                                                          1-800-547-7754

 Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INSTITUTIONAL CLASS                                                                   $138  $431  $745  $1,635




Principal Investors Fund                                               37
www.principal.com

PREFERRED SECURITIES
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investor Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its assets in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries.

The rest of the Fund's assets may be invested in:
.. common stocks;
.. debt securities; and
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have "preference" over common stock in the payment of dividends and the liquidation of a company's assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.


Spectrum seeks to build a diversified portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.


MAIN RISKS

As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



TAXABLE PREFERRED SECURITIES . Taxable preferred securities are a comparatively new asset class. Taxable preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The taxable preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Taxable preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Taxable preferred securities have some characteristics of equity due to their subordinated position in an issuer's capital structure and ability to defer payments (along with any payments on preferred and common stock) without causing a default.



SECTOR RISK . It may be difficult to spread the Fund's assets across a wide range of industry groups, which may subject the Fund to industry concentration risk despite adequate company diversification. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


38                                               Principal Investors Fund
                                                          1-800-547-7754

NON-DIVERSIFIED COMPANY . The Fund is a non-diversified company, as defined in the Investment Company Act of 1940, as amended, which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.


Principal Investors Fund                                               39
www.principal.com

Spectrum has been the Fund's Sub-Advisor since May 1, 2002.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2003"10.72

"2004"4.36


"2005"1.62



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 1.62%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      5.55%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                    -5.26%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                  PAST 1 YEAR                       LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      1.62                              5.86
     (AFTER TAXES ON
     DISTRIBUTIONS)....              -0.22                              4.36
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               1.10                              4.15
 Merrill Lynch
 Preferred Stock Hybrid
 Index/(1)/ ...........               0.46                              5.81
 Lehman Brothers
 Aggregate Bond Index .               2.43                              5.15
 Morningstar
 Intermediate-Term Bond
 Category Average......               1.79                              4.76
 After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold ( May 1, 2002).
 ///(1)/ This index is now the benchmark against which the Fund measures its performance.
  The Manager and the portfolio manager believe this Index is more representative of the investment approach employed by the Fund. The new index is made up solely of exchange-listed, investment grade preferred securities.


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            INSTITUTIONAL
                                CLASS
 Management Fees..........      0.75%
                                ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES      0.75%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The


40                                               Principal Investors Fund
                                                          1-800-547-7754

 Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 INSTITUTIONAL CLASS                                                                   $77   $240  $417  $930





Principal Investors Fund                                               41
www.principal.com

DISCIPLINED LARGECAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2005 this range was between approximately $665 million and $370.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their expected investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal believes that changes in market expectations drive stock prices. Early identification of improving business fundamentals, early identification of positive change in expectations regarding future profitability of companies and paying prices that are below "fair value" for these stocks will result in investment management success. Principal's investment process seeks to systematically identify stocks with desirable characteristics and combine these stocks in a risk-managed portfolio to maximize return potential by controlling risk.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

Principal has been the Fund's Sub-Advisor since December 30, 2002.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar


42                                               Principal Investors Fund
                                                          1-800-547-7754
investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2003"28.32

"2004"12.84


"2005"7.16



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 7.16%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.99%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q1 '03
  -3.30%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                  PAST 1 YEAR                       LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      7.16                              15.76
     (AFTER TAXES ON
     DISTRIBUTIONS)....               6.62                              15.18
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               4.94                              13.41
 S&P 500 Index ........               4.91                              14.39
 Morningstar Large
 Blend Category Average               5.77                              14.15
 After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            INSTITUTIONAL
                                CLASS
 Management Fees..........      0.60%
                                ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES      0.60%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $61   $192  $335  $750



Principal Investors Fund                                               43
www.principal.com

LARGECAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2005 this range was between approximately $898 million and $371.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on CCI's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 25% of Fund assets may be invested in foreign securities.


CCI places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Fund attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. CCI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


44                                               Principal Investors Fund
                                                          1-800-547-7754

CCI became the Fund's Sub-Advisor on January 5, 2005.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-28.3

"2003"24.89


"2004"9.35


"2005"11.84



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 11.84%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                    10.63%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '02                                   -15.51%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                  PAST 1 YEAR                       LIFE OF FUND*
 INSTITUTIONAL CLASS ..              11.84                              -0.73
     (AFTER TAXES ON
     DISTRIBUTIONS)....              11.82                              -0.76
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               7.72                              -0.62
 Russell 1000 Growth
 Index ................               5.26                              -1.30
 Morningstar Large
 Growth Category
 Average ..............               6.46                              -0.84
 After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

 Management Fees..................      0.55%
                                        ----
  TOTAL ANNUAL FUND OPERATING EXPENSES  0.55%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $56   $176  $307  $689



Principal Investors Fund                                               45
www.principal.com

LARGECAP S&P 500 INDEX FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2005, the market capitalization range of the Index was between approximately $665 million and $370.3 billion. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets. Principal may also elect to omit any S&P 500 stocks from the Fund if such stocks are issued by an affiliated company.

MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth stocks typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.


46                                               Principal Investors Fund
                                                          1-800-547-7754

VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


Principal Investors Fund                                               47
www.principal.com

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-22.27

"2003"28.06


"2004"10.67


"2005"4.71



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 4.71%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     15.22%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -17.29%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      4.71                                1.54
     (AFTER TAXES ON
     DISTRIBUTIONS)....               4.40                                1.01
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               3.47                                1.17
 S&P 500 Index ........               4.91                                1.84
 Morningstar Large
 Blend Category Average               5.77                                1.82
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

 Management Fees......................  0.15%
                                        ----
  TOTAL ANNUAL FUND OPERATING EXPENSES  0.15%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $15   $48   $85   $192



48                                               Principal Investors Fund
                                                          1-800-547-7754

LARGECAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2005 this range was between approximately $563 million and $371.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

The equity investment philosophy of Principal is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments


Principal Investors Fund                                               49
www.principal.com
may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 181.1%.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.


50                                               Principal Investors Fund
                                                          1-800-547-7754

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-12.92

"2003"25.48


"2004"12.4


"2005"6.82



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 6.82%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    15.31%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -15.10%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                  PAST 1 YEAR                       LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      6.82                              4.93
     (AFTER TAXES ON
     DISTRIBUTIONS)....               6.02                              4.40
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               5.02                              4.06
 Russell 1000 Value
 Index ................               7.05                              6.00
 Morningstar Large
 Value Category Average               5.88                              4.46
 After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

 Management Fees......................  0.45%
                                        ----
  TOTAL ANNUAL FUND OPERATING EXPENSES  0.45%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $46   $144  $252  $567



Principal Investors Fund                                               51
www.principal.com

MIDCAP VALUE FUND
The Fund seeks long-term growth of capital. The Manager has selected Principal and BHMS as Sub-Advisors to the Fund.

MAIN STRATEGIES

The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of December 31, 2005, this range was between approximately $563 million and $18.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The portion of Fund assets managed by Principal is invested in stocks that, in the opinion of Principal, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields. The Fund's investments are selected primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often over react to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.


The equity investment philosophy of Principal is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The BHMS investment strategy emphasizes low P/E ratios, low price to book ratios and high dividend yields, which should offer protection in a declining market environment. In a rising market environment, BHMS expects these securities to benefit from growth in profitability and earnings. The firm conducts its own market research and believes that individual stock selection is more important than sector weightings. BHMS normally does not time the market for short-term gains.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in kind or in cash among Sub-Advisors.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual


52                                               Principal Investors Fund
                                                          1-800-547-7754
funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.




FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . A Sub-Advisor may actively trade Fund securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 167.8%.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.


Principal Investors Fund                                               53
www.principal.com

Principal has been the Fund's Sub-Advisor since December 6, 2000. BHMS was added as an additional Sub-Advisor on July 13, 2005.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-8.01

"2003"28.21


"2004"16.58


"2005"15.61




LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 15.61%/(1)/.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     14.96%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -12.69%
///(1)
 / During 2005, the Class experienced a significant withdrawal of monies. As the remaining shareholder held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal. In addition, the Class experienced a reimbursement from the Manager relating to a prior period expense adjustment. The total return amounts expressed herein are greater than those that would have been experienced without the reimbursement.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..             15.61/(1)/                          11.23/(1)/
     (AFTER TAXES ON
     DISTRIBUTIONS)....             11.05/(1)/                          9.57/(1)/
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...             11.45/(1)/                          8.96/(1)/
 Russell Midcap Value
 Index ................             12.65                               12.84
 Morningstar Mid-Cap
 Value Category Average              8.41                               10.29
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (March 1, 2001).
 ///(1)/ During 2005, the Class experienced a significant withdrawal of monies. As the remaining shareholder held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal. In addition, the Class experienced a reimbursement from the Manager relating to a prior period expense adjustment. The total return amounts expressed herein are greater than those that would have been experienced without the reimbursement.


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.65%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      0.65%



 EXAMPLES


54                                               Principal Investors Fund
                                                          1-800-547-7754

 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $66   $208  $362  $810



Principal Investors Fund                                               55
www.principal.com

PARTNERS LARGECAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the Standard & Poor's 500 Stock Index ("S&P 500 Index") (as of December 31, 2005 this range was between approximately $665 million and $370.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The market capitalization of companies in the Fund's portfolio and the S&P 500 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range. In addition, the Fund has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.


The Fund's Sub-Advisor, T. Rowe Price, uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index.


A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Fund seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Fund and coordinating Fund investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Fund will generally remain fully invested (less than 5% cash reserves) and will be sector neutral when compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Fund objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


56                                               Principal Investors Fund
                                                          1-800-547-7754

STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.


Principal Investors Fund                                               57
www.principal.com

T. Rowe Price became Sub-Advisor to the Fund effective March 9, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-7.13

"2002"-16.28


"2003"23.93


"2004"10.38


"2005"4.79



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 4.79%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.21%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -15.44%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                           PAST 1 YEAR                    PAST 5 YEARS                      LIFE OF FUND*
 INSTITUTIONAL CLASS ...........
                                              4.79                            2.19                              2.55
     (AFTER TAXES ON
     DISTRIBUTIONS).............              3.79                            1.66                              2.00
     (AFTER TAXES ON
     DISTRIBUTIONS AND SALE OF
     SHARES)....................              3.92                            1.73                              2.03
 S&P 500 Index .................              4.91                            0.54                              0.54
 Morningstar Large Blend
 Category Average...............              5.77                            0.50                              0.67
 After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.75%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      0.75%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $77   $240  $417  $930



58                                               Principal Investors Fund
                                                          1-800-547-7754

PARTNERS LARGECAP BLEND FUND I
The Fund seeks long-term growth of capital. The Manager has selected GSAM and Wellington Management as Sub-Advisors to the Fund.

MAIN STRATEGIES

The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2005, the range was between approximately $665 million and $370.3 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

GSAM evaluates investments using quantitative models that evaluate companies' fundamental characteristics to identify those stocks expected to outperform and underperform the index. This proprietary multifactor model has been rigorously tested within the large cap universe in which the Fund invests. GSAM seeks to outperform the index by overweighting those stocks that are attractive according to the multifactor model and underweighting stocks that appear unattractive. GSAM seeks a broad representation in the major sectors of the U.S. economy.


GSAM also uses a proprietary risk model that seeks to create a portfolio that maintains risk, style, capitalization and industry characteristics similar to the S&P 500 Index, as well as similar earnings growth and dividend yield characteristics. GSAM seeks to add value from stock selection rather than sector rotation or market timing strategies.


GSAM seeks to outperform the S&P 500 Index by overweighting stocks that are more likely to outperform the benchmark while underweighting stocks that it believes will lag the Index. GSAM seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.


Wellington Management employs a two-fold investment approach that combines top-down sector analysis and bottom-up security selection. Macro-economic data including Gross Domestic Product ("GDP") growth rates, employment gains, as well as the outlook for inflation and interest rates, is considered to identify sectors and industries Wellington Management believes will grow faster than the economy over the next 12 to 18 months.


Wellington Management then selects portfolio investments on the basis of fundamental analysis, which it utilizes to identify those securities that provide the potential for long-term growth of capital. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. When selecting securities of issuers domiciled outside the U.S., Wellington Management also monitors and evaluates the economic and political climate and the principal securities markets of the country in which each company is located. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price


Principal Investors Fund                                               59
www.principal.com
changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.


60                                               Principal Investors Fund
                                                          1-800-547-7754

Goldman Sachs and Wellington Management became Sub-Advisors to the Fund on December 16, 2002.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-24.89

"2003"27.98


"2004"11.05


"2005"6.16



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 6.16%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.26%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -17.56%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                  PAST 1 YEAR                       LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      6.16                              0.57
     (AFTER TAXES ON
     DISTRIBUTIONS)....               5.95                              0.29
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               4.29                              0.37
 S&P 500 Index ........               4.91                              1.84
 Morningstar Large
 Blend Category Average               5.77                              1.82
 After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

 Management Fees......................  0.45%
                                        ----
  TOTAL ANNUAL FUND OPERATING EXPENSES  0.45%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $46   $144  $252  $567



Principal Investors Fund                                               61
www.principal.com

PARTNERS LARGECAP GROWTH FUND
The Fund seeks to achieve long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issues (or securities) that the Sub-Advisor, GMO, believes are fast-growing and whose earnings are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. The Sub-Advisor invests mainly in large companies, although investments can be made in companies of any size.

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations. The Fund typically makes equity investments in companies chosen from among the 1,000 U.S. exchange-listed companies with the largest market capitalization. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Fund may invest up to 25% of its assets in foreign securities, including American Depository Receipts (ADRs), at the time of purchase.


When deciding whether to buy or sell stocks for the Fund, GMO considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.


In addition to the main investment strategies described above, GMO may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the Statement of Additional Information.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.


62                                               Principal Investors Fund
                                                          1-800-547-7754

INVESTOR PROFILE

The Fund may be an appropriate investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Fund is designed as a long-term investment with growth potential.


Principal Investors Fund                                               63
www.principal.com

GMO has been the Sub-Advisor to the Fund since March 9, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2003"23.5

"2004"2.67


"2005"3.33



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 3.33%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    11.69%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '04                                    -5.38%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      3.33                                9.41
     (AFTER TAXES ON
     DISTRIBUTIONS)....               3.21                                9.07
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               2.27                                8.08
 Russell 1000 Growth
 Index ................               5.26                               13.23
 S&P 500 Index ........               4.91                               14.39
 Morningstar Large
 Growth Category
 Average ..............               6.46                               14.01
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (December 30, 2002).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            INSTITUTIONAL
                                CLASS
 Management Fees..........      1.00%
                                ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES      1.00%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $102  $318  $552  $1,225



64                                               Principal Investors Fund
                                                          1-800-547-7754

PARTNERS LARGECAP GROWTH FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000 Growth Index (as of December 31, 2005, this range was between approximately $898 million and $371.7 billion) at the time of purchase. The Fund's investments in foreign companies will be limited to 25% of its total assets. The Fund may also purchase futures and options, in keeping with Fund objectives.

The Sub-Advisor, T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Fund may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments


Principal Investors Fund                                               65
www.principal.com
may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 66.5%.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


66                                               Principal Investors Fund
                                                          1-800-547-7754

T. Rowe Price became Sub-Advisor to the Fund on August 24, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-14.32

"2002"-27.76


"2003"24.01


"2004"9.25


"2005"7.61



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 7.61%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     12.90%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '01                                   -18.00%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                       PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND*
 INSTITUTIONAL CLASS ..........................
                                                           7.61                      -2.03                        -3.16
     (AFTER TAXES ON DISTRIBUTIONS)............            6.83                      -2.21                        -3.33
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)...................................            5.52                      -1.76                        -2.70
 Russell 1000 Growth Index ........                        5.26                      -3.58                        -3.58
 Morningstar Large Growth Category Average ....            6.46                      -3.36                        -3.07
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.74%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      0.74%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $76   $237  $411  $918



Principal Investors Fund                                               67
www.principal.com

PARTNERS LARGECAP GROWTH FUND II
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal markets, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2005, the range was between approximately $898 million and $371.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, American Century, selects stocks of companies they believe will increase in value over time using a growth investment strategy they developed. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace. Accelerating growth is shown, for example, by growth that exhibits a higher positive rate of change this quarter than last or this year than the year before. It also includes companies whose growth rates, although still negative, are less negative than prior periods. The American Century strategy is based on the premise that, over the long-term, the stocks of companies with accelerating earnings and revenues have a greater than average chance to increase in value.


American Century uses a bottom-up approach to select securities to buy for the Fund. This means that American Century makes its investment decisions based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using its extensive database, American Century tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help American Century select or hold the securities of companies they believe will be able to sustain accelerating growth and sell the securities of companies whose growth begins to slow down.


American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in securities regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, non-leveraged futures contracts and options and other similar securities. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. In addition, up to 25% of Fund assets may be invested in foreign securities.


The Manager has selected BNY as Sub-Advisor for the Fund's "cash buffer." The cash buffer is the receptacle for daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders. BNY will invest the Fund's cash buffer in S&P 500 Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). The Manager believes that, over the long term, this strategy will enhance the investment performance of the Fund.


The Manager will, from time to time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to the volume of net cash flows and Fund liquidity.



MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.


68                                               Principal Investors Fund
                                                          1-800-547-7754

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Principal Investors Fund                                               69
www.principal.com

American Century has been the Fund's Sub-Advisor since December 6, 2000. BNY was added as an additional Sub-Advisor on March 1, 2006.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-17.88

"2002"-25.95


"2003"26.08


"2004"9.31


"2005"4.75



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 4.75%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                    14.51%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '01                                   -19.60%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                       PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND*
 INSTITUTIONAL CLASS ..........................
                                                           4.75                      -2.57                        -3.67
     (AFTER TAXES ON DISTRIBUTIONS)............            4.56                      -2.66                        -3.76
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)...................................            3.32                      -2.17                        -3.09
 Russell 1000 Growth Index ....................            5.26                      -3.58                        -3.58
 Morningstar Large Growth Category Average ....            6.46                      -3.36                        -3.07
 After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.00%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      1.00%


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The


70                                               Principal Investors Fund
                                                          1-800-547-7754

 Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INSTITUTIONAL CLASS                                                                   $102  $318  $552  $1,225



Principal Investors Fund                                               71
www.principal.com

PARTNERS LARGECAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2005, this range was between approximately $563 million and $371.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


The Manager has selected BNY as Sub-Advisor for the Fund's "cash buffer." The cash buffer is the receptacle for daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders. BNY will invest the Fund's cash buffer in S&P 500 Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). The Manager believes that, over the long term, this strategy will enhance the investment performance of the Fund.


The Manager will, from time to time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to the volume of net cash flows and Fund liquidity.


MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


72                                               Principal Investors Fund
                                                          1-800-547-7754

FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.


Principal Investors Fund                                               73
www.principal.com

Bernstein has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"5.53

"2002"-13.58


"2003"27.48


"2004"13.32


"2005"5.34



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 5.34%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    15.59%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -18.45%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                       PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND*
 INSTITUTIONAL CLASS ..........................
                                                           5.34                      6.78                         7.68
     (AFTER TAXES ON DISTRIBUTIONS)............            4.57                      6.35                         7.24
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)...................................            4.51                      5.74                         6.53
 Russell 1000 Value Index .....................            7.05                      5.28                         5.28
 Morningstar Large Value Category Average .....            5.88                      3.96                         4.05
 After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.78%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      0.78%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $80   $249  $433  $966



74                                               Principal Investors Fund
                                                          1-800-547-7754

PARTNERS LARGECAP VALUE FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2005 this range was between approximately $563 million and $371.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Key to the process used by the Sub-Advisor, UBS Global AM, in selecting securities for the Fund is fundamental investment research. UBS Global AM focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the assessment of UBS Global AM of what a security is worth. UBS Global AM seeks to select securities with fundamental values that it estimates to be greater than its market value at any given time. For each stock under analysis, UBS Global AM bases its estimates of fundamental value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. UBS Global AM derives investment value and organizes collective investment insights with an emphasis on primary research and company visits. UBS Global AM uses "uncommon" sources of information where, using a long-term focus, its analysts gather information concerning the ability of individual companies to generate profits, as well as analyze industry competitive strategy, structure and global integration.


UBS Global AM follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.




FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.


Principal Investors Fund                                               75
www.principal.com

UBS Global AM has been the Fund's Sub-Advisor since June 1, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2005"9.92



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 9.92%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '05                                      4.17%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '05                                     -0.53%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      9.92                               14.44
     (AFTER TAXES ON
     DISTRIBUTIONS)....               9.48                               14.10
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               6.71                               12.24
 Russell 1000 Value
 Index ................               7.05                               13.87
 Morningstar Large
 Value Category Average               5.88                               11.26
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (June 1, 2004).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.80%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      0.80%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $82   $255  $444  $990



76                                               Principal Investors Fund
                                                          1-800-547-7754

PARTNERS LARGECAP VALUE FUND II
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2005, this range was between approximately $563 million and $371.7 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, American Century, uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The Sub-Advisor attempts to purchase the stocks of these undervalued companies and hold the stocks until they have returned to favor in the market and their price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. American Century may sell stocks from the Fund's portfolio if they believe a stock no longer meets their valuation criteria.


Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the Sub-Advisor looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. The Sub-Advisor also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue or increase.


American Century does not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the Fund's assets in U.S. equity securities at all times. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contract.


Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like sticks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.


When the Sub-Advisor believes it is prudent, the Fund may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies and other similar securities.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition. The Fund may actively trade securities in an attempt to achieve its investment objective.


In the event of exceptional market or economic conditions, the Fund may as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the Fund assumes a defensive position, it will not be pursuing its objective of capital growth.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



Principal Investors Fund                                               77
www.principal.com

INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Fund (e.g., a reduction in the Fund's net asset value) may leave the Fund in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 19.8%.



TEMPORARY DEFENSIVE STRATEGIES . To the extent the Fund assumes a defensive position, the Fund may succeed in avoiding losses but it will not be pursuing its objective of capital growth and may fail to achieve its investment objective.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.


78                                               Principal Investors Fund
                                                          1-800-547-7754

American Century has been the Fund's Sub-Advisor since December 29, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.




 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2005"4.19



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 4.19%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '05                                      2.81%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '05                                     -1.00%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                         PAST 1 YEAR             LIFE OF FUND*
 INARUTIONAL CLASS.............              4.19                    4.27
     (AFTER TAXES ON
     DISTRIBUTIONS)............              3.68                    3.77
     (AFTER TAXES ON
     DISTRIBUTIONS AND SALE OF
     SHARES)...................              3.03                    3.47
 Russell 1000 Value Index** ...              7.05                    7.05
 Morningstar Large Value
 Category Average**............              5.88                    5.80
  Index performance does not reflect deductions for fees,
  expenses or taxes.
  *Lifetime results are measured from the date the Institutional Class was first sold (December 29, 2004).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.85%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      0.85%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $87   $271  $471  $1,049



Principal Investors Fund                                               79
www.principal.com

PARTNERS MIDCAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of December 31, 2005, this range was between approximately $563 million and $18.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.


80                                               Principal Investors Fund
                                                          1-800-547-7754

INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.


Principal Investors Fund                                               81
www.principal.com

Neuberger Berman has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-1.78

"2002"-9.91


"2003"35.96


"2004"22.56


"2005"10.86



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 10.86%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '03                                    14.72%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -14.42%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                       PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND*
 INSTITUTIONAL CLASS ..........................
                                                          10.86                      10.33                        11.55
     (AFTER TAXES ON DISTRIBUTIONS)............            9.23                       9.63                        10.84
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)...................................            8.75                       8.82                         9.91
 Russell Midcap Value Index ...................           12.65                      12.21                        12.21
 Morningstar Mid-Cap Value Category Average ...            8.41                       9.36                        10.05
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000.).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.00%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      1.00%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $102  $318  $552  $1,225



82                                               Principal Investors Fund
                                                          1-800-547-7754

PARTNERS MIDCAP VALUE FUND I
The Fund seeks long-term growth of capital. The Manager has selected GSAM and LA Capital as Sub-Advisors to the Fund.

MAIN STRATEGIES

Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Value Index (as of December 31, 2005, the range was between approximately $563 million and $18.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The stocks are selected using a value oriented investment approach by the Sub-Advisor, GSAM. GSAM evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such company's long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting GSAM's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of GSAM, are available at attractive prices.

LA Capital employs a quantitative approach for selecting securities it believes are favored in the current market environment. The firm's proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of medium capitalization securities based on a security's exposure and the Model's expected return for each factor.


The portion of the Fund's assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell MidCap Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm's Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund asset among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


Principal Investors Fund                                               83
www.principal.com

MEDIUM CAPITALIZATIONS . Companies with smaller capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.




FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.




INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

GSAM has been the Fund's Sub-Advisor since December 29, 2003. LA Capital was added as an additional Sub-Advisor on October 3, 2005.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


84                                               Principal Investors Fund
                                                          1-800-547-7754

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2004"25.69

"2005"12.5




LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 12.50%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                    12.82%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '05                                      0.55%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                  PAST 1 YEAR                       LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                     12.50                              18.80
     (AFTER TAXES ON
     DISTRIBUTIONS)....              10.38                              17.44
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               9.34                              15.68
 Russell Midcap Value
 Index ................              12.65                              18.05
 Morningstar Mid-Cap
 Value Category Average               8.41                              13.32
 After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold ( December 29, 2003).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.00%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      1.00%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $102  $318  $552  $1,225



Principal Investors Fund                                               85
www.principal.com

MIDCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index (as of December 31, 2005, this range was between approximately $563 million and $18.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 25% of Fund assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or


86                                               Principal Investors Fund
                                                          1-800-547-7754
technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.


Principal Investors Fund                                               87
www.principal.com

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-8.47

"2003"32.67


"2004"17.65


"2005"9.31



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 9.31%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.30%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                    -9.17%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                       9.31                              10.02
     (AFTER TAXES ON
     DISTRIBUTIONS)....                8.41                               9.41
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                7.25                               8.58
 Russell Midcap Index .               12.65                               9.82
 Morningstar Mid-Cap
 Blend Category Average                9.21                               8.94
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

 Management Fees......................  0.65%
                                        ----
  TOTAL ANNUAL FUND OPERATING EXPENSES  0.65%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $66   $208  $362  $810



88                                               Principal Investors Fund
                                                          1-800-547-7754

MIDCAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of medium capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2005, this range was between approximately $996 million and $18.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on CCI's assessment of current and future sales growth and operating margins. Up to 25% of Fund assets may be invested in foreign securities.


CCI focuses its stock selections on established companies that it believes to have sustainable competitive advantages and reasonable stock prices. It then constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over-and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


Principal Investors Fund                                               89
www.principal.com

ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 233.8%.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


90                                               Principal Investors Fund
                                                          1-800-547-7754

CCI became the Fund's Sub-Advisor on January 5, 2005.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-40.47

"2003"32.75


"2004"10.47


"2005"13.37



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 13.37%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     17.22%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '02                                   -28.41%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                  PAST 1 YEAR                       LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                     13.37                              -3.22
     (AFTER TAXES ON
     DISTRIBUTIONS)....              13.37                              -3.22
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               8.69                              -2.71
 Russell Midcap Growth
 Index ................              12.10                               4.29
 Morningstar Mid-Cap
 Growth Category
 Average ..............               9.70                               2.71
 After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

 Management Fees......................  0.65%
                                        ----
  TOTAL ANNUAL FUND OPERATING EXPENSES  0.65%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $66   $208  $362  $810




Principal Investors Fund                                               91
www.principal.com

MIDCAP S&P 400 INDEX FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") MidCap 400 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 common stocks of medium sized U.S. (and some Canadian) companies. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2005, the market capitalization range of the Index was between approximately $423.4 million and $14.6 billion. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P MidCap 400. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P MidCap 400. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P MidCap 400 stocks. At times, the Fund's portfolio may be weighted differently from the S&P MidCap 400, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P MidCap 400 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.


Principal reserves the right to omit or remove any of the S&P MidCap 400 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.


92                                               Principal Investors Fund
                                                          1-800-547-7754

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


Principal Investors Fund                                               93
www.principal.com

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-15.26

"2003"35.15


"2004"16.18


"2005"12.22



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 12.22%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    17.59%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -16.70%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      12.22                               9.43
     (AFTER TAXES ON
     DISTRIBUTIONS)....               11.27                               8.84
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                8.92                               7.98
 S&P MidCap 400 Index .               12.55                               9.74
 Morningstar Mid-Cap
 Blend Category Average                9.21                               8.94
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.15%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      0.15%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $15   $48   $85   $192



94                                               Principal Investors Fund
                                                          1-800-547-7754

PARTNERS MIDCAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2005 this range was between approximately $996 million and $18.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


Principal Investors Fund                                               95
www.principal.com

ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 185.7%.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


96                                               Principal Investors Fund
                                                          1-800-547-7754

Turner has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-31.87

"2003"48.59


"2004"12.3


"2005"12.11



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 12.11%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     19.25%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '02                                   -18.69%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      12.11                               2.39
     (AFTER TAXES ON
     DISTRIBUTIONS)....               11.99                               2.37
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                8.03                               2.05
 Russell Midcap Growth
 Index ................               12.10                               4.29
 Morningstar Mid-Cap
 Growth Category
 Average ..............                9.70                               2.71
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.00%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      1.00%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $102  $318  $552  $1,225



Principal Investors Fund                                               97
www.principal.com

PARTNERS MIDCAP GROWTH FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2005, this range was between approximately $996 million and $18.4 billion)) at the time of purchase. In the view of the Sub-Advisor, Mellon Equity, many medium-sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.

The Fund may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Equity uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell" or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Equity manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency


98                                               Principal Investors Fund
                                                          1-800-547-7754
exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.




INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

Effective December 31, 2004, the Fund' sub-advisor was changed from The Dreyfus Corporation to Mellon Equity Associates, LLP. Both Dreyfus and Mellon Equity are wholly-owned subsidiaries of Mellon Financial Corporation. This change will have no impact on either the investment philosophy currently used in the portfolio or the investment team responsible for day-to-day portfolio management.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2004"11.99

"2005"13.61



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 13.61%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                    12.89%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '04                                    -3.69%


Principal Investors Fund                                               99
www.principal.com

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                  PAST 1 YEAR                       LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                     13.61                              12.82
     (AFTER TAXES ON
     DISTRIBUTIONS)....              12.00                              12.01
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               9.48                              10.66
 Russell Midcap Growth
 Index ................              12.10                              13.78
 Morningstar Mid-Cap
 Growth Category
 Average ..............               9.70                               1.49
 After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.00%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      1.00%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $102  $318  $552  $1,225



100                                              Principal Investors Fund
                                                          1-800-547-7754

PARTNERS MIDCAP GROWTH FUND II
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Sub-Advisor, FMR, normally invests the Fund's assets primarily in common stocks. FMR normally invests at least 80% of the Fund's assets in securities of companies with medium market capitalizations (those with market capitalizations similar to the market capitalizations of companies in the Russell Midcap Growth Index and the Standard & Poor's MidCap 400 Index (S&P MidCap 400). A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of the companies in the Index changes with market conditions and the composition of the Index (as of December 31, 2005, this range was between approximately $996 million and $18.4 billion for the Russell Midcap Growth Index and between approximately $423.4 million and $14.6 billion for the S&P MidCap 400).

FMR may also invest the Fund's assets in companies with smaller or larger market capitalizations. FMR invests the Fund's assets in companies it believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price-to-earnings or price-to-book ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

FMR uses the Russell Midcap Growth Index as a guide in structuring the Fund and selecting its investments. FMR considers the Fund's security, industry, and market capitalization weightings relative to the Index.


FMR may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers. FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity, and investment risk. In buying and selling securities for the Fund, FMR invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.


In addition to the principal investment strategies discussed above, FMR may lend the Fund's securities to broker-dealers or other institutions to earn income for the Fund. FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Fund may not achieve its objective.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.


Principal Investors Fund                                              101
www.principal.com

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries and companies in more developed countries.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 126.4%.


ADDITIONAL RISKS

.. INITIAL PUBLIC OFFERINGS ("IPOS"). The Fund's purchase of shares issued in
  IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.
.. HEDGING STRATEGIES. Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value) may leave the Fund in a worse position than if these strategies were not used.
.. HIGH YIELD SECURITIES. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").

.. MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


102                                              Principal Investors Fund
                                                          1-800-547-7754

FMR has been the Fund's Sub-Advisor since December 29, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2005"14.64



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 14.64%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '05                                      6.81%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '05                                     -0.20%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                               PAST 1 YEAR                              LIFE OF FUND*
 INSTITUTIONAL CLASS ...........................
                                                                  14.64                                    14.44
     (AFTER TAXES ON DISTRIBUTIONS).............                  14.56                                    14.36
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)....................................                   9.58                                    12.26
 Russell Midcap Growth Index ...................                  12.10                                    12.10
 Morningstar Mid-Cap Growth Category Average ...                   9.70                                     9.72
 After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2004).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.00%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      1.00%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $102  $318  $552  $1,225



Principal Investors Fund                                              103
www.principal.com

PARTNERS SMALLCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Standard and Poor's SmallCap 600 Index (as of December 31, 2005, this range was between approximately $46 million and $3.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting investments for the Fund, the Sub-Advisor, Mellon Equity, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, stocks are selected on a company by company basis. To ensure ample diversification, the portfolio's assets are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives the Fund's performance.


MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.




FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in


104                                              Principal Investors Fund
                                                          1-800-547-7754
the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Effective December 31, 2004, the Fund' sub-advisor was changed from The Dreyfus Corporation to Mellon Equity Associates, LLP. Both Dreyfus and Mellon Equity are wholly-owned subsidiaries of Mellon Financial Corporation. This change will have no impact on either the investment philosophy currently used in the portfolio or the investment team responsible for day-to-day portfolio management.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2003"44.41

"2004"22.46


"2005"3.81



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 3.81%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     22.12%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q1 '03
  -4.70%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      3.81                               22.46
     (AFTER TAXES ON
     DISTRIBUTIONS)....               1.88                               20.74
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               3.00                               18.66
 S&P SmallCap 600 Index               7.67                               22.38
 Morningstar Small
 Blend Category Average               6.62                               21.82
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (December 30, 2002).



Principal Investors Fund                                              105
www.principal.com

FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES

                               INSTITUTIONAL
                                   CLASS
 Management Fees.............      1.00%
                                   ----
  TOTAL ANNUAL FUND OPERATING
                     EXPENSES      1.00%

  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2004

 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $102  $318  $552  $1,225



106                                              Principal Investors Fund
                                                          1-800-547-7754

PARTNERS SMALLCAP GROWTH FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of: 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2005, the range was between approximately $607 million and $4.4 billion)) at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies and industries. In addition, the Fund may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, Alliance, employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, it looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, Alliance analyzes such factors as:
.. Financial condition (such as debt to equity ratio)
.. Market share and competitive leadership of the company's products
.. Earning growth relative to competitors
.. Market valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies

Alliance follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.


MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some


Principal Investors Fund                                              107
www.principal.com
investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


108                                              Principal Investors Fund
                                                          1-800-547-7754

Alliance became Sub-Advisor to the Fund on March 29, 2003.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-13.93

"2002"-40.51


"2003"47.36


"2004"14.61


"2005"5.56



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 5.56%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     27.26%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                   -26.55%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                       PAST 1 YEAR                PAST 5YEAR                  LIFE OF FUND*
 INSTITUTIONAL CLASS .........................
                                                          5.56                      -1.81                        -1.01
     (AFTER TAXES ON DISTRIBUTIONS)...........            5.56                      -1.81                        -1.01
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)..................................            3.62                      -1.53                        -0.85
 Russell 2000 Growth Index ...................            4.15                       2.28                         2.28
 Morningstar Small Growth Category Average ...            5.74                       2.17                         2.39
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.10%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      1.10%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $112  $350  $606  $1,340



Principal Investors Fund                                              109
www.principal.com

PARTNERS SMALLCAP GROWTH FUND II
The Fund seeks long-term growth of capital. The Manager has selected UBS Global AM and Emerald as Sub-Advisors to the Fund.

MAIN STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2005, this range was between approximately $607 million and $4.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.


110                                              Principal Investors Fund
                                                          1-800-547-7754

SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries .



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Principal Investors Fund                                              111
www.principal.com

UBS Global AM became the Fund's Sub-Advisor on April 22, 2002. Emerald was added as an additional Sub-Advisor on September 1, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-20.45

"2002"-24.63


"2003"45.09


"2004"11.08


"2005"7.11



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 7.11%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '01                                     29.90%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '01                                    -31.17%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                       PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND*
 INSTITUTIONAL CLASS ..........................
                                                           7.11                      0.69                         -1.86
     (AFTER TAXES ON DISTRIBUTIONS)............            6.28                      0.42                         -2.12
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)...................................            5.70                      0.56                         -1.60
 Russell 2000 Growth Index ....................            4.15                      2.28                          2.28
 Morningstar Small Growth Category Average ....            5.74                      2.17                          2.39
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Institutional Class shares were first sold ( December 6, 2000).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.00%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      1.00%

 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $102  $318  $552  $1,225



112                                              Principal Investors Fund
                                                          1-800-547-7754

PARTNERS SMALLCAP GROWTH FUND III
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2500 Growth Index (as of December 31, 2005, the range was between approximately $26 million and $10.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Mazama, the Sub-Advisor, utilizes a fundamental, bottom-up approach to security selection. In selecting securities for the Fund, Mazama performs a detailed analysis of company financials using a proprietary Price/Performance Model. The Model focuses on two main valuation components: estimates of a company's return-on-equity versus the forward price-to-earnings ratio as a measure of a current value and on a company's earnings growth versus the forward price-to-earnings ratio. Mazama also conducts ongoing discussions with company executives and key employees as well as visits to evaluate company operations first hand. Though Mazama does not incorporate top-down analysis in its investment process, it does incorporate knowledge of broad economic themes and trends to provide a backdrop for its bottom-up research. After identifying interesting investment opportunities, Mazama looks at other top companies in that sector to evaluate the overall attractiveness of the specific company as well as other companies in that sector.


Mazama's determination to sell a security from the Fund's portfolio is based on either a deterioration in the company's fundamentals or by a reduction in ranking due to price appreciation which is then reflected in a lower Price/ Performance Model score.


MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries


Principal Investors Fund                                              113
www.principal.com

INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


114                                              Principal Investors Fund
                                                          1-800-547-7754

Mazama has been the Fund's Sub-Advisor since June 1, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2005"12.68



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 12.68%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '05                                      8.08%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '05                                     -5.82%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      12.68                              13.33
     (AFTER TAXES ON
     DISTRIBUTIONS)....               10.98                              12.25
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                8.24                              10.76
 Russell 2500 Growth
 Index ................                8.17                              12.32
 Morningstar Small
 Growth Category
 Average ..............                5.74                              10.67
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (June 1, 2004).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

 Management Fees......................  1.10%
                                        ----
  TOTAL ANNUAL FUND OPERATING EXPENSES  1.10%



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $112  $350  $606  $1,340



Principal Investors Fund                                              115
www.principal.com

PARTNERS SMALLCAP VALUE FUND
The Fund seeks long-term growth of capital. The Manager has selected Ark Asset and LA Capital as Sub-Advisors to the Fund.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2005, this range was between approximately $38 million and $3.5 billion) or $2 billion, whichever is greater,) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign corporations.

The Sub-Advisor, Ark Asset, purchases securities for the Fund that it considers to be attractive equity investments that are consistent with its investment philosophy of maintaining a diversified investment portfolio. Ark Asset seeks to minimize risk by generally allocating Fund assets among economic or industry sectors to within 5 percentage points of that economic sector's percentage weighting (on an absolute basis) of the Russell 2000 Index.


In selecting securities for the Fund, Ark Asset combines a systematic quantitative approach with traditional fundamental analysis. Ark Asset uses proprietary computer models that incorporate data from several sources to identify those companies whose securities present what it believes to be favorable investment opportunities relative to the securities of other companies. Ark Asset uses both a "Valuation Model" as well as an "Earnings Trend Model" in analyzing potential securities in which to invest. Ratings from both models are combined to develop an overall rating for each security under review. Stocks with the highest overall rating are considered for inclusion in the Fund's portfolio and undergo a thorough fundamental analysis. Ark Asset considers selling a stock in the Fund's portfolio if it becomes less attractive because of deteriorating current fundamentals or declining earnings expectations.


The Sub-Advisor, LA Capital, employs a quantitative approach in selecting securities it believes are favored in the current market environment. The firm's proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of small capitalization securities based on a security's exposure, and the Model's expected return for each factor.


The portion of the Fund's assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell 2000 Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm's Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


116                                              Principal Investors Fund
                                                          1-800-547-7754

STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.




FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.


Principal Investors Fund                                              117
www.principal.com

Ark Asset has been Sub-Advisor to the Fund since its inception on March 1, 2001. LA Capital was added as an additional Sub-Advisor on September 1, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-10.16

"2003"37.88


"2004"17.92


"2005"7.69



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 7.69%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    19.42%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -20.90%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      7.69                               13.13
     (AFTER TAXES ON
     DISTRIBUTIONS)....               6.51                               12.69
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               6.62                               11.39
 Russell 2000 Value
 Index ................               4.71                               13.44
 Morningstar Small
 Value Category Average               6.13                               13.40
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.00%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      1.00%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


118                                              Principal Investors Fund
                                                          1-800-547-7754

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                             1     3     5      10
 INSTITUTIONAL CLASS                      $102  $318  $552  $1,225




Principal Investors Fund                                              119
www.principal.com

PARTNERS SMALLCAP VALUE FUND I
The Fund seeks long-term growth of capital. The Manager has selected Mellon Equity and Morgan as Sub-Advisors to the Fund.

MAIN STRATEGIES

The Fund invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2005, this range was between approximately $38 million and $3.5 billion)) at the time of purchase. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Fund's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Fund relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include various valuation and momentum measures. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the portion of the Fund sub-advised by Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.


Morgan may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


In selecting investments for the Fund, the Sub-Advisor, Mellon Equity, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, Mellon Equity selects stocks on a company by company basis. To ensure ample diversification, the portion of the Fund's assets managed by Mellon Equity are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.


Since the Fund has a long-term investment perspective, Mellon Equity does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decisions to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisors, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


120                                              Principal Investors Fund
                                                          1-800-547-7754

MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operational history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities that may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Fund's investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Companies doing business in emerging markets may not have the same range of opportunities as companies in more developed countries.




INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, neither Sub-Advisor can guarantee continued access to IPO offerings and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment. The Fund is not designed for investors seeking income or conservation of capital.

Morgan has been the Fund's Sub-Advisor since December 30, 2002. Mellon Equity was added as an additional Sub-Advisor on August 8, 2005.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


Principal Investors Fund                                              121
www.principal.com

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2003"50.27

"2004"23.18


"2005"6.49



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 6.49%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     23.26%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q1 '03
  -4.37%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
 '                                    6.49                               25.65
     (AFTER TAXES ON
     DISTRIBUTIONS)....               5.06                               24.02
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               5.67                               21.82
 Russell 2000 Value
 Index ................               4.71                               23.18
 Morningstar Small
 Value Category Average               6.13                               22.26
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (December 30, 2002).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                            INSTITUTIONAL
                                CLASS
 Management Fees..........      1.00%
                                ----
         TOTAL ANNUAL FUND
        OPERATING EXPENSES      1.00%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $102  $318  $552  $1,225



122                                              Principal Investors Fund
                                                          1-800-547-7754

PARTNERS SMALLCAP VALUE FUND II
The Fund seeks long-term growth of capital. The Manager has selected Dimensional and Vaughan Nelson as Sub-Advisors to the Fund.

MAIN STRATEGIES

As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of such small companies. Up to 25% of the Fund's assets may be invested in foreign securities.

Dimensional invests Fund assets primarily in a diversified group of equity securities of small U.S. companies which Dimensional believes to be value stocks at the time of purchase. As of the date of this Prospectus, Dimensional considers companies whose market capitalizations typically are in the lowest 10% of the domestic market universe of operating companies at the time of purchase to be small companies. Dimensional uses a disciplined approach to constructing the Fund's portfolio. Dimensional typically divides the universe into size and style categories and then analyzes the securities themselves to evaluate their fit in Dimensional's universe.


Dimensional considers a security to be a value stock primarily because the company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, Dimensional may consider additional factors such as price to cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria Dimensional uses for assessing value are subject to change from time-to-time.


Dimensional uses a market capitalization weighted approach in determining individual security weights. Market capitalization weighting means each security is generally purchased based on the issuer's relative market capitalization. Market capitalization weighting will be adjusted by Dimensional for a variety of factors. Dimensional may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by Dimensional given market conditions. Dimensional may exclude the stock of a company that meets applicable market capitalization criterion if adjustments will result in a deviation from traditional market capitalization weighting. The Statement of Additional Information has more information Dimensional's use of market capitalization weighted approach for the Fund.


Vaughan Nelson considers U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of September 30, 2005, this range was between approximately $2 million and $3.7 billion)) at the time of purchase. Under normal market conditions, the portion of the Fund sub-advised by Vaughan Nelson invests at least 80% of its assets in equity securities of such companies.


Vaughan Nelson invests in small capitalization companies with a focus on absolute return using a bottom-up value oriented investment process. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:
^""companies earning a positive economic margin with stable-to-improving returns;
^""companies valued at a discount to their asset value; and ^""companies with an attractive dividend yield and minimal basis risk.

In selecting investments, Vaughan Nelson generally employs the following strategy:
^""value driven investment philosophy that selects stocks selling at attractive values based upon anticipated fundamentals of the business. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.
^""Vaughan Nelson starts with an investment universe of 5,000 securities, then, using value-driven screens, creates a research universe of companies with market capitalizations of at least $100 million;
^""uses fundamental analysis to construct a portfolio of securities that Vaughan
  Nelson believes has an attractive return potential.

Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson's price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.


Principal Investors Fund                                              123
www.principal.com

The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, Fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund asset among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may under perform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Fund's investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.



124                                              Principal Investors Fund
                                                          1-800-547-7754

Dimensional has been the Fund's Sub-Advisor since June 1, 2004. Vaughan Nelson was added as an additional Sub-Advisor of October 3, 2005.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2005"7.7



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 7.70%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '05                                      5.82%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '05                                     -2.56%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      7.70                               15.99
     (AFTER TAXES ON
     DISTRIBUTIONS)....               6.22                               14.94
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               5.19                               13.15
 Russell 2000 Value
 Index ................               4.71                               14.98
 Morningstar Small
 Value Category Average               6.13                               14.74
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (June 1, 2004).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.00%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      1.00%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $102  $318  $552  $1,225



Principal Investors Fund                                              125
www.principal.com

REAL ESTATE SECURITIES FUND
The Fund seeks to generate a total return.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.

In selecting securities for the Fund, the Sub-Advisor, Principal - REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS

As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.


SECTOR RISK . Because the Fund invests at least 80% of its net assets in securities of companies principally engaged in the real estate industry, the Fund is also subject to sector risk; that is, the possibility that the real estate sector may underperform other sectors or the market as a whole. As more of the Fund's portfolio holdings to the real estate sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Fund may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates


126                                              Principal Investors Fund
                                                          1-800-547-7754

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.


FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.


Principal Investors Fund                                              127
www.principal.com

Principal-REI has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"7.86

"2003"38.38


"2004"34.11


"2005"15.6



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 15.60%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                    17.53%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                    -7.28%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      15.60                              21.81
     (AFTER TAXES ON
     DISTRIBUTIONS)....               14.13                              20.17
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               10.67                              18.36
 MSCI US REIT Index ...               12.52                              19.82
 Morningstar Specialty
 - Real Estate Category
 Average ..............               11.59                              19.39
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.85%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      0.85%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $87   $271  $471  $1,049



128                                              Principal Investors Fund
                                                          1-800-547-7754

SMALLCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index (as of December 31, 2005, this range was between approximately $26 million and $4.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


The equity investment philosophy of Principal is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Principal may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.


Principal Investors Fund                                              129
www.principal.com

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.


130                                              Principal Investors Fund
                                                          1-800-547-7754

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-17.07

"2003"42.91


"2004"16.46


"2005"9.76



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 9.76%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    19.83%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -16.14%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      9.76                               11.64
     (AFTER TAXES ON
     DISTRIBUTIONS)....               8.70                               11.15
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               7.45                               10.07
 Russell 2000 Index ...               4.55                                8.90
 Morningstar Small
 Blend Category Average               6.62                               10.76
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSE THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.75%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      0.75%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $77   $240  $417  $930



Principal Investors Fund                                              131
www.principal.com

SMALLCAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Growth Index (as of December 31, 2005, the range was between approximately $607 million and $4.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The equity investment philosophy of Principal, the Sub-Advisor, is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in


132                                              Principal Investors Fund
                                                          1-800-547-7754
those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 181.7%.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Principal Investors Fund                                              133
www.principal.com

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-39.19

"2003"48.44


"2004"14.7


"2005"4.44



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 4.44%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     30.18%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -24.11%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      4.44                                1.21
     (AFTER TAXES ON
     DISTRIBUTIONS)....               3.34                                0.50
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               3.87                                0.77
 Russell 2000 Growth
 Index ................               4.15                                3.85
 Morningstar Small
 Growth Category
 Average ..............               5.74                                4.60
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.75%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      0.75%


 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $77   $240  $417  $930



134                                              Principal Investors Fund
                                                          1-800-547-7754

SMALLCAP S&P 600 INDEX FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") SmallCap 600 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P SmallCap 600 Index. The S&P SmallCap 600 is an unmanaged index of 600 domestic stocks chosen for market size, liquidity and industry group representative. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2005, the market capitalization range of the Index was between approximately $46 million and $3.7 billion. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P SmallCap 600. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P SmallCap 600. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P SmallCap 600 stocks. At times, the Fund's portfolio may be weighted differently from the S&P SmallCap 600, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P SmallCap 600 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.


Principal reserves the right to omit or remove any of the S&P SmallCap 600 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.


Principal Investors Fund                                              135
www.principal.com

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of
     The McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


136                                              Principal Investors Fund
                                                          1-800-547-7754

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-14.9

"2003"38.24


"2004"22.34


"2005"7.37



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 7.37%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     19.85%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -18.65%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      7.37                               11.29
     (AFTER TAXES ON
     DISTRIBUTIONS)....               6.77                               10.82
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               5.29                                9.63
 S&P SmallCap 600 Index               7.67                               11.64
 Morningstar Small
 Blend Category Average               6.62                               10.76
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.15%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      0.15%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 INSTITUTIONAL CLASS                                      $15   $48   $85   $192



Principal Investors Fund                                              137
www.principal.com

SMALLCAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2005, this range was between approximately $38 million and $3.5 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of the Sub-Advisor, Principal, is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage its stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in


138                                              Principal Investors Fund
                                                          1-800-547-7754
those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 133.7%.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.


Principal Investors Fund                                              139
www.principal.com

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-2.63

"2003"43.64


"2004"19.96


"2005"9.2



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 9.20%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     23.22%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -16.10%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      9.20                               15.80
     (AFTER TAXES ON
     DISTRIBUTIONS)....               6.87                               14.11
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               6.54                               12.94
 Russell 2000 Value
 Index ................               4.71                               13.44
 Morningstar Small
 Value Category Average               6.13                               13.40
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.75%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      0.75%



 EXAMPLE

 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------
                                                                 1     3     5    10
 INSTITUTIONAL CLASS                                          $77   $240  $417  $930



140                                              Principal Investors Fund
                                                          1-800-547-7754

DIVERSIFIED INTERNATIONAL FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


The equity investment philosophy of Principal, the Sub-Advisor, is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS

As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign


Principal Investors Fund                                              141
www.principal.com
currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 202.7%.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


142                                              Principal Investors Fund
                                                          1-800-547-7754

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-16.38

"2003"33.98


"2004"20.23


"2005"23.73




LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 23.73%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '03                                     17.71%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                    -18.68%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      23.73                               7.10
     (AFTER TAXES ON
     DISTRIBUTIONS)....               22.72                               6.68
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               16.33                               6.00
 Citigroup BMI Global
 ex-US Index/(1)/......               19.59                               9.85
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........               13.54                               4.55
 Morningstar Foreign
 Large Blend Category
 Average ..............               14.55                               4.82
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (March 1, 2001).
 ///(//1)/
  This index is now the benchmark against which the Fund measures its performance. The
  Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

 Management Fees......................  0.90%
                                        ----
  TOTAL ANNUAL FUND OPERATING EXPENSES  0.90%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The


Principal Investors Fund                                              143
www.principal.com

 Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INSTITUTIONAL CLASS                                                                   $92   $287  $498  $1,108



144                                              Principal Investors Fund
                                                          1-800-547-7754

INTERNATIONAL EMERGING MARKETS FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Fund's assets are invested in emerging market country equity securities. The Fund invests in securities of:

.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS

As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.




SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.


Principal Investors Fund                                              145
www.principal.com

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


146                                              Principal Investors Fund
                                                          1-800-547-7754

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-6.82

"2003"56.95


"2004"25.91


"2005"35.87



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 35.87%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     21.92%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -16.08%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      35.87                              19.72
     (AFTER TAXES ON
     DISTRIBUTIONS)....               32.21                              18.63
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               24.20                              16.95
 MSCI Emerging Markets
 Free Index - NDTR/(1)/               34.00                              18.64
 MSCI Emerging Markets
 Free Index - ID ......               30.31                              16.29
 Morningstar
 Diversified Emerging
 Markets Category
 Average ..............               31.64                              18.17
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 **
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (March 1, 2001).
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. The
  Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

 Management Fees.....................  1.35%
                                       ----
          TOTAL ANNUAL FUND OPERATING
                             EXPENSES  1.35%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The


Principal Investors Fund                                              147
www.principal.com

 Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INSTITUTIONAL CLASS                                                                   $137  $428  $739  $1,624



148                                              Principal Investors Fund
                                                          1-800-547-7754

INTERNATIONAL GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. It purchases securities of:
.. companies with their principal place of business or principal offices outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, selects securities for the Fund based on its own global investment research. The research program is focused on three key criteria:
.. business franchise - considering factors such as the company's relationship with its suppliers and customers, the degree of rivalry with competitors as well as the exposure to regulatory and technological risk;
.. quality of management - assessing the company's management on its ability to execute current business plans, manage the capital invested in the business as well as the level of transparency with respect to strategy and operations; and
.. business valuation - determining the private market or "true business value" of the firm.

Principal's qualitative analysis is complemented by disciplined valuation techniques. These include proprietary models as well as conventional market measurements and industry specific models of relative value. This analytical framework ensures consistency and transparency throughout the research process. Portfolios are constructed and managed within predetermined guidelines that are regularly monitored by Principal.


The equity investment philosophy of Principal is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.


Principal Investors Fund                                              149
www.principal.com

FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.




SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 139.5%.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


150                                              Principal Investors Fund
                                                          1-800-547-7754

Principal became the Sub-Advisor to the Fund on November 1, 2002.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-21.06

"2002"-16.18


"2003"38.97


"2004"22.78


"2005"22.33



LOGO

THE YEAR-TO-DATE RETURN AS OF DECEMBER 31, 2005 FOR THE INSTITUTIONAL CLASS
IS 22.33%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    18.41%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -21.38%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                       PAST 1 YEAR               PAST 5 YEARS                 LIFE OF FUND*
 INSTITUTIONAL CLASS ................ .......             22.33                      6.67                          6.50
     (AFTER TAXES ON DISTRIBUTIONS)............           19.70                      5.66                          5.50
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)...................................           15.71                      5.32                          5.18
 CITI World Ex-US BMI Growth Index/(1)/ .......           17.18                      4.04                          6.57
 MSCI EAFE (Europe, Australia, Far East) Index
 - ND..........................................           13.54                      4.56                          4.55
 Morningstar Foreign Large Growth Category
 Average ......................................           15.27                      2.15                         18.17
 After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).
 ///(//1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.00%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      1.00%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The


Principal Investors Fund                                              151
www.principal.com

 Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INSTITUTIONAL CLASS                                                                   $102  $318  $552  $1,225



152                                              Principal Investors Fund
                                                          1-800-547-7754

PARTNERS GLOBAL EQUITY FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests, under normal circumstances, at least 80% of the value of its assets in equity securities. The Fund invests in a diversified portfolio of equity securities of companies located or operating in developed countries and emerging markets of the world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States.

The Sub-Advisor, Morgan, selects companies on the basis of fundamental, thematic and quantitative analysis. The analysis is performed by:
.. the locally based regional specialists who provide local market insights, including an assessment of:
  . Business characteristics: recurring demand for product and identifiable competitive advantage;
  . Financial characteristics: cash flow generation and improving returns on capital;
  . Management factors: focus on shareholder return and long-term strategic planning; and
  . Valuation: earnings and return based.
.. the global sector specialists who provide global industry insights and build upon the local market analysis by seeking to determine which are the best stock ideas in each industry globally; and
.. the portfolio construction team which captures the analysis done by the local and global teams and constructs a portfolio.

The Sub-Advisor may sell a stock for the following reasons:
.. the global sector specialist downgrades a company (e.g. relative outperformance leads to a less attractive valuation; or .. portfolio construction issues in terms of stock, sector or country weightings.

MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller


Principal Investors Fund                                              153
www.principal.com
capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking growth of capital who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Morgan has been the Fund's Sub-Advisor since March 1, 2005.

As shares of the Fund were first offered for sale on March 1, 2005, limited historical performance information is available. The Life of Fund return as of December 31, 2005 for the Institutional Class is 9.89%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                         PAST 1 YEAR             LIFE OF FUND*
 INSTITUIONAL CLASS ..........                N/A                    9.89
 MSCI World Index - ND .......               9.49                    8.57
 Morningstar World Stock
 Category Average.............              11.74                   10.50
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2005).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES

                                   INSTITUTIONAL
                                       CLASS
 Management Fees.................      0.95%
                                       ----
      TOTAL ANNUAL FUND OPERATING
                         EXPENSES      0.95%

  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3     5      10
 INSTITUTIONAL CLASS                                                                 $97   $303  $525  $1,166



154                                              Principal Investors Fund
                                                          1-800-547-7754

PARTNERS INTERNATIONAL FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Sub-Advisor, FMR, normally invests the Fund's assets primarily in non-U.S. securities. FMR normally invests the Fund's assets primarily in common stocks. FMR normally diversifies the Fund's investments across different countries and regions. In allocating the investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Fund, FMR invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.


FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Fund may not achieve its objective.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries and companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.




SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.


Principal Investors Fund                                              155
www.principal.com

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

FMR has been the Fund's Sub-Advisor since December 29, 2003.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2004"20.49

"2005"13.58




LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 13.58%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                    14.66%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '05                                    -0.42%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..               13.58                              17.16
     (AFTER TAXES ON
     DISTRIBUTIONS)....               12.66                              16.53
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                9.43                              14.54
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........               13.54                              16.84
 Morningstar Foreign
 Large Blend Category
 Average ..............               14.55                              15.89
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (December 29, 2003).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      1.10%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      1.10%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The


156                                              Principal Investors Fund
                                                          1-800-547-7754

 Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 INSTITUTIONAL CLASS                                                                   $112  $350  $606  $1,340



Principal Investors Fund                                              157
www.principal.com

PRINCIPAL LIFETIME 2010 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that are intended to generate current income (see table below), the Fund is more subject to the risks associated with an investment in fixed-income securities than to those associated with an investment in equity securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after the year 2010, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of the Funds' shareholders.

MAIN RISKS

The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").


158                                              Principal Investors Fund
                                                          1-800-547-7754

U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors expecting to retire around the year 2010 or fund a cashflow need in the year 2010.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            34.7%    Partners LargeCap Growth      4.2%
      Securities                          II
      Disciplined LargeCap       10.7     Partners LargeCap Value       5.6
      Blend
      International Growth        5.5     Preferred Securities          9.1
      LargeCap Growth             4.5     Real Estate Securities        8.5
      LargeCap Value              3.1     SmallCap S&P 600 Index        4.5
      Money Market                9.6





Principal Investors Fund                                              159
www.principal.com

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.70%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


160                                              Principal Investors Fund
                                                          1-800-547-7754

Principal has been the Fund's Sub-Advisor since March 1, 2001.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-4.45

"2003"18.79


"2004"11.76


"2005"5.57



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 5.57%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      8.72%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                    -5.44%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      5.57                                6.44
     (AFTER TAXES ON
     DISTRIBUTIONS)....               4.64                                5.70
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               3.82                                5.14
 S&P 500 Index ........               4.91                                1.84
 Lehman Brothers
 Aggregate Bond Index .               2.43                                5.54
 Morningstar
 Conservative
 Allocation Category
 Average ..............               3.05                                3.48
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005


 Management Fees ...................        0.1225%
                                            ------
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES        0.1225%
  The Fund, as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The fund's investment return is net of the underlying funds' operating expenses.



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The


Principal Investors Fund                                              161
www.principal.com

 Example also assumes that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------
                                                                      1     3     5    10
 INSTITUTIONAL CLASS                                               $13   $40   $69   $157



162                                              Principal Investors Fund
                                                          1-800-547-7754

PRINCIPAL LIFETIME 2020 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that invest in equity securities (see table below), the Fund is more subject to the risks associated with an investment in equity securities than to those associated with an investment in fixed income securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after 2020, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of the Funds' shareholders.

MAIN RISKS

The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to an


Principal Investors Fund                                              163
www.principal.com
underlying fund that allocates more of its portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2020 or fund a cashflow need in the year 2020.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            25.2%    Partners LargeCap Value       7.4%
      Securities
      Disciplined LargeCap       17.0     Partners SmallCap Growth      1.5
      Blend                               III
      International Growth        9.7     Preferred Securities          9.8
      LargeCap Growth             6.3     Real Estate Securities        8.8
      LargeCap Value              4.3     SmallCap S&P 600 Index        2.4
      Partners LargeCap           6.0     SmallCap Value                1.6
      Growth II





164                                              Principal Investors Fund
                                                          1-800-547-7754

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.75%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


Principal Investors Fund                                              165
www.principal.com

Principal has been the Fund's Sub-Advisor since March 1, 2001.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-7

"2003"21.58


"2004"12.32


"2005"7.66



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 7.66%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    10.34%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                    -7.56%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      7.66                                6.83
     (AFTER TAXES ON
     DISTRIBUTIONS)....               6.63                                6.12
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               5.20                                5.50
 S&P 500 Index ........               4.91                                1.84
 Lehman Brothers
 Aggregate Bond Index .               2.43                                5.54
 Morningstar Moderate
 Allocation Category
 Average ..............               5.29                                3.70
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005


 Management Fees ...................        0.1225%
                                            ------
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES        0.1225%
  The Fund, as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The fund's investment return is net of the underlying funds' operating expenses.



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The


166                                              Principal Investors Fund
                                                          1-800-547-7754

 Example also assumes that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------
                                                                      1     3     5    10
 INSTITUTIONAL CLASS                                               $13   $40   $69   $157



Principal Investors Fund                                              167
www.principal.com

PRINCIPAL LIFETIME 2030 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that invest in equity securities (see table below), the Fund is more subject to the risks associated with an investment in equity securities than to those associated with an investment in fixed income securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after 2030, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of the Funds' shareholders.

MAIN RISKS

The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to an


168                                              Principal Investors Fund
                                                          1-800-547-7754
underlying fund that allocates more of its portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . An underlying fund may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2030 or fund a cashflow need in the year 2030.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            19.0%    Partners LargeCap Value       9.3%
      Securities
      Disciplined LargeCap       19.4     Partners SmallCap Growth      2.0
      Blend                               III
      International Growth       12.0     Preferred Securities          5.3
      LargeCap Growth             7.5     Real Estate Securities        8.2
      LargeCap Value              5.2     SmallCap S&P 600 Index        2.9
      Partners LargeCap           7.1     SmallCap Value                2.1
      Growth II





Principal Investors Fund                                              169
www.principal.com

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.74%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


170                                              Principal Investors Fund
                                                          1-800-547-7754

Principal has been the Fund's Sub-Advisor since March 1, 2001.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-10.05

"2003"23.31


"2004"12.83


"2005"8.37



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 8.37%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    11.44%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                    -9.97%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      8.37                                6.45
     (AFTER TAXES ON
     DISTRIBUTIONS)....               7.36                                5.78
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               5.72                                5.21
 S&P 500 Index ........               4.91                                1.84
 Lehman Brothers
 Aggregate Bond Index .               2.43                                5.54
 Morningstar Moderate
 Allocation Category
 Average ..............               5.29                                3.70
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005


 Management Fees ...................        0.1225%
                                            ------
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES        0.1225%
  The Fund, as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The fund's investment return is net of the underlying funds' operating expenses.



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The


Principal Investors Fund                                              171
www.principal.com

 Example also assumes that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------
                                                                      1     3     5    10
 INSTITUTIONAL CLASS                                               $13   $40   $69   $157



172                                              Principal Investors Fund
                                                          1-800-547-7754

PRINCIPAL LIFETIME 2040 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that invest in equity securities (see table below), the Fund is more subject to the risks associated with an investment in equity securities than to those associated with an investment in fixed income securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after 2040, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of the Funds' shareholders.

MAIN RISKS

The net asset value of the Fund's shares is affected by changes in the value of the securities it owns.
The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of an underlying fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . An underlying fund may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to an


Principal Investors Fund                                              173
www.principal.com
underlying fund that allocates more of its portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

.. High yield securities. Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain
  Investment Strategies and Related Risks").
.. U.S. Government Sponsored Enterprises. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2040 or fund a cashflow need in the year 2040.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds

      Bond & Mortgage            13.3%    Partners LargeCap Value      10.9%
      Securities
      Disciplined LargeCap       22.1     Partners SmallCap Growth      2.5
      Blend                               III
      International Growth       12.7     Preferred Securities          3.7
      LargeCap Growth             8.9     Real Estate Securities        5.2
      LargeCap Value              6.1     SmallCap S&P 600 Index        3.6
      Partners LargeCap           8.4     SmallCap Value                2.6
      Growth II





174                                              Principal Investors Fund
                                                          1-800-547-7754

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.73%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


Principal Investors Fund                                              175
www.principal.com

Principal has been the Fund's Sub-Advisor since March 1, 2001.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-12.61

"2003"24.48


"2004"13


"2005"8.82



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 8.82%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    12.49%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -12.08%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      8.82                                6.56
     (AFTER TAXES ON
     DISTRIBUTIONS)....               7.93                                5.98
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               6.03                                5.36
 S&P 500 Index ........               4.91                                1.84
 Lehman Brothers
 Aggregate Bond Index .               2.43                                5.54
 Morningstar Moderate
 Allocation Category
 Average ..............               5.29                                3.70
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005


 Management Fees ...................        0.1225%
                                            ------
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES        0.1225%
  The Fund, as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The fund's investment return is net of the underlying funds' operating expenses.



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The


176                                              Principal Investors Fund
                                                          1-800-547-7754

 Example also assumes that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------
                                                                      1     3     5    10
 INSTITUTIONAL CLASS                                               $13   $40   $69   $157





Principal Investors Fund                                              177
www.principal.com

PRINCIPAL LIFETIME 2050 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that invest in equity securities (see table below), the Fund is more subject to the risks associated with an investment in equity securities than to those associated with an investment in fixed income securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after 2050, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of the Funds' shareholders.

MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of an underlying fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to an


178                                              Principal Investors Fund
                                                          1-800-547-7754
underlying fund that allocates more of its portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . The underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

.. High yield securities. Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain
  Investment Strategies and Related Risks").
.. U.S. Government Sponsored Enterprises. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2050 or fund a cashflow need in the year 2050.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage             6.6%    Partners LargeCap Value      12.2%
      Securities
      Disciplined LargeCap       25.2     Partners SmallCap Growth      3.0
      Blend                               III
      International Growth       15.8     Preferred Securities          2.2
      LargeCap Growth             9.8     Real Estate Securities        2.3
      LargeCap Value              6.6     SmallCap S&P 600 Index        4.0
      Partners LargeCap           9.2     SmallCap Value                3.1
      Growth II





Principal Investors Fund                                              179
www.principal.com

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.73%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


180                                              Principal Investors Fund
                                                          1-800-547-7754

Principal has been the Fund's Sub-Advisor since March 1, 2001.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-15.72

"2003"26.44


"2004"13.29


"2005"9.34



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 9.34%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    13.63%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -14.68%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      9.34                                5.64
     (AFTER TAXES ON
     DISTRIBUTIONS)....               8.51                                5.14
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               6.44                                4.62
 S&P 500 Index ........               4.91                                1.84
 Lehman Brothers
 Aggregate Bond Index .               2.43                                5.54
 Morningstar Large
 Blend Category Average               5.77                                1.82
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005


 Management Fees ...................        0.1225%
                                            ------
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES        0.1225%
  The Fund, as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The fund's investment return is net of the underlying funds' operating expenses.



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The


Principal Investors Fund                                              181
www.principal.com

 Example also assumes that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------
                                                                      1     3     5    10
 INSTITUTIONAL CLASS                                               $13   $40   $69   $157



182                                              Principal Investors Fund
                                                          1-800-547-7754

PRINCIPAL LIFETIME STRATEGIC INCOME FUND
The Fund seeks current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). Most of the Fund's assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing markets through their investments in fixed-income securities, "hybrid" securities - such as real estate and preferred securities, which may produce current income as well as capital gains - and dividend-generating domestic and foreign stocks. The Fund may also invest in underlying funds which invest primarily in growth equity securities.

In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that are intended to generate current income (see table below), the Fund is subject to the risk of interest rate changes and credit risks associated with fixed-income securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks")



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

EQUITY SECURITY RISKS
.. Stock market volatility. The net asset value of the underlying fund shares is affected by change in the value of the securities it owns. The net asset value of the underlying fund shares is effected by changes in the value of the securities it owns. The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general


Principal Investors Fund                                              183
www.principal.com
  economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.
.. Foreign investing. The underlying funds may invest in foreign securities.
  Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries may negatively impact the portfolios of underlying funds. An underlying fund may make investments in instruments denominated in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.
.. Small and Medium Capitalizations. The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Smaller capitalization companies securities may be more volatile in price than larger company securities, especially over the short-term.
.. Hedging strategies. Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks.
.. Initial Public Offerings ("IPOs"). An underlying fund's purchase of shares issued in IPOs exposes an underlying fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors in retirement.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            38.1%    Partners LargeCap Growth      2.2%
      Securities                          II
      Disciplined LargeCap        5.6     Partners LargeCap Value       2.9
      Blend
      International Growth        4.0     Preferred Securities         10.6
      LargeCap Growth             2.4     Real Estate Securities        6.5
      LargeCap Value              1.6     SmallCap S&P 600 Index        2.1
      Money Market               24.0




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.67%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


184                                              Principal Investors Fund
                                                          1-800-547-7754

Principal has been the Fund's Sub-Advisor since March 1, 2001.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-1.69

"2003"15.29


"2004"11.06


"2005"4.12



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 4.12%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      7.04%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                    -3.33%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                  PAST 1 YEAR                       LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      4.12                              6.14
     (AFTER TAXES ON
     DISTRIBUTIONS)....               2.91                              5.30
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               2.83                              4.81
 S&P 500 Index ........               4.91                              1.84
 Lehman Brothers
 Aggregate Bond Index .               2.43                              5.54
 Morningstar
 Conservative
 Allocation Category
 Average ..............               3.05                              3.48
 After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                          INSTITUTIONAL
                                              CLASS
 Management Fees .................           0.1225%
                                             ------
       TOTAL ANNUAL FUND OPERATING
                          EXPENSES           0.1225%
  The Fund, as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The fund's investment return is net of the underlying funds' operating expenses.



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The


Principal Investors Fund                                              185
www.principal.com

 Example also assumes that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------
                                                                      1     3     5    10
 INSTITUTIONAL CLASS                                               $13   $40   $69   $157



186                                              Principal Investors Fund
                                                          1-800-547-7754

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS

The shares of the Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. In addition to the ongoing fees listed below, the Institutional Class of the Funds may pay a portion of investment related expenses (e.g. interest on reverse repurchase agreements) that are allocated to all classes of the Funds.


ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund, as a shareholder in the underlying funds, bears its pro rata share of the management fees incurred by each underlying fund. The investment return of each Principal LifeTime Fund is net of the underlying funds' management fee.


Each Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Funds.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.


Principal Investors Fund                                              187
www.principal.com

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Principal LifeTime Funds. It does apply to the underlying funds in which the LifeTime Funds invest. The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


REVERSE REPURCHASE AGREEMENTS

A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain


188                                              Principal Investors Fund
                                                          1-800-547-7754
cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS

The Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS

Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES

The Bond & Mortgage Securities, High Yield, Inflation Protection, Short-Term Bond and Ultra Short Bond Funds may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative. The Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040 and Principal LifeTime 2050 and Principal LifeTime Strategic Income Funds may invest in underlying funds that may invest in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


Principal Investors Fund                                              189
www.principal.com

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


INITIAL PUBLIC OFFERINGS ("IPOS")

Certain of the Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;


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.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)

These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to rack a particular market index. The Funds could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING

As a principal investment strategy, the Diversified International, International Emerging Markets, International Growth, Partners Global Equity and Partners International Funds may invest Fund assets in securities of foreign companies. The other Funds (except Government & High Quality Bond Fund) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments.


Principal Investors Fund                                              191
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

Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES

The Funds (except the Government & High Quality Bond Fund) may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities, Disciplined LargeCap Blend, High Quality Intermediate-Term Bond, High Yield, Inflation Protection, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, Partners LargeCap Blend, Money Market, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners LargeCap Value I, Partners LargeCap Value II, Preferred Securities, Real Estate Securities, Short-Term Bond and Ultra Short Bond Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The



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international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES

From time to time, as part of its investment strategy, each Fund (other than the Money Market Fund which may invest in high-quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


LIFETIME FUNDS
The performance and risks of each LifeTime Fund directly corresponds to the performance and risks of the underlying funds in which the Fund invests. By investing in many underlying funds, the LifeTime Funds have partial exposure to the risks of many different areas of the market. The more a LifeTime Fund allocates to stock funds, the greater the expected risk.

For Funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed-income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. Principal intends to gradually shift each LifeTime Fund's (except the Lifetime Strategic Income Fund) allocation among the underlying funds so that within five to ten years after the stated retirement date, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund.


If you are considering investing in a LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each LifeTime Fund is managed with the assumption that the investor will invest in a LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.


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Each LifeTime Fund indirectly bears its pro-rata share of the expenses of the
Institutional Class shares of the underlying funds in which it invests, as well as directly incurring expenses. Therefore, investment in a LifeTime Fund is more costly than investing directly in shares of the underlying funds.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other Funds may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. As of December 31, 2005, the mutual funds it manages had assets of approximately $28.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.


THE SUB-ADVISORS

The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Fund. For these services, the Sub-Advisor is paid a fee by the Manager. Information regarding Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in each of the Funds.

SUB-ADVISOR: Alliance Capital Management, L.P. ("Alliance") managed $579 billion in assets as of December 31, 2005. Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


194                                              Principal Investors Fund
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
                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth I   Bruce K. Aronow
                                        Michael W. Doherty
                                        N. Kumar Kirpalani
                                        Samantha S. Lau





BRUCE K. ARONOW, CFA . Senior Vice President, Portfolio Manager/Research Analyst. Mr. Aronow is team leader of the Small Cap Growth equity portfolio management team. Prior to joining Alliance in 1999, Mr. Aronow was responsible for research and portfolio management of the small cap consumer sectors since early 1997 at INVESCO (NY) (formerly Chancellor Capital Management). He joined Chancellor in 1994. Previously, Mr. Aronow was a Senior Associate with Kidder, Peabody & Company. Mr. Aronow holds a BA from Colgate University. Mr. Aronow is a member of both the New York Society of Security Analysts and the Association of Investment Management & Research. He is a Chartered Financial Analyst.



MICHAEL W. DOHERTY . Assistant Vice President, Quantitative Analyst. Mr. Doherty is responsible for maintaining and updating the quantitative models used by the small cap group. He also provides research assistance across all industries and portfolio administration. Prior to joining Alliance in 1999, Mr. Doherty worked as a small cap research assistant and portfolio administrator for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Doherty began his career at Citicorp Investment Management in 1983 as a research assistant. He is currently attending Mount Saint Mary's College working toward a BA in Business Administration.



N. KUMAR KIRPALANI, CFA . Vice President, Portfolio Manager/Research Analyst. Prior to joining Alliance in 1999, Mr. Kirpalani was responsible for research and portfolio management of small cap industrial, financial and energy sectors for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Kirpalani joined Chancellor in 1993. Previously, Mr. Kirpalani served as Vice President of Investment Research at Scudder, Stevens & Clark. Mr. Kirpalani received a BTech from the Indian Institute of Technology and an MBA from the University of Chicago. Mr. Kirpalani is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. He is a Chartered Financial Analyst and has 22 years of investment experience.



SAMANTHA S. LAU, CFA . Vice President, Portfolio Manager/Research Analyst. Prior to joining Alliance in 1999, Ms. Lau was responsible for covering small cap technology companies for INVESCO (NY) (formerly Chancellor Capital Management). She joined Chancellor LGT in 1997. Previously Ms. Lau worked for three years in the investment research department of Goldman Sachs. Ms. Lau has a BS, magna cum laude, in Finance and Accounting from the Wharton School of the University of Pennsylvania. She is a Chartered Financial Analyst.


SUB-ADVISOR: AllianceBernstein Investment Research and Management ("Bernstein"), a wholly-owned subsidiary of Alliance Capital Management, L.P. ("Alliance"). As of December 31, 2005, Alliance managed $579 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

The management of and investment decisions for the Fund's portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio. the members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx. The Statement of Additional Information provides further


Principal Investors Fund                                              195
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

information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Value      Marilyn G. Fedak
                                        John Mahedy
                                        Chris Marx
                                        John D. Phillips, Jr.





MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN MAHEDY, CPA . Mr. Mahedy was named Co-CIO-US Value equities in 2003. He continues to serve as director of research-US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in Bernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991. He also covered oil services at Morgan Stanley for three years in the early 1990s. Mr. Mahedy was ranked among the top-five oil analysts in the Reuters and Greenwich Associates polls in 1999 and 2000, and he was named to the Institutional Investor All-America Research Team in 1993, 1994 and 1995. Mr. Mahedy began his career as a senior auditor with Peat Marwick Main. He earned a BS and an MBA from New York University.



CHRISTOPHER W. MARX . Mr. Marx joined the firm in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Prior to that, he spent six years as a consultant for Deloitte & Touche and the Boston Consulting Group. Mr. Marx earned an AB in economics from Harvard, and an MBA from the Stanford Graduate School of Business. Location: New York.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111. As of December 31, 2005, American Century managed $100.9 billion in assets.

The day-to-day portfolio management for some of the Funds listed below is shared by two or more portfolio managers. In each such case the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


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

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth II  Prescott LeGard
                                        Gregory Woodhams
           Partners LargeCap Value II   Brendan Healy
                                        Mark Mallon
                                        Charles A. Ritter




BRENDAN HEALY, CFA . Mr. Healy, Portfolio Manager, has been a member of the team that manages Large Company Value since he joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA Investment Management Company as an Equity Analyst. He has a Bachelor's degree in Mechanical Engineering from the University of Arizona and an MBA from the University of Texas-Austin. He has earned the right to use the Chartered Financial Analyst designation.



E.A. PRESCOTT LEGARD, CFA . Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.



MARK MALLON, CFA . Mr. Mallon, Chief Investment Officer and Executive Vice President, has been a member of the team that manages Large Company Value since its inception in July 1999. He joined American Century in April 1997. Before joining American Century, he spent 19 years at Federated Investors, most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Mallon has a Bachelor of Arts from Westminster College and an MBA from Cornell University. He has earned the right to use the Chartered Financial Analyst designation.



CHARLES A. RITTER, CFA . Mr. Ritter, Vice President and Senior Portfolio Manager, has been a member of the team that manages Large Company Value since its inception in July 1999. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor's degree in Mathematics and a Master's degree in Economics from Carnegie Mellon University as well as an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.



GREGORY J. WOODHAMS, CFA . Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor's degree in Economics from Rice University and a Master's degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Ark Asset Management Co., Inc. ("Ark Asset") is an independent,
         100% employee owned investment management firm. Ark Asset's offices are located at 125 Broad Street, New York, NY 10004. As of December 31, 2005, Ark Asset managed $16.7 billion in assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


Principal Investors Fund                                              197
www.principal.com

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Value      Coleman M. Brandt
                                        William G. Charcalis




COLEMAN M. BRANDT . Vice Chairman, Ark Asset. Mr. Brandt joined Ark Asset in 1989. Prior to joining Ark Asset, he served as President of Lehman Management Co., Inc. He earned an MBA from the Harvard Graduate School of Business Administration and a BS from the Philadelphia Textile Institute.



WILLIAM G. CHARCALIS . Managing Director, Ark Asset. Mr. Charcalis joined Ark Asset in 1994 as Senior Manager and has served in his current position since 1997. Prior to joining Ark Asset, he was Senior Manager at The IBM Retirement Funds. He earned a BS from the University of Southern California.


SUB-ADVISOR: Barrow, Hanley, Mewhinney & Strauss ("BHMS") is an investment advisory firm that was founded in 1979. It is registered as an investment adviser under the Investment Advisers Act of 1940. BHMS manages investments for institutional investors. It is a wholly-owned subsidiary of Old Mutual Asset Management (US), which is a wholly-owned subsidiary of Old Mutual plc. BHMS's address is 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201. At December 31, 2005, BHMS had approximately $55.4 billion in assets under management.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           MidCap Value                 James P. Barrow
                                        Mark Giambrone



The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.



JAMES P. BARROW . During Mr. Barrow's 43-year investment career, he has worked as a securities analyst and portfolio manager for several major institutions including Citizens & Southern Bank of South Carolina, Atlantic Richfield and Reliance Insurance. In 1973 re joined Republic National Bank of Dallas as a portfolio manager, where he worked with Tim Hanley and John Strauss. He later was placed in charge of the Employee benefit Portfolio Group and was a member of the Trust Investment Committee until the founding of BHMS in 1979. Mr. Barrow is the lead portfolio manager for the Vanguard Windsor II and Selected Value Funds. He earned a BS from the University of South Carolina.



MARK GIAMBRONE, CPA . Mr. Giambrone joined BHMS in December 1998 and became a principal in 2000. Prior to joining BHMS, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his 13-year career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal. Mr. Giambrone is a member of the American Institute of Certified Public Accountants. He graduated summa cum laude from Indiana University with a BS in Accounting, and earned an MBA from the University of Chicago.


SUB-ADVISOR: BNY Investment Advisors ("BNY"), a separately identifiable division of The Bank of New York, is located at 1633 Broadway, New York, New York 10019. Founded by Alexander Hamilton in 1784, The Bank of New York is one of the largest commercial banks in the United States, with over $102 billion in assets. The Bank of New York began offering investment services in the 1830s and as of December 31, 2005, managed more than $102 billion in investments for institutions and individuals.


198                                              Principal Investors Fund
                                                          1-800-547-7754

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth II  Edward J. Von Sauers
                                        Kurt Zyla





EDWARD J. VON SAUERS . Mr. Von Sauers joined BNY Asset Management in 1987. As Division Head of Short Term Money Management, he has overall responsibility for $29 billion in short term fixed income assets. Mr. Von Sauers is a member of the Bank's Investment Policy Committee. Prior to joining the Bank, he was a portfolio manager for the New York State Power Authority. Mr. Von Sauers earned both a BBA and an MBA in Finance from Pace University.



KURT ZYLA . Mr. Zyla is the Managing Director and Division Head of Index Fund Management at BNY. Prior to managing the Division in 1998, he was an index portfolio manager and worked in the Special Investment Products area, focusing on portfolio transitions/liquidations and equity derivative product strategies. Before joining BNY in 1989, Mr. Zyla worked in the Specialty Chemical's Division of Engelhard Corporation in the areas of technical sales and product management. He earned a BS in Chemical Engineering from New Jersey Institute of Technology and an MBA from New York University's Stern School of Business.


SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902. As of December 31, 2005, CCI had approximately $5.9 billion in assets under management.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           LargeCap Growth              Anthony Rizza
           MidCap Growth                Clifford G. Fox




CLIFFORD G. FOX, CFA . Mr. Fox, portfolio manager, joined CCI in 1992. He had previously served as Vice President of Equity Investments at General Reinsurance Corporation. He received an MBA from the Stern School of Business, New York University and a BS from the Wharton School, University of Pennsylvania. Mr. Fox has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He had previously worked with Connecticut National Bank as a Research Officer. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Dimensional Fund Advisors Inc. ("Dimensional"), located at 1299
         Ocean Avenue, Santa Monica CA 90401, is a registered investment advisor. As of December 31, 2005, Dimensional and its subsidiaries managed approximately $36.0 billion in assets.


Principal Investors Fund                                              199
www.principal.com

The Fund is managed using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and all other trading personnel.


The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. As of the date of this Prospectus the Investment Committee has ten members. Investment decisions for the Portfolio are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.


In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the portfolios including running buy and sell programs based on the parameters established by the Investment Committee. Robert
T. Deere coordinates the efforts of all other portfolio managers and trading personnel with respect to domestic equity portfolios. For this reason, Dimensional has identified Mr. Deere as primarily responsible for coordinating the day-to-day management of the Fund.


Mr. Deere is a Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Deere received his MBA from the University of California at Los Angeles in 1991. He also holds a B.S. and a B.A. from the University of California at San Diego. Mr. Deere joined Dimensional in 1991 and has been responsible for the domestic equity portfolios since 1994.


The SAI provides information about Mr. Deere's compensation, other accounts managed by Mr. Deere, and Mr. Deere's ownership of Fund shares.


SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a wholly-owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. As of December 31, 2005, Emerald managed approximately $2.36 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth II  Joseph W. Garner
                                        Kenneth G. Mertz II
                                        Stacey L. Sears




The portfolio management and strategy team have long tenures at Emerald, with Ms. Sears joining Emerald in 1991, Mr. Mertz in 1992 and Mr. Garner in 1994.



KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees' Retirement System (1985-1992). He earned a BA in Economics from Millersville University.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.


200                                              Principal Investors Fund
                                                          1-800-547-7754

JOSEPH W. GARNER . Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce's Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.





SUB-ADVISOR: Fidelity Management & Research Company ("FMR") is the sub-advisor.
         Day-to-day management decisions concerning the Fund are made by FMR Co., Inc. ("FMRC") which serves as sub-sub-advisor. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2005, FMR and affiliates managed approximately $207.7 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners International       Cesar Hernandez
           Partners MidCap Growth II    Bahaa W. Fam




BAHAA W. FAM . Mr. Fam is a vice president and a portfolio manager for Fidelity Management & Research Company. Mr. Fam joined Fidelity in 1994 and served as the firm's director of quantitative research from 1998-2004. Mr. Fam received a BS in electrical engineering/computer science from John Hopkins University and an MS with a concentration in optimization theory and economic systems, also from Johns Hopkins.



CESAR E. HERNANDEZ, CFA . Mr. Hernandez is a Senior Vice President and Portfolio Manager at Fidelity Investments. He developed the Select International discipline at Fidelity and has been responsible for managing Select International portfolios on behalf of institutional investors since the discipline's inception. Mr. Hernandez earned his B.S from the Universidad Simon Bolivar and his M.B.A from Babson College. He is a CFA charterholder and a member of the Boston Security Analysts Society.


SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. Goldman Sachs Asset Management reported $496.1 billion in total assets under management and/or distribution as of December 31, 2005 (including seed capital and excluding assets under supervision).

The day-to-day portfolio management for some of the Funds listed below is shared by two or more portfolio managers. In each such case the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to


Principal Investors Fund                                              201
www.principal.com
another. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend I    Melissa R. Brown
                                        Robert C. Jones
           Partners MidCap Value I      Dolores Bamford
                                        David L. Berdon
                                        Andrew Braun
                                        Scott Carroll
                                        Sally Pope Davis
                                        Sean Gallagher
                                        Lisa Parisi
                                        Edward Perkin
                                        Eileen Rominger





DOLORES BAMFORD . Ms. Bamford is a Vice President and Portfolio Manager at GSAM. She joined GSAM as a portfolio manager for the Value team in April 2002. Prior to that, Ms. Bamford was a portfolio manager at Putnam Investments for various products since 1991.



DAVID L. BERDON . Mr. Berdon is a Vice President and Portfolio Manager at GSAM. Mr. Berdon joined GSAM as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology Partners.



ANDREW BRAUN . Mr. Braun is a Managing Director and Portfolio Manager at GSAM. Mr. Braun joined GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team. He became a portfolio manager in May 2001.



MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity ("GQE") group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She earned an MBA from New York University. She has earned the right to use the Chartered Financial Analyst designation.



SCOTT CARROLL . Mr. Carroll is a Vice President and Portfolio Manager at GSAM. Mr. Carroll joined GSAM as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.



SALLY POPE DAVIS . Ms. Pope Davis is a Vice President and Portfolio Manager at GSAM. She joined GSAM as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.



SEAN GALLAGHER . Mr. Gallagher is a Managing Director and Portfolio Manager at GSAM. Mr. Gallagher joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.


202                                              Principal Investors Fund
                                                          1-800-547-7754

ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the GQE group. He brings 20 years of investment experience to his work in managing the GQE group. Mr. Jones joined GSAM as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.



LISA PARISI . Ms. Parisi is a Managing Director and Portfolio Manager at GSAM. Ms. Parisi joined GSAM as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.



EDWARD PERKIN. . Mr. Perkin is a Vice President and Portfolio Manager at GSAM. Mr. Perkin joined GSAM as a research analyst in June 2002. He became a portfolio manager in June 2004. From August 2000 to May 2002, Mr. Perkin earned his MBA at Columbia Business School, during which time he served as a research intern for Fidelity Investments and Gabelli Asset Management. From September 1997 to May 2000, Mr. Perkin was a senior research analyst for a subsidiary of Fiserv, where he oversaw all matters related to compliance and historical market data.



EILEEN ROMINGER . Ms. Rominger is a Managing Director, Chief Investment Officer and Portfolio Manager at GSAM. Ms. Rominger joined GSAM as a portfolio manager and Chief Investment Officer of the Value team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.


SUB-ADVISOR: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") is a privately held global investment management firm servicing clients in the corporate, public, endowment and foundation marketplace located at 40 Rowes Wharf, Boston, MA 02110. As of December 31, 2005, GMO managed $111 billion in client assets.

Day-to-day management of the Fund is the responsibility of GMO's U.S. Quantitative Division. The Division's members work collaboratively to manage the Fund's portfolio, and no one person is primarily responsible for day-to-day management. The individual responsible for managing the implementation and monitoring of the overall portfolio management of the Fund is Sam Wilderman. Mr. Wilderman allocates responsibility for portions of the Fund's portfolio to various members of the Division, oversees the implementation of trades, reviews the overall composition of the Fund's portfolio, including compliance with stated investment objectives and strategies and monitors cash flows.


Mr. Wilderman is a member (partner) of GMO and is Director of GMO's U.S. Quantitative Division. Mr. Wilderman served as co-director of U.S. equity management in 2005. Prior to this position, he was responsible for research and portfolio management for the GMO Emerging Markets Fund, the GMO Emerging Countries Fund and the GMO Emerging Markets Quality Fund. He joined GMO in 1996 following the completion of his B.A. in Economics from Yale University.


The SAI contains other information about how GMO determines the compensation of the Division's senior member, other accounts managed by the team's senior member, and ownership of mutual fund shares by the Division's senior member.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), a bank holding company. Morgan offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2005, Morgan had total combined assets under management of approximately $847 billion.

The day-to-day portfolio management for some of the Funds listed below is shared by two or more portfolio managers. In each such case the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. The Statement of Additional Information provides further information about the portfolio managers'


Principal Investors Fund                                              203
www.principal.com
compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners Global Equity       Matthew Beesley
                                        Edward Walker
                                        Howard Williams
           Partners SmallCap Value I    Christopher T. Blum
                                        Dennis S. Ruhl




MATTHEW BEESLEY, CFA . Mr. Beesley is a portfolio manager in the Global Portfolios Group, based in London. An employee since 2002, he was previously a portfolio manager at Merrill Lynch Investment Managers, responsible for global equity mandates. Prior to this, Mr. Beesley was a global and emerging markets equity analyst. He holds a BA (Hons) in Politics and Modern History from the University of Manchester and is a CFA Charterholder.



CHRISTOPHER T. BLUM, CFA . Managing Director of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.



DENNIS S. RUHL, CFA . Mr. Ruhl, Vice President of Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor's degrees in Mathematics and Computer Science and a Master's degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.



EDWARD WALKER, CFA . Mr. Walker is a portfolio manager in the Global Portfolios Group, based on London. He is manager of the JP Morgan Fleming Overseas Investment Trust, open-ended global retail funds and co-manages the JPMorgan Total Return Fund. Previously Mr. Walker held a range of analyst positions, most recently as the global sector specialist responsible for technology. He joined the Global Portfolios group in 1997 as a graduate trainee and holds an MA in Economics from Cambridge University. He has earned the right to use the Chartered Financial Analyst designation.



HOWARD WILLIAMS . Mr. Williams is a managing director and head of the Global Portfolios Group, based in London, responsible for multi-market investment in JPMorgan Fleming. An employee since 1994, Mr. Williams was previously employed at Shell Pensions in London as senior portfolio manager and head of UK equities. Prior to this, he managed global invested offshore pension funds. Mr. Williams also was with Kleinwort Benson Investment Management and with James Capel & Co. He holds an MA in Geography from Cambridge University.


SUB-ADVISOR: Los Angeles Capital Management and Equity Research, Inc. ("LA
         Capital") is an independent, employee-owned firm. It is located at 11150 Santa Monica Boulevard, Los Angeles, California 90025. As of December 31, 2005, LA Capital had assets under management of approximately $3.7 billion.
Day-to-day portfolio management is performed by an investment management team. Current members of the team include: Thomas D. Stevens, CFA, Chairman; Hal W. Reynolds, CFA, Chief Investment Officer; David R. Borger, CFA, Director of Research; Stuart K. Matsuda, Director of Trading; and Christine M. Kugler, Director of Implementation. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


204                                              Principal Investors Fund
                                                          1-800-547-7754

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Value I      David R. Borger
                                        Christine M. Kugler
                                        Stuart K. Matsuda
                                        Hal W. Reynolds
                                        Thomas D. Stevens
           Partners SmallCap Value      David R. Borger
                                        Christine M. Kugler
                                        Stuart K. Matsuda
                                        Hal W. Reynolds
                                        Thomas D. Stevens




DAVID R. BORGER, CFA . Director of Research and Principal, L.A. Capital. Mr. Borger co-founded L.A. Capital in 2002 and is responsible for the development and management of the Dynamic Alpha Model (the firm's proprietary stock selection model). Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He earned a BS from the Wittenberg University and an MA and MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.



CHRISTINE M. KUGLER . Director of Implementation and Principal, L.A. Capital. Ms. Kugler was with L.A. Capital at its founding and became a Principal in January of 2004. Prior to joining L.A. Capital she worked at Wilshire Associates. She earned a BA from the University of California, Santa Barbara.



STUART K. MATSUDA . Director of Trading and Principal, L.A. Capital. Mr. Matsuda co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Vice President and principal at Wilshire Associates where he also served as Wilshire Asset Management's Director of Trading. He earned a BBA from the University of Hawaii and an MBA from California State University Northridge.



HAL W. REYNOLDS, CFA . Chief Investment Officer and Principal, L.A. Capital. Mr. Reynolds co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He joined the consulting division of Wilshire Associates in 1989 where he served as a senior consultant and also designed the Wilshire Compass (the firm's asset allocation and manager optimization technology system). In 1989, he joined Wilshire Asset Management as Chief Investment Officer. Mr. Reynolds earned a BA from the University of Virginia and an MBA from the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



THOMAS D. STEVENS, CFA . Chairman and Principal, L.A. Capital. Mr. Stevens co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Senior Managing Director and Principal at Wilshire Associates. He joined Wilshire in 1980 and for six years directed its Equity Division, overseeing the delivery of the Equity and Index Fund Management Services, In 1986, he assumed responsibility for Wilshire Asset Management and for the next 16 years headed that division. Mr. Stevens earned a BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Mazama Capital Management, Inc. ("Mazama") is an independent employee-owned money management firm specializing in small and mid cap growth investing for institutional clients. The firm is headquartered at One Southwest Columbia Street, Suite 1500, Portland Oregon 97258 with assets under management totaling over $6.77 billion as of December 31, 2005.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the


Principal Investors Fund                                              205
www.principal.com
portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


                                         DAY-TO-DAY
           FUND                          FUND MANAGEMENT
           ----                          ---------------
           Partners SmallCap Growth III  Stephen C. Brink
                                         Timothy Butler
                                         Michael Clulow
                                         Gretchen Novak
                                         Ronald A. Sauer





STEPHEN C. BRINK, CFA . Mr. Brink is a co-founder of Mazama and serves as Director of Research. His primary responsibility is as portfolio manager on both the Small Cap Growth and Small-Mid Cap Growth products, backing up lead portfolio manager Ron Sauer. Mr. Brink has spent over 26 years in the investment industry. He received his BS Business Administration from Oregon State University in 1977 and his Chartered Financial Analyst designation in 1982.



TIMOTHY P. BUTLER . Mr. Butler is an equity analyst concentrating on financial services and financial technology companies for all Mazama strategies. He works closely with Steve Brink, the firm's Director of Research, in covering this sector. Mr. Butler worked most recently at Pacific Crest Securities, where he was Senior Research Analyst specializing in financial technology stocks. Prior to this, he worked at Stifel, Nicolaus & Co., also as a Research Analyst focused on specialty finance companies. Mr. Butler completed his MBA at the University of Texas in 1990, graduating cum laude, and earned a BA in Business Administration from Wichita State University in 1988, where he graduated summa cum laude and was elected to the Beta Gamma Sigma honor society.



MICHAEL D. CLULOW, CFA . Mr. Clulow works out of the firm's New York research office, specializing in research and analysis of small & mid cap healthcare companies, including biotech and emerging pharmaceutical companies. He has been an investment analyst since 1995, most recently as Senior Analyst, Healthcare IT & Pharmaceutical Outsourcing Sectors with UBS Warburg in New York, NY. Previously he worked as a healthcare analyst at CIBC World Markets. Mr. Clulow earned a BS in Finance at Miami University and an MBA with honors in Finance and Economics at New York University's Leonard N. Stern School of Business in 1996. He received his Chartered Financial Analyst designation in 2002.



GRETCHEN NOVAK, CFA . Ms. Novak is responsible for researching consumer discretionary and consumer staple companies for all Mazama strategies and is an Associate Portfolio Manager, supporting Ron Sauer and Steve Brink in overseeing the investment process. Formerly an Equity Analyst with Cramer Rosenthal McGlynn, LLC, she specialized in small and mid-cap stocks with focus on consumer discretionary companies and secondary emphasis on consumer staples and utility/energy service companies. She earned her BA in Business Administration with concentration in finance from the University of Washington in 1994, graduating cum laude and elected to Phi Beta Kappa and Beta Gamma Sigma honor society. She received her Chartered Financial Analyst designation in 2001.



RONALD A. SAUER . Mr. Sauer is the founder of Mazama and serves as its Senior Portfolio Manager and Chief Investment Officer. He has been active in small and mid cap investing since 1980. As lead portfolio manager for Mazama, Mr. Sauer developed a highly disciplined and successful investment process. He developed the firm's Price Performance Model, a critical component and the underlying discipline of Mazama's investment approach. Mr. Sauer received his BA Finance from the University of Oregon in 1980.


SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has more than $4.0 trillion in assets under management, administration or custody, including $707 billion under management. As of December 31, 2005, Mellon Equity managed approximately $21.3 billion in assets.


206                                              Principal Investors Fund
                                                          1-800-547-7754

The day-to-day portfolio management for some of the Funds listed below is shared by two or more portfolio managers. In each such case the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth I     Adam T. Logan
                                        John O'Toole
           Partners SmallCap Blend      Ronald P. Gala
                                        Peter D. Goslin
           Partners SmallCap Value I    Ronald P. Gala
                                        Peter D. Goslin




RONALD P. GALA, CFA . Mr. Gala is a portfolio manager of Dreyfus and a Senior Vice President and a principal of Mellon Equity. Mr. Gala has 20 years experience managing equity portfolios, and he is a past president of the Pittsburgh Society of Financial Analysts. Mr. Gala earned his MBA in Finance from the University of Pittsburgh and his BS in Business Administration from Duquesne University. He is a Chartered Financial Analyst.



PETER D. GOSLIN, CFA . Mr. Goslin is a Vice President and Portfolio Manager with Mellon Equity. Before joining Mellon Equity in 1999, Mr. Goslin spent over four years with Merrill Lynch. During his tenure with Merrill, he worked as a NASDAQ market maker and an equity index options proprietary trader. Prior to that, he ran Merrill's S&P options desk at the Chicago Mercantile Exchange. Mr. Goslin earned his MBA in Finance at the University of Notre Dame Graduate School of Business following a BS in Finance from St. Vincent College. He has earned the right to use the Chartered Financial Analyst designation.



ADAM T. LOGAN, CFA . Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Equity. Previously, he performed duties as a financial analyst in Mellon Financial Corporation's corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



JOHN O'TOOLE, CFA . Senior Vice President of Mellon Equity since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $105.9 billion in total assets (as of December 31, 2005) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.


The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.


Principal Investors Fund                                              207
www.principal.com

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Value        S. Basu Mullick




S. BASU MULLICK . Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. He is manager of mid- to large-cap value Partners Fund and mid-cap value strategy totaling $5.4 billion in assets. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned a MA in Economics and a Ph.D., ABD Finance from Rutgers University.


SUB-ADVISOR: Post Advisory Group, LLC ("Post") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025. As of December 31, 2005, Post had $8.1 billion in asset under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           High Yield                   Lawrence A. Post
                                        Allan Schweitzer





LAWRENCE A. POST . Mr. Post founded Post Advisory Group in 1992. Post was purchased by Principal in 2004. Mr. Post has over 30 years of investment experience. Prior to founding the Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. Mr. Post received an MBA in Business Administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.



ALLAN SCHWEITZER . Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer received a Bachelor's degree in Business Administration from Washington University at St. Louis and his Master's in Business Administration from the University of Chicago with a concentration in analytical finance and international economics.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2005, Principal, together with its affiliated asset management companies, had approximately $159 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

The day-to-day portfolio management for some of the Funds listed below is shared by two or more portfolio managers. In each such case the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to


208                                              Principal Investors Fund
                                                          1-800-547-7754
another. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


                                                DAY-TO-DAY
           FUND                                 FUND MANAGEMENT
           ----                                 ---------------
           Bond & Mortgage Securities           William C. Armstrong
                                                Timothy R. Warrick
           Disciplined LargeCap Blend           Jeff Schwarte
           Diversified International            Paul H. Blankenhagen
                                                Juliet Cohn
                                                Chris Ibach
           Government & High Quality Bond       Brad Fredericks
                                                Lisa A. Stange
           High Quality Intermediate-Term Bond  William C. Armstrong
                                                Timothy R. Warrick
           Inflation Protection                 Martin J. Schafer
                                                Gwen Swanger
           International Emerging Markets       Michael A. Marusiak
                                                Michael L. Reynal
           International Growth                 Steve Larson
                                                John Pihlblad
           LargeCap S&P 500 Index               Dirk Laschanzky
                                                Mariateresa Monaco
           LargeCap Value                       John Pihlblad
           MidCap Blend                         K. William Nolin
           MidCap S&P 400 Index                 Dirk Laschanzky
                                                Mariateresa Monaco
           MidCap Value                         Dirk Laschanzky
                                                Jeff Schwarte
           Money Market                         Tracy Reeg
                                                Alice Robertson
           Principal LifeTime 2010              Dirk Laschanzky
           Principal LifeTime 2020              Dirk Laschanzky
           Principal LifeTime 2030              Dirk Laschanzky
           Principal LifeTime 2040              Dirk Laschanzky
           Principal LifeTime 2050              Dirk Laschanzky
           Principal LifeTime Strategic Income  Dirk Laschanzky
           Short-Term Bond                      Zeid Ayer
                                                Craig Dawson
                                                Martin J. Schafer
           SmallCap Blend                       Todd Sanders
           SmallCap Growth                      Mariateresa Monaco
           SmallCap S&P 600 Index               Dirk Laschanzky
                                                Mariateresa Monaco
           SmallCap Value                       Thomas Morabito
           Ultra Short Bond                     Zeid Ayer
           f/k/a                                Craig Dawson
           Capital Preservation





Principal Investors Fund                                              209
www.principal.com

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ZEID AYER, PH.D., CFA . Mr. Ayer joined Principal in 2001 and is a senior research analyst and co-manager of the Ultra Short Fixed Income portfolios. He is the global sector head for asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). Mr. Ayer is also the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, he was assistant vice president at PNC Financial Services Group. He earned a PhD in Physics from the University of Notre Dame, an MS in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen is a portfolio manager at Principal. He is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Mr. Blankenhagen is also active in research with an emphasis on the banking and media industries. He joined the firm in 1992 and has been a member of the international equity team since 1995. He was named a portfolio manager in 2000. Mr. Blankenhagen received a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He holds the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.



JULIET COHN . Ms. Cohn is a portfolio manager at Principal. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College Cambridge England.



CRAIG DAWSON, CFA . Mr. Dawson joined Principal in 1998 and became a portfolio manager in 2002. He manages ultra short, high quality short, stable value and global strategic income portfolios. He previously managed corporate bond portfolios and multi-sector portfolios. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.



BRAD FREDERICKS. . Mr. Fredericks is a portfolio manager at Principal Global Investors. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He received a Bachelor's degree in Finance from Iowa State University. Mr. Frederick is a Fellow of the Life Management Institute (FLMI).



CHRISTOPHER IBACH, CFA . Mr. Ibach joined Principal in 2000 and is an associate portfolio manager and equity research analyst. He specializes in the analysis of international technology companies and is also responsible for coordinating portfolio rebalancing and the application of Principal's Global Research Platform. Previously, he was with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



STEVEN LARSON, CFA. . Mr. Larson is an associate portfolio manager and equity analyst for Principal. Prior to joining the firm in 2001, he led the investment management review and portfolio analysis process for the $80 billion Wells Fargo fund family. Prior to that, he was Manager of the Investment Analytics Group at First American Asset Management. He


210                                              Principal Investors Fund
                                                          1-800-547-7754
received an MBA in Finance from the University of Minnesota and a Bachelor's degree from Drake University. He is a member of the Association for Investment Management and Research (AIMR) and has earned the right to use the Chartered Financial Analyst designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



MARIATERESA MONACO . Ms. Monaco is an associate portfolio manager at Principal. Joining Principal in 2005, she works with the asset allocation and indexed funds. Most recently, she was a quantitative equity analyst at Fidelity Management in Boston. During her 10-year career with Fidelity, she supported a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Northeastern University. She also earned a Master's degree in Electrical Engineering from Politecnico di Torino, Italy, and a diploma in Piano from the Conservatorio di Torino, Italy.



THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal specializing in the management and research areas for the short-term money market portfolios. She joined the firm in 1993. Ms. Reeg received a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.


Principal Investors Fund                                              211
www.principal.com

ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



TODD SANDERS, CFA . Mr. Sanders is an equity analyst for Principal focused on quantitative research. He joined the firm in 1998. Previously, he was an investment analyst for NISA Investment Advisors and in credit analysis/risk management with the U.S. Central Credit Union. He received an MBA in Finance from Washington University and a Bachelor's degree in Finance/Economics from the University of Missouri-Columbia. He is a member of the International Association of Financial Engineers (IAFE), the Global Association of Risk Professionals
(GARP) and the Association of Investment Management and Research (AIMR). He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in managing mortgage-backed securities and high quality short, intermediate and long duration portfolios. Mr. Schafer joined the firm in 1977. In the early 1980s, he developed the firm's secondary mortgage marketing operation and in 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985 and institutional portfolios in 1992. Mr. Schafer holds a Bachelor's degree in Accounting and Finance from the University of Iowa.



JEFFREY A. SCHWARTE, CFA, CPA . Mr. Schwarte is an associate portfolio manager and equity analyst at Principal. He is a member of the systematic strategies team and is responsible for conducting research on stock selection strategies, portfolio construction techniques, and strategy implementation. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He received a Bachelor's degree in Accounting from the University of Northern Iowa. He also holds the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI). He is a member of the Iowa Society of Certified Public Accountants and the Association for Investment Management and Research (AIMR). He also has the NASD Series 7 license.



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for Principal. She is integrally involved in the formulation of broad investment strategy, quantitative research and product development. She joined the firm in 1989. Ms. Stange received an MBA and a Bachelor's degree from the University of Iowa. She holds the Chartered Financial Analyst designation and is a member of the Iowa Society of Financial Analysts and the CFA Institute.



GWEN SWANGER, CFA . Ms. Swanger is a portfolio manager for Principal's global fixed income and inflation protection portfolios. She has managed global fixed income since 1997. She has been involved in international and U.S. investing for over fifteen years. In addition to managing the international bond portfolios, she has directed the international fixed income research effort overseeing sovereign credit analysis of developed, developing countries and emerging markets. Ms. Swanger joined the firm in 1989 as a private placement analyst. She received an MBA in Finance, a Bachelor's degree from Drake University and is a Fellow of the Life Management Institute (FLMI). She also holds the Chartered Financial Analyst designation and is a member of the CFA Institute.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


212                                              Principal Investors Fund
                                                          1-800-547-7754

SUB-ADVISOR: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. As of December 31, 2005, Principal - REI, together with its affiliated asset management companies, had approximately $32.0 billion in asset under management. Principal - REI's address is 801 Grand Avenue, Des Moines, Iowa 50392.


The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Real Estate Securities       Kelly D. Rush




KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2005, Spectrum, together with its affiliated asset management companies, had approximately $13.2 billion in asset under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Preferred Securities         L. Phillip Jacoby
                                        Bernard M. Sussman




L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995 as Portfolio Manager. Previously, he was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a $600 million preferred stock portfolio. Mr. Jacoby received his BS in Finance from Boston University.



BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer and Chair of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid market. He was a Limited Partner at Goldman Sachs from 1994-1996. He received a BS in Industrial Relations and an MBA in Finance, both from Cornell University.


Principal Investors Fund                                              213
www.principal.com

SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $269.5 billion in assets under management as of December 31, 2005. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend      William J. Stromberg
                                        Richard T. Whitney
           Partners LargeCap Growth I   Robert W. Sharps





ROBERT W. SHARPS, CFA, CPA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also a Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



WILLIAM J. STROMBERG, CFA . Mr. Stromberg is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price, Director of Global Equity Research, and a member of the firm's Equity and International Steering Committees. Prior to joining the firm in 1987, he was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center. He earned a BA from Johns Hopkins University and an MBA from Tuck School of Business at Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Stromberg serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Mr. Stromberg has ultimate accountability for the Fund.



RICHARD T. WHITNEY, CFA . Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of the firm's Quantitative Equity Group and member of the Equity Steering Committee. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a BS and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Whitney serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he, along with Mr. Stromberg, is responsible for ensuring adherence to portfolio constraints and risk controls, as well as managing inter-analyst activity.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2005, Turner had discretionary management authority with respect to approximately $18 billion in assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


214                                              Principal Investors Fund
                                                          1-800-547-7754

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth       Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Previously, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987. He earned a BA in Economics and a BA in Psychology from Vassar College.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. He earned a BS in Accounting and an MBA in Finance from Bradley University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2005, UBS Global AM managed approximately $66.12 billion in assets and the Group managed approximately $581.49 billion in assets.

Investment decisions for the Partners LargeCap Value I Fund are made by investment management teams at UBS Global AM, including Thomas M. Cole, Thomas
J. Digenan, John C. Leonard and Scott C. Hazen. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.


The day-to-day portfolio management for the Partners SmallCap Growth II Fund is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.


The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                                                                     DAY-TO-DAY
           FUND                                                                      FUND MANAGEMENT
           ----                                                                      ---------------
           Partners LargeCap Value I                                                 Thomas M. Cole
                                                                                     Thomas J. Digenan
                                                                                     Scott C. Hazen
                                                                                     John C. Leonard
           Partners SmallCap Growth II                                               Paul A. Graham, Jr.
                                                                                     David N. Wabnik




THOMAS M. COLE, CFA . Mr. Cole joined UBS Global AM in 1985. Mr. Cole is responsible for the direction and oversight of the research group of the North American Core Equities Team. He is actively involved in security analysis and the portfolio construction process. Mr. Cole's prior experience with the firm includes Senior Analyst (responsible for the retail, food, household and personal products, media, auto and auto parts sectors), managing the US Equity Trading


Principal Investors Fund                                              215
www.principal.com

Desk and serving as a Portfolio Manager in the US Fixed Income Group. He is a member of the Association of Investment Management and Research and the Investment Analysts Society of Chicago. He received both his BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.



THOMAS J. DIGENAN, CFA, CPA . Mr. Digenan joined UBS Global AM in 1993. Mr. Digenan participates in the analysis and development of US Equity portfolio. He is responsible for communicating the firm's equity strategy to clients and investment consultants. Mr. Digenan's prior experience with the firm includes President of mutual funds and relationship funds organization. Prior to joining the firm, Mr. Digenan was a senior manager in the tax department of KPMG Peat Marwick working exclusively in the investment services industry. Mr. Digenan is a member of the Association for Investment Management and Research, the Investment Analysts Society of Chicago and the American Institute of Certified Public Accounts.



PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



SCOTT C. HAZEN, CFA . Mr. Hazen joined UBS Global AM in 1992 and participates in the analysis and development of U.S. Equity portfolios. Prior to joining the portfolio management team in 2004, Mr. Hazen served as a member of the firm's global investment team responsible for providing client service and relationship management to the firm's clients. He earned a BBA from the University of Notre Dame and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation and is a member of the Investment Analysts Society of Chicago.



JOHN C. LEONARD, CFA . Mr. Leonard joined UBS Global AM in 1991. Mr. Leonard Head of North American Equities and is responsible for the development of sector and stock selection strategies within this market. In addition, as Deputy Head of Equities, Mr. Leonard assumes management responsibilities for Japanese, Asian and Australian Equities. Prior to joining UBS Global AM, he worked as an investment analyst at a real estate management company and as a financial advisor with two investment management firms. Mr. Leonard received his AB from Dartmouth College and his MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exams.


SUB-ADVISOR: Vaughan Nelson is located at 600 Travis Street, Suite 6300,
         Houston, Texas 77002. Founded in 1970, Vaughan Nelson is a subsidiary of IXIS Asset Management North America. As of December 31, 2005, Vaughan Nelson had approximately $4.7 billion in assets under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


216                                              Principal Investors Fund
                                                          1-800-547-7754

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Value II   Mark J. Roach
                                        Chris D. Wallis
                                        Scott J. Weber




MARK J. ROACH . Mr. Roach, a Portfolio Manager of Vaughan Nelson, joined the firm in 2002. Prior to joining Vaughan Nelson, he was a security analyst for USAA Investment Management Company from 2001 to 2003, and an equity analyst with Fifth Third Bank from 1999 to 2001. Mr. Roach received a B.A. from Baldwin Wallace College and an M.B.A. from the University of Chicago. He has over 13 years of investment management and research experience.



CHRIS D. WALLIS, CFA . Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. He received a B.B.A. fro Baylor University and an M.B.A. from Harvard Business School. Mr. Wallis holds the designation of Chartered Financial Analyst and has over 13 years of investment/financial analysis and accounting experience.



SCOTT J. WEBER . Mr. Weber, a Portfolio Manager of Vaughan Nelson, joined the firm in 2003. Prior to joining Vaughan Nelson, he was a vice president from 2001 to 2003 and a senior associated from 2000 to 2001 of RBC Capital Markets. Mr. Weber received a B.S. from the University of the South and an M.B.A. from Tulane University. Mr. Weber holds the designation of Chartered Financial Analyst and has over eight years of investment management and financial analysis experience.


SUB-ADVISOR: Wellington Management Company, LLP ("Wellington Management"), a
         Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, MA 02109. Wellington Management and its predecessor organizations have provided investment services since 1928. As of December 31, 2005, Wellington Management managed $520.7 billion of client assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend I    Maya K. Bittar
                                        Jeffrey L. Kripke
                                        Matthew E. Megargel
                                        Michael D. Rodier




MAYA K. BITTAR, CFA . Ms. Bittar, a Vice President, joined Wellington Management in 1998 as an equity portfolio manager. Prior to joining the firm, Ms. Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management. Ms. Bittar earned an MBA and MS, along with a BBA, from the University of Wisconsin-Madison. She has earned the right to use the Chartered Financial Analyst designation.



JEFFREY L. KRIPKE . Mr. Kripke, a Vice President, joined Wellington Management in 2001 as a portfolio manager. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management, Chase Asset Management and Morgan Stanley Asset Management. Mr. Kripke earned an MBA in Finance from Columbia University Graduate School of Business and a BA in Economics from Tufts University.


Principal Investors Fund                                              217
www.principal.com

MATTHEW E. MEGARGEL, CFA . Mr. Megargel, a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.



MICHAEL D. RODIER . Mr. Rodier, a Vice President, joined Wellington Management in 1982 while pursuing a BS degree in journalism at Suffolk University. Upon graduation in 1984, Mr. Rodier joined the firm as a fixed income analyst focusing on convertible securities. Mr. Rodier joined the US Core Equity team as an analyst and portfolio manager in 1994. As noted, Mr. Rodier earned a BS in Journalism from Suffolk University.


THE SUB-SUB-ADVISORS

Principal Global Investors, LLC ("Principal") has entered into sub-sub-advisory agreements for various Funds. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of Principal for a certain portion of the Fund's assets. The sub-sub-advisor is paid a fee by Principal.

Principal is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund's portfolio are made by Spectrum Asset Management, Inc. ("Spectrum"), and Post Advisory Group, LLC ("Post") each of which serves as sub-sub-advisor. Similar day-to-day management decisions concerning a portion of the High Quality Intermediate-Term Bond Fund's portfolio are made by Spectrum and such decisions for a portion of the Ultra Short Bond Fund's portfolio are made by Post.


See the discussion regarding Spectrum provided in connection with the Preferred Securities Fund for a description of the firm and the individuals who serve as portfolio managers.


See the discussion regarding Post provided in connection with the High Yield Fund for a description of the firm and the individuals who serve as portfolio managers.






DUTIES OF THE MANAGER AND SUB-ADVISOR

The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2005 was:

       Bond & Mortgage
       Securities                 0.54%     Partners MidCap Growth       1.00%
       Disciplined LargeCap
       Blend                      0.60%     Partners MidCap Growth I     1.00%
       Diversified                          Partners MidCap Growth
       International              0.90%     II                           1.00%
       Government & High
       Quality Bond
       f/k/a Government
       Securities                 0.40%     Partners MidCap Value        1.00%
       High Quality
       Intermediate-Term Bond     0.40%     Partners MidCap Value I      1.00%
       High Yield                 0.65%     Partners SmallCap Blend      1.00%
                                            Partners SmallCap Growth
       Inflation Protection       0.40%     I                            1.10%
       International Emerging               Partners SmallCap Growth
       Markets                    1.35%     II                           1.00%
                                            Partners SmallCap Growth
       International Growth       1.00%     III                          1.10%
       LargeCap Growth            0.55%     Partners SmallCap Value      1.00%
                                            Partners SmallCap Value
       LargeCap S&P 500 Index     0.15%     I                            1.00%
                                            Partners SmallCap Value
       LargeCap Value             0.45%     II                           1.00%
       MidCap Blend               0.65%     Preferred Securities         0.75%
       MidCap Growth              0.65%     Principal LifeTime 2010    0.1225%
       MidCap S&P 400 Index       0.15%     Principal LifeTime 2020    0.1225%
       MidCap Value               0.65%     Principal LifeTime 2030    0.1225%
       Money Market               0.40%     Principal LifeTime 2040    0.1225%
       Partners Global Equity     0.95%     Principal LifeTime 2050    0.1225%
                                            Principal Lifetime
       Partners International     1.10%     Strategic Income           0.1225%
       Partners LargeCap Blend    0.75%     Real Estate Securities       0.85%
                                            Short-Term Bond
       Partners LargeCap Blend              f/k/a High Quality
       I                          0.45%     Short-Term Bond              0.40%
       Partners LargeCap Growth   1.00%     SmallCap Blend               0.75%
       Partners LargeCap Growth
       I                          0.74%     SmallCap Growth              0.75%
       Partners LargeCap Growth
       II                         1.00%     SmallCap S&P 600 Index       0.15%
       Partners LargeCap Value    0.78%     SmallCap Value               0.75%
       Partners LargeCap Value              Ultra Short Bond f/k/a
       I                          0.80%     Capital Preservation         0.40%
       Partners LargeCap Value
       II                         0.85%





218                                              Principal Investors Fund
                                                          1-800-547-7754

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund's reliance on the order; however, only the Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners LargeCap Value I, Partners LargeCap Value II, Partners MidCap Growth, Partners MidCap Growth I, Partners MidCap Growth II, Partners MidCap Value, Partners MidCap Value I, Partners SmallCap Blend, Partners SmallCap Growth I, Partners SmallCap Growth II, Partners SmallCap Growth III, Partners SmallCap Value, Partners SmallCap Value I and Partners SmallCap Value II Funds intend to rely on the order.


PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Funds, except the Money Market Fund, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.


Principal Investors Fund                                              219
www.principal.com

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Fund reserves the right to determine a share price more than once each day.


NOTES:


.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's NAV are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11:00 a.m. Eastern Time). Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to "fair value" some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund's NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Funds. There are no restrictions on amounts to be invested in Institutional Class shares of the Funds.

Shareholder accounts for each Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by each Fund as evidence of ownership of Fund shares. Share certificates are not issued.


The Funds may reject or cancel any purchase orders for any reason. For example, the Funds do not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in the Manager's opinion, may be disruptive to the Funds. For these purposes, the Manager may consider an investor's trading history in the Funds or other Funds sponsored by Principal Life and accounts under common ownership or control.


REDEMPTION OF FUND SHARES

You may redeem shares of the Funds upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law


220                                              Principal Investors Fund
                                                          1-800-547-7754

EXCHANGE OF FUND SHARES

Shares in the Funds may be exchanged, without charge, for the same class of any other Principal Investors Fund. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to review or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS

The Funds pay their net investment income to shareholders of record on the business day prior to the payment date: The payment schedule is as follows:

.. The Bond & Mortgage Securities, Government & High Quality Bond, Inflation
  Protection and Short-Term Bond Funds pay their net investment income on a monthly basis. The payment date is the last business day of each month.
.. The Preferred Securities and Real Estate Securities Funds pay their net investment income on a quarterly basis. The payment date is the last business day of March, June, September and December.
.. The other Funds (except Money Market and Ultra Short Bond) pay their net investment income on an annual basis. The payment date is the last business day of the year.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividend and capital gain distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund.


The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.


The Ultra Short Bond Fund declares dividends of all its daily net investment income each day its shares are priced. Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses and shareholder activity may differ from estimates, consequently, differences, if any, will be included in the calculation of subsequent dividends. On the last business day of each month (or the previous business day) the Fund will pay out its accumulated declared dividends.

FUND ACCOUNT INFORMATION


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES)
The Funds are not designed for frequent trading or market timing activity. The funds do not knowingly accommodate frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.


Principal Investors Fund                                              221
www.principal.com

We consider frequent trading and market timing activities to be abusive trading practices because they:
.. Disrupt the management of the Funds by;
  . forcing the Fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Fund; and .. Increase expenses of the Fund due to;
  . increased broker-dealer commissions; and
  . increased recordkeeping and related costs.

Certain Funds may be at greater risk for abusive trading practices. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. If we not able to identify such abusive trading practices, the abuses described above will negatively impact the Fund.


We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.


If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse exchange. We will give you notice in writing in this instance.


ORDERS PLACED BY INTERMEDIARIES
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator or trust company, that permits the intermediary to accept orders on behalf of the Fund until 4 p.m. Eastern Time. The agreement may include authorization for your intermediary to designate other intermediaries ("sub-designees") to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 4 p.m. Eastern Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order. NOTE: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. Eastern Time.

SIGNATURE GUARANTEES
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm.
A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
.. if you sell more than $100,000 from any one Fund;
.. if a sales proceeds check is payable to other than the account shareholder(s); .. to change ownership of an account;


222                                              Principal Investors Fund
                                                          1-800-547-7754

.. to add telephone transaction services and/or wire privileges to an existing account;
.. to change bank account information designated under an existing telephone withdrawal plan;
.. to exchange or transfer among accounts with different ownership; and .. to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share class described herein. Shareholders will be notified of any such action to the extent required by law.

FINANCIAL STATEMENTS
Shareholders will receive annual financial statements for the Funds, audited by the Funds' independent registered public accounting firm, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited.

PORTFOLIO HOLDINGS INFORMATION


The Fund will publish portfolio holdings information for the Funds described in this Prospectus as of the end of each calendar quarter for each of the portfolios. The information will include all of each Fund's holdings, and may include information regarding the top ten holdings as well. The information will be published on the principal.com website on the first business day of the second month following the end of each calendar quarter (e.g. June 30 holdings information will be published on the first business day of August). The information will remain on the website until the information for the subsequent calendar quarter is published on the website. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similiar events, on a Fund's portfolio will be published on the website.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).


The financial statements for the Funds were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-247-4123.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005         2004      2003      2002     2001/(E)/

BOND & MORTGAGE SECURITIES FUND
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.90       $10.70    $10.63    $10.71   $10.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.44         0.40      0.38      0.50     0.37
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.28)       0.20      0.11      (0.02)   0.35

 Total From Investment
            Operations  0.16         0.60      0.49      0.48     0.72
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.43)       (0.40)    (0.42)    (0.50)   (0.38)
 Distributions from     (0.01)       --        --        (0.06)   --
 ------zed Gains......

   Total Dividends and  (0.44)       (0.40)    (0.42)    (0.56)   (0.38)
         Distributions

Net Asset Value, End    $10.62       $10.90    $10.70    $10.63   $10.71
 of Period............

Total Return..........  1.45%        5.74%     4.63%     4.76%    6.92%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $771,847     $373,880  $165,504  $42,163  $5,090
 Ratio of Expenses to
  Average Net Assets..  0.77%        0.59%     0.55%     0.55%    0.55%/(d)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............  0.55%        0.55%     --        --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..  4.07%        3.71%     3.51%     4.72%    5.28%/(d)/
 Portfolio Turnover
  Rate................  202.1%/(f)/  150.5%    91.0%     46.7%    124.7%/(d)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares recognized $.01 of net investment income per share and incurred an unrealized gain of $.01 per share, respectively, from February 27, 2001 through February 28, 2001.
/(f) /Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005          2004     2003/(E)/
                            ----          ----     ----
DISCIPLINED LARGECAP BLEND FUND
-------------------------------
 INSTITUTIONAL SHARES/
---------------------
 (A)/
Net Asset Value,
 Beginning of Period..    $12.95        $12.12    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.18          0.11      0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.37          1.10      2.02
                            ----          ----      ----
 Total From Investment
            Operations      1.55          1.21      2.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.07)        (0.11)       --
 Distributions from
  Realized Gains......     (0.06)        (0.27)       --
  ----                     -----         -----
   Total Dividends and
         Distributions     (0.13)        (0.38)       --
  ----                     -----         -----
Net Asset Value, End
 of Period............    $14.37        $12.95    $12.12
                          ======        ======    ======
Total Return..........     12.07%        10.22%    21.20%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $523,512      $247,979   $11,910
 Ratio of Expenses to
  Average Net Assets..      0.60%         0.60%     0.60%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.25%         0.89%     1.02%/(d)/
 Portfolio Turnover
  Rate................      86.7%/(f)/   106.2%    109.2%/(d)/



/(a) /Effective March 1, 2005, LargeCap Blend Fund I changed its name to
  Disciplined LargeCap Blend Fund.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
/(f) /Portfolio turnover rate excludes approximately $102,898,000 of securities from the acquisition of Principal Balanced Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005         2004         2003         2002        2001/(H)/

DIVERSIFIED INTERNATIONAL FUND
------------------------------
INSTITUTIONAL SHARES/
--------------------
 (A)/
Net Asset Value,
 Beginning of Period..  $9.32        $8.01        $6.52        $7.46       $9.54
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  0.14         0.11         0.06         0.02        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  2.25         1.26         1.50         (0.88)      (2.08)

 Total From Investment
            Operations  2.39         1.37         1.56         (0.86)      (2.08)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.05)       (0.06)       (0.07)       (0.08)      --
 Distributions from     (0.21)       --           --           --          --
 -----ized Gains......

   Total Dividends and  (0.26)       (0.06)       (0.07)       (0.08)      --
 ----    Distributions

Net Asset Value, End    $11.45       $9.32        $8.01        $6.52       $7.46
 of Period............

Total Return..........  26.07%       17.24%       24.09%       (11.60)%    (21.80)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $31,357      $15,831      $8,611       $20,504     $1,782
 Ratio of Expenses to
  Average Net Assets..  0.90%        0.89%        0.90%        0.90%       0.90%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........  --           0.90%/(e)/   0.90%/(e)/   0.90%/(e)/  --
 Ratio of Net
  Investment Income to
  Average Net Assets..  1.37%        1.23%        0.91%        1.15%       0.34%/(d)/
 Portfolio Turnover
  Rate................  202.7%/(i)/  160.2%/(f)/  162.2%/(g)/  71.4%       86.8%/(d)/



/(a) /Effective March 1, 2005, International Fund I changed its name to
  Diversified International Fund.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Expense ratio without commission rebates.
/(f) /Portfolio turnover rate excludes approximately $7,549,000 from portfolio realignment from the acquisition of International SmallCap Fund.
/(g) /Portfolio turnover rate excludes approximately $8,876,000 of securities from the acquisition of European Fund, Pacific Basin Fund, and International SmallCap Fund and $5,654,000 from portfolio realignment.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares incurred an unrealized loss of $.03 per share from February 27, 2001 through February 28, 2001.
/(i) /Portfolio turnover rate excludes approximately $279,644,000 of securities from the acquisition of Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. and $19,133,000 from portfolio realignment.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005         2004     2003      2002    2001/(F)/
                          ----         ----     ----      ----    ----
GOVERNMENT & HIGH QUALITY BOND FUND
-----------------------------------
INSTITUTIONAL SHARES
--------------------
 /(A)/
Net Asset Value,
 Beginning of Period..  $10.37       $10.35   $10.60    $10.55   $10.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    0.39         0.37     0.36      0.50     0.38
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.27)        0.08    (0.18)     0.09     0.30
                         -----         ----    -----      ----     ----
 Total From Investment
            Operations    0.12         0.45     0.18      0.59     0.68
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.39)       (0.43)   (0.43)    (0.54)   (0.39)
                         -----        -----    -----     -----    -----
   Total Dividends and
         Distributions   (0.39)       (0.43)   (0.43)    (0.54)   (0.39)
                         -----        -----    -----     -----    -----
Net Asset Value, End
 of Period............  $10.10       $10.37   $10.35    $10.60   $10.55
                        ======       ======   ======    ======   ======
Total Return..........    1.14%        4.47%    1.70%     5.86%    6.72%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10          $10      $10   $20,777   $3,390
 Ratio of Expenses to
  Average Net Assets..    0.41%        0.40%    0.40%     0.40%    0.40%/(e)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............    0.40%          --       --        --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.84%        3.52%    3.45%     5.06%    5.86%/(e)/
 Portfolio Turnover
  Rate................   542.3%/(g)/   95.2%   219.5%     49.9%    36.1%/(e)/



/(a) /Effective September 30, 2005, Government Securities Fund changed its name to Government & High Quality Bond Fund.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares recognized $.01 of net investment income per share from February 27, 2001 through February 28, 2001.
/(g) /Portfolio turnover rate excludes approximately $343,164,000 of securities from the acquisition of Principal Government Securities Fund Income, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005         2004     2003     2002    2001/(E)/
                          ----         ----     ----     ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.71       $10.64   $10.62   $10.69   $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.41         0.38     0.46     0.54     0.41
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.26)        0.16     0.02     0.02     0.35
                         -----         ----     ----     ----     ----
 Total From Investment
            Operations    0.15         0.54     0.48     0.56     0.76
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.14)       (0.39)   (0.46)   (0.54)   (0.40)
 Distributions from
  Realized Gains......   (0.06)       (0.08)      --    (0.09)      --
 -----                   -----        -----             -----
   Total Dividends and
         Distributions   (0.20)       (0.47)   (0.46)   (0.63)   (0.40)
                         -----        -----    -----    -----    -----
Net Asset Value, End
 of Period............  $10.66       $10.71   $10.64   $10.62   $10.69
                        ======       ======   ======   ======   ======
Total Return..........    1.46%        5.23%    4.62%    5.56%    7.33%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,494          $10      $10      $10      $10
 Ratio of Expenses to
  Average Net Assets..    0.72%        0.43%    0.40%    0.40%    0.40%/(d)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Expense) /(b)/......    0.40%        0.40%      --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.90%        3.56%    4.32%    5.22%    5.84%/(d)/
 Portfolio Turnover
  Rate................   177.4%/(f)/  152.5%    71.3%    60.8%    80.3%/(d)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from February 27, 2001 through February 28, 2001.
/(f) /Portfolio turnover rate excludes approximately $15,223,000 of securities from the acquisition of High Quality Long-Term Bond Fund.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005/(B)/
                          ----
HIGH YIELD FUND
---------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.54
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.30)
                          -----
 Total From Investment
            Operations     0.24
  ----
Net Asset Value, End
 of Period............   $10.24
                         ======
Total Return..........     2.40%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $71,355
 Ratio of Expenses to
  Average Net Assets..     0.65%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     6.29%/(d)/
 Portfolio Turnover
  Rate................     93.2%/(d)/



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from December 29, 2004, date operations commenced, through October
  31, 2005.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005/(C)/
                          ----
INFLATION PROTECTION FUND
-------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.45
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.30)
                          -----
 Total From Investment
            Operations     0.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.34)
                          -----
   Total Dividends and
         Distributions    (0.34)
                          -----
Net Asset Value, End
 of Period............    $9.81
                          =====
Total Return..........     1.49%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $70,984
 Ratio of Expenses to
  Average Net Assets..     1.36%/(e)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............     0.40%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     5.32%/(e)/
 Portfolio Turnover
  Rate................     45.5%/(e)/



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(c) /Period from December 29, 2004, date operations commenced, through October
  31, 2005.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005         2004        2003        2002     2001/(E)/

INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $15.16       $13.06      $8.72       $8.31    $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.28         0.16        0.03        0.09     0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  5.18         2.10        4.31        0.42     (2.03)

 Total From Investment
            Operations  5.46         2.26        4.34        0.51     (1.98)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  --           (0.16)      --          (0.10)   --
 Distributions from     (1.16)       --          --          --       --
 -----ized Gains......

   Total Dividends and  (1.16)       (0.16)      --          (0.10)   --
 ----    Distributions

Net Asset Value, End    $19.46       $15.16      $13.06      $8.72    $8.31
 of Period............

Total Return..........  37.88%       17.46%      49.77%      6.03%    (18.93)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,507       $15         $13         $2,517   $314
 Ratio of Expenses to
  Average Net Assets..  1.35%        1.34%       1.35%       1.35%    1.35%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........  --           1.35%/(d)/  1.35%/(d)/  --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..  1.47%        1.16%       0.34%       0.73%    3.65%/(c)/
 Portfolio Turnover
  Rate................  181.2%/(f)/  146.9%      144.7%      151.0%   156.3%/(c)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Expense ratio without commission rebates.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares incurred an unrealized loss of $.06 per share from February 27, 2001 through February 28, 2001.
/(f) /Portfolio turnover rate excludes approximately $24,418,000 of securities from the acquisition of Principal International Emerging Markets Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005       2004       2003          2002        2001/(F)/
                            ----       ----       ----          ----        ----
INTERNATIONAL GROWTH FUND
-------------------------
INSTITUTIONAL SHARES
--------------------
 /(A)/
 -----
Net Asset Value,
 Beginning of Period..    $10.07      $8.38      $6.63         $7.58       $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.14       0.13       0.10         (0.01)        0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.20       1.66       1.65         (0.86)       (2.70)
                            ----       ----       ----         -----        -----
 Total From Investment
            Operations      2.34       1.79       1.75         (0.87)       (2.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.10)     (0.10)        --         (0.08)          --
 Distributions from
  Realized Gains......     (0.87)        --         --            --           --
 ------                    -----
   Total Dividends and
         Distributions     (0.97)     (0.10)        --         (0.08)          --
 ------                    -----      -----                    -----
Net Asset Value, End
 of Period............    $11.44     $10.07      $8.38         $6.63        $7.58
                          ======     ======      =====         =====        =====
Total Return..........     24.71%     21.54%     26.40%       (11.58)%     (25.47)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $644,994   $354,090   $208,785      $117,442       $2,176
 Ratio of Expenses to
  Average Net Assets..      1.00%      1.00%      1.00%         0.99%        1.00%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --         --       1.00%/(c)/    1.00%/(c)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.33%      1.42%      1.37%         0.93%        0.36%/(e)/
 Portfolio Turnover
  Rate................     139.5%     156.2%     135.3%         96.9%       143.1%/(e)/



/(a) /Effective March 1, 2005, International Fund II changed its name to
  International Growth Fund.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Expense ratio without commission rebates.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares incurred an unrealized loss of $.03 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005         2004        2003        2002      2001/(F)/

LARGECAP GROWTH FUND
--------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $6.09        $5.86       $5.09       $6.17     $7.63
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.04         0.02        0.02        (0.03)    --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  1.00         0.22        0.75        (1.05)    (1.46)

 Total From Investment
            Operations  1.04         0.24        0.77        (1.08)    (1.46)
Less Dividends and
 Distributions:
 Dividends from Net     (0.04)       (0.01)      --          --        --
 -----stment Income...

   Total Dividends and  (0.04)       (0.01)      --          --        --
 -----   Distributions

Net Asset Value, End    $7.09        $6.09       $5.86       $5.09     $6.17
 of Period............

Total Return..........  17.05%       4.05%       15.22%      (17.50)%  (19.66)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $278,730     $121,840    $60,790     $23,787   $1,524
 Ratio of Expenses to
  Average Net Assets..  0.55%        0.55%       0.55%       0.55%     0.55%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........  --           0.55%/(b)/  0.55%/(b)/  --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..  0.63%        0.34%       0.38%       0.34%     0.34%/(e)/
 Portfolio Turnover
  Rate................  169.0%/(g)/  59.8%       59.2%/(c)/  29.6%     37.5%/(e)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without commission rebates.
/(c) /Portfolio turnover rate excludes approximately $2,976,000 of securities from the acquisition of Technology Fund and $875,000 from portfolio realignment..
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares incurred an unrealized loss of $.12 per share from February 27, 2001 through February 28, 2001.
/(g) /Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005       2004        2003     2002      2001/(D)/
                          ----       ----        ----     ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $8.67      $8.04       $6.76    $8.09      $9.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.13       0.13        0.12     0.11       0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.59       0.60        1.24    (1.35)     (1.36)
                          ----       ----        ----    -----      -----
 Total From Investment
            Operations    0.72       0.73        1.36    (1.24)     (1.28)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.13)     (0.10)      (0.08)   (0.09)        --
 Distributions from
  Realized Gains......   (0.59)        --          --       --         --
  -----                  -----
   Total Dividends and
         Distributions   (0.72)     (0.10)      (0.08)   (0.09)        --
  ----                   -----      -----       -----    -----
Net Asset Value, End
 of Period............   $8.67      $8.67       $8.04    $6.76      $8.09
                         =====      =====       =====    =====      =====
Total Return..........    8.48%      9.10%      20.35%  (15.54)%   (13.84)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,270        $10    $114,300       $7         $8
 Ratio of Expenses to
  Average Net Assets..    0.15%      0.15%       0.15%    0.15%      0.15%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.65%      1.55%       1.54%    1.44%      1.25%/(c)/
 Portfolio Turnover
  Rate................    11.5%/(e)/ 67.3%        1.1%    67.9%     117.4%/(c)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis..
/(d) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares incurred an unrealized loss of $.14 per share from February 27, 2001 through February 28, 2001.
/(e) /Portfolio turnover rate excludes approximately $71,356,000 of securities from the acquisition of Principal LargeCap Stock Index Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005         2004        2003        2002        2001/(E)/

LARGECAP VALUE FUND
-------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.67       $9.82       $8.27       $9.14       $10.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.20         0.16        0.14        0.13        0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  1.00         0.81        1.50        (0.90)      (1.00)

 Total From Investment
            Operations  1.20         0.97        1.64        (0.77)      (0.98)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.13)       (0.12)      (0.09)      (0.10)      --
 Distributions from     (0.38)       --          --          --          --
 -----ized Gains......

   Total Dividends and  (0.51)       (0.12)      (0.09)      (0.10)      --
 ----    Distributions

Net Asset Value, End    $11.36       $10.67      $9.82       $8.27       $9.14
 of Period............

Total Return..........  11.54%       9.97%       19.97%      (8.54)%     (9.68)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $197,923     $97,881     $59,663     $27,086     $1,946
 Ratio of Expenses to
  Average Net Assets..  0.45%        0.44%       0.45%       0.45%       0.45%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........  --           0.45%/(d)/  0.45%/(d)/  0.45%/(d)/  --
 Ratio of Net
  Investment Income to
  Average Net Assets..  1.77%        1.51%       1.59%       1.58%       1.53%/(c)/
 Portfolio Turnover
  Rate................  181.1%/(f)/  228.4%      179.1%      128.9%      116.0%/(c)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period..
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Expense ratio without commission rebates.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares recognized $.01 of net investment income per share and incurred an unrealized loss of $.18 per share from February 27, 2001 through February 28, 2001.
/(f) /Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005         2004        2003       2002        2001/(G)/
                          ----         ----        ----       ----        ----
MIDCAP BLEND FUND
-----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $12.90       $11.28       $9.01      $9.29        $9.95
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.15         0.02        0.01       0.08         0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.64         1.76        2.35      (0.28)       (0.71)
                          ----         ----        ----      -----        -----
 Total From Investment
            Operations    1.79         1.78        2.36      (0.20)       (0.66)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)       (0.11)      (0.04)     (0.08)          --
 Distributions from
  Realized Gains......   (0.87)       (0.05)         --         --           --
 Tax Return of Capital
  Distribution........      --           --       (0.05)        --           --
 ------                                           -----
   Total Dividends and
         Distributions   (0.90)       (0.16)      (0.09)     (0.08)          --
 ----                    -----        -----       -----      -----
Net Asset Value, End
 of Period............  $13.79       $12.90      $11.28      $9.01        $9.29
                        ======       ======      ======      =====        =====
Total Return..........   14.42%       15.89%      26.42%     (2.23)%      (6.82)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $12          $11        $697         $9           $9
 Ratio of Expenses to
  Average Net Assets..    0.65%        0.64%       0.65%      0.65%        0.65%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --         0.65%/(d)/  0.65%/(d)/ 0.65%/(d)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.15%        1.71%       0.69%      0.86%        0.82%/(c)/
 Portfolio Turnover
  Rate................   133.8%/(h)/   60.8%/(e)/  35.3%/(f)/ 62.0%        55.6%/(c)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Expense ratio without commission rebates.
/(e) /Portfolio turnover rate excludes approximately $3,858,000 from portfolio realignment from the acquisition of Partners MidCap Blend Fund.
/(f) /Portfolio turnover rate excludes approximately $6,912,000 of securities from the acquisition of Partners MidCap Blend Fund and $2,567,000 from portfolio realignment.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares incurred an unrealized loss of $.08 per share from February 27, 2001 through February 28, 2001.
/(h) /Portfolio turnover rate excludes approximately $574,898,000 of securities from the acquisition of Principal MidCap Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):


                        2005     2004        2003        2002        2001/(E)/

MIDCAP GROWTH FUND
------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $5.37    $5.21       $4.00       $5.72       $7.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  (0.01)   (0.01)      (0.02)      (0.01)      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.88     0.17        1.23        (1.71)      (2.09)

 Total From Investment  0.87     0.16        1.21        (1.72)      (2.10)
            Operations

Net Asset Value, End    $6.24    $5.37       $5.21       $4.00       $5.72
 of Period............

Total Return..........  16.20%   3.07%       30.25%      (30.07)%    (27.13)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11      $5,937      $5,861      $5          $7
 Ratio of Expenses to
  Average Net Assets..  0.65%    0.65%       0.65%       0.65%       0.65%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........  --       0.65%/(b)/  0.65%/(b)/  0.65%/(b)/  --
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.18)%  (0.13)%     (0.39)%     (0.28)%     (0.27)%/(d)/
 Portfolio Turnover
  Rate................  233.8%   324.2%      290.7%      276.9%      299.0%/(d)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without commission rebates.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares incurred an unrealized loss of $.20 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005     2004     2003    2002     2001/(D)/
                          ----     ----     ----    ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $11.90   $10.95    $8.48   $9.13     $9.98
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.14     0.12     0.09    0.09      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.88     1.05     2.45   (0.58)    (0.91)
                          ----     ----     ----   -----     -----
 Total From Investment
            Operations    2.02     1.17     2.54   (0.49)    (0.85)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.05)   (0.10)   (0.07)  (0.09)       --
 Distributions from
  Realized Gains......   (0.33)   (0.12)      --   (0.07)       --
 -----                   -----    -----            -----
   Total Dividends and
         Distributions   (0.38)   (0.22)   (0.07)  (0.16)       --
 ----                    -----    -----    -----   -----
Net Asset Value, End
 of Period............  $13.54   $11.90   $10.95   $8.48     $9.13
                        ======   ======   ======   =====     =====
Total Return..........   17.25%   10.74%   30.23%  (5.61)%   (8.24)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,305      $12      $11      $8        $9
 Ratio of Expenses to
  Average Net Assets..    0.15%    0.15%    0.15%   0.15%     0.15%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.05%    1.01%    1.03%   0.95%     0.90%/(c)/
 Portfolio Turnover
  Rate................    52.1%    55.9%    41.4%   48.5%     63.4%/(c)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period..
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares incurred an unrealized loss of $.10 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005         2004        2003       2002        2001/(F)/
                          ----         ----        ----       ----        ----
MIDCAP VALUE FUND
-----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $12.92       $11.77       $9.73      $9.96       $10.49
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.19         0.13        0.08       0.11         0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    2.53         1.15        2.07       0.04        (0.60)
                          ----         ----        ----       ----        -----
 Total From Investment
            Operations    2.72         1.28        2.15       0.15        (0.53)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)       (0.13)      (0.11)     (0.11)          --
 Distributions from
  Realized Gains......   (0.82)          --          --      (0.27)          --
 -----                   -----                               -----
   Total Dividends and
         Distributions   (0.85)       (0.13)      (0.11)     (0.38)          --
 ----                    -----        -----       -----      -----
Net Asset Value, End
 of Period............  $14.79       $12.92      $11.77      $9.73        $9.96
                        ======       ======      ======      =====        =====
Total Return..........   22.00%/(b)/  10.98%      22.33%      1.19%       (4.69)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,054         $806         $92         $9           $9
 Ratio of Expenses to
  Average Net Assets..    0.65%        0.59%       0.65%      0.64%        0.65%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --         0.67%/(c)/  0.65%/(c)/ 0.65%/(c)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.31%        1.03%       0.86%      1.08%        0.99%/(e)/
 Portfolio Turnover
  Rate................   167.8%       225.4%      186.5%     172.2%       122.3%/(e)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period..
/(b) /During 2005, the Class experienced a significant withdrawal of monies. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal. In addition, the Class experienced a reimbursement from the Manager relating to a prior period expense adjustment. The total return amounts expressed herein are greater than those that would have been experienced without the reimbursement.
/(c) /Expense ratio without commission rebates.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares incurred an unrealized loss of $.05 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005      2004     2003     2002     2001/(D)/

MONEY MARKET FUND
-----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $1.000    $1.000   $1.000   $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.025     0.009    0.009    0.016    0.027

 Total From Investment
            Operations  0.025     0.009    0.009    0.016    0.027
Less Dividends and
 Distributions:
 Dividends from Net     (0.025)   (0.009)  (0.009)  (0.016)  (0.027)
  Investment Income...

   Total Dividends and  (0.025)   (0.009)  (0.009)  (0.016)  (0.027)
         Distributions

Net Asset Value, End    $1.000    $1.000   $1.000   $1.000   $1.000
 of Period............

Total Return..........  2.56%     0.85%    0.89%    1.64%    2.71%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $140,592  $56,277  $23,684  $1,522   $186
 Ratio of Expenses to
  Average Net Assets..  0.40%     0.40%    0.40%    0.40%    0.40%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  2.67%     0.89%    0.78%    1.53%    3.39%/(c)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Period from March 1, 2001, date operations commenced, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(B)/

PARTNERS GLOBAL EQUITY FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.18

 Total From Investment  0.25
            Operations

Net Asset Value, End    $10.25
 of Period............

Total Return..........  2.50%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,184
 Ratio of Expenses to
  Average Net Assets..  0.95%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  1.10%/(d)/
 Portfolio Turnover
  Rate................  37.1%/(d)/



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from March 1, 2005, date operations commenced, through October 31,
  2005.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005      2004/(B)/

PARTNERS INTERNATIONAL FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.89    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.17      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  1.82      0.83

 Total From Investment
            Operations  1.99      0.89
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.05)    --
 Distributions from     (0.09)    --
  R----zed Gains......

   Total Dividends and  (0.14)    --
   ----  Distributions

Net Asset Value, End    $12.74    $10.89
 of Period............

Total Return..........  18.33%    8.90%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $537,573  $193,488
 Ratio of Expenses to
  Average Net Assets..  1.10%     1.09%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........  --        1.10%/(d)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  1.31%     0.63%/(d)/
 Portfolio Turnover
  Rate................  60.1%     78.8%/(d)/



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from June 1, 2004, date operations commenced, through October 31,
  2004.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005        2004        2003        2002        2001/(E)/

PARTNERS LARGECAP BLEND FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.14      $9.40       $8.17       $9.11       $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.12        0.08        0.10        0.06        0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.78        0.75        1.17        (0.93)      (1.34)

 Total From Investment
            Operations  0.90        0.83        1.27        (0.87)      (1.27)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.10)      (0.09)      (0.04)      (0.07)      (0.02)
 Distributions from     (0.57)      --          --          --          --
  -----zed Gains......

   Total Dividends and  (0.67)      (0.09)      (0.04)      (0.07)      (0.02)
         Distributions

Net Asset Value, End    $10.37      $10.14      $9.40       $8.17       $9.11
 of Period............

Total Return..........  9.03%       8.84%       15.68%      (9.66)%     (11.57)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $557,357    $464,035    $289,273    $138,527    $15,058
 Ratio of Expenses to
  Average Net Assets..  0.75%       0.72%       0.74%       0.73%       0.75%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........  --          0.75%/(d)/  0.75%/(d)/  0.75%/(d)/  --
 Ratio of Net
  Investment Income to
  Average Net Assets..  1.21%       0.85%       1.13%       1.23%       1.15%/(c)/
 Portfolio Turnover
  Rate................  51.8%/(f)/  93.9%       41.7%       71.9%       59.4%/(c)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Expense ratio without commission rebates.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional shares incurred an unrealized gain of $.40 per share from November 29, 2000 through December 5, 2000.
/(f) /Portfolio turnover rate excludes approximately $72,822,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and $136,000 from portfolio realignment.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005         2004        2003        2002      2001/(E)/

PARTNERS LARGECAP BLEND FUND I
------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $7.72        $7.13       $6.03       $7.55     $8.88
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.13         0.08        0.08        0.07      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.63         0.59        1.09        (1.51)    (1.38)

 Total From Investment
            Operations  0.76         0.67        1.17        (1.44)    (1.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.06)       (0.08)      (0.07)      (0.08)    --
 Distributions from     (0.04)       --          --          --        --
 -----ized Gains......

   Total Dividends and  (0.10)       (0.08)      (0.07)      (0.08)    --
 ----    Distributions

Net Asset Value, End    $8.38        $7.72       $7.13       $6.03     $7.55
 of Period............

Total Return..........  9.86%        9.42%       19.52%      (19.29)%  (15.07)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $9           $9          $8          $7        $8
 Ratio of Expenses to
  Average Net Assets..  0.45%        0.45%       0.44%       0.45%     0.45%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........  --           0.45%/(d)/  0.45%/(d)/  --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..  1.58%        1.10%       1.21%       1.05%     0.96%/(c)/
 Portfolio Turnover
  Rate................  148.8%/(f)/  76.5%       82.9%       89.4%     71.7%/(c)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Expense ratio without commission rebates.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares incurred an unrealized loss of $.11 per share from February 27, 2001 through February 28, 2001.
/(f) /Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners Blue Chip Fund, Inc. and $268,000 from portfolio realignment.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005     2004       2003/(C)/
                            ----     ----       ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $11.85   $12.03      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.02       --        0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.66    (0.18)       2.02
                            ----    -----        ----
 Total From Investment
            Operations      0.68    (0.18)       2.03

Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.68)      --          --
 ----                      -----
   Total Dividends and
         Distributions     (0.68)      --          --
 ----                      -----
Net Asset Value, End
 of Period............    $11.85   $11.85      $12.03
                          ======   ======      ======
Total Return..........      5.75%   (1.50)%     20.30%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $330,258   $5,331      $5,414
 Ratio of Expenses to
  Average Net Assets..      1.00%    0.98%       0.97%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --     1.00%/(b)/  1.00%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.13%    0.04%       0.06%/(e)/
 Portfolio Turnover
  Rate................      87.9%   129.3%       64.8%/(e)/



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Expense ratio without commission rebates.
/(c) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005        2004        2003        2002      2001/(E)/

PARTNERS LARGECAP GROWTH FUND I
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $7.28       $7.00       $6.09       $7.50     $10.30
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.04        0.02        0.02        --        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.83        0.28        0.90        (1.41)    (2.80)

 Total From Investment
            Operations  0.87        0.30        0.92        (1.41)    (2.80)
Less Dividends and
 Distributions:
 Dividends from Net     (0.04)      (0.02)      (0.01)      --        --
  -----tment Income...

   Total Dividends and  (0.04)      (0.02)      (0.01)      --        --
  -----  Distributions

Net Asset Value, End    $8.11       $7.28       $7.00       $6.09     $7.50
 of Period............

Total Return..........  11.98%      4.28%       15.14%      (18.80)%  (25.63)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $775,660    $625,707    $513,520    $289,691  $11,239
 Ratio of Expenses to
  Average Net Assets..  0.74%       0.68%       0.75%       0.75%     0.75%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........  --          0.75%/(d)/  0.75%/(d)/  --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..  0.48%       0.23%       0.39%       0.25%     (0.01)%/(c)/
 Portfolio Turnover
  Rate................  66.5%/(f)/  157.8%      130.9%      182.9%    104.8%/(c)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Expense ratio without commission rebates.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional shares incurred an unrealized gain of $.30 per share from November 28, 2000 through December 5, 2000.
/(f) /Portfolio turnover rate excludes approximately $62,466,000 of securities from the acquisition of Principal Partners Equity Growth Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005       2004       2003      2002      2001/(D)/
                            ----       ----       ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $7.76      $7.30      $6.19     $7.44     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.01      (0.01)        --        --      (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.56       0.47       1.11     (1.25)     (3.21)
                            ----       ----       ----     -----      -----
 Total From Investment
            Operations      0.57       0.46       1.11     (1.25)     (3.23)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)        --         --        --         --
 Distributions from
  Realized Gains......     (0.13)        --         --        --         --
 ------                    -----
   Total Dividends and
         Distributions     (0.16)        --         --        --         --
 ------                    -----
Net Asset Value, End
 of Period............     $8.17      $7.76      $7.30     $6.19      $7.44
                           =====      =====      =====     =====      =====
Total Return..........      7.31%      6.30%     17.93%   (16.80)%   (29.18)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $715,195   $170,809    $56,784    $3,266     $3,193
 Ratio of Expenses to
  Average Net Assets..      1.00%      1.00%      1.00%     1.00%      1.00%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.12%     (0.10)%    (0.05)%   (0.07)%    (0.23)%/(c)/
 Portfolio Turnover
  Rate................      95.2%     124.7%     193.9%    176.7%     153.6%/(c)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional shares recognized $.01 of net investment income per share from November 30, 2000 through December 5, 2000 and incurred an unrealized gain of $.66 per share during the initial interim period.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005        2004        2003        2002        2001/(E)/

PARTNERS LARGECAP VALUE FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $12.67      $11.42      $9.39       $10.45      $10.41
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.21        0.18        0.18        0.11        0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.94        1.24        1.95        (1.07)      0.03

 Total From Investment
            Operations  1.15        1.42        2.13        (0.96)      0.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.18)      (0.17)      (0.10)      (0.06)      (0.03)
 Distributions from     (0.10)      --          --          (0.04)      --
  -------d Gains......

   Total Dividends and  (0.28)      (0.17)      (0.10)      (0.10)      (0.03)
         Distributions

Net Asset Value, End    $13.54      $12.67      $11.42      $9.39       $10.45
 of Period............

Total Return..........  9.14%       12.56%      22.86%      (9.32)%     2.21%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,397,435  $1,170,226  $964,633    $441,889    $23,921
 Ratio of Expenses to
  Average Net Assets..  0.78%       0.78%       0.77%       0.80%       0.80%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........  --          0.80%/(d)/  0.80%/(d)/  0.80%/(d)/  --
 Ratio of Net
  Investment Income to
  Average Net Assets..  1.58%       1.50%       1.79%       1.59%       1.33%/(c)/
 Portfolio Turnover
  Rate................  28.1%/(f)/  26.4%       16.2%       7.8%        19.5%/(c)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Expense ratio without commission rebates.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional shares recognized $.01 of net investment income per share and incurred an unrealized gain of $.40 per share from November 27, 2000 through December 5, 2000.
/(f) /Portfolio turnover rate excludes approximately $72,312,000 of securities from the acquisition of Principal Partners LargeCap Value Fund, Inc. and $331,000 from portfolio realignment.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005      2004/(B)/

PARTNERS LARGECAP VALUE FUND I
------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.53    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.14      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  1.17      0.48

 Total From Investment
            Operations  1.31      0.53

Less Dividends and
 Distributions:
 Dividends from Net     (0.04)    --
 ----estment Income...
   Total Dividends and  (0.04)    --
 ----    Distributions

Net Asset Value, End    $11.80    $10.53
 of Period............

Total Return..........  12.49%    5.30%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $287,911  $5,225
 Ratio of Expenses to
  Average Net Assets..  0.80%     0.80%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  1.26%     1.22%/(d)/
 Portfolio Turnover
  Rate................  58.9%     32.7%/(d)/



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from June 1, 2004, date operations commenced, through October 31,
  2004.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(B)/

PARTNERS LARGECAP VALUE FUND II
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.02

 Total From Investment  0.14
            Operations
Net Asset Value, End    $10.14
 of Period............

Total Return..........  1.40%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $196,340
 Ratio of Expenses to
  Average Net Assets..  0.85%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  1.46%/(d)/
 Portfolio Turnover
  Rate................  19.8%/(d)/



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from December 29, 2004, date operations commenced, through October
  31, 2005.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005         2004        2003        2002      2001/(E)/

PARTNERS MIDCAP GROWTH FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $7.45        $7.20       $5.10       $6.31     $8.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  (0.06)       (0.04)      (0.04)      (0.05)    0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  1.41         0.29        2.14        (1.16)    (2.00)

 Total From Investment  1.35         0.25        2.10        (1.21)    (1.96)
            Operations

Net Asset Value, End    $8.80        $7.45       $7.20       $5.10     $6.31
 of Period............

Total Return..........  18.12%       3.47%       41.18%      (19.18)%  (24.07)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $275,439     $9          $8          $6        $7
 Ratio of Expenses to
  Average Net Assets..  1.00%        0.89%       0.99%       1.00%     1.00%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........  --           1.00%/(d)/  1.00%/(d)/  --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.65)%      (0.60)%     (0.76)%     (0.78)%   (0.77)%/(c)/
 Portfolio Turnover
  Rate................  185.7%/(f)/  163.7%      163.3%      225.6%    347.3%/(c)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Expense ratio without commission rebates.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares incurred an unrealized loss of $.24 per share from February 27, 2001 through February 28, 2001.
/(f) /Portfolio turnover rate excludes approximately $34,689,000 of securities from the acquisition of Principal Partners MidCap Growth Fund, Inc. and $23,000 from portfolio realignment.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005       2004/(D)/
                            ----       ----
PARTNERS MIDCAP GROWTH FUND I
-----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $10.18      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.03)      (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.75        0.22
                            ----        ----
 Total From Investment
            Operations      1.72        0.18
                            ----        ----
Net Asset Value, End
 of Period............    $11.90      $10.18
                          ======      ======
Total Return..........     16.90%       1.80%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $250,351    $128,884
 Ratio of Expenses to
  Average Net Assets..      1.00%       0.98%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        1.00%/(c)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.30)%     (0.49)%/(c)/
 Portfolio Turnover
  Rate................      84.5%       91.1%/(c)/



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Period from June 1, 2004, date operations commenced, through October 31,
  2004.
/(e) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005/(B)/

PARTNERS MIDCAP GROWTH FUND II
------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.83

 Total From Investment  0.80
            Operations

Net Asset Value, End    $10.80
 of Period............

Total Return..........  8.00%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $445,559
 Ratio of Expenses to
  Average Net Assets..  1.00%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.29)%/(d)/
 Portfolio Turnover
  Rate................  126.4%/(d)/



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from December 29, 2004, date operations commenced, through October
  31, 2005.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005      2004        2003        2002     2001/(E)/

PARTNERS MIDCAP VALUE FUND
--------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $13.92    $12.04      $9.34       $9.43    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.03      0.02        0.01        (0.02)   0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  2.15      2.03        2.69        (0.04)   (0.73)

 Total From Investment
            Operations  2.18      2.05        2.70        (0.06)   (0.70)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  --        (0.01)      --          (0.01)   (0.01)
 Distributions from                           --          --       --
  Realized Gains......  (0.98)    (0.16)

 Tax Return of Capital  --        --          --          (0.02)   --
 ------ibution........
   Total Dividends and  (0.98)    (0.17)      --          (0.03)   (0.01)
  ----   Distributions

Net Asset Value, End    $15.12    $13.92      $12.04      $9.34    $9.43
 of Period............

Total Return..........  16.18%    17.15%      28.91%      (0.67)%  (6.28)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $390,104  $215,174    $78,679     $21,210  $2,956
 Ratio of Expenses to
  Average Net Assets..  1.00%     0.97%       0.98%       1.00%    1.00%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........  --        1.00%/(d)/  1.00%/(d)/  --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..  0.23%     0.19%       0.07%       --       0.44%/(c)/
 Portfolio Turnover
  Rate................  87.9%     49.9%       49.7%       80.0%    224.9%/(c)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Expense ratio without commission rebates.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional shares recognized $.01 of net investment income per share from November 28, 2000 through December 5, 2000 and incurred an unrealized gain of $.13 per share during the initial interim period.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005      2004/(D)/

PARTNERS MIDCAP VALUE FUND I
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $11.46    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.06      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  2.00      1.41

 Total From Investment
            Operations  2.06      1.46

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.05)    --
 Distributions from     (0.13)    --
  R----zed Gains......

   Total Dividends and  (0.18)    --
   ----  Distributions

Net Asset Value, End    $13.34    $11.46
 of Period............

Total Return..........  18.16%    14.60%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $515,611  $302,583
 Ratio of Expenses to
  Average Net Assets..  1.00%     1.00%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  0.49%     0.57%/(c)/
 Portfolio Turnover
  Rate................  59.4%     66.0%/(c)/



/(a) /Calculated based on average shares outstanding during the period..
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Period from December 29, 2003, date operations commenced, through October
  31, 2004.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005      2004        2003/(C)/

PARTNERS SMALLCAP BLEND FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $14.95    $13.62      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  --        0.07        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  1.87      2.07        3.62

 Total From Investment
            Operations  1.87      2.14        3.62
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.03)    --          --
 Distributions from     (0.25)    (0.81)      --
 ----lized Gains......

   Total Dividends and  (0.28)    (0.81)      --
 ----    Distributions

Net Asset Value, End    $16.54    $14.95      $13.62
 of Period............

Total Return..........  12.59%    16.50%      36.20%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $235,767  $159,678    $4,868
 Ratio of Expenses to
  Average Net Assets..  1.00%     0.94%       0.97%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........  --        1.00%/(b)/  1.00%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  0.01%     0.53%       (0.04)%/(e)/
 Portfolio Turnover
  Rate................  110.2%    117.5%      111.5%/(e)/



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Expense ratio without commission rebates.
/(c) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005       2004         2003         2002      2001/(E)/
                            ----       ----         ----         ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $7.78      $7.10        $5.12        $7.35      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.07)     (0.07)       (0.05)       (0.04)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.88       0.75         2.03        (2.19)     (2.43)
                            ----       ----         ----        -----      -----
 Total From Investment
            Operations      0.81       0.68         1.98        (2.23)     (2.47)
                            ----       ----         ----        -----      -----
Net Asset Value, End
 of Period............     $8.59      $7.78        $7.10        $5.12      $7.35
                           =====      =====        =====        =====      =====
Total Return..........     10.41%      9.58%       38.67%      (30.34)%   (23.36)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $122,265    $71,754      $60,637      $91,760     $5,591
 Ratio of Expenses to
  Average Net Assets..      1.10%      1.10%        1.09%        1.10%      1.10%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       1.10%/(b)/   1.10%/(b)/     --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.85)%    (0.92)%      (0.89)%      (0.90)%    (0.78)%/(d)/
 Portfolio Turnover
  Rate................      91.5%      94.6%       333.6%       110.9%     161.1%/(d)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without commission rebates.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001.   Institutional shares incurred an unrealized loss of $.18 per share from November 28, 2000 through December 5, 2000.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005        2004        2003        2002        2001/(E)/

PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $8.08       $7.88       $5.72       $6.27       $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  (0.06)      (0.05)      (0.04)      (0.12)      (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  1.08        0.29        2.20        (0.43)      (4.54)

 Total From Investment
            Operations  1.02        0.24        2.16        (0.55)      (4.58)
Less Dividends and
 Distributions:
 Distributions from     (0.22)      (0.04)      --          --          --
 ------zed Gains......

   Total Dividends and  (0.22)      (0.04)      --          --          --
 ------  Distributions

Net Asset Value, End    $8.88       $8.08       $7.88       $5.72       $6.27
 of Period............

Total Return..........  12.73%      3.11%       37.76%      (8.77)%     (41.04)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $387,864    $264,397    $162,128    $7,077      $1,166
 Ratio of Expenses to
  Average Net Assets..  1.00%       0.96%       0.95%       0.99%       1.00%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........  --          1.00%/(d)/  1.00%/(d)/  1.00%/(d)/  --
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.72)%     (0.66)%     (0.57)%     (0.70)%     (0.48)%/(c)/
 Portfolio Turnover
  Rate................  53.4%/(f)/  69.4%       115.9%      120.1%      159.8%/(c)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Expense ratio without commission rebates.
/(e) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional shares recognized $.01 of net investment income per share and incurred an unrealized gain of $.84 per share from November 29, 2000 through December 5, 2000.
/(f) /Portfolio turnover rate excludes approximately $21,459,000 of securities from the acquisition of Principal Partners SmallCap Growth Fund, Inc. and $84,000 from portfolio realignment.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005      2004/(B)/

PARTNERS SMALLCAP GROWTH FUND III
---------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $9.62     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  (0.09)    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  1.46      (0.35)

 Total From Investment  1.37      (0.38)
            Operations

Net Asset Value, End    $10.99    $9.62
 of Period............

Total Return..........  14.24%    (3.80)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $130,356  $4,770
 Ratio of Expenses to
  Average Net Assets..  1.10%     0.98%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........  --        1.10%/(d)(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.82)%   (0.68)%/(d)/
 Portfolio Turnover
  Rate................  84.0%     51.3%/(d)/



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from June 1, 2004, date operations commenced, through October 31,
  2004.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003        2002     2001/(C)/
                            ----       ----          ----        ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $15.03     $13.21         $9.60      $10.00    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.02       0.01            --       (0.04)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.17       1.81          3.70       (0.21)       --
 ----                       ----       ----          ----       -----
 Total From Investment
            Operations      2.19       1.82          3.70       (0.25)       --
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --         --         (0.09)      (0.15)       --
 ------                                             -----       -----
   Total Dividends and
         Distributions        --         --         (0.09)      (0.15)       --
 ------                                             -----       -----
Net Asset Value, End
 of Period............    $17.22     $15.03        $13.21       $9.60    $10.00
                          ======     ======        ======       =====    ======
Total Return..........     14.60%     13.79%        38.87%      (2.72)%    0.00%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $287,753   $231,413      $174,262    $133,400    $5,682
 Ratio of Expenses to
  Average Net Assets..      1.00%      0.97%         1.00%       1.00%     1.00%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       1.00%/(b)/      --          --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.09%      0.07%        (0.04)%     (0.20)%   (0.07)%/(d)/
 Portfolio Turnover
  Rate................      51.3%      26.3%         44.1%       27.9%     58.0%/(d)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period..
/(b) /Expense ratio without commission rebates.
/(c) /Period from March 1, 2001, date operations commenced, through October 31,
  2001.
/(d) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005      2004        2003/(C)/

PARTNERS SMALLCAP VALUE FUND I
------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $15.95    $13.99      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.09      0.05        0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  2.26      2.57        3.91

 Total From Investment
            Operations  2.35      2.62        3.99
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.03)    (0.06)      --
 Distributions from     (0.90)    (0.60)      --
  ----ized Gains......

   Total Dividends and  (0.93)    (0.66)      --
  ----   Distributions

Net Asset Value, End    $17.37    $15.95      $13.99
 of Period............

Total Return..........  15.04%    19.39%      39.90%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $202,697  $104,765    $51,198
 Ratio of Expenses to
  Average Net Assets..  1.00%     1.00%       1.00%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........  --        1.00%/(b)/  1.00%/(e)(b)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  0.52%     0.32%       0.73%/(e)/
 Portfolio Turnover
  Rate................  43.1%     46.7%       67.2%/(e)/



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Expense ratio without commission rebates.
/(c) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005      2004/(A)/

PARTNERS SMALLCAP VALUE FUND II
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.35    $10.00
Income from Investment
 Operations:
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  1.81      0.35

 Total From Investment
            Operations  1.81      0.35
Less Dividends and
 Distributions:
 Distributions from     (0.04)    --
  ----ized Gains......

   Total Dividends and  (0.04)    --
  ----   Distributions

Net Asset Value, End    $12.12    $10.35
 of Period............

Total Return..........  17.55%    3.50%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $293,375  $20,666
 Ratio of Expenses to
  Average Net Assets..  1.00%     1.00%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.03)%   0.00%/(c)/
 Portfolio Turnover
  Rate................  50.8%     4.8%/(c)/



/(a) /Period from June 1, 2004, date operations commenced, through October 31,
  2004.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005       2004       2003     2002/(D)/
                            ----       ----       ----     ----
PREFERRED SECURITIES FUND
-------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $11.34     $11.21     $10.30    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.62       0.65       0.61      0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.39)     (0.07)      0.40      0.06
                           -----      -----       ----      ----
 Total From Investment
            Operations      0.23       0.58       1.01      0.30
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.99)     (0.45)     (0.10)       --
  ----                     -----      -----      -----
   Total Dividends and
         Distributions     (0.99)     (0.45)     (0.10)       --
  ----                     -----      -----      -----
Net Asset Value, End
 of Period............    $10.58     $11.34     $11.21    $10.30
                          ======     ======     ======    ======
Total Return..........      2.07%      5.32%      9.84%     3.00%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $330,862   $202,386   $121,828   $12,849
 Ratio of Expenses to
  Average Net Assets..      0.75%      0.75%      0.75%     0.75%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.68%      5.83%      5.68%     7.04%/(c)/
 Portfolio Turnover
  Rate................      17.8%      14.0%      31.1%     11.3%/(c)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Period from May 1, 2002, date operations commenced, through October 31,
  2002.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005       2004       2003      2002     2001/(E)/
                            ----       ----       ----      ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $11.61     $10.63      $9.40     $9.87    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.36       0.20       0.14      0.20      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.53       0.95       1.25     (0.51)    (0.21)
                            ----       ----       ----     -----     -----
 Total From Investment
            Operations      0.89       1.15       1.39     (0.31)    (0.13)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.25)     (0.17)     (0.16)    (0.16)       --
 Distributions from
  Realized Gains......     (0.10)        --         --        --        --
 ------                    -----
   Total Dividends and
         Distributions     (0.35)     (0.17)     (0.16)    (0.16)       --
 ----                      -----      -----      -----     -----
Net Asset Value, End
 of Period............    $12.15     $11.61     $10.63     $9.40     $9.87
                          ======     ======     ======     =====     =====
Total Return..........      7.78%     10.97%     15.00%    (3.25)%   (1.30)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $408,886   $226,885   $112,143   $35,188    $4,339
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.12%      0.12%      0.12%     0.12%     0.12%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.05%      1.80%      1.41%     2.84%     3.44%/(d)/
 Portfolio Turnover
  Rate................      10.2%      34.3%      47.8%     17.6%      2.2%/(d)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005      2004      2003      2002     2001/(E)/

PRINCIPAL LIFETIME 2020 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $11.49    $10.55    $9.14     $9.72    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.31      0.18      0.12      0.19     0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.85      0.95      1.42      (0.63)   (0.32)

 Total From Investment
            Operations  1.16      1.13      1.54      (0.44)   (0.28)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.24)    (0.19)    (0.13)    (0.14)   --
 Distributions from     (0.09)    --        --        --       --
 ------zed Gains......

   Total Dividends and  (0.33)    (0.19)    (0.13)    (0.14)   --
 ----    Distributions

Net Asset Value, End    $12.32    $11.49    $10.55    $9.14    $9.72
 of Period............

Total Return..........  10.20%    10.85%    17.14%    (4.67)%  (2.80)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $668,863  $322,168  $145,767  $42,265  $2,820
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............  0.12%     0.12%     0.12%     0.12%    0.12%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  2.59%     1.63%     1.25%     2.34%    2.81%/(d)/
 Portfolio Turnover
  Rate................  5.5%      27.0%     41.1%     12.3%    4.0%/(d)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005      2004      2003        2002     2001/(F)/

PRINCIPAL LIFETIME 2030 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $11.17    $10.21    $8.77       $9.53    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.26      0.15      0.09        0.17     0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.98      0.96      1.48        (0.79)   (0.50)

 Total From Investment
            Operations  1.24      1.11      1.57        (0.62)   (0.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.21)    (0.15)    (0.13)      (0.14)   --
 Distributions from     (0.08)    --        --          --       --
 ------zed Gains......

   Total Dividends and  (0.29)    (0.15)    (0.13)      (0.14)   --
 ----    Distributions

Net Asset Value, End    $12.12    $11.17    $10.21      $8.77    $9.53
 of Period............

Total Return..........  11.29%    10.98%    18.16%      (6.63)%  (4.70)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $525,906  $282,813  $147,968    $31,841  $3,816
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............  0.12%     0.12%     0.12%       0.12%    0.12%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  2.19%     1.42%     0.97%       1.91%    2.29%/(d)/
 Portfolio Turnover
  Rate................  4.8%      30.7%     52.4%/(e)/  19.9%    60.2%/(d)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Portfolio turnover rate excludes approximately $22,287,000 of securities from the acquisition of Balanced Fund and $22,287,000 from portfolio realignment.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005      2004      2003     2002     2001/(E)/

PRINCIPAL LIFETIME 2040 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $11.17    $10.22    $8.68    $9.58    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.21      0.12      0.07     0.16     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  1.13      0.98      1.56     (0.92)   (0.44)

 Total From Investment
            Operations  1.34      1.10      1.63     (0.76)   (0.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.19)    (0.15)    (0.09)   (0.13)   --
 Distributions from     (0.08)    --        --       (0.01)   --
 ------zed Gains......

   Total Dividends and  (0.27)    (0.15)    (0.09)   (0.14)   --
 ----    Distributions

Net Asset Value, End    $12.24    $11.17    $10.22   $8.68    $9.58
 of Period............

Total Return..........  12.11%    10.84%    19.06%   (8.12)%  (4.20)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $243,275  $108,127  $47,706  $15,314  $2,969
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............  0.12%     0.12%     0.12%    0.12%    0.12%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  1.73%     1.07%     0.78%    1.53%    1.77%/(d)/
 Portfolio Turnover
  Rate................  7.1%      40.0%     46.0%    19.6%    316.2%/(d)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005      2004      2003     2002     2001/(E)/
                            ----      ----      ----     ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $10.66     $9.73     $8.14    $9.22    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.16      0.09      0.04     0.15      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.22      0.95      1.62    (1.09)    (0.80)
                            ----      ----      ----    -----     -----
 Total From Investment
            Operations      1.38      1.04      1.66    (0.94)    (0.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.17)    (0.11)    (0.07)   (0.14)       --
 Distributions from
  Realized Gains......     (0.07)       --        --       --        --
 -----                     -----
   Total Dividends and
         Distributions     (0.24)    (0.11)    (0.07)   (0.14)       --
 ----                      -----     -----     -----    -----
Net Asset Value, End
 of Period............    $11.80    $10.66     $9.73    $8.14     $9.22
                          ======    ======     =====    =====     =====
Total Return..........     13.07%    10.77%    20.54%  (10.45)%   (7.80)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $130,966   $58,284   $30,633   $6,045    $2,265
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.12%     0.12%     0.12%    0.12%     0.12%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.39%     0.90%     0.43%    1.19%     1.09%/(d)/
 Portfolio Turnover
  Rate................       7.5%     44.9%     45.7%    25.4%     59.0%/(d)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005       2004      2003      2002     2001/(E)/
                            ----       ----      ----      ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $11.73     $10.77     $9.72    $10.03    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.41       0.22      0.16      0.19      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.26       0.94      1.04     (0.32)    (0.05)
                            ----       ----      ----     -----     -----
 Total From Investment
            Operations      0.67       1.16      1.20     (0.13)     0.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)     (0.20)    (0.14)    (0.18)       --
 Distributions from
  Realized Gains......     (0.13)        --     (0.01)       --        --
 ------                    -----                -----
   Total Dividends and
         Distributions     (0.37)     (0.20)    (0.15)    (0.18)       --
 ----                      -----      -----     -----     -----
Net Asset Value, End
 of Period............    $12.03     $11.73    $10.77     $9.72    $10.03
                          ======     ======    ======     =====    ======
Total Return..........      5.79%     10.92%    12.41%    (1.36)%    0.30%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $182,132   $109,104   $51,310   $16,909    $1,623
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.12%      0.12%     0.12%     0.12%     0.12%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.44%      1.95%     1.50%     2.97%     3.44%/(d)/
 Portfolio Turnover
  Rate................      43.8%      34.1%     43.9%     46.2%    103.3%/(d)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005        2004        2003     2002     2001/(E)/

REAL ESTATE SECURITIES FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $18.44      $14.56      $11.17   $10.50   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.42        0.41        0.54     0.45     0.35
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  3.18        4.01        3.20     0.63     0.15

 Total From Investment
            Operations  3.60        4.42        3.74     1.08     0.50
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.58)      (0.40)      (0.35)   (0.41)   --
 Distributions from     (1.05)      (0.14)      --       --       --
 -----ized Gains......

   Total Dividends and  (1.63)      (0.54)      (0.35)   (0.41)   --
 ----    Distributions

Net Asset Value, End    $20.41      $18.44      $14.56   $11.17   $10.50
 of Period............

Total Return..........  20.41%      31.21%      34.31%   10.38%   4.17%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $405,696    $253,838    $97,960  $11      $11
 Ratio of Expenses to
  Average Net Assets..  0.85%       0.85%       0.85%    0.85%    0.85%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........  --          0.85%/(d)/  --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..  2.19%       2.53%       4.08%    3.91%    4.91%/(c)/
 Portfolio Turnover
  Rate................  26.7%/(f)/  67.9%       35.4%    46.3%    77.5%/(c)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Expense ratio without commission rebates.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares incurred an unrealized gain of $.06 per share from February 27, 2001 through February 28, 2001.
/(f) /Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):


                             2005          2004     2003     2002    2001/(F)/
                             ----          ----     ----     ----    ----
SHORT-TERM BOND FUND
--------------------
INSTITUTIONAL SHARES
--------------------
 /(//A//)// /
 --------- -
Net Asset Value,
 Beginning of Period..     $10.23        $10.38   $10.39   $10.54   $10.25
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............       0.35          0.30     0.39     0.47     0.38
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      (0.23)        (0.09)   (0.02)   (0.04)    0.30
                            -----         -----    -----    -----     ----
 Total From Investment
            Operations       0.12          0.21     0.37     0.43     0.68
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...      (0.38)        (0.32)   (0.38)   (0.47)   (0.39)
 Distributions from
  Realized Gains......         --         (0.04)      --    (0.11)      --
 ------                                   -----             -----
   Total Dividends and
         Distributions      (0.38)        (0.36)   (0.38)   (0.58)   (0.39)
                            -----         -----    -----    -----    -----
Net Asset Value, End
 of Period............      $9.97        $10.23   $10.38   $10.39   $10.54
                            =====        ======   ======   ======   ======
Total Return..........       1.16%         2.06%    3.62%    4.29%    6.67%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $12,276           $10      $10   $9,450   $1,214
 Ratio of Expenses to
  Average Net Assets..       0.53%         0.40%    0.40%    0.40%    0.40%/(e)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............       0.40%           --       --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..       3.57%         2.92%    3.73%    4.54%    5.59%/(e)/
 Portfolio Turnover
  Rate................      110.8%/(//g//  61.5%    72.3%   105.8%    68.4%/(e)/



/(a) /Effective September 30, 2005, High Quality Short-Term Bond Fund changed its name to Short-Term Bond Fund.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares recognized $.01 of net investment income per share and incurred an unrealized gain of $.01 per share from February 27, 2001 through February 28, 2001.
/(g) /Portfolio turnover rate excludes approximately $117,013,000 of securities from the acquisition of Principal Limited Term Bond Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005         2004        2003        2002        2001/(E)/

SMALLCAP BLEND FUND
-------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $14.38       $13.21      $9.60       $10.44      $10.46
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.05         0.07        0.05        0.03        0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  2.39         1.13        3.56        (0.78)      (0.07)

 Total From Investment
            Operations  2.44         1.20        3.61        (0.75)      (0.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  --           --          --          (0.06)      --
 Distributions from
  Realized Gains......  (0.85)       (0.03)      --          (0.02)      --
 Excess Distributions   --           --          --          (0.01)      --
 ------Capital Gains..

   Total Dividends and  (0.85)       (0.03)      --          (0.09)      --
 -----   Distributions

Net Asset Value, End    $15.97       $14.38      $13.21      $9.60       $10.44
 of Period............

Total Return..........  17.42%       9.09%       37.60%      (7.34)%     (0.10)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $31,109      $15,702     $9,318      $4,681      $10
 Ratio of Expenses to
  Average Net Assets..  0.75%        0.75%       0.75%       0.74%       0.75%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........  --           0.75%/(d)/  0.75%/(d)/  0.75%/(d)/  --
 Ratio of Net
  Investment Income to
  Average Net Assets..  0.34%        0.47%       0.48%       0.66%       0.71%/(c)/
 Portfolio Turnover
  Rate................  137.4%/(f)/  98.5%       113.2%      108.8%      123.5%/(c)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Expense ratio without commission rebates.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares incurred an unrealized loss of $.07 per share from February 27, 2001 through February 28, 2001.
/(f) /Portfolio turnover rate excludes approximately $118,621,000 of securities from the acquisition of Principal SmallCap Fund, Inc. and $60,235,000 from portfolio realignment.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005    2004        2003      2002        2001/(E)/
                          ----    ----        ----      ----        ----
SMALLCAP GROWTH FUND
--------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $7.79   $7.48       $4.91     $7.35        $9.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.01   (0.01)         --        --        (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.82    0.32        2.57     (2.08)       (1.70)
                          ----    ----        ----     -----        -----
 Total From Investment
            Operations    0.83    0.31        2.57     (2.08)       (1.71)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.40)     --          --     (0.36)          --
 ----                    -----                         -----
   Total Dividends and
         Distributions   (0.40)     --          --     (0.36)          --
 ----                    -----                         -----
Net Asset Value, End
 of Period............   $8.22   $7.79       $7.48     $4.91        $7.35
                         =====   =====       =====     =====        =====
Total Return..........   10.69%   4.14%      52.34%   (30.33)%     (17.97)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,502      $8          $8    $4,344         $560
 Ratio of Expenses to
  Average Net Assets..    0.75%   0.73%       0.75%     0.75%        0.75%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --    0.75%/(b)/    --      0.75%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.13%  (0.12)%     (0.08)%   (0.31)%      (0.45)%/(d)/
 Portfolio Turnover
  Rate................   181.7%  194.9%      270.1%    255.3%       178.3%/(d)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without commission rebates.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares incurred an unrealized loss of $.17 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005      2004      2003     2002     2001/(D)/
                           ----      ----      ----     ----     ----
SMALLCAP S&P 600 INDEX FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $14.73    $12.70     $9.59   $10.19    $10.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.14      0.13      0.08     0.07      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.05      1.95      3.07    (0.47)    (0.60)
                           ----      ----      ----    -----     -----
 Total From Investment
            Operations     2.19      2.08      3.15    (0.40)    (0.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)    (0.05)    (0.04)   (0.06)       --
 Distributions from
  Realized Gains......    (0.36)       --        --    (0.14)       --
 -----                    -----                        -----
   Total Dividends and
         Distributions    (0.42)    (0.05)    (0.04)   (0.20)       --
 ----                     -----     -----     -----    -----
Net Asset Value, End
 of Period............   $16.50    $14.73    $12.70    $9.59    $10.19
                         ======    ======    ======    =====    ======
Total Return..........    15.00%    16.41%    33.04%   (4.19)%   (5.12)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $99,202   $48,472   $18,585       $9        $9
 Ratio of Expenses to
  Average Net Assets..     0.15%     0.15%     0.15%    0.15%     0.15%/(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.86%     0.94%     0.74%    0.66%     0.65%/(c)/
 Portfolio Turnover
  Rate................     43.2%     54.5%     44.6%    61.0%     62.0%/(c)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares incurred an unrealized loss of $.15 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005     2004        2003        2002        2001/(E)/

SMALLCAP VALUE FUND
-------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $16.20   $14.68      $10.48      $10.54      $10.64
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.11     0.04        0.07        0.12        0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  2.63     1.95        4.20        0.39        (0.11)

 Total From Investment
            Operations  2.74     1.99        4.27        0.51        (0.10)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  --       --          (0.07)      (0.10)      --
 Distributions from     (1.40)   (0.47)      --          (0.47)      --
 -----ized Gains......

   Total Dividends and  (1.40)   (0.47)      (0.07)      (0.57)      --
 ----    Distributions

Net Asset Value, End    $17.54   $16.20      $14.68      $10.48      $10.54
 of Period............

Total Return..........  17.61%   13.86%      40.94%      4.60%       (0.47)%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $46,908  $20,973     $10,493     $9,641      $1,144
 Ratio of Expenses to
  Average Net Assets..  0.75%    0.75%       0.75%       0.74%       0.75%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........  --       0.75%/(d)/  0.75%/(d)/  0.75%/(d)/  --
 Ratio of Net
  Investment Income to
  Average Net Assets..  0.64%    0.28%       0.62%       0.88%       0.79%/(c)/
 Portfolio Turnover
  Rate................  133.7%   163.5%      221.7%      134.3%      89.1%/(c)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period..
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Expense ratio without commission rebates.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares incurred an unrealized loss of $.04 per share from February 27, 2001 through February 28, 2001.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

                          2005        2004        2003     2002    2001/(E)/
                          ----        ----        ----     ----    ----
ULTRA SHORT BOND FUND
---------------------
INSTITUTIONAL
-------------
 SHARES/(A)/
 -----------
Net Asset Value,
 Beginning of Period..  $10.00      $10.00      $10.00   $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............    0.25        0.26        0.32     0.42     0.17
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.09       (0.11)         --       --       --
 Net Increase from
  Payments by
  Affiliates..........      --        0.11          --       --       --
 -----                                ----
 Total From Investment
            Operations    0.34        0.26        0.32     0.42     0.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.29)      (0.26)      (0.32)   (0.42)   (0.17)
                         -----       -----       -----    -----    -----
   Total Dividends and
         Distributions   (0.29)      (0.26)      (0.32)   (0.42)   (0.17)
                         -----       -----       -----    -----    -----
Net Asset Value, End
 of Period............  $10.05      $10.00      $10.00   $10.00   $10.00
                        ======      ======      ======   ======   ======
Total Return..........    3.40%/(c)/  2.66%/(d)/  3.30%    4.27%    1.70%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $13      $1,968      $1,917   $1,856   $1,780
 Ratio of Expenses to
  Average Net Assets..    0.40%       0.55%       0.60%    0.60%    0.60%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.52%       2.62%       3.24%    4.18%    4.50%/(g)/
 Portfolio Turnover
  Rate................    54.9%      105.5%       20.7%    13.6%    31.1%/(g)/



/(a) /On May 27, 2005, the board of Directors of Principal Investors Fund, Inc.
  authorized a reverse stock split to raise the value of each share from $1.00 to $10.00 per share in connection with the Capital Preservation Fund's change from a money market fund to an ultra short bond fund strategy. The financial highlights have been restated to reflect the reverse stock split.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /During 2005, the Class experienced a significant withdrawal of monies. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
/(d) /In 2004, 1.02% of the total return consists of an increase from a payment by Principal Life Insurance Company. Excluding this payment, the total return for Institutional shares would have been 1.64%.
/(e) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.

 APPENDIX A


RELATED PERFORMANCE OF THE SUB-ADVISORS


The following tables set forth historical information about client accounts managed by a Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of each Sub-Advisor in managing similar accounts and does not represent the performance of any Fund.


On the following pages "composite performance" is shown for each Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the corresponding Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts. If the composite results had been adjusted to reflect fees and expenses of the Fund, performance numbers shown would differ. Although the Fund and client accounts comprising the composite indices (Related Accounts) have substantially similar investment objectives and policies in all material respects, you should not assume that the Fund will have the same performance as the Related Accounts. For example, a Fund's future performance may be better or worse than the performance of its Related Accounts due to, among other things, differences in sales charge, expenses, asset sizes and cash flows between the Fund and its Related Accounts.


Portions of the information below are based on data supplied by the Sub-Advisors and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The following pages contain information on the historical performance of each of the Fund's. The date that these shares were first offered for sale is shown. The performance data should not be considered as an indication of future performance of any Fund or any Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


Current performance may be lower or higher than the performance data shown. For more performance information, including most recent month-end performance, visit our website at www.principal.com and click on rates and values.


224                                              Principal Investors Fund
                                                          1-800-547-7754

PERFORMANCE RESULTS - STABLE FUNDS


                                                                                    AVERAGE ANNUAL TOTAL RETURN
                                                                                    (THROUGH DECEMBER 31, 2005)


                                                                      YTD          1 YR      3 YR     5 YR     10 YR
                                                                    ----------------------------------------------------
MONEY MARKET FUND INSTITUTIONAL (03/01/01)                           2.93        2.93        1.58      N/A       N/A
Principal Global Investors Money Market Composite                                                     2.30      3.74
 Lehman Brothers U.S. Treasury Bellwethers 3 Month Index             3.08        3.08        1.83     2.34      3.89

SHORT-TERM BOND FUND INSTITUTIONAL (03/01/01)
PREVIOUSLY HIGH QUALITY SHORT-TERM BOND FUND                         2.18        2.18        2.09      N/A       N/A
Principal Global Investors Limited Term Fixed Income Composite                                        4.37       N/A
 Lehman Brothers Mutual Fund 1-5 Gov't/Credit Index                  1.44        1.44        2.21     4.71      5.38
 Morningstar Short-Term Bond Category Average                        1.43        1.43        1.96     3.82      4.63

ULTRA SHORT BOND INSTITUTIONAL (06/15/01)                            3.77///(1)/ 3.77///(1)/
PREVIOUSLY CAPITAL PRESERVATION FUND                                                         3.13      N/A       N/A
 6-Month LIBOR Index                                                 3.33        3.33        2.03     2.62      4.27
 Morningstar Ultrashort Bond Category Average                        2.49        2.49        1.75     2.70      4.28
                                                                    ----------------------------------------------------

///(1)/During 2005, the class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
                                                                                                          ANNUAL TOTAL RETURN
                                                                                                        (YEAR ENDED DECEMBER 31)

                                                                     LIFE OF
                                                                       FUND                2005      2004     2003     2002
                                                                    ------------        ---------------------------------------
MONEY MARKET FUND INSTITUTIONAL (03/01/01)                           1.92                2.93        1.01     0.80     1.49
Principal Global Investors Money Market Composite
 Lehman Brothers U.S. Treasury Bellwethers 3 Month Index             2.20                3.08        1.30     1.15     1.78

SHORT-TERM BOND FUND INSTITUTIONAL (03/01/01)                        3.84                2.18        1.22     2.87     7.67
PREVIOUSLY HIGH QUALITY SHORT-TERM BOND FUND
Principal Global Investors Limited Term Fixed Income Composite
 Lehman Brothers Mutual Fund 1-5 Gov't/Credit Index                  4.38                1.44        1.85     3.35     8.12
 Morningstar Short-Term Bond Category Average                        3.45                1.43        1.60     2.39     5.24

ULTRA SHORT BOND INSTITUTIONAL (06/15/01)                            3.52///(1)/         3.77///(1)/ 2.50     3.11     4.15
PREVIOUSLY CAPITAL PRESERVATION FUND
 6-Month LIBOR Index                                                 2.25                3.33        1.47     1.32     2.06
 Morningstar Ultrashort Bond Category Average                        2.35                2.49        1.24     1.56     2.73
                                                                    ------------        ---------------------------------------

///(1)/During 2005, the class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.




                                                                     2001     2000     1999     1998     1997      1996
                                                                    ------------------------------------------------------
MONEY MARKET FUND INSTITUTIONAL (03/01/01)
Principal Global Investors Money Market Composite
 Lehman Brothers U.S. Treasury Bellwethers 3 Month Index             4.45     6.20     4.91     5.33     5.53      5.38

SHORT-TERM BOND FUND INSTITUTIONAL (03/01/01)
PREVIOUSLY HIGH QUALITY SHORT-TERM BOND FUND
Principal Global Investors Limited Term Fixed Income Composite
 Lehman Brothers Mutual Fund 1-5 Gov't/Credit Index                  9.03     8.91     2.09     7.63     7.13      4.67
 Morningstar Short-Term Bond Category Average                        7.32     8.14     2.12     6.28     6.51      4.35

ULTRA SHORT BOND INSTITUTIONAL (06/15/01)
PREVIOUSLY CAPITAL PRESERVATION FUND
 6-Month LIBOR Index                                                 5.00     6.76     5.44     5.89     5.94      5.81
 Morningstar Ultrashort Bond Category Average                        5.77     6.72     4.45     5.08     6.18      6.14
                                                                    ------------------------------------------------------

///(1)/During 2005, the class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.





Principal Investors Fund                                              225
www.principal.com

PERFORMANCE RESULTS - CONSERVATIVE FUNDS


                              AVERAGE ANNUAL TOTAL RETURN
                              (THROUGH DECEMBER 31, 2005)

                                                        LIFE OF
                        YTD   1 YR  3 YR   5 YR  10 YR   FUND         2005
                        -----------------------------------------     ------
BOND & MORTGAGE
SECURITIES FUND
INSTITUTIONAL
(03/01/01)              2.48  2.48   3.75   N/A   N/A    5.15         2.48
Principal Global
Investors Multi Sector
Fixed Income Composite                     6.35  6.47
 Lehman Brothers
 Aggregate Bond Index   2.43  2.43   3.62  5.87  6.17    5.54         2.43
 Morningstar
 Intermediate-Term
 Bond Category Average  1.79  1.79   3.64  5.32  5.38    4.92         1.79

GOVERNMENT & HIGH
QUALITY BOND FUND
INSTITUTIONAL(03/01/01)
PREVIOUSLY GOVERNMENT
SECURITIES FUND         2.16  2.16   2.47   N/A   N/A    4.36         2.16
Principal Global
Investors Mortgage
Backed Securities
Composite                                  4.85  5.66
 Lehman Brothers
 Government/Mortgage
 Index                  2.63  2.63   3.14  5.40  6.01    5.13         2.63
 Morningstar
 Intermediate
 Government Category
 Average                1.90  1.90   2.45  4.62  5.12    4.46         1.90

HIGH QUALITY
INTERMEDIATE-TERM BOND
FUND INSTITUTIONAL
(03/01/01)              2.57  2.57   3.55   N/A   N/A    5.28         2.57
Principal Global
Investors Multi Sector
High Qual. Fixed Inc.
Composite                                  5.85   N/A
 Lehman Brothers
 Aggregate Bond Index   2.43  2.43   3.62  5.87  6.17    5.54         2.43
 Morningstar
 Intermediate-Term
 Bond Category Average  1.79  1.79   3.64  5.32  5.38    4.92         1.79

HIGH YIELD FUND
INSTITUTIONAL
(12/29/04)              4.08  4.08    N/A   N/A   N/A    4.06         4.08
Post High Yield
Composite                           10.14  9.08  8.80
 Lehman Brothers High
 Yield Composite Bond
 Index                  2.74  2.74  13.77  8.85  6.54    2.74         2.74
 Morningstar High
 Yield Bond Category    2.53  2.53  12.03  7.29  5.43    2.53         2.53

INFLATION PROTECTION
INSTITUTIONAL
(12/29/04)              2.43  2.43    N/A   N/A   N/A    2.72         2.43
 Lehman Brothers US
 Treasury TIPS Index    2.84  2.84   6.53  8.74   N/A    2.84         2.84
 Morningstar Long-Term
 Government Category
 Average                3.29  3.29   4.95  6.50  5.95    1.44         3.29

PREFERRED SECURITIES
FUND INSTITUTIONAL
(05/01/02)              1.62  1.62   5.50   N/A   N/A    5.86         1.62
Spectrum Preferred
Securities Composite                       8.51  8.10
 Merrill Lynch
 Preferred Stock
 Hybrid Index           0.46  0.46   5.10  6.17   N/A    5.81         0.46
 Morningstar
 Intermediate-Term      1.79  1.79   3.64  5.32  5.38    4.76         1.79
 Bond Category Average
                        -----------------------------------------     ------
                                            ANNUAL TOTAL RETURN
                                          (YEAR ENDED DECEMBER 31)


                        2004   2003   2002   2001  2000   1999   1998   1997    1996
                        --------------------------------------------------------------
BOND & MORTGAGE          4.75   4.04   9.27
SECURITIES FUND
INSTITUTIONAL
(03/01/01)
Principal Global
Investors Multi Sector
Fixed Income Composite
 Lehman Brothers         4.34   4.11  10.26  8.42  11.63  -0.82   8.69   9.65    3.63
 Aggregate Bond Index
 Morningstar             3.81   4.92   7.88  7.36   9.45  -1.22   7.42   8.76    3.30
 Intermediate-Term
 Bond Category Average

GOVERNMENT & HIGH        3.55   1.70   8.77
QUALITY BOND FUND
INSTITUTIONAL(03/01/01)
PREVIOUSLY GOVERNMENT
SECURITIES FUND
Principal Global
Investors Mortgage
Backed Securities
Composite
 Lehman Brothers         4.08   2.73  10.06  7.71  12.29  -0.54   8.72   9.54    3.68
 Government/Mortgage
 Index
 Morningstar             3.39   2.15   9.07  6.84  10.76  -1.44   7.45   8.45    2.80
 Intermediate
 Government Category
 Average

HIGH QUALITY             4.33   3.75   9.91
INTERMEDIATE-TERM BOND
FUND INSTITUTIONAL
(03/01/01)
Principal Global
Investors Multi Sector
High Qual. Fixed Inc.
Composite
 Lehman Brothers         4.34   4.11  10.26  8.42  11.63  -0.82   8.69   9.65    3.63
 Aggregate Bond Index
 Morningstar             3.81   4.92   7.88  7.36   9.45  -1.22   7.42   8.76    3.30
 Intermediate-Term
 Bond Category Average

HIGH YIELD FUND
INSTITUTIONAL
(12/29/04)
Post High Yield
Composite
 Lehman Brothers High   11.13  28.97  -1.40  5.28  -5.86   2.39   1.87  12.76   11.35
 Yield Composite Bond
 Index
 Morningstar High        5.18  24.36  -1.59  2.13  -7.50   4.60   0.09  13.10   13.43
 Yield Bond Category

INFLATION PROTECTION
INSTITUTIONAL
(12/29/04)
 Lehman Brothers US      8.46   8.39  16.56  7.89  13.18   2.63   3.95
 Treasury TIPS Index
 Morningstar Long-Term   7.16   4.73  16.70  3.69  20.06  -8.08  10.62  12.34   -1.61
 Government Category
 Average

PREFERRED SECURITIES     4.36  10.72
FUND INSTITUTIONAL
(05/01/02)
Spectrum Preferred
Securities Composite
 Merrill Lynch           5.51   9.51   6.63  8.99  17.75  -4.68   7.37
 Preferred Stock
 Hybrid Index
 Morningstar             3.81   4.92   7.88  7.36   9.45  -1.22   7.42   8.76    3.30
 Intermediate-Term
 Bond Category Average  --------------------------------------------------------------





226                                              Principal Investors Fund
                                                          1-800-547-7754

PERFORMANCE RESULTS - MODERATE FUNDS

                                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                                (THROUGH DECEMBER 31, 2005)

                                                                                                                  LIFE OF
                                                                      YTD        1 YR       3 YR   5 YR   10 YR     FUND
                                                                    ---------------------------------------------------------
DISCIPLINED LARGECAP BLEND FUND INSTITUTIONAL (12/30/02)              7.16        7.16      15.77    N/A    N/A   15.76
 S&P 500 Index                                                        4.91        4.91      14.38   0.54   9.07   14.39
 Morningstar Large Blend Category Average                             5.77        5.77      14.00   0.50   8.12   14.15

LARGECAP GROWTH FUND INSTITUTIONAL (03/01/01)                        11.84       11.84      15.16    N/A    N/A   -0.73
Columbus Circle Investors Large Capitalization Composite /(//1//)/   11.77       11.77      16.96  -2.55   9.80
 Russell 1000 Growth Index                                            5.26        5.26      13.23  -3.58   6.73   -1.30
 Morningstar Large Growth Category Average                            6.46        6.46      13.88  -3.36   6.95   -0.84

LARGECAP S&P 500 INDEX FUND INSTITUTIONAL (03/01/01)                  4.71        4.71      14.07    N/A    N/A    1.54
Principal Global Investors S&P 500 Index Composite                                                  0.18   8.68
 S&P 500 Index                                                        4.91        4.91      14.38   0.54   9.07    1.84
 Morningstar Large Blend Category Average                             5.77        5.77      14.00   0.50   8.12    1.82

LARGECAP VALUE FUND INSTITUTIONAL (03/01/01)                          6.82        6.82      14.64    N/A    N/A    4.93
Principal Global Investors Large Cap Value Composite                                                3.92   9.31
 Russell 1000 Value Index                                             7.05        7.05      17.49   5.28  10.94    6.00
 Morningstar Large Value Category Average                             5.88        5.88      15.58   3.96   8.85    4.46

MIDCAP VALUE FUND INSTITUTIONAL (03/01/01)/ /                        15.61/(2)/  15.61/(2)/ 20.00    N/A    N/A   11.23/(2)/
Principal Global Investors Mid Cap Value Composite                                                 10.33  10.08
 Russell Midcap Value Index                                          12.65       12.65      24.38  12.21  13.65   12.84
 Morningstar Mid-Cap Value Category Average                           8.41        8.41      20.46   9.36  11.39   10.29

PARTNERS LARGECAP BLEND FUND INSTITUTIONAL (12/06/00)                 4.79        4.79      12.75   2.19    N/A    2.55
T. Rowe Price U.S. Structured Research Strategy /(//3//)//(//4//)/                          16.05   2.13    N/A
 S&P 500 Index                                                        4.91        4.91      14.38   0.54   9.07    0.54
 Morningstar Large Blend Category Average                             5.77        5.77      14.00   0.50   8.12    0.67

PARTNERS LARGECAP BLEND FUND I INSTITUTIONAL (03/01/01)               6.16        6.16      14.69    N/A    N/A    0.57
Goldman Sachs Large Cap Blend Composite /(//5//)/                                                   1.90   9.92
Wellington LargeCap Blend Composite /(//6//)/                                                      -1.61   8.55
 S&P 500 Index                                                        4.91        4.91      14.38   0.54   9.07    1.84
 Morningstar Large Blend Category Average                             5.77        5.77      14.00   0.50   8.12    1.82
                                                                    ---------------------------------------------------------


                                                                     2005
                                                                    ------------
DISCIPLINED LARGECAP BLEND FUND INSTITUTIONAL (12/30/02)              7.16
 S&P 500 Index                                                        4.91
 Morningstar Large Blend Category Average                             5.77

LARGECAP GROWTH FUND INSTITUTIONAL (03/01/01)                        11.84
Columbus Circle Investors Large Capitalization Composite /(//1//)/
 Russell 1000 Growth Index                                            5.26
 Morningstar Large Growth Category Average                            6.46

LARGECAP S&P 500 INDEX FUND INSTITUTIONAL (03/01/01)                  4.71
Principal Global Investors S&P 500 Index Composite
 S&P 500 Index                                                        4.91
 Morningstar Large Blend Category Average                             5.77

LARGECAP VALUE FUND INSTITUTIONAL (03/01/01)                          6.82
Principal Global Investors Large Cap Value Composite
 Russell 1000 Value Index                                             7.05
 Morningstar Large Value Category Average                             5.88

MIDCAP VALUE FUND INSTITUTIONAL (03/01/01)/ /                        15.61/(2)/
Principal Global Investors Mid Cap Value Composite
 Russell Midcap Value Index                                          12.65
 Morningstar Mid-Cap Value Category Average                           8.41

PARTNERS LARGECAP BLEND FUND INSTITUTIONAL (12/06/00)                 4.79
T. Rowe Price U.S. Structured Research Strategy /(//3//)//(//4//)/
 S&P 500 Index                                                        4.91
 Morningstar Large Blend Category Average                             5.77

PARTNERS LARGECAP BLEND FUND I INSTITUTIONAL (03/01/01)               6.16
Goldman Sachs Large Cap Blend Composite /(//5//)/
Wellington LargeCap Blend Composite /(//6//)/
 S&P 500 Index                                                        4.91
 Morningstar Large Blend Category Average                             5.77
                                                                    ------------
                                                                                          ANNUAL TOTAL RETURN
                                                                                        (YEAR ENDED DECEMBER 31)


                                                                    2004   2003    2002    2001    2000   1999   1998   1997
                                                                    -----------------------------------------------------------
DISCIPLINED LARGECAP BLEND FUND INSTITUTIONAL (12/30/02)            12.84  28.32
 S&P 500 Index                                                      10.87  28.67  -11.88   -9.11   21.04  28.58  33.36  22.96
 Morningstar Large Blend Category Average                            9.96  26.72  -13.68   -6.97   19.72  21.95  27.43  20.37

LARGECAP GROWTH FUND INSTITUTIONAL (03/01/01)                        9.35  24.89  -28.30
Columbus Circle Investors Large Capitalization Composite /(//1//)/
 Russell 1000 Growth Index                                           6.30  29.76  -27.88  -20.42  -22.42  33.16  38.71  30.49
 Morningstar Large Growth Category Average                           7.64  28.55  -27.73  -23.63  -14.09  39.72  33.56  25.00

LARGECAP S&P 500 INDEX FUND INSTITUTIONAL (03/01/01)                10.67  28.06  -22.27
Principal Global Investors S&P 500 Index Composite
 S&P 500 Index                                                      10.87  28.67  -22.11  -11.88   -9.11  21.04  28.58  33.36
 Morningstar Large Blend Category Average                            9.96  26.72  -22.02  -13.68   -6.97  19.72  21.95  27.43

LARGECAP VALUE FUND INSTITUTIONAL (03/01/01)                        12.40  25.48  -12.92
Principal Global Investors Large Cap Value Composite
 Russell 1000 Value Index                                           16.49  30.03  -15.52   -5.59    7.02   7.35  15.63  35.18
 Morningstar Large Value Category Average                           12.91  28.40  -18.92   -5.37    5.47   6.63  13.10  27.01

MIDCAP VALUE FUND INSTITUTIONAL (03/01/01)/ /                       16.58  28.21   -8.01
Principal Global Investors Mid Cap Value Composite
 Russell Midcap Value Index                                         23.71  38.06   -9.65    2.34   19.18  -0.11   5.09  34.37
 Morningstar Mid-Cap Value Category Average                         17.90  34.38  -12.91    6.40   16.82   7.78   3.92  26.04

PARTNERS LARGECAP BLEND FUND INSTITUTIONAL (12/06/00)               10.38  23.93  -16.28   -7.13
T. Rowe Price U.S. Structured Research Strategy /(//3//)//(//4//)/
 S&P 500 Index                                                      10.87  28.67  -22.11  -11.88   -9.11  21.04  28.58  33.36
 Morningstar Large Blend Category Average                            9.96  26.72  -22.02  -13.68   -6.97  19.72  21.95  27.43

PARTNERS LARGECAP BLEND FUND I INSTITUTIONAL (03/01/01)             11.05  27.98  -24.89
Goldman Sachs Large Cap Blend Composite /(//5//)/
Wellington LargeCap Blend Composite /(//6//)/
 S&P 500 Index                                                      10.87  28.67  -22.11  -11.88   -9.11  21.04  28.58  33.36
 Morningstar Large Blend Category Average                            9.96  26.72  -22.02  -13.68   -6.97  19.72  21.95  27.43
                                                                    -----------------------------------------------------------




                                                                     1996
                                                                    -------
DISCIPLINED LARGECAP BLEND FUND INSTITUTIONAL (12/30/02)
 S&P 500 Index                                                       37.58
 Morningstar Large Blend Category Average                            31.99

LARGECAP GROWTH FUND INSTITUTIONAL (03/01/01)
Columbus Circle Investors Large Capitalization Composite /(//1//)/
 Russell 1000 Growth Index                                           23.12
 Morningstar Large Growth Category Average                           18.95

LARGECAP S&P 500 INDEX FUND INSTITUTIONAL (03/01/01)
Principal Global Investors S&P 500 Index Composite
 S&P 500 Index                                                       22.96
 Morningstar Large Blend Category Average                            20.37

LARGECAP VALUE FUND INSTITUTIONAL (03/01/01)
Principal Global Investors Large Cap Value Composite
 Russell 1000 Value Index                                            21.64
 Morningstar Large Value Category Average                            20.79

MIDCAP VALUE FUND INSTITUTIONAL (03/01/01)/ /
Principal Global Investors Mid Cap Value Composite
 Russell Midcap Value Index                                          20.26
 Morningstar Mid-Cap Value Category Average                          20.50

PARTNERS LARGECAP BLEND FUND INSTITUTIONAL (12/06/00)
T. Rowe Price U.S. Structured Research Strategy /(//3//)//(//4//)/
 S&P 500 Index                                                       22.96
 Morningstar Large Blend Category Average                            20.37

PARTNERS LARGECAP BLEND FUND I INSTITUTIONAL (03/01/01)
Goldman Sachs Large Cap Blend Composite /(//5//)/
Wellington LargeCap Blend Composite /(//6//)/
 S&P 500 Index                                                       22.96
 Morningstar Large Blend Category Average                            20.37
                                                                    -------
 ///(//1//) //
 /CCI began sub-advising the Fund on 01/05/05. The performance of the accounts represented in this composite does not reflect CCI's use of "estimated tracking error" in controlling investment risk, a tool CCI will use with the Fund under certain circumstances.
 Tracking error is a statistical estimate of the difference over the next twelve months between the Fund's return and the return of the Fund's benchmark or index. When employed, this risk control tool could increase or decrease, depending on market conditions, the return the Fund might otherwise achieve.
///(//2//) //
 /During 2005, the Institutional Class experienced a significant redemption of shares. Because the remaining shareholders had relatively small positions, the returns shown are greater than they would have been without the redemption. In addition, the Class experienced a reimbursement from the Manager relating to a prior period expense adjustment. The total return amounts expressed herein are greater than those that would have been expressed without the reimbursement.
///(//3//) // /T. Rowe Price began sub-advising the Fund on 03/09/04
//
/(//4//) //
 /The performance information provided by T. Rowe Associates, Inc. ("T. Rowe") is not that of a composite, but is the total return performance of the T. Rowe Price Capital Opportunity Fund (the "T. Rowe Fund"), which is managed in a substantially similar fashion to the Partners LargeCap Blend Fund T. Rowe Price believes the T. Rowe Fund's prior performance is the most appropriate measure of its investment record in the strategy. The T. Rowe Fund's investment performance prior to May 1, 1999 reflects the T. Rowe Fund's prior investment program. It does not represent the historical performance of the Principal Partners LargeCap Blend Fund and should not be interpreted as indicative of its future performance.
///(//5//) // /Goldman Sachs began sub-advising the Fund on 12/16/02
///(//6//) // /Wellington began sub-advising the Fund on 12/16/02





Principal Investors Fund                                              227
www.principal.com

228                                              Principal Investors Fund
                                                          1-800-547-7754

 PERFORMANCE RESULTS - MODERATE FUNDS


                              AVERAGE ANNUAL TOTAL RETURN
                              (THROUGH DECEMBER 31, 2005)

                                                         LIFE OF
                        YTD   1 YR  3 YR   5 YR   10 YR   FUND         2005
                        ------------------------------------------     ------
PARTNERS LARGECAP
GROWTH FUND
INSTITUTIONAL
(12/30/02)              3.33  3.33   9.42    N/A    N/A    9.41        3.33
GMO Growth Composite/
//(//1//)/                          11.76  -3.33   8.22
 Russell 1000 Growth
 Index                  5.26  5.26  13.23  -3.58   6.73   13.23        5.26
 S&P 500 Index          4.91  4.91  14.38   0.54   9.07   14.39        4.91
 Morningstar Large
 Growth Category
 Average                6.46  6.46  13.88  -3.36   6.95   14.01        6.46

PARTNERS LARGECAP
GROWTH FUND I
INSTITUTIONAL
(12/06/00)              7.61  7.61  13.39  -2.03    N/A   -3.16        7.61
T. Rowe Price
Institutional Large
Cap Growth Strategy
Composite/
(//2//)//(//3//)/                   18.34    N/A    N/A
 Russell 1000 Growth
 Index                  5.26  5.26  13.23  -3.58   6.73   -3.58        5.26
 Morningstar Large
 Growth Category
 Average                6.46  6.46  13.88  -3.36   6.95   -3.07        6.46

PARTNERS LARGECAP
GROWTH FUND II
INSTITUTIONAL
(12/06/00)              4.75  4.75  13.02  -2.57    N/A   -3.67        4.75
American Century Large
Cap Growth Equity
Composite                                          7.26
 Russell 1000 Growth
 Index                  5.26  5.26  13.23  -3.58   6.73   -3.58        5.26
 Morningstar Large
 Growth Category
 Average                6.46  6.46  13.88  -3.36   6.95   -3.07        6.46

PARTNERS LARGECAP
VALUE FUND
INSTITUTIONAL
(12/06/00)              5.34  5.34  15.02   6.78    N/A    7.68        5.34
 Russell 1000 Value
 Index                  7.05  7.05  17.49   5.28  10.94    5.28        7.05
 Morningstar Large
 Value Category
 Average                5.88  5.88  15.58   3.96   8.85    4.05        5.88

PARTNERS LARGECAP
VALUE FUND I
INSTITUTIONAL
(06/01/04)              9.92  9.92    N/A    N/A    N/A   14.44        9.92
UBS U.S. Large Cap
Value Equity Composite              17.71   7.31    N/A
 Russell 1000 Value
 Index                  7.05  7.05  17.49   5.28  10.94   13.87        7.05
 Morningstar Large
 Value Category
 Average                5.88  5.88  15.58   3.96   8.85   11.26        5.88

PARTNERS LARGECAP
VALUE FUND II
INSTITUTIONAL
(12/29/04)              4.19  4.19    N/A    N/A    N/A    4.27        4.19
American Century Large
Cap Value Composite                 15.27   7.23    N/A
 Russell 1000 Value
 Index                  7.05  7.05  17.49   5.28  10.94    7.05        7.05
 Morningstar Large
 Value Category         5.88  5.88  15.58   3.96   8.85    5.80        5.88
 Average
                        ------------------------------------------     ------

                                              ANNUAL TOTAL RETURN
                                            (YEAR ENDED DECEMBER 31)


                        2004   2003    2002    2001    2000   1999   1998   1997    1996
                        ------------------------------------------------------------------
PARTNERS LARGECAP        2.67  23.50
GROWTH FUND
INSTITUTIONAL
(12/30/02)
GMO Growth Composite/
//(//1//)/
 Russell 1000 Growth     6.30  29.76  -20.42  -22.42   33.16  38.71  30.49  23.12   37.19
 Index
 S&P 500 Index          10.87  28.67  -11.88   -9.11   21.04  28.58  33.36  22.96   37.58
 Morningstar Large       7.64  28.55  -23.63  -14.09   39.72  33.56  25.00  18.95   32.27
 Growth Category
 Average

PARTNERS LARGECAP        9.25  24.01  -27.76  -14.32
GROWTH FUND I
INSTITUTIONAL
(12/06/00)
T. Rowe Price
Institutional Large
Cap Growth Strategy
Composite/
(//2//)//(//3//)/
 Russell 1000 Growth     6.30  29.76  -27.88  -20.42  -22.42  33.16  38.71  30.49   23.12
 Index
 Morningstar Large       7.64  28.55  -27.73  -23.63  -14.09  39.72  33.58  25.00   18.95
 Growth Category
 Average

PARTNERS LARGECAP        9.31  26.08  -25.95  -17.88
GROWTH FUND II
INSTITUTIONAL
(12/06/00)
American Century Large
Cap Growth Equity
Composite
 Russell 1000 Growth     6.30  29.76  -27.88  -20.42  -22.42  33.16  38.71  30.49   23.12
 Index
 Morningstar Large       7.64  28.55  -27.73  -23.63  -14.09  39.72  33.58  25.00   18.95
 Growth Category
 Average

PARTNERS LARGECAP       13.32  27.48  -13.58    5.53
VALUE FUND
INSTITUTIONAL
(12/06/00)
 Russell 1000 Value     16.49  30.03  -15.52   -5.59    7.02   7.35  15.63  35.18   21.64
 Index
 Morningstar Large      12.91  28.40  -18.92   -5.37    5.47   6.63  13.10  27.01   20.79
 Value Category
 Average

PARTNERS LARGECAP
VALUE FUND I
INSTITUTIONAL
(06/01/04)
UBS U.S. Large Cap
Value Equity Composite
 Russell 1000 Value     16.49  30.03  -15.52   -5.59    7.02   7.35  15.63  35.18   21.64
 Index
 Morningstar Large      12.91  28.40  -18.92   -5.37    5.47   6.63  13.10  27.01   20.79
 Value Category
 Average

PARTNERS LARGECAP
VALUE FUND II
INSTITUTIONAL
(12/29/04)
American Century Large
Cap Value Composite
 Russell 1000 Value     16.49  30.03  -15.52   -5.59    7.02   7.35  15.63  35.18   21.64
 Index
 Morningstar Large      12.91  28.40  -18.92   -5.37    5.47   6.63  13.10  27.01   20.79
 Value Category
 Average                ------------------------------------------------------------------

/ //(//1//) / GMO began sub-advising the Fund on 03/09/04
///(//2//) // /T. Rowe Price began sub-advising the Fund on 08/24/2004.
///(//3//) //
 /The performance information provided by T. Rowe Price Associates, Inc. ("T. Rowe Price") is not that of a composite, but is the total return performance of the T. Rowe Price Institutional Large Cap Growth Fund ("T. Rowe Fund"), which is managed in a substantially similar fashion to the Partners LargeCap Growth Fund I T. Rowe Price believes the T. Rowe Fund's prior performance is the most appropriate measure of its investment record in the strategy. It does not represent the historical performance of the
 Principal Partners Equity Growth Fund and should not be interpreted as indicative of its future performance.





Principal Investors Fund                                              229
www.principal.com

PERFORMANCE RESULTS - MODERATE FUNDS


                                AVERAGE ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2005)

                                                           LIFE OF
                         YTD   1 YR   3 YR   5 YR   10 YR   FUND         2005
                        --------------------------------------------     -------
PARTNERS MIDCAP VALUE
FUND INSTITUTIONAL
(12/06/00)              10.86  10.86  22.70  10.33    N/A   11.55        10.86
Neuberger Berman
MidCap Value Composite                              13.43
 Russell Midcap Value
 Index                  12.65  12.65  24.38  12.21  13.65   12.21        12.65
 Morningstar Mid-Cap
 Value Category
 Average                 8.41   8.41  20.46   9.36  11.39   10.05         8.41

PARTNERS MIDCAP VALUE
FUND I INSTITUTIONAL
(12/29/03)              12.50  12.50    N/A    N/A    N/A   18.80        12.50
Goldman Sachs Mid Cap
Value Composite                       22.07  14.27  14.91
 Russell Midcap Value
 Index                  12.65  12.65  24.38  12.21  13.65   18.05        12.65
 Morningstar Mid-Cap
 Value Category          8.41   8.41  20.46   9.36  11.39   13.32         8.41
 Average
                        --------------------------------------------     -------

                                             ANNUAL PERFORMANCE
                                          (YEAR ENDED DECEMBER 31)


                        2004   2003    2002   2001   2000   1999   1998  1997    1996
                        ---------------------------------------------------------------
PARTNERS MIDCAP VALUE   22.56  35.96   -9.91  -1.78
FUND INSTITUTIONAL
(12/06/00)
Neuberger Berman
MidCap Value Composite
 Russell Midcap Value   23.71  38.06   -9.65   2.34  19.18  -0.11  5.09  34.37   20.26
 Index
 Morningstar Mid-Cap    17.90  34.38  -12.91   6.40  16.82   7.78  3.92  26.04   20.50
 Value Category
 Average

PARTNERS MIDCAP VALUE   25.69
FUND I INSTITUTIONAL
(12/29/03)
Goldman Sachs Mid Cap
Value Composite
 Russell Midcap Value   23.71  38.06   -9.65   2.34  19.18  -0.11  5.09  34.37   20.26
 Index
 Morningstar Mid-Cap    17.90  34.38  -12.91   6.40  16.82   7.78  3.92  26.04   20.50
 Value Category
 Average                ---------------------------------------------------------------






230                                              Principal Investors Fund
                                                          1-800-547-7754

PERFORMANCE RESULTS - AGGRESSIVE FUNDS


                                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                                     (THROUGH DECEMBER 31, 2005)

                                                                                                                        LIFE OF
                                                                       YTD       1 YR      3 YR      5 YR     10 YR       FUND
                                                                     --------------------------------------------------------------
MIDCAP BLEND FUND INSTITUTIONAL (03/01/01)                             9.31      9.31     19.49       N/A       N/A      10.02
Principal Global Investors Mid Cap Blend Composite                                                   8.65     11.60
 Russell Midcap Index                                                 12.65     12.65     23.79      8.45     12.49       9.82
 Morningstar Mid-Cap Blend Category Average                            9.21      9.21     20.10      8.14     11.74       8.94

MIDCAP GROWTH FUND INSTITUTIONAL (03/01/01)                           13.37     13.37     18.46       N/A       N/A      -3.22
Columbus Circle Investors Mid Capitalization Composite/ (//1//)/      13.30     13.30     21.66      3.02     13.70
 Russell Midcap Growth Index                                          12.10     12.10     22.70      1.38      9.27       4.29
 Morningstar Mid-Cap Growth Category Average                           9.70      9.70     19.13      0.01      8.48       2.71

MIDCAP S&P 400 INDEX FUND INSTITUTIONAL (03/01/01)                    12.22     12.22     20.78       N/A       N/A       9.43
 S&P MidCap 400 Index                                                 12.55     12.55     21.13      8.59     14.35       9.74
 Morningstar Mid-Cap Blend Category Average                            9.21      9.21     20.10      8.14     11.74       8.94

PARTNERS MIDCAP GROWTH FUND INSTITUTIONAL (03/01/01)                  12.11     12.11     23.22       N/A       N/A       2.39
Turner Midcap Growth Composite                                                                      -1.18       N/A
 Russell Midcap Growth Index                                          12.10     12.10     22.70      1.38      9.27       4.29
 Morningstar Mid-Cap Growth Category Average                           9.70      9.70     19.13      0.01      8.48       2.71

PARTNERS MIDCAP GROWTH FUND I INSTITUTIONAL (12/29/03)                13.61     13.61       N/A       N/A       N/A      12.82
Mellon Mid Cap Growth Composite                                                           21.60      2.04       N/A
 Russell Midcap Growth Index                                          12.10     12.10     22.70      1.38      9.27      13.78
 Morningstar Mid-Cap Growth Category Average                           9.70      9.70     19.13      0.01      8.48       1.49

PARTNERS MIDCAP GROWTH FUND II INSTITUTIONAL (12/29/04)               14.64     14.64       N/A       N/A       N/A      14.44
Fidelity Mid Cap Growth Composite                                     13.56     13.56     22.89       N/A       N/A
 Russell Midcap Growth Index                                          12.10     12.10     22.70      1.38      9.27      12.10
 Morningstar Mid-Cap Growth Category Average                           9.70      9.70     19.13      0.01      8.48       9.72

PARTNERS SMALLCAP BLEND FUND INSTITUTIONAL (12/30/02)                  3.81      3.81     22.45       N/A       N/A      22.46
Mellon SmallCap Blend Composite                                                                     11.85       N/A
 S&P SmallCap 600 Index                                                7.67      7.67     22.37     10.76     12.15      22.38
 Morningstar Small Blend Category Average                              6.62      6.62     21.72      9.89     11.15      21.82

PARTNERS SMALLCAP GROWTH FUND I INSTITUTIONAL (12/06/00)               5.56      5.56     21.25     -1.81       N/A      -1.01
Alliance Capital Small Cap Growth Composite /(//2//)/                                     22.16      2.38     10.66
 Russell 2000 Growth Index                                             4.15      4.15     20.93      2.28      4.69       2.28
 Morningstar Small Growth Category Average                             5.74      5.74     19.76      2.17      8.16       2.39
                                                                     --------------------------------------------------------------

///(//1//) //
 /CCI began sub-advising the Fund on 01/05/05. The performance of the accounts represented in this composite does not reflect CCI's use of "estimated tracking error" in controlling investment risk, a tool CCI will use with the Fund under certain circumstances.
 Tracking error is a statistical estimate of the difference over the next twelve months between the Fund's return and the return of the Fund's benchmark or index. When employed, this risk control tool could increase or decrease, depending on market conditions, the return the Fund might otherwise achieve.
///(//2//)// // /Alliance began sub-advising the Fund on 03/31/03
                                                                                                    ANNUAL TOTAL RETURN
                                                                                                 (YEAR ENDED DECEMBER 31)


                                                                               2005      2004      2003      2002       2001
                                                                             ----------------------------------------------------
MIDCAP BLEND FUND INSTITUTIONAL (03/01/01)                                     9.31     17.65     32.67      -8.47
Principal Global Investors Mid Cap Blend Composite                     -
 Russell Midcap Index                                                         12.65     20.22     40.08     -16.19      -5.63
 Morningstar Mid-Cap Blend Category Average                                    9.21     16.00     36.42     -17.08      -4.96

MIDCAP GROWTH FUND INSTITUTIONAL (03/01/01)                                   13.37     10.47     32.75     -40.47
Columbus Circle Investors Mid Capitalization Composite/ (//1//)/
 Russell Midcap Growth Index                                                  12.10     15.48     42.72     -27.40     -20.16
 Morningstar Mid-Cap Growth Category Average                                   9.70     12.93     36.09     -27.53     -21.28

MIDCAP S&P 400 INDEX FUND INSTITUTIONAL (03/01/01)                            12.22     16.18     35.15     -15.26
 S&P MidCap 400 Index                                                         12.55     16.47     35.59     -14.53      -0.60
 Morningstar Mid-Cap Blend Category Average                                    9.21     16.00     36.42     -17.08      -4.96

PARTNERS MIDCAP GROWTH FUND INSTITUTIONAL (03/01/01)                          12.11     12.30     48.59     -31.87
Turner Midcap Growth Composite
 Russell Midcap Growth Index                                                  12.10     15.48     42.72     -27.40     -20.16
 Morningstar Mid-Cap Growth Category Average                                   9.70     12.93     36.09     -27.53     -21.28

PARTNERS MIDCAP GROWTH FUND I INSTITUTIONAL (12/29/03)                        13.61     11.99
Mellon Mid Cap Growth Composite
 Russell Midcap Growth Index                                                  12.10     15.48     42.72     -27.40     -20.16
 Morningstar Mid-Cap Growth Category Average                                   9.70     12.93     36.09     -27.53     -21.28

PARTNERS MIDCAP GROWTH FUND II INSTITUTIONAL (12/29/04)                       14.64
Fidelity Mid Cap Growth Composite
 Russell Midcap Growth Index                                                  12.10     15.48     42.72     -27.40     -20.16
 Morningstar Mid-Cap Growth Category Average                                   9.70     12.93     36.09     -27.53     -21.28

PARTNERS SMALLCAP BLEND FUND INSTITUTIONAL (12/30/02)                          3.81     22.46     44.41
Mellon SmallCap Blend Composite                                        -
 S&P SmallCap 600 Index                                                        7.67     22.64     38.77     -14.63       6.54
 Morningstar Small Blend Category Average                                      6.62     18.86     42.77     -16.17       8.41

PARTNERS SMALLCAP GROWTH FUND I INSTITUTIONAL (12/06/00)                       5.56     14.61     47.36     -40.51     -13.93
Alliance Capital Small Cap Growth Composite /(//2//)/
 Russell 2000 Growth Index                                                     4.15     14.31     48.53     -30.25      -9.23
 Morningstar Small Growth Category Average                                     5.74     12.09     45.00     -28.42      -9.02
                                                                             ----------------------------------------------------

///(//1//) //
 /CCI began sub-advising the Fund on 01/05/05. The performance of the accounts represented in this composite does not reflect CCI's use of "estimated tracking error" in controlling investment risk, a tool CCI will use with the Fund under certain circumstances.
 Tracking error is a statistical estimate of the difference over the next twelve months between the Fund's return and the return of the Fund's benchmark or index. When employed, this risk control tool could increase or decrease, depending on market conditions, the return the Fund might otherwise achieve.
///(//2//)// // /Alliance began sub-advising the Fund on 03/31/03




                                                                       2000       1999      1998      1997       1996
                                                                     ---------------------------------------------------
MIDCAP BLEND FUND INSTITUTIONAL (03/01/01)
Principal Global Investors Mid Cap Blend Composite
 Russell Midcap Index                                                   8.25     18.23     10.09     29.01      19.00
 Morningstar Mid-Cap Blend Category Average                             3.37     18.70      6.77     26.45      20.44

MIDCAP GROWTH FUND INSTITUTIONAL (03/01/01)
Columbus Circle Investors Mid Capitalization Composite/ (//1//)/
 Russell Midcap Growth Index                                          -11.74     51.29     17.86     22.54      17.48
 Morningstar Mid-Cap Growth Category Average                           -6.90     63.90     17.51     17.05      16.99

MIDCAP S&P 400 INDEX FUND INSTITUTIONAL (03/01/01)
 S&P MidCap 400 Index                                                  17.51     14.72     19.11     32.25      19.20
 Morningstar Mid-Cap Blend Category Average                             3.37     18.70      6.77     26.45      20.44

PARTNERS MIDCAP GROWTH FUND INSTITUTIONAL (03/01/01)
Turner Midcap Growth Composite
 Russell Midcap Growth Index                                          -11.74     51.29     17.86     22.54      17.48
 Morningstar Mid-Cap Growth Category Average                           -6.90     63.90     17.51     17.05      16.99

PARTNERS MIDCAP GROWTH FUND I INSTITUTIONAL (12/29/03)
Mellon Mid Cap Growth Composite
 Russell Midcap Growth Index                                          -11.74     51.29     17.86     22.54      17.48
 Morningstar Mid-Cap Growth Category Average                           -6.90     63.90     17.51     17.05      16.99

PARTNERS MIDCAP GROWTH FUND II INSTITUTIONAL (12/29/04)
Fidelity Mid Cap Growth Composite
 Russell Midcap Growth Index                                          -11.74     51.29     17.86     22.54      17.48
 Morningstar Mid-Cap Growth Category Average                           -6.90     63.90     17.51     17.05      16.99

PARTNERS SMALLCAP BLEND FUND INSTITUTIONAL (12/30/02)
Mellon SmallCap Blend Composite
 S&P SmallCap 600 Index                                                11.80     12.40     -1.31     25.58      21.32
 Morningstar Small Blend Category Average                              12.84     18.18     -3.64     26.12      19.66

PARTNERS SMALLCAP GROWTH FUND I INSTITUTIONAL (12/06/00)
Alliance Capital Small Cap Growth Composite /(//2//)/
 Russell 2000 Growth Index                                            -22.43     43.09      1.23     12.95      11.26
 Morningstar Small Growth Category Average                             -5.71     61.45      4.49     18.19      19.99
                                                                     ---------------------------------------------------

///(//1//) //
 /CCI began sub-advising the Fund on 01/05/05. The performance of the accounts represented in this composite does not reflect CCI's use of "estimated tracking error" in controlling investment risk, a tool CCI will use with the Fund under certain circumstances.
 Tracking error is a statistical estimate of the difference over the next twelve months between the Fund's return and the return of the Fund's benchmark or index. When employed, this risk control tool could increase or decrease, depending on market conditions, the return the Fund might otherwise achieve.
///(//2//)// // /Alliance began sub-advising the Fund on 03/31/03





Principal Investors Fund                                              231
www.principal.com

PERFORMANCE RESULTS - AGGRESSIVE FUNDS


                               AVERAGE ANNUAL TOTAL RETURN
                               (THROUGH DECEMBER 31, 2005)

                                                          LIFE OF
                         YTD   1 YR   3 YR   5 YR  10 YR   FUND         2005
                        -------------------------------------------     -------
PARTNERS SMALLCAP
GROWTH FUND II
INSTITUTIONAL
(12/06/00)               7.11   7.11  19.96  0.69    N/A   -1.86         7.11
UBS U.S. Small
Capitalization Growth
Equity Composite
/(//1//)/                                    4.74  11.46
Emerald Diversified
Small Cap Growth
Composite /(//2//)/                          2.30   8.61
 Russell 2000 Growth
 Index                   4.15   4.15  20.93  2.28   4.69    2.28         4.15
 Morningstar Small
 Growth Category
 Average                 5.74   5.74  19.76  2.17   8.16    2.39         5.74

PARTNERS SMALLCAP
GROWTH FUND III
INSTITUTIONAL
(06/01/04)              12.68  12.68    N/A   N/A    N/A   13.33        12.68
Mazama Small-Mid Cap
Growth Composite                      29.24  7.12    N/A
 Russell 2500 Growth
 Index                   8.17   8.17  21.95  2.78   7.37   12.32         8.17
 Morningstar Small
 Growth Category         5.74   5.74  19.76  2.17   8.16   10.67         5.74
 Average
                        -------------------------------------------     -------

 /(//1//) /UBS began
 sub-advising the Fund
 on 04/22/02
 /(//2//)/ Emerald Advisers Inc. began as co-sub-advisor of the Fund on 09/01/04
                                              ANNUAL TOTAL RETURN
                                           (YEAR ENDED DECEMBER 31)


                        2004   2003    2002    2001    2000   1999   1998  1997    1996
                        -----------------------------------------------------------------
PARTNERS SMALLCAP       11.08  45.09  -24.63  -20.45
GROWTH FUND II
INSTITUTIONAL
(12/06/00)
UBS U.S. Small
Capitalization Growth
Equity Composite
/(//1//)/
Emerald Diversified
Small Cap Growth
Composite /(//2//)/
 Russell 2000 Growth    14.31  48.53  -30.25   -9.23  -22.43  43.09  1.23  12.95   11.26
 Index
 Morningstar Small      12.09  45.00  -28.42   -9.02   -5.71  61.45  4.49  18.19   19.99
 Growth Category
 Average

PARTNERS SMALLCAP
GROWTH FUND III
INSTITUTIONAL
(06/01/04)
Mazama Small-Mid Cap
Growth Composite
 Russell 2500 Growth    14.59  46.32  -29.09  -10.83  -16.09  55.48  3.10  14.76   15.07
 Index
 Morningstar Small      12.09  45.00  -28.42   -9.02   -5.71  61.45  4.49  18.19   19.99
 Growth Category
 Average                -----------------------------------------------------------------

 /(//1//) /UBS began
 sub-advising the Fund
 on 04/22/02
 /(//2//)/ Emerald Advis     nc     an
 co-sub-advisor of the Fund on 09/01/04





232                                              Principal Investors Fund
                                                          1-800-547-7754

PERFORMANCE RESULTS - AGGRESSIVE FUNDS


                               AVERAGE ANNUAL TOTAL RETURN
                               (THROUGH DECEMBER 31, 2005)

                                                           LIFE OF
                         YTD   1 YR   3 YR   5 YR   10 YR   FUND         2005
                        --------------------------------------------     -------
PARTNERS SMALLCAP
VALUE INSTITUTIONAL
(03/01/01)               7.69   7.69  20.53    N/A    N/A   13.13         7.69
Ark Asset Small Cap                                                  -
Value Composite                              14.46  16.17
 Russell 2000 Value
 Index                   4.71   4.71  23.18  13.55  13.08   13.44         4.71
 Morningstar Small
 Value Category
 Average                 6.13   6.13  22.30  13.50  12.79   13.40         6.13

PARTNERS SMALLCAP
VALUE FUND I
INSTITUTIONAL
(12/30/02)               6.49   6.49  25.38    N/A    N/A   25.65         6.49
JPMorgan Program US
Structured Small Cap
Value Equity Composite                       14.74    N/A
Mellon Equity SmallCap
Value Composite/(1)/                         15.58    N/A
 Russell 2000 Value
 Index                   4.71   4.71  23.18  13.55  13.08   23.18         4.71
 Morningstar Small
 Value Category
 Average                 6.13   6.13  22.30  13.50  12.79   22.26         6.13

PARTNERS SMALLCAP
VALUE FUND II
INSTITUTIONAL
(06/01/04)               7.70   7.70    N/A    N/A    N/A   15.99         7.70
Dimensional US Small
Cap Value Composite                   29.15  19.11  15.92
 Russell 2000 Value
 Index                   4.71   4.71  23.18  13.55  13.08   14.98         4.71
 Morningstar Small
 Value Category
 Average                 6.13   6.13  22.30  13.50  12.79   14.74         6.13

REAL ESTATE SECURITIES
FUND INSTITUTIONAL
(03/01/01)              15.60  15.60  28.97    N/A    N/A   21.81        15.60
Principal Capital -
REI Real Estate
Composite                                    20.64    N/A
 MSCI US REIT Index     12.52  12.52  26.48  18.80  14.39   19.82        12.52
 Morningstar Specialty
 - Real Estate
 Category Average       11.59  11.59  36.47  18.58  14.95   19.39        11.59

SMALLCAP BLEND FUND
INSTITUTIONAL
(03/01/01)               9.76   9.76  22.24    N/A    N/A   11.64         9.76
Principal Global
Investors Small                                                      -
Company Blend
Composite                                    10.07    N/A
 Russell 2000 Index      4.55   4.55  22.13   8.22   9.26    8.90         4.55
 Morningstar Small
 Blend Category
 Average                 6.62   6.62  21.72   9.89  11.15   10.76         6.62

SMALLCAP GROWTH FUND
INSTITUTIONAL
(03/01/01)               4.44   4.44  21.15    N/A    N/A    1.21         4.44
Principal Global
Investors Small
Company Growth
Composite                                     1.57   5.97
 Russell 2000 Growth
 Index                   4.15   4.15  20.93   2.28   4.69    3.85         4.15
 Morningstar Small
 Growth Category
 Average                 5.74   5.74  19.76   2.17   8.16    4.60         5.74

SMALLCAP S&P 600 INDEX
FUND INSTITUTIONAL
(03/01/01)               7.37   7.37  22.00    N/A    N/A   11.29         7.37
 S&P SmallCap 600
 Index                   7.67   7.67  22.37  10.76  12.15   11.64         7.67
 Morningstar Small
 Blend Category
 Average                 6.62   6.62  21.72   9.89  11.15   10.76         6.62

SMALLCAP VALUE FUND
INSTITUTIONAL
(03/01/01)               9.20   9.20  23.46    N/A    N/A   15.80         9.20
Principal Global
Investors Small Cap
Value Composite                              15.36  12.71
 Russell 2000 Value
 Index                   4.71   4.71  23.18  13.55  13.08   13.44         4.71
 Morningstar Small
 Value Category          6.13   6.13  22.30  13.50  12.79   13.40         6.13
 Average
                        --------------------------------------------     -------

//
/(1)/
 Mellon Equity became co-sub-advisor
 of the Fund on 09/01/05
                                              ANNUAL TOTAL RETURN
                                            (YEAR ENDED DECEMBER 31)


                        2004   2003    2002   2001    2000   1999    1998   1997    1996
                        ------------------------------------------------------------------
PARTNERS SMALLCAP       17.92  37.88  -10.16
VALUE INSTITUTIONAL
(03/01/01)
Ark Asset Small Cap
Value Composite
 Russell 2000 Value     22.25  46.02  -11.42  14.02   22.83  -1.49   -6.45  31.78   21.37
 Index
 Morningstar Small      20.58  42.71  -10.25  17.31   16.98   4.49   -6.99  30.04   25.53
 Value Category
 Average

PARTNERS SMALLCAP       23.18  50.27
VALUE FUND I
INSTITUTIONAL
(12/30/02)
JPMorgan Program US
Structured Small Cap
Value Equity Composite
Mellon Equity SmallCap
Value Composite/(1)/
 Russell 2000 Value     22.25  46.02  -11.42  14.02   22.83  -1.49   -6.45  31.78   21.37
 Index
 Morningstar Small      20.58  42.71  -10.25  17.31   16.98   4.49   -6.99  30.04   25.53
 Value Category
 Average

PARTNERS SMALLCAP
VALUE FUND II
INSTITUTIONAL
(06/01/04)
Dimensional US Small
Cap Value Composite
 Russell 2000 Value     22.25  46.02  -11.42  14.02   22.83  -1.49   -6.45  31.78   21.37
 Index
 Morningstar Small      20.58  42.71  -10.25  17.31   16.98   4.49   -6.99  30.04   25.53
 Value Category
 Average

REAL ESTATE SECURITIES  34.11  38.38    7.86
FUND INSTITUTIONAL
(03/01/01)
Principal Capital -
REI Real Estate
Composite
 MSCI US REIT Index     31.49  36.74    3.64  12.83   26.81  -4.55  -16.90  18.58   35.89
 Morningstar Specialty  31.88  36.89    4.10   8.93   25.83  -3.35  -15.79  23.05   31.68
 - Real Estate
 Category Average

SMALLCAP BLEND FUND     16.46  42.91  -17.07
INSTITUTIONAL
(03/01/01)
Principal Global
Investors Small
Company Blend
Composite
 Russell 2000 Index     18.33  47.25  -20.48   2.49   -3.02  21.26   -2.55  22.36   16.50
 Morningstar Small      18.86  42.77  -16.17   8.41   12.84  18.18   -3.64  26.12   19.66
 Blend Category
 Average

SMALLCAP GROWTH FUND    14.70  48.44  -39.19
INSTITUTIONAL
(03/01/01)
Principal Global
Investors Small
Company Growth
Composite
 Russell 2000 Growth    14.31  48.53  -30.25  -9.23  -22.43  43.09    1.23  12.95   11.26
 Index
 Morningstar Small      12.09  45.00  -28.42  -9.02   -5.71  61.45    4.49  18.19   19.99
 Growth Category
 Average

SMALLCAP S&P 600 INDEX  22.34  38.24  -14.90
FUND INSTITUTIONAL
(03/01/01)
 S&P SmallCap 600       22.64  38.77  -14.63   6.54   11.80  12.40   -1.31  25.58   21.32
 Index
 Morningstar Small      18.86  42.77  -16.17   8.41   12.84  18.18   -3.64  26.12   19.66
 Blend Category
 Average

SMALLCAP VALUE FUND     19.96  43.64   -2.63
INSTITUTIONAL
(03/01/01)
Principal Global
Investors Small Cap
Value Composite
 Russell 2000 Value     22.25  46.02  -11.42  14.02   22.83  -1.49   -6.45  31.78   21.37
 Index
 Morningstar Small      20.58  42.71  -10.25  17.31   16.98   4.49   -6.99  30.04   25.53
 Value Category
 Average                ------------------------------------------------------------------

//
/(1)/
 Mellon Equity became co-sub-advisor
 of the Fund on 09/01/05





Principal Investors Fund                                              233
www.principal.com

PERFORMANCE RESULTS - DYNAMIC FUNDS


                               AVERAGE ANNUAL TOTAL RETURN
                               (THROUGH DECEMBER 31, 2005)

                                                           LIFE OF
                         YTD   1 YR   3 YR   5 YR   10 YR   FUND         2005
                        --------------------------------------------     -------
DIVERSIFIED
INTERNATIONAL FUND
INSTITUTIONAL
(03/01/01)              23.73  23.73  25.85    N/A    N/A    7.10        23.73
Principal Global
Investors
International Large
Cap Composite                                 5.37   9.00
 Citigroup BMI Global
 ex-US Index            19.59  19.59  28.09   8.09   7.79    9.85        19.59
 Morningstar Foreign
 Large Blend Category
 Average                14.55  14.55  21.30   2.93   6.47    4.82        14.55

INTERNATIONAL EMERGING
MKTS. FUND
INSTITUTIONAL
(03/01/01)              35.87  35.87  38.99    N/A    N/A   19.72        35.87
Principal Global
Investors
International Emerging
Markets Equity
Composite                                    19.58  12.61
 MSCI Emerging Markets
 Free Index - NDTR      34.00  34.00  37.84  19.08    N/A   18.64        34.00
 Morningstar
 Diversified Emerging
 Markets Category
 Average                31.64  31.64  36.05  18.59   7.88   18.17        31.64

INTERNATIONAL GROWTH
FUND INSTITUTIONAL
(12/06/00)              22.33  22.33  27.80   6.67    N/A    6.50        22.33
 CITI World Ex-US BMI
 Growth Index           17.18  17.18  24.60   4.04   6.29    6.57        17.18
 Morningstar Foreign
 Large Growth Category
 Average                15.27  15.27  21.66   2.15   5.69   18.17        15.27

PARTNERS GLOBAL EQUITY
FUND INSTITUTIONAL
(03/01/05)                N/A    N/A    N/A    N/A    N/A    9.89
JP Morgan Global
Equity (Segment)
Composite               10.56  10.56  18.02   3.38   7.30
 MSCI World Index - ND   9.49   9.49  18.69   2.19   7.04    8.57         9.49
 Morningstar World
 Stock Category
 Average                11.74  11.74  20.39   2.96   8.25   10.50        11.74

PARTNERS INTERNATIONAL
FUND INSTITUTIONAL
(12/29/03)              13.58  13.58    N/A    N/A    N/A   17.16        13.58
Fidelity International
Composite                             24.15   5.62   7.62
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND             13.54  13.54  23.68   4.56   5.84   16.84        13.54
 Morningstar Foreign
 Large Blend Category   14.55  14.55  21.30   2.93   6.47   15.89        14.55
 Average
                        --------------------------------------------     -------

                                               ANNUAL TOTAL RETURN
                                            (YEAR ENDED DECEMBER 31)


                        2004   2003    2002    2001    2000   1999    1998   1997    1996
                        -------------------------------------------------------------------
DIVERSIFIED             20.23  33.98  -16.38
INTERNATIONAL FUND
INSTITUTIONAL
(03/01/01)
Principal Global
Investors
International Large
Cap Composite
 Citigroup BMI Global   22.23  42.15  -13.81  -20.08  -12.04  28.75   17.27   2.62    8.70
 ex-US Index
 Morningstar Foreign    17.59  33.32  -16.91  -21.83  -16.02  40.08   13.55   5.99   12.31
 Large Blend Category
 Average

INTERNATIONAL EMERGING  25.91  56.95   -6.82
MKTS. FUND
INSTITUTIONAL
(03/01/01)
Principal Global
Investors
International Emerging
Markets Equity
Composite
 MSCI Emerging Markets  25.56  55.82   -6.18   -2.61
 Free Index - NDTR
 Morningstar            23.75  55.30   -5.90   -3.73  -31.11  71.86  -27.03  -3.68   13.35
 Diversified Emerging
 Markets Category
 Average

INTERNATIONAL GROWTH    22.78  38.97  -16.18  -21.06
FUND INSTITUTIONAL
(12/06/00)
 CITI World Ex-US BMI   19.34  38.42  -16.97  -24.13  -17.97  36.58   19.63   3.91    8.41
 Growth Index
 Morningstar Foreign    15.58  33.15  -19.15  -24.36  -20.88  52.48   14.80   6.99   13.88
 Large Growth Category
 Average

PARTNERS GLOBAL EQUITY
FUND INSTITUTIONAL
(03/01/05)
JP Morgan Global
Equity (Segment)
Composite
 MSCI World Index - ND  14.72  33.11  -19.89  -16.89  -13.18  24.93   24.34  15.76   13.48
 Morningstar World      15.06  34.82  -18.57  -15.95   -8.24  40.38   13.56  13.91   16.53
 Stock Category
 Average

PARTNERS INTERNATIONAL  20.49
FUND INSTITUTIONAL
(12/29/03)
Fidelity International
Composite
 MSCI EAFE (Europe,     20.25  38.59  -15.94  -21.44  -14.17  26.96   20.00   1.78    6.05
 Australia, Far East)
 Index - ND
 Morningstar Foreign    17.59  33.32  -19.15  -24.36  -20.88  52.48   14.80   6.99   13.88
 Large Blend Category
 Average                -------------------------------------------------------------------






234                                              Principal Investors Fund
                                                          1-800-547-7754

PERFORMANCE RESULTS - LIFETIME FUNDS




                              AVERAGE ANNUAL TOTAL RETURN
                              (THROUGH DECEMBER 31, 2005)

                                                         LIFE
                        YTD   1 YR  3 YR   5 YR  10 YR  OF FUND       2005
                        -----------------------------------------     ------
PRINCIPAL LIFETIME
2010 FUND
INSTITUTIONAL
(03/01/01)              5.57  5.57  11.91   N/A   N/A    6.44         5.57
 S&P 500 Index          4.91  4.91  14.38  0.54  9.07    1.84         4.91
 Lehman Brothers
 Aggregate Bond Index   2.43  2.43   3.62  5.87  6.17    5.54         2.43
 Morningstar
 Conservative
 Allocation Category
 Average                3.05  3.05   6.90  3.65  6.26    3.48         3.05

PRINCIPAL LIFETIME
2020 FUND
INSTITUTIONAL
(03/01/01)              7.66  7.66  13.71   N/A   N/A    6.83         7.66
 S&P 500 Index          4.91  4.91  14.38  0.54  9.07    1.84         4.91
 Lehman Brothers
 Aggregate Bond Index   2.43  2.43   3.62  5.87  6.17    5.54         2.43
 Morningstar Moderate
 Allocation Category
 Average                5.29  5.29  11.20  2.93  7.35    3.70         5.29

PRINCIPAL LIFETIME
2030 FUND
INSTITUTIONAL
(03/01/01)              8.37  8.37  14.67   N/A   N/A    6.45         8.37
 S&P 500 Index          4.91  4.91  14.38  0.54  9.07    1.84         4.91
 Lehman Brothers
 Aggregate Bond Index   2.43  2.43   3.62  5.87  6.17    5.54         2.43
 Morningstar Moderate
 Allocation Category
 Average                5.29  5.29  11.20  2.93  7.35    3.70         5.29

PRINCIPAL LIFETIME
2040 FUND
INSTITUTIONAL
(03/01/01)              8.82  8.82  15.25   N/A   N/A    6.56         8.82
 S&P 500 Index          4.91  4.91  14.38  0.54  9.07    1.84         4.91
 Lehman Brothers
 Aggregate Bond Index   2.43  2.43   3.62  5.87  6.17    5.54         2.43
 Morningstar Moderate
 Allocation Category
 Average                5.29  5.29  11.20  2.93  7.35    3.70         5.29

PRINCIPAL LIFETIME
2050 FUND
INSTITUTIONAL
(03/01/01)              9.34  9.34  16.13   N/A   N/A    5.64         9.34
 S&P 500 Index          4.91  4.91  14.38  0.54  9.07    1.84         4.91
 Lehman Brothers
 Aggregate Bond Index   2.43  2.43   3.62  5.87  6.17    5.54         2.43
 Morningstar Large
 Blend Category
 Average                5.77  5.77  14.00  0.50  8.12    1.82         5.77

PRINCIPAL LIFETIME
STRATEGIC INCOME FUND
INSTITUTIONAL
(03/01/01)              4.12  4.12  10.06   N/A   N/A    6.14         4.12
 S&P 500 Index          4.91  4.91  14.38  0.54  9.07    1.84         4.91
 Lehman Brothers
 Aggregate Bond Index   2.43  2.43   3.62  5.87  6.17    5.54         2.43
 Morningstar
 Conservative
 Allocation Category    3.05  3.05   6.90  3.65  6.26    3.48         3.05
 Average
                        -----------------------------------------     ------
                                              ANNUAL TOTAL RETURN
                                           (YEAR ENDED DECEMBER 31)


                        2004   2003    2002    2001   2000   1999   1998   1997    1996
                        -----------------------------------------------------------------
PRINCIPAL LIFETIME      11.76  18.79   -4.45
2010 FUND
INSTITUTIONAL
(03/01/01)
 S&P 500 Index          10.87  28.67  -22.11  -11.88  -9.11  21.04  28.58  33.36   22.96
 Lehman Brothers         4.34   4.11   10.26    8.42  11.63  -0.82   8.69   9.65    3.63
 Aggregate Bond Index
 Morningstar             5.71  12.79   -3.15   -0.81   4.40   7.15  11.63  14.86   10.65
 Conservative
 Allocation Category
 Average

PRINCIPAL LIFETIME      12.32  21.58   -7.00
2020 FUND
INSTITUTIONAL
(03/01/01)
 S&P 500 Index          10.87  28.67  -22.11  -11.88  -9.11  21.04  28.58  33.36   22.96
 Lehman Brothers         4.34   4.11   10.26    8.42  11.63  -0.82   8.69   9.65    3.63
 Aggregate Bond Index
 Morningstar Moderate    8.62  20.06  -11.48   -4.63   1.66  10.34   13.2  19.35   14.15
 Allocation Category
 Average

PRINCIPAL LIFETIME      12.83  23.31  -10.05
2030 FUND
INSTITUTIONAL
(03/01/01)
 S&P 500 Index          10.87  28.67  -22.11  -11.88  -9.11  21.04  28.58  33.36   22.96
 Lehman Brothers         4.34   4.11   10.26    8.42  11.63  -0.82   8.69   9.65    3.63
 Aggregate Bond Index
 Morningstar Moderate    8.62  20.06  -11.48   -4.63   1.66  10.34   13.2  19.35   14.15
 Allocation Category
 Average

PRINCIPAL LIFETIME      13.00  24.48  -12.61
2040 FUND
INSTITUTIONAL
(03/01/01)
 S&P 500 Index          10.87  28.67  -22.11  -11.88  -9.11  21.04  28.58  33.36   22.96
 Lehman Brothers         4.34   4.11   10.26    8.42  11.63  -0.82   8.69   9.65    3.63
 Aggregate Bond Index
 Morningstar Moderate    8.62  20.06  -11.48   -4.63   1.66  10.34   13.2  19.35   14.15
 Allocation Category
 Average

PRINCIPAL LIFETIME      13.29  26.44  -15.72
2050 FUND
INSTITUTIONAL
(03/01/01)
 S&P 500 Index          10.87  28.67  -22.11  -11.88  -9.11  21.04  28.58  33.36   22.96
 Lehman Brothers         4.34   4.11   10.26    8.42  11.63  -0.82   8.69   9.65    3.63
 Aggregate Bond Index
 Morningstar Large       9.96  26.72  -22.02  -13.68  -6.97  19.72  21.95  27.43   20.37
 Blend Category
 Average

PRINCIPAL LIFETIME      11.06  15.29   -1.69
STRATEGIC INCOME FUND
INSTITUTIONAL
(03/01/01)
 S&P 500 Index          10.87  28.67  -22.11  -11.88  -9.11  21.04  28.58  33.36   22.96
 Lehman Brothers         4.34   4.11   10.26    8.42  11.63  -0.82   8.69   9.65    3.63
 Aggregate Bond Index
 Morningstar             5.71  12.79   -3.15   -0.81   4.40   7.15  11.63  14.86   10.65
 Conservative
 Allocation Category
 Average                -----------------------------------------------------------------





Principal Investors Fund                                              235
www.principal.com

IMPORTANT NOTES TO THE APPENDIX


6 MONTH LIBOR (LONDON INTERBANK OFFERED RATE) INDEX is an average of the interest rate of U.S. dollar deposits, known as Eurodollars, of a stated maturity.


CITIGROUP BROAD MARKET (BMI) GLOBAL EX-US INDEX is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US$100 million and above.


CITIGROUP WORLD EX-US BROAD MARKET (BMI) GROWTH INDEX is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with growth characteristics and an available free float market cap of US$100 million and above.


LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.


LEHMAN BROTHERS GOVERNMENT/MORTGAGE INDEX is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities
(MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA and the FHLMC.


LEHMAN BROTHERS HIGH YIELD COMPOSITE BOND INDEX is an unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.


LEHMAN BROTHERS U.S. TREASURY BELLWETHERS 3 MONTH INDEX is composed of public obligations of the U.S. Treasury with a maturity of three months.


LEHMAN BROTHERS U.S. TREASURY TIPS (TREASURY INFLATION PROTECTION SECURITIES) INDEX is an unmanaged index of inflation-protected U.S. Treasury securities that will mature in one year or longer.


MERRILL LYNCH PREFERRED HYBRID INDEX an unmanaged index of investment grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX is an unmanaged index that measures the stock returns of companies in 26 developing countries.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) US REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.


MORNINGSTAR CONSERVATIVE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.


236                                              Principal Investors Fund
                                                          1-800-547-7754

MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY AVERAGE is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR FOREIGN LARGE GROWTH CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.


MORNINGSTAR HIGH YIELD BOND CATEGORY consists of High-Yield bond funds which concentrate on lower-quality bonds. These funds generally offer high yields than other types of funds - but they are also more vulnerable to economic and credit risk.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY AVERAGE is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.


MORNINGSTAR LARGE BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR LARGE GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR LARGE VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more-stable stock prices.


MORNINGSTAR LONG-TERM GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations of greater than or equal to 10 years.


MORNINGSTAR MID-CAP BLEND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR MID-CAP GROWTH CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR MID-CAP VALUE CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR MODERATE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


Principal Investors Fund                                              237
www.principal.com

MORNINGSTAR SHORT-TERM BOND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt and which have durations between 1 and 3.5 years.


MORNINGSTAR SMALL BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.


MORNINGSTAR SMALL GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR SMALL VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR ULTRA-SHORT BOND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of bond mutual funds that invest primarily in investment-grade U.S. fixed-income issues and have durations of less than one year.


MORNINGSTAR WORLD STOCK CATEGORY AVERAGE invest the majority of their assets in the U.S., Europe, and Japan, with the remainder divided among the globe's smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks.


RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.


RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.


RUSSELL 2000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.


RUSSELL 2000 INDEX is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.


RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL 2500 GROWTH INDEX is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Growth Index with higher price-to-book ratios and higher forecasted growth values.


RUSSELL MIDCAP INDEX is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.


RUSSELL MIDCAP VALUE INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.


238                                              Principal Investors Fund
                                                          1-800-547-7754

S&P 500 STOCK INDEX (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility and transportation companies.


S&P MIDCAP 400 INDEX is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX is an unmanaged index that consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


Principal Investors Fund                                              239
www.principal.com

 ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated March 1, 2006 which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on http:// www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572


240                                              Principal Investors Fund
                                                          1-800-547-7754

                       SUPPLEMENT DATED SEPTEMBER 22, 2006
           TO THE PROSPECTUSES FOR THE PRINCIPAL INVESTORS FUND, INC.
                              DATED MARCH 1, 2006
  (PLEASE NOTE THAT NOT ALL OF THESE FUNDS ARE OFFERED IN ALL SHARE CLASSES.)


WM GROUP OF FUNDS ACQUISITION


On July 25, 2006, the Principal Financial Group, Inc. ("PFG") and its subsidiary, Principal Management Corporation, entered into an agreement with Washington Mutual, Inc. ("WM") to acquire all of the outstanding stock of its subsidiaries, WM Advisors, Inc. ("WMA"), the investment advisor to the WM Group of Funds, WM Funds Distributors, Inc. and WM Shareholder Services, Inc. (the "Transaction"). On September 11, 2006, the Principal Investors Fund, Inc. ("PIF") Board of Directors approved the proposed merger with the WM Funds and resulting proposed reorganizations (the "Reorganizations") of the funds. Pursuant to the Reorganizations, each of the WM Funds (each, an "Acquired Fund") will combine with and into the following corresponding separate series of PIF (each, an "Acquiring Fund"), subject to various conditions including the approval of the shareholders of each Acquired Fund:

         WM ACQUIRED FUNDS                      PIF ACQUIRING FUNDS
WM TRUST I
 Equity Income Fund                   Equity Income Fund I /1/
 Growth & Income Fund                 Disciplined LargeCap Blend Fund /2/
 High Yield Fund                       High Yield Fund II /1/
 Income Fund                           Income Fund /1/
 Mid Cap Stock Fund                   MidCap Stock Fund /1/
 Money Market Fund                     Money Market Fund /2/
 REIT Fund                             Real Estate Securities Fund /2/
 Small Cap Value Fund                 Small Cap Value Fund /2/
 Tax-Exempt Bond Fund                 Tax-Exempt Bond Fund I /1/
 U.S. Government Securities Fund       Mortgage Securities Fund /1/
 West Coast Equity Fund               West Coast Equity Fund /1/
WM TRUST II
 California Insured                   California Insured Intermediate-Municipal
Intermediate-Municipal Fund          Fund /1/
 California Municipal Fund            California Municipal Fund /1/
 Growth Fund                           LargeCap Growth Fund /2/
 International Growth Fund            Diversified International Fund /2/
 Short Term Income Fund               Short-Term Income Fund /1/
 Small Cap Growth Fund                 SmallCap Growth Fund /2/
WM SAM PORTFOLIOS
 Balanced Portfolio                   SAM Balanced Portfolio /1/
 Conservative Balanced Portfolio      SAM Conservative Balanced Portfolio /1/
 Conservative Growth Portfolio        SAM Conservative Growth Portfolio /1/
 Flexible Income Portfolio            SAM Flexible Income Portfolio /1/
 Strategic Growth Portfolio           SAM Strategic Growth Portfolio /1/


It is currently expected that the Transaction will close in the fourth quarter of this calendar year, and that the Reorganizations will occur shortly thereafter.


Under the Reorganizations (i) all the assets and the stated liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for Class A, Class B, Class C and Institutional Class ("Class I") shares of the Acquiring Fund; (ii) holders of Class A, Class B, Class C and Class I shares of the Acquired Fund will receive, respectively, that number of Class A, Class B, Class C and Class I shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund will be liquidated and dissolved.
ZZ 23290

FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the Reorganization, the WM Funds and PIF will have received, in form and substance satisfactory to each, an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each Acquired Fund and its corresponding Acquiring Fund, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.


DISTRIBUTION OF INCOME AND GAINS. . Prior to the Reorganization, each Acquired Fund whose taxable year will end as a result of the Reorganization generally is required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to such shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder's taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.


Moreover, if an Acquiring Fund has realized net investment income or net capital gains but has not distributed such income or gains prior to the Reorganization, and you acquire shares of such Acquiring Fund in the Reorganization, a portion of your subsequent distributions from the Acquiring Fund will, in effect, be a taxable return of part of your investment. Similarly, if you acquire Acquiring Fund shares in the Reorganization when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Acquiring Fund sells the appreciated securities and distributes the realized gain. The Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each Reorganization is not conditioned upon the closing of the others. However, one of the conditions to the closing of the Transaction is that shareholders of each of the following Acquired Funds (as well as certain other funds advised by WMA) approve the Reorganization: Conservative Balanced Portfolio, Flexible Income Portfolio, Balanced Portfolio, Conservative Growth Portfolio, Strategic Growth Portfolio, U.S. Government Securities Fund, Growth & Income Fund, Income Fund, Mid Cap Stock Fund, High Yield Fund, West Coast Equity Fund, International Growth Fund, Growth Fund, Short Term Income Fund and Equity Income Fund. If shareholders of any of these funds do not approve the Reorganization, PFG, in its discretion, may elect not to consummate the Transaction, in which case the Reorganization will not take place as to any Acquired Funds.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Funds, or to receive a free copy of a prospectus/ proxy statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.
ZZ 23290

OTHER REORGANIZATIONS


On September 11, 2006, the Principal Investors Fund, Inc. ("PIF") Board of Directors approved proposed reorganizations (the "PIF Reorganizations") of several of its series. Pursuant to the PIF Reorganizations, each of the Partners LargeCap Growth Fund, Tax-Exempt Bond Fund and Equity Income Fund (each, a "PIF Acquired Fund") will combine with and into the following corresponding separate series of PIF (each, a "PIF Acquiring Fund"), subject to various conditions including the approval of the shareholders of each PIF Acquired Fund:

         PIF ACQUIRED FUNDS                      PIF ACQUIRING FUNDS
 Equity Income Fund                     Equity Income Fund I /3/
 Partners LargeCap Growth Fund          Partners LargeCap Growth Fund II
 Tax-Exempt Bond Fund                   Tax-Exempt Bond Fund I /3/


It is currently expected that the PIF Reorganizations will occur shortly after the end of the year.


Under the PIF Reorganizations (i) all the assets and the stated liabilities of each PIF Acquired Fund will be transferred to the PIF Acquiring Fund in exchange for Class A, Class B, Class J, Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Advisors Signature and Institutional Class ("Class I") shares of the PIF Acquiring Fund; (ii) holders of Class A, Class B, Class J, Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Advisors Signature Class and Class I shares of the PIF Acquired Fund will receive, respectively, that number of Class A, Class B, Class J, Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Advisors Signature and Class I shares of the PIF Acquiring Fund equal in value at the time of the exchange to the value of the holder's PIF Acquired Fund shares at such time; and (iii) the PIF Acquired Fund will be liquidated and dissolved.


FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the PIF Reorganization, PIF will have received, in satisfactory form and substance, an opinion from counsel substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each PIF Acquired Fund and its corresponding PIF Acquiring Fund, for federal income tax purposes: (1) the PIF Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the PIF Acquired Fund or the PIF Acquiring Fund upon the transfer of the assets and liabilities, if any, of the PIF Acquired Fund to the PIF Acquiring Fund solely in exchange for shares of the PIF Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the PIF Acquired Fund upon the exchange of such PIF Acquired Fund's shares solely for shares of the PIF Acquiring Fund; (4) the holding period and tax basis of the shares of the PIF Acquiring Fund received by each holder of shares of the PIF Acquired Fund pursuant to the PIF Reorganization will be the same as the holding period and tax basis of the shares of the PIF Acquired Fund held by the shareholder (provided the shares of the PIF Acquired Fund were held as a capital asset on the date of the PIF Reorganization) immediately prior to the PIF Reorganization; and (5) the holding period and tax basis of the assets of the PIF Acquired Fund acquired by the PIF Acquiring Fund will be the same as the holding period and tax basis of those assets to the PIF Acquired Fund immediately prior to the PIF Reorganization.


DISTRIBUTION OF INCOME AND GAINS. . Prior to the PIF Reorganization, each PIF Acquired Fund whose taxable year will end as a result of the PIF Reorganization generally is required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the PIF Reorganization. Such distributions will be made to such shareholders before the PIF Reorganization. A PIF Acquired Fund shareholder will be required to include any such distributions in such shareholder's taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the PIF Reorganization not occurred.


Moreover, if a PIF Acquiring Fund has realized net investment income or net capital gains but has not distributed such income or gains prior to the PIF Reorganization, and you acquire shares of such PIF Acquiring Fund in the PIF Reorganization, a portion of your subsequent distributions from the PIF Acquiring Fund will, in effect, be a taxable return of part of your investment.
 Similarly, if you acquire PIF Acquiring Fund shares in the PIF Reorganization when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the PIF Acquiring Fund sells the appreciated securities and distributes the realized gain. The PIF Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation. ZZ 23290

The foregoing is only a summary of the principal federal income tax consequences of the PIF Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the PIF Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the PIF Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each PIF Reorganization is not conditioned upon the closing of the other PIF Reorganizations. However, the PIF Reorganizations of the Equity Income Fund and the Tax-Exempt Bond Fund may not occur if the Transaction described above under WM Group of Funds Acquisition does not occur.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any PIF Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the PIF Acquiring Funds, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the PIF Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.
____________________________
   /1/ These Acquiring Funds are newly-organized funds that will commence operations in connection with the Reorganization. It is expected that the WMA portfolio management team managing each corresponding Acquired Fund will continue to manage the Acquiring
   Fund as sub-advisor, and that the Acquired Fund will be the survivor for accounting and performance reporting purposes.

   /2 /These Acquiring Funds are existing PIF Funds into which the relevant WM Fund will be merged; the portfolio management teams for those funds will be different from those of the corresponding
   Acquired Funds.

   /3/ These PIF Acquiring Funds are newly-organized funds that will commence operations in connection with the PIF Reorganization; the portfolio management teams for those funds will be different from those of the corresponding PIF Acquired Funds.

PARTNERS LARGECAP GROWTH FUND
On September 11, 2006, the Fund's Board of Directors approved replacing the Fund's sub-advisor Grantham, Mayo, Van Otterloo & Co. with American Century Investment Management, Inc. ("American Century"). American Century was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111. As of December 31, 2005, American Century managed $100.9 billion in assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.



E.A. PRESCOTT LEGARD, CFA. . Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.



GREGORY J. WOODHAMS, CFA. Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor's degree in Economics from Rice University and a Master's degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.
ZZ 23290

The following changes to the Fund's investment strategy will be made as a result of the change of sub-advisors.


MAIN STRATEGIES
Under normal markets, the Partners LargeCap Growth Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of June 30, 2006, the range was between approximately $1.6 billion and $364.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

American Century selects stocks of companies they believe will increase in value over time using a growth investment strategy they developed. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace. Accelerating growth is shown, for example, by growth that exhibits a higher positive rate of change this quarter than last or this year than the year before. It also includes companies whose growth rates, although still negative, are less negative than prior periods. The American Century strategy is based on the premise that, over the long-term, the stocks of companies with accelerating earnings and revenues have a greater than average chance to increase in value.


American Century uses a bottom-up approach to select securities to buy for the Fund. This means that American Century makes its investment decisions based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using its extensive database, American Century tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help American Century select or hold the securities of companies they believe will be able to sustain accelerating growth and sell the securities of companies whose growth begins to slow down.


American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in securities regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, non-leveraged futures contracts and options and other similar securities. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. In addition, up to 25% of Fund assets may be invested in foreign securities.


PARTNERS MIDCAP VALUE FUND
PARTNERS SMALLCAP GROWTH FUND II
As communicated to you in a prospectus supplement dated June 16, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") began serving as an additional sub-advisor to the Partners MidCap Value Fund and Essex Investment Management Company, LLC ("Essex") began serving as an additional sub-advisor for the Partners SmallCap Growth Fund II.

Following are revised fund descriptions for these two Funds which incorporate information with regard to the processes these new sub-advisors will follow when managing their portions of the respective Fund portfolios.
PARTNERS MIDCAP VALUE FUND
The Fund seeks long-term growth of capital. The Manager has selected Neuberger Berman and Jacobs Levy as Sub-Advisors to the Fund.

MAIN STRATEGIES
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of June 30, 2006, this range was between approximately $1.7 billion and $15.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies. ZZ 23290

Neuberger Berman, the Sub-Advisor, selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


Jacobs Levy, the Sub-Advisor, selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Their approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process they refer to as "disentangling." The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.


Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.
ZZ 23290

INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

PARTNERS SMALLCAP GROWTH FUND II
The Fund seeks long-term growth of capital. The Manager has selected UBS Global AM, Emerald and Essex as Sub-Advisors to the Fund.

MAIN STRATEGIES
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of June 30, 2006, this range was between approximately $83 million and $2.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Fund will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Fund will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.
ZZ 23290

MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries .




INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.
PARTNERS MIDCAP GROWTH FUND
Effective October 1, 2006, Tara Hedlund and Jason Schrotberger will serve as co-portfolio managers for the Fund, replacing William McVail and Robert Turner. Ms. Hedlund and Mr. Schrotberger will act as co-portfolio managers for the Fund along with Christopher McHugh who was been on the Fund's portfolio management team since the Fund began in December of 2000.


TARA R. HEDLUND, CFA, CPA . Joining the company in 2000, Ms. Hedlund is a security analyst/portfolio manager at Turner Investment Partners. She covers stocks in the technology & telecommunications sector. Ms. Hedlunc has eleven years of investment experience and prior to joining Turner, she was an audit engagement senior at Arthur Andersen LLP. Ms. Hedlund earned a BBS in Accountancy from Villanova University. She has earned the right to use the Chartered Financial Analyst designation.
ZZ 23290

JASON D. SCHROTBERGER, CFA . Joining the company in 2001, Mr. Schrotberger is a security analyst/portfolio manager at Turner Investment Partners. He covers stocks in the consumer sector. Mr. Schrotberger has twelve years of investment experience and prior to joining Turner, he was an investment analyst at BlackRock Financial Management. Mr. Schrotberger earned a BA in Economics from Denison University and an MBA in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

PRINCIPAL LIFETIME 2010 FUND
PRINCIPAL LIFETIME 2020 FUND
PRINCIPAL LIFETIME 2030 FUND
PRINCIPAL LIFETIME 2040 FUND
PRINCIPAL LIFETIME 2050 FUND
PRINCIPAL LIFETIME STRATEGIC INCOME FUND

The main strategies section for each of the above-named Funds has been changed as follows:


MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic, foreign equity, fixed-income markets and other asset classes.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Fund. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Fund. In deciding the asset allocation of the Fund's assets, the Manager and Sub-Advisor consider long-term asset class returns and within each asset class, the Manager considers a variety of factors including expected returns, expense levels, diversification and appropriate levels of risk within each asset class. Principal is also responsible for employing an active rebalancing strategy. This strategy identifies asset classes that appear attractive or unattractive over shorter time period. These views may lead to cash flows or Fund assets being directed to move underlying fund weights closer to their target position.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds, their respective target weights and the cash flow allocations and any transfers of Fund assets needed. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Fund invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Fund circumstances change allocations.


In allocating Fund assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Fund must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Fund's allocation among the underlying funds so that within ten to fifteen years after the target year, the Fund's underlying fund allocation matches that of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.





ZZ 23290


                         SUPPLEMENT DATED JUNE 16, 2006
            TO THE PROSPECTUS FOR THE PRINCIPAL INVESTORS FUND, INC.
                                 CLASS J SHARES
                              DATED MARCH 1, 2006

PARTNERS MIDCAP VALUE FUND
Effective on or about June 30, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") is an additional sub-advisor for the Partners MidCap Value Fund.

Jacobs Levy Equity Management, Inc. provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients and currently manages about $20 billion in assets.


Day-to-day portfolio management is performed by the two founders of Jacobs Levy, Bruce Jacobs and Ken Levy. Mr. Jacobs and Mr. Levy are well-known for their research and academic publications on investment theory and practice. Together, they serve as portfolio managers for the portion of the Fund's portfolio allocated by the Manager to Jacobs Levy for management and are responsible for research, security selection, portfolio construction and trading.



BRUCE JACOBS . Mr. Jacobs serves as co-chief investment officer, portfolio manager and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was a First Vice President of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operation Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University and an MA in Applied Economics and Ph.D. in Finance from the University of Pennsylvania's Wharton School.



KEN LEVY, CFA . Mr. Levy serves as co-chief investment officer, portfolio manager and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Asset Management Company. He earned a BA in Economics from Cornell University, an MBA and an MA in Business Economics from the University of Pennsylvania's Wharton School and has completed all requirements short of the dissertation for a Ph.D. at Wharton. He has earned the right to use the Chartered Financial Analyst designation.

PARTNERS SMALLCAP GROWTH FUND II
Effective on or about June 30, 2006, Essex Investment Management Company, LLC ("Essex") is an additional sub-advisor for the Partners SmallCap Growth Fund II.

Essex Investment Management Company, LLC ("Essex") is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. As of March 31, 2006, Essex had a total of $3.95 billion in assets under management.


Day-to-day portfolio management is performed by Nancy B. Prial.



NANCY B. PRIAL, CFA . Ms. Prial is a Portfolio Manager on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graded from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

                        SUPPLEMENT DATED MAY 25, 2006
        TO THE PRINCIPAL INVESTORS FUND, INC. CLASS J SHARES PROSPECTUS
                              DATED MARCH 1, 2006

SMALLCAP BLEND FUND
Effective March 20, 2006, Thomas Morabito, CFA, was named as the individual responsible for day-to-day fund management for the SmallCap Blend Fund, replacing Todd Sanders, CFA.


THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.


Effective May 19, 2006, Phil Nordhus, was appointed as co-Portfolio Manager for the SmallCap Blend Fund. Going forward, Mr. Nordhus and Mr. Morabito are the individuals responsible for day-to-day fund management.



PHIL NORDHUS, CFA. . Mr. Nordhus joined Principal in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor's degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.

                        SUPPLEMENT DATED APRIL 11, 2006
               TO THE PRINCIPAL INVESTORS FUND, INC. PROSPECTUSES
                              DATED MARCH 1, 2006

SMALLCAP BLEND FUND
Effective March 20, 2006, Thomas Morabito, CFA, has been named as the individual responsible for day-to-day fund management for the SmallCap Blend Fund, replacing Todd Sanders, CFA.


THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

                        SUPPLEMENT DATED MARCH 20, 2006
                     TO THE PRINCIPAL INVESTORS FUND, INC.
                        PROSPECTUSES DATED MARCH 1, 2006

          At its March 13, 2006 meeting, the Board of Directors of Principal Investors Fund approved a reallocation of portfolio management responsibilities between Principal and the Manager with regard to the Principal LifeTime Funds. As described more fully below, Principal will be responsible for the asset allocation function with regard to the LifeTime Funds while the Manager will be responsible for choosing the funds in which the LifeTime Funds invest.

PRINCIPAL LIFETIME 2010
PRINCIPAL LIFETIME 2020
PRINCIPAL LIFETIME 2030
PRINCIPAL LIFETIME 2040
PRINCIPAL LIFETIME 2050
The main strategies section for each of the above-named funds has been changed as follows:


MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Fund. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Fund. In deciding how to allocate the Fund's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Fund assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Fund invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Fund circumstances change allocations.


In allocating Fund assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Fund must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Fund's asset allocation so that within five to ten years after the target year, the Fund's asset allocation matches that of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.

PRINCIPAL LIFETIME STRATEGIC INCOME FUND
The main strategies section for the above-named fund has been changed as follows:

MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. Most of the Fund's assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing markets through their investments in fixed-income securities, "hybrid" securities - such as real estate and preferred securities, which may produce current income as well as capital gains - and dividend generating domestic and foreign stocks.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Fund. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Fund. In deciding how to allocate the Fund's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Fund assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Fund invests.


In allocating Fund assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's: organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.



Doug Loeffler is the individual currently responsible for the day-to-day management of the investment advisory services Principal Management Corporation provides to the six above-named Funds.



DOUG LOEFFLER, CFA . Mr. Loeffler is a Vice President with Principal Management Corporation. He is the senior member of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program. He is responsible for preparing periodic evaluation reports including both qualitative and quantitative analysis. Mr. Loeffler participates in the manager selection process and portfolio reviews. Joining Principal Management Corporation in 2004, he has 16 years of investment experience including 14 years in the mutual fund industry (Scudder and Founders Asset Management). His background includes quantitative analysis, fundamental analysis and portfolio management focusing on non-U.S. stocks. Mr. Loeffler earned an MBA in Finance at the University of Chicago and a degree in Economics from Washington State University. He has earned the right to use the Chartered Financial Analyst designation.

                         PRINCIPAL INVESTORS FUND, INC.



                                    CLASS J


 This Prospectus describes a mutual fund organized by Principal Life Insurance
                        Company/(R) /("Principal Life").



               The date of this Prospectus is March 1, 2006.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS



Fund Descriptions.......................................................

 Fixed Income Funds
  Money Market Fund.....................................................

  Short-Term Bond Fund f/k/a High Quality Short-Term Bond Fund..........

  Ultra Short Bond Fund f/k/a Capital Preservation Fund .................


 Conservative Funds
  Bond & Mortgage Securities Fund.......................................

  Government & High Quality Bond Fund f/k/a Government Securities Fund ..

  High Quality Intermediate-Term Bond Fund..............................

  Inflation Protection Fund.............................................

  Preferred Securities Fund.............................................


 Moderate Funds
  LargeCap Growth Fund..................................................

  LargeCap S&P 500 Index Fund...........................................

  LargeCap Value Fund...................................................

  MidCap Value Fund.....................................................

  Partners LargeCap Blend Fund..........................................

  Partners LargeCap Blend Fund I........................................

  Partners LargeCap Growth Fund.........................................

  Partners LargeCap Growth Fund I.......................................

  Partners LargeCap Growth Fund II......................................

  Partners LargeCap Value Fund..........................................

  Partners MidCap Value Fund............................................


 Aggressive Funds
  MidCap Blend Fund.....................................................

  MidCap Growth Fund....................................................

  MidCap S&P 400 Index Fund.............................................

  Partners MidCap Growth Fund...........................................

  Partners SmallCap Growth Fund I.......................................

  Partners SmallCap Growth Fund II......................................

  Partners SmallCap Value Fund..........................................

  Real Estate Securities Fund...........................................

  SmallCap Blend Fund...................................................

  SmallCap Growth Fund..................................................

  SmallCap S&P 600 Index Fund...........................................

  SmallCap Value Fund...................................................


 Dynamic Funds
  Diversified International Fund........................................

  International Emerging Markets Fund...................................

  International Growth Fund .............................................


 Principal LifeTime Funds
  Principal LifeTime 2010 Fund..........................................

  Principal LifeTime 2020 Fund..........................................

  Principal LifeTime 2030 Fund..........................................

  Principal LifeTime 2040 Fund..........................................

  Principal LifeTime 2050 Fund..........................................

  Principal LifeTime Strategic Income Fund..............................


2                                                Principal Investors Fund
                                                          1-800-247-4123

General Information

 The Costs of Investing.................................................

 Certain Investment Strategies and Related Risks........................

 Management, Organization and Capital Structure.........................

 Pricing of Fund Shares.................................................

 How to Buy Fund Shares.................................................

 How to Redeem (Sell) Shares............................................

 How to Exchange Shares Among Principal Investors Funds.................

 Dividends and Distributions............................................

 General Information About a Fund Account...............................

 Portfolio Holdings Information.........................................

 Financial Highlights...................................................

Appendix A..............................................................

Additional Information..................................................


Principal Investors Fund                                                3
www.principal.com

The Principal Investors Funds have been divided into categories. The working definition of each category is shown below:


STABLE
Investment options that historically have had lower earnings over longer periods of time and have not changed much in value over short periods of time as compared to the other categories. Examples are money market, some short-term bond and stable value investment options.

CONSERVATIVE
Investments, including government securities, mortgage-backed securities, and corporate bonds, that change in value as interest rates change. They are generally less volatile than stocks.

MODERATE
In general, these are stocks of large U.S. companies. In the past, they have been more volatile than corporate and government bonds. Balanced investments (that include both stocks and bonds) are also considered to be moderate investment options.

AGGRESSIVE
Although there are exceptions, these investments are generally stocks of small and medium-size U.S. companies. These investments can change in value very quickly over short time periods.

DYNAMIC
In general, theses are stocks of foreign companies. These investments have additional risks associated with foreign investing, such as currency risk, and can change in value very quickly over short-term periods.

PRINCIPAL LIFETIME
The Principal LifeTime Funds invest in a combination of Principal Investors Funds (the underlying funds). Each Principal LifeTime Fund may invest in the equity, fixed-income and money market funds and allocates its assets among the underlying funds according to an asset allocation strategy. The Principal LifeTime Strategic Income Fund is designed for investors already in retirement. Each of the other Principal LifeTime Funds seek to become increasingly conservative as the Fund approaches its target retirement date.
   For example: The Principal LifeTime 2030 Fund, with a target retirement year that is nearly 30 years away, has a relatively aggressive target asset allocation. The Principal LifeTime 2010 Fund, with a target retirement year that is less than ten years away, has a relatively conservative target asset allocation.


4                                                Principal Investors Fund
                                                          1-800-247-4123

FUND DESCRIPTIONS


Principal Investors Fund, Inc. is comprised of many investment portfolios ("Funds"). Principal Management Corporation*, the "Manager" of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Fund.


The Manager has selected a Sub-Advisor for each Fund based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Sub-Advisor for each Fund is shown with the Fund's description on the following pages.


The Sub-Advisors are:

.. Alliance Capital Management, L.P. ("Alliance")
.. AllianceBernstein Investment Research and Management ("Bernstein")
.. American Century Investment Management, Inc. ("American Century")
.. Ark Asset Management Co., Inc. ("Ark Asset")
.. Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHMS")
.. BNY Investment Advisors ("BNY")
.. Columbus Circle Investors ("CCI")*
.. Emerald Advisers, Inc. ("Emerald")
.. Goldman Sachs Asset Management LP ("GSAM")
.. Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")
.. Los Angeles Capital Management and Equity Research, Inc. ("LA Capital")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. Principal Real Estate Investors, LLC ("Principal - REI")*
.. Spectrum Asset Management, Inc. ("Spectrum")*
.. T. Rowe Price Associates, Inc. ("T. Rowe Price")
.. Turner Investment Partners, Inc. ("Turner")
.. UBS Global Asset Management (Americas) Inc. ("UBS Global AM")
.. Wellington Management Company, LLP ("Wellington Management")
  * Principal Management Corporation, CCI, Principal, Principal - REI, Princor Financial Services Corporation ("Princor"), Principal Life and Spectrum are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group/(R)/.


CLASS J SHARES
Class J shares of each of these Funds are available through this Prospectus. This class is currently available only through registered representatives of:
.. Princor who are also employees of Principal Life (These registered representatives are sales counselors of Principal Connection, a distribution channel used to directly market certain products and services of the companies of the Principal Financial Group.);
.. Princor selling Class J shares as a result of certain plan or contract terminations;
.. selected broker/dealers selling Class J shares in conjunction with the
  Principal Income IRA or 403(b) plans or health savings accounts;
.. registered representatives of Princor and of selected broker/dealers selling
  Class J shares in conjunction with payroll deduction plans; and .. selected broker-dealers with which Princor has entered into a selling agreement.

Class J shares are offered only:
.. to individuals (and his/her spouse) who receive lump sum distributions from terminating retirement or employee welfare benefit plans or contracts sponsored by Principal Life; and
.. to customers of Principal Connection.

Class J shares of the MidCap Value, Preferred Securities and SmallCap Value Funds are available through Principal Passage, a fee-based brokerage account. Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.


Principal Investors Fund                                                5
www.principal.com

For more information about Class J shares of the Funds, please call the Connection at 1-800-247-8000, extension 411.


In the description for each Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections describe each Fund's investment objective and summarize how each Fund intends to achieve its investment objective. The Board of Directors may change a Fund's objective or the principal investment policies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund's investment objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The sections also describe each Fund's primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Fund is designed to be a portion of an investor's portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included with each Fund that has annual returns for a full calendar year. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


Call the Principal Investors Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Fund.


FEES AND EXPENSES

The annual operating expenses for each Fund are deducted from that Fund's assets (stated as a percentage of Fund assets). Each Fund's operating expenses are shown with the description of the Fund and are stated as a percentage of Fund assets. A discussion of fees and expenses appears later in the Prospectus under the caption "The Costs of Investing."

The description of each Fund includes examples of the costs associated with investing in the Fund. The examples are intended to help you compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return each year and that the Fund's operating expenses remain the same. Your actual costs of investing in a particular Fund may be higher or lower than the costs assumed for purposes of the examples.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may


6                                                Principal Investors Fund
                                                          1-800-247-4123
  not be relied upon as having been made by the Principal Investors Fund, a Fund, the Manager, any Sub-Advisor or Princor.
.. Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Principal Investors Fund                                                7
www.principal.com

MONEY MARKET FUND
The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Sub-Advisor, Principal, believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Fund shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Fund's stream of income and decrease the Fund's yield.


8                                                Principal Investors Fund
                                                          1-800-247-4123

INTEREST RATE RISK . The value of the Fund's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Sub-Advisor to be creditworthy. Default or insolvency of the other party is a potential risk to the Fund.


U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.


Principal Investors Fund                                                9
www.principal.com

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"0.53

"2003"0.01


"2004"0.2


"2005"2.2




LOGO

Year-to-date return as of December 31, 2005 for Class J is 2.20%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '05                                      0.80%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                      0.00%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR       LIFE OF FUND*
 CLASS J .................................
                                                 1.20              1.08
 Lehman Brothers U.S. Treasury Bellwethers
 3 Month Index ...........................       3.08              2.20
   Index performance does not reflect deductions for fees, expenses or taxes.
  To obtain the Fund's current yield, call
  1-800-547-7754

 *Lifetime results are measured from the date the Class J shares were first sold. (March 1, 2001)


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                      CLASS J
 Management Fees....................   0.40%
 12b-1 Fees* .......................   0.25
 Other Expenses.....................   0.50
                                       ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES   1.15%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                            1        3        5         10            1       3       5          10
 CLASS J                               $217     $365     $633     $1,398          $117    $365    $633     $1,398



10                                               Principal Investors Fund
                                                          1-800-247-4123

SHORT-TERM BOND FUND
The Fund seeks to provide current income.

MAIN STRATEGIES
The Fund invests primarily in short-term fixed-income securities. Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


The Fund may invest up to 15% of its assets in below-investment-grade fixed-income securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see "High Yield Securities" in the section of the prospectus entitled "Certain Investment Strategies and Related Risks)


The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Fund invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Fund normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the


Principal Investors Fund                                               11
www.principal.com

Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.


HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks")


DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.


ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 110.8%.


12                                               Principal Investors Fund
                                                          1-800-247-4123

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


Principal Investors Fund                                               13
www.principal.com

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"6.77

"2003"1.81


"2004"0.45


"2005"1.42




LOGO

Year-to-date return as of December 31, 2005 for Class J is 1.42%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                      3.08%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                     -1.70%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                       LIFE OF FUND*
 CLASS J (BEFORE TAXES)                0.44                              2.95
     (AFTER TAXES ON
     DISTRIBUTIONS)....               -0.69                              1.65
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                0.28                              1.74
 Lehman Brothers Mutual
 Fund 1-5 Gov't/Credit
 Index ................                1.44                              4.38
 Morningstar Short-Term
 Bond Category Average                 1.43                              3.45
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 *Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                      CLASS J
 Management Fees....................   0.40
 12b-1 Fees.........................   0.50
 Other Expenses.....................   0.28
                                       ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES   1.27



 EXAMPLE

 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The


14                                               Principal Investors Fund
                                                          1-800-247-4123

 Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                             IF YOU SELL YOUR SHARES              IF YOU DO NOT SELL
                                                                                                                     YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                             1        3        5         10            1       3  10
 CLASS J                                                                $229     $403     $697     $1,534          $129    $403  $69



Principal Investors Fund                                               15
www.principal.com

ULTRA SHORT BOND FUND F/K/A CAPITAL PERSERVATION FUND
The Fund seeks current income while seeking capital preservation.

MAIN STRATEGIES
The Fund invests primarily in high quality, short-term fixed-income securities. Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of not more than 2.5 years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


In addition, though the Fund invests primarily in investment grade securities, Principal may invest up to 15% of the Fund's assets in high yield securities ("junk bonds") rated CCC or higher by Moody's or Standard & Poor's or, if unrated, determined by Principal to be of comparable quality.


The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. Reverse repurchase agreements are considered to be borrowings by the Fund and are subject to the Fund's restrictions on borrowing. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest earned.


Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


During the fiscal year ended October 31, 2005, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):


21.63% in securities      21.77% in securities       0.00% in securities rated
rated Aaa                 rated Baa                  Caa
12.84% in securities      4.64% in securities rated  0.00% in securities rated
rated Aa                  Ba                         Ca
38.62% in securities      0.50% in securities rated
rated A                   B




The above percentages for Aa, A and Baa rated securities include unrated securities in the amount of 0.18%, 0.43%, and 0.58%. respectively, which have been determined by the Manager to be of comparable quality.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Fund invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.


16                                               Principal Investors Fund
                                                          1-800-247-4123

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Fund normally is less than one year and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.


DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.


Principal Investors Fund                                               17
www.principal.com

ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 54.9%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


18                                               Principal Investors Fund
                                                          1-800-247-4123

Principal has been the Fund's Sub-Advisor since June 15, 2001.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"3.12

"2003"2.18


"2004"1.74


"2005"2.14




 LOGO

 The year-to-date return as of December 31, 2005 for Class J is 2.14%.
 On July 29, 2004, the Fund converted to a money market fund. On May 27,
 2005, the Fund converted to an ultra short term bond fund.
   HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q3 '05                                     0.74%
   LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
   Q4 '04                                     0.23%


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                       LIFE OF FUND*
 CLASS J (BEFORE TAXES)               1.15                               2.45
     (AFTER TAXES ON
     DISTRIBUTIONS.....               0.25                               1.51
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               0.74                               1.52
 6-Month LIBOR Index ..               3.33                               2.25
 Morningstar Ultrashort
 Bond Category Average                2.49                               2.35
   Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  *Lifetime results are measured from the date the Class J shares were first sold (June 15,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees....................          0.40
 12b-1 Fees.........................          0.50
 Other Expenses.....................          0.26
                                              ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES          1.16
  The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally paid by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.20%.

 (expenses that are deducted from Fund assets) as of October 31, 2005

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The


Principal Investors Fund                                               19
www.principal.com

 Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $218     $368     $638     $1,409          $118    $368    $638     $1,409




20                                               Principal Investors Fund
                                                          1-800-247-4123

BOND & MORTGAGE SECURITIES FUND
The Fund seeks to provide current income.

MAIN STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).

The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Fund may actively trade securities in an attempt to achieve its investment objective.


During the fiscal year ended October 31, 2005, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

59.35% in securities      14.61% in securities       0.56% in securities rated
rated Aaa                 rated Baa                  Caa
5.95% in securities       3.30% in securities rated  0.06% in securities rated
rated Aa                  Ba                         Ca
12.55% in securities      3.60% in securities rated  0.02% in securities rated
rated A                   B                          C




The above percentages for Aaa, Baa, Ba and B rated securities includes 0.02%, 0.01%, 0.01%, and 0.03% respectively of unrated securities which have been determined by the manager to be of comparable quality.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Fund. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates.


Principal Investors Fund                                               21
www.principal.com

Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



PORTFOLIO DURATION. . The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.


22                                               Principal Investors Fund
                                                          1-800-247-4123

HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 202.1%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


Principal Investors Fund                                               23
www.principal.com

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"8.22

"2003"3.27


"2004"3.89


"2005"1.9



LOGO

The year-to-date return as of December 31, 2005 for Class J is 1.90%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                     4.03%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -2.50%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                       LIFE OF FUND*
 CLASS J (BEFORE TAXES)                0.91                              4.35
     (AFTER TAXES ON
     DISTRIBUTIONS) ...               -0.24                              2.99
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                0.59                              2.89
 Lehman Brothers
 Aggregate Bond Index .                2.43                              5.54
 Morningstar
 Intermediate-Term Bond
 Category Average......                1.79                              4.92
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  *Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005


 Management Fees...................     0.54
 12b-1 Fees........................     0.50
 Other Expenses*...................     0.48
                                        ----
  TOTAL ANNUAL FUND OPERATING EXPENSES  1.52


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The


24                                               Principal Investors Fund
                                                          1-800-247-4123

 Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                         IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL
                                                                                                                   YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                         1        3        5         10            1       3      10
 CLASS J                                                            $255     $480     $829     $1,813          $155    $480    $82$1



Principal Investors Fund                                               25
www.principal.com

GOVERNMENT & HIGH QUALITY BOND FUND F/K/A GOVERNMENT SECURITIES FUND The Fund seeks to provide current income.

MAIN STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Fund relies on the professional judgment of Principal to make decisions about the Fund's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Fund may also hold cash and cash equivalents. The size of the Fund's cash position depends on various factors, including market conditions and purchases and redemptions of Fund shares. A large cash position could impact the ability of the Fund to achieve its objective but it also would reduce the Fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not affect interest income on securities already held by the Fund, but are reflected in the Fund's price per share. Since the magnitude of these fluctuations generally is greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying


26                                               Principal Investors Fund
                                                          1-800-247-4123
mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Fund.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 542.3%.


INVESTOR PROFILE
The Fund may be an appropriate for investors seeking diversification by investing in a fixed-income mutual fund.


Principal Investors Fund                                               27
www.principal.com

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"7.75

"2003"0.83


"2004"2.8


"2005"1.4



LOGO

The year-to-date return as of December 31, 2005 for Class J is 1.40%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '02                                     3.11%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -1.78%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                       LIFE OF FUND*
 CLASS J (BEFORE TAXES)                0.41                              3.49
     (AFTER TAXES ON
     DISTRIBUTIONS)....               -0.66                              2.13
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                0.26                              2.16
 Lehman Brothers
 Government/Mortgage
 Index.................                2.63                              5.13
 Morningstar
 Intermediate
 Government Category
 Average ..............                1.90                              4.46
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  * Lifetime results are measured from the date the Class J shares were first sold (March
  1, 2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                      CLASS J
 Management Fees....................   0.40
 12b-1 Fees.........................   0.50
 Other Expenses.....................   0.28
                                       ----
       TOTAL FUND OPERATING EXPENSES   1.18


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The


28                                               Principal Investors Fund
                                                          1-800-247-4123

 Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                         IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL
                                                                                                                   YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                         1        3        5         10            1       3      10
 CLASS J                                                            $220     $375     $649     $1,432          $120    $375    $64$1



Principal Investors Fund                                               29
www.principal.com

HIGH QUALITY INTERMEDIATE-TERM BOND FUND
The Fund seeks to provide current income.

MAIN STRATEGIES
The Fund invests primarily in intermediate term fixed-income securities rated A or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of greater than three and less than ten years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the three highest grades of S&P or Moody's but not lower than BBB- (S&P) or BAA3 (Moody's) (i.e. less than investment grade). Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. Reverse repurchase agreements are considered to be borrowings by the Fund and are subject to the Fund's restrictions on borrowing. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest earned.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Fund invests have associated risks. These include risks of:


MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Fund. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



PORTFOLIO DURATION. . The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.


30                                               Principal Investors Fund
                                                          1-800-247-4123

INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 177.4%.


Principal Investors Fund                                               31
www.principal.com

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


32                                               Principal Investors Fund
                                                          1-800-247-4123

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"8.71

"2003"2.88


"2004"3.44


"2005"1.97



LOGO

The year-to-date return as of December 31, 2005 for Class J is 1.97%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                     4.46%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -2.47%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                       LIFE OF FUND*
 CLASS J (BEFORE TAXES)
                                       0.98                              4.32
     (AFTER TAXES ON
     DISTRIBUTIONS)....               -0.03                              2.84
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                0.65                              2.81
 Lehman Brothers
 Aggregate Bond Index .                2.43                              5.54
 Morningstar
 Intermediate-Term Bond
 Category Average......                1.79                              4.92
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  * Lifetime results are measured from the date the Class J shares were first sold (March
  1, 2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005


 Management Fees......................        0.40%
 12b-1 Fees...........................        0.50
 Other Expenses*......................        0.62
                                              ----
         TOTAL FUND OPERATING EXPENSES        1.52%
 Expense Reimbursement ...............        0.17
                                              ----
                          NET EXPENSES        1.35%
  The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.35%.



 EXAMPLE


Principal Investors Fund                                               33
www.principal.com

 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                            1        3        5         10            1       3       5          10
 CLASS J                               $237     $461     $810     $1,796          $137    $461    $810     $1,796




34                                               Principal Investors Fund
                                                          1-800-247-4123

INFLATION PROTECTION FUND
The Fund seeks to provide current income and real (after-inflation) total returns.

MAIN STRATEGIES
Under normal circumstances, the Fund invests primarily in inflation protected debt securities. Inflation protected debt securities are designed to provide a "real rate of return" - a return after adjusting for the impact of inflation. Inflation - a rise in the general price level - erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 5%. The investment's inflation adjustment is based on a designated inflation index (such as the Consumer Price Index for Urban Consumers) and typically is applied monthly to the principal of the security. The fixed coupon rate of the security is based on the adjusted principal so that as inflation increases, both the principal value and the interest payments increase. Because this inflation adjustment feature is designed to mitigate a major risk, inflation protected debt securities typically have lower nominal yields than conventional fixed-rate debt securities.

The Fund may invest in:
.. inflation protected debt securities issued by the U.S. Treasury and U.S.
  Government sponsored entities as well as inflation protected debt securities issued by corporations;
.. inflation protected debt securities issued by foreign governments and corporations that are linked to a non-U.S. inflation rate;
.. floating rate notes;
.. adjustable rate mortgages;
.. derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities; and .. commodity-linked derivative instruments, including swap agreements, commodity options, futures, and options on futures.

The Fund invests primarily in investment grade securities, but may invest up to 15% of the Fund's assets in high yield securities ("junk bonds") rated CCC or higher by Moody's or Standard & Poor's or, if unrated, determined by the Sub-Advisor, Principal, to be of comparable quality.


The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.


The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality debt securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other debt securities.


REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.


Principal Investors Fund                                               35
www.principal.com

INTEREST RATE CHANGES . The value of the debt securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of the securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of the securities. To the extent that changes in interest rates reflect changes in inflation, this risk may be mitigated.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Fund.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.



PORTFOLIO DURATION . The average portfolio duration of the Fund normally varies between three and six years and is based on the Sub-Advisor's forecast for interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is six years, a change of 1% in the market's yield results in a change of approximately 6% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.



HIGH YIELD SECURITIES . Debt securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.


36                                               Principal Investors Fund
                                                          1-800-247-4123

HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



FOREIGN EXPOSURE . Foreign securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. All of these factors can make foreign investments more volatile than U.S. investments.



SECTOR RISK . The Fund is subject to sector risk; that is, the possibility that a certain sector may under perform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector or a particular issuer, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector or issuer.



DEFLATION . If inflation is negative, the principal and coupon payment may be adjusted lower.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors who want their income and principal investments to keep pace with inflation over time.


Principal Investors Fund                                               37
www.principal.com

Principal has been the Fund's Sub-Advisor since December 29, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2005"2.32


LOGO

The year-to-date return as of December 31, 2005 for Class J is 2.32%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2' 05                                      2.88%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q1 '05 -0.58%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                       LIFE OF FUND*
 CLASS J (BEFORE TAXES)                1.34                               1.64
     (AFTER TAXES ON
     DISTRIBUTIONS)....               -0.40                              -0.10
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                0.86                               0.40
 Lehman Brothers US
 Treasury TIPS
 Index/(1)/ ...........                2.84                               2.84
 Lehman Brothers Global
 Real: U.S. TIPS Index                 2.84                               3.22
 Morningstar Long-Term
 Government Category
 Average ..............                3.29                               3.26
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 *Lifetime results are measured from the date the Class J shares were first sold (December
  29, 2004).
  **This index is now the benchmark against which the Fund measures its performance. The
  Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005


 Management Fees..........................        0.40%
 12b-1 Fees...............................        0.50
 Other Expenses (estimated) ..............        3.34
                                                  ----
      TOTAL ANNUAL FUND OPERATING EXPENSES        4.24%
 Expense Reimbursement ...................        3.09
                                                  ----
                              NET EXPENSES        1.15%


 * Other Expenses include:
  Reverse Repurchase Agreement Interest
  Expense                                         1.02
 The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.15%.




38                                               Principal Investors Fund
                                                          1-800-247-4123

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                             IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------------------------
                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------
                                            1        3          5         10            1       3         5          10
 CLASS J                               $217     $956     $1,861     $4,185          $117    $956    $1,861     $4,185




Principal Investors Fund                                               39
www.principal.com

PREFERRED SECURITIES FUND
The Fund seeks to provide current income.

MAIN STRATEGIES
The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investor Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its assets in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries.

The rest of the Fund's assets may be invested in:
.. common stocks;
.. debt securities; and
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have "preference" over common stock in the payment of dividends and the liquidation of a company's assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.


Spectrum seeks to build a diversified portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



TAXABLE PREFERRED SECURITIES . Taxable preferred securities are a comparatively new asset class. Taxable preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The taxable preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Taxable preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Taxable preferred securities have some characteristics of equity due to their subordinated position in an issuer's capital structure and ability to defer payments (along with any payments on preferred and common stock) without causing a default.



SECTOR RISK . It may be difficult to spread the Fund's assets across a wide range of industry groups, which may subject the Fund to industry concentration risk despite adequate company diversification. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


40                                               Principal Investors Fund
                                                          1-800-247-4123

NON-DIVERSIFIED COMPANY . The Fund is a non-diversified company, as defined in the Investment Company Act of 1940, as amended, which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.


Principal Investors Fund                                               41
www.principal.com

Spectrum has been the Sub-Advisor since the Fund's inception date on May 1, 2002. Class J shares were added to the Fund on December 29, 2003.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2004"3.57

"2005"0.69



LOGO

The year-to-date return as of December 31, 2005 for Class J shares is 0.69%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '04                                      3.90%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -5.45%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                            PAST 1 YEAR                       LIFE OF FUND*
 CLASS J (BEFORE TAXES)                        -0.27                              2.16
     (AFTER TAXES ON
     DISTRIBUTIONS) ...                        -1.83                              0.52
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                         0.13                              0.91
 Merrill Lynch
 Preferred Stock Hybrid
 Index/(1)/............                         0.46                              2.96
 Lehman Brothers
 Aggregate Bond Index .                         2.43                              3.38
 Morningstar
 Intermediate-Term Bond
 Category Average......                         1.79                              2.90
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  *
  Lifetime results are measured from the date the Class J shares were first sold (December
  29, 2003).
 ///(1)/ This index is now the benchmark against which the Fund measures its performance.
  The Manager and the portfolio manager believe this Index is more representative of the investment approach employed by the Fund. The new index is made up solely of exchange-listed, investment grade preferred securities.


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005*

                                            CLASS J
 Management Fees....................         0.75%
 12b-1 Fees.........................         0.50
 Other Expenses ....................         0.38
                                             ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES         1.63%
 Expense Reimbursement .............         0.03
                                             ----
                        NET EXPENSES         1.60%

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.60%.




42                                               Principal Investors Fund
                                                          1-800-247-4123

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                            1        3        5         10            1       3       5          10
 CLASS J                               $263     $511     $883     $1.930          $163    $511    $883     $1.930






Principal Investors Fund                                               43
www.principal.com

LARGECAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2005 this range was between approximately $898 million and $371.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on CCI's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 25% of Fund assets may be invested in foreign securities.


CCI places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Fund attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. CCI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


44                                               Principal Investors Fund
                                                          1-800-247-4123

CCI became the Fund's Sub-Advisor on January 5, 2005.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-28.97

"2003"23.43


"2004"8.31


"2005"10.69




LOGO

The year-to-date return as of December 31, 2005 for Class J is 10.69%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                     10.37%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '02-15.79%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS J (BEFORE TAXES)               9.69                               -1.69
     (AFTER TAXES ON
     DISTRIBUTIONS)....               9.69                               -1.72
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               6.30                               -1.45
 Russell 1000 Growth
 Index ................               5.26                               -1.30
 Morningstar Large
 Growth Category
 Average ..............               6.46                               -0.84
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 *Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005


 Management Fees......................  0.55
 12b-1 Fees...........................  0.50
 Other Expenses.......................  0.43
                                        ----
  TOTAL ANNUAL FUND OPERATING EXPENSES  1.48



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


Principal Investors Fund                                               45
www.principal.com

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $251     $468     $808     $1,768          $151    $468    $808     $1,768




46                                               Principal Investors Fund
                                                          1-800-247-4123

LARGECAP S&P 500 INDEX FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2005, the market capitalization range of the Index was between approximately $665 million and $370.3 billion. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets. Principal may also elect to omit any S&P 500 stocks from the Fund if such stocks are issued by an affiliated company.

MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth stocks typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.


Principal Investors Fund                                               47
www.principal.com

VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


48                                               Principal Investors Fund
                                                          1-800-247-4123

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-22.97

"2003"26.89


"2004"9.76


"2005"4.01



LOGO

The year-to-date return as of December 31, 2005 for Class J is 4.01%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.93%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -17.49%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS J (BEFORE TAXES)               3.01                                0.67
     (AFTER TAXES ON
     DISTRIBUTIONS)....               2.81                                0.34
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               2.22                                0.54
 S&P 500 Index ........               4.91                                1.84
 Morningstar Large
 Blend Category Average               5.77                                1.82
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  *Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005


 Management Fees......................  0.15
 12b-1 Fees...........................  0.50
 Other Expenses.......................  0.21
                                        ----
  TOTAL ANNUAL FUND OPERATING EXPENSES  0.86



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


Principal Investors Fund                                               49
www.principal.com

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $188     $274     $477     $1,061          $88     $274    $477     $1,061




50                                               Principal Investors Fund
                                                          1-800-247-4123

LARGECAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2005 this range was between approximately $563 million and $371.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

The equity investment philosophy of Principal is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


Principal Investors Fund                                               51
www.principal.com

ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 181.1%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.


52                                               Principal Investors Fund
                                                          1-800-247-4123

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-13.72

"2003"24.11


"2004"11.43


"2005"5.91



LOGO

The year-to-date return as of December 31, 2005 for Class J is 5.91%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.93%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -15.25%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS (BEFORE TAXES)..               4.91                                3.96
     (AFTER TAXES ON
     DISTRIBUTIONS)....               4.27                                3.66
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               3.65                                3.34
 Russell 1000 Value
 Index ................               7.05                                6.00
 Morningstar Large
 Value Category Average               5.88                                4.46
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  *
  Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005


 Management Fees......................  0.45
 12b-1 Fees...........................  0.50
 Other Expenses.......................  0.36
                                        ----
  TOTAL ANNUAL FUND OPERATING EXPENSES  1.31



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


Principal Investors Fund                                               53
www.principal.com

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $233     $415     $718     $1,579          $133    $415    $718     $1,579




54                                               Principal Investors Fund
                                                          1-800-247-4123

MIDCAP VALUE FUND

The Fund seeks long-term growth of capital. The Manager has selected Principal and BHMS as Sub-Advisors to the Fund.

MAIN STRATEGIES

The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of December 31, 2005, this range was between approximately $563 million and $18.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The portion of Fund assets managed by Principal is invested in stocks that, in the opinion of Principal, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields. The Fund's investments are selected primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often over react to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.


The equity investment philosophy of Principal is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The BHMS investment strategy emphasizes low P/E ratios, low price to book ratios and high dividend yields, which should offer protection in a declining market environment. In a rising market environment, BHMS expects these securities to benefit from growth in profitability and earnings. The firm conducts its own market research and believes that individual stock selection is more important than sector weightings. BHMS normally does not time the market for short-term gains.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in kind or in cash among Sub-Advisors.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual


Principal Investors Fund                                               55
www.principal.com
funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . A Sub-Advisor may actively trade Fund securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 167.8%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.


56                                               Principal Investors Fund
                                                          1-800-247-4123

Principal has been the Fund's Sub-Advisor since December 6, 2000. BHMS was added as an additional Sub-Advisor on July 13, 2005.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-8.95

"2003"26.8


"2004"15.67


"2005"12.13




LOGO

The year-to-date return as of December 31, 2005 for Class J is 12.13%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.64%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -12.89%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS J (BEFORE TAXES)               11.17                               9.72
     (AFTER TAXES ON
     DISTRIBUTIONS)....                6.76                               8.29
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                8.47                               7.76
 Russell Midcap Value
 Index ................               12.65                              12.84
 Morningstar Mid-Cap
 Value Category Average                8.41                              10.29
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  * Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                      CLASS J
 Management Fees....................   0.65
 12b-1 Fees.........................   0.50
 Other Expenses.....................   0.26
                                       ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES   1.41


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


Principal Investors Fund                                               57
www.principal.com

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $244     $446     $771     $1,691          $144    $446    $771     $1,691




58                                               Principal Investors Fund
                                                          1-800-247-4123

PARTNERS LARGECAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the Standard & Poor's 500 Stock Index ("S&P 500 Index") (as of December 31, 2005 this range was between approximately $665 million and $370.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The market capitalization of companies in the Fund's portfolio and the S&P 500 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range. In addition, the Fund has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.


The Fund's Sub-Advisor, T. Rowe Price, uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index.


A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Fund seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Fund and coordinating Fund investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Fund will generally remain fully invested (less than 5% cash reserves) and will be sector neutral when compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Fund objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


Principal Investors Fund                                               59
www.principal.com

STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.


60                                               Principal Investors Fund
                                                          1-800-247-4123

T. Rowe Price became the Sub-Advisor to the Fund effective March 9, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-17.17

"2003"22.9


"2004"9.41


"2005"4.16



LOGO

The year-to-date return as of December 31, 2005 for Class J is 4.16%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.02%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -15.63%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS J (BEFORE TAXES)               3.16                                2.00
     (AFTER TAXES ON
     DISTRIBUTIONS)....               2.31                                1.61
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               2.78                                1.65
 S&P 500 Index ........               4.91                                1.84
 Morningstar Large
 Blend Category Average               5.77                                1.39
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  * Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                      CLASS J
 Management Fees....................   0.75
 12b-1 Fees.........................   0.50
 Other Expenses.....................   0.24
                                       ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES   1.49



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


Principal Investors Fund                                               61
www.principal.com

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $252     $471     $813     $1,779          $152    $471    $813     $1,779




62                                               Principal Investors Fund
                                                          1-800-247-4123

PARTNERS LARGECAP BLEND FUND I

The Fund seeks long-term growth of capital. The Manager has selected GSAM and Wellington Management as Sub-Advisors to the Fund.

MAIN STRATEGIES

The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2005, the range was between approximately $665 million and $370.3 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

GSAM evaluates investments using quantitative models that evaluate companies' fundamental characteristics to identify those stocks expected to outperform and underperform the index. This proprietary multifactor model has been rigorously tested within the large cap universe in which the Fund invests. GSAM seeks to outperform the index by overweighting those stocks that are attractive according to the multifactor model and underweighting stocks that appear unattractive. GSAM seeks a broad representation in the major sectors of the U.S. economy.


GSAM also uses a proprietary risk model that seeks to create a portfolio that maintains risk, style, capitalization and industry characteristics similar to the S&P 500 Index, as well as similar earnings growth and dividend yield characteristics. GSAM seeks to add value from stock selection rather than sector rotation or market timing strategies.


GSAM seeks to outperform the S&P 500 Index by overweighting stocks that are more likely to outperform the benchmark while underweighting stocks that it believes will lag the Index. GSAM seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.


Wellington Management employs a two-fold investment approach that combines top-down sector analysis and bottom-up security selection. Macro-economic data including Gross Domestic Product ("GDP") growth rates, employment gains, as well as the outlook for inflation and interest rates, is considered to identify sectors and industries Wellington Management believes will grow faster than the economy over the next 12 to 18 months.


Wellington Management then selects portfolio investments on the basis of fundamental analysis, which it utilizes to identify those securities that provide the potential for long-term growth of capital. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. When selecting securities of issuers domiciled outside the U.S., Wellington Management also monitors and evaluates the economic and political climate and the principal securities markets of the country in which each company is located. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Principal Investors Fund                                               63
www.principal.com

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.


64                                               Principal Investors Fund
                                                          1-800-247-4123

Goldman Sachs and Wellington Management became Sub-Advisors to the Fund on December 16, 2002

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-25.65

"2003"26.74


"2004"10.03


"2005"5.42



LOGO

The year-to-date return as of December 31, 2005 for Class J is 5.42%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    14.11%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -17.73%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS J (BEFORE TAXES)               4.42                               -0.32
     (AFTER TAXES ON
     DISTRIBUTIONS)....               4.32                               -0.40
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               3.00                               -0.29
 S&P 500 Index ........               4.91                                1.84
 Morningstar Large
 Blend Category Average               5.77                                1.82
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  *Lifetime results for the index(es) shown are measured from the date the Class J shares were first sold (March 1, 2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005


 Management Fees......................  0.45
 12b-1 Fees...........................  0.50
 Other Expenses.......................  0.25
                                        ----
  TOTAL ANNUAL FUND OPERATING EXPENSES  1.20



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


Principal Investors Fund                                               65
www.principal.com

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $222     $381     $660     $1,455          $122    $381    $660     $1,455




66                                               Principal Investors Fund
                                                          1-800-247-4123

PARTNERS LARGECAP GROWTH FUND
The Fund seeks to achieve long-term growth of capital.

MAIN STRATEGIES
The Fund invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issues (or securities) that the Sub-Advisor, GMO, believes are fast-growing and whose earnings are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. The Sub-Advisor invests mainly in large companies, although investments can be made in companies of any size.

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations. The Fund typically makes equity investments in companies chosen from among the 1,000 U.S. exchange-listed companies with the largest market capitalization. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Fund may invest up to 25% of its assets in foreign securities, including American Depository Receipts (ADRs), at the time of purchase.


When deciding whether to buy or sell stocks for the Fund, GMO considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.


In addition to the main investment strategies described above, GMO may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the Statement of Additional Information.


MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.


Principal Investors Fund                                               67
www.principal.com

INVESTOR PROFILE
The Fund may be an appropriate investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Fund is designed as a long-term investment with growth potential.


68                                               Principal Investors Fund
                                                          1-800-247-4123

GMO became the Sub-Advisor to the Fund effective March 9, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2003"22.3

"2004"1.88


"2005"2.59



LOGO

The year-to-date return as of December 31, 2005 for Class J is 2.59%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    11.30%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '04-5.62%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS J (BEFORE TAXES)               1.59                                8.52
     (AFTER TAXES ON
     DISTRIBUTIONS)....               1.49                                8.18
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               1.13                                7.31
 Russell 1000 Growth
 Index ................               5.26                               13.23
 S&P 500 Index ........               4.91                               14.39
 Morningstar Large
 Growth Category
 Average ..............               6.46                               14.01
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  *Lifetime results are measured from the date the Class J shares were first sold (December
  30, 2002).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                               CLASS J
 Management Fees.......................         1.00%
 12b-1 Fees............................         0.50
 Other Expenses........................         0.63
                                                ----
   TOTAL ANNUAL FUND OPERATING EXPENSES         2.13%
 Expense Reimbursement ................         0.38
                                                ----
                           NET EXPENSES         1.75%
 The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.75%.



 EXAMPLE


Principal Investors Fund                                               69
www.principal.com

 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                             IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------------------------
                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------
                                            1        3          5         10            1       3         5          10
 CLASS J                               $278     $624     $1,103     $2,427          $178    $624    $1,103     $2,427




70                                               Principal Investors Fund
                                                          1-800-247-4123

PARTNERS LARGECAP GROWTH FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000 Growth Index (as of December 31, 2005, this range was between approximately $898 million and $371.7 billion) at the time of purchase. The Fund's investments in foreign companies will be limited to 25% of its total assets. The Fund may also purchase futures and options, in keeping with Fund objectives.

The Sub-Advisor, T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Fund may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments


Principal Investors Fund                                               71
www.principal.com
may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 66.5%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


72                                               Principal Investors Fund
                                                          1-800-247-4123

T. Rowe Price became Sub-Advisor to the Fund on August 24, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-28.41

"2003"22.57


"2004"8.13


"2005"6.69



LOGO

The year-to-date return as of December 31, 2005 for Class J is 6.69%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    11.89%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -17.00%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS J (BEFORE TAXES)               5.69                               -1.44
     (AFTER TAXES ON
     DISTRIBUTIONS)....               4.87                               -1.61
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               4.30                               -1.26
 Russell 1000 Growth
 Index ................               5.26                               -1.30
 Morningstar Large
 Growth Category
 Average ..............               6.46                               -0.84
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 *Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                      CLASS J
 Management Fees....................   0.74
 12b-1 Fees.........................   0.50
 Other Expenses.....................   0.41
                                       ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES   1.65



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


Principal Investors Fund                                               73
www.principal.com

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $268     $520     $897     $1,955          $168    $520    $897     $1,955




74                                               Principal Investors Fund
                                                          1-800-247-4123

PARTNERS LARGECAP GROWTH FUND II
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal markets, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2005, the range was between approximately $898 million and $371.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, American Century, selects stocks of companies they believe will increase in value over time using a growth investment strategy they developed. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace. Accelerating growth is shown, for example, by growth that exhibits a higher positive rate of change this quarter than last or this year than the year before. It also includes companies whose growth rates, although still negative, are less negative than prior periods. The American Century strategy is based on the premise that, over the long-term, the stocks of companies with accelerating earnings and revenues have a greater than average chance to increase in value.


American Century uses a bottom-up approach to select securities to buy for the Fund. This means that American Century makes its investment decisions based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using its extensive database, American Century tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help American Century select or hold the securities of companies they believe will be able to sustain accelerating growth and sell the securities of companies whose growth begins to slow down.


American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in securities regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, non-leveraged futures contracts and options and other similar securities. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. In addition, up to 25% of Fund assets may be invested in foreign securities.


The Manager has selected BNY as Sub-Advisor for the Fund's "cash buffer." The cash buffer is the receptacle for daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders. BNY will invest the Fund's cash buffer in S&P 500 Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). The Manager believes that, over the long term, this strategy will enhance the investment performance of the Fund.


The Manager will, from time to time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to the volume of net cash flows and Fund liquidity.



MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.


Principal Investors Fund                                               75
www.principal.com

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


76                                               Principal Investors Fund
                                                          1-800-247-4123

American Century has been the Fund's Sub-Advisor since December 6, 2000. BNY was added as an additional Sub-Advisor on March 1, 2006.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-26.61

"2003"24.91


"2004"8.41


"2005"4



LOGO

The year-to-date return as of December 31, 2005 for Class J is 4.00%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     12.15%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -16.52%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS J (BEFORE TAXES)               3.00                               -0.58
     (AFTER TAXES ON
     DISTRIBUTIONS)....               2.82                               -0.70
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               2.18                               -0.52
 Russell 1000 Growth
 Index ................               5.26                               -1.30
 Morningstar Large
 Growth Category
 Average ..............               6.46                               -0.84
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  * Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES

                                            CLASS J
 Management Fees....................         1.00%
 12b-1 Fees.........................         0.50
 Other Expenses.....................         0.50
                                             ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES         2.00%
 Expense Reimbursement .............         0.25
                                             ----
                        NET EXPENSES         1.75%
 The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.75%.

 (expenses that are deducted from Fund assets) as of October 31, 2005

 EXAMPLE


Principal Investors Fund                                               77
www.principal.com

 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS J              $278     $599     $1,051     $2,304          $178    $599    $1,051     $2,304





78                                               Principal Investors Fund
                                                          1-800-247-4123

PARTNERS LARGECAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2005, this range was between approximately $563 million and $371.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


The Manager has selected BNY as Sub-Advisor for the Fund's "cash buffer." The cash buffer is the receptacle for daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders. BNY will invest the Fund's cash buffer in S&P 500 Index futures contracts with a nominal value equal to the underlying cash buffer account (i.e., no leverage employed). The Manager believes that, over the long term, this strategy will enhance the investment performance of the Fund.


The Manager will, from time to time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to the volume of net cash flows and Fund liquidity.


MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


Principal Investors Fund                                               79
www.principal.com

FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.


80                                               Principal Investors Fund
                                                          1-800-247-4123

Bernstein has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-14.37

"2003"26.23


"2004"12.41


"2005"4.48



LOGO

The year-to-date return as of December 31, 2005 for Class J is 4.48%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    15.40%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -18.69%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS J (BEFORE TAXES)               3.48                                5.99
     (AFTER TAXES ON
     DISTRIBUTIONS) ...               2.82                                5.73
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               3.15                                5.14
 Russell 1000 Value
 Index................                7.05                                6.00
 Morningstar Large
 Value Category Average               5.88                                4.46
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 *Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                      CLASS J
 Management Fees...................    0.78
 12b-1 Fees........................    0.50
 Other Expenses....................    0.26
                                       ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES   1.54



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


Principal Investors Fund                                               81
www.principal.com

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $257     $486     $839     $1,834          $157    $486    $839     $1,834




82                                               Principal Investors Fund
                                                          1-800-247-4123

PARTNERS MIDCAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of December 31, 2005, this range was between approximately $563 million and $18.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.


Principal Investors Fund                                               83
www.principal.com

INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.


84                                               Principal Investors Fund
                                                          1-800-247-4123

Neuberger Berman has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-10.75

"2003"34.66


"2004"21.45


"2005"9.89



LOGO

The year-to-date return as of December 31, 2005 for Class J is 9.89%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '03                                    14.36%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -14.59%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS J (BEFORE TAXES)                8.89                              10.80
     (AFTER TAXES ON
     DISTRIBUTIONS)....                7.25                              10.08
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                7.47                               9.24
 Russell Midcap Value
 Index ................               12.65                              12.84
 Morningstar Mid-Cap
 Value Category Average                8.41                              10.29
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  *Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                      CLASS J
 Management Fees....................   1.00
 12b-1 Fees.........................   0.50
 Other Expenses.....................   0.35
                                       ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES   1.85



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


Principal Investors Fund                                               85
www.principal.com

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS J              $288     $582     $1,001     $2,169          $188    $582    $1,001     $2,169




86                                               Principal Investors Fund
                                                          1-800-247-4123

MIDCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index (as of December 31, 2005, this range was between approximately $563 million and $18.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 25% of Fund assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Fund is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or


Principal Investors Fund                                               87
www.principal.com
technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.


88                                               Principal Investors Fund
                                                          1-800-247-4123

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-9.3

"2003"30.67


"2004"16.74


"2005"8.38



LOGO

The year-to-date return as of December 31, 2005 for Class J is 8.38%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    13.87%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02-9.42%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS J (BEFORE TAXES)                7.38                               8.94
     (AFTER TAXES ON
     DISTRIBUTIONS)....                6.56                               8.53
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                5.89                               7.75
 Russell Midcap Index .               12.65                               9.82
 Morningstar Mid-Cap
 Blend Category Average                9.21                               8.94
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  * Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005


 Management Fees......................  0.65
 12b-1 Fees...........................  0.50
 Other Expenses.......................  0.28
                                        ----
  TOTAL ANNUAL FUND OPERATING EXPENSES  1.43



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


Principal Investors Fund                                               89
www.principal.com

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $246     $452     $782     $1,713          $146    $452    $782     $1,713




90                                               Principal Investors Fund
                                                          1-800-247-4123

MIDCAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of medium capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2005, this range was between approximately $996 million and $18.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on CCI's assessment of current and future sales growth and operating margins. Up to 25% of Fund assets may be invested in foreign securities.


CCI focuses its stock selections on established companies that it believes to have sustainable competitive advantages and reasonable stock prices. It then constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over-and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


Principal Investors Fund                                               91
www.principal.com

ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 233.8%.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


92                                               Principal Investors Fund
                                                          1-800-247-4123

CCI became the Fund's Sub-Advisor on January 5, 2005.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-41.07

"2003"31.06


"2004"9.44


"2005"12.32



LOGO

The year-to-date return as of December 31, 2005 for Class J is 12.32%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     16.80%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '02-28.52%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS J (BEFORE TAXES)               11.32                              -4.20
     (AFTER TAXES ON
     DISTRIBUTIONS)....               11.32                              -4.20
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                7.36                              -3.52
 Russell Midcap Growth
 Index ................               12.10                               4.29
 Morningstar Mid-Cap
 Growth Category
 Average ..............                9.70                               2.71
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  *Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005


 Management Fees......................  0.65
 12b-1 Fees...........................  0.50
 Other Expenses.......................  0.43
                                        ----
  TOTAL ANNUAL FUND OPERATING EXPENSES  1.58



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


Principal Investors Fund                                               93
www.principal.com

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $261     $499     $860     $1,878          $161    $499    $860     $1,878




94                                               Principal Investors Fund
                                                          1-800-247-4123

MIDCAP S&P 400 INDEX FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") MidCap 400 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 common stocks of medium sized U.S. (and some Canadian) companies. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2005, the market capitalization range of the Index was between approximately $423.4 million and $14.6 billion. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P MidCap 400. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P MidCap 400. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P MidCap 400 stocks. At times, the Fund's portfolio may be weighted differently from the S&P MidCap 400, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P MidCap 400 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.


Principal reserves the right to omit or remove any of the S&P MidCap 400 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.


Principal Investors Fund                                               95
www.principal.com

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


96                                               Principal Investors Fund
                                                          1-800-247-4123

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-16.07

"2003"33.71


"2004"15.18


"2005"11.31



LOGO

The year-to-date return as of December 31, 2005 for Class J is 11.31%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    17.14%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -16.87%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS J (BEFORE TAXES)               10.31                               8.39
     (AFTER TAXES ON
     DISTRIBUTIONS)....                9.54                               8.02
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                7.57                               7.18
 S&P MidCap 400 Index .               12.55                               9.74
 Morningstar Mid-Cap
 Blend Category Average                9.21                               8.94
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  * Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                      CLASS J
 Management Fees....................   0.15
 12b-1 Fees.........................   0.50
 Other Expenses.....................   0.34
                                       ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES   0.99



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


Principal Investors Fund                                               97
www.principal.com

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $201     $315     $547     $1,213          $101    $315    $547     $1,213




98                                               Principal Investors Fund
                                                          1-800-247-4123

PARTNERS MIDCAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2005 this range was between approximately $996 million and $18.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


Principal Investors Fund                                               99
www.principal.com

ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 185.7%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


100                                              Principal Investors Fund
                                                          1-800-247-4123

Turner has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-32.51

"2003"47.14


"2004"11.23


"2005"11.17



LOGO

The year-to-date return as of December 31, 2005 for Class J is 11.17%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     18.99%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '02-18.88%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS J (BEFORE TAXES)               10.17                               1.47
     (AFTER TAXES ON
     DISTRIBUTIONS)....               10.05                               1.44
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                6.78                               1.25
 Russell Midcap Growth
 Index ................               12.10                               4.29
 Morningstar Mid-Cap
 Growth Category
 Average ..............                9.70                               2.71
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  *Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                      CLASS J
 Management Fees....................   1.00
 12b-1 Fees.........................   0.50
 Other Expenses.....................   0.39
                                       ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES   1.89



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


Principal Investors Fund                                              101
www.principal.com

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS J              $292     $594     $1,021     $2,212          $192    $594    $1,021     $2,212




102                                              Principal Investors Fund
                                                          1-800-247-4123

PARTNERS SMALLCAP GROWTH FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of: 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2005, the range was between approximately $607 million and $4.4 billion)) at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies and industries. In addition, the Fund may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, Alliance, employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, it looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, Alliance analyzes such factors as:
.. Financial condition (such as debt to equity ratio)
.. Market share and competitive leadership of the company's products
.. Earning growth relative to competitors
.. Market valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies

Alliance follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.


MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some


Principal Investors Fund                                              103
www.principal.com
investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


104                                              Principal Investors Fund
                                                          1-800-247-4123

Alliance became Sub-Advisor to the Fund on March 29, 2003.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-41.11

"2003"46.12


"2004"13.41


"2005"4.56



LOGO

Year-to-date return as of December 31, 2005 for Class J is 4.56%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      20.00%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02-23.64%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS J (BEFORE TAXES)               3.56                                0.59
     (AFTER TAXES ON
     DISTRIBUTIONS)....               3.56                                0.59
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               2.31                                0.51
 Russell 2000 Growth
 Index ................               4.15                                3.85
 Morningstar Small
 Growth Category
 Average ..............               5.74                                4.60
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  * Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                            CLASS J
 Management Fees....................         1.10%
 12b-1 Fees.........................         0.50
 Other Expenses.....................         0.61
                                             ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES         2.21%
 Expense Reimbursement .............         0.16
                                             ----
                        NET EXPENSES         2.05%

 The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 2.05%.



 EXAMPLE


Principal Investors Fund                                              105
www.principal.com

 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:



                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS J              $308     $673     $1,168     $2,530          $208    $673    $1,168     $2,530





106                                              Principal Investors Fund
                                                          1-800-247-4123

PARTNERS SMALLCAP GROWTH FUND II

The Fund seeks long-term growth of capital. The Manager has selected UBS Global AM and Emerald as Sub-Advisors to the Fund.

MAIN STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2005, this range was between approximately $607 million and $4.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.


Principal Investors Fund                                              107
www.principal.com

SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries .



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


108                                              Principal Investors Fund
                                                          1-800-247-4123

UBS Global AM became the Fund's Sub-Advisor on April 22, 2002. Emerald was added as an additional Sub-Advisor on September 1, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-25.31

"2003"43.35


"2004"9.92


"2005"6.05



LOGO

The year-to-date return as of December 31, 2005 for Class J is 6.05%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                        20.59%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02  -14.09%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS J (BEFORE TAXES)               5.05                                2.82
     (AFTER TAXES ON
     DISTRIBUTIONS)....               4.15                                2.52
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               4.44                                2.39
 Russell 2000 Growth
 Index ................               4.15                                3.85
 Morningstar Small
 Growth Category
 Average ..............               5.74                                4.60
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  *Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                            CLASS J
 Management Fees....................         1.00%
 12b-1 Fees.........................         0.50
 Other Expenses.....................         0.64
                                             ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES         2.14%
 Expense Reimbursement .............         0.09
                                             ----
                        NET EXPENSES         2.05%

 The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 2.05%.


 EXAMPLE


Principal Investors Fund                                              109
www.principal.com

 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS J              $317     $670     $1,149     $2,472          $217    $670    $1,149     $2,472




110                                              Principal Investors Fund
                                                          1-800-247-4123

PARTNERS SMALLCAP VALUE FUND

The Fund seeks long-term growth of capital. The Manager has selected Ark Asset and LA Capital as Sub-Advisors to the Fund.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2005, this range was between approximately $38 million and $3.5 billion) or $2 billion, whichever is greater,) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign corporations.

The Sub-Advisor, Ark Asset, purchases securities for the Fund that it considers to be attractive equity investments that are consistent with its investment philosophy of maintaining a diversified investment portfolio. Ark Asset seeks to minimize risk by generally allocating Fund assets among economic or industry sectors to within 5 percentage points of that economic sector's percentage weighting (on an absolute basis) of the Russell 2000 Index.


In selecting securities for the Fund, Ark Asset combines a systematic quantitative approach with traditional fundamental analysis. Ark Asset uses proprietary computer models that incorporate data from several sources to identify those companies whose securities present what it believes to be favorable investment opportunities relative to the securities of other companies. Ark Asset uses both a "Valuation Model" as well as an "Earnings Trend Model" in analyzing potential securities in which to invest. Ratings from both models are combined to develop an overall rating for each security under review. Stocks with the highest overall rating are considered for inclusion in the Fund's portfolio and undergo a thorough fundamental analysis. Ark Asset considers selling a stock in the Fund's portfolio if it becomes less attractive because of deteriorating current fundamentals or declining earnings expectations.


The Sub-Advisor, LA Capital, employs a quantitative approach in selecting securities it believes are favored in the current market environment. The firm's proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of small capitalization securities based on a security's exposure, and the Model's expected return for each factor.


The portion of the Fund's assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell 2000 Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm's Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


Principal Investors Fund                                              111
www.principal.com

STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.


112                                              Principal Investors Fund
                                                          1-800-247-4123

Ark Asset has been Sub-Advisor to the Fund since its inception on March 1, 2001. LA Capital was added as an additional Sub-Advisor on September 1, 2004.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-11.11

"2003"36.62


"2004"16.81


"2005"6.62



LOGO

The year-to-date return as of December 31, 2005 for Class J is 6.62%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      19.16%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -21.07%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS J (BEFORE TAXES)               5.63                               12.07
     (AFTER TAXES ON
     DISTRIBUTIONS)....               4.41                               11.63
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               5.34                               10.44
 Russell 2000 Value
 Index ................               4.71                               13.44
 Morningstar Small
 Value Category Average               6.13                               13.40
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  *Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                            CLASS J
 Management Fees....................         1.00%
 12b-1 Fees.........................         0.50
 Other Expenses.....................         0.55
                                             ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES         2.05%
 Expense Reimbursement .............         0.10
                                             ----
                        NET EXPENSES         1.95%

 The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed 1.95%.



 EXAMPLE


Principal Investors Fund                                              113
www.principal.com

 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS J              $298     $631     $1,093     $2,370          $198    $631    $1,093     $2,370





114                                              Principal Investors Fund
                                                          1-800-247-4123

REAL ESTATE SECURITIES FUND
The Fund seeks to generate a total return.

MAIN STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Fund, the Sub-Advisor, Principal - REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.


SECTOR RISK . Because the Fund invests at least 80% of its net assets in securities of companies principally engaged in the real estate industry, the Fund is also subject to sector risk; that is, the possibility that the real estate sector may underperform other sectors or the market as a whole. As more of the Fund's portfolio holdings to the real estate sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Fund may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates


Principal Investors Fund                                              115
www.principal.com

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.


FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.


116                                              Principal Investors Fund
                                                          1-800-247-4123

Principal-REI has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"6.87

"2003"37.01


"2004"32.94


"2005"14.7



LOGO

The year-to-date return as of December 31, 2005 for Class J is 14.70%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                      17.36%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q2 '04
  -7.48%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS J (BEFORE TAXES)               13.70                              20.65
     (AFTER TAXES ON
     DISTRIBUTIONS)....               12.53                              19.35
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...                9.46                              17.56
 MSCI US REIT Index ...               12.52                              19.82
 Morningstar Specialty
 - Real Estate Category
 Average ..............               11.59                              19.39
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  *Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                      CLASS J
 Management Fees....................   0.85
 12b-1 Fees.........................   0.50
 Other Expenses.....................   0.28
                                       ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES   1.63



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


Principal Investors Fund                                              117
www.principal.com

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $266     $514     $887     $1,933          $166    $514    $887     $1,933




118                                              Principal Investors Fund
                                                          1-800-247-4123

SMALLCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index (as of December 31, 2005, this range was between approximately $26 million and $4.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


The equity investment philosophy of Principal is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Principal may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.


Principal Investors Fund                                              119
www.principal.com

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.


120                                              Principal Investors Fund
                                                          1-800-247-4123

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-17.85

"2003"41.48


"2004"15.54


"2005"8.96



LOGO

The year-to-date return as of December 31, 2005 for Class J is 8.96%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    19.68%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -16.33%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS J (BEFORE TAXES)               7.96                               10.69
     (AFTER TAXES ON
     DISTRIBUTIONS)....               6.95                               10.25
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               6.40                                9.27
 Russell 2000 Index ...               4.55                                8.90
 Morningstar Small
 Blend Category Average               6.62                               10.76
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  * Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                      CLASS J
 Management Fees....................   0.75
 12b-1 Fees.........................   0.50
 Other Expenses.....................   0.25
                                       ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES   1.50



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


Principal Investors Fund                                              121
www.principal.com

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $253     $474     $818     $1,791          $153    $474    $818     $1,791




122                                              Principal Investors Fund
                                                          1-800-247-4123

SMALLCAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Growth Index (as of December 31, 2005, the range was between approximately $607 million and $4.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The equity investment philosophy of Principal, the Sub-Advisor, is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in


Principal Investors Fund                                              123
www.principal.com
those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 181.7%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


124                                              Principal Investors Fund
                                                          1-800-247-4123

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-39.83

"2003"47.12


"2004"13.61


"2005"3.6



LOGO

The year-to-date return as of December 31, 2005 for Class J is 3.60%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     29.92%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -24.26%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS J (BEFORE TAXES)               2.63                                0.29
     (AFTER TAXES ON
     DISTRIBUTIONS)....               1.49                               -0.43
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               2.74                               -0.01
 Russell 2000 Growth
 Index ................               4.15                                3.85
 Morningstar Small
 Growth Category
 Average ..............               5.74                                4.60
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  * Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF

                                      CLASS J
 Management Fees....................   0.75
 12b-1 Fees.........................   0.50
 Other Expenses.....................   0.34
                                       ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES   1.59

 October 31, 2005

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


Principal Investors Fund                                              125
www.principal.com

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $262     $502     $866     $1,889          $162    $502    $866     $1,889




126                                              Principal Investors Fund
                                                          1-800-247-4123

SMALLCAP S&P 600 INDEX FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") SmallCap 600 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P SmallCap 600 Index. The S&P SmallCap 600 is an unmanaged index of 600 domestic stocks chosen for market size, liquidity and industry group representative. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2005, the market capitalization range of the Index was between approximately $46 million and $3.7 billion. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P SmallCap 600. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P SmallCap 600. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P SmallCap 600 stocks. At times, the Fund's portfolio may be weighted differently from the S&P SmallCap 600, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P SmallCap 600 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.


Principal reserves the right to omit or remove any of the S&P SmallCap 600 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.


Principal Investors Fund                                              127
www.principal.com

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of
     The McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


128                                              Principal Investors Fund
                                                          1-800-247-4123

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-15.75

"2003"36.58


"2004"21.24


"2005"6.55



LOGO

The year-to-date return as of December 31, 2005 for Class J is 6.55%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     19.38%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -18.78%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS J (BEFORE TAXES)
                                      5.55                               10.23
     (AFTER TAXES ON
     DISTRIBUTIONS)....               5.12                                9.90
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               4.02                                8.78
 S&P SmallCap 600 Index               7.67                               11.64
 Morningstar Small
 Blend Category Average               6.62                               10.76
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  *Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                      CLASS J
 Management Fees....................   0.15
 12b-1 Fees.........................   0.50
 Other Expenses.....................   0.35
                                       ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES   1.00



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


Principal Investors Fund                                              129
www.principal.com

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $202     $318     $552     $1,225          $102    $318    $552     $1,225




130                                              Principal Investors Fund
                                                          1-800-247-4123

SMALLCAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2005, this range was between approximately $38 million and $3.5 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of the Sub-Advisor, Principal, is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage its stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in


Principal Investors Fund                                              131
www.principal.com
those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 133.7%.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.


132                                              Principal Investors Fund
                                                          1-800-247-4123

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-3.49

"2003"42.14


"2004"18.93


"2005"8.35



LOGO

The year-to-date return as of December 31, 2005 for Class J is 8.35%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    22.94%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -16.38%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                  PAST 1 YEAR                       LIFE OF FUND*
 CLASS J (BEFORE TAXES)               7.35                              14.75
     (AFTER TAXES ON
     DISTRIBUTIONS)....               5.11                              13.21
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               5.29                              12.11
 Russell 2000 Value
 Index ................               4.71                              13.44
 Morningstar Small
 Value Category Average               6.13                              13.40
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 *
  Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                      CLASS J
 Management Fees....................   0.75
 12b-1 Fees.........................   0.50
 Other Expenses.....................   0.31
                                       ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES   1.56



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


Principal Investors Fund                                              133
www.principal.com

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $259     $493     $850     $1,856          $159    $493    $850     $1,856




134                                              Principal Investors Fund
                                                          1-800-247-4123

DIVERSIFIED INTERNATIONAL FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


The equity investment philosophy of Principal, the Sub-Advisor, is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign


Principal Investors Fund                                              135
www.principal.com
currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 202.7%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


136                                              Principal Investors Fund
                                                          1-800-247-4123

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-17.17

"2003"32.35


"2004"19.18


"2005"22.98





LOGO

The year-to-date return as of December 31, 2005 for Class J is 22.98%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '03                                    17.41%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -18.93%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                       LIFE OF FUND*
 CLASS J (BEFORE TAXES)               21.98                              6.19
     (AFTER TAXES ON
     DISTRIBUTIONS)....               21.17                              5.96
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               15.08                              5.30
 Citigroup BMI Global
 ex-US Index**.........               19.59                              9.85
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........               13.54                              4.55
 Morningstar Foreign
 Large Blend Category
 Average ..............               14.55                              4.82
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  * Lifetime results are measured from the date the Class J shares were first sold (March
  1, 2001).
  **This index is now the benchmark against which the Fund measures its performance. The
  Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES OF THE FUND The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005


 Management Fees......................  0.90
 12b-1 Fees...........................  0.50
 Other Expenses.......................  0.29
                                        ----
  TOTAL ANNUAL FUND OPERATING EXPENSES  1.69



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


Principal Investors Fund                                              137
www.principal.com

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS J                 $272     $533     $918     $1,998          $172    $533    $918     $1,998




138                                              Principal Investors Fund
                                                          1-800-247-4123

INTERNATIONAL EMERGING MARKETS FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Fund's assets are invested in emerging market country equity securities. The Fund invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.


Principal Investors Fund                                              139
www.principal.com

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


140                                              Principal Investors Fund
                                                          1-800-247-4123

Principal has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-7.72

"2003"54.96


"2004"24.6


"2005"34.83



LOGO

Year-to-date return as of December 31, 2005 for Class J is 34.83%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    21.53%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02-16.22%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                       LIFE OF FUND*
 CLASS J (BEFORE TAXES)               33.83                              18.56
     (AFTER TAXES ON
     DISTRIBUTIONS)....               30.43                              17.64
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               22.85                              16.01
 MSCI Emerging Markets
 Free Index - NDTR** ..               34.00                              18.64
 MSCI Emerging Markets
 Free Index - ID ......               30.31                              16.29
 Morningstar
 Diversified Emerging
 Markets Category
 Average ..............               31.64                              18.17
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 *Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001)
 ///*//*//
  /This index is now the benchmark against which the Fund measures its performance. The
  Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES OF THE FUND The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005


 Management Fees.......................  1.35
 12b-1 Fees............................  0.50
 Other Expenses........................  0.37
                                         ----
   TOTAL ANNUAL FUND OPERATING EXPENSES  2.22



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


Principal Investors Fund                                              141
www.principal.com

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS J              $325     $694     $1,190     $2,554          $225    $694    $1,190     $2,554




142                                              Principal Investors Fund
                                                          1-800-247-4123

INTERNATIONAL  GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. It purchases securities of:
.. companies with their principal place of business or principal offices outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, selects securities for the Fund based on its own global investment research. The research program is focused on three key criteria:
.. business franchise - considering factors such as the company's relationship with its suppliers and customers, the degree of rivalry with competitors as well as the exposure to regulatory and technological risk;
.. quality of management - assessing the company's management on its ability to execute current business plans, manage the capital invested in the business as well as the level of transparency with respect to strategy and operations; and
.. business valuation - determining the private market or "true business value" of the firm.

Principal's qualitative analysis is complemented by disciplined valuation techniques. These include proprietary models as well as conventional market measurements and industry specific models of relative value. This analytical framework ensures consistency and transparency throughout the research process. Portfolios are constructed and managed within predetermined guidelines that are regularly monitored by Principal.


The equity investment philosophy of Principal is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.


Principal Investors Fund                                              143
www.principal.com

FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 139.5%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


144                                              Principal Investors Fund
                                                          1-800-247-4123

Principal became the Sub-Advisor to the Fund on November 1, 2002.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-16.86

"2003"37.37


"2004"21.58


"2005"21.41



LOGO

The year-to-date return as of December 31, 2005 for Class J is 21.41%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    18.05%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -21.48%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS J (BEFORE TAXES)
                                      20.41                               7.85
     (AFTER TAXES ON
     DISTRIBUTIONS)....               18.04                               6.96
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               14.43                               6.44
 CITI World Ex-US BMI
 Growth Index**........               17.18                               6.57
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........               13.54                               4.55
 Morningstar Foreign
 Large Growth Category
 Average ..............               15.27                               4.22
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 *Lifetime results are measured from the date the Class J shares were first sold (March 1,
  2001).
 ** This index is now the benchmark against which the Fund measures its performance. The
  Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                      CLASS J
 Management Fees....................   1.00
 12b-1 Fees.........................   0.50
 Other Expenses.....................   0.38
                                       ----
         TOTAL ANNUAL FUND OPERATING
                            EXPENSES   1.88



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The


Principal Investors Fund                                              145
www.principal.com

 Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS J              $291     $591     $1,016     $2,201          $191    $591    $1,016     $2,201




146                                              Principal Investors Fund
                                                          1-800-247-4123

PRINCIPAL LIFETIME 2010 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that are intended to generate current income (see table below), the Fund is more subject to the risks associated with an investment in fixed-income securities than to those associated with an investment in equity securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after the year 2010, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of the Funds' shareholders.

MAIN RISKS
The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").


Principal Investors Fund                                              147
www.principal.com

U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2010 or fund a cashflow need in the year 2010.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            34.7%    Partners LargeCap Growth      4.2%
      Securities                          II
      Disciplined LargeCap       10.7     Partners LargeCap Value       5.6
      Blend
      International Growth        5.5     Preferred Securities          9.1
      LargeCap Growth             4.5     Real Estate Securities        8.5
      LargeCap Value              3.1     SmallCap S&P 600 Index        4.5
      Money Market                9.6





148                                              Principal Investors Fund
                                                          1-800-247-4123

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.70%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


Principal Investors Fund                                              149
www.principal.com

Principal has been the Fund's Sub-Advisor since March 1, 2001.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-5.26

"2003"17.54


"2004"11.21


"2005"4.87



LOGO

The year-to-date return as of December 31, 2005 for Class J is 4.87%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     8.49%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -5.65%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                       LIFE OF FUND*
 CLASS J (BEFORE TAXES)               3.87                               5.91
     (AFTER TAXES ON
     DISTRIBUTIONS)....               3.15                               5.41
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               2.70                               4.83
 S&P 500 Index ........               4.91                               2.17
 Lehman Brothers
 Aggregate Bond Index .               2.43                               5.71
 Morningstar
 Conservative
 Allocation Category
 Average ..............               3.05                               3.65
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 *Lifetime results are measured from the date the Class J shares were first sold (June 15,
  2001)

FEES AND EXPENSES OF THE FUND The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005*


 Management Fees ......                 0.1225%
 12b-1 Fees............                 0.5000
 Other Expenses........                 0.1100
                                        ------
      TOTAL ANNUAL FUND
     OPERATING EXPENSES                 0.7325%

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A shares on an annualized basis) not to exceed
  0.75%.
  The Fund, as a shareholder in the underlying funds, indirectly bears its pro rate share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The Fund's investment return is net of the underlying funds' operating expenses.



 EXAMPLE


150                                              Principal Investors Fund
                                                          1-800-247-4123

 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                             IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------------------------
                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------
                                             1         3         5        10             1        3        5         10
 CLASS J                                $175      $234      $407      $909           $75     $234     $407      $909




Principal Investors Fund                                              151
www.principal.com

PRINCIPAL LIFETIME 2020 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that invest in equity securities (see table below), the Fund is more subject to the risks associated with an investment in equity securities than to those associated with an investment in fixed income securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after 2020, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of the Funds' shareholders.

MAIN RISKS

The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


152                                              Principal Investors Fund
                                                          1-800-247-4123

FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2020 or fund a cashflow need in the year 2020.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            25.2%    Partners LargeCap Value       7.4%
      Securities
      Disciplined LargeCap       17.0     Partners SmallCap Growth      1.5
      Blend                               III
      International Growth        9.7     Preferred Securities          9.8
      LargeCap Growth             6.3     Real Estate Securities        8.8
      LargeCap Value              4.3     SmallCap S&P 600 Index        2.4
      Partners LargeCap           6.0     SmallCap Value                1.6
      Growth II





Principal Investors Fund                                              153
www.principal.com

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.75%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


154                                              Principal Investors Fund
                                                          1-800-247-4123

Principal has been the Fund's Sub-Advisor since March 1, 2001.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-7.83

"2003"20.52


"2004"11.57


"2005"6.95



LOGO

The year-to-date return as of December 31, 2005 for Class J is 6.95%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    10.21%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -7.88%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                       LIFE OF FUND*
 CLASS J (BEFORE TAXES)               5.95                               6.38
     (AFTER TAXES ON
     DISTRIBUTIONS)....               5.14                               5.90
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               4.07                               5.26
 S&P 500 Index ........               4.91                               2.17
 Lehman Brothers
 Aggregate Bond Index .               2.43                               5.71
 Morningstar Moderate
 Allocation Category
 Average ..............               5.29                               3.99
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  *Lifetime results are measured from the date the Class J shares were first sold (June 15,
  2001)


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005


 Management Fees ......                  0.1225
 12b-1 Fees............                  0.5000
 Other Expenses........                  0.1100
                                         ------
      TOTAL ANNUAL FUND
     OPERATING EXPENSES                  0.7325

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A shares on an annualized basis) not to exceed
  0.75%.
  The Fund, as a shareholder in the underlying funds, indirectly bears its pro rate share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The Fund's investment return is net of the underlying funds' operating expenses.

 *


Principal Investors Fund                                              155
www.principal.com

 EXAMPLE

 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                 IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 --------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------
                                                 1         3         5        10             1        3        5         10
 CLASS J                                    $175      $234      $407      $909           $75     $234     $407      $909




156                                              Principal Investors Fund
                                                          1-800-247-4123

PRINCIPAL LIFETIME 2030 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that invest in equity securities (see table below), the Fund is more subject to the risks associated with an investment in equity securities than to those associated with an investment in fixed income securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after 2030, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of the Funds' shareholders.

MAIN RISKS

The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Principal Investors Fund                                              157
www.principal.com

FOREIGN INVESTING . An underlying fund may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2030 or fund a cashflow need in the year 2030.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            19.0%    Partners LargeCap Value       9.3%
      Securities
      Disciplined LargeCap       19.4     Partners SmallCap Growth      2.0
      Blend                               III
      International Growth       12.0     Preferred Securities          5.3
      LargeCap Growth             7.5     Real Estate Securities        8.2
      LargeCap Value              5.2     SmallCap S&P 600 Index        2.9
      Partners LargeCap           7.1     SmallCap Value                2.1
      Growth II





158                                              Principal Investors Fund
                                                          1-800-247-4123

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.74%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


Principal Investors Fund                                              159
www.principal.com

Principal has been the Fund's Sub-Advisor since March 1, 2001.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-10.96

"2003"22.14


"2004"11.92


"2005"7.66



LOGO

The year-to-date return as of December 31, 2005 for Class J is 7.66%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    11.29%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -10.18%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                  PAST 1 YEAR                       LIFE OF FUND*
 CLASS J (BEFORE TAXES)               6.66                              5.97
     (AFTER TAXES ON
     DISTRIBUTIONS)....               5.88                              5.57
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               4.59                              4.96
 S&P 500 Index ........               4.91                              2.17
 Lehman Brothers
 Aggregate Bond Index .               2.43                              5.71
 Morningstar Moderate
 Allocation Category
 Average ..............               5.29                              3.99
  Index performance does not reflect deductions for fees, expenses or taxes.
 After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 *
  Lifetime results are measured from the date the Class J shares were first sold (June 15,
  2001)


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005*


 Management Fees ......                  0.1225%
 12b-1 Fees............                  0.5000
 Other Expenses........                  0.1700
                                         ------
      TOTAL ANNUAL FUND
     OPERATING EXPENSES                  0.7925%
 Expense Reimbursement                   0.0425
                                         ------
           NET EXPENSES                  0.7500%

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A shares on an annualized basis) not to exceed 0.75%.
  The Fund, as a shareholder in the underlying funds, indirectly bears its pro rate share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The Fund's investment return is net of the underlying funds' operating expenses.




160                                              Principal Investors Fund
                                                          1-800-247-4123

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                             IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------------------------
                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------
                                             1         3         5        10             1        3        5         10
 CLASS J                                $177      $248      $435      $976           $77     $248     $435      $976




Principal Investors Fund                                              161
www.principal.com

PRINCIPAL LIFETIME 2040 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that invest in equity securities (see table below), the Fund is more subject to the risks associated with an investment in equity securities than to those associated with an investment in fixed income securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after 2040, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of the Funds' shareholders.

MAIN RISKS
The net asset value of the Fund's shares is affected by changes in the value of the securities it owns.
The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of an underlying fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . An underlying fund may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to an


162                                              Principal Investors Fund
                                                          1-800-247-4123
underlying fund that allocates more of its portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

.. High yield securities. Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain
  Investment Strategies and Related Risks").
.. U.S. Government Sponsored Enterprises. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2040 or fund a cashflow need in the year 2040.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds

      Bond & Mortgage            13.3%    Partners LargeCap Value      10.9%
      Securities
      Disciplined LargeCap       22.1     Partners SmallCap Growth      2.5
      Blend                               III
      International Growth       12.7     Preferred Securities          3.7
      LargeCap Growth             8.9     Real Estate Securities        5.2
      LargeCap Value              6.1     SmallCap S&P 600 Index        3.6
      Partners LargeCap           8.4     SmallCap Value                2.6
      Growth II





Principal Investors Fund                                              163
www.principal.com

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.73%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


164                                              Principal Investors Fund
                                                          1-800-247-4123

Principal has been the Fund's Sub-Advisor since March 1, 2001.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-13.55

"2003"22.74


"2004"12.11


"2005"7.97



LOGO

The year-to-date return as of December 31, 2005 for Class J is 7.97%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    12.11%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:Q3 '02
  -12.28%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                       LIFE OF FUND*
 CLASS J (BEFORE TAXES)               6.97                               6.01
     (AFTER TAXES ON
     DISTRIBUTIONS)....               6.34                               5.70
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               4.79                               5.05
 S&P 500 Index ........               4.91                               2.17
 Lehman Brothers
 Aggregate Bond Index .               2.43                               5.71
 Morningstar Moderate
 Allocation Category
 Average ..............               5.29                               3.99
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 *Lifetime results are measured from the date the Class J shares were first sold (June 15,
  2001)


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005*


 Management Fees ......                 0.1225%
 12b-1 Fees............                 0.5000
 Other Expenses........                 0.2500
                                        ------
      TOTAL ANNUAL FUND
     OPERATING EXPENSES                 0.8725%
 Expense Reimbursement                  0.1225
                                        ------
           NET EXPENSES                 0.7500%

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A shares on an annualized basis) not to exceed
  0.75%.
  The Fund, as a shareholder in the underlying funds, indirectly bears its pro rate share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The Fund's investment return is net of the underlying funds' operating expenses.




Principal Investors Fund                                              165
www.principal.com

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                            1        3        5         10            1       3       5          10
 CLASS J                               $177     $264     $470     $1,062          $77     $264    $470     $1,062




166                                              Principal Investors Fund
                                                          1-800-247-4123

PRINCIPAL LIFETIME 2050 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that invest in equity securities (see table below), the Fund is more subject to the risks associated with an investment in equity securities than to those associated with an investment in fixed income securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after 2050, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of the Funds' shareholders.

MAIN RISKS
The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of an underlying fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Principal Investors Fund                                              167
www.principal.com

FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . The underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

.. High yield securities. Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain
  Investment Strategies and Related Risks").
.. U.S. Government Sponsored Enterprises. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2050 or fund a cashflow need in the year 2050.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage             6.6%    Partners LargeCap Value      12.2%
      Securities
      Disciplined LargeCap       25.2     Partners SmallCap Growth      3.0
      Blend                               III
      International Growth       15.8     Preferred Securities          2.2
      LargeCap Growth             9.8     Real Estate Securities        2.3
      LargeCap Value              6.6     SmallCap S&P 600 Index        4.0
      Partners LargeCap           9.2     SmallCap Value                3.1
      Growth II





168                                              Principal Investors Fund
                                                          1-800-247-4123

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.73%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


Principal Investors Fund                                              169
www.principal.com

Principal has been the Fund's Sub-Advisor since March 1, 2001.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-16.31

"2003"24.51


"2004"11.54


"2005"8.25



LOGO

The year-to-date return as of December 31, 2005 for Class J is 8.25%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    13.07%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02-14.88%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                       LIFE OF FUND*
 CLASS J (BEFORE TAXES)               7.25                               4.90
     (AFTER TAXES ON
     DISTRIBUTIONS)....               6.72                               4.64
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               5.00                               4.11
 S&P 500 Index ........               4.91                               2.17
 Lehman Brothers
 Aggregate Bond Index .               2.43                               5.71
 Morningstar Large
 Blend Category Average               5.77                               2.15
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 *Lifetime results are measured from the date the Class J shares were first sold (June 15,
  2001)


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005


 Management Fees* .....                 0.1225%
 12b-1 Fees............                 0.5000
 Other Expenses........                   0.59
                                          ----
      TOTAL ANNUAL FUND
     OPERATING EXPENSES                 1.2125%
 Expense Reimbursement                  0.4625
                                        ------
           NET EXPENSES                 0.7500%

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class J shares on an annualized basis) not to exceed
  0.75%.
 The Fund, as a shareholder in the underlying funds, indirectly bears its pro rate share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The Fund's investment return is net of the underlying funds' operating expenses.

 *


170                                              Principal Investors Fund
                                                          1-800-247-4123

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------
                                            1        3        5         10            1       3       5          10
 CLASS J                               $177     $331     $614     $1,421          $77     $331    $614     $1,421




Principal Investors Fund                                              171
www.principal.com

PRINCIPAL LIFETIME STRATEGIC INCOME FUND
The Fund seeks current income.

MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). Most of the Fund's assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing markets through their investments in fixed-income securities, "hybrid" securities - such as real estate and preferred securities, which may produce current income as well as capital gains - and dividend-generating domestic and foreign stocks. The Fund may also invest in underlying funds which invest primarily in growth equity securities.

In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. Because the Fund invests primarily in underlying funds that are intended to generate current income (see table below), the Fund is subject to the risk of interest rate changes and credit risks associated with fixed-income securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


MAIN RISKS
The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks")



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

EQUITY SECURITY RISKS
.. Stock market volatility. The net asset value of the underlying fund shares is affected by change in the value of the securities it owns. The net asset value of the underlying fund shares is effected by changes in the value of the securities it owns. The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general


172                                              Principal Investors Fund
                                                          1-800-247-4123
  economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.
.. Foreign investing. The underlying funds may invest in foreign securities.
  Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries may negatively impact the portfolios of underlying funds. An underlying fund may make investments in instruments denominated in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.
.. Small and Medium Capitalizations. The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Smaller capitalization companies securities may be more volatile in price than larger company securities, especially over the short-term.
.. Hedging strategies. Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks.
.. Initial Public Offerings ("IPOs"). An underlying fund's purchase of shares issued in IPOs exposes an underlying fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors in retirement.

UNDERLYING FUND ALLOCATION

As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            38.1%    Partners LargeCap Growth      2.2%
      Securities                          II
      Disciplined LargeCap        5.6     Partners LargeCap Value       2.9
      Blend
      International Growth        4.0     Preferred Securities         10.6
      LargeCap Growth             2.4     Real Estate Securities        6.5
      LargeCap Value              1.6     SmallCap S&P 600 Index        2.1
      Money Market               24.0




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.67%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


Principal Investors Fund                                              173
www.principal.com

Principal has been the Fund's Sub-Advisor since March 1, 2001.

The bar chart below shows how the Fund's total return has varied year-by-year. The table below shows performance of the Fund over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-2.63

"2003"13.97


"2004"10.32


"2005"3.41



LOGO

The year-to-date return as of December 31, 2005 for Class J is 3.41%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     6.83%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02-3.63%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 CLASS J (BEFORE TAXES)               2.41                                5.45
     (AFTER TAXES ON
     DISTRIBUTIONS)....               1.41                                4.86
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               1.71                                4.37
 S&P 500 Index ........               4.91                                2.17
 Lehman Brothers
 Aggregate Bond Index .               2.43                                5.71
 Morningstar
 Conservative
 Allocation Category
 Average ..............               3.05                                3.65
  Index performance does not reflect deductions for fees, expenses or taxes.
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
 *Lifetime results are measured from the date the Class J shares were first sold (June 15,
  2001)


FEES AND EXPENSES OF THE FUND
The Class J shares of the Fund are sold without a front-end sales charge. If Class J shares are redeemed within 18 months of purchase, a contingent deferred sales charge of 1.00% may be imposed on the shares sold.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005*

                                         CLASS J
 Management Fees ......                  0.1225%
 12b-1 Fees............                  0.5000
 Other Expenses........                  0.1500
                                         ------
      TOTAL ANNUAL FUND
     OPERATING EXPENSES                  0.7725%
 Expense Reimbursement                   0.0225
                                         ------
           NET EXPENSES                  0.7500%

 *The Manager has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A shares on an annualized basis) not to exceed 0.75%.
  The Fund, as a shareholder in the underlying funds, indirectly bears its pro rate share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The Fund's investment return is net of the underlying funds' operating expenses.




174                                              Principal Investors Fund
                                                          1-800-247-4123

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                             IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------------------------
                                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------
                                             1         3         5        10             1        3        5         10
 CLASS J                                $177      $244      $427      $955           $77     $244     $427      $955




Principal Investors Fund                                              175
www.principal.com

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS

The Class J shares of the Funds are sold without a front-end sales charge. There is no sales charge on shares purchased with reinvested dividends or other distributions.

ONE-TIME FEES
.. If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold.
  . The CDSC is not imposed on shares:
    . that were purchased pursuant to the Small Amount Force Out program (SAFO); . redeemed due to a shareholder's death or disability (as defined in the
      Internal Revenue Code);
    . redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
    . sold using a periodic withdrawal plan (up to 10% of the value of the shares (as of the last business day of December of the prior year) subject to a CDSC without paying the CDSC); or
    . that were purchased through the Principal Income IRA; or . that were purchased through Principal Passage.
.. A redemption fee* of 1.00% is charged on redemptions of $30,000 or more if the shares were purchased within 30 days of the redemption. The fee does not apply to redemptions made: through a periodic withdrawal plan; due to a shareholder's death or disability (as defined in the Internal Revenue Code);
  or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed at the time of the shares are redemption.
.. An exchange fee* of 1.00% is charged on exchanges of $30,000 or more among the Funds if the shares were purchased within 30 days of the exchange. The fee is calculated as a percentage of market value of the shares exchanged at the time of the exchange.
  * Neither the redemption nor the exchange fee applies to shares redeemed/exchanged from the Money Market Fund.


The Funds do not pay any fees other than those described below and do not pay any other expenses.


ONGOING FEES
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund, as a shareholder in the underlying fund, bears its pro rata share of the management fees incurred by each underlying fund. The investment return of each Principal LifeTime Fund is net of the underlying funds' management fee.


Each of the Funds pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Funds.
.. Distribution Fee - Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class J shares. Under the plan, the Class J shares of each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
.. Transfer Agent Fee - The Manager has entered into a Transfer Agency Agreement with the Fund under which the Manager provides transfer agent services to the Class J shares of the Fund. These services are currently provided at cost.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently, there is no charge for these services.


176                                              Principal Investors Fund
                                                          1-800-247-4123

Class J shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Class J shareholders and the cost of shareholder meetings held solely for Class J shares.


The Manager registers Class J shares with the states and the Fund pays the cost associated with this activity under the terms of the Transfer Agency Agreement for Class J Shares. Due to the low level of assets of certain Funds, the state registration fees have a dramatic impact on the Class J share expense ratios of those Funds. As the assets increase, it is expected that this expense will become a relatively small portion of the overall Fund's operating expenses for this class. The Manager has agreed to pay the state registration expenses, and if necessary other Fund expenses, on an interim basis in order to lower the total operating expense ratio for certain of the Fund's Class J shares. Therefore, the Transfer Agency Agreement for Class J shares has been amended to reflect the Manager's agreement to pay expenses of the Fund. However, the Manager reserves the right to be reimbursed for any expenses paid on behalf of the Fund if the Fund's expenses are less than the limit agreed to by the Fund.


Principal Investors Fund                                              177
www.principal.com

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Principal LifeTime Funds. It does apply to the underlying funds in which the LifeTime Funds invest. The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


REVERSE REPURCHASE AGREEMENTS
A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain


178                                              Principal Investors Fund
                                                          1-800-247-4123
cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS
The Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Bond & Mortgage Securities Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative. The Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040 and Principal LifeTime 2050 and Principal LifeTime Strategic Income Funds may invest in underlying funds that may invest in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield


Principal Investors Fund                                              179
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

bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


INITIAL PUBLIC OFFERINGS ("IPOS")
Certain of the Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;


180                                              Principal Investors Fund
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

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to rack a particular market index. The Funds could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING
As a principal investment strategy, the Diversified International, International Emerging Markets and International Growth Funds may invest Fund assets in securities of foreign companies. The other Funds (except Government & High Quality Bond Fund) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in


Principal Investors Fund                                              181
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

dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Funds (except the Government & High Quality Bond Fund) may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities, High Quality Intermediate-Term Bond, Inflation Protection, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, Partners LargeCap Blend, Money Market, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Preferred Securities, Real Estate Securities and Short-Term Bond Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations)


182                                              Principal Investors Fund
                                                          1-800-247-4123
than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES
From time to time, as part of its investment strategy, each Fund (other than the Money Market Fund which may invest in high-quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


LIFETIME FUNDS
The performance and risks of each LifeTime Fund directly corresponds to the performance and risks of the underlying funds in which the Fund invests. By investing in many underlying funds, the LifeTime Funds have partial exposure to the risks of many different areas of the market. The more a LifeTime Fund allocates to stock funds, the greater the expected risk.

For Funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed-income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. Principal intends to gradually shift each LifeTime Fund's (except the Lifetime Strategic Income Fund) allocation among the underlying funds so that within five to ten years after the stated retirement date, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund.


If you are considering investing in a LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each LifeTime Fund is managed with the assumption that the investor will invest in a LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.


Each LifeTime Fund indirectly bears its pro-rata share of the expenses of the Institutional Class shares of the underlying funds in which it invests, as well as directly incurring expenses. Therefore, investment in a LifeTime Fund may be more costly than investing directly in shares of the underlying funds.


Principal Investors Fund                                              183
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

PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the Fund) that may have an adverse impact on Fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the Fund are sold during the year). No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other Funds may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. As of December 31, 2005, the mutual funds it manages had assets of approximately $28.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Fund. For these services, the Sub-Advisor is paid a fee by the Manager. Information regarding Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in each of the Funds.

SUB-ADVISOR: Alliance Capital Management, L.P. ("Alliance") managed $579 billion in assets as of December 31, 2005. Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth I   Bruce K. Aronow
                                        Michael W. Doherty
                                        N. Kumar Kirpalani
                                        Samantha S. Lau





184                                              Principal Investors Fund
                                                          1-800-247-4123

BRUCE K. ARONOW, CFA . Senior Vice President, Portfolio Manager/Research Analyst. Mr. Aronow is team leader of the Small Cap Growth equity portfolio management team. Prior to joining Alliance in 1999, Mr. Aronow was responsible for research and portfolio management of the small cap consumer sectors since early 1997 at INVESCO (NY) (formerly Chancellor Capital Management). He joined Chancellor in 1994. Previously, Mr. Aronow was a Senior Associate with Kidder, Peabody & Company. Mr. Aronow holds a BA from Colgate University. Mr. Aronow is a member of both the New York Society of Security Analysts and the Association of Investment Management & Research. He is a Chartered Financial Analyst.



MICHAEL W. DOHERTY . Assistant Vice President, Quantitative Analyst. Mr. Doherty is responsible for maintaining and updating the quantitative models used by the small cap group. He also provides research assistance across all industries and portfolio administration. Prior to joining Alliance in 1999, Mr. Doherty worked as a small cap research assistant and portfolio administrator for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Doherty began his career at Citicorp Investment Management in 1983 as a research assistant. He is currently attending Mount Saint Mary's College working toward a BA in Business Administration.



N. KUMAR KIRPALANI, CFA . Vice President, Portfolio Manager/Research Analyst. Prior to joining Alliance in 1999, Mr. Kirpalani was responsible for research and portfolio management of small cap industrial, financial and energy sectors for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Kirpalani joined Chancellor in 1993. Previously, Mr. Kirpalani served as Vice President of Investment Research at Scudder, Stevens & Clark. Mr. Kirpalani received a BTech from the Indian Institute of Technology and an MBA from the University of Chicago. Mr. Kirpalani is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. He is a Chartered Financial Analyst and has 22 years of investment experience.



SAMANTHA S. LAU, CFA . Vice President, Portfolio Manager/Research Analyst. Prior to joining Alliance in 1999, Ms. Lau was responsible for covering small cap technology companies for INVESCO (NY) (formerly Chancellor Capital Management). She joined Chancellor LGT in 1997. Previously Ms. Lau worked for three years in the investment research department of Goldman Sachs. Ms. Lau has a BS, magna cum laude, in Finance and Accounting from the Wharton School of the University of Pennsylvania. She is a Chartered Financial Analyst.


SUB-ADVISOR: AllianceBernstein Investment Research and Management ("Bernstein"), a wholly-owned subsidiary of Alliance Capital Management, L.P. ("Alliance"). As of December 31, 2005, Alliance managed $579 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

The management of and investment decisions for the Fund's portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio. the members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                                                                     DAY-TO-DAY
           FUND                                                                      FUND MANAGEMENT
           ----                                                                      ---------------
           Partners LargeCap Value                                                   Marilyn G. Fedak
                                                                                     John Mahedy
                                                                                     Chris Marx
                                                                                     John D. Phillips, Jr.





Principal Investors Fund                                              185
www.principal.com

MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN MAHEDY, CPA . Mr. Mahedy was named Co-CIO-US Value equities in 2003. He continues to serve as director of research-US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in Bernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991. He also covered oil services at Morgan Stanley for three years in the early 1990s. Mr. Mahedy was ranked among the top-five oil analysts in the Reuters and Greenwich Associates polls in 1999 and 2000, and he was named to the Institutional Investor All-America Research Team in 1993, 1994 and 1995. Mr. Mahedy began his career as a senior auditor with Peat Marwick Main. He earned a BS and an MBA from New York University.






CHRISTOPHER W. MARX . Mr. Marx joined the firm in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Prior to that, he spent six years as a consultant for Deloitte & Touche and the Boston Consulting Group. Mr. Marx earned an AB in economics from Harvard, and an MBA from the Stanford Graduate School of Business. Location: New York.







JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111. As of December 31, 2005, American Century managed $100.9 billion in assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth II  Prescott LeGard
                                        Gregory Woodhams




E.A. PRESCOTT LEGARD, CFA . Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.


186                                              Principal Investors Fund
                                                          1-800-247-4123

GREGORY J. WOODHAMS, CFA . Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor's degree in Economics from Rice University and a Master's degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Ark Asset Management Co., Inc. ("Ark Asset") is an independent,
         100% employee owned investment management firm. Ark Asset's offices are located at 125 Broad Street, New York, NY 10004. As of December 31, 2005, Ark Asset managed $16.7 billion in assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Value      Coleman M. Brandt
                                        William G. Charcalis




COLEMAN M. BRANDT . Vice Chairman, Ark Asset. Mr. Brandt joined Ark Asset in 1989. Prior to joining Ark Asset, he served as President of Lehman Management Co., Inc. He earned an MBA from the Harvard Graduate School of Business Administration and a BS from the Philadelphia Textile Institute.



WILLIAM G. CHARCALIS . Managing Director, Ark Asset. Mr. Charcalis joined Ark Asset in 1994 as Senior Manager and has served in his current position since 1997. Prior to joining Ark Asset, he was Senior Manager at The IBM Retirement Funds. He earned a BS from the University of Southern California.


SUB-ADVISOR: Barrow, Hanley, Mewhinney & Strauss ("BHMS") is an investment advisory firm that was founded in 1979. It is registered as an investment adviser under the Investment Advisers Act of 1940. BHMS manages investments for institutional investors. It is a wholly-owned subsidiary of Old Mutual Asset Management (US), which is a wholly-owned subsidiary of Old Mutual plc. BHMS's address is 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201. At December 31, 2005, BHMS had approximately $55.4 billion in assets under management.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           MidCap Value                 James P. Barrow
                                        Mark Giambrone




JAMES P. BARROW . During Mr. Barrow's 43-year investment career, he has worked as a securities analyst and portfolio manager for several major institutions including Citizens & Southern Bank of South Carolina, Atlantic Richfield and Reliance Insurance. In 1973 re joined Republic National Bank of Dallas as a portfolio manager, where he worked with Tim Hanley and John Strauss. He later was placed in charge of the Employee benefit Portfolio Group and was a


Principal Investors Fund                                              187
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

member of the Trust Investment Committee until the founding of BHMS in 1979. Mr. Barrow is the lead portfolio manager for the Vanguard Windsor II and Selected Value Funds. He earned a BS from the University of South Carolina.



MARK GIAMBRONE, CPA . Mr. Giambrone joined BHMS in December 1998 and became a principal in 2000. Prior to joining BHMS, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his 13-year career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal. Mr. Giambrone is a member of the American Institute of Certified Public Accountants. He graduated summa cum laude from Indiana University with a BS in Accounting, and earned an MBA from the University of Chicago.


SUB-ADVISOR: BNY Investment Advisors ("BNY"), a separately identifiable division of The Bank of New York, is located at 1633 Broadway, New York, New York 10019. Founded by Alexander Hamilton in 1784, The Bank of New York is one of the largest commercial banks in the United States, with over $102 billion in assets. The Bank of New York began offering investment services in the 1830s and as of December 31, 2005, managed more than $102 billion in investments for institutions and individuals.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth II  Edward J. Von Sauers
                                        Kurt Zyla





EDWARD J. VON SAUERS . Mr. Von Sauers joined BNY Asset Management in 1987. As Division Head of Short Term Money Management, he has overall responsibility for $29 billion in short term fixed income assets. Mr. Von Sauers is a member of the Bank's Investment Policy Committee. Prior to joining the Bank, he was a portfolio manager for the New York State Power Authority. Mr. Von Sauers earned both a BBA and an MBA in Finance from Pace University.



KURT ZYLA . Mr. Zyla is the Managing Director and Division Head of Index Fund Management at BNY. Prior to managing the Division in 1998, he was an index portfolio manager and worked in the Special Investment Products area, focusing on portfolio transitions/liquidations and equity derivative product strategies. Before joining BNY in 1989, Mr. Zyla worked in the Specialty Chemical's Division of Engelhard Corporation in the areas of technical sales and product management. He earned a BS in Chemical Engineering from New Jersey Institute of Technology and an MBA from New York University's Stern School of Business.


SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902. As of December 31, 2005, CCI had approximately $5.9 billion in assets under management.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           LargeCap Growth              Anthony Rizza
           MidCap Growth                Clifford G. Fox




188                                              Principal Investors Fund
                                                          1-800-247-4123

CLIFFORD G. FOX, CFA . Mr. Fox, portfolio manager, joined CCI in 1992. He had previously served as Vice President of Equity Investments at General Reinsurance Corporation. He received an MBA from the Stern School of Business, New York University and a BS from the Wharton School, University of Pennsylvania. Mr. Fox has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He had previously worked with Connecticut National Bank as a Research Officer. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a wholly-owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. As of December 31, 2005, Emerald managed approximately $2.36 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth II  Joseph W. Garner
                                        Kenneth G. Mertz II
                                        Stacey L. Sears




The portfolio management and strategy team have long tenures at Emerald, with Ms. Sears joining Emerald in 1991, Mr. Mertz in 1992 and Mr. Garner in 1994.



KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees' Retirement System (1985-1992). He earned a BA in Economics from Millersville University.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.



JOSEPH W. GARNER . Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce's Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio


Principal Investors Fund                                              189
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

Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.





SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. Goldman Sachs Asset Management reported $496.1 billion in total assets under management and/or distribution as of December 31, 2005 (including seed capital and excluding assets under supervision).

The day-to-day portfolio management for some of the Funds listed below is shared by two or more portfolio managers. In each such case the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend I    Melissa R. Brown
                                        Robert C. Jones
           Partners MidCap Value I      Dolores Bamford
                                        David L. Berdon
                                        Andrew Braun
                                        Scott Carroll
                                        Sally Pope Davis
                                        Sean Gallagher
                                        Lisa Parisi
                                        Edward Perkin
                                        Eileen Rominger





DOLORES BAMFORD . Ms. Bamford is a Vice President and Portfolio Manager at GSAM. She joined GSAM as a portfolio manager for the Value team in April 2002. Prior to that, Ms. Bamford was a portfolio manager at Putnam Investments for various products since 1991.



DAVID L. BERDON . Mr. Berdon is a Vice President and Portfolio Manager at GSAM. Mr. Berdon joined GSAM as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology Partners.



ANDREW BRAUN . Mr. Braun is a Managing Director and Portfolio Manager at GSAM. Mr. Braun joined GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team. He became a portfolio manager in May 2001.



MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity ("GQE") group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at


190                                              Principal Investors Fund
                                                          1-800-247-4123

Prudential Securities. She earned an MBA from New York University. She has earned the right to use the Chartered Financial Analyst designation.



SCOTT CARROLL . Mr. Carroll is a Vice President and Portfolio Manager at GSAM. Mr. Carroll joined GSAM as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.



SALLY POPE DAVIS . Ms. Pope Davis is a Vice President and Portfolio Manager at GSAM. She joined GSAM as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.



SEAN GALLAGHER . Mr. Gallagher is a Managing Director and Portfolio Manager at GSAM. Mr. Gallagher joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.



ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the GQE group. He brings 20 years of investment experience to his work in managing the GQE group. Mr. Jones joined GSAM as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.



JAMES OTNESS . Mr. Otness is a Managing Director and Portfolio Manager at GSAM. Mr. Otness joined GSAM as a portfolio manager in May 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, he worked at J.P. Morgan, most recently as a managing director and portfolio manager responsible for small-cap institutional equity investments.







LISA PARISI . Ms. Parisi is a Managing Director and Portfolio Manager at GSAM. Ms. Parisi joined GSAM as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.



EDWARD PERKIN. . Mr. Perkin is a Vice President and Portfolio Manager at GSAM. Mr. Perkin joined GSAM as a research analyst in June 2002. He became a portfolio manager in June 2004. From August 2000 to May 2002, Mr. Perkin earned his MBA at Columbia Business School, during which time he served as a research intern for Fidelity Investments and Gabelli Asset Management. From September 1997 to May 2000, Mr. Perkin was a senior research analyst for a subsidiary of Fiserv, where he oversaw all matters related to compliance and historical market data.



EILEEN ROMINGER . Ms. Rominger is a Managing Director, Chief Investment Officer and Portfolio Manager at GSAM. Ms. Rominger joined GSAM as a portfolio manager and Chief Investment Officer of the Value team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.


SUB-ADVISOR: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") is a privately held global investment management firm servicing clients in the corporate, public, endowment and foundation marketplace located at 40 Rowes Wharf, Boston, MA 02110. As of December 31, 2005, GMO managed $111 billion in client assets.

Day-to-day management of the Fund is the responsibility of GMO's U.S. Quantitative Division. The Division's members work collaboratively to manage the Fund's portfolio, and no one person is primarily responsible for day-to-day management. The individual responsible for managing the implementation and monitoring of the overall portfolio management of the Fund is Sam Wilderman. Mr. Wilderman allocates responsibility for portions of the Fund's portfolio


Principal Investors Fund                                              191
www.principal.com
to various members of the Division, oversees the implementation of trades, reviews the overall composition of the Fund's portfolio, including compliance with stated investment objectives and strategies and monitors cash flows.


Mr. Wilderman is a member (partner) of GMO and is Director of GMO's U.S. Quantitative Division. Mr. Wilderman served as co-director of U.S. equity management in 2005. Prior to this position, he was responsible for research and portfolio management for the GMO Emerging Markets Fund, the GMO Emerging Countries Fund and the GMO Emerging Markets Quality Fund. He joined GMO in 1996 following the completion of his B.A. in Economics from Yale University.


The SAI contains other information about how GMO determines the compensation of the Division's senior member, other accounts managed by the team's senior member, and ownership of mutual fund shares by the Division's senior member.


SUB-ADVISOR: Los Angeles Capital Management and Equity Research, Inc. ("LA
         Capital") is an independent, employee-owned firm. It is located at 11150 Santa Monica Boulevard, Los Angeles, California 90025. As of December 31, 2005, LA Capital had assets under management of approximately $3.7 billion.

Day-to-day portfolio management is performed by an investment management team. Current members of the team include: Thomas D. Stevens, CFA, Chairman; Hal W. Reynolds, CFA, Chief Investment Officer; David R. Borger, CFA, Director of Research; Stuart K. Matsuda, Director of Trading; and Christine M. Kugler, Director of Implementation. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                         DAY-TO-DAY
           FUND                          FUND MANAGEMENT
           ----                          ---------------
           Partners MidCap Value Fund I  David R. Borger
                                         Christine M. Kugler
                                         Stuart K. Matsuda
                                         Hal W. Reynolds
                                         Thomas D. Stevens
           Partners SmallCap Value       David R. Borger
                                         Christine M. Kugler
                                         Stuart K. Matsuda
                                         Hal W. Reynolds
                                         Thomas D. Stevens





DAVID R. BORGER, CFA . Director of Research and Principal, L.A. Capital. Mr. Borger co-founded L.A. Capital in 2002 and is responsible for the development and management of the Dynamic Alpha Model (the firm's proprietary stock selection model). Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He earned a BS from the Wittenberg University and an MA and MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.



CHRISTINE M. KUGLER . Director of Implementation and Principal, L.A. Capital. Ms. Kugler was with L.A. Capital at its founding and became a Principal in January of 2004. Prior to joining L.A. Capital she worked at Wilshire Associates. She earned a BA from the University of California, Santa Barbara.



STUART K. MATSUDA . Director of Trading and Principal, L.A. Capital. Mr. Matsuda co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Vice President and principal at Wilshire Associates where he also served as Wilshire Asset Management's Director of Trading. He earned a BBA from the University of Hawaii and an MBA from California State University Northridge.


192                                              Principal Investors Fund
                                                          1-800-247-4123

HAL W. REYNOLDS, CFA . Chief Investment Officer and Principal, L.A. Capital. Mr. Reynolds co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He joined the consulting division of Wilshire Associates in 1989 where he served as a senior consultant and also designed the Wilshire Compass (the firm's asset allocation and manager optimization technology system). In 1989, he joined Wilshire Asset Management as Chief Investment Officer. Mr. Reynolds earned a BA from the University of Virginia and an MBA from the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



THOMAS D. STEVENS, CFA . Chairman and Principal, L.A. Capital. Mr. Stevens co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Senior Managing Director and Principal at Wilshire Associates. He joined Wilshire in 1980 and for six years directed its Equity Division, overseeing the delivery of the Equity and Index Fund Management Services, In 1986, he assumed responsibility for Wilshire Asset Management and for the next 16 years headed that division. Mr. Stevens earned a BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $105.9 billion in total assets (as of December 31, 2005) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.


The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Value        S. Basu Mullick




S. BASU MULLICK . Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. He is manager of mid- to large-cap value Partners Fund and mid-cap value strategy totaling $5.4 billion in assets. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned a MA in Economics and a Ph.D., ABD Finance from Rutgers University.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2005, Principal, together with its affiliated asset management companies, had approximately $159 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

The day-to-day portfolio management for some of the Funds listed below is shared by two or more portfolio managers. In each such case the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


Principal Investors Fund                                              193
www.principal.com

                                                DAY-TO-DAY
           FUND                                 FUND MANAGEMENT
           ----                                 ---------------
           Bond & Mortgage Securities           William C. Armstrong
                                                Timothy R. Warrick
           Diversified International            Paul H. Blankenhagen
                                                Juliet Cohn
                                                Chris Ibach
           Government & High Quality Bond       Brad Fredericks
                                                Lisa A. Stange
           High Quality Intermediate-Term Bond  William C. Armstrong
                                                Timothy R. Warrick
           Inflation Protection                 Martin J. Schafer
                                                Gwen Swanger
           International Emerging Markets       Michael A. Marusiak
                                                Michael L. Reynal
           International Growth                 Steven Larson
                                                John Pihlblad
           LargeCap S&P 500 Index               Dirk Laschanzky
                                                Mariateresa Monaco
           LargeCap Value                       John Pihlblad
           MidCap Blend                         K. William Nolin
           MidCap S&P 400 Index                 Dirk Laschanzky
                                                Mariateresa Monaco
           MidCap Value                         Jeff Schwarte
                                                Dirk Laschanzky
           Money Market                         Tracy Reeg
                                                Alice Robertson
           Principal LifeTime 2010              Dirk Laschanzky
           Principal LifeTime 2020              Dirk Laschanzky
           Principal LifeTime 2030              Dirk Laschanzky
           Principal LifeTime 2040              Dirk Laschanzky
           Principal LifeTime 2050              Dirk Laschanzky
           Principal LifeTime Strategic Income  Dirk Laschanzky
           Short-Term Bond                      Zeid Ayer
                                                Craig Dawson
                                                Martin J. Schafer
           SmallCap Blend                       Todd Sanders
           SmallCap Growth                      Mariateresa Monaco
           SmallCap S&P 600 Index               Dirk Laschanzky
                                                Mariateresa Monaco
           SmallCap Value                       Thomas Morabito
           Ultra Short Bond                     Zeid Ayer
                                                Craig Dawson




194                                              Principal Investors Fund
                                                          1-800-247-4123

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ZEID AYER, PH.D., CFA . Mr. Ayer joined Principal in 2001 and is a senior research analyst and co-manager of the Ultra Short Fixed Income portfolios. He is the global sector head for asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). Mr. Ayer is also the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, he was assistant vice president at PNC Financial Services Group. He earned a PhD in Physics from the University of Notre Dame, an MS in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen is a portfolio manager at Principal. He is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Mr. Blankenhagen is also active in research with an emphasis on the banking and media industries. He joined the firm in 1992 and has been a member of the international equity team since 1995. He was named a portfolio manager in 2000. Mr. Blankenhagen received a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He holds the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.



JULIET COHN . Ms. Cohn is a portfolio manager at Principal. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College Cambridge England.



CRAIG DAWSON, CFA . Mr. Dawson joined Principal in 1998 and became a portfolio manager in 2002. He manages ultra short, high quality short, stable value and global strategic income portfolios. He previously managed corporate bond portfolios and multi-sector portfolios. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.



BRAD FREDERICKS. . Mr. Fredericks is a portfolio manager at Principal Global Investors. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He received a Bachelor's degree in Finance from Iowa State University. Mr. Frederick is a Fellow of the Life Management Institute (FLMI).



CHRISTOPHER IBACH, CFA . Mr. Ibach joined Principal in 2000 and is an associate portfolio manager and equity research analyst. He specializes in the analysis of international technology companies and is also responsible for coordinating portfolio rebalancing and the application of Principal's Global Research Platform. Previously, he was with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



STEVEN LARSON, CFA. . Mr. Larson is an associate portfolio manager and equity analyst for Principal. Prior to joining the firm in 2001, he led the investment management review and portfolio analysis process for the $80 billion Wells Fargo fund family. Prior to that, he was Manager of the Investment Analytics Group at First American Asset Management. He received an MBA in Finance from the University of Minnesota and a Bachelor's degree from Drake University. He is a member of the Association for Investment Management and Research (AIMR) and has earned the right to use the Chartered Financial Analyst designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served


Principal Investors Fund                                              195
www.principal.com
as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



MARIATERESA MONACO . Ms. Monaco is an associate portfolio manager at Principal. Joining Principal in 2005, she works with the asset allocation and indexed funds. Most recently, she was a quantitative equity analyst at Fidelity Management in Boston. During her 10-year career with Fidelity, she supported a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Northeastern University. She also earned a Master's degree in Electrical Engineering from Politecnico di Torino, Italy, and a diploma in Piano from the Conservatorio di Torino, Italy.



THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal specializing in the management and research areas for the short-term money market portfolios. She joined the firm in 1993. Ms. Reeg received a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.


196                                              Principal Investors Fund
                                                          1-800-247-4123

TODD SANDERS, CFA . Mr. Sanders is an equity analyst for Principal focused on quantitative research. He joined the firm in 1998. Previously, he was an investment analyst for NISA Investment Advisors and in credit analysis/risk management with the U.S. Central Credit Union. He received an MBA in Finance from Washington University and a Bachelor's degree in Finance/Economics from the University of Missouri-Columbia. He is a member of the International Association of Financial Engineers (IAFE), the Global Association of Risk Professionals
(GARP) and the Association of Investment Management and Research (AIMR). He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in managing mortgage-backed securities and high quality short, intermediate and long duration portfolios. Mr. Schafer joined the firm in 1977. In the early 1980s, he developed the firm's secondary mortgage marketing operation and in 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985 and institutional portfolios in 1992. Mr. Schafer holds a Bachelor's degree in Accounting and Finance from the University of Iowa.



JEFFREY A. SCHWARTE, CFA, CPA . Mr. Schwarte is an associate portfolio manager and equity analyst at Principal. He is a member of the systematic strategies team and is responsible for conducting research on stock selection strategies, portfolio construction techniques, and strategy implementation. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He received a Bachelor's degree in Accounting from the University of Northern Iowa. He also holds the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI). He is a member of the Iowa Society of Certified Public Accountants and the Association for Investment Management and Research (AIMR). He also has the NASD Series 7 license.



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for Principal. She is integrally involved in the formulation of broad investment strategy, quantitative research and product development. She joined the firm in 1989. Ms. Stange received an MBA and a Bachelor's degree from the University of Iowa. She holds the Chartered Financial Analyst designation and is a member of the Iowa Society of Financial Analysts and the CFA Institute.



GWEN SWANGER, CFA . Ms. Swanger is a portfolio manager for Principal's global fixed income and inflation protection portfolios. She has managed global fixed income since 1997. She has been involved in international and U.S. investing for over fifteen years. In addition to managing the international bond portfolios, she has directed the international fixed income research effort overseeing sovereign credit analysis of developed, developing countries and emerging markets. Ms. Swanger joined the firm in 1989 as a private placement analyst. She received an MBA in Finance, a Bachelor's degree from Drake University and is a Fellow of the Life Management Institute (FLMI). She also holds the Chartered Financial Analyst designation and is a member of the CFA Institute.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


SUB-ADVISOR: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. As of December 31, 2005, Principal - REI, together with its affiliated asset management companies, had approximately $32.0 billion in asset under management. Principal - REI's address is 801 Grand Avenue, Des Moines, Iowa 50392.



Principal Investors Fund                                              197
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

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Real Estate Securities       Kelly D. Rush




KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2005, Spectrum, together with its affiliated asset management companies, had approximately $13.2 billion in asset under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Preferred Securities         L. Phillip Jacoby
                                        Bernard M. Sussman




L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995 as Portfolio Manager. Previously, he was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a $600 million preferred stock portfolio. Mr. Jacoby received his BS in Finance from Boston University.



BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer and Chair of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid market. He was a Limited Partner at Goldman Sachs from 1994-1996. He received a BS in Industrial Relations and an MBA in Finance, both from Cornell University.


SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $269.5 billion in assets under management as of December 31, 2005. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.


198                                              Principal Investors Fund
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


                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend      William J. Stromberg
                                        Richard T. Whitney
           Partners LargeCap Growth I   Robert W. Sharps





ROBERT W. SHARPS, CFA, CPA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also a Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



WILLIAM J. STROMBERG, CFA . Mr. Stromberg is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price, Director of Global Equity Research, and a member of the firm's Equity and International Steering Committees. Prior to joining the firm in 1987, he was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center. He earned a BA from Johns Hopkins University and an MBA from Tuck School of Business at Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Stromberg serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Mr. Stromberg has ultimate accountability for the Fund.






RICHARD T. WHITNEY, CFA . Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of the firm's Quantitative Equity Group and member of the Equity Steering Committee. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a BS and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Whitney serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he, along with Mr. Stromberg, is responsible for ensuring adherence to portfolio constraints and risk controls, as well as managing inter-analyst activity.





SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2005, Turner had discretionary management authority with respect to approximately $18 billion in assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


Principal Investors Fund                                              199
www.principal.com

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth       Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Previously, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987. He earned a BA in Economics and a BA in Psychology from Vassar College.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. He earned a BS in Accounting and an MBA in Finance from Bradley University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2005, UBS Global AM managed approximately $66.12 billion in assets and the Group managed approximately $581.49 billion in assets.

Investment decisions for the Partners LargeCap Value I Fund are made by investment management teams at UBS Global AM, including Thomas M. Cole, Thomas
J. Digenan, John C. Leonard and Scott C. Hazen. No memeber of the investment management team is primarily responsible for making recommendations for portfolio purchases.


The day-to-day portfolio management for the Partners SmallCap Growth II Fund is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.


The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                                                                     DAY-TO-DAY
           FUND                                                                      FUND MANAGEMENT
           ----                                                                      ---------------
           Partners LargeCap Value I                                                 Thomas M. Cole
                                                                                     Thomas J. Digenan
                                                                                     Scott C. Hazen
                                                                                     John C. Leonard
           Partners SmallCap Growth II                                               Paul A. Graham, Jr.
                                                                                     David N. Wabnik




THOMAS M. COLE, CFA . Mr. Cole joined UBS Global AM in 1985. Mr. Cole is responsible for the direction and oversight of the research group of the North American Core Equities Team. He is actively involved in security analysis and the portfolio construction process. Mr. Cole's prior experience with the firm includes Senior Analyst (responsible for the retail, food, household and personal products, media, auto and auto parts sectors), managing the US Equity Trading


200                                              Principal Investors Fund
                                                          1-800-247-4123

Desk and serving as a Portfolio Manager in the US Fixed Income Group. He is a member of the Association of Investment Management and Research and the Investment Analysts Society of Chicago. He received both his BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.



THOMAS J. DIGENAN, CFA, CPA . Mr. Digenan joined UBS Global AM in 1993. Mr. Digenan participates in the analysis and development of US Equity portfolio. He is responsible for communicating the firm's equity strategy to clients and investment consultants. Mr. Digenan's prior experience with the firm includes President of mutual funds and relationship funds organization. Prior to joining the firm, Mr. Digenan was a senior manager in the tax department of KPMG Peat Marwick working exclusively in the investment services industry. Mr. Digenan is a member of the Association for Investment Management and Research, the Investment Analysts Society of Chicago and the American Institute of Certified Public Accounts.



PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



SCOTT C. HAZEN, CFA . Mr. Hazen joined UBS Global AM in 1992 and participates in the analysis and development of U.S. Equity portfolios. Prior to joining the portfolio management team in 2004, Mr. Hazen served as a member of the firm's global investment team responsible for providing client service and relationship management to the firm's clients. He earned a BBA from the University of Notre Dame and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation and is a member of the Investment Analysts Society of Chicago.







JOHN C. LEONARD, CFA . Mr. Leonard joined UBS Global AM in 1991. Mr. Leonard Head of North American Equities and is responsible for the development of sector and stock selection strategies within this market. In addition, as Deputy Head of Equities, Mr. Leonard assumes management responsibilities for Japanese, Asian and Australian Equities. Prior to joining UBS Global AM, he worked as an investment analyst at a real estate management company and as a financial advisor with two investment management firms. Mr. Leonard received his AB from Dartmouth College and his MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exams.


SUB-ADVISOR: Wellington Management Company, LLP ("Wellington Management"), a
         Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, MA 02109. Wellington Management and its predecessor organizations have provided investment services since 1928. As of December 31, 2005, Wellington Management managed $520.7 billion of client assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.


Principal Investors Fund                                              201
www.principal.com

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend I    Maya K. Bittar
                                        Jeffrey L. Kripke
                                        Matthew E. Megargel
                                        Michael D. Rodier




MAYA K. BITTAR, CFA . Ms. Bittar, a Vice President, joined Wellington Management in 1998 as an equity portfolio manager. Prior to joining the firm, Ms. Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management. Ms. Bittar earned an MBA and MS, along with a BBA, from the University of Wisconsin-Madison. She has earned the right to use the Chartered Financial Analyst designation.



JEFFREY L. KRIPKE . Mr. Kripke, a Vice President, joined Wellington Management in 2001 as a portfolio manager. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management, Chase Asset Management and Morgan Stanley Asset Management. Mr. Kripke earned an MBA in Finance from Columbia University Graduate School of Business and a BA in Economics from Tufts University.



MATTHEW E. MEGARGEL, CFA . Mr. Megargel, a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.



MICHAEL D. RODIER . Mr. Rodier, a Vice President, joined Wellington Management in 1982 while pursuing a BS degree in journalism at Suffolk University. Upon graduation in 1984, Mr. Rodier joined the firm as a fixed income analyst focusing on convertible securities. Mr. Rodier joined the US Core Equity team as an analyst and portfolio manager in 1994. As noted, Mr. Rodier earned a BS in Journalism from Suffolk University.


THE SUB-SUB-ADVISORS

Principal Global Investors, LLC ("Principal") has entered into sub-sub-advisory agreements for various Funds. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of Principal for a certain portion of the Fund's assets. The sub-sub-advisor is paid a fee by Principal.

Principal is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund's portfolio are made by Spectrum Asset Management, Inc. ("Spectrum"), and Post Advisory Group, LLC ("Post") each of which serves as sub-sub-advisor. Similar day-to-day management decisions concerning a portion of the High Quality Intermediate-Term Bond Fund's portfolio are made by Spectrum and such decisions for a portion of the Ultra Short Bond Fund's portfolio are made by Post.


See the discussion regarding Spectrum provided in connection with the Preferred Securities Fund for a description of the firm and the individuals who serve as portfolio managers.





SUB-ADVISOR: Post Advisory Group, LLC ("Post") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025. As of December 31, 2005, Post had $8.1 billion in asset under management.





202                                              Principal Investors Fund
                                                          1-800-247-4123

LAWRENCE A. POST . Mr. Post joined Principal in 2003 with over 30 years of investment experience. Prior to founding the Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. Mr. Post received an MBA in Business Administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.



ALLAN SCHWEITZER . Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer received a Bachelor's degree in Business Administration from Washington University at St. Louis and his Master's in Business Administration from the University of Chicago with a concentration in analytical finance and international economics.


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2005 was:

       Bond & Mortgage
       Securities                 0.54%     Partners LargeCap Value      0.78%
       Diversified
       International              0.90%     Partners MidCap Growth       1.00%
       Government & High
       Quality Bond               0.40%     Partners MidCap Value        1.00%
       High Quality                         Partners SmallCap Growth
       Intermediate-Term Bond     0.40%     I                            1.10%
                                            Partners SmallCap Growth
       Inflation Protection       0.40%     II                           1.00%
       International Emerging
       Markets                    1.35%     Partners SmallCap Value      1.00%
       International Growth       1.00%     Preferred Securities         0.75%
       LargeCap Growth            0.55%     Principal LifeTime 2010    0.1225%
       LargeCap S&P 500 Index     0.15%     Principal LifeTime 2020    0.1225%
       LargeCap Value             0.45%     Principal LifeTime 2030    0.1225%
       MidCap Blend               0.65%     Principal LifeTime 2040    0.1225%
       MidCap Growth              0.65%     Principal LifeTime 2050    0.1225%
                                            Principal LifeTime
       MidCap S&P 400 Index       0.15%     Strategic Income           0.1225%
       MidCap Value               0.65%     Real Estate Securities       0.85%
       Money Market               0.40%     Short-Term Bond              0.40%
       Partners LargeCap Blend    0.75%     SmallCap Blend               0.75%
       Partners LargeCap Blend
       I                          0.45%     SmallCap Growth              0.75%
       Partners LargeCap Growth   1.00%     SmallCap S&P 600 Index       0.15%
       Partners LargeCap Growth
       I                          0.74%     SmallCap Value               0.75%
       Partners LargeCap Growth
       II                         1.00%     Ultra Short Bond             0.40%







The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on


Principal Investors Fund                                              203
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

the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund's reliance on the order; however, only the Partners LargeCap Blend Fund, Partners LargeCap Blend Fund I, Partners LargeCap Growth Fund, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners MidCap Growth Fund, Partners MidCap Value Fund, Partners SmallCap Growth Fund I, Partners SmallCap Growth Fund II and Partners SmallCap Value Fund intend to rely on the order.


PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Funds, except the Money Market Fund, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Fund reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's NAV are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11:00 a.m. Eastern Time). Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to "fair value" some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund's NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.


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HOW TO BUY FUND SHARES

Fill out the Principal Investors Fund (or the IRA, SEP or SIMPLE) application completely. You must include:
.. the name you want to appear on the account;
.. the Principal Investors Fund(s) in which you want to invest;
.. the amount of the investment;
.. your Social Security number; and
.. other required information.

The Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100. However, if your subsequent investments are made using an Automatic Investment Plan, the investment minimum is $50.


NOTES:

.. The Funds may reject or cancel any purchase orders for any reason. For example, the Funds do not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in the Manager's opinion, may be disruptive to the Funds. For these purposes, the Manager may consider an investor's trading history in the Funds or other Funds sponsored by Principal Life and accounts under common ownership or control.
.. The minimum investment applies on a Fund level, not on the total investment being made.

.. You may buy Class J shares from any registered representative whose broker/dealer has a selling agreement for Principal Investors Fund Class J shares. If you do not have a registered representative, please call 1-800-247-4123 for information on how to purchase Class J shares.
.. Class J shares of the MidCap Value, Preferred Securities and SmallCap Value
  Funds are also available through Principal Passage, a fee-based brokerage account.

To eliminate the need for safekeeping, the Fund will not issue certificates for shares. The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interests of the Fund and its shareholders.


In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
.. on a day that the New York Stock Exchange (NYSE) is open; and .. prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.


NOTE: We consider your purchase of Fund shares by check to be your authorization to make an ACH debit entry to your account.

INVEST BY MAIL
.. Send a check and completed application to:
   Principal Investors Fund
   P. O. Box 10423
   Des Moines Iowa 50306-9780
.. Make your check payable to Principal Investors Fund.
.. Your purchase will be priced at the next share price calculated after Principal Investors Fund receives your paperwork, completed in a manner acceptable to us.
.. When you purchase shares by check, you authorize us to process your purchase electronically. If your check is processed electronically, your checking account may be debited on the same day we receive the check and it will not be returned with your checking account statement.


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ORDER BY TELEPHONE
.. Registered representatives on behalf of shareholders of Principal Investors
  Fund Class A, B, or J shares may call us between 7:00 A.M. and 7:00 P.M. Central Time on any day that the NYSE is open.
.. We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).

NOTES:

.. Phone orders are not available for qualified accounts or the Money Market
  Fund.
.. Other restrictions may apply, please call us for details.

WIRE MONEY FROM YOUR BANK
.. Call Principal Investors Fund for an account number and wiring instructions. .. For both initial and subsequent purchases, federal funds should be wired to:
   Wells Fargo, N.A.
   San Francisco, CA
   ABA No.: 121000248
   For credit to: Principal Investors Fund, Inc.
   Account No.: 3000499968
   For credit: Principal ________ Fund, Class J
   Shareholder Account No. __________________
   Shareholder Registration __________________
.. Give the number and instructions to your bank (which may charge a wire fee). .. No wires are accepted on days when the NYSE is closed or when the Federal
  Reserve is closed (because the bank that would receive your wire is closed).

ESTABLISH A DIRECT DEPOSIT PLAN
Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Investors Fund account(s).
.. Availability of this service must be approved by your payroll department.
.. Call Principal Investors Fund for an account number, Automated Clearing House
  (ACH) instructions and the form needed to establish Direct Deposit.
.. Give the Direct Deposit Authorization Form to your employer or the governmental agency (either of which may charge a fee for this service).
.. Shares will be purchased on the day the ACH notification is received by Wells
  Fargo, N.A.
.. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.
..


ESTABLISH AN AUTOMATIC INVESTMENT PLAN
.. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day (not the 29th, 30th or 31st) of the month the deduction is to be made.
.. The minimum initial investment is waived if you set up an Automatic Investment
  Plan when you open your account.
.. Minimum monthly purchase is $50 per Fund.
.. Send completed application, check authorization form and voided check (or voided deposit slip) to:
   Principal Investors Fund
   P. O. Box 10423
   Des Moines Iowa 50306-0423

SET UP A DIVIDEND RELAY
.. Invest your dividends and capital gains from one Principal Investors Fund in shares of another Principal Investors Fund.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. Distributions from a Fund may be directed to only one receiving Fund.
.. The Fund share class receiving the investment must be the same class as the originating Fund.
.. There is no sales charge or administrative charge for the Dividend Relay.


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.. You can set up Dividend Relay:
  . on the application for a new account; or . by calling Principal Investors Fund if telephone services apply to the originating account; or
  . in writing (a signature guarantee may be required).
.. You may discontinue your Dividend Relay election with a written notice to Principal Investors Fund. The election may also be discontinued by calling Principal Investors Fund if telephone services apply to the originating account. There may be a delay of up to 10 days before the Dividend Relay plan is discontinued.
.. The amount invested in the receiving Fund must meet that Fund's minimums. If it does not, the receiving Fund reserves the right to close the account if it is not brought up to the minimum investment amount within 30 days of sending you a deficiency notice.

HOW TO REDEEM (SELL) SHARES


After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or redemption fee. There is no additional charge for a sale of shares however, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank. To avoid the inconvenience of a delay in obtaining sale proceeds, shares may be purchased with a cashier's check, money order or certified check. A sell order from one owner is binding on all joint owners.
  * a day when the NYSE is open for normal business


Distributions from IRA, SEP, SIMPLE, and SAR-SEP accounts may be taken as:
.. lump sum of the entire interest in the account;
.. partial interest in the account; or
.. periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age
591/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.


Generally, sales proceeds checks are:
.. payable to all owners on the account (as shown in the account registration);
  and
.. mailed to address on the account (if not changed within last month) or previously authorized bank account.

For other payment arrangements, please call Principal Investors Fund. You should also call Principal Investors Fund for special instructions that may apply to sales from accounts:
.. when an owner has died;
.. for certain employee benefit plans; or .. owned by corporations, partnerships, agents or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


REDEMPTION FEE (OTHER THAN MONEY MARKET FUND). Each Fund, except the Money Market Fund, will impose a redemption fee when $30,000 or more of Class J shares are redeemed within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movement in and out of the Fund.


SELL SHARES BY MAIL
.. Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to:


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   Principal Investors Fund
   P. O. Box 10423
   Des Moines Iowa 50306-0423
.. Specify the Fund and account number.
.. Specify the number of shares or the dollar amount to be sold.
.. A medallion signature guarantee* will be required if the:
  . sell order is for more than $100,000;
  . check is being sent to an address other than the account address;
  . account address has been changed within one month of the sell order; or . check is payable to a party other than the account shareholder(s) or
    Principal Life.
    * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.


SELL SHARES IN AMOUNTS OF $100,000 OR LESS BY TELEPHONE
.. The address on the account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.
.. If our phone lines are busy, you may need to send in a written sell order.
.. To sell shares the same day, the order must be received before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).
.. Telephone redemption privileges are NOT available for Principal Investors Fund
  403(b) plans, inherited IRAs and certain employee benefit plans.
.. If previously authorized, checks can be sent to a shareholder's U.S. bank account.

PERIODIC WITHDRAWAL PLANS
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
.. sell enough shares to provide a fixed amount of money ($25 minimum amount); .. pay insurance or annuity premiums or deposits to Principal Life (call us for details); and
.. provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
.. completing the applicable section of the application; or
.. sending us your written instructions; or
.. calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your periodic withdrawal plan continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).


The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.



10% WITHDRAWAL PRIVILEGE . Sales may be subject to a CDSC. Up to 10% of the value of your Class J share account may be withdrawn annually free of a CDSC. If the withdrawal plan is set up when the account is opened, 10% of the


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value of additional purchases made within 60 days may also be withdrawn free of a CDSC. The amount of the 10% withdrawal privilege is reset as of the last business day of December of each year based on the account's value as of that day. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.


HOW TO EXCHANGE SHARES AMONG PRINCIPAL INVESTORS FUNDS


Your shares in the Funds may be exchanged without a sales charge for the same class of any other Principal Investors Fund*.
.. The CDSC, if any, is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to the CDSC when they are sold.
.. An exchange fee is imposed on exchanges of $30,000 or more if the exchanged shares were purchased within 30 days of the date of the exchange.
  * Only the MidCap Value, Preferred Securities and SmallCap Value Funds are available through Principal Passage.


You may exchange shares by:
.. sending a written request to:
   Principal Investors Fund
   P. O. Box 10423
   Des Moines, Iowa 50306-0423
.. completing an Exchange Authorization Form (call us to obtain the form). .. via the Internet at www.principal.com.
.. calling us, if you have telephone privileges on the account.

Automatic exchange election
---------------------------
This election authorizes an exchange from one Principal Investors Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
.. completing the Automatic Exchange Election section of the application;
.. calling us if telephone privileges apply to the account from which the exchange is to be made; or
.. sending us your written instructions.

Your automatic exchange continues until:
.. you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or .. your Fund account balance is zero.

You may specify the day of the exchange (if none selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


General
-------
.. An exchange by any joint owner is binding on all joint owners.
.. If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
.. All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:


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.. accounts with identical ownership;
.. an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership;
.. a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account; or .. a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.


Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Investors Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.


The Fund reserves the right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.


FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.


Frequent purchases and redemptions pose a risk to the Funds because they may:
.. Disrupt the management of the Funds by;
  . forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Funds; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Funds; and .. Increase expenses of the Funds due to;
  . increased broker-dealer commissions; and
  . increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.


The Funds have adopted procedures to "fair value" foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.


Currently the Funds, except the Money Market Fund, impose a redemption fee on redemptions of $30,000 or more of Class J shares redeemed within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact and other costs associated with short-term money movement in and out of the Funds.

In addition, if the Manager, or a Fund, deem frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:


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.. Increasing the redemption fee to 2%, or such higher amount as may be permitted by law;
.. Increasing the redemption fee period from 30 days to as much as 90 days;
.. Applying the redemption fee to redemptions of less than $30,000;
.. Limiting the number of permissible exchanges available to shareholders identified as "excessive traders"; and
.. Taking such other action as directed by the Fund.

.. Limit exchange requests to be in writing and submitted through the United
  States Postal Service (in which case, requests for exchanges by fax or telephone will not be accepted).

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.


DIVIDENDS AND DISTRIBUTIONS

The Funds pay their net investment income to shareholders of record on the business day prior to the payment date: The payment schedule is as follows:

.. The Bond & Mortgage Securities, Government & High Quality Bond, Inflation
  Protection and Short-Term Bond Funds pay their net investment income on a monthly basis. The payment date is the last business day of each month.
.. The Preferred Securities and Real Estate Securities Funds pay their net investment income on a quarterly basis. The payment date is the last business day of March, June, September and December.
.. The other Funds (except Money Market and Ultra Short Bond) pay their net investment income on an annual basis. The payment date is the last business day of the year.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividend and capital gain distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be;
.. invested in shares of another Principal Investors Fund (Dividend Relay) without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
.. paid in cash.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th of each month (or previous business day).


The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.


The Ultra Short Bond Fund declares dividends of all its daily net investment income each day its shares are priced. Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income,


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expenses and shareholder activity may differ from estimate, consequently, differences, if any, will be included in the calculation of subsequent dividends. On the last business day of each month (or the previous business day) the Fund will pay out its accumulated declared dividends. You may ask to have your dividends paid to you in cash. If you do not request cash payments, monthly your dividend will be reinvested back into additional shares of the Fund.


NOTES:

.. Payment of income dividends and capital gains shortly after you buy shares has the effect of reducing the share price by the amount of the payment.
.. Distributions from a Fund, whether received in cash or reinvested in additional shares may be subject to federal (and state) income tax.
.. For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

GENERAL INFORMATION ABOUT A FUND ACCOUNT


STATEMENTS
You will receive quarterly statements for the Funds you own. The statements provide the number and value of shares you own, transactions during the period, dividends declared or paid and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares in the Principal Investors Fund, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other vital data.


Certain purchases and sales are only included on your quarterly statement. These include accounts:
.. when the only activity during the quarter:
  . is purchase of shares from reinvested dividends and/or capital gains;
  . is a result of Dividend Relay;
  . are purchases under an Automatic Investment Plan;
  . are sales under a periodic withdrawal plan; or . are purchases or sales under an automatic exchange election.
.. used to fund certain individual retirement or individual pension plans; or .. established under a payroll deduction plan.

If you need information about your account(s) at other times, you may:
.. access your account on the internet at www.principal.com;
.. call our PrinCall/(R)/ line 24 hours a day at 1-800-421-2298; or .. call us at 1-800-247-4123. (Our office generally is open Monday through Friday between 7 a.m. and 7 p.m. Central Time).

ORDERS PLACED BY INTERMEDIARIES
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator or trust company, that permits the intermediary to accept orders on behalf of the Fund until 4 p.m. Eastern Time. The agreement may include authorization for your intermediary to designate other intermediaries ("sub-designees") to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 4 p.m. Eastern Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order. NOTE: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. Eastern Time.


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SIGNATURE GUARANTEES
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm.
A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
.. if you sell more than $100,000 from any one Fund;
.. if a sales proceeds check is payable to other than the account shareholder(s),
  Principal Life or Principal Bank;
.. to make a Dividend Relay election from an account with joint owners to an account with only one owner or different joint owners;
.. to change ownership of an account;

.. to add wire privileges to an existing account;
.. to change bank account information designated under an existing telephone withdrawal plan;
.. to exchange or transfer among accounts with different ownership; and .. to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month.

SPECIAL PLANS
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, dividend relay, periodic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

MINIMUM ACCOUNT BALANCE
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Funds exercise this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Funds reserve the right to increase the required minimum.

TELEPHONE AND INTERNET INSTRUCTIONS
The Funds reserve the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a Personal Identification Number for internet instructions, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the shareholder's address of record.

Instructions received from one owner is binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that written instructions be executed by more than one authorized person.


HOUSEHOLDING
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Fund at 1-800-247-4123. You may notify the Fund in writing. Individual copies of prospectuses and reports will be sent to you within thirty
(30) days after the Fund receives your request to stop householding.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.


Principal Investors Fund                                              213
www.principal.com

PROCEDURES FOR OPENING AN ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.


FINANCIAL STATEMENTS
Shareholders will receive annual financial statements for the Funds, audited by the Funds' independent registered public accounting firm, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited. That report is a part of this prospectus.

PORTFOLIO HOLDINGS INFORMATION


The Fund will publish portfolio holdings information for the Funds described in this Prospectus as of the end of each calendar quarter for each of the portfolios. The information will include all of each Fund's holdings, and may include information regarding the top ten holdings as well. The information will be published on the principal.com website on the first business day of the second month following the end of each calendar quarter (e.g. June 30 holdings information will be published on the first business day of August). The information will remain on the website until the information for the subsequent calendar quarter is published on the website. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund's portfolio will be published on the website.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).


The financial statements for the Funds were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-247-4123.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005          2004       2003      2002    2001/(G)/
                            ----          ----       ----      ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.94        $10.73     $10.66    $10.73   $10.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.38          0.32       0.28      0.40     0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.28)         0.20       0.11        --     0.37
  ----                     -----          ----       ----               ----
 Total From Investment
            Operations      0.10          0.52       0.39      0.40     0.68
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.36)        (0.31)     (0.32)    (0.41)   (0.32)
 Distributions from
  Realized Gains......     (0.01)           --         --     (0.06)      --
 ------                    -----                              -----
   Total Dividends and
         Distributions     (0.37)        (0.31)     (0.32)    (0.47)   (0.32)
                           -----         -----      -----     -----    -----
Net Asset Value, End
 of Period............    $10.67        $10.94     $10.73    $10.66   $10.73
                          ======        ======     ======    ======   ======
Total Return /(c)/ ...      0.85%         4.94%      3.64%     3.86%    6.46%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $211,273      $159,802   $110,398   $51,760   $7,941
 Ratio of Expenses to
  Average Net Assets..      1.35%         1.36%      1.43%     1.50%    1.48%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............      1.13%         1.32%        --        --       --
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      1.52%         1.37%      1.48%       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.46%         2.94%      2.65%     3.78%    4.41%/(f)/
 Portfolio Turnover
  Rate................     202.1%/(h)/   150.5%      91.0%     46.7%   124.7%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and March 1, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from February 27, 2001 through February 28, 2001.
/(h) /Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005         2004         2003         2002        2001/(J)/
                            ----         ----         ----         ----        ----
DIVERSIFIED INTERNATIONAL FUND
------------------------------
CLASS J SHARES /(A)/
--------------
Net Asset Value,
 Beginning of Period..     $9.27        $7.98        $6.49        $7.42        $9.54
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.06         0.03         0.02         0.01        (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.24         1.26         1.47        (0.94)       (2.11)
                            ----         ----         ----        -----        -----
 Total From Investment
            Operations      2.30         1.29         1.49        (0.93)       (2.12)

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)          --           --           --           --
 Distributions from
  Realized Gains......     (0.21)          --           --           --           --
 -----                     -----
   Total Dividends and
         Distributions     (0.25)          --           --           --           --
 -----                     -----
Net Asset Value, End
 of Period............    $11.32        $9.27        $7.98        $6.49        $7.42
                          ======        =====        =====        =====        =====
Total Return /(c)/ ...     25.24%       16.17%       22.98%      (12.53)%     (22.22)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $105,345      $63,380      $33,430      $10,104       $2,165
 Ratio of Expenses to
  Average Net Assets..      1.69%        1.78%        2.05%        1.85%        1.81%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...        --         1.79%/(g)/   2.15%/(g)/   1.85%/(g)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.61%        0.37%        0.24%        0.03%       (0.36)%/(f)/
 Portfolio Turnover
  Rate................     202.7%/(k)/  160.2%/(h)/  162.2%/(i)/   71.4%        86.8%/(f)/




/(a) /Effective March 1, 2005, International Fund I changed its name to
  Diversified International Fund.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Expense ratio without commission rebates.
/(h) /Portfolio turnover rate excludes approximately $7,549,000 from portfolio realignment from the acquisition of International SmallCap Fund.
/(i) /Portfolio turnover rate excludes approximately $8,876,000 of securities from the acquisition of European Fund, Pacific Basin Fund, and International SmallCap Fund and $5,654,000 from portfolio realignment.
/(j) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.03 per share from February 27, 2001 through February 28, 2001.
/(k) /Portfolio turnover rate excludes approximately $279,644,000 of securities from the acquisition of Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. and $19,133,000 from portfolio realignment.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005          2004      2003      2002    2001/(H)/
                            ----          ----      ----      ----    ----
GOVERNMENT & HIGH QUALITY BOND FUND
-----------------------------------
CLASS J SHARES /(A)/
--------------
Net Asset Value,
 Beginning of Period..    $10.40        $10.37    $10.60    $10.55   $10.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............      0.32          0.28      0.25      0.40     0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.28)         0.09     (0.15)     0.10     0.30
                           -----          ----     -----      ----     ----
 Total From Investment
            Operations      0.04          0.37      0.10      0.50     0.62
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.31)        (0.34)    (0.33)    (0.45)   (0.33)
                           -----         -----     -----     -----    -----
   Total Dividends and
         Distributions     (0.31)        (0.34)    (0.33)    (0.45)   (0.33)
                           -----         -----     -----     -----    -----
Net Asset Value, End
 of Period............    $10.13        $10.40    $10.37    $10.60   $10.55
                          ======        ======    ======    ======   ======
Total Return /(d)/ ...      0.37%         3.59%     0.93%     4.87%    6.07%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $108,545      $101,937   $89,856   $44,955   $4,397
 Ratio of Expenses to
  Average Net Assets..      1.18%         1.18%     1.36%     1.35%    1.32%/(g)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............      1.17%           --        --        --       --
 Ratio of Gross
  Expenses to Average
  Net Assets /(e)/ ...      1.18%         1.18%     1.36%       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.07%         2.74%     2.40%     4.02%    4.88%/(g)/
 Portfolio Turnover
  Rate................     542.3%/(i)/    95.2%    219.5%     49.9%    36.1%/(g)/



/(a) /Effective September 30, 2005, Government Securities Fund changed its name to Government & High Quality Bond Fund.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(d) /Total return is calculated without the contingent deferred sales charge. /(e) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and decreased on March 1, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares recognized $.01 of net investment income per share from February 27, 2001 through February 28, 2001.
/(i) /Portfolio turnover rate excludes approximately $343,164,000 of securities from the acquisition of Principal Government Securities Fund Income, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005         2004     2003     2002     2001/(G)/

HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.68       $10.59   $10.58   $10.69   $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.33         0.28     0.35     0.43     0.33
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.25)       0.18     0.02     (0.01)   0.37

 Total From Investment
            Operations  0.08         0.46     0.37     0.42     0.70
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.11)       (0.29)   (0.36)   (0.44)   (0.34)
 Distributions from     (0.06)       (0.08)   --       (0.09)   --
 -----ized Gains......

   Total Dividends and  (0.17)       (0.37)   (0.36)   (0.53)   (0.34)
         Distributions

Net Asset Value, End    $10.59       $10.68   $10.59   $10.58   $10.69
 of Period............

Total Return /(c)/ ...  0.80%        4.42%    3.55%    4.20%    6.67%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $36,958      $21,841  $17,476  $9,630   $1,334
 Ratio of Expenses to
  Average Net Assets..  1.35%        1.30%    1.39%    1.35%    1.33%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Expense) /(b)/......  1.08%        1.26%    --       --       --
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...  1.52%        1.30%    1.50%    --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..  3.08%        2.69%    3.31%    4.18%    4.85%/(f)/
 Portfolio Turnover
  Rate................  177.4%/(h)/  152.5%   71.3%    60.8%    80.3%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and decreased on March 1, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from February 27, 2001 through February 28, 2001.
/(h) /Portfolio turnover rate excludes approximately $15,223,000 of securities from the acquisition of High Quality Long-Term Bond Fund.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                         2005/(D)/
                         ----
INFLATION PROTECTION FUND
-------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.46
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.32)
                         -----
 Total From Investment
            Operations    0.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.33)
                         -----
   Total Dividends and
         Distributions   (0.33)
                         -----
Net Asset Value, End
 of Period............   $9.81
                         =====
Total Return /(c)/ ...    1.38%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,728
 Ratio of Expenses to
  Average Net Assets..    1.35%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............    0.33%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets/(g)/.....    4.24%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    5.46%/(f)/
 Portfolio Turnover
  Rate................    45.5%/(f)/



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Period from December 29, 2004, date operations commenced, through October
  31, 2005.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Expense ratio without the Manager's voluntary expense limit.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005         2004        2003        2002      2001/(G)/
                           ----         ----        ----        ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $14.90       $12.82       $8.68       $8.26     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.17         0.01          --       (0.02)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     5.04         2.07        4.14        0.45      (2.04)
                           ----         ----        ----        ----      -----
 Total From Investment
            Operations     5.21         2.08        4.14        0.43      (2.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --           --          --       (0.01)        --
 Distributions from
  Realized Gains......    (1.16)          --          --          --         --
 -----                    -----
   Total Dividends and
         Distributions    (1.16)          --          --       (0.01)        --
 -----                    -----                                -----
Net Asset Value, End
 of Period............   $18.95       $14.90      $12.82       $8.68      $8.26
                         ======       ======      ======       =====      =====
Total Return /(b)/ ...    36.79%       16.26%      47.70%       5.17%    (19.41)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $68,971      $25,631      $8,956      $2,240       $347
 Ratio of Expenses to
  Average Net Assets..     2.22%        2.39%       2.65%       2.30%      2.26%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...       --         2.40%/(f)/  3.31%/(f)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.00%        0.10%       0.05%      (0.28)%     0.42%/(e)/
 Portfolio Turnover
  Rate................    181.2%/(h)/  146.9%      144.7%      151.0%     156.3%/(e)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Expense ratio without commission rebates.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.06 per share from February 27, 2001 through February 28, 2001.
/(h) /Portfolio turnover rate excludes approximately $24,418,000 of securities from the acquisition of Principal International Emerging Markets Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005     2004     2003        2002        2001/(H)/

INTERNATIONAL GROWTH FUND
-------------------------
CLASS J SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..  $9.95    $8.28    $6.62       $7.56       $9.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  0.05     0.04     0.01        0.04        (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  2.16     1.64     1.65        (0.97)      (1.72)

 Total From Investment
            Operations  2.21     1.68     1.66        (0.93)      (1.73)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.09)   (0.01)   --          (0.01)      --
 Distributions from     (0.87)   --       --          --          --
 ------zed Gains......

   Total Dividends and  (0.96)   (0.01)   --          (0.01)      --
 ------  Distributions

Net Asset Value, End    $11.20   $9.95    $8.28       $6.62       $7.56
 of Period............

Total Return /(c)/ ...  23.63%   20.30%   25.08%      (12.33)%    (18.80)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $44,266  $20,013  $8,079      $3,871      $931
 Ratio of Expenses to
  Average Net Assets..  1.88%    2.00%    2.10%       1.95%       1.92%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...  1.88%    2.00%    2.65%/(e)/  1.95%/(e)/  --
 Ratio of Net
  Investment Income to
  Average Net Assets..  0.47%    0.43%    0.18%       (0.11)%     (0.38)%/(g)/
 Portfolio Turnover
  Rate................  139.5%   156.2%   135.3%      96.9%       143.1%/(g)/



/(a) /Effective March 1, 2005, International Fund II changed its name to
  International Growth Fund.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
/(e) /Expense ratio without commission rebates.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.03 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005         2004         2003        2002      2001/(H)/
                           ----         ----         ----        ----      ----
LARGECAP GROWTH FUND
--------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $5.89        $5.72        $5.01       $6.14      $7.63
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.01)       (0.04)       (0.04)      (0.01)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.96         0.21         0.75       (1.12)     (1.48)
                           ----         ----         ----       -----      -----
 Total From Investment
            Operations     0.95         0.17         0.71       (1.13)     (1.49)

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)          --           --          --         --
 ------                   -----
   Total Dividends and
         Distributions    (0.03)          --           --          --         --
 ------                   -----
Net Asset Value, End
 of Period............    $6.81        $5.89        $5.72       $5.01      $6.14
                          =====        =====        =====       =====      =====
Total Return /(b)/ ...    16.17%        2.97%       14.17%     (18.40)%   (20.05)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $20,860      $15,898      $12,629      $5,092     $1,406
 Ratio of Expenses to
  Average Net Assets..     1.48%        1.53%        1.64%       1.50%      1.47%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...       --         1.53%/(d)/   1.92%/(d)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.21)%      (0.63)%      (0.72)%     (0.64)%    (0.63)%/(g)/
 Portfolio Turnover
  Rate................    169.0%/(i)/   59.8%        59.2%/(e)/  29.6%      37.5%/(g)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(d) /Expense ratio without commission rebates.
/(e) /Portfolio turnover rate excludes approximately $2,976,000 of securities from the acquisition of Technology Fund and $875,000 from portfolio realignment..
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.12 per share from February 27, 2001 through February 28, 2001.
/(i) /Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005          2004       2003      2002      2001/(F)/
                            ----          ----       ----      ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $8.62         $7.99      $6.72     $8.04      $9.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.10          0.07       0.05      0.03       0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.56          0.58       1.24     (1.34)     (1.34)
                            ----          ----       ----     -----      -----
 Total From Investment
            Operations      0.66          0.65       1.29     (1.31)     (1.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.13)        (0.02)     (0.02)    (0.01)        --
 Distributions from
  Realized Gains......     (0.59)           --         --        --         --
  -----                    -----
   Total Dividends and
         Distributions     (0.72)        (0.02)     (0.02)    (0.01)        --
  ----                     -----         -----      -----     -----
Net Asset Value, End
 of Period............     $8.56         $8.62      $7.99     $6.72      $8.04
                           =====         =====      =====     =====      =====
Total Return /(b)/ ...      7.72%         8.19%     19.19%   (16.31)%   (14.38)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $309,862      $247,010   $154,666   $61,111    $12,926
 Ratio of Expenses to
  Average Net Assets..      0.86%         0.90%      1.11%     1.10%      1.07%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...        --          0.90%      1.13%       --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.20%         0.78%      0.66%     0.51%      0.36%/(e)/
 Portfolio Turnover
  Rate................      11.5%/(g)/    67.3%       1.1%     67.9%     117.4%/(e)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.14 per share from February 27, 2001 through February 28, 2001.
/(g) /Portfolio turnover rate excludes approximately $71,356,000 of securities from the acquisition of Principal LargeCap Stock Index Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005         2004         2003        2002        2001/(G)/
                           ----         ----         ----        ----        ----
LARGECAP VALUE FUND
-------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.61        $9.74        $8.22       $9.09       $10.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.10         0.06         0.03        0.03         0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.98         0.82         1.50       (0.89)       (1.05)
                           ----         ----         ----       -----        -----
 Total From Investment
            Operations     1.08         0.88         1.53       (0.86)       (1.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.12)       (0.01)       (0.01)      (0.01)          --
 Distributions from
  Realized Gains......    (0.38)          --           --          --           --
 -----                    -----
   Total Dividends and
         Distributions    (0.50)       (0.01)       (0.01)      (0.01)          --
 ----                     -----        -----        -----       -----
Net Asset Value, End
 of Period............   $11.19       $10.61        $9.74       $8.22        $9.09
                         ======       ======        =====       =====        =====
Total Return  /(b)/ ..    10.45%        9.07%       18.60%      (9.44)%     (10.09)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $28,185      $18,334      $10,876      $3,683       $1,083
 Ratio of Expenses to
  Average Net Assets..     1.31%        1.35%        1.62%       1.40%        1.35%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...       --         1.36%/(f)/   1.91%/(f)/  1.40%/(f)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.93%        0.62%        0.38%       0.59%        0.60%/(e)/
 Portfolio Turnover
  Rate................    181.1%/(h)/  228.4%       179.1%      128.9%       116.0%/(e)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Expense ratio without commission rebates.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.16 per share from February 27, 2001 through February 28, 2001.
/(h) /Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005         2004         2003         2002       2001/(I)/
                            ----         ----         ----         ----       ----
MIDCAP BLEND FUND
-----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $12.75       $11.20        $8.95        $9.23       $9.95
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.05           --           --           --       (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.61         1.61         2.25        (0.28)      (0.71)
                            ----         ----         ----        -----       -----
 Total From Investment
            Operations      1.66         1.61         2.25        (0.28)      (0.72)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)       (0.01)          --           --          --
 Distributions from
  Realized Gains......     (0.87)       (0.05)          --           --          --
 -----                     -----        -----
   Total Dividends and
         Distributions     (0.89)       (0.06)          --           --          --
 -----                     -----        -----
Net Asset Value, End
 of Period............    $13.52       $12.75       $11.20        $8.95       $9.23
                          ======       ======       ======        =====       =====
Total Return /(b)/ ...     13.53%       14.32%       25.20%       (3.03)%     (7.42)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $117,300      $75,490      $41,132      $13,260      $2,568
 Ratio of Expenses to
  Average Net Assets..      1.43%        1.49%        1.68%        1.60%       1.57%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...        --         1.49%/(f)/   1.78%/(f)/   1.60%/(f)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.35%        0.27%       (0.27)%         --       (0.19)%/(e)/
 Portfolio Turnover
  Rate................     133.8%/(j)/   60.8%/(g)/   35.3%/(h)/   62.0%       55.6%/(e)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Expense ratio without commission rebates.
/(g) /Portfolio turnover rate excludes approximately $3,858,000 from portfolio realignment from the acquisition of Partners MidCap Blend Fund.
/(h) /Portfolio turnover rate excludes approximately $6,912,000 of securities from the acquisition of Partners MidCap Blend Fund and $2,567,000 from portfolio realignment.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.08 per share from February 27, 2001 through February 28, 2001.
/(j) /Portfolio turnover rate excludes approximately $574,898,000 of securities from the acquisition of Principal MidCap Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005     2004        2003        2002        2001/(B)/

MIDCAP GROWTH FUND
------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $5.17    $5.06       $3.94       $5.69       $7.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  (0.07)   (0.06)      (0.06)      (0.06)      (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.85     0.17        1.18        (1.69)      (2.11)

 Total From Investment  0.78     0.11        1.12        (1.75)      (2.13)
            Operations

Net Asset Value, End    $5.95    $5.17       $5.06       $3.94       $5.69
 of Period............

Total Return /(c)/ ...  15.09%   2.17%       28.43%      (30.76)%    (27.52)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $18,341  $14,824     $10,116     $4,128      $1,395
 Ratio of Expenses to
  Average Net Assets..  1.58%    1.65%       1.83%       1.64%       1.61%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...  --       1.65%/(e)/  2.23%/(e)/  1.65%/(e)/  --
 Ratio of Net
  Investment Income to
  Average Net Assets..  (1.21)%  (1.13)%     (1.38)%     (1.27)%     (1.27)%/(f)/
 Portfolio Turnover
  Rate................  233.8%   324.2%      290.7%      276.9%      299.0%/(f)/




/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.20 per share from February 27, 2001 through February 28, 2001.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(e) /Expense ratio without commission rebates.
/(f) /Computed on an annualized basis.
/(g) /Total return amounts have not been annualized.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005     2004     2003     2002     2001/(F)/

MIDCAP S&P 400 INDEX FUND
-------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $11.77   $10.84   $8.42    $9.07    $9.98
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.04     0.01     (0.01)   --       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  1.85     1.04     2.43     (0.58)   (0.91)

 Total From Investment
            Operations  1.89     1.05     2.42     (0.58)   (0.91)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.04)   --       --       --       --
 Distributions from     (0.33)   (0.12)   --       (0.07)   --
 -----ized Gains......

   Total Dividends and  (0.37)   (0.12)   --       (0.07)   --
 -----   Distributions

Net Asset Value, End    $13.29   $11.77   $10.84   $8.42    $9.07
 of Period............

Total Return /(b)/ ...  16.31%   9.72%    28.74%   (6.52)%  (8.84)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $27,806  $19,932  $13,620  $6,373   $2,125
 Ratio of Expenses to
  Average Net Assets..  0.99%    1.04%    1.28%    1.10%    1.07%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...  --       1.04%    1.48%    --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..  0.35%    0.11%    (0.10)%  --       --
 Portfolio Turnover
  Rate................  52.1%    55.9%    41.4%    48.5%    63.4%/(e)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.10 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005      2004        2003        2002        2001/(G)/

MIDCAP VALUE FUND
-----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $12.85    $11.68      $9.68       $9.91       $10.49
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.05      0.02        0.01        0.01        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  2.20      1.16        2.01        0.04        (0.58)

 Total From Investment
            Operations  2.25      1.18        2.02        0.05        (0.58)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.02)    (0.01)      (0.02)      (0.01)      --
 Distributions from     (0.82)    --          --          (0.27)      --
 -----ized Gains......

   Total Dividends and  (0.84)    (0.01)      (0.02)      (0.28)      --
 ----    Distributions

Net Asset Value, End    $14.26    $12.85      $11.68      $9.68       $9.91
 of Period............

Total Return /(b)/ ...  18.24%    10.15%      20.88%      0.24%       (5.17)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $111,378  $77,354     $47,750     $20,879     $3,090
 Ratio of Expenses to
  Average Net Assets..  1.41%     1.47%       1.70%       1.58%       1.57%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...  --        1.48%/(d)/  1.77%/(d)/  1.60%/(d)/  --
 Ratio of Net
  Investment Income to
  Average Net Assets..  0.34%     0.12%       0.06%       0.13%       0.04%/(f)/
 Portfolio Turnover
  Rate................  167.8%    225.4%      186.5%      172.2%      122.3%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004. /(d) /Expense ratio without commission rebates.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.05 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005       2004      2003      2002    2001/(F)/
                            ----       ----      ----      ----    ----
MONEY MARKET FUND
-----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000    $1.000    $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.018      0.001     0.001     0.007    0.021
                           -----      -----     -----     -----    -----
 Total From Investment
            Operations     0.018      0.001     0.001     0.007    0.021
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.018)    (0.001)   (0.001)   (0.007)  (0.021)
                          ------     ------    ------    ------   ------
   Total Dividends and
         Distributions    (0.018)    (0.001)   (0.001)   (0.007)  (0.021)
                          ------     ------    ------    ------   ------
Net Asset Value, End
 of Period............    $1.000     $1.000    $1.000    $1.000   $1.000
                          ======     ======    ======    ======   ======
Total Return /(b)/ ...      1.79%      0.08%     0.06%     0.68%    2.12%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $143,460   $132,551   $95,332   $36,795   $7,269
 Ratio of Expenses to
  Average Net Assets..      1.15%      1.17%     1.21%     1.35%    1.31%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.15%      1.43%     1.54%       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.78%      0.09%     0.04%     0.59%    2.48%/(e)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date operations commenced, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005         2004         2003        2002        2001/(F)/
                           ----         ----         ----        ----        ----
PARTNERS LARGECAP BLEND FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.95        $9.22        $8.05       $8.99       $10.15
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.04           --         0.01        0.05           --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.77         0.73         1.16       (0.99)       (1.16)
                           ----         ----         ----       -----        -----
 Total From Investment
            Operations     0.81         0.73         1.17       (0.94)       (1.16)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.09)          --           --          --           --
 Distributions from
  Realized Gains......    (0.57)          --           --          --           --
  -----                   -----
   Total Dividends and
         Distributions    (0.66)          --           --          --           --
  -----                   -----
Net Asset Value, End
 of Period............   $10.10        $9.95        $9.22       $8.05        $8.99
                         ======        =====        =====       =====        =====
Total Return /(b)/ ...     8.29%        7.95%       14.53%     (10.46)%     (11.25)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $69,766      $43,662      $20,880      $5,315         $559
 Ratio of Expenses to
  Average Net Assets..     1.49%        1.53%        1.70%       1.68%        1.67%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...       --         1.56%/(h)/   1.92%/(h)/  1.70%/(h)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.41%        0.04%        0.17%       0.24%        0.10%/(e)/
 Portfolio Turnover
  Rate................     51.8%/(g)/   93.9%        41.7%       71.9%        59.4%/(e)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004. /(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(h) /Expense ratio without commission rebates.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.13 per share from February 27, 2001 through February 28, 2001.
/(g) /Portfolio turnover rate excludes approximately $72,822,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and $136,000 from portfolio realignment.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005         2004         2003        2002      2001/(G)/
                           ----         ----         ----        ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.67        $7.08        $6.00       $7.51      $8.88
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.06         0.02         0.01        0.01         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.64         0.58         1.08       (1.51)     (1.37)
                           ----         ----         ----       -----      -----
 Total From Investment
            Operations     0.70         0.60         1.09       (1.50)     (1.37)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)       (0.01)       (0.01)      (0.01)        --
 Distributions from
  Realized Gains......    (0.04)          --           --          --         --
 -----                    -----
   Total Dividends and
         Distributions    (0.10)       (0.01)       (0.01)      (0.01)        --
 ----                     -----        -----        -----       -----
Net Asset Value, End
 of Period............    $8.27        $7.67        $7.08       $6.00      $7.51
                          =====        =====        =====       =====      =====
Total Return /(b)/ ...     9.06%        8.45%       18.16%     (20.02)%   (15.52)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $33,926      $25,189      $15,775      $8,756     $2,572
 Ratio of Expenses to
  Average Net Assets..     1.20%        1.26%        1.44%       1.40%      1.36%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...       --         1.26%/(f)/   1.50%/(f)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.78%        0.28%        0.19%       0.12%      0.02%/(e)/
 Portfolio Turnover
  Rate................    148.8%/(h)/   76.5%        82.9%       89.4%      71.7%/(e)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Expense ratio without commission rebates.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.11 per share from February 27, 2001 through February 28, 2001.
/(h) /Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners Blue Chip Fund, Inc. and $268,000 from portfolio realignment.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005     2004        2003/(E)/

PARTNERS LARGECAP GROWTH FUND
-----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $11.65   $11.93      $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  (0.04)   (0.09)      (0.09)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.63     (0.19)      2.02

 Total From Investment
            Operations  0.59     (0.28)      1.93

Less Dividends and
 Distributions:
 Distributions from     (0.68)   --          --
 ----lized Gains......

   Total Dividends and  (0.68)   --          --
 ----    Distributions

Net Asset Value, End    $11.56   $11.65      $11.93
 of Period............

Total Return /(b)/ ...  5.04%    (2.35)%     19.30%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $8,187   $5,451      $2,609
 Ratio of Expenses to
  Average Net Assets..  1.75%    1.80%       1.94%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...  2.13%    2.36%/(d)/  6.94%/(g)(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..  (0.32)%  (0.77)%     (0.95)%/(g)/
 Portfolio Turnover
  Rate................  87.9%    129.3%      64.8%/(g)/



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit decreased on March 1, 2004.
/(d) /Expense ratio without commission rebates.
/(e) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005         2004        2003        2002      2001/(G)/
                           ----         ----        ----        ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $6.91        $6.70       $5.89       $7.31      $8.58
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.04)       (0.06)      (0.05)      (0.02)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.79         0.27        0.86       (1.40)     (1.25)
                           ----         ----        ----       -----      -----
 Total From Investment
            Operations     0.75         0.21        0.81       (1.42)     (1.27)

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)          --          --          --         --
 -----                    -----
   Total Dividends and
         Distributions    (0.03)          --          --          --         --
 -----                    -----
Net Asset Value, End
 of Period............    $7.63        $6.91       $6.70       $5.89      $7.31
                          =====        =====       =====       =====      =====
Total Return /(b)/ ...    10.94%        3.13%      13.75%     (19.43)%   (15.00)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $27,706      $17,673      $9,744      $4,306     $1,050
 Ratio of Expenses to
  Average Net Assets..     1.65%        1.72%       1.89%       1.70%      1.68%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.65%        1.78%/(f)/  2.27%/(f)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.49)%      (0.82)%     (0.76)%     (0.73)%    (0.84)%/(e)/
 Portfolio Turnover
  Rate................     66.5%/(h)/  157.8%      130.9%      182.9%     104.8%/(e)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and decreased on March 1, 2004.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Expense ratio without commission rebates.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.09 per share from February 27, 2001 through February 28, 2001.
/(h) /Portfolio turnover rate excludes approximately $62,466,000 of securities from the acquisition of Principal Partners Equity Growth Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005      2004      2003      2002      2001/(F)/
                           ----      ----      ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.38     $7.00     $5.99     $7.27      $8.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.03)    (0.06)    (0.06)    (0.21)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.51      0.44      1.07     (1.07)     (1.08)
                           ----      ----      ----     -----      -----
 Total From Investment
            Operations     0.48      0.38      1.01     (1.28)     (1.10)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)       --        --        --         --
 Distributions from
  Realized Gains......    (0.13)       --        --        --         --
 ----                     -----
   Total Dividends and
         Distributions    (0.15)       --        --        --         --
 ----                     -----
Net Asset Value, End
 of Period............    $7.71     $7.38     $7.00     $5.99      $7.27
                          =====     =====     =====     =====      =====
Total Return /(b)/ ...     6.52%     5.43%    16.86%   (17.61)%   (13.76)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,661    $7,723    $4,234    $2,425       $688
 Ratio of Expenses to
  Average Net Assets..     1.75%     1.79%     1.95%     1.95%      1.93%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.00%     2.10%     2.97%       --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.45)%   (0.88)%   (0.93)%   (1.01)%    (1.15)%/(e)/
 Portfolio Turnover
  Rate................     95.2%    124.7%    193.9%    176.7%     153.6%/(e)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were decreased on March 1, 2004.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.12 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005         2004         2003        2002       2001/(G)/
                           ----         ----         ----        ----       ----
PARTNERS LARGECAP VALUE FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $12.58       $11.34        $9.33      $10.42      $10.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.10         0.08         0.08        0.02        0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.93         1.23         1.94       (1.07)      (0.41)
                           ----         ----         ----       -----       -----
 Total From Investment
            Operations     1.03         1.31         2.02       (1.05)      (0.40)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.17)       (0.07)       (0.01)         --          --
 Distributions from
  Realized Gains......    (0.10)          --           --       (0.04)         --
  ----                    -----                                 -----
   Total Dividends and
         Distributions    (0.27)       (0.07)       (0.01)      (0.04)         --
  ----                    -----        -----        -----       -----
Net Asset Value, End
 of Period............   $13.34       $12.58       $11.34       $9.33      $10.42
                         ======       ======       ======       =====      ======
Total Return /(b)/ ...     8.25%       11.56%       21.64%     (10.13)%     (3.43)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $69,104      $41,043      $16,843      $5,816        $708
 Ratio of Expenses to
  Average Net Assets..     1.54%        1.63%        1.75%       1.75%       1.72%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...       --         1.64%/(f)/   2.01%/(f)/  1.75%/(f)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.78%        0.64%        0.79%       0.68%       0.52%/(e)/
 Portfolio Turnover
  Rate................     28.1%/(h)/   26.4%        16.2%        7.8%       19.5%/(e)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004. /(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Expense ratio without commission rebates.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares recognized $.01 of net investment income per share and incurred an unrealized loss of $.09 per share from February 27, 2001 through February 28, 2001.
/(h) /Portfolio turnover rate excludes approximately $72,312,000 of securities from the acquisition of Principal Partners LargeCap Value Fund, Inc. and $331,000 from portfolio realignment.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005         2004        2003        2002      2001/(G)/
                           ----         ----        ----        ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.20        $7.03       $5.03       $6.28      $8.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.12)       (0.12)      (0.10)      (0.09)      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.35         0.29        2.10       (1.16)     (2.03)
                           ----         ----        ----       -----      -----
 Total From Investment
            Operations     1.23         0.17        2.00       (1.25)     (1.99)
                           ----         ----        ----       -----      -----
Net Asset Value, End
 of Period                $8.43        $7.20       $7.03       $5.03      $6.28
                          =====        =====       =====       =====      =====
Total Return /(b)/ ...    17.08%        2.42%      39.76%     (19.90)%   (24.43)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $22,011      $15,436      $9,625      $2,648       $663
 Ratio of Expenses to
  Average Net Assets..     1.89%        1.92%       1.95%       1.95%      1.90%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.89%        2.02%/(f)/  2.72%/(f)/    --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.51)%      (1.63)%     (1.73)%     (1.72)%    (1.66)%/(e)/
 Portfolio Turnover
  Rate................    185.7%/(h)/  163.7%      163.3%      225.6%     347.3%/(e)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Expense ratio without commission rebates.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.24 per share from February 27, 2001 through February 28, 2001.
/(h) /Portfolio turnover rate excludes approximately $34,689,000 of securities from the acquisition of Principal Partners MidCap Growth Fund, Inc. and $23,000 from portfolio realignment.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005       2004         2003        2002     2001/(G)/
                           ----       ----         ----        ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $13.46     $11.75        $9.21       $9.35    $10.20
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.09)     (0.10)       (0.09)      (0.04)    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.07       1.97         2.63       (0.10)    (0.83)
                           ----       ----         ----       -----     -----
 Total From Investment
            Operations     1.98       1.87         2.54       (0.14)    (0.85)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (0.98)     (0.16)          --          --        --
 -----                    -----      -----
   Total Dividends and
         Distributions    (0.98)     (0.16)          --          --        --
 -----                    -----      -----
Net Asset Value, End
 of Period............   $14.46     $13.46       $11.75       $9.21     $9.35
                         ======     ======       ======       =====     =====
Total Return /(b)/ ...    15.19%     16.06%       27.58%      (1.50)%   (8.15)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $75,737    $32,930      $12,295      $4,573      $891
 Ratio of Expenses to
  Average Net Assets..     1.85%      1.93%        1.94%       1.95%     1.92%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.85%      1.96%/(f)/   2.49%/(f)/    --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.61)%    (0.77)%      (0.89)%     (0.94)%   (0.48)%/(e)/
 Portfolio Turnover
  Rate................     87.9%      49.9%        49.7%       80.0%    224.9%/(e)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the front-end sales charge or contingent deferred sales charge.
/(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Expense ratio without commission rebates.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.07 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005     2004        2003        2002      2001/(G)/

PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $7.33    $6.75       $4.92       $7.12     $8.28
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  (0.14)   (0.13)      (0.10)      (0.06)    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  0.83     0.71        1.93        (2.14)    (1.11)

 Total From Investment  0.69     0.58        1.83        (2.20)    (1.16)
            Operations

Net Asset Value, End    $8.02    $7.33       $6.75       $4.92     $7.12
 of Period............

Total Return /(b)/ ...  9.41%    8.59%       37.20%      (30.90)%  (13.70)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $8,323   $8,026      $5,932      $1,386    $316
 Ratio of Expenses to
  Average Net Assets..  2.05%    2.05%       2.05%       2.05%     2.02%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...  2.21%    2.24%/(d)/  3.39%/(d)/  --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..  (1.80)%  (1.86)%     (1.85)%     (1.85)%   (1.72)%/(f)/
 Portfolio Turnover
  Rate................  91.5%    94.6%       333.6%      110.9%    161.1%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
/(d) /Expense ratio without commission rebates.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.10 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005        2004        2003        2002        2001/(G)/
                          ----        ----        ----        ----        ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $7.54       $7.44       $5.47       $6.04        $7.75
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.14)      (0.13)      (0.10)      (0.04)       (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.01        0.27        2.07       (0.53)       (1.67)
                          ----        ----        ----       -----        -----
 Total From Investment
            Operations    0.87        0.14        1.97       (0.57)       (1.71)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......   (0.22)      (0.04)         --          --           --
 ------                  -----       -----
   Total Dividends and
         Distributions   (0.22)      (0.04)         --          --           --
 ------                  -----       -----
Net Asset Value, End
 of Period............   $8.19       $7.54       $7.44       $5.47        $6.04
                         =====       =====       =====       =====        =====
Total Return /(b)/ ...   11.63%       1.94%      36.01%      (9.44)%     (22.56)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $9,483      $6,025      $3,303      $1,099         $301
 Ratio of Expenses to
  Average Net Assets..    2.05%       2.05%       2.03%       1.93%        1.92%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...    2.14%       2.30%/(f)/  3.66%/(f)/  1.95%/(f)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..   (1.78)%     (1.75)%     (1.64)%     (1.64)%      (1.60)%/(e)/
 Portfolio Turnover
  Rate................    53.4%/(h)/  69.4%      115.9%      120.1%       159.8%/(e)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Expense ratio without commission rebates.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.22 per share from February 27, 2001 through February 28, 2001.
/(h) /Portfolio turnover rate excludes approximately $21,459,000 of securities from the acquisition of Principal Partners SmallCap Growth Fund, Inc. and $84,000 from portfolio realignment.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005      2004        2003      2002     2001/(E)/
                           ----      ----        ----      ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $14.53    $12.89       $9.46     $9.94    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.14)    (0.13)      (0.11)    (0.05)    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.10      1.77        3.63     (0.28)    (0.02)
                           ----      ----        ----     -----     -----
 Total From Investment
            Operations     1.96      1.64        3.52     (0.33)    (0.06)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......       --        --       (0.09)    (0.15)       --
 ------                                         -----     -----
   Total Dividends and
         Distributions       --        --       (0.09)    (0.15)       --
 ------                                         -----     -----
Net Asset Value, End
 of Period............   $16.49    $14.53      $12.89     $9.46     $9.94
                         ======    ======      ======     =====     =====
Total Return /(b)/ ...    13.49%    12.73%      37.53%    (3.55)%   (0.60)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,055    $6,843      $5,962    $4,867    $1,472
 Ratio of Expenses to
  Average Net Assets..     1.95%     1.95%       1.95%     1.95%     1.81%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     2.05%     2.11%/(d)/  2.57%       --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.85)%   (0.90)%     (1.00)%   (1.15)%   (0.84)%/(g)/
 Portfolio Turnover
  Rate................     51.3%     26.3%       44.1%     27.9%     58.0%/(g)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
/(d) /Expense ratio without commission rebates.
/(e) /Period from March 1, 2001, date operations commenced, through October 31,
  2001.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005     2004/(F)/
                           ----     ----
PREFERRED SECURITIES FUND
-------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $11.25    $11.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.52      0.48
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.38)    (0.27)
                          -----     -----
 Total From Investment
            Operations     0.14      0.21

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.91)       --
   ----                   -----
   Total Dividends and
         Distributions    (0.91)       --
   ----                   -----
Net Asset Value, End
 of Period............   $10.48    $11.25
                         ======    ======
Total Return /(b)/ ...     1.27%     1.90%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $24,037   $16,472
 Ratio of Expenses to
  Average Net Assets..     1.60%     1.59%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.63%     2.13%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     4.84%     5.13%/(e)/
 Portfolio Turnover
  Rate................     17.8%     14.0%/(e)/



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from December 29, 2003, date operations commenced, through October
  31, 2004.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005      2004      2003     2002     2001/(G)/
                            ----      ----      ----     ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.59    $10.60     $9.36    $9.83    $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.29      0.13      0.04     0.10      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.53      0.95      1.26    (0.51)    (0.26)
                            ----      ----      ----    -----     -----
 Total From Investment
            Operations      0.82      1.08      1.30    (0.41)    (0.21)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.24)    (0.09)    (0.06)   (0.06)       --
 Distributions from
  Realized Gains......     (0.10)       --        --       --        --
 ------                    -----
   Total Dividends and
         Distributions     (0.34)    (0.09)    (0.06)   (0.06)       --
 ----                      -----     -----     -----    -----
Net Asset Value, End
 of Period............    $12.07    $11.59    $10.60    $9.36     $9.83
                          ======    ======    ======    =====     =====
Total Return /(c)/ ...      7.20%    10.21%    13.92%   (4.16)%   (2.09)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $106,539   $59,805   $27,052   $5,071      $488
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.73%     0.78%     1.05%    1.05%     1.05%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(d)/ ..............        --      0.78%     1.05%      --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.46%     1.16%     0.39%    1.79%     1.22%/(f)/
 Portfolio Turnover
  Rate................      10.2%     34.3%     47.8%    17.6%      2.2%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004. /(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005      2004      2003     2002     2001/(G)/
                            ----      ----      ----     ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.48    $10.53     $9.11    $9.69    $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.24      0.11      0.03     0.09      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.84      0.95      1.43    (0.63)    (0.36)
                            ----      ----      ----    -----     -----
 Total From Investment
            Operations      1.08      1.06      1.46    (0.54)    (0.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.23)    (0.11)    (0.04)   (0.04)       --
 Distributions from
  Realized Gains......     (0.09)       --        --       --        --
 ------                    -----
   Total Dividends and
         Distributions     (0.32)    (0.11)    (0.04)   (0.04)       --
 ----                      -----     -----     -----    -----
Net Asset Value, End
 of Period............    $12.24    $11.48    $10.53    $9.11     $9.69
                          ======    ======    ======    =====     =====
Total Return /(c)/ ...      9.52%    10.10%    16.09%   (5.56)%   (3.29)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $187,253   $97,035   $45,114   $8,645    $1,153
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.73%     0.78%     1.01%    1.05%     1.05%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(d)/ ..............        --      0.78%     1.01%      --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.02%     1.01%     0.31%    1.46%     1.93%/(f)/
 Portfolio Turnover
  Rate................       5.5%     27.0%     41.1%    12.3%      4.0%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004. /(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005      2004      2003        2002     2001/(H)/
                            ----      ----      ----        ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.18    $10.21     $8.74       $9.50    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.19      0.08     (0.01)       0.07      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.98      0.96      1.49       (0.78)    (0.52)
                            ----      ----      ----       -----     -----
 Total From Investment
            Operations      1.17      1.04      1.48       (0.71)    (0.50)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.21)    (0.07)    (0.01)      (0.05)       --
 Distributions from
  Realized Gains......     (0.08)       --        --          --        --
 ------                    -----
   Total Dividends and
         Distributions     (0.29)    (0.07)    (0.01)      (0.05)       --
 ----                      -----     -----     -----       -----
Net Asset Value, End
 of Period............    $12.06    $11.18    $10.21       $8.74     $9.50
                          ======    ======    ======       =====     =====
Total Return /(c)/ ...     10.57%    10.18%    16.91%      (7.52)%   (5.00)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $157,396   $95,677   $55,252      $7,610      $839
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.79%     0.87%     1.09%       1.05%     1.05%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(d)/ ..............        --      0.87%     1.09%         --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.59%     0.75%    (0.06)%      0.96%     1.39%/(f)/
 Portfolio Turnover
  Rate................       4.8%     30.7%     52.4%/(g)/  19.9%     60.2%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004. /(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Portfolio turnover rate excludes approximately $22,287,000 of securities from the acquisition of Balanced Fund and $22,287,000 from portfolio realignment.
/(h) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005      2004      2003      2002     2001/(H)/
                           ----      ----      ----      ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $11.14    $10.15     $8.66     $9.55     $9.98
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.13      0.03     (0.07)     0.04      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.11      0.97      1.56     (0.88)    (0.45)
                           ----      ----      ----     -----     -----
 Total From Investment
            Operations     1.24      1.00      1.49     (0.84)    (0.43)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.18)    (0.01)       --     (0.04)       --
 Distributions from
  Realized Gains......    (0.08)       --        --     (0.01)       --
 ------                   -----                         -----
   Total Dividends and
         Distributions    (0.26)    (0.01)       --     (0.05)       --
 -----                    -----     -----               -----
Net Asset Value, End
 of Period............   $12.12    $11.14    $10.15     $8.66     $9.55
                         ======    ======    ======     =====     =====
Total Return /(c)/ ...    11.25%     9.86%    17.26%    (8.89)%   (4.31)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $50,858   $26,053   $12,332    $3,304      $344
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.87%     0.97%     1.60%     1.05%     1.05%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(d)/ ..............       --      0.97%     1.66%       --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.07%     0.29%    (0.71)%    0.45%     0.70%/(g)/
 Portfolio Turnover
  Rate................      7.1%     40.0%     46.0%     19.6%    316.2%/(g)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004. /(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005     2004      2003      2002     2001/(G)/
                          ----     ----      ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.55    $9.67     $8.15     $9.20     $9.97
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.03    (0.08)    (0.08)     0.04        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.20     0.96      1.60     (1.04)    (0.77)
                          ----     ----      ----     -----     -----
 Total From Investment
            Operations    1.23     0.88      1.52     (1.00)    (0.77)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.16)      --        --     (0.05)       --
 Distributions from
  Realized Gains......   (0.07)      --        --        --        --
 -----                   -----
   Total Dividends and
         Distributions   (0.23)      --        --     (0.05)       --
 -----                   -----                        -----
Net Asset Value, End
 of Period............  $11.55   $10.55     $9.67     $8.15     $9.20
                        ======   ======     =====     =====     =====
Total Return /(c)/ ...   11.72%    9.10%    18.67%   (10.98)%   (7.72)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $9,276   $3,887    $1,636      $776      $273
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    1.21%    1.68%     1.70%     1.05%     1.05%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(d)/ ..............    1.21%    1.73%     4.30%       --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.27%   (0.74)%   (0.97)%    0.35%     0.20%/(f)/
 Portfolio Turnover
  Rate................     7.5%    44.9%     45.7%     25.4%     59.0%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005      2004     2003    2002     2001/(G)/
                           ----      ----     ----    ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $11.70    $10.72    $9.68   $9.99    $10.07
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.34      0.13     0.02    0.10      0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.26      0.94     1.06   (0.33)    (0.19)
                           ----      ----     ----   -----     -----
 Total From Investment
            Operations     0.60      1.07     1.08   (0.23)    (0.08)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.24)    (0.09)   (0.03)  (0.08)       --
 Distributions from
  Realized Gains......    (0.13)       --    (0.01)     --        --
 ------                   -----              -----
   Total Dividends and
         Distributions    (0.37)    (0.09)   (0.04)  (0.08)       --
 ----                     -----     -----    -----   -----
Net Asset Value, End
 of Period............   $11.93    $11.70   $10.72   $9.68     $9.99
                         ======    ======   ======   =====     =====
Total Return /(c)/ ...     5.13%    10.04%   11.15%  (2.29)%   (0.79)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $57,536   $24,991   $8,325    $754      $104
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.77%     0.86%    1.30%   1.04%     1.04%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(d)/ ..............       --      0.86%    1.94%     --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.80%     1.12%    0.20%   1.84%     2.87%/(f)/
 Portfolio Turnover
  Rate................     43.8%     34.1%    43.9%   46.2%    103.3%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004. /(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005         2004         2003         2002    2001/(G)/
                            ----         ----         ----         ----    ----
REAL ESTATE SECURITIES FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $18.28       $14.42       $11.07       $10.45   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.28         0.28         0.37         0.30     0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.14         3.97         3.22         0.62     0.32
                            ----         ----         ----         ----     ----
 Total From Investment
            Operations      3.42         4.25         3.59         0.92     0.45
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.46)       (0.25)       (0.24)       (0.30)      --
 Distributions from
  Realized Gains......     (1.05)       (0.14)          --           --       --
 -----                     -----        -----
   Total Dividends and
         Distributions     (1.51)       (0.39)       (0.24)       (0.30)      --
 ----                      -----        -----        -----        -----
Net Asset Value, End
 of Period............    $20.19       $18.28       $14.42       $11.07   $10.45
                          ======       ======       ======       ======   ======
Total Return /(b)/ ...     19.47%       30.09%       32.98%        8.88%    3.67%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $147,059      $95,696      $51,874      $20,110   $2,108
 Ratio of Expenses to
  Average Net Assets..      1.63%        1.68%        1.90%        1.80%    1.76%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...        --         1.68%/(f)/   1.95%/(f)/     --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.42%        1.72%        2.95%        2.83%    4.01%/(e)/
 Portfolio Turnover
  Rate................      26.7%/(h)/   67.9%        35.4%        46.3%    77.5%/(e)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without fees the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004. /(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Expense ratio without commission rebates.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized gain of $.06 per share from February 27, 2001 through February 28, 2001.
/(h) /Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005         2004      2003      2002    2001/(H)/
                           ----         ----      ----      ----    ----
SHORT-TERM BOND FUND
--------------------
CLASS J SHARES/(a)/
--------------
Net Asset Value,
 Beginning of Period..   $10.24       $10.38    $10.39    $10.54   $10.25
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............     0.27         0.22      0.25      0.37     0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.23)       (0.09)     0.02     (0.04)    0.30
                          -----        -----      ----     -----     ----
 Total From Investment
            Operations     0.04         0.13      0.27      0.33     0.62
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.30)       (0.23)    (0.28)    (0.37)   (0.33)
 Distributions from
  Realized Gains......       --        (0.04)       --     (0.11)      --
 ------                                -----               -----
   Total Dividends and
         Distributions    (0.30)       (0.27)    (0.28)    (0.48)   (0.33)
                          -----        -----     -----     -----    -----
Net Asset Value, End
 of Period............    $9.98       $10.24    $10.38    $10.39   $10.54
                          =====       ======    ======    ======   ======
Total Return /(d)/ ...     0.39%        1.27%     2.64%     3.33%    6.02%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $45,825      $45,294   $35,847   $12,108     $996
 Ratio of Expenses to
  Average Net Assets..     1.27%        1.18%     1.33%     1.35%    1.31%/(g)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(c)/ ..............     1.15%          --        --        --       --
 Ratio of Gross
  Expenses to Average
  Net Assets /(e)/ ...     1.27%        1.18%     1.33%       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.65%        2.15%     2.46%     3.56%    4.75%/(g)/
 Portfolio Turnover
  Rate................    110.8%/(i)/   61.5%     72.3%    105.8%    68.4%/(g)/



/(a) /Effective September 30, 2005, High Quality Short-Term Bond Fund changed its name to Short-Term Bond Fund.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(d) /Total return is calculated without the contingent deferred sales charge. /(e) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and decreased on March 1, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares recognized $.01 of net investment income per share and incurred an unrealized gain of $.01 per share from February 27, 2001 through February 28, 2001.
/(i) /Portfolio turnover rate excludes approximately $117,013,000 of securities from the acquisition of Principal Limited Term Bond Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                            2005         2004         2003         2002       2001/(G)/
                            ----         ----         ----         ----       ----
SMALLCAP BLEND FUND
-------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $14.00       $12.96        $9.51       $10.38      $10.46
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.06)       (0.05)       (0.05)       (0.02)      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.31         1.12         3.50        (0.83)      (0.07)
                            ----         ----         ----        -----       -----
 Total From Investment
            Operations      2.25         1.07         3.45        (0.85)      (0.08)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.85)       (0.03)          --        (0.02)         --
 -----                     -----        -----                     -----
   Total Dividends and
         Distributions     (0.85)       (0.03)          --        (0.02)         --
 -----                     -----        -----                     -----
Net Asset Value, End
 of Period............    $15.40       $14.00       $12.96        $9.51      $10.38
                          ======       ======       ======        =====      ======
Total Return /(b)/ ...     16.49%        8.26%       36.28%       (8.23)%     (0.67)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $113,607      $77,396      $47,377      $17,167      $2,480
 Ratio of Expenses to
  Average Net Assets..      1.50%        1.58%        1.70%        1.70%       1.66%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...        --         1.58%/(f)/   1.84%/(f)/   1.70%/(f)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.42)%      (0.35)%      (0.48)%      (0.44)%     (0.35)%/(e)/
 Portfolio Turnover
  Rate................     137.4%/(h)/   98.5%       113.2%       108.8%      123.5%/(e)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004. /(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Expense ratio without commission rebates.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.07 per share from February 27, 2001 through February 28, 2001.
/(h) /Portfolio turnover rate excludes approximately $118,621,000 of securities from the acquisition of Principal SmallCap Fund, Inc. and $60,235,000 from portfolio realignment.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005       2004         2003        2002        2001/(G)/
                           ----       ----         ----        ----        ----
SMALLCAP GROWTH FUND
--------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.52      $7.29        $4.84       $7.31        $9.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.08)     (0.08)       (0.08)      (0.20)       (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.83       0.31         2.53       (1.91)       (1.72)
                           ----       ----         ----       -----        -----
 Total From Investment
            Operations     0.75       0.23         2.45       (2.11)       (1.75)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (0.40)        --           --       (0.36)          --
 ----                     -----                               -----
   Total Dividends and
         Distributions    (0.40)        --           --       (0.36)          --
 ----                     -----                               -----
Net Asset Value, End
 of Period............    $7.87      $7.52        $7.29       $4.84        $7.31
                          =====      =====        =====       =====        =====
Total Return /(b)/ ...     9.98%      3.16%       50.62%     (30.92)%     (18.42)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $29,405    $25,984      $16,886      $4,449       $1,322
 Ratio of Expenses to
  Average Net Assets..     1.59%      1.68%        1.88%       1.70%        1.64%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...       --       1.69%/(d)/   2.18%/(d)/  1.70%/(d)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.97)%    (1.06)%      (1.26)%     (1.27)%      (1.32)%/(f)/
 Portfolio Turnover
  Rate................    181.7%     194.9%       270.1%      255.3%       178.3%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(d) /Expense ratio without commission rebates.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.17 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                                                      2002
                                    2004      2003              2001/(F)/
                        2005        ----      ----              ----

SMALLCAP S&P 600 INDEX FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $14.40    $12.49     $9.50    $10.14   $10.74
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  --            --     (0.05)   (0.01)    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  2.00        1.91      3.04    (0.49)    (0.59)
                                    ----      ----              -----
 Total From Investment
            Operations  2.00        1.91      2.99    (0.50)    (0.60)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.05)        --        --    --           --
 Distributions from                                   (0.14)
  Realized Gains......                --        --                 --
 -----                  (0.36)

   Total Dividends and                                (0.14)
         Distributions                --        --                 --
 -----                  (0.41)

Net Asset Value, End                                  $9.50
 of Period............            $14.40    $12.49             $10.14
                        $15.99    ======    ======             ======

Total Return /(b)/ ...  13.99%     15.31%    31.47%   (5.16)%   (5.59)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $57,122  $33,134   $17,505    $7,197   $1,860
 Ratio of Expenses to
  Average Net Assets..  1.00%       1.06%     1.38%   1.10%      1.06%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...  --          1.06%     1.49%   --           --
 Ratio of Net
  Investment Income to
  Average Net Assets..  0.01%       0.01%    (0.47)%  (0.28)%   (0.26)%/(e)/
 Portfolio Turnover
  Rate................  43.2%       54.5%     44.6%   61.0%      62.0%/(e)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.15 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005       2004         2003        2002       2001/(G)/
                           ----       ----         ----        ----       ----
SMALLCAP VALUE FUND
-------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $15.88     $14.53       $10.42      $10.48      $10.64
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.03)     (0.09)       (0.04)      (0.01)         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     2.57       1.91         4.15        0.42       (0.16)
                           ----       ----         ----        ----       -----
 Total From Investment
            Operations     2.54       1.82         4.11        0.41       (0.16)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (1.40)     (0.47)          --       (0.47)         --
 -----                    -----      -----                    -----
   Total Dividends and
         Distributions    (1.40)     (0.47)          --       (0.47)         --
 -----                    -----      -----                    -----
Net Asset Value, End
 of Period............   $17.02     $15.88       $14.53      $10.42      $10.48
                         ======     ======       ======      ======      ======
Total Return /(b)/ ...    16.63%     12.80%       39.44%       3.65%      (1.04)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $46,466    $26,756      $12,945      $4,953        $749
 Ratio of Expenses to
  Average Net Assets..     1.56%      1.65%        1.70%       1.69%       1.66%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.56%      1.65%/(f)/   2.14%/(f)/  1.70%/(f)/    --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.19)%    (0.62)%      (0.35)%     (0.07)%      0.12%/(e)/
 Portfolio Turnover
  Rate................    133.7%     163.5%       221.7%      134.3%       89.1%/(e)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Expense ratio without commission rebates.
/(g) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.04 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005     2004        2003     2002     2001/(F)/

ULTRA SHORT BOND FUND
---------------------
CLASS J SHARES /(A)/
--------------------
Net Asset Value,
 Beginning of Period..  $10.00   $10.00      $10.00   $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(b)/ ..............  0.20     0.19        0.23     0.32     0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  (0.03)   (0.11)      --       --       --
 Net Increase from
  Payments by
  Affiliates..........  --       0.11        --       --       --
 -----
 Total From Investment
            Operations  0.17     0.19        0.23     0.32     0.13
Less Dividends and
 Distributions:
 Dividends from Net     (0.20)   (0.19)      (0.23)   (0.32)   (0.13)
  Investment Income...

   Total Dividends and  (0.20)   (0.19)      (0.23)   (0.32)   (0.13)
         Distributions

Net Asset Value, End    $9.97    $10.00      $10.00   $10.00   $10.00
 of Period............

Total Return /(c)/ ...  1.77%    1.90%/(e)/  2.33%    3.24%    1.34%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $38,214  $43,380     $40,460  $14,460  $2,376
 Ratio of Expenses to
  Average Net Assets..  1.16%    1.29%       1.55%    1.60%    1.60%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...  1.16%    1.32%       1.55%    --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..  2.02%    1.90%       2.21%    3.12%    3.51%/(h)/
 Portfolio Turnover
  Rate................  54.9%    105.5%      20.7%    13.6%    31.1%/(h)/



/(a) /On May 27, 2005, the board of Directors of Principal Investors Fund, Inc.
  authorized a reverse stock split to raise the value of each share from $1.00 to $10.00 per share in connection with the Capital Preservation Fund's change from a money market fund to an ultra short bond fund strategy. The financial highlights have been restated to reflect the reverse stock split.
/(b) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were decreased on March 1, 2004.
/(e) /In 2004, 1.02% of the total return consists of an increase from a payment by Principal Life Insurance Company. Excluding this payment, the total return for Class J shares would have been .88%.
/(f) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.
/(g) /Total return amounts have not been annualized.
/(h) /Computed on an annualized basis.

 APPENDIX A


RELATED PERFORMANCE OF THE SUB-ADVISORS


The following tables set forth historical information about client accounts managed by a Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of each Sub-Advisor in managing similar accounts and does not represent the performance of any Fund.


On the following pages "composite performance" is shown for each Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the corresponding Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts. If the composite results had been adjusted to reflect fees and expenses of the Fund, performance numbers shown would differ. Although the Fund and client accounts comprising the composite indices (Related Accounts) have substantially similar investment objectives and policies in all material respects, you should not assume that the Fund will have the same performance as the Related Accounts. For example, a Fund's future performance may be better or worse than the performance of its Related Accounts due to, among other things, differences in sales charge, expenses, asset sizes and cash flows between the Fund and its Related Accounts.


Portions of the information below are based on data supplied by the Sub-Advisors and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The following pages contain information on the historical performance of each of the Fund's. The date that these shares were first offered for sale is shown. The performance data should not be considered as an indication of future performance of any Fund or any Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


Current performance may be lower or higher than the performance data shown. For more performance information, including most recent month-end performance, visit our website at www.principal.com and click on rates and values.


Principal Investors Fund                                              215
www.principal.com

PERFORMANCE RESULTS - STABLE FUNDS


                              AVERAGE ANNUAL TOTAL RETURNS*                                 ANNUAL TOTAL RETURNS*
                               (THROUGH DECEMBER 31, 2005)                                 (YEAR ENDED DECEMBER 31)

                                                          LIFE
                          YTD   1 YR  3 YR  5 YR  10 YR  OF FUND       2005  2004  2003  2002  2001  2000  1999  1998  1997   1996
                          ----------------------------------------     ------------------------------------------------------------
MONEY MARKET FUND CLASS
J (03/01/01)              2.20  2.20  0.80   N/A   N/A    1.08         2.20  0.20  0.01  0.53
Principal Global
Investors Money Market
Composite                                   2.30  3.74
 Lehman Brothers U.S.
 Treasury Bellwethers 3
 Month Index              3.08  3.08  1.83  2.34  3.89    2.20         3.08  1.30  1.15  1.78  4.45  6.20  4.91  5.33  5.53   5.38

SHORT-TERM BOND FUND
CLASS J (03/01/01)
PREVIOUSLY HIGH QUALITY
SHORT-TERM BOND FUND      1.42  1.42  1.23   N/A   N/A    2.95         1.42  0.45  1.81  6.77
Principal Global
Investors Limited Term
Fixed Income Composite                      4.37   N/A
 Lehman Brothers Mutual
 Fund 1-5 Gov't/Credit
 Index                    1.44  1.44  2.21  4.71  5.38    4.38         1.44  1.85  3.35  8.12  9.03  8.91  2.09  7.63  7.13   4.67
 Morningstar Short-Term
 Bond Category Average    1.43  1.43  1.96  3.82  4.63    3.45         1.43  1.60  2.39  5.24  7.32  8.14  2.12  6.28  6.51   4.35

ULTRA SHORT BOND CLASS J
(06/15/01)
PREVIOUSLY CAPITAL
PRESERVATION FUND         2.14  2.14  2.02   N/A   N/A    2.45         2.14  1.74  2.18  3.12
 6-Month LIBOR Index      3.33  3.33  2.03  2.62  4.27    2.25         3.33  1.47  1.32  2.06  5.00  6.76  5.44  5.89  5.94   5.81
 Morningstar Ultrashort   2.49  2.49  1.75  2.70  4.28    2.35         2.49  1.24  1.56  2.73  5.77  6.72  4.45  5.08  6.18   6.14
 Bond Category Average
                          ----------------------------------------     ------------------------------------------------------------
 *The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.





216                                              Principal Investors Fund
                                                          1-800-247-4123

PERFORMANCE RESULTS - CONSERVATIVE FUNDS


                            AVERAGE ANNUAL TOTAL RETURNS*                                    ANNUAL TOTAL RETURNS*
                             (THROUGH DECEMBER 31, 2005)                                   (YEAR ENDED DECEMBER 31)

                                                        LIFE
                        YTD   1 YR  3 YR  5 YR  10 YR  OF FUND       2005  2004  2003  2002   2001  2000   1999   1998   1997
                        ----------------------------------------     -----------------------------------------------------------
BOND & MORTGAGE
SECURITIES FUND CLASS
J (03/01/01)            1.90  1.90  3.01   N/A   N/A    4.35         1.90  3.89  3.27   8.22
Principal Global
Investors Multi Sector
Fixed Income Composite                    6.35  6.47
 Lehman Brothers
 Aggregate Bond Index   2.43  2.43  3.62  5.87  6.17    5.54         2.43  4.34  4.11  10.26  8.42  11.63  -0.82   8.69   9.65
 Morningstar
 Intermediate-Term
 Bond Category Average  1.79  1.79  3.64  5.32  5.38    4.92         1.79  3.81  4.92   7.88  7.36   9.45  -1.22   7.42   8.76

GOVERNMENT & HIGH
QUALITY BOND FUND
CLASS J (03/01/01)
PREVIOUSLY GOVERNMENT
SECURITIES FUND         1.40  1.40  1.67   N/A   N/A    3.49         1.40  2.80  0.83   7.75
Principal Global
Investors Mortgage
Backed Securities
Composite                                 4.85  5.66
 Lehman Brothers        2.63  2.63  3.14  5.40  6.01
 Government/Mortgage
 Index                                                  5.13         2.63  4.08  2.73  10.06  7.71  12.29  -0.54   8.72   9.54
 Morningstar
 Intermediate
 Government Category
 Average                1.90  1.90  2.45  4.62  5.12    4.46         1.90  3.39  2.15   9.07  6.84  10.76  -1.44   7.45   8.45

HIGH QUALITY
INTERMEDIATE-TERM BOND
FUND CLASS J
(03/01/01)              1.97  1.97  2.76   N/A   N/A    4.32         1.97  3.44  2.88   8.71
Principal Global
Investors Multi Sector
High Qual. Fixed Inc.
Composite                                 5.85   N/A
 Lehman Brothers
 Aggregate Bond Index   2.43  2.43  3.62  5.87  6.17    5.54         2.43  4.34  4.11  10.26  8.42  11.63  -0.82   8.69   9.65
 Morningstar
 Intermediate-Term
 Bond Category Average  1.79  1.79  3.64  5.32  5.38    4.92         1.79  3.81  4.92   7.88  7.36   9.45  -1.22   7.42   8.76

INFLATION PROTECTION
FUND CLASS J
(12/29/04)              2.32  2.32   N/A   N/A   N/A    2.61         2.32
 Lehman Brothers US
 Treasury TIPS Index    2.84  2.84  6.53  8.74   N/A    2.84         2.84  8.46  8.39  16.56  7.89  13.18   2.63   3.95
 Morningstar Long-Term
 Government Category
 Average                3.29  3.29  4.95  6.50  5.95    3.26         3.29  7.16  4.73  16.70  3.69  20.06  -8.08  10.62  12.34

PREFERRED SECURITIES
FUND CLASS J
(12/29/03)              0.69  0.69   N/A   N/A   N/A    2.16         0.69  3.57
Spectrum Preferred
Securities Composite                      8.51  8.10
 Merrill Lynch
 Preferred Stock
 Hybrid Index           0.46  0.46  5.10  6.17   N/A    2.96         0.46  5.51  9.51   6.63  8.99  17.75  -4.68   7.37
 Morningstar
 Intermediate-Term      1.79  1.79  3.64  5.32  5.38    2.90         1.79  3.81  4.92   7.88  7.36   9.45  -1.22   7.42   8.76
 Bond Category Average
                        ----------------------------------------     -----------------------------------------------------------

 *The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.




                         1996
                        -------
BOND & MORTGAGE
SECURITIES FUND CLASS
J (03/01/01)
Principal Global
Investors Multi Sector
Fixed Income Composite
 Lehman Brothers          3.63
 Aggregate Bond Index
 Morningstar              3.30
 Intermediate-Term
 Bond Category Average

GOVERNMENT & HIGH
QUALITY BOND FUND
CLASS J (03/01/01)
PREVIOUSLY GOVERNMENT
SECURITIES FUND
Principal Global
Investors Mortgage
Backed Securities
Composite
 Lehman Brothers          3.68
 Government/Mortgage
 Index
 Morningstar              2.80
 Intermediate
 Government Category
 Average

HIGH QUALITY
INTERMEDIATE-TERM BOND
FUND CLASS J
(03/01/01)
Principal Global
Investors Multi Sector
High Qual. Fixed Inc.
Composite
 Lehman Brothers          3.63
 Aggregate Bond Index
 Morningstar              3.30
 Intermediate-Term
 Bond Category Average

INFLATION PROTECTION
FUND CLASS J
(12/29/04)
 Lehman Brothers US
 Treasury TIPS Index
 Morningstar Long-Term   -1.61
 Government Category
 Average

PREFERRED SECURITIES
FUND CLASS J
(12/29/03)
Spectrum Preferred
Securities Composite
 Merrill Lynch
 Preferred Stock
 Hybrid Index
 Morningstar              3.30
 Intermediate-Term
 Bond Category Average  -------

 *The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.





Principal Investors Fund                                              217
www.principal.com

PERFORMANCE RESULTS - MODERATE FUNDS



                              AVERAGE ANNUAL TOTAL RETURNS*
                               (THROUGH DECEMBER 31, 2005)

                                                            LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR  OF FUND       2005
                        --------------------------------------------     -------
LARGECAP GROWTH FUND
CLASS J (03/01/01)      10.69  10.69  13.96    N/A    N/A   -1.69        10.69
Columbus Circle
Investors Large
Capitalization
Composite /(1)/         11.77  11.77  16.96  -2.55   9.80
 Russell 1000 Growth
 Index                   5.26   5.26  13.23  -3.58   6.73   -1.30         5.26
 Morningstar Large
 Growth Category
 Average                 6.46   6.46  13.88  -3.36   6.95   -0.84         6.46

LARGECAP S&P 500 INDEX
FUND CLASS J
(03/01/01)               4.01   4.01  13.15    N/A    N/A    0.67         4.01
Principal Global
Investors S&P 500
Index Composite                               0.18   8.68
 S&P 500 Index           4.91   4.91  14.38   0.54   9.07    1.84         4.91
 Morningstar Large
 Blend Category
 Average                 5.77   5.77  14.00   0.50   8.12    1.82         5.77

LARGECAP VALUE FUND
CLASS J (03/01/01)       5.91   5.91  13.57    N/A    N/A    3.96         5.91
Principal Global
Investors Large Cap
Value Composite                               3.92   9.31
 Russell 1000 Value
 Index                   7.05   7.05  17.49   5.28  10.94    6.00         7.05
 Morningstar Large
 Value Category
 Average                 5.88   5.88  15.58   3.96   8.85    4.46         5.88

MIDCAP VALUE FUND
CLASS J (03/01/01)      12.13  12.13  18.04    N/A    N/A    9.72        12.13
Principal Global
Investors Mid Cap
Value Composite                              10.33  10.08
 Russell Midcap Value
 Index                  12.65  12.65  24.38  12.21  13.65   12.84        12.65
 Morningstar Mid-Cap
 Value Category
 Average                 8.41   8.41  20.46   9.36  11.39   10.29         8.41

PARTNERS LARGECAP
BLEND FUND CLASS J
(03/01/01)               4.16   4.16  11.88    N/A    N/A    2.00         4.16
T. Rowe Price U.S.
Structured Research
Strategy
/(//2//)//(3)/                        16.05   2.13    N/A
 S&P 500 Index           4.91   4.91  14.38   0.54   9.07    1.48         4.91
 Morningstar Large
 Blend Category
 Average                 5.77   5.77  14.00   0.50   8.12    1.39         5.77

PARTNERS LARGECAP
BLEND FUND I CLASS J
(03/01/01)               5.42   5.42  13.70    N/A    N/A   -0.32         5.42
Goldman Sachs Large
Cap Blend Composite
/(//4//)/                                     1.90   9.92
Wellington LargeCap
Blend Composite
/(//5//)/                                    -1.61   8.55
 S&P 500 Index           4.91   4.91  14.38   0.54   9.07    1.84         4.91
 Morningstar Large
 Blend Category          5.77   5.77  14.00   0.50   8.12    1.82         5.77
 Average
                        --------------------------------------------     -------


                                             ANNUAL TOTAL RETURNS*
                                            (YEAR ENDED DECEMBER 31)


                        2004   2003    2002    2001    2000   1999   1998   1997    1996
                        ------------------------------------------------------------------
LARGECAP GROWTH FUND     8.31  23.43  -28.97
CLASS J (03/01/01)
Columbus Circle
Investors Large
Capitalization
Composite /(1)/
 Russell 1000 Growth     6.30  29.76  -27.88  -20.42  -22.42  33.16  38.71  30.49   23.12
 Index
 Morningstar Large       7.64  28.55  -27.73  -23.63  -14.09  39.72  33.56  25.00   18.95
 Growth Category
 Average

LARGECAP S&P 500 INDEX   9.76  26.89  -22.97
FUND CLASS J
(03/01/01)
Principal Global
Investors S&P 500
Index Composite
 S&P 500 Index          10.87  28.67  -22.11  -11.88   -9.11  21.04  28.58  33.36   22.96
 Morningstar Large       9.96  26.72  -22.02  -13.68   -6.97  19.72  21.95  27.43   20.37
 Blend Category
 Average

LARGECAP VALUE FUND     11.43  24.11  -13.72
CLASS J (03/01/01)
Principal Global
Investors Large Cap
Value Composite
 Russell 1000 Value     16.49  30.03  -15.52   -5.59    7.02   7.35  15.63  35.18   21.64
 Index
 Morningstar Large      12.91  28.40  -18.92   -5.37    5.47   6.63  13.10  27.01   20.79
 Value Category
 Average

MIDCAP VALUE FUND       15.67  26.80   -8.95
CLASS J (03/01/01)
Principal Global
Investors Mid Cap
Value Composite
 Russell Midcap Value   23.71  38.06   -9.65    2.34   19.18  -0.11   5.09  34.37   20.26
 Index
 Morningstar Mid-Cap    17.90  34.38  -12.91    6.40   16.82   7.78   3.92  26.04   20.50
 Value Category
 Average

PARTNERS LARGECAP        9.41  22.90  -17.17
BLEND FUND CLASS J
(03/01/01)
T. Rowe Price U.S.
Structured Research
Strategy
/(//2//)//(3)/
 S&P 500 Index          10.87  28.67  -22.11  -11.88   -9.11  21.04  28.58  33.36   22.96
 Morningstar Large       9.96  26.72  -22.02  -13.68   -6.97  19.72  21.95  27.43   20.37
 Blend Category
 Average

PARTNERS LARGECAP       10.03  26.74  -25.65
BLEND FUND I CLASS J
(03/01/01)
Goldman Sachs Large
Cap Blend Composite
/(//4//)/
Wellington LargeCap
Blend Composite
/(//5//)/
 S&P 500 Index          10.87  28.67  -22.11  -11.88   -9.11  21.04  28.58  33.36   22.96
 Morningstar Large       9.96  26.72  -22.02  -13.68   -6.97  19.72  21.95  27.43   20.37
 Blend Category
 Average                ------------------------------------------------------------------





 *The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.
/ //(//1//)/
 CCI began sub-advising the Fund on 01/05/05. The performance of the accounts represented in this composite does not reflect CCI's use of "estimated tracking error" in controlling investment risk, a tool CCI will use with the Fund under certain circumstances.
 Tracking error is a statistical estimate of the difference over the next twelve months between the Fund's return and the return of the Fund's benchmark or index. When employed, this risk control tool could increase or decrease, depending on market conditions, the return the Fund might otherwise achieve.
/ //(2)/ T. Rowe Price began sub-advising the Fund on 03/09/04
//
/(//3//)//
 /The performance information provided by T. Rowe Associates, Inc. ("T. Rowe") is not that of a composite, but is the total return performance of the T. Rowe Price Capital Opportunity
Fund (the "T. Rowe Fund"), which is managed in a substantially similar fashion to the Partners LargeCap Blend Fund T. Rowe Price believes the T. Rowe Fund's prior performance is the most appropriate measure of its investment record in the strategy. The T. Rowe Fund's investment performance prior to May 1, 1999 reflects the T. Rowe Fund's prior investment program.
It does not represent the historical performance of the Principal Partners LargeCap Blend Fund and should not be interpreted as indicative of its future performance.
/ //(//4//)/ Goldman Sachs began sub-advising the Fund on 12/16/02
/ //(//5//)/ Wellington began sub-advising the Fund on 12/16/02






218                                              Principal Investors Fund
                                                          1-800-247-4123

PERFORMANCE RESULTS - MODERATE FUNDS


                                                                                AVERAGE ANNUAL TOTAL RETURNS*
                                                                                 (THROUGH DECEMBER 31, 2005)

                                                                                                                   LIFE
                                                                      YTD     1 YR     3 YR     5 YR     10 YR    OF FUND
                                                                    --------------------------------------------------------
PARTNERS LARGECAP GROWTH FUND CLASS J (12/30/02)                      2.59     2.59     8.53      N/A      N/A      8.52
GMO Growth Composite/(//1//)/                                                          11.76    -3.33     8.22
 Russell 1000 Growth Index                                            5.26     5.26    13.23    -3.58     6.73     13.23
 S&P 500 Index                                                        4.91     4.91    14.38     0.54     9.07     14.39
 Morningstar Large Growth Category Average                            6.46     6.46    13.88    -3.36     6.95     14.01

PARTNERS LARGECAP GROWTH FUND I CLASS J (03/01/01)                    6.69     6.69    12.24      N/A      N/A     -1.44
T. Rowe Price Institutional Large Cap Growth Strategy Composite
/(//2//)//(//3//)/                                                                     18.34      N/A      N/A
 Russell 1000 Growth Index                                            5.26     5.26    13.23    -3.58     6.73     -1.30
 Morningstar Large Growth Category Average                            6.46     6.46    13.88    -3.36     6.95     -0.84

PARTNERS LARGECAP GROWTH FUND II CLASS J (03/01/01)                   4.00     4.00    12.09      N/A      N/A     -0.58
American Century Large Cap Growth Equity Composite                                                        7.26
 Russell 1000 Growth Index                                            5.26     5.26    13.23    -3.58     6.73     -1.30
 Morningstar Large Growth Category Average                            6.46     6.46    13.88    -3.36     6.95     -0.84

PARTNERS LARGECAP VALUE FUND CLASS J (03/01/01)                       4.48     4.48    14.03      N/A      N/A      5.99
 Russell 1000 Value Index                                             7.05     7.05    17.49     5.28    10.94      6.00
 Morningstar Large Value Category Average                             5.88     5.88    15.58     3.96     8.85      4.46

PARTNERS MIDCAP VALUE FUND CLASS J (03/01/01)                         9.89     9.89    21.58      N/A      N/A     10.80
Neuberger Berman MidCap Value Composite                                                                  13.43
 Russell Midcap Value Index                                          12.65    12.65    24.38    12.21    13.65     12.84
 Morningstar Mid-Cap Value Category Average                           8.41     8.41    20.46     9.36    11.39     10.29
                                                                    --------------------------------------------------------

                                                                                              ANNUAL TOTAL RETURNS*
                                                                                            (YEAR ENDED DECEMBER 31)


                                                                     2005     2004     2003      2002      2001      2000
                                                                    ---------------------------------------------------------
PARTNERS LARGECAP GROWTH FUND CLASS J (12/30/02)                      2.59     1.88    22.30
GMO Growth Composite/(//1//)/
 Russell 1000 Growth Index                                            5.26     6.30    29.76    -27.88    -20.42    -22.42
 S&P 500 Index                                                        4.91    10.87    28.67    -22.11    -11.88     -9.11
 Morningstar Large Growth Category Average                            6.46     7.64    28.55    -27.73    -23.63    -14.09

PARTNERS LARGECAP GROWTH FUND I CLASS J (03/01/01)                    6.69     8.13    22.57    -28.41
T. Rowe Price Institutional Large Cap Growth Strategy Composite
/(//2//)//(//3//)/
 Russell 1000 Growth Index                                            5.26     6.30    29.76    -27.88    -20.42    -22.42
 Morningstar Large Growth Category Average                            6.46     7.64    28.55    -27.73    -23.63    -14.09

PARTNERS LARGECAP GROWTH FUND II CLASS J (03/01/01)                   4.00     8.41    24.91    -26.61
American Century Large Cap Growth Equity Composite
 Russell 1000 Growth Index                                            5.26     6.30    29.76    -27.88    -20.42    -22.42
 Morningstar Large Growth Category Average                            6.46     7.64    28.55    -27.73    -23.63    -14.09

PARTNERS LARGECAP VALUE FUND CLASS J (03/01/01)                       4.48    12.41    26.23    -14.37
 Russell 1000 Value Index                                             7.05    16.49    30.03    -15.52     -5.59      7.02
 Morningstar Large Value Category Average                             5.88    12.91    28.40    -18.92     -5.37      5.47

PARTNERS MIDCAP VALUE FUND CLASS J (03/01/01)                         9.89    21.45    34.66    -10.75
Neuberger Berman MidCap Value Composite
 Russell Midcap Value Index                                          12.65    23.71    38.06     -9.65      2.34     19.18
 Morningstar Mid-Cap Value Category Average                           8.41    17.90    34.38    -12.91      6.40     16.82
                                                                    ---------------------------------------------------------



                                                                     1999     1998     1997      1996
                                                                    ------------------------------------
PARTNERS LARGECAP GROWTH FUND CLASS J (12/30/02)
GMO Growth Composite/(//1//)/
 Russell 1000 Growth Index                                           33.16    38.71    30.49     23.12
 S&P 500 Index                                                       21.04    28.58    33.36     22.96
 Morningstar Large Growth Category Average                           39.72    33.56    25.00     18.95

PARTNERS LARGECAP GROWTH FUND I CLASS J (03/01/01)
T. Rowe Price Institutional Large Cap Growth Strategy Composite
/(//2//)//(//3//)/
 Russell 1000 Growth Index                                           33.16    38.71    30.49     23.12
 Morningstar Large Growth Category Average                           39.72    33.58    25.00     18.95

PARTNERS LARGECAP GROWTH FUND II CLASS J (03/01/01)
American Century Large Cap Growth Equity Composite
 Russell 1000 Growth Index                                           33.16    38.71    30.49     23.12
 Morningstar Large Growth Category Average                           39.72    33.58    25.00     18.95

PARTNERS LARGECAP VALUE FUND CLASS J (03/01/01)
 Russell 1000 Value Index                                             7.35    15.63    35.18     21.64
 Morningstar Large Value Category Average                             6.63    13.10    27.01     20.79

PARTNERS MIDCAP VALUE FUND CLASS J (03/01/01)
Neuberger Berman MidCap Value Composite
 Russell Midcap Value Index                                          -0.11     5.09    34.37     20.26
 Morningstar Mid-Cap Value Category Average                           7.78     3.92    26.04     20.50
                                                                    ------------------------------------

 *The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.
/ //(//1//)/ GMO began sub-advising the Fund on 03/09/04
/ //(//2//)/ T. Rowe began sub-advising the Fund on 08/24/04
///(//3//)//
 /The performance information provided by T. Rowe Price Associates, Inc. ("T. Rowe Price") is not that of a composite, but is the total return performance of the T. Rowe Price Institutional Large Cap Growth Fund ("T. Rowe Fund"), which is managed in a substantially similar fashion to the Partners LargeCap Growth Fund I T. Rowe Price believes the T. Rowe Fund's prior performance is the most appropriate measure of its investment record in the strategy. It does not represent the historical performance of the
 Principal Partners Equity Growth Fund and should not be interpreted as indicative of its future performance.





Principal Investors Fund                                              219
www.principal.com

PERFORMANCE RESULTS - AGGRESSIVE FUNDS




                              AVERAGE ANNUAL TOTAL RETURNS*
                               (THROUGH DECEMBER 31, 2005)

                                                            LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR  OF FUND       2005
                        --------------------------------------------     -------
MIDCAP BLEND FUND
CLASS J (03/01/01)       8.38   8.38  18.24    N/A    N/A    8.94         8.38
Principal Global
Investors Mid Cap
Blend Composite                               8.65  11.60
 Russell Midcap Index   12.65  12.65  23.79   8.45  12.49    9.82        12.65
 Morningstar Mid-Cap
 Blend Category
 Average                 9.21   9.21  20.10   8.14  11.74    8.94         9.21

MIDCAP GROWTH FUND
CLASS J (03/01/01)      12.32  12.32  17.23    N/A    N/A   -4.20        12.32
Columbus Circle
Investors Mid
Capitalization
Composite/(//1//)/      13.30  13.30  21.66   3.02  13.70
 Russell Midcap Growth
 Index                  12.10  12.10  22.70   1.38   9.27    4.29        12.10
 Morningstar Mid-Cap
 Growth Category
 Average                 9.70   9.70  19.13   0.01   8.48    2.71         9.70

MIDCAP S&P 400 INDEX
FUND CLASS J
(03/01/01)              11.31  11.31  19.68    N/A    N/A    8.39        11.31
Principal Global
Investors S&P 400
Index Composite                               7.95    N/A
 S&P MidCap 400 Index   12.55  12.55  21.13   8.59  14.35    9.74        12.55
 Morningstar Mid-Cap
 Blend Category
 Average                 9.21   9.21  20.10   8.14  11.74    8.94         9.21

PARTNERS MIDCAP GROWTH
FUND CLASS J
(03/01/01)              11.17  11.17  22.08    N/A    N/A    1.47        11.17
Turner Midcap Growth
Composite                                    -1.18    N/A
 Russell Midcap Growth
 Index                  12.10  12.10  22.70   1.38   9.27    4.29        12.10
 Morningstar Mid-Cap
 Growth Category
 Average                 9.70   9.70  19.13   0.01   8.48    2.71         9.70

PARTNERS SMALLCAP
GROWTH FUND I CLASS J
(03/01/01)               4.56   4.56  20.11    N/A    N/A    0.59         4.56
Alliance Capital Small
Cap Growth
Composite/(//2//)/                    22.16   2.38  10.66
 Russell 2000 Growth
 Index                   4.15   4.15  20.93   2.28   4.69    3.85         4.15
 Morningstar Small
 Growth Category
 Average                 5.74   5.74  19.76   2.17   8.16    4.60         5.74

PARTNERS SMALLCAP
GROWTH FUND II CLASS J
(03/01/01)               6.05   6.05  18.67    N/A    N/A    2.82         6.05
UBS U.S. Small
Capitalization Growth
Equity
Composite/(//3//)/                            4.74  11.46
Emerald Diversified
Small Cap Growth
Composite /(//4//)/                           2.30   8.61
 Russell 2000 Growth
 Index                   4.15   4.15  20.93   2.28   4.69    3.85         4.15
 Morningstar Small
 Growth Category         5.74   5.74  19.76   2.17   8.16    4.60         5.74
 Average
                        --------------------------------------------     -------
                                             ANNUAL TOTAL RETURNS*
                                            (YEAR ENDED DECEMBER 31)


                        2004   2003    2002    2001    2000   1999   1998   1997    1996
                        ------------------------------------------------------------------
MIDCAP BLEND FUND       16.74  30.67   -9.30
CLASS J (03/01/01)
Principal Global
Investors Mid Cap
Blend Composite
 Russell Midcap Index   20.22  40.08  -16.19   -5.63    8.25  18.23  10.09  29.01   19.00
 Morningstar Mid-Cap    16.00  36.42  -17.08   -4.96    3.37  18.70   6.77  26.45   20.44
 Blend Category
 Average

MIDCAP GROWTH FUND       9.44  31.06  -41.07
CLASS J (03/01/01)
Columbus Circle
Investors Mid
Capitalization
Composite/(//1//)/
 Russell Midcap Growth  15.48  42.72  -27.40  -20.16  -11.74  51.29  17.86  22.54   17.48
 Index
 Morningstar Mid-Cap    12.93  36.09  -27.53  -21.28   -6.90  63.90  17.51  17.05   16.99
 Growth Category
 Average

MIDCAP S&P 400 INDEX    15.18  33.71  -16.07
FUND CLASS J
(03/01/01)
Principal Global
Investors S&P 400
Index Composite
 S&P MidCap 400 Index   16.47  35.59  -14.53   -0.60   17.51  14.72  19.11  32.25   19.20
 Morningstar Mid-Cap    16.00  36.42  -17.08   -4.96    3.37  18.70   6.77  26.45   20.44
 Blend Category
 Average

PARTNERS MIDCAP GROWTH  11.23  47.14  -32.51
FUND CLASS J
(03/01/01)
Turner Midcap Growth
Composite
 Russell Midcap Growth  15.48  42.72  -27.40  -20.16  -11.74  51.29  17.86  22.54   17.48
 Index
 Morningstar Mid-Cap    12.93  36.09  -27.53  -21.28   -6.90  63.90  17.51  17.05   16.99
 Growth Category
 Average

PARTNERS SMALLCAP       13.41  46.12  -41.11
GROWTH FUND I CLASS J
(03/01/01)
Alliance Capital Small
Cap Growth
Composite/(//2//)/
 Russell 2000 Growth    14.31  48.53  -30.25   -9.23  -22.43  43.09   1.23  12.95   11.26
 Index
 Morningstar Small      12.09  45.00  -28.42   -9.02   -5.71  61.45   4.49  18.19   19.99
 Growth Category
 Average

PARTNERS SMALLCAP        9.92  43.35  -25.31
GROWTH FUND II CLASS J
(03/01/01)
UBS U.S. Small
Capitalization Growth
Equity
Composite/(//3//)/
Emerald Diversified
Small Cap Growth
Composite /(//4//)/
 Russell 2000 Growth    14.31  48.53  -30.25   -9.23  -22.43  43.09   1.23  12.95   11.26
 Index
 Morningstar Small      12.09  45.00  -28.42   -9.02   -5.71  61.45   4.49  18.19   19.99
 Growth Category
 Average                ------------------------------------------------------------------




 *The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.
/1//
CCI began sub-advising the Fund on 01/05/05. The performance of the accounts represented in this composite does not reflect CCI's use of "estimated tracking error" in controlling investment risk, a tool CCI will use with the Fund under certain circumstances.
Tracking error is a statistical estimate of the difference over the next twelve months between the Fund's return and the return of the Fund's benchmark or index. When employed, this risk control tool could increase or decrease, depending on market conditions, the return the Fund might otherwise achieve.
/ //(//2//)/ Alliance began sub-advising the Fund on 03/31/03
//
/(//3//)/ UBS began sub-advising the Fund on 04/22/02
//
/(//4//)/ Emerald Advisers Inc. began as co-sub-advisor on 09/01/04

                              AVERAGE ANNUAL TOTAL RETURNS*
                               (THROUGH DECEMBER 31, 2005)

                                                            LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR  OF FUND       2005
                        --------------------------------------------     -------
MIDCAP BLEND FUND
CLASS J (03/01/01)       8.38   8.38  18.24    N/A    N/A    8.94         8.38
Principal Global
Investors Mid Cap
Blend Composite                               8.65  11.60
 Russell Midcap Index   12.65  12.65  23.79   8.45  12.49    9.82        12.65
 Morningstar Mid-Cap
 Blend Category
 Average                 9.21   9.21  20.10   8.14  11.74    8.94         9.21

MIDCAP GROWTH FUND
CLASS J (03/01/01)      12.32  12.32  17.23    N/A    N/A   -4.20        12.32
Columbus Circle
Investors Mid
Capitalization
Composite/(//1//)/      13.30  13.30  21.66   3.02  13.70
 Russell Midcap Growth
 Index                  12.10  12.10  22.70   1.38   9.27    4.29        12.10
 Morningstar Mid-Cap
 Growth Category
 Average                 9.70   9.70  19.13   0.01   8.48    2.71         9.70

MIDCAP S&P 400 INDEX
FUND CLASS J
(03/01/01)              11.31  11.31  19.68    N/A    N/A    8.39        11.31
Principal Global
Investors S&P 400
Index Composite                               7.95    N/A
 S&P MidCap 400 Index   12.55  12.55  21.13   8.59  14.35    9.74        12.55
 Morningstar Mid-Cap
 Blend Category
 Average                 9.21   9.21  20.10   8.14  11.74    8.94         9.21

PARTNERS MIDCAP GROWTH
FUND CLASS J
(03/01/01)              11.17  11.17  22.08    N/A    N/A    1.47        11.17
Turner Midcap Growth
Composite                                    -1.18    N/A
 Russell Midcap Growth
 Index                  12.10  12.10  22.70   1.38   9.27    4.29        12.10
 Morningstar Mid-Cap
 Growth Category
 Average                 9.70   9.70  19.13   0.01   8.48    2.71         9.70

PARTNERS SMALLCAP
GROWTH FUND I CLASS J
(03/01/01)               4.56   4.56  20.11    N/A    N/A    0.59         4.56
Alliance Capital Small
Cap Growth
Composite/(//2//)/                    22.16   2.38  10.66
 Russell 2000 Growth
 Index                   4.15   4.15  20.93   2.28   4.69    3.85         4.15
 Morningstar Small
 Growth Category
 Average                 5.74   5.74  19.76   2.17   8.16    4.60         5.74

PARTNERS SMALLCAP
GROWTH FUND II CLASS J
(03/01/01)               6.05   6.05  18.67    N/A    N/A    2.82         6.05
UBS U.S. Small
Capitalization Growth
Equity
Composite/(//3//)/                            4.74  11.46
Emerald Diversified
Small Cap Growth
Composite /(//4//)/                           2.30   8.61
 Russell 2000 Growth
 Index                   4.15   4.15  20.93   2.28   4.69    3.85         4.15
 Morningstar Small
 Growth Category         5.74   5.74  19.76   2.17   8.16    4.60         5.74
 Average
                        --------------------------------------------     -------
                                             ANNUAL TOTAL RETURNS*
                                            (YEAR ENDED DECEMBER 31)


                        2004   2003    2002    2001    2000   1999   1998   1997    1996
                        ------------------------------------------------------------------
MIDCAP BLEND FUND       16.74  30.67   -9.30
CLASS J (03/01/01)
Principal Global
Investors Mid Cap
Blend Composite
 Russell Midcap Index   20.22  40.08  -16.19   -5.63    8.25  18.23  10.09  29.01   19.00
 Morningstar Mid-Cap    16.00  36.42  -17.08   -4.96    3.37  18.70   6.77  26.45   20.44
 Blend Category
 Average

MIDCAP GROWTH FUND       9.44  31.06  -41.07
CLASS J (03/01/01)
Columbus Circle
Investors Mid
Capitalization
Composite/(//1//)/
 Russell Midcap Growth  15.48  42.72  -27.40  -20.16  -11.74  51.29  17.86  22.54   17.48
 Index
 Morningstar Mid-Cap    12.93  36.09  -27.53  -21.28   -6.90  63.90  17.51  17.05   16.99
 Growth Category
 Average

MIDCAP S&P 400 INDEX    15.18  33.71  -16.07
FUND CLASS J
(03/01/01)
Principal Global
Investors S&P 400
Index Composite
 S&P MidCap 400 Index   16.47  35.59  -14.53   -0.60   17.51  14.72  19.11  32.25   19.20
 Morningstar Mid-Cap    16.00  36.42  -17.08   -4.96    3.37  18.70   6.77  26.45   20.44
 Blend Category
 Average

PARTNERS MIDCAP GROWTH  11.23  47.14  -32.51
FUND CLASS J
(03/01/01)
Turner Midcap Growth
Composite
 Russell Midcap Growth  15.48  42.72  -27.40  -20.16  -11.74  51.29  17.86  22.54   17.48
 Index
 Morningstar Mid-Cap    12.93  36.09  -27.53  -21.28   -6.90  63.90  17.51  17.05   16.99
 Growth Category
 Average

PARTNERS SMALLCAP       13.41  46.12  -41.11
GROWTH FUND I CLASS J
(03/01/01)
Alliance Capital Small
Cap Growth
Composite/(//2//)/
 Russell 2000 Growth    14.31  48.53  -30.25   -9.23  -22.43  43.09   1.23  12.95   11.26
 Index
 Morningstar Small      12.09  45.00  -28.42   -9.02   -5.71  61.45   4.49  18.19   19.99
 Growth Category
 Average

PARTNERS SMALLCAP        9.92  43.35  -25.31
GROWTH FUND II CLASS J
(03/01/01)
UBS U.S. Small
Capitalization Growth
Equity
Composite/(//3//)/
Emerald Diversified
Small Cap Growth
Composite /(//4//)/
 Russell 2000 Growth    14.31  48.53  -30.25   -9.23  -22.43  43.09   1.23  12.95   11.26
 Index
 Morningstar Small      12.09  45.00  -28.42   -9.02   -5.71  61.45   4.49  18.19   19.99
 Growth Category
 Average                ------------------------------------------------------------------



220                                              Principal Investors Fund
                                                          1-800-247-4123

PERFORMANCE RESULTS - AGGRESSIVE FUNDS


                              AVERAGE ANNUAL TOTAL RETURNS*                                    ANNUAL TOTAL RETURNS*
                               (THROUGH DECEMBER 31, 2005)                                    (YEAR ENDED DECEMBER 31)

                                                            LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR  OF FUND       2005   2004   2003    2002   2001    2000   1999
                        --------------------------------------------     ---------------------------------------------------
PARTNERS SMALLCAP
VALUE FUND CLASS J
(03/01/01)               6.62   6.62  19.38    N/A    N/A   12.07         6.62  16.81  36.62  -11.11
Ark Asset Small Cap
Value Composite                              14.46  16.17
 Russell 2000 Value
 Index                   4.71   4.71  23.18  13.55  13.08   13.44         4.71  22.25  46.02  -11.42  14.02   22.83  -1.49
 Morningstar Small
 Value Category
 Average                 6.13   6.13  22.30  13.50  12.79   13.40         6.13  20.58  42.71  -10.25  17.31   16.98   4.49

REAL ESTATE SECURITIES
FUND CLASS J
(03/01/01)              14.70  14.70  27.84    N/A    N/A   20.65        14.70  32.94  37.01    6.87
Principal Capital -
REI Real Estate
Composite                                    20.64    N/A
 MSCI US REIT Index     12.52  12.52  26.48  18.80  14.39   19.82        12.52  31.49  36.74    3.64  12.83   26.81  -4.55
 Morningstar Specialty
 - Real Estate
 Category Average       11.59  11.59  36.47  18.58  14.95   19.39        11.59  31.88  36.89    4.10   8.93   25.83  -3.35

SMALLCAP BLEND FUND
CLASS J (03/01/01)       8.96   8.96  21.22    N/A    N/A   10.69         8.96  15.54  41.48  -17.85
Principal Global
Investors Small                                                      -
Company Blend
Composite                                    10.07    N/A
 Russell 2000 Index      4.55   4.55  22.13   8.22   9.26    8.90         4.55  18.33  47.25  -20.48   2.49   -3.02  21.26
 Morningstar Small
 Blend Category
 Average                 6.62   6.62  21.72   9.89  11.15   10.76         6.62  18.86  42.77  -16.17   8.41   12.84  18.18

SMALLCAP GROWTH FUND
CLASS J (03/01/01)       3.60   3.60  20.08    N/A    N/A    0.29         3.60  13.61  47.12  -39.83
Principal Global
Investors Small
Company Growth
Composite                                     1.57   5.97
 Russell 2000 Growth
 Index                   4.15   4.15  20.93   2.28   4.69    3.85         4.15  14.31  48.53  -30.25  -9.23  -22.43  43.09
 Morningstar Small
 Growth Category
 Average                 5.74   5.74  19.76   2.17   8.16    4.60         5.74  12.09  45.00  -28.42  -9.02   -5.71  61.45

SMALLCAP S&P 600 INDEX
FUND CLASS J
(03/01/01)               6.55   6.55  20.84    N/A    N/A   10.23         6.55  21.24  36.58  -15.75
Principal Global
Investors Small Cap
S&P 600 Index
Composite
 S&P SmallCap 600
 Index                   7.67   7.67  22.37  10.76  12.15   11.64         7.67  22.64  38.77  -14.63   6.54   11.80  12.40
 Morningstar Small
 Blend Category
 Average                 6.62   6.62  21.72   9.89  11.15   10.76         6.62  18.86  42.77  -16.17   8.41   12.84  18.18

SMALLCAP VALUE FUND
CLASS J (03/01/01)       8.35   8.35  22.35    N/A    N/A   14.75         8.35  18.93  42.14   -3.49
Principal Global
Investors Small Cap
Value Composite                              15.36  12.71
 Russell 2000 Value
 Index                   4.71   4.71  23.18  13.55  13.08   13.44         4.71  22.25  46.02  -11.42  14.02   22.83  -1.49
 Morningstar Small
 Value Category          6.13   6.13  22.30  13.50  12.79   13.40         6.13  20.58  42.71  -10.25  17.31   16.98   4.49
 Average
                        --------------------------------------------     ---------------------------------------------------

 *The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.




                         1998   1997    1996
                        ----------------------
PARTNERS SMALLCAP
VALUE FUND CLASS J
(03/01/01)
Ark Asset Small Cap
Value Composite
 Russell 2000 Value      -6.45  31.78   21.37
 Index
 Morningstar Small       -6.99  30.04   25.53
 Value Category
 Average

REAL ESTATE SECURITIES
FUND CLASS J
(03/01/01)
Principal Capital -
REI Real Estate
Composite
 MSCI US REIT Index     -16.90  18.58   35.89
 Morningstar Specialty  -15.79  23.05   31.68
 - Real Estate
 Category Average

SMALLCAP BLEND FUND
CLASS J (03/01/01)
Principal Global
Investors Small
Company Blend
Composite
 Russell 2000 Index      -2.55  22.36   16.50
 Morningstar Small       -3.64  26.12   19.66
 Blend Category
 Average

SMALLCAP GROWTH FUND
CLASS J (03/01/01)
Principal Global
Investors Small
Company Growth
Composite
 Russell 2000 Growth      1.23  12.95   11.26
 Index
 Morningstar Small        4.49  18.19   19.99
 Growth Category
 Average

SMALLCAP S&P 600 INDEX
FUND CLASS J
(03/01/01)
Principal Global
Investors Small Cap
S&P 600 Index
Composite
 S&P SmallCap 600        -1.31  25.58   21.32
 Index
 Morningstar Small       -3.64  26.12   19.66
 Blend Category
 Average

SMALLCAP VALUE FUND
CLASS J (03/01/01)
Principal Global
Investors Small Cap
Value Composite
 Russell 2000 Value      -6.45  31.78   21.37
 Index
 Morningstar Small       -6.99  30.04   25.53
 Value Category
 Average                ----------------------

 *The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.





Principal Investors Fund                                              221
www.principal.com

PERFORMANCE RESULTS - DYNAMIC FUNDS


                              AVERAGE ANNUAL TOTAL RETURNS*                                    ANNUAL TOTAL RETURNS*
                               (THROUGH DECEMBER 31, 2005)                                    (YEAR ENDED DECEMBER 31)

                                                            LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR  OF FUND       2005   2004   2003    2002    2001    2000   1999
                        --------------------------------------------     ----------------------------------------------------
DIVERSIFIED
INTERNATIONAL FUND
CLASS J (03/01/01)      22.98  22.98  24.81    N/A    N/A    6.19        22.98  19.18  32.65  -17.17
Principal Global
Investors
International Large
Cap Composite                                 5.37   9.00
 Citigroup BMI Global
 ex-US Index            19.59  19.59  28.09   8.09   7.79    9.85        19.59  22.23  42.15  -13.81  -20.08  -12.04  28.75
 Morningstar Foreign
 Large Blend Category
 Average                14.55  14.55  21.30   2.93   6.47    4.82        14.55  17.59  33.32  -16.91  -21.83  -16.02  40.08

INTERNATIONAL EMERGING
MARKETS FUND CLASS J
(03/01/01)              34.83  34.83  37.57    N/A    N/A   18.56        34.83  24.60  54.96   -7.72
Principal Global
Investors
International Emerging
Markets Equity
Composite                                    19.58  12.61
 MSCI Emerging Markets
 Free Index - NDTR      34.00  34.00  37.84  19.08    N/A   18.64        30.31  25.56  55.82   -6.18   -2.61
 Morningstar
 Diversified Emerging
 Markets Category
 Average                31.64  31.64  36.05  18.59   7.88   18.17        31.64  23.75  55.30   -5.90   -3.73  -31.11  71.86

INTERNATIONAL GROWTH
FUND CLASS J
(03/01/01)              21.41  21.41  26.57    N/A    N/A    7.85        21.41  21.58  37.37  -16.86
Principal Global
Investors
International Large
Cap Composite                                 5.37   9.00
 CITI World Ex-US BMI
 Growth Index           17.18  17.18  24.60   4.04   6.29    6.57        17.18  19.34  38.42  -16.97  -24.13  -17.97  36.58
 Morningstar Foreign
 Large Growth Category  15.27  15.27  21.66   2.15   5.69    4.22        15.27  15.58  33.15  -19.15  -24.36  -20.88  52.48
 Average
                        --------------------------------------------     ----------------------------------------------------

 *The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.




                         1998   1997    1996
                        ----------------------
DIVERSIFIED
INTERNATIONAL FUND
CLASS J (03/01/01)
Principal Global
Investors
International Large
Cap Composite
 Citigroup BMI Global    17.27   2.62    8.70
 ex-US Index
 Morningstar Foreign     13.55   5.99   12.31
 Large Blend Category
 Average

INTERNATIONAL EMERGING
MARKETS FUND CLASS J
(03/01/01)
Principal Global
Investors
International Emerging
Markets Equity
Composite
 MSCI Emerging Markets
 Free Index - NDTR
 Morningstar            -27.03  -3.68   13.35
 Diversified Emerging
 Markets Category
 Average

INTERNATIONAL GROWTH
FUND CLASS J
(03/01/01)
Principal Global
Investors
International Large
Cap Composite
 CITI World Ex-US BMI    19.63   3.91    8.41
 Growth Index
 Morningstar Foreign     14.80   6.99   13.88
 Large Growth Category
 Average                ----------------------

 *The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.





222                                              Principal Investors Fund
                                                          1-800-247-4123

PERFORMANCE RESULTS - LIFETIME FUNDS




                             AVERAGE ANNUAL TOTAL RETURNS*                                   ANNUAL TOTAL RETURNS*
                              (THROUGH DECEMBER 31, 2005)                                   (YEAR ENDED DECEMBER 31)

                                                         LIFE
                        YTD   1 YR  3 YR   5 YR  10 YR  OF FUND       2005  2004   2003    2002    2001   2000   1999   1998
                        -----------------------------------------     ---------------------------------------------------------
PRINCIPAL LIFETIME
2010 FUND CLASS J
(06/15/01)              4.87  4.87  11.09   N/A   N/A    5.91         4.87  11.21  17.54   -5.26
 S&P 500 Index          4.91  4.91  14.38  0.54  9.07    2.17         4.91  10.87  28.67  -22.11  -11.88  -9.11  21.04  28.58
 Lehman Brothers
 Aggregate Bond Index   2.43  2.43   3.62  5.87  6.17    5.71         2.43   4.34   4.11   10.26    8.42  11.63  -0.82   8.69
 Morningstar
 Conservative
 Allocation Category
 Average                3.05  3.05   6.90  3.65  6.26    3.65         3.05   5.71  12.79   -3.15   -0.81   4.40   7.15  11.63

PRINCIPAL LIFETIME
2020 FUND CLASS J
(06/15/01)              6.95  6.95  12.87   N/A   N/A    6.38         6.95  11.57  20.52   -7.83
 S&P 500 Index          4.91  4.91  14.38  0.54  9.07    2.17         4.91  10.87  28.67  -22.11  -11.88  -9.11  21.04  28.58
 Lehman Brothers
 Aggregate Bond Index   2.43  2.43   3.62  5.87  6.17    5.71         2.43   4.34   4.11   10.26    8.42  11.63  -0.82   8.69
 Morningstar Moderate
 Allocation Category
 Average                5.29  5.29  11.20  2.93  7.35    3.99         5.29   8.62  20.06  -11.48   -4.63   1.66  10.34   13.2

PRINCIPAL LIFETIME
2030 FUND CLASS J
(06/15/01)              7.66  7.66  13.75   N/A   N/A    5.97         7.66  11.92  22.14  -10.96
 S&P 500 Index          4.91  4.91  14.38  0.54  9.07    2.17         4.91  10.87  28.67  -22.11  -11.88  -9.11  21.04  28.58
 Lehman Brothers
 Aggregate Bond Index   2.43  2.43   3.62  5.87  6.17    5.71         2.43   4.34   4.11   10.26    8.42  11.63  -0.82   8.69
 Morningstar Moderate
 Allocation Category
 Average                5.29  5.29  11.20  2.93  7.35    3.99         5.29   8.62  20.06  -11.48   -4.63   1.66  10.34   13.2

PRINCIPAL LIFETIME
2040 FUND CLASS J
(06/15/01)              7.97  7.97  14.11   N/A   N/A    6.01         7.97  12.11  22.74  -13.55
 S&P 500 Index          4.91  4.91  14.38  0.54  9.07    2.17         4.91  10.87  28.67  -22.11  -11.88  -9.11  21.04  28.58
 Lehman Brothers
 Aggregate Bond Index   2.43  2.43   3.62  5.87  6.17    5.71         2.43   4.34   4.11   10.26    8.42  11.63  -0.82   8.69
 Morningstar Moderate
 Allocation Category
 Average                5.29  5.29  11.20  2.93  7.35    3.99         5.29   8.62  20.06  -11.48   -4.63   1.66  10.34   13.2

PRINCIPAL LIFETIME
2050 FUND CLASS J
(06/15/01)              8.25  8.25  14.56   N/A   N/A    4.90         8.25  11.54  24.51  -16.31
 S&P 500 Index          4.91  4.91  14.38  0.54  9.07    2.17         4.91  10.87  28.67  -22.11  -11.88  -9.11  21.04  28.58
 Lehman Brothers
 Aggregate Bond Index   2.43  2.43   3.62  5.87  6.17    5.71         2.43   4.34   4.11   10.26    8.42  11.63  -0.82   8.69
 Morningstar Large
 Blend Category
 Average                5.77  5.77  14.00  0.50  8.12    2.15         5.77   9.96  26.72  -22.02  -13.68  -6.97  19.72  21.95

PRINCIPAL LIFETIME
STRATEGIC INCOME FUND
CLASS J (06/15/01)      3.41  3.41   9.14   N/A   N/A    5.45         3.41  10.32  13.97   -2.63
 S&P 500 Index          4.91  4.91  14.38  0.54  9.07    2.17         4.91  10.87  28.67  -22.11  -11.88  -9.11  21.04  28.58
 Lehman Brothers
 Aggregate Bond Index   2.43  2.43   3.62  5.87  6.17    5.71         2.43   4.34   4.11   10.26    8.42  11.63  -0.82   8.69
 Morningstar
 Conservative
 Allocation Category    3.05  3.05   6.90  3.65  6.26    3.65         3.05   5.71  12.79   -3.15   -0.81   4.40   7.15  11.63
 Average
                        -----------------------------------------     ---------------------------------------------------------

 *The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.




                        1997    1996
                        --------------
PRINCIPAL LIFETIME
2010 FUND CLASS J
(06/15/01)
 S&P 500 Index          33.36   22.96
 Lehman Brothers         9.65    3.63
 Aggregate Bond Index
 Morningstar            14.86   10.65
 Conservative
 Allocation Category
 Average

PRINCIPAL LIFETIME
2020 FUND CLASS J
(06/15/01)
 S&P 500 Index          33.36   22.96
 Lehman Brothers         9.65    3.63
 Aggregate Bond Index
 Morningstar Moderate   19.35   14.15
 Allocation Category
 Average

PRINCIPAL LIFETIME
2030 FUND CLASS J
(06/15/01)
 S&P 500 Index          33.36   22.96
 Lehman Brothers         9.65    3.63
 Aggregate Bond Index
 Morningstar Moderate   19.35   14.15
 Allocation Category
 Average

PRINCIPAL LIFETIME
2040 FUND CLASS J
(06/15/01)
 S&P 500 Index          33.36   22.96
 Lehman Brothers         9.65    3.63
 Aggregate Bond Index
 Morningstar Moderate   19.35   14.15
 Allocation Category
 Average

PRINCIPAL LIFETIME
2050 FUND CLASS J
(06/15/01)
 S&P 500 Index          33.36   22.96
 Lehman Brothers         9.65    3.63
 Aggregate Bond Index
 Morningstar Large      27.43   20.37
 Blend Category
 Average

PRINCIPAL LIFETIME
STRATEGIC INCOME FUND
CLASS J (06/15/01)
 S&P 500 Index          33.36   22.96
 Lehman Brothers         9.65    3.63
 Aggregate Bond Index
 Morningstar            14.86   10.65
 Conservative
 Allocation Category
 Average                --------------

 *The Average Annual Total Returns and the Annual Total Returns do not reflect sales charges; if sales charges were reflected, results would be lower.





Principal Investors Fund                                              223
www.principal.com

IMPORTANT NOTES TO THE APPENDIX


6 MONTH LIBOR (LONDON INTERBANK OFFERED RATE) INDEX is an average of the interest rate of U.S. dollar deposits, known as Eurodollars, of a stated maturity.






CITIGROUP BROAD MARKET (BMI) GLOBAL EX-US INDEX is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US$100 million and above.


CITIGROUP WORLD EX-US BROAD MARKET (BMI) GROWTH INDEX is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with growth characteristics and an available free float market cap of US$100 million and above.


LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.


LEHMAN BROTHERS U.S. TREASURY TIPS (TREASURY INFLATION PROTECTION SECURITIES) INDEX is an unmanaged index of inflation-protected U.S. Treasury securities that will mature in one year or longer.


LEHMAN BROTHERS GOVERNMENT/MORTGAGE INDEX is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities
(MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA and the FHLMC.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.


LEHMAN BROTHERS U.S. TREASURY BELLWETHERS 3 MONTH INDEX is composed of public obligations of the U.S. Treasury with a maturity of three months.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX is an unmanaged index that measures the stock returns of companies in 26 developing countries.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) US REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR CONSERVATIVE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY AVERAGE is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


224                                              Principal Investors Fund
                                                          1-800-247-4123

MORNINGSTAR FOREIGN LARGE GROWTH CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY AVERAGE is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.






MORNINGSTAR LARGE BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR LARGE GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR LARGE VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more-stable stock prices.


MORNINGSTAR LONG-TERM GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations of greater than or equal to 10 years.






MORNINGSTAR MID-CAP BLEND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR MID-CAP GROWTH CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR MID-CAP VALUE CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR MODERATE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR SHORT-TERM BOND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt and which have durations between 1 and 3.5 years.


MORNINGSTAR SMALL BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.


Principal Investors Fund                                              225
www.principal.com

MORNINGSTAR SMALL GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR SMALL VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR ULTRA-SHORT BOND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of bond mutual funds that invest primarily in investment-grade U.S. fixed-income issues and have durations of less than one year.


RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.


RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.


RUSSELL 2000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.


RUSSELL 2000 INDEX is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.


RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.


RUSSELL MIDCAP VALUE INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.


S&P 500 STOCK INDEX (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility and transportation companies.


S&P MIDCAP 400 INDEX is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX is an unmanaged index that consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.


226                                              Principal Investors Fund
                                                          1-800-247-4123

 ADDITIONAL INFORMATION



Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated March 1, 2006 which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on http://www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.



Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


             Principal Investors Fund, Inc. SEC File 811-07572


Principal Investors Fund                                              227
www.principal.com

                     SUPPLEMENT DATED SEPTEMBER 22, 2006
           TO THE PROSPECTUSES FOR THE PRINCIPAL INVESTORS FUND, INC.
                              DATED MARCH 1, 2006
  (PLEASE NOTE THAT NOT ALL OF THESE FUNDS ARE OFFERED IN ALL SHARE CLASSES.)


WM GROUP OF FUNDS ACQUISITION


On July 25, 2006, the Principal Financial Group, Inc. ("PFG") and its subsidiary, Principal Management Corporation, entered into an agreement with Washington Mutual, Inc. ("WM") to acquire all of the outstanding stock of its subsidiaries, WM Advisors, Inc. ("WMA"), the investment advisor to the WM Group of Funds, WM Funds Distributors, Inc. and WM Shareholder Services, Inc. (the "Transaction"). On September 11, 2006, the Principal Investors Fund, Inc. ("PIF") Board of Directors approved the proposed merger with the WM Funds and resulting proposed reorganizations (the "Reorganizations") of the funds. Pursuant to the Reorganizations, each of the WM Funds (each, an "Acquired Fund") will combine with and into the following corresponding separate series of PIF (each, an "Acquiring Fund"), subject to various conditions including the approval of the shareholders of each Acquired Fund:

         WM ACQUIRED FUNDS                      PIF ACQUIRING FUNDS
WM TRUST I
 Equity Income Fund                   Equity Income Fund I /1/
 Growth & Income Fund                 Disciplined LargeCap Blend Fund /2/
 High Yield Fund                       High Yield Fund II /1/
 Income Fund                           Income Fund /1/
 Mid Cap Stock Fund                   MidCap Stock Fund /1/
 Money Market Fund                     Money Market Fund /2/
 REIT Fund                             Real Estate Securities Fund /2/
 Small Cap Value Fund                 Small Cap Value Fund /2/
 Tax-Exempt Bond Fund                 Tax-Exempt Bond Fund I /1/
 U.S. Government Securities Fund       Mortgage Securities Fund /1/
 West Coast Equity Fund               West Coast Equity Fund /1/
WM TRUST II
 California Insured                   California Insured Intermediate-Municipal
Intermediate-Municipal Fund          Fund /1/
 California Municipal Fund            California Municipal Fund /1/
 Growth Fund                           LargeCap Growth Fund /2/
 International Growth Fund            Diversified International Fund /2/
 Short Term Income Fund               Short-Term Income Fund /1/
 Small Cap Growth Fund                 SmallCap Growth Fund /2/
WM SAM PORTFOLIOS
 Balanced Portfolio                   SAM Balanced Portfolio /1/
 Conservative Balanced Portfolio      SAM Conservative Balanced Portfolio /1/
 Conservative Growth Portfolio        SAM Conservative Growth Portfolio /1/
 Flexible Income Portfolio            SAM Flexible Income Portfolio /1/
 Strategic Growth Portfolio           SAM Strategic Growth Portfolio /1/


It is currently expected that the Transaction will close in the fourth quarter of this calendar year, and that the Reorganizations will occur shortly thereafter.


Under the Reorganizations (i) all the assets and the stated liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for Class A, Class B, Class C and Institutional Class ("Class I") shares of the Acquiring Fund; (ii) holders of Class A, Class B, Class C and Class I shares of the Acquired Fund will receive, respectively, that number of Class A, Class B, Class C and Class I shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund will be liquidated and dissolved.
ZZ 23290

FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the Reorganization, the WM Funds and PIF will have received, in form and substance satisfactory to each, an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each Acquired Fund and its corresponding Acquiring Fund, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.


DISTRIBUTION OF INCOME AND GAINS. . Prior to the Reorganization, each Acquired Fund whose taxable year will end as a result of the Reorganization generally is required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to such shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder's taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.


Moreover, if an Acquiring Fund has realized net investment income or net capital gains but has not distributed such income or gains prior to the Reorganization, and you acquire shares of such Acquiring Fund in the Reorganization, a portion of your subsequent distributions from the Acquiring Fund will, in effect, be a taxable return of part of your investment. Similarly, if you acquire Acquiring Fund shares in the Reorganization when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Acquiring Fund sells the appreciated securities and distributes the realized gain. The Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each Reorganization is not conditioned upon the closing of the others. However, one of the conditions to the closing of the Transaction is that shareholders of each of the following Acquired Funds (as well as certain other funds advised by WMA) approve the Reorganization: Conservative Balanced Portfolio, Flexible Income Portfolio, Balanced Portfolio, Conservative Growth Portfolio, Strategic Growth Portfolio, U.S. Government Securities Fund, Growth & Income Fund, Income Fund, Mid Cap Stock Fund, High Yield Fund, West Coast Equity Fund, International Growth Fund, Growth Fund, Short Term Income Fund and Equity Income Fund. If shareholders of any of these funds do not approve the Reorganization, PFG, in its discretion, may elect not to consummate the Transaction, in which case the Reorganization will not take place as to any Acquired Funds.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Funds, or to receive a free copy of a prospectus/ proxy statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.
ZZ 23290

OTHER REORGANIZATIONS


On September 11, 2006, the Principal Investors Fund, Inc. ("PIF") Board of Directors approved proposed reorganizations (the "PIF Reorganizations") of several of its series. Pursuant to the PIF Reorganizations, each of the Partners LargeCap Growth Fund, Tax-Exempt Bond Fund and Equity Income Fund (each, a "PIF Acquired Fund") will combine with and into the following corresponding separate series of PIF (each, a "PIF Acquiring Fund"), subject to various conditions including the approval of the shareholders of each PIF Acquired Fund:

         PIF ACQUIRED FUNDS                      PIF ACQUIRING FUNDS
 Equity Income Fund                     Equity Income Fund I /3/
 Partners LargeCap Growth Fund          Partners LargeCap Growth Fund II
 Tax-Exempt Bond Fund                   Tax-Exempt Bond Fund I /3/


It is currently expected that the PIF Reorganizations will occur shortly after the end of the year.


Under the PIF Reorganizations (i) all the assets and the stated liabilities of each PIF Acquired Fund will be transferred to the PIF Acquiring Fund in exchange for Class A, Class B, Class J, Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Advisors Signature and Institutional Class ("Class I") shares of the PIF Acquiring Fund; (ii) holders of Class A, Class B, Class J, Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Advisors Signature Class and Class I shares of the PIF Acquired Fund will receive, respectively, that number of Class A, Class B, Class J, Preferred Class, Advisors Preferred Class, Select Class, Advisors Select Class, Advisors Signature and Class I shares of the PIF Acquiring Fund equal in value at the time of the exchange to the value of the holder's PIF Acquired Fund shares at such time; and (iii) the PIF Acquired Fund will be liquidated and dissolved.


FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the PIF Reorganization, PIF will have received, in satisfactory form and substance, an opinion from counsel substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each PIF Acquired Fund and its corresponding PIF Acquiring Fund, for federal income tax purposes: (1) the PIF Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the PIF Acquired Fund or the PIF Acquiring Fund upon the transfer of the assets and liabilities, if any, of the PIF Acquired Fund to the PIF Acquiring Fund solely in exchange for shares of the PIF Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the PIF Acquired Fund upon the exchange of such PIF Acquired Fund's shares solely for shares of the PIF Acquiring Fund; (4) the holding period and tax basis of the shares of the PIF Acquiring Fund received by each holder of shares of the PIF Acquired Fund pursuant to the PIF Reorganization will be the same as the holding period and tax basis of the shares of the PIF Acquired Fund held by the shareholder (provided the shares of the PIF Acquired Fund were held as a capital asset on the date of the PIF Reorganization) immediately prior to the PIF Reorganization; and (5) the holding period and tax basis of the assets of the PIF Acquired Fund acquired by the PIF Acquiring Fund will be the same as the holding period and tax basis of those assets to the PIF Acquired Fund immediately prior to the PIF Reorganization.


DISTRIBUTION OF INCOME AND GAINS. . Prior to the PIF Reorganization, each PIF Acquired Fund whose taxable year will end as a result of the PIF Reorganization generally is required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the PIF Reorganization. Such distributions will be made to such shareholders before the PIF Reorganization. A PIF Acquired Fund shareholder will be required to include any such distributions in such shareholder's taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the PIF Reorganization not occurred.


Moreover, if a PIF Acquiring Fund has realized net investment income or net capital gains but has not distributed such income or gains prior to the PIF Reorganization, and you acquire shares of such PIF Acquiring Fund in the PIF Reorganization, a portion of your subsequent distributions from the PIF Acquiring Fund will, in effect, be a taxable return of part of your investment.
 Similarly, if you acquire PIF Acquiring Fund shares in the PIF Reorganization when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the PIF Acquiring Fund sells the appreciated securities and distributes the realized gain. The PIF Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation. ZZ 23290

The foregoing is only a summary of the principal federal income tax consequences of the PIF Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the PIF Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the PIF Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each PIF Reorganization is not conditioned upon the closing of the other PIF Reorganizations. However, the PIF Reorganizations of the Equity Income Fund and the Tax-Exempt Bond Fund may not occur if the Transaction described above under WM Group of Funds Acquisition does not occur.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any PIF Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the PIF Acquiring Funds, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the PIF Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.
____________________________
   /1/ These Acquiring Funds are newly-organized funds that will commence operations in connection with the Reorganization. It is expected that the WMA portfolio management team managing each corresponding Acquired Fund will continue to manage the Acquiring
   Fund as sub-advisor, and that the Acquired Fund will be the survivor for accounting and performance reporting purposes.

   /2 /These Acquiring Funds are existing PIF Funds into which the relevant WM Fund will be merged; the portfolio management teams for those funds will be different from those of the corresponding
   Acquired Funds.

   /3/ These PIF Acquiring Funds are newly-organized funds that will commence operations in connection with the PIF Reorganization; the portfolio management teams for those funds will be different from those of the corresponding PIF Acquired Funds.

PARTNERS LARGECAP GROWTH FUND
On September 11, 2006, the Fund's Board of Directors approved replacing the Fund's sub-advisor Grantham, Mayo, Van Otterloo & Co. with American Century Investment Management, Inc. ("American Century"). American Century was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111. As of December 31, 2005, American Century managed $100.9 billion in assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.



E.A. PRESCOTT LEGARD, CFA. . Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.



GREGORY J. WOODHAMS, CFA. Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor's degree in Economics from Rice University and a Master's degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.
ZZ 23290

The following changes to the Fund's investment strategy will be made as a result of the change of sub-advisors.


MAIN STRATEGIES
Under normal markets, the Partners LargeCap Growth Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of June 30, 2006, the range was between approximately $1.6 billion and $364.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

American Century selects stocks of companies they believe will increase in value over time using a growth investment strategy they developed. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace. Accelerating growth is shown, for example, by growth that exhibits a higher positive rate of change this quarter than last or this year than the year before. It also includes companies whose growth rates, although still negative, are less negative than prior periods. The American Century strategy is based on the premise that, over the long-term, the stocks of companies with accelerating earnings and revenues have a greater than average chance to increase in value.


American Century uses a bottom-up approach to select securities to buy for the Fund. This means that American Century makes its investment decisions based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using its extensive database, American Century tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help American Century select or hold the securities of companies they believe will be able to sustain accelerating growth and sell the securities of companies whose growth begins to slow down.


American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in securities regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, non-leveraged futures contracts and options and other similar securities. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. In addition, up to 25% of Fund assets may be invested in foreign securities.


PARTNERS MIDCAP VALUE FUND
PARTNERS SMALLCAP GROWTH FUND II
As communicated to you in a prospectus supplement dated June 16, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") began serving as an additional sub-advisor to the Partners MidCap Value Fund and Essex Investment Management Company, LLC ("Essex") began serving as an additional sub-advisor for the Partners SmallCap Growth Fund II.

Following are revised fund descriptions for these two Funds which incorporate information with regard to the processes these new sub-advisors will follow when managing their portions of the respective Fund portfolios.
PARTNERS MIDCAP VALUE FUND
The Fund seeks long-term growth of capital. The Manager has selected Neuberger Berman and Jacobs Levy as Sub-Advisors to the Fund.

MAIN STRATEGIES
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of June 30, 2006, this range was between approximately $1.7 billion and $15.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies. ZZ 23290

Neuberger Berman, the Sub-Advisor, selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


Jacobs Levy, the Sub-Advisor, selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Their approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process they refer to as "disentangling." The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.


Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.
ZZ 23290

INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

PARTNERS SMALLCAP GROWTH FUND II
The Fund seeks long-term growth of capital. The Manager has selected UBS Global AM, Emerald and Essex as Sub-Advisors to the Fund.

MAIN STRATEGIES
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of June 30, 2006, this range was between approximately $83 million and $2.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Fund will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Fund will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.
ZZ 23290

MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries .




INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.
PARTNERS MIDCAP GROWTH FUND
Effective October 1, 2006, Tara Hedlund and Jason Schrotberger will serve as co-portfolio managers for the Fund, replacing William McVail and Robert Turner. Ms. Hedlund and Mr. Schrotberger will act as co-portfolio managers for the Fund along with Christopher McHugh who was been on the Fund's portfolio management team since the Fund began in December of 2000.


TARA R. HEDLUND, CFA, CPA . Joining the company in 2000, Ms. Hedlund is a security analyst/portfolio manager at Turner Investment Partners. She covers stocks in the technology & telecommunications sector. Ms. Hedlunc has eleven years of investment experience and prior to joining Turner, she was an audit engagement senior at Arthur Andersen LLP. Ms. Hedlund earned a BBS in Accountancy from Villanova University. She has earned the right to use the Chartered Financial Analyst designation.
ZZ 23290

JASON D. SCHROTBERGER, CFA . Joining the company in 2001, Mr. Schrotberger is a security analyst/portfolio manager at Turner Investment Partners. He covers stocks in the consumer sector. Mr. Schrotberger has twelve years of investment experience and prior to joining Turner, he was an investment analyst at BlackRock Financial Management. Mr. Schrotberger earned a BA in Economics from Denison University and an MBA in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

PRINCIPAL LIFETIME 2010 FUND
PRINCIPAL LIFETIME 2020 FUND
PRINCIPAL LIFETIME 2030 FUND
PRINCIPAL LIFETIME 2040 FUND
PRINCIPAL LIFETIME 2050 FUND
PRINCIPAL LIFETIME STRATEGIC INCOME FUND

The main strategies section for each of the above-named Funds has been changed as follows:


MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic, foreign equity, fixed-income markets and other asset classes.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Fund. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Fund. In deciding the asset allocation of the Fund's assets, the Manager and Sub-Advisor consider long-term asset class returns and within each asset class, the Manager considers a variety of factors including expected returns, expense levels, diversification and appropriate levels of risk within each asset class. Principal is also responsible for employing an active rebalancing strategy. This strategy identifies asset classes that appear attractive or unattractive over shorter time period. These views may lead to cash flows or Fund assets being directed to move underlying fund weights closer to their target position.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds, their respective target weights and the cash flow allocations and any transfers of Fund assets needed. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Fund invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Fund circumstances change allocations.


In allocating Fund assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Fund must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Fund's allocation among the underlying funds so that within ten to fifteen years after the target year, the Fund's underlying fund allocation matches that of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.





ZZ 23290



                         PRINCIPAL INVESTORS FUND, INC.



                          REAL ESTATE SECURITIES FUND


 This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R) /("Principal Life"). The Sub-Advisor for the Fund is Principal Real
                   Estate Investors, LLC ("Principal - REI").


                 The date of this Prospectus is March 1, 2006.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

INSTITUTIONAL CLASS SHARES
Only eligible purchasers may buy Institutional Class shares of the Funds. At the present time, eligible purchasers include but are not limited to:
  . separate accounts of Principal Life;
  . Principal Life or any of its subsidiaries or affiliates;
  . funds distributed by Princor Financial Services Corporation ("Princor") if the Fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;
  . clients of Principal Global Investors, LLC.;
  . sponsors, recordkeepers or administrators of wrap account or mutual fund asset allocation programs or participants in those programs;
  . certain pension plans;
  . certain retirement account investment vehicles administered by foreign or domestic pension plans;
  . an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank or other financial institution, pursuant to a written agreement; and
  . certain institutional clients that have been approved by Principal Life
    Insurance Company for purposes of providing plan record keeping.
The Manager reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.

In the description for the Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections describe the Fund's investment objective and summarize how the Fund intends to achieve its investment objective. The Board of Directors may change the Fund's objective or principal investment policies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund's investment objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

The sections also describe the Fund's primary investment strategies (including the type or types of securities in which the Fund invest), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


The Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions as more fully described under the caption "Certain Investment Strategies and Related Risks - Temporary Defensive Measures."


The Fund is designed to be a portion of an investor's portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included in the Fund's description. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of .. a broad based securities market index (an index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


2                                                Principal Investors Fund
                                                          1-800-547-7754

FEES AND EXPENSES
The annual operating expenses for the Fund are deducted from the Fund's assets (stated as a percentage of Fund assets). The Fund's operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about the Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, the Fund, Principal Management Corporation (the "Manager") or any Sub-Advisor or Princor Financial Service Corporation ("Princor").
.. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Principal Investors Fund                                                3
www.principal.com

REAL ESTATE SECURITIES FUND
The Fund seeks to generate a total return.

MAIN STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Fund, the Sub-Advisor, Principal - REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.


SECTOR RISK . Because the Fund invests at least 80% of its net assets in securities of companies principally engaged in the real estate industry, the Fund is also subject to sector risk; that is, the possibility that the real estate sector may underperform other sectors or the market as a whole. As more of the Fund's portfolio holdings to the real estate sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Fund may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates


4                                                Principal Investors Fund
                                                          1-800-547-7754

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.


FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.


Principal Investors Fund                                                5
www.principal.com

Principal-REI has been the Fund's Sub-Advisor since December 6, 2000.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"7.86

"2003"38.38


"2004"34.11


"2005"15.6



LOGO

The year-to-date return as of December 31, 2005 for the Institutional Class is 15.60%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q4 '04                                    17.53%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                    -7.28%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                   PAST 1 YEAR                        LIFE OF FUND*
 INSTITUTIONAL CLASS ..
                                      15.60                              21.81
     (AFTER TAXES ON
     DISTRIBUTIONS)....               14.13                              20.17
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               10.67                              18.36
 MSCI US REIT Index ...               12.52                              19.82
 Morningstar Specialty
 - Real Estate Category
 Average ..............               11.59                              19.39
  After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Institutional Class shares were first sold
  (March 1, 2001).

FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

                                INSTITUTIONAL
                                    CLASS
 Management Fees..............      0.85%
                                    ----
   TOTAL ANNUAL FUND OPERATING
                      EXPENSES      0.85%



 EXAMPLE
 The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 INSTITUTIONAL CLASS                                      $87   $271  $471  $1,049



6                                                Principal Investors Fund
                                                          1-800-547-7754

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions. The Fund does not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Fund.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.


Principal Investors Fund                                                7
www.principal.com

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES


MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company' products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.


Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, the Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest. The Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

REVERSE REPURCHASE AGREEMENTS
A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase


8                                                Principal Investors Fund
                                                          1-800-547-7754
agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS
The Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, the Fund may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
The Fund may invest in warrants though the Fund will not use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

INITIAL PUBLIC OFFERINGS ("IPOS")
The Fund may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's assets base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).


Principal Investors Fund                                                9
www.principal.com

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


Generally, the Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment; and .. the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to rack a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Fund treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Fund may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING
The Fund may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of


10                                               Principal Investors Fund
                                                          1-800-547-7754
comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If the Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, the Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for the Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which the Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of the Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


The Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Principal Investors Fund                                               11
www.principal.com

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Fund may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.


TEMPORARY DEFENSIVE MEASURES
From time to time, as part of its investment strategy, the Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Fund may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


12                                               Principal Investors Fund
                                                          1-800-547-7754

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2005, the mutual funds it manages had assets of approximately $28.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.


THE SUB-ADVISORS
The Manager has signed a contract with a Sub-Advisor under which the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. As of December 31, 2005, Principal - REI, together with its affiliated asset management companies, had approximately $32.0 billion in asset under management. Principal - REI's address is 801 Grand Avenue, Des Moines, Iowa 50392.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Real Estate Securities       Kelly D. Rush




KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by the Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2005 was 0.85%.

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and


Principal Investors Fund                                               13
www.principal.com

.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order.

PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Funds, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's NAV are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11:00 a.m. Eastern Time). Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to "fair value" some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund's NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on Institutional Class shares of the Fund. There are no restrictions on amounts to be invested in Institutional Class shares of the Fund.


14                                               Principal Investors Fund
                                                          1-800-547-7754

Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued.


The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in the Manager's opinion, may be disruptive to the Fund. For these purposes, the Manager may consider an investor's trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control.


REDEMPTION OF FUND SHARES

You may redeem shares of the Fund upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law


EXCHANGE OF FUND SHARES

Shares in the Fund may be exchanged, without charge, for the same class of any other Principal Investors Fund. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to review or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of such action will be given to the extent required by law.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays its net investment income on a quarterly basis. Payments are made to shareholders of record on the business day prior to the payment date, the last business day of March, June, September and December.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividend and capital gain distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


Principal Investors Fund                                               15
www.principal.com

FUND ACCOUNT INFORMATION


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES)
The Fund is not designed for frequent trading or market timing activity. The Fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Fund.

We consider frequent trading and market timing activities to be abusive trading practices because they:
.. Disrupt the management of the Fund by;
  . forcing the Fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Fund; and .. Increase expenses of the Fund due to;
  . increased broker-dealer commissions; and
  . increased recordkeeping and related costs.

Certain Funds may be at greater risk for abusive trading practices. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. If we not able to identify such abusive trading practices, the abuses described above will negatively impact the Fund.


We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the Fund monitors trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.


If we, or the Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Fund.

The Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse exchange. We will give you notice in writing in this instance.


ORDERS PLACED BY INTERMEDIARIES
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator or trust company, that permits the intermediary to accept orders on behalf of the Fund until 4 p.m. Eastern Time. The agreement may include authorization for your intermediary to designate other intermediaries ("sub-designees") to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 4 p.m. Eastern Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order.


16                                               Principal Investors Fund
                                                          1-800-547-7754

NOTE: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. Eastern Time.


SIGNATURE GUARANTEES
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm.
A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
.. if you sell more than $100,000 from any Fund;
.. if a sales proceeds check is payable to other than the account shareholder(s); .. to change ownership of an account;
.. to add telephone transaction services and/or wire privileges to an existing account;
.. to change bank account information designated under an existing telephone withdrawal plan;
.. to exchange or transfer among accounts with different ownership; and .. to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share class described herein. Shareholders will be notified of any such action to the extent required by law.

FINANCIAL STATEMENTS
Shareholders will receive annual financial statements for the Fund, audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited.

PORTFOLIO HOLDINGS INFORMATION


The Fund will publish portfolio holdings information for the Fund described in this Prospectus as of the end of each calendar quarter for each of the portfolios. The information will include all of the Fund's holdings, and may include information regarding the top ten holdings as well. The information will be published on the principal.com website on the first business day of the second month following the end of each calendar quarter (e.g. June 30 holdings information will be published on the first business day of August). The information will remain on the website until the information for the subsequent calendar quarter is published on the website. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on the Fund's portfolio will be published on the website.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).


The financial statements for the Fund were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-247-4123.


Principal Investors Fund                                               17
www.principal.com

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                        2005        2004        2003     2002     2001/(E)/

REAL ESTATE SECURITIES FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $18.44      $14.56      $11.17   $10.50   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............  0.42        0.41        0.54     0.45     0.35
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........  3.18        4.01        3.20     0.63     0.15

 Total From Investment
            Operations  3.60        4.42        3.74     1.08     0.50
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...  (0.58)      (0.40)      (0.35)   (0.41)   --
 Distributions from     (1.05)      (0.14)      --       --       --
 -----ized Gains......

   Total Dividends and  (1.63)      (0.54)      (0.35)   (0.41)   --
 ----    Distributions

Net Asset Value, End    $20.41      $18.44      $14.56   $11.17   $10.50
 of Period............

Total Return..........  20.41%      31.21%      34.31%   10.38%   4.17%/(b)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $405,696    $253,838    $97,960  $11      $11
 Ratio of Expenses to
  Average Net Assets..  0.85%       0.85%       0.85%    0.85%    0.85%/(c)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........  --          0.85%/(d)/  --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..  2.19%       2.53%       4.08%    3.91%    4.91%/(c)/
 Portfolio Turnover
  Rate................  26.7%/(f)/  67.9%       35.4%    46.3%    77.5%/(c)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return amounts have not been annualized.
/(c) /Computed on an annualized basis.
/(d) /Expense ratio without commission rebates.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Institutional shares incurred an unrealized gain of $.06 per share from February 27, 2001 through February 28, 2001.
/(f) /Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.

ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2006 and which is part of this prospectus. The Statement of Additional Information contains a description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund make its SAI and annual and semi-annual reports, free of charge, on http://www.principal.com. To request other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. Government does not insure or guarantee an investment in any of the Fund. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572


Principal Investors Fund                                               19
www.principal.com



                         PRINCIPAL INVESTORS FUND, INC.



                              SELECT CLASS SHARES


 This Prospectus describes a mutual fund organized by Principal Life Insurance
                        Company/(R) /("Principal Life").


The date of this Prospectus is March 1, 2006 as revised through March 20, 2006. As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Descriptions
  Bond & Mortgage Securities Fund.......................................4

  LargeCap Value Fund...................................................8

  Principal LifeTime Strategic Income Fund..............................11

  Principal LifeTime 2010 Fund..........................................14

  Principal LifeTime 2020 Fund..........................................18

  Principal LifeTime 2030 Fund..........................................22

  Principal LifeTime 2040 Fund..........................................26

  Principal LifeTime 2050 Fund..........................................30


General Information

 The Costs of Investing................................................. 34

 Certain Investment Strategies and Related Risks........................ 35

 Management, Organization and Capital Structure......................... 41

 Pricing of Fund Shares................................................. 44

 Purchase of Fund Shares................................................ 45

 Redemption of Fund Shares.............................................. 45

 Exchange of Fund Shares................................................ 45

 Frequent Purchases and Redemptions ..................................... 46

 Dividends and Distributions............................................ 46

 Fund Account Information............................................... 47

 Portfolio Holdings Information......................................... 48

 Financial Highlights................................................... 48

Additional Information..................................................57

Principal Investors Fund, Inc. is comprised of many investment portfolios ("Funds"). Principal Management Corporation*, the "Manager" of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Funds. The Manager has selected a Sub-Advisor for each of the Funds based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Sub-Advisor for the Funds in this prospectus is Principal Global Investors, LLC ("Principal")

  * Principal Management Corporation, Principal, and Princor Financial Services Corporation ("Princor") are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group/(R)/.


Shares of the Fund are available to an employer's sponsored plan(s). Such plans may impose fees in addition to those charged by the Funds.


2                                                Principal Investors Fund
                                                          1-800-547-7754

In the description for each Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections describe each Fund's investment objective and summarize how each Fund intends to achieve its investment objective. The Board of Directors may change a Fund's objective or the principal investment policies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund's investment objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The sections also describe each Fund's primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to an adverse market, economic or political conditions as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Fund is designed to be a portion of an investor's portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included with each Fund that has annual returns for a full calendar year. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund' performance has varied from year-to-year. The table compares the Fund's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


Call the Principal Investors Fund at 1-800-547-7754 to get the current 7-day yield for the Money Market Fund.


FEES AND EXPENSES
The annual operating expenses for each Fund are deducted from that Fund's assets (stated as a percentage of Fund assets). A Fund's operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in a Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, the Manager, any Sub-Advisor or Princor.
.. Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Principal Investors Fund                                                3
www.principal.com

BOND & MORTGAGE SECURITIES FUND
The Fund seeks to provide current income.

MAIN STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).

The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. The Fund pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund remains the owner of the loaned scurities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


The Fund may actively trade securities in an attempt to achieve its investment objective.


During the fiscal year ended October 31, 2005, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

59.35% in securities      14.61% in securities       0.56% in securities rated
rated Aaa                 rated Baa                  Caa
5.95% in securities       3.30% in securities rated  0.06% in securities rated
rated Aa                  Ba                         Ca
12.55% in securities      3.60% in securities rated  0.02% in securities rated
rated A                   B                          C



The above percentages for Aaa, Baa, Ba and B rated securities includes 0.02%, 0.01%, 0.01%, and 0.03% respectively of unrated securities which have been determined by the manager to be of comparable quality.


MAIN RISKS
As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


4                                                Principal Investors Fund
                                                          1-800-547-7754

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Fund. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



LENDING OF SECURITIES . If the Fund lends its portfolio securities and the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Sub-Advisor to be of good financial standing.



PORTFOLIO DURATION . he average portfolio duration of the Fund normally varies within a three- to six-year time frame based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").


Principal Investors Fund                                                5
www.principal.com

DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 202.1%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"7.05

"2002"9.38


"2003"4.29


"2004"4.32


"2005"2.07



LOGO

The year-to-date return as of December 31, 2005 for the Select Class is
2.07%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                      4.59%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '04                                    -2.47%


6                                                Principal Investors Fund
                                                          1-800-547-7754

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                            PAST 1 YEAR         PAST 5 YEARS        LIFE OF FUND*
 SELECT CLASS..........         2.07                5.39                5.60
 Lehman Brothers
 Aggregate Bond Index .         2.43                5.87                5.87
 Morningstar
 Intermediate-Term Bond
 Category Average......         1.79                5.32                5.32
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the share class was first sold
  (December 6, 2000).

FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

 Management Fees......................  0.54%
 12b-1 Fees...........................  0.10
 Other Expenses*......................  0.51
                                        ----   -------   -------    -------
  TOTAL ANNUAL FUND OPERATING EXPENSES  1.15%
 * Other Expenses which include:
  Service Fee ........................  0.15%
  Administrative Service Fee .........  0.13
  Reverse Repurchase Agreement
  Interest Expense....................  0.23


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 SELECT CLASS                                                                                      $117  $365  $633  $1,398



Principal Investors Fund                                                7
www.principal.com

LARGECAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2005 this range was between approximately $563 million and $371.7 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

The equity investment philosophy of Principal is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of relative performance, Principal seeks to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


8                                                Principal Investors Fund
                                                          1-800-547-7754

FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs, which may have an adverse impact on the Fund's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Fund for the twelve month period ended October 31, 2005 was 181.1%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2001"-7.55

"2002"-13.25


"2003"25


"2004"12.08


"2005"6.35



LOGO

The year-to-date return as of December 31, 2005 for the Select Class is
6.35%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                    15.18%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -15.02%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                            PAST 1 YEAR         PAST 5 YEARS        LIFE OF FUND*
 SELECT CLASS..........         6.35                3.63                4.24
 Russell 1000 Value
 Index ................         7.05                5.28                5.28
 Morningstar Large
 Value Category Average         5.88                3.96                4.05
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Select class was first sold
  (December 6, 2000).


Principal Investors Fund                                                9
www.principal.com

FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

 Management Fees......................  0.45%
 12b-1 Fees...........................  0.10
 Other Expenses*......................  0.28
                                        ----   -------   -------    -------
  TOTAL ANNUAL FUND OPERATING EXPENSES  0.83%
 * Other Expenses:
    Service Fee ......................  0.15%
    Administrative Service Fee .......  0.13


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5      10
 SELECT CLASS                                                                                      $85   $265  $460  $1,025



10                                               Principal Investors Fund
                                                          1-800-547-7754

PRINCIPAL LIFETIME STRATEGIC INCOME FUND
The Fund seeks current income.

MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Fund. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Fund. In deciding how to allocate the Fund's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Fund assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Fund invests.


In allocating Fund assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


MAIN RISKS
The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks")



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


Principal Investors Fund                                               11
www.principal.com

EQUITY SECURITY RISKS
.. Stock market volatility. The net asset value of the underlying fund shares is affected by change in the value of the securities it owns. The net asset value of the underlying fund shares is effected by changes in the value of the securities it owns. The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.
.. Foreign investing. The underlying funds may invest in foreign securities.
  Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries may negatively impact the portfolios of underlying funds. An underlying fund may make investments in instruments denominated in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.
.. Small and Medium Capitalizations. The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Smaller capitalization companies securities may be more volatile in price than larger company securities, especially over the short-term.
.. Hedging strategies. Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks.
.. Initial Public Offerings ("IPOs"). An underlying fund's purchase of shares issued in IPOs exposes an underlying fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors in retirement.

UNDERLYING FUND ALLOCATION
As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            38.1%    Partners LargeCap Growth      2.2%
      Securities                          II
      Disciplined LargeCap        5.6     Partners LargeCap Value       2.9
      Blend
      International Growth        4.0     Preferred Securities         10.6
      LargeCap Growth             2.4     Real Estate Securities        6.5
      LargeCap Value              1.6     SmallCap S&P 600 Index        2.1
      Money Market               24.0



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.67%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


12                                               Principal Investors Fund
                                                          1-800-547-7754

The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-2.06

"2003"14.75


"2004"10.66


"2005"3.75



LOGO

The year-to-date return as of December 31, 2005 for the Select Class is
3.75%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      7.05%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                    -3.43%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 SELECT CLASS.........................          3.75                 5.73
 S&P 500 Index .......................          4.91                 1.84
 Lehman Brothers Aggregate Bond Index           2.43                 5.54
 Morningstar Conservative Allocation
 Category Average.....................          3.05                 3.48
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *
  Lifetime results are measured from the date the Select class was first sold
  (March 1, 2001).

FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

 Management Fees*......                 0.1225%
 12b-1 Fees............                 0.1000
 Other Expenses**......                 0.2800
                                        ------                  -------   -------    -------
      TOTAL ANNUAL FUND
     OPERATING EXPENSES                 0.5025%
 *The Fund as a shareholder in the underlying funds indirectly bears it pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The Fund's investment return is net of the underlying funds' operating expenses.
 ** Other Expenses:
   Service Fee ........                   0.15%
   Administrative
   Service Fee.........                   0.13


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5    10
 SELECT CLASS                                                                                      $51   $161  $281  $631



Principal Investors Fund                                               13
www.principal.com

PRINCIPAL LIFETIME 2010 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Fund. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Fund. In deciding how to allocate the Fund's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Fund assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Fund invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Fund circumstances change allocations.


In allocating Fund assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Fund must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Fund's asset allocation so that within five to ten years after the year 2010, the Fund's asset allocation matches that of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.


MAIN RISKS
The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.


14                                               Principal Investors Fund
                                                          1-800-547-7754

HIGH YIELD SECURITIES . Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2010 or fund a cashflow need in the year 2010.


Principal Investors Fund                                               15
www.principal.com

UNDERLYING FUND ALLOCATION
As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            34.7%    Partners LargeCap Growth      4.2%
      Securities                          II
      Disciplined LargeCap       10.7     Partners LargeCap Value       5.6
      Blend
      International Growth        5.5     Preferred Securities          9.1
      LargeCap Growth             4.5     Real Estate Securities        8.5
      LargeCap Value              3.1     SmallCap S&P 600 Index        4.5
      Money Market                9.6



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.70%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-4.71

"2003"18.22


"2004"11.36


"2005"5.1



LOGO

The year-to-date return as of December 31, 2005 for the Select Class is
5.10%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                      8.61%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                    -5.54%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 SELECT CLASS.........................          5.10                 6.02
 S&P 500 Index .......................          4.91                 1.84
 Lehman Brothers Aggregate Bond Index           2.43                 5.54
 Morningstar Conservative Allocation
 Category Average.....................          3.05                 3.48
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *
  Lifetime results are measured from the date the Select class was first sold
  (March 1, 2001).


16                                               Principal Investors Fund
                                                          1-800-547-7754

FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

 Management Fees*......                 0.1225%
 12b-1 Fees............                 0.1000
 Other Expenses**......                 0.2800
                                        ------                  ---------
      TOTAL ANNUAL FUND
     OPERATING EXPENSES                 0.5025%
 *The Fund as a shareholder in the underlying funds indirectly bears it pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00%. The Fund's investment return is net of the underlying funds' operating expenses.
 ** Other Expenses:
   Service Fee ........                   0.15%
   Administrative
   Service Fee.........                   0.13


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5    10
 SELECT CLASS                                                                                      $51   $161  $281  $631



Principal Investors Fund                                               17
www.principal.com

PRINCIPAL LIFETIME 2020 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Fund. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Fund. In deciding how to allocate the Fund's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Fund assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Fund invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Fund circumstances change allocations.


In allocating Fund assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Fund must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Fund's asset allocation so that within five to ten years after the year 2020, the Fund's asset allocation matches that of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.


MAIN RISKS
The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them. The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.


18                                               Principal Investors Fund
                                                          1-800-547-7754

SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


Principal Investors Fund                                               19
www.principal.com

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2020 or fund a cashflow need in the year 2020.

UNDERLYING FUND ALLOCATION
As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            25.2%    Partners LargeCap Value       7.4%
      Securities
      Disciplined LargeCap       17.0     Partners SmallCap Growth      1.5
      Blend                               III
      International Growth        9.7     Preferred Securities          9.8
      LargeCap Growth             6.3     Real Estate Securities        8.8
      LargeCap Value              4.3     SmallCap S&P 600 Index        2.4
      Partners LargeCap           6.0     SmallCap Value                1.6
      Growth II



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.75%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-7.34

"2003"21.1


"2004"11.82


"2005"7.27



LOGO

The year-to-date return as of December 31, 2005 for the Select Class is
7.27%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     10.23%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                    -7.68%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 SELECT CLASS.........................          7.27                 6.42
 S&P 500 Index .......................          4.91                 1.84
 Lehman Brothers Aggregate Bond Index           2.43                 5.54
 Morningstar Moderate Allocation
 Category Average.....................          5.29                 3.70
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *
  Lifetime results are measured from the date the Select class was first sold
  (March 1, 2001).


20                                               Principal Investors Fund
                                                          1-800-547-7754

FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

 Management Fees*......                 0.1225%
 12b-1 Fees............                 0.1000
 Other Expenses**......                 0.2800
                                        ------                  -------   -------    -------
      TOTAL ANNUAL FUND
     OPERATING EXPENSES                 0.5025%
 *The Fund as a shareholder in the underlying funds indirectly bears it pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.10%. The Fund's investment return is net of the underlying funds' operating expenses.
 ** Other Expenses:
   Service Fee ........                   0.15%
   Administrative
   Service Fee.........                   0.13


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5    10
 SELECT CLASS                                                                                      $51   $161  $281  $631



Principal Investors Fund                                               21
www.principal.com

PRINCIPAL LIFETIME 2030 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Fund. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Fund. In deciding how to allocate the Fund's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Fund assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Fund invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Fund circumstances change allocations.


In allocating Fund assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Fund must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Fund's asset allocation so that within five to ten years after the year 2030, the Fund's asset allocation matches that of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.


MAIN RISKS
The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them. The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.


22                                               Principal Investors Fund
                                                          1-800-547-7754

SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . An underlying fund may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain Investment Strategies and Related Risks").



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


Principal Investors Fund                                               23
www.principal.com

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2030 or fund a cashflow need in the year 2030.

UNDERLYING FUND ALLOCATION
As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            19.0%    Partners LargeCap Value       9.3%
      Securities
      Disciplined LargeCap       19.4     Partners SmallCap Growth      2.0
      Blend                               III
      International Growth       12.0     Preferred Securities          5.3
      LargeCap Growth             7.5     Real Estate Securities        8.2
      LargeCap Value              5.2     SmallCap S&P 600 Index        2.9
      Partners LargeCap           7.1     SmallCap Value                2.1
      Growth II



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.74%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-10.39

"2003"24.93


"2004"12.43


"2005"7.98



LOGO

The year-to-date return as of December 31, 2005 for the Select Class is
7.98%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     11.45%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -10.08%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                            PAST 1 YEAR                       LIFE OF FUND*
 SELECT CLASS .........                        7.98                             6.43/(1)/
 S&P 500 Index ........                        4.91                             1.84
 Lehman Brothers
 Aggregate Bond Index .                        2.43                             5.54
 Morningstar Moderate
 Allocation Category
 Average ..............                        5.29                             3.70
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Select class was first sold (March 1,
  2001).
 ///(//1//)
  /During 2003, the Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small positions, the total return shown in the table for Life of Fund is greater than it would have been without the redemption.


24                                               Principal Investors Fund
                                                          1-800-547-7754

FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

 Management Fees*..............................                      0.1225%
 12b-1 Fees....................................                      0.1000
 Other Expenses**..............................                      0.2800
                                                                     ------                        -------
           TOTAL ANNUAL FUND OPERATING EXPENSES                      0.5025%
 *
  The Fund as a shareholder in the underlying funds indirectly bears it pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.10%. The Fund's investment return is net of the underlying funds' operating expenses.
 ** Other Expenses:
   Service Fee ................................                        0.15%
   Administrative Service Fee .................                        0.13



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5    10
 SELECT CLASS                                                                                      $51   $161  $281  $631



Principal Investors Fund                                               25
www.principal.com

PRINCIPAL LIFETIME 2040 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Fund. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Fund. In deciding how to allocate the Fund's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Fund assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Fund invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Fund circumstances change allocations.


In allocating Fund assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Fund must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Fund's asset allocation so that within five to ten years after the year 2040, the Fund's asset allocation matches that of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.


MAIN RISKS
The net asset value of the Fund's shares is affected by changes in the value of the securities it owns.
The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of an underlying fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.


26                                               Principal Investors Fund
                                                          1-800-547-7754

SMALL AND MEDIUM CAPITALIZATIONS . An underlying fund may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.
.. High yield securities. Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain
  Investment Strategies and Related Risks").
.. U.S. Government Sponsored Enterprises. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


Principal Investors Fund                                               27
www.principal.com

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2040 or fund a cashflow need in the year 2040.

UNDERLYING FUND ALLOCATION
As of October 31, 2005, the Fund's assets were allocated among the following underlying funds

      Bond & Mortgage            13.3%    Partners LargeCap Value      10.9%
      Securities
      Disciplined LargeCap       22.1     Partners SmallCap Growth      2.5
      Blend                               III
      International Growth       12.7     Preferred Securities          3.7
      LargeCap Growth             8.9     Real Estate Securities        5.2
      LargeCap Value              6.1     SmallCap S&P 600 Index        3.6
      Partners LargeCap           8.4     SmallCap Value                2.6
      Growth II



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.73%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-13.03

"2003"24.01


"2004"12.59


"2005"8.36



LOGO

The year-to-date return as of December 31, 2005 for the Select Class is
8.36%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     12.38%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -12.21%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 SELECT CLASS.........................          8.36                 6.13
 S&P 500 Index .......................          4.91                 1.84
 Lehman Brothers Aggregate Bond Index           2.43                 5.54
 Morningstar Moderate Allocation
 Category Average.....................          5.29                 3.70
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *
  Lifetime results are measured from the date the Select class was first sold
  (March 1, 2001).


28                                               Principal Investors Fund
                                                          1-800-547-7754

FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

 Management Fees*......                 0.1225%
 12b-1 Fees............                 0.1000
 Other Expenses**......                 0.2800
                                        ------                  -------   -------    -------
      TOTAL ANNUAL FUND
     OPERATING EXPENSES                 0.5025%
 *The Fund as a shareholder in the underlying funds indirectly bears it pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.10%. The Fund's investment return is net of the underlying funds' operating expenses.
 ** Other Expenses:
   Service Fee ........                   0.15%
   Administrative
   Service Fee.........                   0.13


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5    10
 SELECT CLASS                                                                                      $51   $161  $281  $631



Principal Investors Fund                                               29
www.principal.com

PRINCIPAL LIFETIME 2050 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Fund. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Fund. In deciding how to allocate the Fund's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Fund assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Fund invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Fund circumstances change allocations.


In allocating Fund assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Fund must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Fund's asset allocation so that within five to ten years after the year 2050, the Fund's asset allocation matches that of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.


MAIN RISKS
The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of an underlying fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.


30                                               Principal Investors Fund
                                                          1-800-547-7754

SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Fund. However, the Fund's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Fund total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . The underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.
.. High yield securities. Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see "High Yield Securities" in the section of the Prospectus entitled "Certain
  Investment Strategies and Related Risks").
.. U.S. Government Sponsored Enterprises. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


Principal Investors Fund                                               31
www.principal.com

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2050 or fund a cashflow need in the year 2050.

UNDERLYING FUND ALLOCATION
As of October 31, 2005, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage             6.6%    Partners LargeCap Value      12.2%
      Securities
      Disciplined LargeCap       25.2     Partners SmallCap Growth      3.0
      Blend                               III
      International Growth       15.8     Preferred Securities          2.2
      LargeCap Growth             9.8     Real Estate Securities        2.3
      LargeCap Value              6.6     SmallCap S&P 600 Index        4.0
      Partners LargeCap           9.2     SmallCap Value                3.1
      Growth II



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.73%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.


The bar chart below shows how the Fund's total return has varied year-by-year, while the table below shows the Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results. The Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

"2002"-16.01

"2003"26.03


"2004"12.82


"2005"8.94



LOGO

The year-to-date return as of December 31, 2005 for the Select Class is
8.94%.
  HIGHEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q2 '03                                     13.49%
  LOWEST RETURN FOR A QUARTER DURING THE PERIOD OF THE BAR CHART ABOVE:
  Q3 '02                                   -14.77%

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 SELECT CLASS.........................          8.94                 5.29
 S&P 500 Index .......................          4.91                 1.84
 Lehman Brothers Aggregate Bond Index           2.43                 5.54
 Morningstar Large Blend Category
 Average .............................          5.77                 1.82
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *
  Lifetime results are measured from the date the Select class was first sold
  (March 1, 2001).


32                                               Principal Investors Fund
                                                          1-800-547-7754

FEES AND EXPENSES OF THE FUND
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS OF OCTOBER 31, 2005

 Management Fees*.....                  0.1225%
 12b-1 Fees...........                  0.1000
 Other Expenses**.....                  0.2800
                                        ------                  -------   -------    -------
      TOTAL ANNUAL FUND
     OPERATING EXPENSES                 0.5025%
 *The Fund as a shareholder in the underlying funds indirectly bears it pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.10%. The Fund's investment return is net of the underlying funds' operating expenses.
 ** Other Expenses:
   Service Fee ........                   0.15%
   Administrative
   Service Fee.........                   0.13


 EXAMPLES
 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      1     3     5    10
 SELECT CLASS                                                                                      $51   $161  $281  $631



Principal Investors Fund                                               33
www.principal.com

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. The Funds do not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund, as a shareholder in the underlying funds, bears its pro rata share of the management fees incurred by each underlying fund. The investment return of each Principal LifeTime Fund is net of the underlying funds' management fee.


Each Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Funds.
.. Distribution Fee - Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Select class of each Fund pay a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.


34                                               Principal Investors Fund
                                                          1-800-547-7754

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Principal LifeTime Funds. It does apply to the underlying funds in which the LifeTime Funds invest. The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


REVERSE REPURCHASE AGREEMENTS
A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain


Principal Investors Fund                                               35
www.principal.com
cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS
The Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Bond & Mortgage Securities Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative. The Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040 and Principal LifeTime 2050 and Principal LifeTime Strategic Income Funds may invest in underlying funds that may invest in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


36                                               Principal Investors Fund
                                                          1-800-547-7754

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


INITIAL PUBLIC OFFERINGS ("IPOS")
Certain of the Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;


Principal Investors Fund                                               37
www.principal.com

.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to rack a particular market index. The Funds could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING
 The Funds may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in


38                                               Principal Investors Fund
                                                          1-800-547-7754
dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.


Principal Investors Fund                                               39
www.principal.com

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES
From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


LIFETIME FUNDS
The performance and risks of each LifeTime Fund directly corresponds to the performance and risks of the underlying funds in which the Fund invests. By investing in many underlying funds, the LifeTime Funds have partial exposure to the risks of many different areas of the market. The more a LifeTime Fund allocates to stock funds, the greater the expected risk.

For Funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed-income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. Principal intends to gradually shift each LifeTime Fund's (except the Lifetime Strategic Income Fund) allocation among the underlying funds so that within five to ten years after the stated retirement date, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund.


If you are considering investing in a LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each LifeTime Fund is managed with the assumption that the investor will invest in a LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.


Each LifeTime Fund indirectly bears its pro-rata share of the expenses of the Institutional Class shares of the underlying funds in which it invests, as well as directly incurring expenses. Therefore, investment in a LifeTime Fund may be more costly than investing directly in shares of the underlying funds.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.


40                                               Principal Investors Fund
                                                          1-800-547-7754

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. Turnover rates for the Funds may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of each Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2005, the mutual funds it manages had assets of approximately $28.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

                                                DAY-TO-DAY
           FUND                                 FUND MANAGEMENT
           ----                                 ---------------
           Principal LifeTime 2010              Doug Loeffler
           Principal LifeTime 2020              Doug Loeffler
           Principal LifeTime 2030              Doug Loeffler
           Principal LifeTime 2040              Doug Loeffler
           Principal LifeTime 2050              Doug Loeffler
           Principal LifeTime Strategic Income  Doug Loeffler




DOUG LOEFFLER, CFA . - Mr. Loeffler is a Vice President with Principal Management Corporation. He is the senior member of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program. He is responsible for preparing periodic evaluation reports including both qualitative and quantitative analysis. Mr. Loeffler participates in the manager selection process and portfolio reviews. Joining Principal Management Corporation in 2004, he has 16 years of investment experience including 14 years in the mutual fund industry (Scudder and Founders Asset Management). His background includes quantitative analysis, fundamental analysis and portfolio management focusing on non-U.S. stocks. Mr. Loeffler earned an MBA in Finance at the University of Chicago and a degree in Economics from Washington State University. He has earned the right to use the Chartered Financial Analyst designation.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Fund. For these services, the Sub-Advisor is paid a fee by the Manager.


Principal Investors Fund                                               41
www.principal.com

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2005, Principal, together with its affiliated asset management companies, had approximately $159 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

The day-to-day portfolio management for some of the Funds listed below is shared by two or more portfolio managers. In each such case the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

                                                DAY-TO-DAY
           FUND                                 FUND MANAGEMENT
           ----                                 ---------------
           Bond & Mortgage Securities           William C. Armstrong
                                                Timothy R. Warrick
           LargeCap Value                       John Pihlblad
           Principal LifeTime 2010              Dirk Laschanzky
           Principal LifeTime 2020              Dirk Laschanzky
           Principal LifeTime 2030              Dirk Laschanzky
           Principal LifeTime 2040              Dirk Laschanzky
           Principal LifeTime 2050              Dirk Laschanzky
           Principal LifeTime Strategic Income  Dirk Laschanzky




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.


42                                               Principal Investors Fund
                                                          1-800-547-7754

TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

THE SUB-SUB-ADVISORS
Principal Global Investors, LLC ("Principal") has entered into sub-sub-advisory agreements for various Funds. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of Principal for a certain portion of the Fund's assets. The sub-sub-advisor is paid a fee by Principal.

Principal is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund's portfolio are made by Spectrum Asset Management, Inc. ("Spectrum"), and Post Advisory Group, LLC ("Post") each of which serves as sub-sub-advisor.


SUB-ADVISOR: Post Advisory Group, LLC ("Post") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025. As of December 31, 2005, Post had $8.1 billion in asset under management.


LAWRENCE A. POST . Mr. Post joined Principal in 2003 with over 30 years of investment experience. Prior to founding the Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. Mr. Post received an MBA in Business Administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.



ALLAN SCHWEITZER . Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer received a Bachelor's degree in Business Administration from Washington University at St. Louis and his Master's in Business Administration from the University of Chicago with a concentration in analytical finance and international economics.


SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2005, Spectrum, together with its affiliated asset management companies, had approximately $13.2 billion in asset under management.


L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995 as Portfolio Manager. Previously, he was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a $600 million preferred stock portfolio. Mr. Jacoby received his BS in Finance from Boston University.


Principal Investors Fund                                               43
www.principal.com

BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer and Chair of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid market. He was a Limited Partner at Goldman Sachs from 1994-1996. He received a BS in Industrial Relations and an MBA in Finance, both from Cornell University.


FEES PAID TO THE MANAGER
The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2005 was:

       Bond & Mortgage
       Securities                0.55%     Principal LifeTime 2030     0.1225%
       LargeCap Value            0.45%     Principal LifeTime 2040     0.1225%
       Principal LifeTime
       2010                    0.1225%     Principal LifeTime 2050     0.1225%
       Principal LifeTime                  Principal Lifetime
       2020                    0.1225%     Strategic Income            0.1225%



The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order.

PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Funds, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's NAV are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11:00 a.m. Eastern Time). Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to "fair value" some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S.


44                                               Principal Investors Fund
                                                          1-800-547-7754
  securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund's NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interests of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Funds may be exchanged, without charge, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


Principal Investors Fund                                               45
www.principal.com

FREQUENT PURCHASES AND REDEMPTIONS


The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.


Frequent purchases and redemptions pose a risk to the Funds because they may:
.. Disrupt the management of the Funds by;
  . forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Fund; and .. Increase expenses of the Fund due to;
  . increased broker-dealer commissions; and
  . increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. The Funds have adopted procedures to "fair value" foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds.


The retirement plan administrator of plans that invest in shares of the Funds monitor trading activity to identify and take action against abuses. While these procedures are designed to identify and protect against abusive trading practices, there can be no certainty that abusive trading will be identified and prevented in all instances. When abusive trading is identified, these policies and procedures will be applied in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Fund.


The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.


DIVIDENDS AND DISTRIBUTIONS


The Funds pay their net investment income to shareholders of record on the business day prior to the payment date: The payment schedule is as follows:
.. The Bond & Mortgage Securities Fund pays its net investment income on a monthly basis. The payment date is the last business day of each month. .. The other Funds pay their net investment income on an annual basis. The payment date is the last business day of the year.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


Dividend and capital gain distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


46                                               Principal Investors Fund
                                                          1-800-547-7754

FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


ORDERS PLACED BY INTERMEDIARIES
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator or trust company, that permits the intermediary to accept orders on behalf of the Fund until 4 p.m. Eastern Time. The agreement may include authorization for your intermediary to designate other intermediaries ("sub-designees") to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 4 p.m. Eastern Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order. NOTE: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. Eastern Time.

MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

PROCEDURES FOR OPENING AN ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.


FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent registered public accounting firm, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.


Principal Investors Fund                                               47
www.principal.com

PORTFOLIO HOLDINGS INFORMATION


The Fund will publish portfolio holdings information for the Funds described in this Prospectus as of the end of each calendar quarter for each of the portfolios. The information will include all of each Fund's holdings, and may include information regarding the top ten holdings as well. The information will be published on the principal.com website on the first business day of the second month following the end of each calendar quarter (e.g. June 30 holdings information will be published on the first business day of August). The information will remain on the website until the information for the subsequent calendar quarter is published on the website. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund's portfolio will be published on the website.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).


The financial statements for the Funds were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-247-4123.


48                                               Principal Investors Fund
                                                          1-800-547-7754

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005         2004     2003     2002    2001/(D)/
                          ----         ----     ----     ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.99       $10.78   $10.65   $10.67   $10.05
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.40         0.36     0.34     1.08     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.28)        0.21     0.16    (0.58)    0.62
                         -----         ----     ----    -----     ----
 Total From Investment
            Operations    0.12         0.57     0.50     0.50     1.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.39)       (0.36)   (0.37)   (0.46)   (0.50)
 Distributions from
  Realized Gains......   (0.01)          --       --    (0.06)      --
 ------                  -----                          -----
   Total Dividends and
         Distributions   (0.40)       (0.36)   (0.37)   (0.52)   (0.50)
                         -----        -----    -----    -----    -----
Net Asset Value, End
 of Period............  $10.71       $10.99   $10.78   $10.65   $10.67
                        ======       ======   ======   ======   ======
Total Return..........    1.06%        5.39%    4.79%    4.96%   11.03%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $8,635       $2,274     $912     $113   $2,668
 Ratio of Expenses to
  Average Net Assets..    1.15%        0.96%    0.93%    0.92%    0.93%/(f)/
 Ratio of Expenses to
  Average Net Assets
  (Excluding Reverse
  Repurchase Agreement
  Interest Expense)
  /(b)/ ..............    0.93%        0.93%      --       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.69%        3.35%    3.12%    4.69%    5.22%/(f)/
 Portfolio Turnover
  Rate................   202.1%/(g)/  150.5%    91.0%    46.7%   124.7%/(f)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Excludes interest expense paid on borrowings through reverse repurchase agreements. See "Operating Policies" in notes to financial statements.
/(c) /Calculated based on average shares outstanding during the period./ /
/(d) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares recognized $.01 of net investment income per share and incurred an unrealized gain of $.03, $.03, $.04, $.04 per share, respectively, from December 1, 2000 through December 5, 2000.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005         2004       2003         2002        2001/(F)/
                          ----         ----       ----         ----        ----
LARGECAP VALUE FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.64        $9.79      $8.25        $9.12       $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.13         0.12       0.10         0.11         0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.02         0.81       1.50        (0.91)       (1.11)
                          ----         ----       ----        -----        -----
 Total From Investment
            Operations    1.15         0.93       1.60        (0.80)       (1.04)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.13)       (0.08)     (0.06)       (0.07)       (0.01)
 Distributions from
  Realized Gains......   (0.38)          --         --           --           --
 -----                   -----
   Total Dividends and
         Distributions   (0.51)       (0.08)     (0.06)       (0.07)       (0.01)
                         -----        -----      -----        -----        -----
Net Asset Value, End
 of Period............  $11.28       $10.64      $9.79        $8.25        $9.12
                        ======       ======      =====        =====        =====
Total Return..........   11.05%        9.58%     19.44%       (8.90)%     (10.22)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $739          $15        $10       $1,031       $1,140
 Ratio of Expenses to
  Average Net Assets..    0.83%        0.83%      0.82%        0.82%        0.83%/(d)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........      --         0.83%/(e)/ 0.83%/(e)/   0.82%/(e)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    1.15%        1.14%      1.24%        1.17%        1.05%/(d)/
 Portfolio Turnover
  Rate................   181.1%/(g)/  228.4%     179.1%       128.9%       116.0%/(d)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Calculated based on average shares outstanding during the period.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Expense ratio without commission rebates.
/(f) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.16 per share from December 1, 2000 through December 5, 2000.
/(g) /Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005     2004     2003     2002     2001/(C)/
                          ----     ----     ----     ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $11.69   $10.74    $9.69   $10.00    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.34     0.13     0.14     0.30      0.22
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.29     0.98     1.02    (0.47)    (0.22)
                          ----     ----     ----    -----     -----
 Total From Investment
            Operations    0.63     1.11     1.16    (0.17)       --
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.24)   (0.16)   (0.10)   (0.14)       --
 Distributions from
  Realized Gains......   (0.13)      --    (0.01)      --        --
 ------                  -----             -----
   Total Dividends and
         Distributions   (0.37)   (0.16)   (0.11)   (0.14)       --
 ----                    -----    -----    -----    -----
Net Asset Value, End
 of Period............  $11.95   $11.69   $10.74    $9.69    $10.00
                        ======   ======   ======    =====    ======
Total Return..........    5.43%   10.44%   12.02%   (1.75)%    0.00%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,861     $479      $11      $10       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.50%    0.50%    0.50%    0.50%     0.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    2.84%    1.11%    1.27%    3.03%     3.28%/(d)/
 Portfolio Turnover
  Rate................    43.8%    34.1%    43.9%    46.2%    103.3%/(d)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(d) /Computed on an annualized basis.
/(e) /Total return amounts have not been annualized.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005     2004     2003    2002     2001/(E)/
                           ----     ----     ----    ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $11.57   $10.60    $9.37   $9.84    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.25     0.10     0.12    0.28      0.19
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.59     1.00     1.23   (0.63)    (0.35)
                           ----     ----     ----   -----     -----
 Total From Investment
            Operations     0.84     1.10     1.35   (0.35)    (0.16)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.24)   (0.13)   (0.12)  (0.12)       --
 Distributions from
  Realized Gains......    (0.10)      --       --      --        --
 ------                   -----
   Total Dividends and
         Distributions    (0.34)   (0.13)   (0.12)  (0.12)       --
 ----                     -----    -----    -----   -----
Net Asset Value, End
 of Period............   $12.07   $11.57   $10.60   $9.37     $9.84
                         ======   ======   ======   =====     =====
Total Return..........     7.41%   10.49%   14.60%  (3.63)%   (1.60)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $11,896   $1,501      $11      $9        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.50%    0.50%    0.50%   0.50%     0.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.19%    0.89%    1.18%   2.89%     2.88%/(d)/
 Portfolio Turnover
  Rate................     10.2%    34.3%    47.8%   17.6%      2.2%/(d)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005     2004     2003    2002     2001/(E)/
                           ----     ----     ----    ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $11.46   $10.53    $9.12   $9.70    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.19     0.06     0.10    0.24      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.92     1.02     1.41   (0.72)    (0.45)
                           ----     ----     ----   -----     -----
 Total From Investment
            Operations     1.11     1.08     1.51   (0.48)    (0.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.24)   (0.15)   (0.10)  (0.10)       --
 Distributions from
  Realized Gains......    (0.09)      --       --      --        --
 ------                   -----
   Total Dividends and
         Distributions    (0.33)   (0.15)   (0.10)  (0.10)       --
 ----                     -----    -----    -----   -----
Net Asset Value, End
 of Period............   $12.24   $11.46   $10.53   $9.12     $9.70
                         ======   ======   ======   =====     =====
Total Return..........     9.75%   10.35%   16.73%  (5.04)%   (3.00)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $18,811   $1,529      $11      $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.50%    0.50%    0.50%   0.50%     0.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.48%    0.54%    1.02%   2.50%     2.31%/(d)/
 Portfolio Turnover
  Rate................      5.5%    27.0%    41.1%   12.3%      4.0%/(d)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2005     2004     2003        2002     2001/(F)/
                           ----     ----     ----        ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $11.38   $10.40    $8.75       $9.50    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.17     0.03     0.04        0.20      0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.05     1.06     1.68       (0.84)    (0.62)
                           ----     ----     ----       -----     -----
 Total From Investment
            Operations     1.22     1.09     1.72       (0.64)    (0.50)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.21)   (0.11)   (0.07)      (0.11)       --
 Distributions from
  Realized Gains......    (0.08)      --       --          --        --
 ------                   -----
   Total Dividends and
         Distributions    (0.29)   (0.11)   (0.07)      (0.11)       --
 ----                     -----    -----    -----       -----
Net Asset Value, End
 of Period............   $12.31   $11.38   $10.40       $8.75     $9.50
                         ======   ======   ======       =====     =====
Total Return..........    10.86%   10.55%   19.77%/(e)/ (6.91)%   (5.00)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $23,705   $7,352      $15          $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.50%    0.50%    0.50%       0.50%     0.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.41%    0.25%    0.21%       2.09%     1.82%/(d)/
 Portfolio Turnover
  Rate................      4.8%    30.7%    52.4%/(f)/  19.9%     60.2%/(d)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /During 2003, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
/(f) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005     2004     2003    2002     2001/(C)/
                          ----     ----     ----    ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $11.13   $10.19    $8.65   $9.55    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.07     0.02     0.05    0.16      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.22     1.03     1.55   (0.95)    (0.53)
                          ----     ----     ----   -----     -----
 Total From Investment
            Operations    1.29     1.05     1.60   (0.79)    (0.45)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.19)   (0.11)   (0.06)  (0.10)       --
 Distributions from
  Realized Gains......   (0.08)      --       --   (0.01)       --
 ------                  -----                     -----
   Total Dividends and
         Distributions   (0.27)   (0.11)   (0.06)  (0.11)       --
 ----                    -----    -----    -----   -----
Net Asset Value, End
 of Period............  $12.15   $11.13   $10.19   $8.65     $9.55
                        ======   ======   ======   =====     =====
Total Return..........   11.67%   10.35%   18.66%  (8.49)%   (4.50)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,549     $256      $10      $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.50%    0.50%    0.50%   0.50%     0.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.53%    0.15%    0.56%   1.67%     1.20%/(d)/
 Portfolio Turnover
  Rate................     7.1%    40.0%    46.0%   19.6%    316.2%/(d)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(d) /Computed on an annualized basis.
/(e) /Total return amounts have not been annualized.

                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2005     2004    2003      2002     2001/(E)/
                          ----     ----    ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.65    $9.72   $8.13     $9.21    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.02     0.01    0.02      0.12      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    1.31     0.99    1.61     (1.10)    (0.84)
                          ----     ----    ----     -----     -----
 Total From Investment
            Operations    1.33     1.00    1.63     (0.98)    (0.79)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.17)   (0.07)  (0.04)    (0.10)       --
 Distributions from
  Realized Gains......   (0.07)      --      --        --        --
 -----                   -----
   Total Dividends and
         Distributions   (0.24)   (0.07)  (0.04)    (0.10)       --
 ----                    -----    -----   -----     -----
Net Asset Value, End
 of Period............  $11.74   $10.65   $9.72     $8.13     $9.21
                        ======   ======   =====     =====     =====
Total Return..........   12.57%   10.37%  20.10%   (10.81)%   (7.90)%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,675     $112     $10        $8        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.50%    0.50%   0.50%     0.50%     0.50%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.15%    0.09%   0.28%     1.30%     0.69%/(d)/
 Portfolio Turnover
  Rate................     7.5%    44.9%   45.7%     25.4%     59.0%/(d)/



/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.

ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2006 and which is part of this prospectus. The Statement of Additional Information contains a description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund make its SAI and annual and semi-annual reports, free of charge, on http://www.principal.com. To request other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. Government does not insure or guarantee an investment in any of the Fund. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572


Principal Investors Fund                                               57
www.principal.com